                                   VAN KAMPEN

                              AMERICAN VALUE FUND


                                 ANNUAL REPORT

                                 JUNE 30, 2000



                                   [GRAPHIC]










                                   VAN KAMPEN
                                     FUNDS

                           TABLE OF CONTENTS

                                   OVERVIEW
                      LETTER TO SHAREHOLDERS     1
                           ECONOMIC SNAPSHOT     2

                         PERFORMANCE SUMMARY
                           RETURN HIGHLIGHTS     4         IT IS TIMES
              GROWTH OF A $10,000 INVESTMENT     5
                                                           LIKE THESE

                       PORTFOLIO AT A GLANCE               WHEN MONEY-
                            TOP TEN HOLDINGS     6
                            TOP FIVE SECTORS     6         MANAGEMENT
            Q&A WITH YOUR PORTFOLIO MANAGERS     7
                           GLOSSARY OF TERMS    10         EXPERIENCE

                              BY THE NUMBERS               MAY MAKE
                     YOUR FUND'S INVESTMENTS    11
                        FINANCIAL STATEMENTS    20         A DIFFERENCE
               NOTES TO FINANCIAL STATEMENTS    26
              REPORT OF INDEPENDENT AUDITORS    32

                            VAN KAMPEN FUNDS
              THE VAN KAMPEN FAMILY OF FUNDS    33
       FUND OFFICERS AND IMPORTANT ADDRESSES    34
                RESULTS OF SHAREHOLDER VOTES    35



              -----------------------------------------------------
               NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.
              -----------------------------------------------------

LETTER TO SHAREHOLDERS
JULY 20, 2000

Dear Shareholder,

Whether you have held your fund for years or just joined the Van Kampen family of shareholders in the last few months, you are likely to have questions and even some concerns about how recent market volatility has affected your investment. I encourage you to review the following Q&A in which your portfolio manager provides an update on how your fund is being managed in this environment.

It is times like these when money-management experience may make a difference. Toward that end, you should know that Van Kampen is one of the nation's oldest investment-management firms, with a history of money management dating back to 1926. Our portfolio managers have invested in all types of market conditions--during bull and bear markets, periods of inflation and rising interest rates, and now a technology revolution. We have managed money long enough to understand short-term market volatility and the value of investing for the long term.

OVERVIEW

As we move through the second half of 2000, count on us to continue to draw on the wisdom of our 74 years of experience. Along those lines, Van Kampen's "Generations of Experience" is the theme of a national advertising campaign that we recently kicked off. The message emphasizes our depth of investment-management history, as well as our firm belief that with the right investments, anyone can realize life's true wealth.

Sincerely,


/s/ Richard F. Powers, III

Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH

BEGINNING IN THE SECOND QUARTER OF 2000, EVIDENCE OF SLOWER ECONOMIC GROWTH IN THE UNITED STATES EMERGED. HOWEVER, ANALYSTS BELIEVE IT MAY HAVE BEEN PREMATURE TO ASSUME THAT THE U.S. ECONOMY HAS SLOWED TO A SUSTAINABLE, NONINFLATIONARY PACE, WITH THE GROSS DOMESTIC PRODUCT (GDP), A MEASURE OF ECONOMIC GROWTH, UP
5.2 PERCENT ANNUALIZED IN THE SECOND QUARTER OF 2000.

CONSUMER SPENDING AND EMPLOYMENT

CONSUMER SPENDING REMAINED THE MAIN ENGINE OF GROWTH BEHIND THE U.S. ECONOMY. LIVING STANDARDS AND SPENDING HABITS WERE BOOSTED BY STRONG GAINS IN REAL INCOME, AND INDIVIDUAL WEALTH INCREASED SUBSTANTIALLY, PRIMARILY DUE TO A BUOYANT STOCK MARKET. NONETHELESS, DATA RELEASED IN THE SECOND QUARTER OF 2000 REFLECTED A MINOR DECREASE IN THE SPENDING OF INDIVIDUALS. IN JUNE, THE CONSUMER PRICE INDEX (CPI), THE LEADING INFLATION INDICATOR, ROSE HIGHER THAN EXPECTED--0.6 PERCENT MORE THAN THE PREVIOUS MONTH. THAT HEIGHTENED CONCERNS ABOUT INFLATION, AND THE PROSPECT OF ADDITIONAL FEDERAL RESERVE BOARD INTEREST-RATE INCREASES.

THE U.S. LABOR MARKET WAS STILL ROBUST DURING THIS TIME, AND JOB INSECURITY CONTINUED TO DECLINE. SOLID EMPLOYMENT GROWTH WAS ACCOMPANIED BY UNUSUALLY LARGE GAINS IN PRODUCTIVITY, WHICH LIMITED THE RISE IN UNIT LABOR COSTS ACROSS THE WHOLE ECONOMY. GIVEN THE HIGH EMPLOYMENT NUMBERS AND STRONG LEVELS OF PRODUCTIVITY, ANALYSTS BELIEVE AN INCREASE IN INTEREST RATES TO WARD OFF INFLATION AND FURTHER SLOW THE ECONOMY IS POSSIBLE.

INTEREST RATES AND INFLATION

DURING THE PAST FEW MONTHS, PERSISTENT STRENGTH IN CONSUMER SPENDING ACCOMPANIED BY A VERY TIGHT LABOR MARKET, RESULTED IN SOME INFLATION. THE CPI REACHED A LEVEL OF 2.7 PERCENT IN JANUARY 2000 AND 3.7 PERCENT IN JUNE 2000, CLEARLY DEMONSTRATING SIGNS OF INFLATION.

SINCE JUNE 1999, THE FEDERAL RESERVE HAS INCREASED THE FEDERAL FUNDS RATE SIX TIMES BY A TOTAL OF 175 BASIS POINTS TO LOWER ECONOMIC GROWTH AND DECREASE ANY FUTURE FEARS OF INFLATION. THESE INCREASES IN INTEREST RATES HELPED SLOW THE INTEREST-SENSITIVE AUTO AND HOUSING MARKETS.

MANY OBSERVERS BELIEVE INTEREST RATES COULD BE LIFTED FURTHER IN COMING MONTHS. WHILE MARKETS HAVE EXPERIENCED MUCH SHORT-TERM VOLATILITY, THE MARKET'S OUTLOOK COULD IMPROVE ONCE INTEREST-RATE HIKES CEASE.

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(JUNE 30, 1998 - JUNE 30, 2000)

                                     [CHART]

Jun-98    2.1%
Sep-98    3.8%
Dec-98    5.9%
Mar-99    3.5%
Jun-99    2.5%
Sep-99    5.7%
Dec-99    8.3%
Mar-00    4.8%
Jun-00    5.2%

SOURCE: BUREAU OF ECONOMIC ANALYSIS


INTEREST RATES AND INFLATION
(JUNE 30, 1998 - JUNE 30, 2000)

                                     [CHART]


          INTEREST RATES   INFLATION
Jun-98      5.500          1.70
Jul-98      5.500          1.70
Aug-98      5.500          1.60
Sep-98      5.250          1.50
Oct-98      5.000          1.50
Nov-98      4.750          1.50
Dec-98      4.750          1.60
Jan-99      4.750          1.70
Feb-99      4.750          1.60
Mar-99      4.750          1.70
Apr-99      4.750          2.30
May-99      4.750          2.10
Jun-99      5.000          2.00
Jul-99      5.000          2.10
Aug-99      5.250          2.30
Sep-99      5.250          2.60
Oct-99      5.250          2.60
Nov-99      5.500          2.60
Dec-99      5.500          2.70
Jan-00      5.500          2.70
Feb-00      5.750          3.20
Mar-00      6.000          3.70
Apr-00      6.000          3.00
May-00      6.500          3.10
Jun-00      6.500          3.70

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENT CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

                              PERFORMANCE SUMMARY


RETURN HIGHLIGHTS
(AS OF JUNE 30, 2000)


                                                  A SHARES       B SHARES       C SHARES
----------------------------------------------------------------------------------------
One-year total return based on NAV(1)               4.62%          3.85%          3.80%
----------------------------------------------------------------------------------------
One-year total return(2)                           -1.40%         -1.00%          2.83%
----------------------------------------------------------------------------------------
Five-year average annual total return(2)           17.90%            N/A         18.39%
----------------------------------------------------------------------------------------
Life-of-Fund average annual total return(2)        15.27%         17.70%         15.40%
----------------------------------------------------------------------------------------
Commencement date                                10/18/93         8/1/95       10/18/93
----------------------------------------------------------------------------------------

   N/A = NOT APPLICABLE

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER.

(2) STANDARDIZED TOTAL RETURN. ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF
    CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE.

    SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE WITH MARKET CONDITIONS.

    BECAUSE THE PRICES OF COMMON STOCKS AND OTHER SECURITIES FLUCTUATE, THE VALUE OF AN INVESTMENT IN THE FUND WILL VARY UPON THE FUND'S INVESTMENT PERFORMANCE.

    MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

GROWTH OF A $10,000 INVESTMENT
(OCTOBER 18, 1993 - JUNE 30, 2000)

                                    [GRAPH]

                                                  Russell 2500 Index
                                                MEASURES THE PERFORMANCE
                 American Value                    OF 2500 SMALL- AND
                     Fund                      MID-SIZE COMPANIES' STOCKS.
10/93                $9,425                            $10,000
6/94                 $9,418                             $9,409
6/95                $10,831                            $11,560
6/96                $12,717                            $14,355
6/97                $16,619                            $17,239
6/98                $21,094                            $20,539
6/99                $24,767                            $22,569
6/00                $24,420                            $25,911

Fund's Total Return
1 Year Total Return                         -1.40%
5 Year Avg. Annual                          17.90%
Inception Avg. Annual                       15.27%


THIS CHART COMPARES YOUR FUND'S PERFORMANCE TO THAT OF THE RUSSELL 2500 INDEX OVER TIME.

THIS IS AN UNMANAGED BROAD-BASED, STATISTICAL COMPOSITE THAT DOES NOT INCLUDE ANY COMMISSIONS OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER THE PERFORMANCE OF THIS INDEX. THE HISTORICAL PERFORMANCE OF THE INDEX IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY; IT IS NOT MEANT TO FORECAST, IMPLY, OR GUARANTEE THE FUTURE PERFORMANCE OF ANY INVESTMENT VEHICLE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

THE ABOVE CHART REFLECTS THE PERFORMANCE OF CLASS A SHARES OF THE FUND. THE PERFORMANCE OF CLASS A SHARES WILL DIFFER FROM THAT OF OTHER SHARE CLASSES OF THE FUND BECAUSE OF THE DIFFERENCE IN SALES CHARGES AND/OR EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT SHARE CLASSES. THE FUND'S PERFORMANCE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS, AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES).

WHILE PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THE ABOVE INFORMATION PROVIDES A BROADER VANTAGE POINT FROM WHICH TO EVALUATE THE DISCUSSION OF THE FUND'S PERFORMANCE FOUND IN THE FOLLOWING PAGES.

                             PORTFOLIO AT A GLANCE


TOP TEN HOLDINGS
(AS A PERCENTAGE OF NET ASSETS--JUNE 30, 2000)


1.   VALUEVISION                       1.8%
     Sells housewares, electronics, apparel,
     and other goods through electronic
     and print media.

2.   SMITH INTERNATIONAL               1.6%
     Supplies products and services to the
     petroleum and petrochemical industries
     worldwide.

3.   TITAN                             1.4%
     Provides computer and communication
     systems to businesses and governments
     worldwide.


4.   POTOMAC ELECTRIC POWER            1.3%
     Generates and distributes power in the
     Washington, D.C. area.

5.   AMB PROPERTY                      1.2%
     Owns and manages industrial real
     estate nationwide.

6.   EFFICIENT NETWORKS                1.2%
     Develops high-speed digital subscriber
     lines (DSLs) for data transmission
     worldwide.

7.   RADIAN GROUP                      1.1%
     Provides private mortgage insurance
     in the United States.

8.   GLOBAL MARINE                     1.0%
     Provides offshore oil drilling services
     worldwide.

9.   DIGITAL MICROWAVE                 1.0%
     Manufactures digital microwave radios
     for wireless communications systems.

10.  UNIFY                             0.9%
     Develops Internet infrastructure
     products and services.



TOP FIVE SECTORS *
(AS A PERCENTAGE OF NET ASSETS--JUNE 30, 2000)

[GRAPH]


                        Financial                  Heavy Industry/
          Technology    Services    Health Care    Transportation    Utilities
          ----------    ---------   -----------   -----------------  ---------
            31.5%        12.5%        10.6%           8.9%             7.1%


* THESE SECTORS REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN AMERICAN VALUE FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED JUNE 30, 2000. THE TEAM IS COMANAGED BY WILLIAM B. GERLACH, GARY G. SCHLARBAUM, AND VITALY KORCHEVSKY, PORTFOLIO MANAGERS, MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT. MR. GERLACH HAS COMANAGED THE FUND SINCE 1996 AND HAS BEEN IN THE INVESTMENT INDUSTRY SINCE 1984, WHILE MR. SCHLARBAUM AND MR. KORCHEVSKY JOINED THE FUND AS COMANAGERS IN 1997 AND 2000 AND HAVE BEEN IN THE INVESTMENT INDUSTRY SINCE 1984 AND 1993, RESPECTIVELY. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.



Q HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT IN WHICH THE FUND OPERATED, AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A The market was quite volatile in the past 12 months. As value investors, we've been challenged by the current bull market's preference for growth stocks. (There can be no assurance that growth stocks will continue to be favored over value stocks in the future.) Value stocks had a bit of a rally in early 2000, though not enough for value to outperform growth by any means. At one point in the first half of 2000, value stocks were performing slightly better than growth, but in June growth stocks surged.

   The TMT sector (telecommunications, media, and technology) has done very well, although it was quite volatile in March and April before it rallied in June. Health care has been another strong performer. Although it lagged in the third and fourth quarters of 1999, health care, especially the biotechnology industry, climbed during the first half of 2000. At a time when "new economy" names were generating the most attention, energy was one "old economy" sector that turned in good performance with less volatility than the TMT sector.

   Finally, small- and medium-sized companies slightly outperformed large companies in the past year. However, we believe that large companies' stocks are still overvalued, which means the market is pricing them higher than what we believe they should be worth, and smaller companies' valuations have a long way to go to catch up.

   For the 12-month period ended June 30, 2000, the fund achieved a total return of 4.62 percent (CLASS A SHARES AT NET ASSET VALUE; IF THE MAXIMUM SALES CHARGE OF 5.75 PERCENT WERE INCLUDED, THE RETURN WOULD HAVE BEEN LOWER). AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. BY COMPARISON, THE RUSSELL 2500 INDEX GENERATED A TOTAL RETURN OF 18.33 PERCENT FOR THE SAME PERIOD. OF COURSE, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE RUSSELL 2500 INDEX IS AN UNMANAGED INDEX REPRESENTING THE PERFORMANCE OF 2500 SMALL- AND MID-SIZE COMPANIES' STOCKS. THIS INDEX IS A STATISTICAL

COMPOSITE THAT DOES NOT INCLUDE ANY COMMISSIONS OR SALES CHARGES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER THE PERFORMANCE OF THE INDEX. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. PLEASE REFER TO THE CHART AND FOOTNOTES ON PAGE 4 FOR ADDITIONAL FUND PERFORMANCE RESULTS.

Q  WHAT WAS YOUR STRATEGY FOR MANAGING THE FUND IN THIS ENVIRONMENT?

A We reduced the allocation in technology stocks in the fund's portfolio relative to the Russell 2500 Index, the fund's benchmark index, in the third quarter of 1999 because we were concerned about how Y2K-related issues would affect their businesses. In the fourth quarter, we added to the fund's technology holdings as we realized that Y2K's impact wasn't going to be as negative as people feared, and we believed that if companies were going to introduce new technology projects, they would start their spending before year-end. The fund owned a heavier weighting in technology names than the benchmark in the fourth quarter, and the fund remained overweighted in this sector through the end of the reporting period. However, we trimmed some of the technology holdings during March's extreme market volatility. Overall, the fund's technology weighting helped performance during the reporting period.

   The fund benefited from our decisions to reduce the fund's allocation to both consumer durables and financial services relative to the benchmark, given that these areas of the market are interest rate-sensitive. In addition to being negatively affected by the Federal Reserve's interest-rate hikes, we saw financial services companies' earnings begin to slow down.

Q  WHICH STOCKS PERFORMED WELL DURING THE REPORTING PERIOD?

A Technology stocks continued to lead the way, despite volatility in the sector. Two wireless communications companies, Digital Microwave and Powerwave, were helped by a recent boom in wireless communications, particularly in Asia and Europe. Also, Titan Corp. and Cell Pathways performed well during the year thanks to new technologies in the food and drug industries. Titan is a holding company that owns several different businesses, one of which has created a technology that radiates meat, helping kill various bacteria. While there were some initial concerns about safety, several tests proved that Titan's method for pasteurizing meat was safe and less costly than other current methods. Cell Pathways is a pharmaceutical company with a prostate cancer drug in the final stages of FDA approval.

   Finally, the fund owned stock in a financial company that has benefited from the phenomenal growth of start-up technology companies. Silicon Valley Bancshares is a bank whose focus has been on the small Internet firms that are popping up all over Silicon Valley. This bank is unique because, in addition to commercial checking and banking, it also provides "one-stop shopping" for small companies needing 401(k) plans, investment management, checking, and lending.

   Of course, it's important to keep in mind that not all stocks in the fund performed favorably, and there is no guarantee that any of these stocks will perform well or be held in the portfolio in the future. For additional fund highlights, please refer to page 6.

Q  WHICH STOCKS WERE DISAPPOINTMENTS?

A The fund held several stocks that didn't perform up to our expectations. Sunglass Hut, which was among the larger allocations in the portfolio, has been losing market share recently because of a lack of consumer interest in its products. We sold all of this stock because we were disappointed in its performance.

   Some of the poor performers in the portfolio were strong companies whose stock prices suffered from what we believed to be an overreaction from the market. One such company was Unify Corp., a database-management software developer, which investors penalized for health concerns among its senior management, despite the company's strong fundamentals. Our belief in those fundamentals kept the stock in the portfolio. We also think MSI Holdings, a data and Internet services provider, has strong fundamentals, but it is a small company that had a hard time recovering from volatility in the technology sector during March and April. The fund continues to own MSI stock because we believe that the market unfairly punished its stock price.

   In terms of sector allocations, our poorest decision was to increase telephone services stocks relative to the fund's benchmark. One stock in particular, Adelphia Business Solutions, a cable provider, dragged down fund performance because it has lost business to satellite providers.

Q  WHAT IS YOUR OUTLOOK FOR THE FUND AND THE MARKETS IN THE UPCOMING MONTHS?

A We're going to pay close attention to economic news. We think that with the Fed raising rates and trying to slow the economy, the markets will continue to be volatile. When interest rates rise and there is a slowdown in the economy, the small companies and interest rate-sensitive stocks in which the fund invests have tended to fall in price. However, once the economy adjusts, we believe these stocks may again rise. In other areas of the market, we believe technology, health care, and consumer non-durables will be less affected by an economic slowdown.

   Despite its extreme volatility, we still like the technology sector. We think that companies will continue to focus on technology that improves productivity and that Internet growth worldwide still has a lot of potential.

GLOSSARY OF TERMS


A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.


CLASS A SHARES: A division of mutual fund shares, which are generally divided into three groupings, called Class A, Class B, and Class C shares. The specific features of each are dependent on varying fees and sales charges. In most cases, Class A shares will have no redemption fee (contingent deferred sales charge).

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

NEW ECONOMY: Refers to the electronic and high-tech sectors such as the Internet, telecommunications, biochemicals, and semiconductors.

OLD ECONOMY: Refers to established companies focusing more on industrial and manufacturing services.

PORTFOLIO: A collection of securities owned by an individual or an institution, that may include stocks, bonds, and/or money-market securities.

VALUE INVESTING: A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below what value investors believe they are actually worth.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

                                 BY THE NUMBERS


YOUR FUND'S INVESTMENTS
JUNE 30, 2000


THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.


                                                                      MARKET
DESCRIPTION                                         SHARES             VALUE
COMMON STOCKS 95.5%
BASIC RESOURCES  4.3%
BASIC CHEMICALS  0.5%
Nova Chemicals Corp. (a) .........................  245,600        $ 5,280,400
                                                                   -------------
NON-FERROUS METALS  1.1%
Agnico-Eagle Mines Ltd. ..........................  468,300          3,014,681
Freeport-McMoRan Copper & Gold, Inc. (a) .........  549,500          5,082,875
Phelps Dodge Corp. ...............................   58,600          2,179,188
                                                                   -------------
                                                                    10,276,744
                                                                   -------------
PAPER  0.9%
Boise Cascade Corp................................   93,000          2,406,375
Gaylord Container Corp. 'A' (a)...................1,398,000          3,757,125
Westvaco Corp. ...................................  120,400          2,987,425
                                                                   -------------
                                                                     9,150,925
                                                                   -------------
SPECIALTY CHEMICALS  1.1%
Tetra Technologies, Inc. (a) .....................  455,400          6,460,988
W.R. Grace & Co. (a) .............................  380,400          4,612,350
                                                                   -------------
                                                                    11,073,338
                                                                   -------------
STEEL  0.7%
Lone Star Technologies, Inc. .....................   83,600          3,866,500
Steel Dynamics, Inc. (a) .........................  274,500          2,487,656
                                                                   -------------
                                                                     6,354,156
                                                                   -------------
TOTAL BASIC RESOURCES .....................................         42,135,563
                                                                   -------------
BEVERAGES & PERSONAL PRODUCTS  1.8%
BEVERAGES  1.1%
Pepsi Bottling Group, Inc. .......................  207,700          6,062,244
Suiza Foods Corp. (a) ............................   57,000          2,785,875
Triarc Cos., Inc. (a) ............................   79,200          1,623,600
                                                                   -------------
                                                                    10,471,719
                                                                   -------------
PERSONAL PRODUCTS  0.7%
Fortune Brands, Inc. .............................  195,500          4,508,719
Salton, Inc. (a) .................................   65,100          2,400,562
                                                                   -------------
                                                                     6,909,281
                                                                   -------------
TOTAL BEVERAGES & PERSONAL PRODUCTS .......................         17,381,000
                                                                   -------------





SEE NOTES TO FINANCIAL STATEMENTS      11

YOUR FUND'S INVESTMENTS
JUNE 30, 2000


                                                                      MARKET
DESCRIPTION                                         SHARES             VALUE
CONSUMER DURABLES  2.2%
AUTOMOTIVE RELATED  1.5%
Lear Corp. (a) ...................................  194,500        $ 3,890,000
Magna International, Inc. 'A'.....................  117,900          5,570,775
Tower Automotive, Inc. (a) .......................  407,500          5,093,750
                                                                   -------------
                                                                    14,554,525
                                                                   -------------
BUILDING & HOUSING  0.2%
American Standard Cos., Inc. (a) .................   51,600          2,115,600
                                                                   -------------
RECREATION & TOYS  0.5%
Hasbro, Inc. .....................................  231,200          3,482,450
JAKKS Pacific, Inc. (a) ..........................   90,700          1,337,825
                                                                   -------------
                                                                     4,820,275
                                                                   -------------
TOTAL CONSUMER DURABLES ...................................         21,490,400
                                                                   -------------
CONSUMER SERVICES  3.8%
ENTERTAINMENT & LEISURE  1.8%
ValueVision International, Inc. 'A' (a)...........  736,200         17,668,800
                                                                   -------------
LODGING & CATERING  0.6%
Hilton Hotels Corp. ..............................  317,900          2,980,312
Starwood Hotels & Resorts Worldwide, Inc. ........   95,500          3,085,844
                                                                   -------------
                                                                     6,066,156
                                                                   -------------
OTHER  1.1%
Convergys Corp. (a) ..............................  141,400          7,335,125
Corinthian Colleges, Inc. (a) ....................   26,700            625,781
Lifeminders, Inc. (a) ............................  106,200          3,139,538
                                                                   -------------
                                                                    11,100,444
                                                                   -------------
PUBLISHING & BROADCASTING  0.3%
Infospace.com, Inc. (a) ..........................   54,800          3,027,700
                                                                   -------------
TOTAL CONSUMER SERVICES ...................................         37,863,100
                                                                   -------------
ENERGY  6.6%
OIL-DOMESTIC & CRUDE  1.0%
Ocean Energy, Inc. (a) ...........................  228,824          3,246,440
Tosco Corp. ......................................   96,600          2,734,988
Valero Energy Corp. ..............................  116,300          3,692,525
                                                                   -------------
                                                                     9,673,953
                                                                   -------------
OIL-OFFSHORE DRILLING  2.5%
Global Marine, Inc. (a) ..........................  360,600         10,164,412
Nabors Industries, Inc. (a) ......................  171,100          7,111,344
Precision Drilling Corp. (a) .....................  191,900          7,412,138
                                                                   -------------
                                                                    24,687,894
                                                                   -------------







                                      12       SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000


                                                                      MARKET
DESCRIPTION                                         SHARES             VALUE
OIL-WELL EQUIPMENT & SERVICES  3.1%
Cooper Cameron Corp. (a) .........................   95,500        $ 6,303,000
Global Industries, Ltd. (a) ......................  381,100          7,193,262
Smith International, Inc. (a) ....................  209,900         15,283,344
Varco International, Inc. (a) ....................   72,748          1,691,391
                                                                   -------------
                                                                    30,470,997
                                                                   -------------
TOTAL ENERGY ..............................................         64,832,844
                                                                   -------------
FINANCIAL SERVICES  12.5%
BANKS  2.6%
Bank of Montreal .................................   69,900          2,983,856
Bank United Corp. 'A'.............................  216,200          7,607,537
Golden State Bancorp, Inc. (a) ...................   90,900          1,636,200
Greater Bay Bancorp ..............................   21,300            995,775
Hudson United Bancorp ............................  226,249          5,076,462
Silicon Valley Bancshares (a) ....................   62,400          2,659,800
TCF Financial Corp. ..............................  109,400          2,810,213
Trustmark Corp. ..................................  119,000          2,075,063
                                                                   -------------
                                                                    25,844,906
                                                                   -------------
CREDIT & FINANCE  2.4%
Concord EFS, Inc. (a) ............................  304,200          7,909,200
Metris Cos., Inc. ................................  104,950          2,636,869
PMI Group, Inc. ..................................   48,800          2,318,000
Radian Group, Inc. ...............................  204,600         10,588,050
                                                                   -------------
                                                                    23,452,119
                                                                   -------------
INSURANCE  1.6%
Allmerica Financial Corp. ........................  103,300          5,410,337
Everest Reinsurance Holdings, Inc. ...............  159,200          5,233,700
MONY Group, Inc. (The) ...........................   71,900          2,431,119
Nationwide Financial Services, Inc. 'A'...........   98,000          3,221,750
                                                                   -------------
                                                                    16,296,906
                                                                   -------------
INVESTMENT COMPANIES  1.8%
Catellus Development Corp. (a) ...................  228,800          3,432,000
E*TRADE Group, Inc. (a) ..........................  147,200          2,428,800
eSPEED, Inc. 'A' (a) .............................  113,700          4,938,844
T. Rowe Price Associates, Inc. ...................  157,700          6,702,250
                                                                   -------------
                                                                    17,501,894
                                                                   -------------
REAL ESTATE INVESTMENT TRUSTS  4.1%
AMB Property Corp. ...............................  528,600         12,058,687
Avalonbay Communities, Inc. ......................   72,000          3,006,000
Boston Properties, Inc. ..........................   52,200          2,016,225
Camden Property Trust ............................   64,800          1,903,500







SEE NOTES TO FINANCIAL STATEMENTS      13

YOUR FUND'S INVESTMENTS
JUNE 30, 2000


                                                                      MARKET
DESCRIPTION                                         SHARES             VALUE
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Cousins Properties, Inc. .........................   47,400        $ 1,824,900
Crown American Realty Trust ......................  379,700          2,040,887
Duke Weeks Realty Corp. ..........................  195,000          4,363,125
Glenborough Realty Trust, Inc. ...................   26,500            462,094
Hospitality Properties Trust .....................  276,300          6,234,019
Lasalle Hotel Properties REIT ....................   36,100            518,938
Liberty Property Trust REIT ......................   46,000          1,193,125
Manufactured Home Communities, Inc. REIT .........   78,700          1,883,881
Simon Property Group, Inc. .......................   46,700          1,036,156
Vornado Realty Trust .............................   53,500          1,859,124
                                                                   -------------
                                                                    40,400,661
                                                                   -------------
TOTAL FINANCIAL SERVICES ...................................       123,496,486
                                                                   -------------
FOOD & TOBACCO  2.2%
FOOD & TOBACCO  0.1%
Horizon Organic Holding Corp. (a) ................  131,900          1,401,438
                                                                   -------------
FOOD PRODUCTS  2.1%
Earthgrains Co. ..................................  134,600          2,616,287
Fresh Del Monte Produce, Inc. (a) ................  183,900          1,264,313
General Mills, Inc. ..............................  134,800          5,156,100
Hain Celestial Group, Inc. (a) ...................  156,400          5,737,925
IBP, Inc. ........................................  148,700          2,295,556
NBTY, Inc. (a) ...................................  565,800          3,606,975
                                                                   -------------
                                                                    20,677,156
                                                                   -------------
TOTAL FOOD & TOBACCO ......................................         22,078,594
                                                                   -------------
HEALTH CARE  10.6%
DRUGS  5.4%
Alpharma, Inc. ...................................  124,700          7,762,575
Alza Corp., 'A' (a) ..............................  116,500          6,888,062
Celgene Corp. (a) ................................  102,900          6,058,237
Cell Pathways, Inc. (a) ..........................  165,500          3,889,250
Genomic Solutions, Inc. (a) ......................   96,200          1,406,925
Gilead Sciences, Inc. (a) ........................   50,200          3,570,475
IDEC Pharmaceuticals Corp. (a) ...................   20,600          2,416,638
ImClone Systems, Inc. (a) ........................   23,200          1,773,350
Intermune Pharmaceuticals, Inc. (a) ..............  135,000          5,577,188
MedImmune, Inc. (a) ..............................   53,700          3,973,800
Millennium Pharmaceuticals, Inc. (a) .............   32,600          3,647,125
Teva Pharmaceutical Industries Ltd. ADR ..........  111,400          6,175,737
                                                                   -------------
                                                                    53,139,362
                                                                   -------------
HEALTH SERVICES  1.7%
Beverly Enterprises, Inc. (a) ....................  568,100          1,597,781




                                      14       SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000


                                                                      MARKET
DESCRIPTION                                         SHARES             VALUE
HEALTH SERVICES (CONTINUED)
First Health Group Corp. (a) .....................   82,300        $ 2,700,469
Omnicare, Inc. ...................................  252,900          2,291,906
Tenet Healthcare Corp. (a) .......................  125,100          3,377,700
Trigon Healthcare, Inc. (a) ......................   67,900          3,501,094
Universal Health Services, Inc. (a) ..............   56,300          3,715,800
                                                                   -------------
                                                                    17,184,750
                                                                   -------------
HEALTH TECHNOLOGY  2.5%
Cephalon, Inc. (a) ...............................  116,300          6,963,462
COR Therapeutics, Inc. (a) .......................   49,600          4,231,500
Human Genome Sciences, Inc. (a) ..................    1,200            160,050
PE Corp.-Celera Genomics Group (a) ...............   15,900          1,486,650
PerkinElmer, Inc. ................................   56,200          3,716,225
QLT Phototherapeutics, Inc. (a) ..................   34,600          2,675,013
St. Jude Medical, Inc. (a) .......................  108,100          4,959,088
                                                                   -------------
                                                                    24,191,988
                                                                   -------------
HOSPITAL SUPPLIES  1.0%
Endocare, Inc. (a) ...............................  149,400          3,025,350
Sybron International Corp. (a) ...................  347,900          6,892,769
                                                                   -------------
                                                                     9,918,119
                                                                   -------------
TOTAL HEALTH CARE .........................................        104,434,219
                                                                   -------------
HEAVY INDUSTRY/TRANSPORTATION  8.9%
AEROSPACE  1.8%
Alliant TechSystems, Inc. (a) ....................   56,700          3,823,707
Titan Corp. (a) ..................................  310,600         13,899,350
                                                                   -------------
                                                                    17,723,057
                                                                   -------------
AIR TRANSPORTATION  1.1%
Airtran Holdings, Inc. (a) .......................  695,200          2,889,425
Frontier Airlines, Inc. (a) ......................  246,900          3,533,756
Mesa Air Group, Inc. (a) .........................  422,100          2,334,741
SkyWest, Inc. ....................................   53,300          1,975,431
                                                                   -------------
                                                                    10,733,353
                                                                   -------------
BUSINESS SERVICES  3.0%
AnswerThink Consulting Group, Inc. (a) ...........  149,900          2,492,088
Republic Services, Inc. 'A' (a) ..................  292,200          4,675,200
SCI Systems, Inc. (a) ............................  235,600          9,232,575
United Rentals, Inc. (a) .........................  253,000          4,332,625
Xceed, Inc. (a) ..................................  963,500          8,791,937
                                                                   -------------
                                                                    29,524,425
                                                                   -------------
ELECTRICAL EQUIPMENT  0.3%
Black Box Corp. (a) ..............................   38,900          3,079,786
                                                                   -------------




SEE NOTES TO FINANCIAL STATEMENTS      15

YOUR FUND'S INVESTMENTS
JUNE 30, 2000


                                                                      MARKET
DESCRIPTION                                         SHARES             VALUE
MACHINERY  0.4%
Manitowoc Co., Inc. ..............................   55,350        $ 1,480,613
Stewart & Stevenson Services, Inc. ...............  131,000          1,973,187
                                                                   -------------
                                                                     3,453,800
                                                                   -------------
MISCELLANEOUS INDUSTRIALS  2.3%
GenCorp, Inc. ....................................  282,200          2,257,600
ITT Industries, Inc. .............................  160,300          4,869,112
Litton Industries, Inc. (a) ......................  129,500          5,439,000
Martin Marietta Materials, Inc. ..................  108,500          4,387,469
Mettler-Toledo International, Inc. (a) ...........   54,900          2,196,000
Wabash National Corp. ............................  312,500          3,730,469
                                                                   -------------
                                                                    22,879,650
                                                                   -------------
TOTAL HEAVY INDUSTRY/TRANSPORTATION .......................         87,394,071
                                                                   -------------
RETAIL  4.0%
APPAREL  1.7%
Chico's FAS, Inc. (a) ............................  182,600          3,652,000
Factory 2-U Stores, Inc. (a) .....................  124,200          4,696,313
Global Sports, Inc. (a) ..........................  601,600          3,872,800
Jones Apparel Group, Inc. (a) ....................   69,700          1,637,950
Vans, Inc. (a) ...................................  181,800          2,658,825
                                                                   -------------
                                                                    16,517,888
                                                                   -------------
DEPARTMENT STORES  0.3%
Neiman-Marcus Group, Inc. 'A' (a) ................   91,700          2,710,881
                                                                   -------------
DISCOUNTERS  0.3%
BJ's Wholesale Club, Inc. (a) ....................  101,500          3,349,500
                                                                   -------------
FOOD RETAILERS  0.3%
SYSCO Corp. ......................................   76,300          3,214,138
                                                                   -------------
RESTAURANTS  1.2%
Landry's Seafood Restaurants, Inc. ...............  261,500          2,222,750
Lone Star Steakhouse & Saloon, Inc. (a) ..........  403,600          4,086,450
Ruby Tuesday, Inc. ...............................  242,800          3,050,175
Wendy's International, Inc. ......................  124,100          2,210,531
                                                                   -------------
                                                                    11,569,906
                                                                   -------------
SPECIALTY SHOPS  0.2%
Sherwin-Williams Co. (The) .......................   96,800          2,050,950
                                                                   -------------
TOTAL RETAIL ..............................................         39,413,263
                                                                   -------------
TECHNOLOGY  31.5%
COMPUTERS & OFFICE EQUIPMENT  2.9%
Accelerated Networks, Inc. (a) ...................    8,700            367,031
Extreme Networks, Inc. (a) .......................   57,600          6,076,800






                                       16      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000


                                                                      MARKET
DESCRIPTION                                         SHARES             VALUE
COMPUTERS & OFFICE EQUIPMENT (CONTINUED)
Network Appliance, Inc. (a) ......................   64,300        $ 5,176,150
Oak Technology, Inc. (a) .........................  189,200          4,079,625
QLogic Corp. (a) .................................  108,200          7,147,962
Splash Technology Holdings, Inc. (a) .............  662,400          5,216,400
Stratos Lightwave Inc. (a) .......................   12,500            348,438
                                                                   -------------
                                                                    28,412,406
                                                                   -------------
ELECTRONICS  10.1%
Aetrium, Inc. (a) ................................  122,400            703,800
ANADIGICS, Inc. (a) ..............................   71,700          2,442,281
Applied Micro Circuits Corp. (a) .................    4,600            454,250
Coherent, Inc. (a) ...............................   58,200          4,881,525
Concord Camera Corp. (a) .........................   83,800          1,749,325
Conexant Systems, Inc. (a) .......................   49,700          2,416,663
Cypress Semiconductor Corp. (a) ..................   64,000          2,704,000
Fairchild Semiconductor, Inc. 'A' (a).............  105,000          4,252,500
Galileo Technology Ltd. (a) ......................  302,800          6,510,200
Gasonics International Corp. (a) .................  202,300          7,978,206
GSI Lumonics, Inc. (a) ...........................  190,200          6,680,775
Integrated Device Technology, Inc. (a) ...........   39,800          2,383,025
KLA-Tencor Corp. (a) .............................   82,600          4,837,263
Lam Research Corp. (a) ...........................   65,300          2,448,750
Lattice Semiconductor Corp. (a) ..................  103,900          7,182,087
M-Systems Flash Disk Pioneers Ltd. (a) ...........  103,700          8,075,637
Microchip Technology, Inc. (a) ...................   44,700          2,604,474
National Semiconductor Corp. (a) .................   85,200          4,835,100
Novellus Systems, Inc. (a) .......................   98,400          5,565,750
Parlex Corp. (a) .................................   84,800          3,572,200
PMC-Sierra, Inc. (a) .............................   36,800          6,538,900
SanDisk Corp. (a) ................................   57,700          3,530,519
Vishay Intertechnology, Inc. (a) .................   62,300          2,363,506
Vitesse Semiconductor Corp. (a) ..................   61,600          4,531,450
                                                                   -------------
                                                                    99,242,186
                                                                   -------------
SOFTWARE & SERVICES  10.6%
Akamai Technologies, Inc. (a) ....................   56,200          6,672,872
Allaire Corp. (a) ................................  116,400          4,277,700
Applied Digital Solutions, Inc. (a) ..............  626,900          2,115,788
BEA Systems, Inc. (a) ............................  145,300          7,183,269
Blue Wave Systems, Inc. (a) ......................  729,400          7,521,937
Brio Technology, Inc. (a) ........................  208,300          4,413,356
Cadence Design Systems, Inc. (a) .................  126,000          2,567,250
Commerce One, Inc. (a) ...........................  137,500          6,241,212
i2 Technologies, Inc. (a) ........................    4,800            500,475







SEE NOTES TO FINANCIAL STATEMENTS      17

YOUR FUND'S INVESTMENTS
JUNE 30, 2000


                                                                      MARKET
DESCRIPTION                                         SHARES             VALUE
SOFTWARE & SERVICES (CONTINUED)
Interwoven, Inc. (a) .............................   24,600        $ 2,705,616
ISS Group, Inc. (a) ..............................   35,000          3,455,703
Level 8 Systems, Inc. (a) ........................   30,900            650,831
Macromedia, Inc. (a) .............................   56,600          5,472,512
MarchFirst, Inc. (a) .............................  158,200          2,887,150
Mercury Interactive Corp. (a) ....................   58,500          5,659,875
MSI Holdings, Inc. (a,b,c) .......................  563,100          4,082,475
Portal Software, Inc. (a) ........................  122,500          7,824,687
Quest Software, Inc. (a) .........................   63,900          3,538,463
Tanning Technology Corp. (a) .....................  370,600          7,134,050
Unify Corp. (a) ..................................1,085,700          9,296,306
Vignette Corp. (a) ...............................   95,000          4,941,485
Zomax, Inc. (a) ..................................  398,500          5,230,313
                                                                   -------------
                                                                   104,373,325
                                                                   -------------
TELECOMMUNICATIONS EQUIPMENT  7.9%
Advanced Fibre Communications, Inc. (a) ..........   40,600          1,839,688
CIENA Corp. (a) ..................................   37,800          6,300,787
Clarent Corp. (a) ................................   69,600          4,976,400
Digital Lightwave, Inc. (a) ......................   42,900          4,311,450
Digital Microwave Corp. (a) ......................  249,800          9,523,625
Ditech Communications Corp. (a) ..................   16,200          1,531,913
DSET Corp. (a) ...................................  202,300          6,144,862
Efficient Networks, Inc. (a) .....................  163,700         12,042,181
Finisar Corp. (a) ................................  183,700          4,810,644
Powerwave Technologies, Inc. (a) .................  161,600          7,110,400
REMEC, Inc. (a) ..................................   76,400          3,199,250
RF Micro Devices, Inc. (a) .......................   13,100          1,147,888
Scientific-Atlanta, Inc. .........................   78,700          5,863,150
SDL, Inc. (a) ....................................   31,900          9,097,481
                                                                   -------------
                                                                    77,899,719
                                                                   -------------
TOTAL TECHNOLOGY ..........................................        309,927,636
                                                                   -------------
UTILITIES  7.1%
ELECTRIC POWER  3.0%
Allegheny Energy, Inc. ...........................   83,700          2,291,287
Calpine Corp. (a) ................................   46,400          3,050,800
DPL, Inc. ........................................  114,666          2,515,485
Minnesota Power, Inc. ............................  100,300          1,736,444
Pinnacle West Capital Corp. ......................   89,200          3,021,650
Potomac Electric Power Co. .......................  492,600         12,315,000
TXU Corp. ........................................  140,400          4,141,800
                                                                   -------------
                                                                    29,072,466
                                                                   -------------






                                       18      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000


                                                                      MARKET
DESCRIPTION                                         SHARES             VALUE
TELEPHONE SERVICES  4.1%
Adelphia Business Solutions, Inc. (a) ............  187,100       $  4,338,381
Alamosa PCS Holdings, Inc. (a) ...................  279,300          5,830,387
Dobson Communications Corp. 'A' (a) ..............  214,300          4,125,275
FLAG Telecom Holdings Ltd. (a) ...................  169,400          2,519,825
Focal Communications Corp. (a) ...................  155,600          5,630,775
ITXC Corp. (a) ...................................   88,800          3,144,075
Leap Wireless International, Inc. (a) ............   66,800          3,139,600
MGC Communications, Inc. (a) .....................   94,400          5,658,100
Northeast Optic Network, Inc. (a) ................   38,600          2,378,725
Viatel, Inc. (a) .................................   92,600          2,644,888
Winstar Communications, Inc. (a) .................   33,500          1,134,813
                                                                  --------------
                                                                    40,544,844
                                                                  --------------
TOTAL UTILITIES ...........................................         69,617,310
                                                                  --------------
TOTAL INVESTMENTS  95.5%
    (Cost $893,880,555) ...................................        940,064,486

OTHER ASSETS IN EXCESS OF LIABILITIES  4.5% ...............         44,083,690
                                                                  --------------
NET ASSETS  100% ..........................................       $984,148,176
                                                                  ==============


(a)   NON-INCOME PRODUCING SECURITY

(b)   SECURITY VALUED AT FAIR VALUE - SEE NOTE 1A TO FINANCIAL STATEMENTS.

(c) RETRICTED AS TO PUBLIC RESALE. TOTAL VALUE OF RESTRICTED SECURITIES AT JUNE 30, 2000 WAS $4,082,475 OR 0.41% OF NET ASSETS (TOTAL COST $3,378,600).

ADR   AMERICAN DEPOSITARY RECEIPT

REIT  REAL ESTATE INVESTMENT TRUST







SEE NOTES TO FINANCIAL STATEMENTS      19

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
JUNE 30, 2000


ASSETS:
Investments at Value (Cost $893,880,555) ..........................................................   $940,064,486
Cash ..............................................................................................      2,666,238
Receivable for:
  Investments Sold ................................................................................     49,732,995
  Fund Shares Sold ................................................................................        732,075
  Dividends .......................................................................................        614,588
Other .............................................................................................         19,601
                                                                                                      -------------
    Total Assets ..................................................................................    993,829,983
                                                                                                      -------------
LIABILITIES:
Payable for:
  Investments Purchased ...........................................................................      5,676,343
  Fund Shares Redeemed ............................................................................      1,687,467
  Distribution Fees ...............................................................................      1,049,248
  Investment Advisory Fees ........................................................................        696,355
  Administrative Fees .............................................................................        200,590
  Shareholder Reporting Expenses ..................................................................        129,475
  Transfer Agent Fees .............................................................................         62,260
  Professional Fees ...............................................................................         54,703
  Custody Fees ....................................................................................         52,026
  Directors' Fees and Expenses ....................................................................         48,202
Other .............................................................................................         25,138
                                                                                                      -------------
    Total Liabilities .............................................................................      9,681,807
                                                                                                      -------------
NET ASSETS ........................................................................................   $984,148,176
                                                                                                      =============
NET ASSETS CONSIST OF:
Capital Stock at Par ($.001 par value, Shares Authorized 2,625,000,000)............................   $     43,308
Paid in Capital in Excess of Par ..................................................................    888,821,538
Accumulated Net Realized Gain .....................................................................     49,148,244
Net Unrealized Appreciation on Investments ........................................................     46,183,931
Accumulated Net Investment Loss ...................................................................        (48,845)
                                                                                                      -------------
NET ASSETS ........................................................................................   $984,148,176
                                                                                                      =============
  Class A Shares:
    Net Asset Value and Redemption Price Per Share (Based on Net Assets of
    $434,765,666 and 18,876,036 Shares Outstanding) ...............................................   $      23.03
                                                                                                      =============
    Maximum Sales Charge ..........................................................................           5.75%
    Maximum Offering Price Per Share (Net Asset Value
    Per Share x 100/(100% - maximum sales charge)) ................................................   $      24.44
                                                                                                      =============
  Class B Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets of
    $356,717,401 and 15,866,845 Shares Outstanding)* ..............................................   $      22.48
                                                                                                      =============
  Class C Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets of
    $192,665,109 and 8,564,861 Shares Outstanding)* ...............................................   $      22.49
                                                                                                      =============

* REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.


                                       20      SEE NOTES TO FINANCIAL STATEMENTS

Statement of Operations
YEAR ENDED JUNE 30, 2000

INVESTMENT INCOME:
Dividends ...........................................................................     $ 8,563,276
Interest ............................................................................       2,722,469
                                                                                        --------------
    Total Income.....................................................................      11,285,745
                                                                                        --------------
EXPENSES:
Investment Advisory Fees ............................................................       8,354,616
Distribution Fees (Attributed to Classes A, B and C of $1,058,693,
  $3,672,972 and $1,909,488, respectively) ..........................................       6,641,153
Administrative Fees .................................................................       2,464,240
Shareholder Reports .................................................................         435,871
Transfer Agent Fees .................................................................         333,882
Filing and Registration Fees ........................................................         111,006
Professional Fees ...................................................................          99,176
Custodian Fees ......................................................................          90,486
Directors' Fees and Expenses ........................................................          38,514
Other ...............................................................................          19,608
                                                                                        --------------
    Net Expenses ....................................................................      18,588,552
                                                                                        --------------
NET INVESTMENT LOSS .................................................................    $ (7,302,807)
                                                                                        ==============
NET REALIZED GAIN/LOSS ON:
Investments .........................................................................     $81,464,181
                                                                                        --------------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period ...........................................................      81,599,541
                                                                                        --------------
  End of the Period:
    Investments .....................................................................      46,183,931
                                                                                        --------------
Net Change in Unrealized Appreciation/Depreciation ..................................     (35,415,610)
                                                                                        --------------
NET REALIZED GAIN/LOSS AND NET CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION .........................................................     $46,048,571
                                                                                        ==============
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ................................     $38,745,764
                                                                                        ==============


SEE NOTES TO FINANCIAL STATEMENTS      21

Statement of Changes in Net Assets
YEAR ENDED JUNE 30, 2000

                                                                                  YEAR ENDED         YEAR ENDED
                                                                                JUNE 30, 2000       JUNE 30, 1999*
                                                                                --------------      --------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Loss .........................................................    $  (7,302,807)      $  (2,941,000)
Net Realized Gain ...........................................................       81,464,181          44,491,000
Net Change in Unrealized Appreciation/Depreciation ..........................      (35,415,610)         64,853,000
                                                                                ---------------     ---------------
Net Increase in Net Assets Resulting from Operations ........................       38,745,764         106,403,000
                                                                                ---------------     ---------------
DISTRIBUTIONS:
Net Realized Gain:
Class A .....................................................................      (27,087,328)        (12,659,000)
Class B .....................................................................      (24,196,601)        (17,437,000)
Class C .....................................................................      (12,447,392)         (7,981,000)
                                                                                ---------------     ---------------
Net Decrease in Net Assets Resulting from Distributions .....................      (63,731,321)        (38,077,000)
                                                                                ---------------     ---------------
CAPITAL SHARE TRANSACTIONS:
Subscribed ..................................................................      408,292,208         344,367,000
Distributions Reinvested ....................................................       46,273,947          31,597,000
Redeemed ....................................................................     (295,695,701)       (211,364,000)
                                                                                ---------------     ---------------
Net Increase in Net Assets Resulting from
   Capital Share Transactions ...............................................      158,870,454         164,600,000
                                                                                ---------------     ---------------
Total Increase in Net Assets ................................................      133,884,897         232,926,000
NET ASSETS--Beginning of Period .............................................      850,263,279         617,337,000
                                                                                ---------------     ---------------
NET ASSETS--End of Period (Including accumulated
   net investment loss of $(48,845) and $(22,000),
   respectively) ............................................................    $ 984,148,176       $ 850,263,000
                                                                                ===============     ===============


* AMOUNTS ROUNDED TO THE NEAREST (000).


                                       22      SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights                  THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
                                      HIGHLIGHTS FOR ONE SHARE OF THE FUND
                                      OUTSTANDING THROUGHOUT THE
                                      PERIOD INDICATED.

                                                                          YEAR ENDED JUNE 30,
                                                          -----------------------------------------------------------
CLASS A SHARES                                             2000#           1999#     1998#        1997          1996
                                                          -----------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD ............................................  $  23.58      $  21.34    $  17.59     $  14.63     $  12.89
                                                          ---------     ---------   ---------    ---------    ---------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ...........................     (0.08)         0.01       (0.02)        0.20         0.27
  Net Realized and
    Unrealized Gain ....................................      1.09          3.43        4.84         4.05         1.94
                                                          ---------     ---------   ---------    ---------    ---------
Total from Investment Operations .......................      1.01          3.44        4.82         4.25         2.21
                                                          ---------     ---------   ---------    ---------    ---------
DISTRIBUTIONS
  Net Investment Income ................................        --            --       (0.03)       (0.20)       (0.27)
  In Excess of Net Investment Income ...................        --            --       (0.00)+      (0.00)+      (0.01)
  Net Realized Gain ....................................     (1.56)        (1.20)      (1.04)       (1.09)       (0.19)
                                                          ---------     ---------   ---------    ---------    ---------
  Total Distributions ..................................     (1.56)        (1.20)      (1.07)       (1.29)       (0.47)
                                                          ---------     ---------   ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD .........................  $  23.03      $  23.58    $  21.34     $  17.59     $  14.63
                                                          =========     =========   =========    =========    =========
TOTAL RETURN (1) .......................................      4.62%        17.41%      28.26%       30.68%       17.41%
                                                          =========     =========   =========    =========    =========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ......................  $434,766      $343,004    $220,100     $ 34,331     $ 19,674
Ratio of Expenses to Average
Net Assets .............................................      1.47%         1.49%       1.50%        1.50%        1.50%
Ratio of Net Investment Income/Loss
  to Average Net Assets ................................     (0.33%)        0.03%      (0.09%)       1.25%        1.90%
Portfolio Turnover Rate ................................       272%          283%        207%          73%          41%
-----------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net Investment
    Income/Loss ........................................       $--           $--       $0.02        $0.04        $0.04
Ratios Before Expense Reductions:
  Expenses to Average Net Assets .......................        --            --        1.58%        1.76%       1.81%
  Net Investment Income/Loss to
    Average Net Assets .................................        --            --       (0.18%)       0.98%       1.59%
-----------------------------------------------------------------------------------------------------------------------

+   AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.

#   CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS      23

Financial Highlights                  THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
                                      HIGHLIGHTS FOR ONE SHARE OF THE FUND
                                      OUTSTANDING THROUGHOUT THE
                                      PERIOD INDICATED.

                                                                          YEAR ENDED JUNE 30,
                                                          -----------------------------------------         AUGUST 1, 1995+
CLASS B SHARES                                             2000#           1999#     1998#        1997     TO JUNE 30, 1996
                                                          -------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD ............................................  $  23.23      $  21.20    $  17.59     $  14.63     $  13.37
                                                          ---------     ---------   ---------    ---------    ---------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ...........................     (0.25)        (0.14)      (0.17)        0.09         0.15
  Net Realized and
    Unrealized Gain ....................................      1.06          3.37        4.83         4.05         1.46
                                                          ---------     ---------   ---------    ---------    ---------
Total from Investment Operations .......................      0.81          3.23        4.66         4.14         1.61
                                                          ---------     ---------   ---------    ---------    ---------
DISTRIBUTIONS
  Net Investment Income ................................        --            --       (0.01)       (0.09)       (0.15)
  In Excess of Net Investment Income ...................        --            --       (0.00)++     (0.00)++     (0.01)
  Net Realized Gain ....................................     (1.56)        (1.20)      (1.04)       (1.09)       (0.19)
                                                          ---------     ---------   ---------    ---------    ---------
Total Distributions ....................................     (1.56)        (1.20)      (1.05)       (1.18)       (0.35)
                                                          ---------     ---------   ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD .........................  $  22.48      $  23.23    $  21.20     $  17.59     $  14.63
                                                          =========     =========   =========    =========    =========
TOTAL RETURN (1) .......................................      3.85%        16.50%      27.30%       29.77%       12.29%*
                                                          =========     =========   =========    =========    =========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ......................  $356,717      $341,908    $269,836     $ 15,331     $  2,485
Ratio of Expenses to Average
  Net Assets ...........................................      2.21%         2.24%       2.25%        2.25%        2.25%
Ratio of Net Investment Income/Loss
  to Average Net Assets ................................     (1.06%)       (0.72%)     (0.84%)       0.40%        1.18%
Portfolio Turnover Rate ................................       272%          283%        207%          73%          41%*
-----------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net Investment
    Income/Loss ........................................       $--           $--       $0.02        $0.06        $0.04
Ratios Before Expense Reductions:
  Expenses to Average Net Assets .......................        --            --        2.33%        2.48%        2.61%
  Net Investment Income/Loss to
    Average Net Assets .................................        --            --       (0.93%)       0.14%        0.82%
-----------------------------------------------------------------------------------------------------------------------------

*   NON-ANNUALIZED

+   THE FUND BEGAN OFFERING CLASS B SHARES ON AUGUST 1, 1995.

++  AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.

#   CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


                                       24      SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights                  THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
                                      HIGHLIGHTS FOR ONE SHARE OF THE FUND
                                      OUTSTANDING THROUGHOUT THE
                                      PERIOD INDICATED.


                                                                          YEAR ENDED JUNE 30,
                                                          -------------------------------------------------------------------
CLASS C SHARES                                            2000#            1999#     1998#        1997          1996
                                                          -------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD ............................................  $  23.24      $  21.20    $  17.59     $  14.64     $  12.89
                                                          --------      --------    --------     --------     --------

INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ...........................     (0.25)        (0.14)      (0.17)        0.08         0.16
  Net Realized and
    Unrealized Gain ....................................      1.06          3.38        4.83         4.05         1.94
                                                          --------      --------    --------     --------     --------

Total from Investment Operations .......................      0.81          3.24        4.66         4.13         2.10
                                                          --------      --------    --------     --------     --------

DISTRIBUTIONS
  Net Investment Income ................................        --            --       (0.01)       (0.09)       (0.15)
  In Excess of Net Investment Income ...................        --            --       (0.00)+      (0.00)+      (0.01)
  Net Realized Gain ....................................     (1.56)        (1.20)      (1.04)       (1.09)       (0.19)
                                                          --------      --------    --------     --------     --------

  Total Distributions ..................................     (1.56)        (1.20)      (1.05)       (1.18)       (0.35)
                                                          --------      --------    --------     --------     --------

NET ASSET VALUE, END OF PERIOD .........................  $  22.49      $  23.24    $  21.20     $  17.59     $  14.64
                                                          ========      ========    ========     ========     ========

TOTAL RETURN (1) .......................................      3.80%        16.55%      27.28%       29.67%       16.50%
                                                          ========      ========    ========     ========     ========

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ......................  $192,665      $165,351    $127,401     $ 32,425     $ 21,193
Ratio of Expenses to Average
  Net Assets ...........................................      2.21%         2.24%       2.25%        2.25%        2.25%
Ratio of Net Investment Income/Loss
  to Average Net Assets ................................     (1.06%)       (0.72%)     (0.84%)       0.49%        1.17%
Portfolio Turnover Rate ................................       272%          283%        207%          73%          41%
-----------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net Investment
    Income/Loss ........................................       $--           $--       $0.02        $0.04        $0.04
Ratios Before Expense Reductions:
  Expenses to Average Net Assets .......................        --            --        2.33%        2.47%        2.58%
  Net Investment Income/Loss to
    Average Net Assets .................................        --            --       (0.92%)       0.22%        0.84%
-----------------------------------------------------------------------------------------------------------------------------

+   AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.

#   CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS      25

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

     The Van Kampen American Value Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks high total return by investing in equity securities of small-to medium-sized corporations. The Fund commenced operations on October 18, 1993. The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares.

1.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares. Distributions from the Fund are recorded on the ex-distribution date.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

     At June 30, 2000, for federal income tax purposes, cost of long-term investments is $906,194,249; the aggregate gross unrealized appreciation is $132,830,156 and the aggregate gross unrealized depreciation is $98,959,919 resulting in net unrealized appreciation on long-term investments of $33,870,237.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.

     Due to inherent differences in the recognition of income and expenses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. A permanent difference related to a net operating loss which may be used as an offset against short-term gains for tax purposes totaling $7,768,997 has been reclassified from accumulated net realized gain to accumulated net investment loss. A permanent difference of $489,091 related to distributions from Real Estate Investment Trusts was reclassified from accumulated net investment loss to accumulated net realized gain. Permanent differences related to partnership investments were reclassified from accumulated net investment loss ($3,773)and paid in capital in excess of par ($95,663) to accumulated net realized gain. A permanent difference of $7,166 related to a correction of the prior year net operating loss was reclassified from accumulated net realized gain to paid in capital in excess of par.

     Permanent book to tax basis differences are not included in ending undistrib-

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

uted/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Miller Anderson & Sherrerd, LLP (a "Subadviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets indicated as follows:


AVERAGE DAILY NET ASSETS                                            % PER ANNUM
First $1 billion ............................................        .85 of 1%
Next $500 million............................................        .80 of 1%
Over $1.5 billion............................................        .75 of 1%


     The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                CLASS B
                            CLASS A           AND CLASS C
                        MAX. OPERATING      MAX. OPERATING
                         EXPENSE RATIO       EXPENSE RATIO
                             1.50%               2.25%

     For the period ended June 30, 2000, the Fund recognized expenses of $50,090 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     For the period ended June 30, 2000, the Fund recognized expenses of $12,903 representing Van Kampen's cost of providing legal services to the Fund.

     Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

     Van Kampen Funds Inc. (the "Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

     The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the period ended June 30, 2000, the Distributor has advised the Fund that it earned initial sales charges of $817,712 for Class A shares and deferred sales charges of $954,847 and $35,962 for Class B shares and Class C shares, respectively.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

     For the period ended June 30, 2000, the Fund incurred $46,859 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

3.   CAPITAL TRANSACTIONS
The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a CDSC. Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares seven years after the end of the calendar month in which the shares were purchased. For the period ended June 30, 2000, no Class B shares converted to Class A shares. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                                      CONTINGENT DEFERRED SALES
                                                     CHARGE ON ASSETS SUBJECT TO
                                                            SALES CHARGE
                                                     ---------------------------
YEAR OF REDEMPTION                                        CLASS B       CLASS C
First ..................................................    5.00%         1.00%
Second .................................................    4.00%         None
Third ..................................................    3.00%         None
Fourth .................................................    2.50%         None
Fifth ..................................................    1.50%         None
Thereafter .............................................     None         None

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

                                                                     YEAR ENDED        YEAR ENDED
                                                                   JUNE 30, 2000     JUNE 30, 1999*
                                                                 ----------------   -----------------
CAPITAL SHARE TRANSACTIONS
CLASS A:
   Shares:
     Subscribed .................................................     11,878,707        8,979,000
     Distributions Reinvested ...................................        777,244          579,000
     Redeemed ...................................................     (8,325,235)      (5,327,000)
                                                                   --------------   --------------
   Net Increase in Class A Shares Outstanding ...................      4,330,716        4,231,000
                                                                   ==============   ==============
   Dollars:
     Subscribed .................................................  $ 281,234,414    $ 190,079,000
     Distributions Reinvested ...................................     17,309,218       11,025,000
     Redeemed ...................................................   (197,154,804)    (104,033,000)
                                                                   --------------   --------------
   Net Increase .................................................  $ 101,388,828    $  97,071,000
                                                                   ==============   ==============
   Ending Paid in Capital .......................................  $ 396,402,271+   $ 295,061,000+
                                                                   ==============   ==============
CLASS B:
   Shares:
     Subscribed .................................................      2,984,461        4,895,000
     Distributions Reinvested ...................................        903,072          769,000
     Redeemed ...................................................     (2,742,195)      (3,673,000)
                                                                   --------------   --------------
   Net Increase in Class B Shares Outstanding ...................      1,145,338        1,991,000
                                                                   ==============   ==============
   Dollars:
     Subscribed .................................................  $  68,496,278    $  98,965,000
     Distributions Reinvested ...................................     19,714,070       14,494,000
     Redeemed ...................................................    (63,715,963)     (70,265,000)
                                                                   --------------   --------------
   Net Increase .................................................  $  24,494,385    $  43,194,000
                                                                   ==============   ==============
   Ending Paid in Capital .......................................  $ 325,531,802+   $ 301,083,000+
                                                                   ==============   ==============
CLASS C:
   Shares:
     Subscribed .................................................      2,526,613        2,707,000
     Distributions Reinvested ...................................        423,565          322,000
     Redeemed ...................................................     (1,501,481)      (1,921,000)
                                                                   --------------   --------------
   Net Increase in Class C Shares Outstanding ...................      1,448,697        1,108,000
                                                                   ==============   ==============
   Dollars:
     Subscribed .................................................  $  58,561,516    $  55,323,000
     Distributions Reinvested ...................................      9,250,659        6,078,000
     Redeemed ...................................................    (34,824,934)     (37,066,000)
                                                                   --------------   --------------
   Net Increase .................................................  $  32,987,241    $  24,335,000
                                                                   ==============   ==============
   Ending Paid in Capital .......................................  $ 167,019,270+   $ 134,054,000+
                                                                   ==============   ==============

*  AMOUNTS ROUNDED TO THE NEAREST (000).

+ ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX DIFFERENCES-SEE NOTE 1E.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000


4.   INVESTMENT TRANSACTIONS
For the period ended June 30, 2000, the Fund made purchases of $2,642,689,657 and sales of $2,497,094,740 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5.   BORROWINGS
In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered into a $650 million committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rata percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen American Value Fund

     We have audited the accompanying statement of assets and liabilities of Van Kampen American Value Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2000, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Fund's financial statements and financial highlights for periods ended prior to June 30, 2000, were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those statements.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Value Fund as of June 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 11, 2000

                                VAN KAMPEN FUNDS


THE VAN KAMPEN
FAMILY OF FUNDS

GROWTH
   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Strategic Income
   Tax Managed Global Franchise
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return*
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term
     Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

-  visit our Web site at
   www.vankampen.com --
   to view a prospectus, select [COMPTUER ICON]
   DOWNLOAD PROSPECTUS

-  call us at 1-800-341-2911
   weekdays from 7:00 a.m. to 7:00 p.m.
   central time. Telecommunications     [TELEPHONE ICON]
   Device for the Deaf users,
   call 1-800-421-2833.

-  e-mail us by visiting
   www.vankampen.com and  [ENVELOPE ICON]
   selecting CONTACT US

 *    Closed to new investors

 **   Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN AMERICAN VALUE FUND



BOARD OF DIRECTORS
J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN*- CHAIRMAN
SUZANNE H. WOOLSEY

OFFICERS
RICHARD F. POWERS, III*
   Chairman, Director, President,
   Chief Executive Officer
STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer
A. THOMAS SMITH III*
   Vice President and Secretary
JOHN L. SULLIVAN*
   Vice President, Chief Financial Officer
   and Treasurer
RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOSEPH P. STADLER*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER AND
ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISERS
MORGAN STANLEY DEAN WITTER INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

MILLER ANDERSON & SHERRERD, LLP
One Tower Bridge
West Conshohocken,
Pennsylvania 19428

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN
THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL
SKADDEN, ARPS, SLATE, MEAGHER &
FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601


--------------------------------------------------------------------------------
For federal income tax purposes, the following is furnished with respect to the distributions paid by the Fund during its taxable year ended June 30, 2000. The Fund designated and paid $1,028,247 as a 20% rate gain distribution. In January 2000, the Fund provided tax information to shareholders for the 1999 calendar year. For corporate shareholders, 9% of the distribution qualifies for the dividend received deduction.
--------------------------------------------------------------------------------


* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

-C-  VAN KAMPEN FUNDS INC., 2000. ALL RIGHTS RESERVED.

-SM-  DENOTES A SERVICE MARK OF VAN KAMPEN FUNDS INC.

THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS IT HAS BEEN PRECEDED OR IS ACCOMPANIED BY AN EFFECTIVE PROSPECTUS OF THE FUND WHICH CONTAINS ADDITIONAL INFORMATION ON HOW TO PURCHASE SHARES, THE SALES CHARGES ON SHARES OF THE FUND, AND OTHER PERTINENT DATA. AFTER DECEMBER 31, 2000, THE REPORT, IF USED WITH PROSPECTIVE INVESTORS, MUST BE ACCOMPANIED BY A QUARTERLY PERFORMANCE UPDATE, IF APPLICABLE.

RESULTS OF
SHAREHOLDER VOTES
JUNE 30, 2000

A Joint Special Meeting of the Shareholders of the American Value Fund (the "Fund") was held on December 15,1999. The description of each proposal and number of shares voted are as follows:

1. To elect the following Directors to serve the Fund.

                                                         VOTED FOR      WITHHELD
J. Miles Branagan ..................................    29,364,025       276,578
Jerry D. Choate ....................................    29,364,369       276,234
Linda Hutton Heagy .................................    29,363,616       276,987
R. Craig Kennedy ...................................    29,361,100       279,504
Mitchell M. Merin ..................................    29,363,765       276,839
Jack E. Nelson .....................................    29,359,852       280,752
Richard F. Powers, III .............................    29,365,512       275,092
Phillip B. Rooney ..................................    29,393,069       277,535
Fernando Sisto .....................................    29,351,251       289,353
Wayne W. Whalen ....................................    29,358,710       281,894
Suzanne H. Woolsey .................................    29,360,174       280,430
Paul G. Yovovich* ..................................    29,364,822       275,782


*  EFFECTIVE APRIL 14, 2000, PAUL G. YOVOVICH RESIGNED FROM THE BOARD OF
   DIRECTORS.

2. To ratify PricewaterhouseCoopers LLP to act as independent public accountants for the Fund.(1)

                 AFFIRMATIVE          AGAINST             ABSTAIN
                 29,162,296           126,248             352,059

(1) INDEPENDENT ACCOUNTANTS FOR THE FUND PERFORM AN ANNUAL AUDIT OF THE FUND'S FINANCIAL STATEMENTS. THE BOARD OF DIRECTORS HAS ENGAGED DELOITTE & TOUCHE LLP TO BE THE FUND'S INDEPENDENT ACCOUNTANTS.

PricewaterhouseCoopers LLP, located at 200 East Randolph Drive, Chicago, IL 60601 ("PWC"), ceased being the Fund's independent accountants effective May 18, 2000. The cessation of the client-auditor relationship between the Fund and PWC was based solely on a possible future business relationship by PWC with an affiliate of the Fund's investment adviser.

YOUR NOTES:

453,555,653                                                      ---------------
MSAV ANR 08/00                                                      PRESORTED
VAN KAMPEN FUNDS INC.                                                STANDARD
1 Parkview Plaza                                                  U.S. Postage
P.O. Box 5555                                                         PAID
Oakbrook Terrace, Illinois 60181-5555                              VAN KAMPEN
                                                                      FUNDS
                                                                 ---------------

                                   VAN KAMPEN
                               GLOBAL EQUITY FUND

                                 ANNUAL REPORT
                                 JUNE 30, 2000

[GRAPHIC]


                                   VAN KAMPEN

                                     FUNDS

                           TABLE OF CONTENTS

                                    OVERVIEW
                      LETTER TO SHAREHOLDERS     1
                           ECONOMIC SNAPSHOT     2

                         PERFORMANCE SUMMARY
                           RETURN HIGHLIGHTS     4
              GROWTH OF A $10,000 INVESTMENT     5

                       PORTFOLIO AT A GLANCE
                            TOP TEN HOLDINGS     6
                          TOP FIVE COUNTRIES     6
            Q&A WITH YOUR PORTFOLIO MANAGERS     7
                           GLOSSARY OF TERMS    10

                              BY THE NUMBERS
                     YOUR FUND'S INVESTMENTS    11
                        FINANCIAL STATEMENTS    16
               NOTES TO FINANCIAL STATEMENTS    22
              REPORT OF INDEPENDENT AUDITORS    29

                            VAN KAMPEN FUNDS
              THE VAN KAMPEN FAMILY OF FUNDS    30
       FUND OFFICERS AND IMPORTANT ADDRESSES    31
                RESULTS OF SHAREHOLDER VOTES    32

IT IS TIMES

LIKE THESE

WHEN MONEY-

MANAGEMENT

EXPERIENCE

MAY MAKE

A DIFFERENCE.

             NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

PRESORTED
STANDARD
U.S. Postage
PAID
VAN KAMPEN
FUNDS


465,565,665
MSGL ANR 08/00
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

LETTER TO SHAREHOLDERS
JULY 20, 2000

Dear Shareholder,

Whether you have held your fund for years or just joined the Van Kampen family of shareholders in the last few months, you are likely to have questions and even some concerns about how recent market volatility has affected your investment. I encourage you to review the following Q&A in which your portfolio manager provides an update on how your fund is being managed in this environment. It is times like these when money-management experience may make a difference. Toward that end, you should know that Van Kampen is one of the nation's oldest investment-management firms, with a history of money management dating back to 1926. Our portfolio managers have invested in all types of market conditions--during bull and bear markets, periods of inflation and rising interest rates, and now a technology revolution. We have managed money long enough to understand short-term market volatility and the value of investing for the long term.

OVERVIEW

As we move through the second half of 2000, count on us to continue to draw on the wisdom of our 74 years of experience. Along those lines, Van Kampen's "Generations of Experience" is the theme of a national advertising campaign that we recently kicked off. The message emphasizes our depth of investment-management history, as well as our firm belief that with the right investments, anyone can realize life's true wealth.

Sincerely,


/s/Richard F. Powers, III

Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
BEGINNING IN THE SECOND QUARTER OF 2000, EVIDENCE OF SLOWER ECONOMIC GROWTH IN THE UNITED STATES EMERGED. HOWEVER, ANALYSTS BELIEVE IT MAY HAVE BEEN PREMATURE TO ASSUME THAT THE U.S. ECONOMY HAS SLOWED TO A SUSTAINABLE, NONINFLATIONARY PACE, WITH THE GROSS DOMESTIC PRODUCT (GDP), A MEASURE OF ECONOMIC GROWTH, UP
5.2 PERCENT ANNUALIZED IN THE SECOND QUARTER OF 2000.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER SPENDING REMAINED THE MAIN ENGINE OF GROWTH BEHIND THE U.S. ECONOMY. LIVING STANDARDS AND SPENDING HABITS WERE BOOSTED BY STRONG GAINS IN REAL INCOME, AND INDIVIDUAL WEALTH INCREASED SUBSTANTIALLY, PRIMARILY DUE TO A BUOYANT STOCK MARKET. NONETHELESS, DATA RELEASED IN THE SECOND QUARTER OF 2000 REFLECTED A MINOR DECREASE IN THE SPENDING OF INDIVIDUALS. IN JUNE, THE CONSUMER PRICE INDEX (CPI), THE LEADING INFLATION INDICATOR, ROSE HIGHER THAN EXPECTED--0.6 PERCENT MORE THAN THE PREVIOUS MONTH. THAT HEIGHTENED CONCERNS ABOUT INFLATION, AND THE PROSPECT OF ADDITIONAL FEDERAL RESERVE BOARD INTEREST-RATE INCREASES.

THE U.S. LABOR MARKET WAS STILL ROBUST DURING THIS TIME, AND JOB INSECURITY CONTINUED TO DECLINE. SOLID EMPLOYMENT GROWTH WAS ACCOMPANIED BY UNUSUALLY LARGE GAINS IN PRODUCTIVITY, WHICH LIMITED THE RISE IN UNIT LABOR COSTS ACROSS THE WHOLE ECONOMY. GIVEN THE HIGH EMPLOYMENT NUMBERS AND STRONG LEVELS OF PRODUCTIVITY, ANALYSTS BELIEVE AN INCREASE IN INTEREST RATES TO WARD OFF INFLATION AND FURTHER SLOW THE ECONOMY IS POSSIBLE.

INTEREST RATES AND INFLATION
DURING THE PAST FEW MONTHS, PERSISTENT STRENGTH IN CONSUMER SPENDING ACCOMPANIED BY A VERY TIGHT LABOR MARKET, RESULTED IN SOME INFLATION. THE CPI REACHED A LEVEL OF 2.7 PERCENT IN JANUARY 2000 AND 3.7 PERCENT IN JUNE 2000, CLEARLY DEMONSTRATING SIGNS OF INFLATION.

SINCE JUNE 1999, THE FEDERAL RESERVE HAS INCREASED THE FEDERAL FUNDS RATE SIX TIMES BY A TOTAL OF 175 BASIS POINTS TO LOWER ECONOMIC GROWTH AND DECREASE ANY FUTURE FEARS OF INFLATION. THESE INCREASES IN INTEREST RATES HELPED SLOW THE INTEREST-SENSITIVE AUTO AND HOUSING MARKETS.

MANY OBSERVERS BELIEVE INTEREST RATES COULD BE LIFTED FURTHER IN COMING MONTHS. WHILE MARKETS HAVE EXPERIENCED MUCH SHORT-TERM VOLATILITY, THE MARKET'S OUTLOOK COULD IMPROVE ONCE INTEREST-RATE HIKES CEASE.

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(JUNE 30, 1998 - JUNE 30, 2000)


[BAR CHART]


  Jun     Sep     Dec     Mar     Jun     Sep      Dec     Mar     Jun
  98      98      98      99      99      99       99      00      00

---------------------------------------------------------------------------
  2.1%   3.8%    5.9%     3.5%    2.5%    5.7%     8.3%   4.8%     5.2%

SOURCE: BUREAU OF ECONOMIC ANALYSIS


INTEREST RATES AND INFLATION
(JUNE 30, 1998 - JUNE 30, 2000)

[LINE GRAPH]

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENT CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF JUNE 30, 2000)


                                             A SHARES   B SHARES   C SHARES
---------------------------------------------------------------------------
One-year total return based on NAV(1)          3.22%     2.24%      2.24%
---------------------------------------------------------------------------
One-year total return(2)                      -2.72%    -2.56%      1.28%
---------------------------------------------------------------------------
Life-of-Fund average annual total return(2)    4.60%     5.05%      6.08%
---------------------------------------------------------------------------
Commencement date                           10/29/97  10/29/97   10/29/97
---------------------------------------------------------------------------



(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER.


(2) STANDARDIZED TOTAL RETURN. ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE.


     SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE WITH MARKET CONDITIONS.


     BECAUSE THE PRICES OF COMMON STOCKS AND OTHER SECURITIES FLUCTUATE, THE VALUE OF AN INVESTMENT IN THE FUND WILL VARY UPON THE FUND'S INVESTMENT PERFORMANCE. FOREIGN SECURITIES MAY MAGNIFY VOLATILITY DUE TO CHANGES IN FOREIGN EXCHANGE RATES, THE POLITICAL AND ECONOMIC UNCERTAINTIES IN FOREIGN COUNTRIES, AND THE POTENTIAL LACK OF LIQUIDITY, GOVERNMENT SUPERVISION, AND REGULATION.


     MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

GROWTH OF A $10,000 INVESTMENT
(OCTOBER 29, 1997 - JUNE 30, 2000)


[LINE CHART]

MSCI World Net Dividends Index Measures the performance of securities with reinvested dividends on the exchange of
Global Equity Fund                                            North America, Europe and Asia.
10/97 $9,500                                                           $10,000
06/98 $10,495                                                          $11,321
06/99 $10,923                                                          $13,095
06/00 $10,626                                                          $14,691

Fund's Total Return
1 Year Total Return                                                    (2.72%)
Inception Avg. Annual                                                  4.60%


THIS CHART COMPARES YOUR
FUND'S PERFORMANCE TO THAT
OF THE MSCI WORLD INDEX
WITH NET DIVIDENDS OVER
TIME.

THIS INDEX IS AN UNMANAGED BROAD-BASED, STATISTICAL COMPOSITE THAT DOES NOT INCLUDE ANY COMMISSIONS OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER THE PERFORMANCE OF THIS INDEX. THE HISTORICAL PERFORMANCE OF THE INDEX IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY; IT IS NOT MEANT TO FORECAST, IMPLY, OR GUARANTEE THE FUTURE PERFORMANCE OF ANY INVESTMENT VEHICLE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

THE ABOVE CHART REFLECTS THE PERFORMANCE OF CLASS A SHARES OF THE FUND. THE PERFORMANCE OF CLASS A SHARES WILL DIFFER FROM THAT OF OTHER SHARE CLASSES OF THE FUND BECAUSE OF THE DIFFERENCE IN SALES CHARGES AND/OR EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT SHARE CLASSES. THE FUND'S PERFORMANCE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS, AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES).


WHILE PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THE ABOVE INFORMATION PROVIDES A BROADER VANTAGE POINT FROM WHICH TO EVALUATE THE DISCUSSION OF THE FUND'S PERFORMANCE FOUND IN THE FOLLOWING PAGES.

                             PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS*
(AS A PERCENTAGE OF NET ASSETS--JUNE 30, 2000)

1.   NTT                                     2.7%
     Provides telecommunications
     services in Japan.

2.   PHILIP MORRIS                           2.5%
     Manufactures and sells various
     consumer products.

3.   TOTAL FINA ELF                          2.1%
     Explores for and produces oil and
     natural gas worldwide.

4.   CHASE MANHATTAN                         2.0%
     Offers diverse banking services
     worldwide.

5.   ALBERTSON'S                             1.9%
     Operates retail food- and drugstores
     throughout the United States.

6.   NESTLE                                  1.8%
     Produces food and cosmetics, including
     name brands Nestea, Nestle, and L'Oreal.

7.   KONINKLIJKE PHILIPS ELECTRONICS         1.7%
     Makes televisions, audio equipment,
     phones, and other electronic devices.

8.   GTE                                     1.7%
     Provides local, long-distance, and wireless telephone service, as well as internetworking capabilities.

9.   AVENTIS
     (FORMERLY RHONE-POULENC)                1.7%
     Develops chemicals, pharmaceuticals,
     and other products.

10.  TELEFONICA                              1.6%
     Provides telecommunications and
     Internet products and services in
     Spain and Latin America.

*    EXCLUDES SHORT-TERM INVESTMENT



TOP FIVE COUNTRIES
(AS A PERCENTAGE OF NET ASSETS)



[BAR CHART]

                      JUNE 30, 2000        JUNE 30, 1999
United States           31.9%                     33.7%
United Kingdom          16.5%                     11.0%
Japan                   12.7%                      9.3%
France                   7.5%                     10.1%
Netherlands              5.1%                      4.4%

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN GLOBAL EQUITY FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED JUNE 30, 2000. THE TEAM IS LED BY PORTFOLIO MANAGERS FRANCES CAMPION, RICHARD BOON, AND PAUL BOYNE, MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT. THEY HAVE BEEN INVOLVED IN THE FUND'S MANAGEMENT SINCE ITS INCEPTION IN 1997. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.


Q     HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT IN WHICH THE FUND OPERATED,
AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?



A     Liquidity was quite high toward the end of 1999, because banks wanted to foster an environment of available cash as the Y2K event neared. This "easy money" helped propel the technology investment craze of the past few years into an unprecedented frenzy for a narrow slice of the market during late 1999. In the United States, the Federal Reserve Board announced interest-rate hikes as preemptive strikes against inflation triggered by the rapid growth in the U.S. economy.

      Rising interest rates in the United States sent ripples through Europe, as European markets are sensitive to U.S. interest-rate changes, especially in the banking sector. Although Japan and other Asian markets continued to embrace economic reform and corporate restructuring, the world kept an eye on the U.S. Federal Reserve, responding cautiously to positive growth in the Asian markets.

      In this atmosphere, value-oriented stocks fell out of favor to an unprecedented degree. By mid-March, signs that the Internet bubble may finally have burst brought classic "old economy" sectors such as pharmaceuticals, consumer staples, and insurance back in favor. This helped offset some of the negative returns many value investors experienced when growth stocks were outperforming.

      The fund's performance for the period was largely due to its small position in global technology stocks compared to that of the Morgan Stanley Capital International (MSCI) World Index with Net Dividends. We chose not to invest heavily in the technology sector due to excessive valuations, particularly in the fourth quarter of 1999 and going into 2000. In addition, the portfolio had a significant position in global consumer staples, one of the worst performing sectors for the reporting period. We were attracted to consumer staples stocks because of their strong free cash flows and attractive valuations. The market largely ignored these attributes during the period as the focus on TMT (technology, media, and telecommunications) stocks intensified at the end of 1999.

     In the last three months of the reporting period, technology stocks began to weaken due to investor concerns about their excessive valuations and deteriorating fundamentals. In this environment, the defensive characteristics of consumer staples generally came back into favor and the portfolio performed well. Unfortunately, this was not enough to offset the poor performance the portfolio experienced during the TMT craze of late 1999.Therefore, the fund achieved a total return of 3.22 percent for the 12-month period ended June 30, 2000 (CLASS A SHARES AT NET ASSET VALUE; IF THE MAXIMUM SALES CHARGE OF 5.75 PERCENT WERE INCLUDED, THE RETURN WOULD HAVE BEEN LOWER). AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. BY COMPARISON, THE MSCI WORLD INDEX WITH NET DIVIDENDS GENERATED A TOTAL RETURN OF
12.19 PERCENT FOR THE SAME PERIOD. OF COURSE, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE MSCI WORLD INDEX WITH NET DIVIDENDS IS AN UNMANAGED, BROAD-BASED INDEX THAT REFLECTS THE GENERAL PERFORMANCE OF DEVELOPED COUNTRIES' STOCK MARKETS. THIS INDEX IS A STATISTICAL COMPOSITE THAT DOES NOT INCLUDE ANY COMMISSIONS OR SALES CHARGES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER THE PERFORMANCE OF THE INDEX. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. PLEASE REFER TO THE CHART AND FOOTNOTES ON PAGE 4 FOR ADDITIONAL FUND PERFORMANCE RESULTS.

Q    WHAT WAS YOUR STRATEGY FOR MANAGING THE FUND IN THIS ENVIRONMENT?

A    We follow a strict discipline of selecting stocks of quality business franchises that we believe are trading at a discount to their intrinsic value. This means we thoroughly evaluate a company by appraising its assets and liabilities to determine its worth before buying the stock. We maintained this philosophy during the adverse environment brought on by the continued narrow leadership of the technology sector at the start of this year. Since the peak in U.S. technology stock prices in early 2000, our disciplined adherence to this philosophy appeared to pay off as value stocks were coming back into favor.

     Although we recognize that we are living through a "technological revolution," the market is generally granting excessively high valuations to high-quality global technology companies--valuations that we simply cannot justify. Therefore, the fund has held a small position in technology through holdings in Alcatel (a network equipment manufacturer) and indirectly through Philips (a diversified industrial firm whose main profit driver is a strong semiconductor business).

     However, we have opportunistically increased the fund's exposure to technology through positions in certain Japanese stocks that we believe offered relative value at a fair price, such as Fujitsu (a strong IBM competitor in the technology hardware and software categories), Hitachi, and Toshiba (both manufacturers of electronic equipment). All of these stocks were trading at valuations much lower than their global peers. Of course, not all the stocks in the fund performed as favorably, nor is there any guarantee that any of the stocks mentioned above will continue to perform as well or will be held by the fund in the future. For additional fund highlights, please refer to page 6.

    In addition, we bought First Data, an "old economy" U.S. technology stock, and continue to own a number of global consumer-branded goods companies such as Philip Morris, Nestle, and Danone (manufacturer of Dannon and Evian brand products).

    Regardless of high valuations in the technology sector and select earnings disappointments, we believe that the companies in the fund's portfolio offer attractive valuations, free cash flow, and strong balance sheets. This should potentially position the fund well in a market that has been increasingly favorable to our value style.

Q WERE YOU ABLE TO PURCHASE STOCKS IN THE HIGH-PRICED TMT SECTOR (TELECOMMUNICATIONS, MEDIA, AND TECHNOLOGY) AND STILL REMAIN TRUE TO YOUR VALUE PHILOSOPHY?

A    We have been able to access quality companies in the telecommunications and media sectors to a greater extent than in the technology sector, because the valuation extremes of those two sectors didn't reach the levels seen within technology. In addition, we were early to recognize the importance of brand awareness to Internet companies and, in turn, the benefit that media companies would derive from advertising expenditures to build that brand awareness for these companies. While Internet ad spending isn't the largest portion of overall ad spending, it is important, and we believe it will continue to grow, which is significant to the revenues of the media companies and the fund's portfolio.

     More recently, with the rise in European telecommunications stock prices, a number of U.S. telecommunications companies, including SBC Communications and GTE/Bell Atlantic, have become relatively cheap on a global basis. Through analysis, we have also determined that NTT in Japan remains the cheapest quality telecom due to its stake in NTT, the dominant cellular provider in Japan.

Q    WHAT IS YOUR OUTLOOK FOR THE FUND IN THE MONTHS AHEAD?

A    Looking forward, we anticipate continued volatility driven by uncertainty about the direction of the Federal Reserve's monetary policy in the United States. Although the U.S. economy continues to be red-hot, we expect that creeping inflation and low savings rates among U.S. consumers may eventually undermine that strength. Our stock-by-stock analysis has led us to reduce the fund's holdings in stocks that are sensitive to interest-rate changes.

     In addition, we think consolidation activity will continue in certain sectors such as insurance and packaged goods. We have been adding to select Japanese industrials, where our recent visits with management have increased our conviction that structural change will occur. Overall, we think that the abilities of the companies within our portfolio to generate free cash flow will be recognized by the markets.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.


CLASS A SHARES: A division of mutual fund shares, which are generally divided into three groupings, called Class A, Class B, and Class C shares. The specific features of each are dependent on varying fees and sales charges. In most cases, Class A shares will have no redemption fee (contingent deferred sales charge).

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INTRINSIC VALUE: The basic worth of a corporation, as calculated by its past record and potential earning power.

LIQUIDITY: The ease with which an investor can buy or sell a stock at a reasonable price. Generally, it is easier to sell large-company stock than small-company stock.

NEW ECONOMY: Refers to the electronic and high-tech sectors such as the Internet, telecommunications, biochemicals, and semiconductors.

OLD ECONOMY: Refers to established companies focusing more on industrial and manufacturing services.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VALUE INVESTING: A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below what value investors believe they are actually worth.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                          MARKET
DESCRIPTION                                SHARES         VALUE
COMMON STOCKS 95.1%
AUSTRALIA  1.8%
CSR Ltd. ...........................     1,643,230    $ 4,553,787
Westpac Banking Corp., Ltd. ........       808,178      5,816,348
                                                      -----------
                                                       10,370,135
                                                      -----------
BELGIUM 0.6%
Delhaize Freres et Cie 'Le Lion' S.A        56,390      3,369,610
                                                      -----------
CANADA 2.0%
Potash Corp. of Saskatchewan, Inc. .        84,460      4,624,660
TELUS Corp. ........................       244,524      6,529,236
TELUS Corp. (Non-Voting) ...........        16,000        426,688
                                                      -----------
                                                       11,580,584
                                                      -----------
DENMARK  0.5%
Danisco A/S ........................        79,800      2,662,346
                                                      -----------
FRANCE  7.5%
Alcatel ............................        72,350      4,740,801
Aventis S.A ........................       129,160      9,418,071
Groupe Danone ......................        47,000      6,231,162
Lafarge S.A ........................        36,030      2,797,339
Michelin (C.G.D.E.) 'B' (Registered)        64,270      2,060,313
Pernod-Ricard ......................        96,340      5,237,667
Total Fina Elf S.A. 'B' ............        77,550     11,879,106
                                                      -----------
                                                       42,364,459
                                                      -----------
GERMANY  3.0%
BASF AG ............................       159,695      6,473,463
Bayer AG ...........................       146,460      5,601,700
E.On AG ............................       106,500      5,129,764
                                                      -----------
                                                       17,204,927
                                                      -----------
HONG KONG  1.0%
Hong Kong Electric Holdings Ltd. ...     1,785,000      5,747,354
                                                      -----------
IRELAND 1.6%
Bank of Ireland ....................       647,795      4,077,913
Green Property plc .................       847,930      4,973,837
                                                      -----------
                                                        9,051,750
                                                      -----------

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                 MARKET
DESCRIPTION                                        SHARES         VALUE
ITALY 2.1%
ENI S.p.A ..................................       572,970    $ 3,306,311
Telecom Italia S.p.A .......................     1,278,320      8,473,850
                                                              -----------
                                                               11,780,161
                                                              -----------
JAPAN 12.7%
Daiichi Pharmaceutical Co., Ltd. ...........       129,000      3,269,207
Fuji Photo Film Co. ........................       186,000      7,605,068
Fujitsu Ltd. ...............................        47,000      1,625,041
Hitachi Ltd. ...............................       577,000      8,317,019
Matsushita Electric Industrial Co., Ltd. ...       117,000      3,031,231
Mitsubishi Electric Corp. ..................       397,000      4,293,711
Mitsui & Co. ...............................       376,000      2,869,283
NTT Corp. ..................................         1,163     15,448,961
Pioneer Electronic Corp. ...................        92,000      3,579,632
Sankyo Co., Ltd. ...........................       141,000      3,181,450
Sumitomo Bank Ltd. .........................       247,000      3,025,107
Sumitomo Marine & Fire Insurance Co., Ltd. .       536,000      3,115,663
Tokyo Gas Co. ..............................     1,471,000      4,129,804
Toppan Printing Co., Ltd. ..................       402,000      4,249,319
Toshiba Corp. ..............................       359,000      4,048,453
                                                              -----------
                                                               71,788,949
                                                              -----------
NETHERLANDS 5.1%
Akzo Nobel N.V .............................       104,480      4,434,550
ING Groep N.V ..............................        88,818      5,997,782
Koninklijke (Royal) Philips Electronics N.V        210,212      9,904,690
Royal Dutch Petroleum Co. ..................       137,120      8,441,450
                                                              -----------
                                                               28,778,472
                                                              -----------
SINGAPORE 0.3%
United Overseas Bank Ltd. (Foreign) ........       272,000      1,779,218
                                                              -----------
SPAIN 2.4%
Iberdrola S.A ..............................       340,920      4,389,779
Telefonica S.A. (a) ........................       432,554      9,282,806
                                                              -----------
                                                               13,672,585
                                                              -----------
SWEDEN 1.2%
Nordic Baltic Holding AB ...................       864,280      6,510,492
                                                              -----------
SWITZERLAND 4.9%
Cie Financiere Richemont AG 'A' ............         2,205      5,934,098
Holderbank Financiere Glarus AG 'B' (Bearer)         3,548      4,345,110
Nestle S.A. (Registered) ...................         5,240     10,476,150
Swisscom AG (Registered) ...................        10,500      3,632,662
UBS AG (Registered) ........................        24,780      3,626,489
                                                              -----------
                                                               28,014,509
                                                              -----------

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                 MARKET
DESCRIPTION                                        SHARES         VALUE
UNITED KINGDOM 16.5%
Allied Domecq plc ..........................     1,675,690    $ 8,871,852
AstraZeneca Group plc ......................       130,400      6,085,346
BAA plc ....................................       372,800      2,988,851
BAE SYSTEMS plc ............................       897,600      5,594,131
Blue Circle Industries plc .................       862,750      5,566,171
British Telecom plc ........................       461,300      5,959,281
Burmah Castrol plc .........................       178,887      4,508,233
Cadbury Schweppes plc ......................     1,376,500      9,036,880
Diageo plc .................................       663,780      5,954,310
Granada Group plc ..........................       149,000      1,487,588
Great Universal Stores plc .................       460,400      2,959,898
Imperial Tobacco Group plc .................       597,400      5,720,335
Matthews (Bernard) plc .....................       982,400      2,095,367
Reckitt Benckiser plc ......................       547,443      6,128,062
Royal & Sun Alliance Insurance Group plc ...       851,111      5,523,267
Sainsbury (J) plc ..........................     1,053,519      4,780,972
Vodafone AirTouch plc ......................       527,100      2,128,908
WPP Group plc ..............................       553,900      8,085,581
                                                              -----------
                                                               93,475,033
                                                              -----------
UNITED STATES 31.9%
Albertson's, Inc. .....................            317,028     10,541,181
Alcoa, Inc. ...........................            279,540      8,106,660
American Home Products Corp. ..........             33,100      1,944,625
BJ's Wholesale Club, Inc. (a) .........            150,180      4,955,940
Boise Cascade Corp. ...................            209,410      5,418,484
Borg-Warner Automotive, Inc. ..........            132,470      4,653,009
Bristol-Myers Squibb Co. ..............             47,800      2,784,350
Cadiz, Inc. (a) .......................            403,898      3,231,184
Chase Manhattan Corp. .................            240,356     11,071,421
COMSAT Corp. ..........................            166,064      3,902,504
Deere & Co. ...........................             33,180      1,227,660
First Data Corp. ......................            113,500      5,632,437
Fort James Corp. ......................            236,540      5,469,988
General Dynamics Corp. ................            134,350      7,019,787
GenRad, Inc. (a) ......................            162,170      1,459,530
Georgia-Pacific Corp. .................            113,210      2,971,763
Goodrich (B.F.) Co. ...................            117,440      4,000,300
GTE Corp. .............................            156,360      9,733,410
Honeywell International, Inc. .........             29,570        996,139
Houghton Mifflin Co. ..................            101,853      4,755,262
MBIA, Inc. ............................            114,570      5,520,842
Mellon Financial Corp. ................            237,700      8,661,194
MetLife, Inc. (a) .....................            176,300      3,713,319

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                 MARKET
DESCRIPTION                                        SHARES         VALUE
UNITED STATES (CONTINUED)
NCR Corp. (a) ...................................  182,580   $  7,109,209
New York Times Co. 'A' ..........................   73,040      2,885,080
Pharmacia Corp. .................................  102,390      5,292,283
Philip Morris Cos., Inc. ........................  543,630     14,440,172
Rockwell International Corp. ....................   61,200      1,927,800
SBC Communications, Inc. ........................  196,930      8,517,222
Sears, Roebuck & Co. ............................  210,510      6,867,889
Tupperware Corp. ................................  173,340      3,813,480
Unicom Corp. ....................................  209,010      8,086,074
U.S. Bancorp ....................................  199,180      3,834,215
                                                              -----------
                                                              180,544,413
                                                              -----------
Total Common Stocks (Cost $521,128,898) ..................    538,694,997
                                                              -----------
PREFERRED STOCK  0.5%
GERMANY  0.5%
Volkswagen AG (Cost $5,702,550) .................  113,600      2,697,952
                                                              -----------

TOTAL LONG-TERM INVESTMENTS  95.6%
    (Cost $526,831,448) ..................................    541,392,949
                                                              -----------

                                                  PAR
                                                  VALUE
SHORT-TERM INVESTMENT 6.7%
REPURCHASE AGREEMENT 6.7%
Chase Securities, Inc. 6.15%, dated 6/30/00,
due due 7/3/00, to be repurchased at             $37,927,000
$37,946,438, collateralized by $37,975,000
U.S. Treasury Notes 6.25%, due 2/15/03,
valued at $38,737,173
    (Cost $37,927,000) ..........................              37,927,000
                                                            -------------

TOTAL INVESTMENTS IN SECURITIES 102.3%
    (Cost $564,758,448) .........................             579,319,949

FOREIGN CURRENCY 0.1%
    (Cost $670,702) ......................................        675,931
                                                            -------------

TOTAL INVESTMENTS 102.4%
    (Cost $565,429,150) ..................................    579,995,880

LIABILITIES IN EXCESS OF OTHER ASSETS -2.4% ..............    (13,418,485)
                                                            -------------
NET ASSETS 100% .................................           $ 566,577,395
                                                            =============

(A) NON-INCOME PRODUCING SECURITY

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

           SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION

                                                                PERCENT OF
         INDUSTRY                                 VALUE         NET ASSETS
                                             ------------       ----------
         Consumer Staples                    $110,181,334           19.4%
         Financials                            77,247,107           13.6
         Telecommunication Services            74,035,529           13.1
         Consumer Discretionary                73,591,931           13.0
         Materials                             54,893,687            9.7
         Industrials                           36,550,101            6.5
         Health Care                           31,975,332            5.6
         Energy                                28,135,100            5.0
         Utilities                             27,482,776            4.9
         Information Technology                27,300,052            4.8
                                             ------------            ---
                                             $541,392,949           95.6%
                                             ============           =====

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000

ASSETS:
Investments in Securities, at Value (Cost $564,758,448) .................    $579,319,949
Foreign Currency (Cost $670,702) .........................................        675,931
Receivable for:
  Dividends ..............................................................      2,596,230
  Investments Sold .......................................................      1,341,279
  Foreign Withholding Tax Reclaim ........................................        677,786
  Fund Shares Sold .......................................................        198,167
  Interest ...............................................................          6,479
Deferred Organizational Costs ............................................         10,673
Other ....................................................................         20,503
                                                                             --------------
    Total Assets .........................................................    584,846,997
                                                                             --------------
LIABILITIES:
Payable for:
  Investments Purchased ..................................................     10,591,752
  Fund Shares Redeemed ...................................................      5,913,847
  Distribution Fees ......................................................        805,238
  Investment Advisory Fees ...............................................        467,358
  Administrative Fees ....................................................        117,442
  Custody Fees ...........................................................        103,267
  Shareholder Reporting Expenses .........................................         91,648
  Professional Fees ......................................................         64,845
  Transfer Agent Fees ....................................................         61,666
  Directors' Fees and Expenses ...........................................         48,835
  Bank Overdraft .........................................................          3,704
                                                                             --------------
    Total Liabilities ....................................................     18,269,602
                                                                             --------------
NET ASSETS ...............................................................   $566,577,395
                                                                              =============

NET ASSETS CONSIST OF:
Capital Stock at Par ($.001 par value,
 Shares Authorized 2,625,000,000) ........................................   $      51,606
Paid in Capital in Excess of Par .........................................     512,909,677
Accumulated Net Realized Gain ............................................      39,201,392
Net Unrealized Appreciation on Investments
  and Foreign Currency Translations ......................................      14,463,712
Accumulated Net Investment Loss ..........................................         (48,992)
                                                                              -------------
NET ASSETS ...............................................................   $ 566,577,395
                                                                              =============
  Class A Shares:
    Net Asset Value and Redemption Price Per Share (Based on Net Assets of
    $81,714,098 and 7,360,193 Shares Outstanding) ........................   $       11.10
                                                                              =============
    Maximum Sales Charge .................................................            5.75%
    Maximum Offering Price Per Share (Net Asset Value
    Per Share x 100/ (100% - maximum sales charge)) ......................   $       11.78
                                                                              =============
  Class B Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets of
    $442,255,954 and 40,357,646 Shares Outstanding)* .....................   $       10.96
                                                                              =============
  Class C Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets of
    $42,607,343 and 3,888,444 Shares Outstanding)* .......................   $       10.96
                                                                              =============

* REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.

                                               SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
YEAR ENDED JUN 30, 2000

INVESTMENT INCOME:
Dividends ................................................................   $  13,340,333
Interest .................................................................         923,055
Less Foreign Taxes Withheld ..............................................        (871,945)
                                                                             --------------
    Total Income .........................................................      13,391,443
                                                                             --------------
EXPENSES:
Investment Advisory Fees .................................................       6,391,605
Distribution Fees (Attributed to Classes A, B and C
  of $178,634, $5,155,374 and $524,825, respectively) ....................       5,858,833
Administrative Fees ......................................................       1,609,507
Transfer Agent Fees ......................................................         342,769
Shareholder Reports ......................................................         293,883
Custodian Fees ...........................................................         277,557
Professional Fees ........................................................          77,429
Filing and Registration Fees .............................................          41,594
Directors' Fees and Expenses .............................................          20,494
Amortization of Organizational Costs .....................................           4,590
Other ....................................................................          19,456
                                                                             --------------
   Net Expenses .........................................................       14,937,717
                                                                             --------------
NET INVESTMENT LOSS .......................................................  $  (1,546,274)
                                                                             ==============
NET REALIZED GAIN/LOSS ON:
Investments ...............................................................  $  55,332,311
Foreign Currency Transactions .............................................        929,509
                                                                             --------------
Net Realized Gain .........................................................     56,261,820
                                                                             --------------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period .................................................     61,356,214
                                                                             --------------
  End of the Period:
    Investments ...........................................................     14,561,501
  Foreign Currency Translations ...........................................        (97,789)
                                                                             --------------
                                                                                14,463,712
                                                                             --------------
Net Change in Unrealized Appreciation/Depreciation ........................    (46,892,502)
                                                                             --------------
NET REALIZED GAIN/LOSS AND NET CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION ...............................................  $   9,369,318
                                                                             ==============
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................  $   7,823,044
                                                                             ==============

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
JUNE 30, 2000

                                                                                YEAR ENDED       YEAR ENDED
                                                                              JUNE 30, 2000    JUNE 30, 1999*
                                                                             --------------   --------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Loss .......................................................  $   (1,546,274)  $   (1,709,000)
Net Realized Gain .........................................................      56,261,820       23,770,000
Net Change in Unrealized Appreciation/
   Depreciation ...........................................................     (46,892,502)           1,000
                                                                             --------------   --------------
Net Increase in Net Assets Resulting
   from Operations ........................................................       7,823,044       22,062,000
                                                                             --------------   --------------
DISTRIBUTIONS:
Net Investment Income:
Class A ...................................................................            --           (532,000)
Class B ...................................................................            --           (472,000)
Class C ...................................................................            --            (52,000)
In Excess of Net Investment Income:
Class A ...................................................................            --            (94,000)
Class B ...................................................................            --            (83,000)
Class C ...................................................................            --             (9,000)
                                                                             --------------   --------------
                                                                                       --         (1,242,000)
                                                                             --------------   --------------
Net Realized Gain:
Class A ...................................................................      (3,981,600)         (97,000)
Class B ...................................................................     (32,257,364)        (796,000)
Class C ...................................................................      (3,351,236)         (87,000)
                                                                             --------------   --------------
                                                                                (39,590,200)        (980,000)
                                                                             --------------   --------------
Net Decrease in Net Assets Resulting
   from Distributions .....................................................     (39,590,200)      (2,222,000)
                                                                             --------------   --------------
CAPITAL SHARE TRANSACTIONS:
Subscribed ................................................................     223,168,409      166,640,000
Distributions Reinvested ..................................................      37,021,039        2,068,000
Redeemed ..................................................................    (398,054,833)    (225,647,000)
                                                                             --------------   --------------
Net Decrease in Net Assets Resulting from
   Capital Share Transactions .............................................    (137,865,385)     (56,939,000)
                                                                             --------------   --------------
Total Decrease in Net Assets ..............................................    (169,632,541)     (37,099,000)
NET ASSETS--Beginning of Period ...........................................     736,209,936      773,309,000
                                                                             --------------   --------------
NET ASSETS--End of Period
   (Including accumulated/undistributed net investment
   income/loss of $(48,992) and $188,000, respectively)                      $  566,577,395   $  736,210,000
                                                                             ==============   ==============

* AMOUNTS ROUNDED TO THE NEAREST (000).

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                          YEAR ENDED JUNE 30,
                                       -------------------------    OCTOBER 29, 1997*
CLASS A SHARES                           2000#           1999#      TO JUNE 30, 1998
                                       -------------------------    -----------------
NET ASSET VALUE,
  BEGINNING OF PERIOD ................  $ 11.47         $ 11.12           $ 10.00
                                       --------        --------          --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income ..............     0.06            0.05              0.06
  Net Realized and
   Unrealized Gain ...................     0.25            0.40              1.08
                                       --------        --------          --------
Total From Investment Operations .....     0.31            0.45              1.14
                                       --------        --------          --------
DISTRIBUTIONS
  Net Investment Income ..............      --            (0.08)            (0.02)
  In Excess of Net Investment Income .      --            (0.01)              --
  Net Realized Gain ..................    (0.68)          (0.01)              --
                                       --------        --------          --------
Total Distributions ..................    (0.68)          (0.10)            (0.02)
                                       --------        --------          --------
NET ASSET VALUE, END OF PERIOD .......  $ 11.10         $ 11.47           $ 11.12
                                       ========        ========          ========
TOTAL RETURN (1) .....................     3.22%           4.05%            11.38%**
                                       ========        ========          ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ....  $81,714         $76,731           $80,508
Ratio of Expenses to
  Average Net Assets .................     1.66%           1.65%             1.70%
Ratio of Net Investment Income/Loss
  to Average Net Assets ..............     0.53%           0.44%            (0.88%)
Portfolio Turnover Rate ..............       47%             40%                4%**

* COMMENCEMENT OF OPERATIONS
** NON-ANNUALIZED
(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.
# CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                          YEAR ENDED JUNE 30,
                                       -------------------------    OCTOBER 29, 1997*
CLASS B SHARES                           2000#           1999#      TO JUNE 30, 1998
                                       -------------------------    -----------------
NET ASSET VALUE,
  BEGINNING OF PERIOD ................ $  11.42        $  11.08          $  10.00
                                       --------        --------          --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss .........    (0.04)          (0.03)             0.01
  Net Realized and
   Unrealized Gain ...................     0.26            0.39              1.07
                                       --------        --------          --------
Total From Investment Operations .....     0.22            0.36              1.08
                                       --------        --------          --------
DISTRIBUTIONS
  Net Investment Income ..............      --            (0.01)            --
  In Excess of Net Investment Income .      --            (0.00)+           --
  Net Realized Gain ..................    (0.68)          (0.01)            --
                                       --------        --------          --------
Total Distributions ..................    (0.68)          (0.02)            --
                                       --------        --------          --------
NET ASSET VALUE, END OF PERIOD ....... $  10.96        $  11.42          $  11.08
                                       ========        ========          ========
TOTAL RETURN (1) .....................     2.24%           3.29%            10.84%**
                                       ========        ========          ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) .... $442,256        $596,339          $623,229
Ratio of Expenses to
  Average Net Assets .................     2.41%           2.40%             2.45%
Ratio of Net Investment Income/Loss
  to Average Net Assets ..............    (0.34%)         (0.31%)            0.12%
Portfolio Turnover Rate ..............       47%             40%                4%**

* COMMENCEMENT OF OPERATIONS
** NON-ANNUALIZED
+ AMOUNT IS LESS THAN $0.01 PER SHARE.
(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.
# CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                          YEAR ENDED JUNE 30,
                                       -------------------------    OCTOBER 29, 1997*
CLASS C SHARES                           2000#           1999#      TO JUNE 30, 1998
                                       -------------------------    -----------------
NET ASSET VALUE,
  BEGINNING OF PERIOD ................ $  11.42        $  11.07          $  10.00
                                       --------        --------          --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss .........    (0.04)          (0.03)             0.01
  Net Realized and
   Unrealized Gain ...................     0.26            0.40              1.06
                                       --------        --------          --------
Total From Investment Operations .....     0.22            0.37              1.07
                                       --------        --------          --------
DISTRIBUTIONS
  Net Investment Income ..............      --            (0.01)              --
  In Excess of Net Investment Income .      --            (0.00)+             --
  Net Realized Gain ..................    (0.68)          (0.01)              --
                                       --------        --------          --------
Total Distributions ..................    (0.68)          (0.02)              --
                                       --------        --------          --------
NET ASSET VALUE, END OF PERIOD ....... $  10.96        $  11.42          $  11.07
                                       ========        ========          ========
TOTAL RETURN (1) .....................     2.24%           3.39%            10.74%**
                                       ========        ========          ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) .... $ 42,607        $ 63,140          $ 69,572
Ratio of Expenses to
  Average Net Assets .................     2.41%           2.40%             2.45%
Ratio of Net Investment Income/Loss
  to Average Net Assets ..............    (0.36%)         (0.32%)            0.13%
Portfolio Turnover Rate ..............       47%             40%                4%**

* COMMENCEMENT OF OPERATIONS
** NON-ANNUALIZED
+ AMOUNT IS LESS THAN $0.01 PER SHARE.
(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.
# CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000


     The Van Kampen Global Equity Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers. The Fund commenced operations on October 29, 1997.

1.  SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares. Distributions from the Fund are recorded on the ex-distribution date.

D. ORGANIZATIONAL COSTS The organizational costs of the Fund are being amortized on a straight line basis over the 60 month period ending October 28, 2002 beginning with the Fund's commencement of operations. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of losses relating to wash sale transactions.

     At June 30, 2000, for federal income tax purposes, cost of long- and short-term investments is $565,411,558, the aggregate gross unrealized appreciation is $68,389,201 and the aggregate gross unrealized depreciation is $54,480,810, resulting in net unrealized appreciation on long- and short-term investments of $13,908,391.

F. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.
     Due to inherent differences in the recognition of income and expenses under generally accepted accounting principles and federal income tax purposes, perma-nent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. A permanent difference related to a net operating loss which may be used as an offset against short-term gains for tax purposes totaling $756,627 has been reclassified from accumulated net realized gain to accumulated net investment loss. A permanent difference related to the recognition of certain expenses that are not deductible for tax purposes totaling $3,102 were reclassified from accumulated net investment loss to paid in capital in excess of par. A permanent difference of $373,964 related to a correction of the prior year net operating loss was reclassified from accumulated net investment income to paid in capital in excess of par. A permanent difference related to recognized currency gains totaling $929,509 was reclassified from accumulated net realized gain to accumulated net investment loss. A permanent difference of $2,086 related to a correction of prior year amounts was reclassified from paid in capital in excess of par to accumulated net realized gain.

     Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of presenting net investment income/loss per share in the Financial Highlights.

G. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions includes the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions.

     The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility, and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc., a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets indicated as follows:


AVERAGE DAILY NET ASSETS             % PER ANNUM
First $750 million ..............    1.00 of 1%
Next $500 million ...............     .95 of 1%
Over $1.25 billion ..............     .90 of 1%

     The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                 CLASS B
                             CLASS A           AND CLASS C
                         MAX. OPERATING      MAX. OPERATING
                          EXPENSE RATIO       EXPENSE RATIO
                              1.80%               2.55%

     For the period ended June 30, 2000, the Fund recognized expenses of $38,974 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     For the period ended June 30, 2000, the Fund recognized expenses of $12,844 representing Van Kampen's cost of providing legal services to the Fund.

     Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

     Van Kampen Funds Inc. (the "Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

     The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000



one to five years following such purchase. For the period ended June 30, 2000, the Distributor has advised the Fund that it earned initial sales charges of $215,551 for Class A shares and deferred sales charges of $2,581,073 and $8,726 for Class B shares and Class C shares, respectively.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

     For the period ended June 30, 2000, the Fund incurred $84,449 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker dealer.

3. CAPITAL TRANSACTIONS
The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a CDSC. Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares seven years after the end of the calendar month in which the shares were purchased. For the period ended June 30, 2000, no Class B shares converted to Class A shares. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:


                                   CONTINGENT DEFERRED SALES
                                  CHARGE ON ASSETS SUBJECT TO
                                         SALES CHARGE
                                  -----------------------------
YEAR OF REDEMPTION                   CLASS B       CLASS C
First .............................     5.00%         1.00%
Second ............................     4.00%          None
Third .............................     3.00%          None
Fourth ............................     2.50%          None
Fifth .............................     1.50%          None
Thereafter ........................      None          None

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000



                                                   YEAR ENDED      YEAR ENDED
                                                 JUNE 30, 2000   JUNE 30, 1999*
                                                 -------------   ---------------
CAPITAL SHARE TRANSACTIONS
CLASS A:
   Shares:
     Subscribed .............................      17,302,482         7,057,000
     Distributions Reinvested ...............         336,380            60,000
     Redeemed ...............................     (16,969,125)       (7,666,000)
                                                --------------     -------------
   Net Increase/Decrease in
     Class A Shares Outstanding .............         669,737          (549,000)
                                                ==============     =============
   Dollars:
     Subscribed .............................   $ 188,823,212     $  76,578,000
     Distributions Reinvested ...............       3,521,901           652,000
     Redeemed ...............................    (185,892,793)      (82,720,000)
                                                --------------     -------------
   Net Increase/Decrease ....................   $   6,452,320     $  (5,490,000)
                                                ==============     =============
   Ending Paid in Capital ...................   $  74,820,756+    $  68,606,000+
                                                ==============     =============
CLASS B:
   Shares:
     Subscribed .............................       2,877,849         7,094,000
     Distributions Reinvested ...............       2,931,584           118,000
     Redeemed ...............................     (17,652,678)      (11,280,000)
                                                --------------     -------------
   Net Decrease in Class B Shares Outstanding     (11,843,245)       (4,068,000)
                                                ==============     =============
   Dollars:
     Subscribed .............................   $  30,744,324     $  75,705,000
     Distributions Reinvested ...............      30,429,833         1,280,000
     Redeemed ...............................    (188,036,986)     (120,388,000)
                                                --------------     -------------
   Net Decrease .............................   $(126,862,829)    $ (43,403,000)
                                                ==============     =============
   Ending Paid in Capital ...................   $ 399,141,563+    $ 527,856,000+
                                                ==============     =============
CLASS C:
   Shares:
     Subscribed .............................         330,119         1,344,000
     Distributions Reinvested ...............         295,694            13,000
     Redeemed ...............................      (2,264,840)       (2,112,000)
                                                --------------     -------------
   Net Decrease in Class C Shares Outstanding      (1,639,027)         (755,000)
                                                ==============     =============
   Dollars:
     Subscribed .............................   $   3,600,873     $  14,357,000
     Distributions Reinvested ...............       3,069,305           136,000
     Redeemed ...............................     (24,125,054)      (22,539,000)
                                                --------------     -------------
   Net Decrease .............................   $ (17,454,876)    $  (8,046,000)
                                                --------------     -------------
   Ending Paid in Capital ...................   $  38,623,984+    $  56,274,000+
                                                ==============     =============

*    Amounts rounded to the nearest (000).
+ Ending Paid in Capital amounts do not reflect permanent book to tax differences-See Note 1F.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

4. INVESTMENT TRANSACTIONS
For the period ended June 30, 2000, the Fund made purchases of $288,862,056 and sales of $470,381,415 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5. BORROWINGS
In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered into a $650 million committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rata percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen Global Equity Fund

     We have audited the accompanying statement of assets and liabilities of Van Kampen Global Equity Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2000, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Fund's financial statements and financial highlights for the periods ended prior to June 30, 2000, were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those statements.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Kampen Global Equity Fund as of June 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
Chicago, Illinois
August 11, 2000

                                VAN KAMPEN FUNDS


THE VAN KAMPEN
FAMILY OF FUNDS
GROWTH
   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology
GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Strategic Income
   Tax Managed Global Franchise
   Worldwide High Income
INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return*
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income
CAPITAL PRESERVATION
   Reserve
   Tax Free Money
SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate
TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term
     Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

-  visit our Web site at
www.vankampen.com -- [ICON]
to view a prospectus, select
DOWNLOAD PROSPECTUS

-  call us at 1-800-341-2911
weekdays from 7:00 a.m. to 7:00 p.m.
central time. Telecommunications
Device for the Deaf users,
call 1-800-421-2833. [ICON]

-  e-mail us by visiting
www.vankampen.com and
selecting CONTACT US [ICON]

*    Closed to new investors
**Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN GLOBAL EQUITY FUND

BOARD OF DIRECTORS
J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN*- Chairman
SUZANNE H. WOOLSEY

OFFICERS
RICHARD F. POWERS, III*
   Chairman, Director, President,
   Chief Executive Officer
STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer
A. THOMAS SMITH III*
   Vice President and Secretary
JOHN L. SULLIVAN*
   Vice President, Chief Financial Officer and Treasurer
RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOSEPH P. STADLER*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER AND
ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER
MORGAN STANLEY DEAN WITTER INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN
THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND
TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL
SKADDEN, ARPS, SLATE, MEAGHER &
FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

--------------------------------------------------------------------------------
The following information is furnished with respect to the distributions paid by the Fund during its taxable year ended June 30, 2000. The Fund designated and paid $39,227,357 as a 20% rate gain distribution. In January 2000, the Fund provided tax information to shareholders for the 1999 calendar year. For corporate shareholders 73% of the distributions qualifies for the dividends received deduction. The Fund intends to pass through foreign tax credits of $871,946 and has derived gross income from sources within foreign countries amounting to $8,953,938.
--------------------------------------------------------------------------------

*    "INTERESTED PERSONS" OF THE FUND, AS DEFINED
IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.
-C-  VAN KAMPEN FUNDS INC., 2000. ALL RIGHTS RESERVED.
-SM- DENOTES A SERVICE MARK OF VAN KAMPEN FUNDS INC.
THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS IT HAS BEEN PRECEDED OR IS ACCOMPANIED BY AN EFFECTIVE PROSPECTUS OF THE FUND WHICH CONTAINS ADDITIONAL INFORMATION ON HOW TO PURCHASE SHARES, THE SALES CHARGES ON SHARES OF THE FUND, AND OTHER PERTINENT DATA. AFTER DECEMBER 31, 2000, THE REPORT, IF USED WITH PROSPECTIVE INVESTORS, MUST BE ACCOMPANIED BY A QUARTERLY PERFORMANCE UPDATE, IF APPLICABLE.

RESULTS OF
SHAREHOLDER VOTES
JUNE 30, 2000


A Joint Special Meeting of the Shareholders of the Global Equity Fund (the "Fund") was held on December 15, 1999. The description of each proposal and number of shares voted are as follows:

1. To elect the following Directors to serve the Fund.

                                                        VOTED FOR        WITHHELD
J. Miles Branagan .................................     57,530,972       415,686
Jerry D. Choate ...................................     57,543,818       402,841
Linda Hutton Heagy ................................     57,546,835       399,824
R. Craig Kennedy ..................................     57,575,042       371,617
Mitchell M. Merin .................................     57,547,642       399,017
Jack E. Nelson ....................................     57,612,065       334,594
Richard F. Powers, III ............................     57,556,796       389,863
Phillip B. Rooney .................................     57,592,160       354,499
Fernando Sisto ....................................     57,513,240       433,419
Wayne W. Whalen ...................................     57,617,426       329,233
Suzanne H. Woolsey ................................     57,566,351       380,307
Paul G. Yovovich* .................................     57,550,244       396,415

*EFFECTIVE APRIL 14, 2000, PAUL G. YOVOVICH RESIGNED FROM THE BOARD OF
DIRECTORS.

2. To ratify PricewaterhouseCoopers LLP to act as independent public accountants for the Fund. (1)

                                         AFFIRMATIVE      AGAINST       ABSTAIN
                                          57,322,157      123,774       500,728



(1)INDEPENDENT ACCOUNTANTS FOR THE FUND PERFORM AN ANNUAL AUDIT OF THE FUND'S FINANCIAL STATEMENTS. THE BOARD OF DIRECTORS HAS ENGAGED DELOITTE & TOUCHE LLP TO BE THE FUND'S INDEPENDENT ACCOUNTANTS.

PricewaterhouseCoopers LLP, located at 200 East Randolph Drive, Chicago, IL 60601 ("PWC"), ceased being the Fund's independent accountants effective May 18, 2000. The cessation of the client-auditor relationship between the Fund and PWC was based solely on a possible future business relationship by PWC with an affiliate of the Fund's investment adviser.

                                  VAN KAMPEN
                                 GLOBAL EQUITY
                                ALLOCATION FUND

                                ANNUAL REPORT
                                JUNE 30, 2000


                                   [PHOTO]


                                 VAN KAMPEN
                                    FUNDS

                           TABLE OF CONTENTS

                                    OVERVIEW
                      LETTER TO SHAREHOLDERS     1
                           ECONOMIC SNAPSHOT     2

                         PERFORMANCE SUMMARY
                           RETURN HIGHLIGHTS     4
              GROWTH OF A $10,000 INVESTMENT     5

                       PORTFOLIO AT A GLANCE
                            TOP TEN HOLDINGS     6
                          TOP FIVE COUNTRIES     6
            Q&A WITH YOUR PORTFOLIO MANAGERS     7
                           GLOSSARY OF TERMS     9

                              BY THE NUMBERS
                     YOUR FUND'S INVESTMENTS    10
                        FINANCIAL STATEMENTS    39
               NOTES TO FINANCIAL STATEMENTS    46
              REPORT OF INDEPENDENT AUDITORS    55

       FUND OFFICERS AND IMPORTANT ADDRESSES    56
                RESULTS OF SHAREHOLDER VOTES    57

   IT IS TIMES LIKE THESE WHEN MONEY-MANAGEMENT EXPERIENCE MAY MAKE A
   DIFFERENCE.

-------------------------------------------------------------
 NOT FDIC INSURED.      MAY LOSE VALUE.    NO BANK GUARANTEE.
-------------------------------------------------------------

                                                                      PRESORTED
                                                                       STANDARD
                                                                   U.S. Postage
                                                                           PAID
                                                                     VAN KAMPEN
                                                                          FUNDS
450, 550, 650
MSGE ANR 08/00
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

OVERVIEW

LETTER TO SHAREHOLDERS
JULY 20, 2000

Dear Shareholder,

Whether you have held your fund for years or just joined the Van Kampen family of shareholders in the last few months, you are likely to have questions and even some concerns about how recent market volatility has affected your investment. I encourage you to review the following Q&A in which your portfolio manager provides an update on how your fund is being managed in this environment.

It is times like these when money-management experience may make a difference. Toward that end, you should know that Van Kampen is one of the nation's oldest investment-management firms, with a history of money management dating back to 1926. Our portfolio managers have invested in all types of market conditions--during bull and bear markets, periods of inflation and rising interest rates, and now a technology revolution. We have managed money long enough to understand short-term market volatility and the value of investing for the long term.

As we move through the second half of 2000, count on us to continue to draw on the wisdom of our 74 years of experience. Along those lines, Van Kampen's "Generations of Experience" is the theme of a national advertising campaign that we recently kicked off. The message emphasizes our depth of investment-management history, as well as our firm belief that with the right investments, anyone can realize life's true wealth.

Sincerely,

/s/ Richard F. Powers, III

Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH

Beginning in the second quarter of 2000, evidence of slower economic growth in the united states emerged. However, analysts believe it may have been premature to assume that the U.S. economy has slowed to a sustainable, noninflationary pace, with the Gross Domestic Product (GDP), a measure of economic growth, up 5.2 percent annualized in the second quarter of 2000.

CONSUMER SPENDING AND EMPLOYMENT

Consumer spending remained the main engine of growth behind the U.S. economy. Living standards and spending habits were boosted by strong gains in real income, and individual wealth increased substantially, primarily due to a buoyant stock market. Nonetheless, data released in the second quarter of 2000 reflected a minor decrease in the spending of individuals. In June, the Consumer Price Index (CPI), the leading inflation indicator, rose higher than expected--0.6 percent more than the previous month. That heightened concerns about inflation, and the prospect of additional federal reserve board interest-rate increases.

The U.S. labor market was still robust during this time, and job insecurity continued to decline. Solid employment growth was accompanied by unusually large gains in productivity, which limited the rise in unit labor costs across the whole economy. Given the high employment numbers and strong levels of productivity, analysts believe an increase in interest rates to ward off inflation and further slow the economy is possible.

INTEREST RATES AND INFLATION

During the past few months, persistent strength in consumer spending accompanied by a very tight labor market, resulted in some inflation. The CPI reached a level of 2.7 percent in January 2000 and 3.7 percent in June 2000, clearly demonstrating signs of inflation.

Since June 1999, the Federal Reserve has increased the federal funds rate six times by a total of 175 basis points to lower economic growth and decrease any future fears of inflation. These increases in interest rates helped slow the interest-sensitive auto and housing markets.

Many observers believe interest rates could be lifted further in coming months. While markets have experienced much short-term volatility, the market's outlook could improve once interest-rate hikes cease.

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(JUNE 30, 1998 - JUNE 30, 2000)

                                     [CHART]

Jun-98  2.1%
Sep-98  3.8%
Dec-98  5.9%
Mar-99  3.5%
Jun-99  2.5%
Sep-99  5.7%
Dec-99  8.3%
Mar-00  4.8%
Jun-00  5.2%

SOURCE: BUREAU OF ECONOMIC ANALYSIS


INTEREST RATES AND INFLATION
(JUNE 30, 1998 - JUNE 30, 2000)

                                     [CHART]

        INTEREST RATES  INFLATION
Jun-98    5.500          1.70
Jul-98    5.500          1.70
Aug-98    5.500          1.60
Sep-98    5.250          1.50
Oct-98    5.000          1.50
Nov-98    4.750          1.50
Dec-98    4.750          1.60
Jan-99    4.750          1.70
Feb-99    4.750          1.60
Mar-99    4.750          1.70
Apr-99    4.750          2.30
May-99    4.750          2.10
Jun-99    5.000          2.00
Jul-99    5.000          2.10
Aug-99    5.250          2.30
Sep-99    5.250          2.60
Oct-99    5.250          2.60
Nov-99    5.500          2.60
Dec-99    5.500          2.70
Jan-00    5.500          2.70
Feb-00    5.750          3.20
Mar-00    6.000          3.70
Apr-00    6.000          3.00
May-00    6.500          3.10
Jun-00    6.500          3.70

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENT CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF JUNE 30, 2000)

                                             A SHARES   B SHARES   C SHARES
---------------------------------------------------------------------------
One-year total return based on NAV(1)         12.83%     12.03%      12.02%
---------------------------------------------------------------------------
One-year total return(2)                       6.33%      7.03%      11.02%
---------------------------------------------------------------------------
Five-year average annual total return(2)      15.02%        N/A      15.53%
---------------------------------------------------------------------------
Life-of-Fund average annual total return(2)   13.60%     14.54%      13.66%
---------------------------------------------------------------------------
Commencement date                             1/4/93     8/1/95      1/4/93
---------------------------------------------------------------------------

N/A = NOT APPLICABLE

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER.

(2) STANDARDIZED TOTAL RETURN. ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR
    THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE.

    SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE WITH MARKET CONDITIONS.

    BECAUSE THE PRICES OF COMMON STOCKS AND OTHER SECURITIES FLUCTUATE, THE VALUE OF AN INVESTMENT IN THE FUND WILL VARY UPON THE FUND'S INVESTMENT PERFORMANCE. FOREIGN SECURITIES MAY MAGNIFY VOLATILITY DUE TO CHANGES IN FOREIGN EXCHANGE RATES, THE POLITICAL AND ECONOMIC UNCERTAINTIES IN FOREIGN COUNTRIES, AND THE POTENTIAL LACK OF LIQUIDITY, GOVERNMENT SUPERVISION, AND REGULATION.

    MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

GROWTH OF A $10,000 INVESTMENT
(JANUARY 4, 1993 - JUNE 30, 2000)


                                    [CHART]

                                      MSCI World Index With Net Dividends
                                      MEASURES THE PERFORMANCE OF SECURITES
                                      WITH REINVESTED DIVIDENDS ON THE EXCHANGES
      GLOBAL EQUITY ALLOCATION FUND   OF NORTH AMERICA, EUROPE, AND ASIA.
      -----------------------------   ------------------------------------------
1/93             $9,500                          $10,000
6/93            $10,563                          $11,515
6/94            $11,516                          $12,696
6/95            $12,286                          $14,050
6/96            $15,311                          $16,640
6/97            $18,467                          $20,346
6/98            $21,227                          $21,840
6/99            $23,013                          $25,262
6/00            $24,470                          $28,341

Fund's Total Return
1 Year Total Return       6.33%
5 Year Avg. Annual       15.02%
Inception Avg. Annual    13.60%

THIS CHART COMPARES YOUR FUND'S PERFORMANCE TO THAT OF THE MSCI WORLD INDEX WITH NET DIVIDENDS OVER TIME.

THIS IS AN UNMANAGED BROAD-BASED, STATISTICAL COMPOSITE THAT DOES NOT INCLUDE ANY COMMISSIONS OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER THE PERFORMANCE OF THIS INDEX. THE HISTORICAL PERFORMANCE OF THE INDEX IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY; IT IS NOT MEANT TO FORECAST, IMPLY, OR GUARANTEE THE FUTURE PERFORMANCE OF ANY INVESTMENT VEHICLE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

THE ABOVE CHART REFLECTS THE PERFORMANCE OF CLASS A SHARES OF THE FUND. THE PERFORMANCE OF CLASS A SHARES WILL DIFFER FROM THAT OF OTHER SHARE CLASSES OF THE FUND BECAUSE OF THE DIFFERENCE IN SALES CHARGES AND/OR EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT SHARE CLASSES. THE FUND'S PERFORMANCE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS, AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES).

WHILE PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THE ABOVE INFORMATION PROVIDES A BROADER VANTAGE POINT FROM WHICH TO EVALUATE THE DISCUSSION OF THE FUND'S PERFORMANCE FOUND IN THE FOLLOWING PAGES.

                              PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS*
(AS A PERCENTAGE OF NET ASSETS--JUNE 30, 2000)

1.   ROYAL DUTCH PETROLEUM       2.2%
     Explores for and produces oil and natural gas, and manufactures chemicals.


2.   BP AMOCO                    1.9%
     Explores for and produces oil and
     natural gas, and manufactures petrochemicals.


3.   GENERAL ELECTRIC            1.8%
     Produces appliances, lighting products, aircraft engines, and plastics.


4.   EXXON MOBIL                 1.7%
     Explores for and produces petroleum and petrochemicals worldwide.


5.   NOKIA                       1.3%
     Manufactures digital wireless telephones and produces networks and systems for wireless communications.


6.   VODAFONE AIRTOUCH           1.3%
     Operates wireless communications networks in the United Kingdom and the United States.


7.   MICROSOFT                   1.2%
     Develops and supports a range of software products.


8.   ERICSSON                    1.2%
     Provides tele- and data-communication products and services worldwide.


9.   PFIZER                      1.0%
     Manufactures pharmaceuticals, including Viagra and Lipitor, and consumer products such as Certs, Listerine, and Visine.


10.  MERCK                        1.0%
     Develops human and animal health-care products.

* EXCLUDES SHORT-TERM INVESTMENT


TOP FIVE COUNTRIES
(AS A PERCENTAGE OF NET ASSETS)


                                    [CHART]

                    June 30, 2000        June 30, 1999
                    -------------        -------------
United States          38.4%                 42.1%
Japan                  10.4%                 10.9%
United Kingdom          6.9%                 10.6%
Germany                 5.5%                  3.5%
Netherlands             4.4%                  3.5%

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED JUNE 30, 2000. THE TEAM IS LED BY PORTFOLIO MANAGERS BARTON BIGGS AND ANN THIVIERGE, MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT, WHO HAVE MANAGED THE FUND SINCE 1995. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

Q HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT IN WHICH THE FUND OPERATED, AND HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?

     A Two major components affected the market environment during the second half of 1999. The explosion of TMT (telecommunications, media, and technology) stocks dominated the global markets during the third and fourth quarters of 1999 as global markets began to study and mirror U.S. economic policy in hopes that they too could create an environment of robust economic growth with low interest rates. In 2000, as technology stocks--especially dot-coms--around the world disappointed and European interest rates continued to rise, the global markets fell on hard times.

     The fund was not immune to this market downturn. However, the fund's TMT holdings were limited, which helped protect the fund during the market decline in the first quarter of 2000. As a result, the fund's performance exceeded its benchmark, the MSCI World Index with Net Dividends. For the 12-month period ended June 30, 2000, the fund achieved a total return of
12.83 percent (CLASS A SHARES AT NET ASSET VALUE; IF THE MAXIMUM SALES CHARGE OF 5.75 PERCENT WERE INCLUDED, THE RETURN WOULD HAVE BEEN LOWER). AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. BY COMPARISON, THE MSCI WORLD INDEX WITH NET DIVIDENDS GENERATED A TOTAL RETURN OF 12.19 PERCENT FOR THE SAME PERIOD. THIS BROAD-BASED, UNMANAGED INDEX IS COMPOSED OF SECURITIES ON STOCK EXCHANGES OF THE UNITED STATES, EUROPE, CANADA, AUSTRALIA, NEW ZEALAND, AND THE FAR EAST AND ASSUMES DIVIDENDS ARE REINVESTED NET OF WITHHOLDING TAX. THIS INDEX DOES NOT REFLECT ANY COMMISSIONS OR SALES CHARGES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. IF SUCH CHARGES OR COMMISSIONS HAD BEEN INCLUDED, THE TOTAL RETURN WOULD HAVE BEEN LOWER. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. OF COURSE, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q    WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND IN THIS ENVIRONMENT?

     A Our philosophy is to look for undervalued markets, and we believe the fundamental prospects of companies and their industries are key indicators of investment return potential. These indicators favored the international markets during the reporting period. At 38.2 percent, the fund maintained a relatively small position in U.S. stocks compared to the index's position of
49.2 percent, because we believed that, relative to the rest of the world, U.S. stocks were expensive and the nation's economic and earnings cycles were peaking. The United Kingdom's economic indicators were similar to those of the United States, so we reduced the fund's position there as well. This decision worked well for the fund, as the United Kingdom was down 8 percent year-to-date at the end of the period.

     The fund maintained a large position in Japan due to the TMT explosion and our belief that Japan's economic growth and consumer demand for electronic goods would be strong. Finally, 1.2 percent of the fund's holdings were allocated to the Singapore market. A significant position in comparison to the Index's allocation of .5 percent. Business policies and valuations made the market attractive, therefore we allocated our holdings accordingly.

Q    BEYOND TMT, WHAT SECTORS DID YOU LIKE?

     A We liked the energy sector, specifically integrated oils and natural gas. Commodity prices were rebounding from dramatic lows as demand was rising and supply was tightening during the reporting period. We added positions in energy, primarily integrated oils and natural gas stocks, and experienced positive returns as a result. We also focused our holdings in the defensive sectors of utilities, food, and real estate. Of course, there is no guarantee that the fund will be in the same sectors or that the sectors mentioned above will continue to perform as well in the future.

Q    WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

     A Moving forward, we believe that foreign countries will continue to attempt to replicate the U.S. economic policy successes, hoping to create their own economic and market "promised land." Over the next few years, if the international markets continue to grow and the U.S. economy slows, we expect the international markets could outperform the United States. Due to the current account deficit and as we expect the amount of investors' money coming into the United States to slow, we expect the dollar to weaken.

     Also, we will closely monitor how the U.S. economy responds to the Federal Reserve Board's (Fed) interest-rate hikes. The United States represents one-third of the world's economy, and, as such, is a leader in the financial markets. Should there be a recession in the United States, it would impact the economies of every foreign country that imports, exports, and borrows from the United States. If the U.S. economy doesn't fall off dramatically, the international markets will be able to trade on their own fundamentals, which would be very positive.

     Overseas, we will wait for signs of an increase in growth and consumer demand in Japan before bolstering our holdings in that market. Overall, we expect the international markets to take off once investors see the opportunities they offer in the face of a potentially slowing U.S. economy.

GLOSSARY OF TERMS                  A HELPFUL GUIDE TO SOME OF THE COMMON TERMS
                                   YOU'RE LIKELY TO SEE IN THIS REPORT AND
                                   OTHER FINANCIAL PUBLICATIONS.

ACCOUNT DEFICIT: A trade imbalance in which imports exceed exports.

CLASS A SHARES: A division of mutual fund shares, which are generally divided into three groupings, called Class A, Class B, and Class C shares. The specific features of each are dependent on varying fees and sales charges. In most cases, Class A shares will have no redemption fee (contingent deferred sales charge).

DEFENSIVE INVESTMENT STRATEGY: A method of portfolio allocation and management aimed at minimizing the risk of losing principal. Defensive investors place a high percentage of their investable assets in bonds, cash equivalents, and stocks that are less volatile than average.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

SALES CHARGE: Also referred to as the load, this is a fee paid by a buyer to acquire shares in a mutual fund or a limited partnership.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS             THE FOLLOWING PAGES DETAIL YOUR FUND'S
JUNE 30, 2000                       PORTFOLIO OF INVESTMENTS AT THE END OF THE
                                    REPORTING PERIOD.

                                                                             MARKET
DESCRIPTION                                                SHARES             VALUE
COMMON STOCKS  84.3%
AUSTRALIA  1.1%
Amcor Ltd. ..............................................     29,493      $    102,888
AMP Ltd. ................................................     42,011           426,548
Australian Gas Light Co., Ltd. ..........................     21,082           125,283
Brambles Industries Ltd. ................................      9,544           292,623
Broken Hill Proprietary Co., Ltd. .......................     46,676           550,576
Coca-Cola Amatil Ltd. ...................................     27,979            54,309
Coles Myer Ltd. .........................................     48,275           184,930
Commonwealth Bank of Australia ..........................     12,558           207,682
CSL Ltd. ................................................      4,634            91,430
Faulding (F.H.) & Co., Ltd. .............................      5,497            26,869
Fosters Brewing Ltd. ....................................     77,599           217,826
General Property Trust ..................................     62,037            99,669
Goodman Fielder Ltd. ....................................     53,358            39,516
Leighton Holdings Ltd. ..................................     11,930            38,334
Lend Lease Corp., Ltd. ..................................     23,809           302,998
Mayne Nickless Ltd. .....................................     16,737            34,287
National Australia Bank Ltd. ............................     62,297         1,037,998
News Corp., Ltd. ........................................     82,071         1,127,389
Normandy Mining Ltd. ....................................     59,045            31,738
North Broken Hill Peko Ltd. .............................     19,552            46,126
Orica Ltd. ..............................................      5,336            24,151
Pacific Dunlop Ltd. .....................................     46,862            41,703
Paperlinx Ltd. ..........................................      9,831            18,613
QBE Insurance Group Ltd. ................................     18,211            88,883
Rio Tinto Ltd. ..........................................      5,416            89,339
Santos Ltd. .............................................     26,339            80,071
Schroders plc (a) .......................................     17,133            23,842
Southcorp Ltd. ..........................................     27,923            80,383
Stockland Trust Group ...................................     14,035            29,548
Suncorp-Metway Ltd. .....................................     13,823            71,181
TABCORP Holdings Ltd. ...................................     14,228            81,578
Telstra Corp., Ltd. .....................................      2,531            10,249
Wesfarmers Ltd. .........................................      8,127            64,556
Westfield Trust .........................................     60,660           117,419
Westpac Banking Corp., Ltd. .............................     81,063           583,400
WMC Ltd. ................................................     78,621           350,905
Woolworths Ltd. .........................................     50,579           186,234
                                                                          ------------
                                                                             6,981,074
                                                                          ------------

                                      10      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                             MARKET
DESCRIPTION                                                SHARES             VALUE
AUSTRIA  0.4%
Austria Tabakwerke AG ...................................      3,719      $    137,630
Bank Austria AG .........................................     11,436           556,508
Bau Holdings AG .........................................        795            33,288
Boehler-Udderholm AG ....................................      1,232            43,067
BWT AG ..................................................        285           100,170
Flughafen Wein AG .......................................      3,589           127,650
Generali AG .............................................      1,197           192,376
Lenzing AG ..............................................        211            12,478
Mayr-Melnhof Karton AG ..................................      2,026            95,750
Oesterreichische Brau-Beteiligungs AG ...................      1,548            70,118
Oesterreichish Elektrizitaets 'A' .......................      5,159           528,969
OMV AG ..................................................      4,711           408,894
VA Technologies AG ......................................      2,535           133,419
Wienerberger Baustoffindustrie AG .......................     11,680           265,029
                                                                          ------------
                                                                             2,705,346
                                                                          ------------

BELGIUM  0.0%
Electrabel S.A. .........................................        629           155,324
UCB S.A. ................................................        600            22,021
                                                                          ------------
                                                                               177,345
                                                                          ------------

CANADA  2.3%
Abitibi-Consolidated, Inc. ..............................      7,300            67,853
Agrium, Inc. ............................................      5,400            46,360
Alberta Energy Co., Ltd. ................................      6,900           278,929
Alcan Aluminum Ltd. .....................................      8,500           264,314
Anderson Exploration Ltd. (a) ...........................      4,900            89,103
Bank of Montreal ........................................      5,800           245,048
Bank of Nova Scotia .....................................     10,500           257,656
Barrick Gold Corp. ......................................     16,300           294,751
BCE, Inc. ...............................................        200             4,745
Bombardier, Inc. 'A' ....................................     24,000           652,200
Burlington Resources Canada, Inc. .......................        800            30,528
Cameco Corp. ............................................      2,100            25,695
Canadian Imperial Bank of Commerce ......................      8,700           239,069
Canadian Natural Resources Ltd. (a) .....................      5,500           159,873
Canadian Occidental Petroleum Ltd. ......................      7,900           214,416
Canadian Pacific Ltd. ...................................     12,700           329,669
Canadian Tire Corp. 'A' .................................      3,500            52,761
Cominco Ltd. ............................................      3,300            45,396
Dofasco, Inc. ...........................................      3,800            62,550
Edperbarascan Corp. 'A' .................................      6,300            74,103
Fairfax Financial Holdings Ltd. (a) .....................        300            32,853
George Weston Ltd. ......................................      5,000           219,699
Gulf Canada Resources Ltd. (a) ..........................     34,600           161,387

SEE NOTES TO FINANCIAL STATEMENTS     11

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                             MARKET
DESCRIPTION                                                SHARES             VALUE
CANADA (CONTINUED)
Imperial Oil Ltd. .......................................     25,700     $     628,037
Inco Ltd. (a) ...........................................      6,300            96,674
Magna International, Inc. 'A' ...........................      2,800           131,643
MDS, Inc. 'B' ...........................................      2,300            70,743
National Bank of Canada .................................      3,900            58,264
Noranda, Inc. ...........................................      9,400            92,138
Nortel Networks Corp. ...................................     95,114         6,603,269
Petro-Canada ............................................     16,000           299,060
Placer Dome, Inc. .......................................     10,200            95,843
Placer Dome, Inc. ADR ...................................      4,460            42,649
Potash Corp. of Saskatchewan, Inc. ......................      2,100           114,987
Power Corp. of Canada ...................................      6,300           129,467
Quebecor, Inc. 'B' ......................................      3,000            87,203
Renaissance Energy Ltd. (a) .............................      5,600            54,323
Rogers Communication, Inc. 'B' (a) ......................      6,400           181,491
Royal Bank of Canada ....................................      6,800           348,205
Seagram Co., Ltd. .......................................     12,900           758,670
Suncor Energy, Inc. (a) .................................     12,700           293,612
Talisman Energy, Inc. (a) ...............................      6,700           222,156
Thomson Corp. ...........................................     21,900           749,838
TransAlta Corp. .........................................      5,100            54,299
Transcanada Pipelines Ltd. ..............................     23,444           179,083
Westcoast Energy, Inc. ..................................      5,800            89,394
                                                                          ------------
                                                                            15,230,006
                                                                          ------------

DENMARK  0.0%
Novo Nordisk A/S 'B' ....................................        300            51,003
                                                                          ------------

FINLAND  1.5%
Hartwall Wind Systems A/S ...............................      2,587            51,817
Kesko Oyj ...............................................      7,181            72,944
Metra Oyj 'B' ...........................................      2,750            47,344
Metso Oyj ...............................................      6,423            77,191
Nokia Oyj ...............................................    172,872         8,813,102
Nordic Baltic Holding AB GDR ............................     41,179           299,287
Outokumpu Oyj ...........................................      5,090            48,548
Raisio Group plc ........................................      6,660            13,149
Sampo Insurance Co., Ltd. 'A' ...........................      4,372           177,225
Sanitec Oyj .............................................        557             5,578
Sonera Group Oyj ........................................        330            15,030
Tieto Corp. .............................................      2,951            98,372
UPM-Kymmene Corp. .......................................     11,107           275,440
                                                                          ------------
                                                                             9,995,027
                                                                          ------------


                                      12     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                             MARKET
DESCRIPTION                                                SHARES             VALUE
FRANCE  2.4%
Accor S.A. ..............................................      1,980     $      81,074
Alcatel .................................................     18,803         1,232,084
Alcatel ADR .............................................      3,159           210,073
Aventis S.A. ............................................     11,009           802,753
Axa .....................................................      3,452           543,264
BIC Corp. ...............................................        643            31,462
BNP Paribas .............................................      2,881           276,987
Bouygues S.A. ...........................................        292           194,956
Canal Plus ..............................................      1,288           216,215
Cap Gemini S.A. .........................................      1,817           319,748
Carrefour S.A. ..........................................      7,188           490,882
Casino Guichard Perrachon ...............................        800            74,015
Cie de Saint-Gobain (a) .................................      1,041           140,595
Dassault Systemes S.A. ..................................      3,172           295,586
Eridania Beghin-Say S.A. ................................        451            44,135
Essilor International ...................................        141            40,373
France Telecom S.A. .....................................        176            24,576
Gecina ..................................................      3,970           424,475
Groupe Danone (a) .......................................      6,932           919,030
Klepierre ...............................................      6,048           553,783
L'air Liquide ...........................................      1,054           137,324
L'Oreal .................................................        688           595,185
Lagardere S.C.A. ........................................      1,495           114,074
LVMH Moet Hennessy Louis Vuitton ........................        921           379,402
Lyonnaise des Eaux S.A. .................................      1,493           261,308
Michelin (C.G.D.E.) 'B' .................................      2,247            72,032
Pernod-Ricard ...........................................        742            40,340
Pinault-Printemps-Redoute ...............................      1,235           274,107
PSA Peugeot Citroen S.A. ................................        329            65,961
Sagem ...................................................         29            33,967
Sanofi-Synthelabo S.A. ..................................      7,696           366,287
Schneider S.A. ..........................................      1,810           126,025
Silic ...................................................      1,790           256,095
Simco S.A. (Registered) .................................      9,480           691,713
Societe Fonciere Lyonnaise ..............................      2,775           291,411
Societe Generale ........................................      2,408           144,695
Sodexho S.A. ............................................        650           117,794
STMicroelectronics N.V. (a) .............................      3,818           240,346
Thomson CSF S.A. ........................................      1,735            68,279
Total Fina Elf S.A. 'B' .................................     21,223         3,250,938
Unibail .................................................      6,370           880,976
Usinor Sacilor ..........................................      1,988            24,233
Valeo S.A. ..............................................        935            49,941


SEE NOTES TO FINANCIAL STATEMENTS     13

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                             MARKET
DESCRIPTION                                                SHARES             VALUE
FRANCE (CONTINUED)
Vivendi .................................................      4,941  $        435,691
                                                                          ------------
                                                                            15,834,190
                                                                          ------------

GERMANY  5.3%
Adidas-Salomon AG .......................................      1,933           106,197
Allianz AG ..............................................     15,292         5,430,174
BASF AG .................................................     25,900         1,049,893
Bayer AG ................................................     31,150         1,191,403
Bayerishe Hypo-und Vereinsbank AG .......................     15,475         1,011,062
Beiersdorf AG ...........................................      9,800           813,208
Bilfinger & Berger Bau AG ...............................      2,550            33,807
Buderus AG ..............................................      1,800            28,671
Continental AG ..........................................      4,633            77,774
Daimler-Chrysler AG .....................................     70,379         3,732,281
Daimler-Chrysler AG ADR .................................          1                52
Deutsche Bank AG ........................................     21,750         1,816,234
Deutsche Telekom AG .....................................      1,476            85,032
Douglas Holding AG ......................................      3,600           105,070
Dresdner Bank AG ........................................     16,967           686,163
EM.TV & Merchandising AG ................................      3,000           177,406
E.On AG .................................................     60,161         2,897,763
FAG Kugelfischer Georg Schaefer AG ......................      5,850            43,075
Fresenius Medical Care AG ...............................      2,450           192,786
Heidelberger Zement AG ..................................      3,000           183,129
IVG Holding AG ..........................................     32,666           419,059
Karstadt AG .............................................      5,200           144,329
Linde AG ................................................      7,030           283,630
Lufthansa AG ............................................     10,500           244,864
MAN AG ..................................................      5,150           159,642
Merck KGaA ..............................................      5,700           173,973
Metro AG ................................................     16,407           555,538
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)    10,544         3,298,646
Preussag AG .............................................      9,400           302,144
RWE AG ..................................................     34,754         1,178,422
SAP AG ..................................................     11,031         1,666,581
Schering AG .............................................      6,450           350,971
Siemens AG ..............................................     35,933         5,373,979
Thyssen AG ..............................................     24,360           387,319
Volkswagen AG ...........................................     14,730           566,193
WCM Beteiligungs-und Grundbesitz AG .....................      4,600           106,616
                                                                          ------------
                                                                            34,873,086
                                                                          ------------


                                      14      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                             MARKET
DESCRIPTION                                                SHARES             VALUE
HONG KONG  0.1%
Bank of East Asia .......................................     61,519     $     143,627
CLP Holdings Ltd. .......................................     24,000           111,757
Hong Kong & China Gas Co., Ltd. .........................     54,000            60,612
                                                                          ------------
                                                                               315,996
                                                                          ------------

INDIA  0.4%
Cipla Ltd. ..............................................      8,175           158,181
Container Corp. of India Ltd. ...........................     59,000           227,279
HDFC Bank Ltd. ..........................................     94,000           535,368
Hero Honda Motors Ltd. ..................................     14,000           309,631
Infosys Technologies Ltd. ...............................      3,400           633,462
Tata Engineering & Locomotive Co., Ltd. .................     51,750           142,907
Tata Tea Ltd. ...........................................     31,000           230,296
Titan Industries Ltd. ...................................     52,000            75,816
                                                                          ------------
                                                                             2,312,940
                                                                          ------------

ITALY  2.0%
Assicurazioni Generali S.p.A. ...........................     56,537         1,935,903
Autogrill S.p.A. ........................................      9,498           101,191
Banca di Roma ...........................................    117,350           143,940
Banco Ambrosiano Veneto .................................    133,149           595,617
Banco Popolare di Milano ................................      9,262            66,697
Benetton Group S.p.A. ...................................     75,710           158,144
Credito Italiano S.p.A. .................................    114,248           545,937
Enel S.p.A. .............................................    470,366         2,081,663
Ente Nazionale Idrocarburi S.p.A. .......................    464,933         2,682,886
Fiat S.p.A ..............................................      9,136           236,844
Impreglio S.p.A. ........................................     16,292             9,261
Italgas .................................................     28,337           125,139
La Rinascente S.p.A. (a) ................................      9,764            55,319
Mediaset S.p.A. .........................................     52,052           794,354
Mediobanca S.p.A. .......................................     14,818           152,640
Olivetti Group (a) ......................................      2,230             8,104
Parmalat Finanziaria S.p.A. .............................     77,198           108,827
Pirelli S.p.A. ..........................................     98,315           258,344
R.A.S. ..................................................     25,860           283,650
Reno de Medici S.p.A. ...................................      5,208            10,531
S.A.I. ..................................................      3,112            55,060
S.A.I. RNC ..............................................          1                 8
San Paolo-Imi S.p.A. ....................................     33,900           601,084
Sirti S.p.A. ............................................      7,963            13,253
Snia BPD S.p.A. .........................................     15,975            15,907
Telecom Italia Mobile S.p.A .............................    154,724         1,579,057
Telecom Italia Mobile S.p.A. RNC ........................     35,691           179,401


SEE NOTES TO FINANCIAL STATEMENTS     15

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                             MARKET
DESCRIPTION                                                SHARES             VALUE
ITALY (CONTINUED)
Telecom Italia S.p.A. ...................................      4,111     $      56,463
Telecom Italia S.p.A. RNC ...............................        931             6,172
                                                                          ------------
                                                                            12,861,396
                                                                          ------------

JAPAN  10.4%
Acom Co., Ltd. ..........................................      4,600           386,566
Advantest Corp. .........................................      1,600           356,493
Ajinomoto Co., Inc. .....................................     42,800           548,382
Asahi Bank Ltd. .........................................     86,500           363,456
Asahi Breweries Ltd. ....................................     16,000           191,285
Asahi Chemical Industry Co., Ltd. .......................     40,400           285,459
Asahi Glass Co. .........................................     67,600           754,685
Bank of Fukuoka Ltd. ....................................     15,000           102,030
Bank of Tokyo-Mitsubishi Ltd. ...........................    145,600         1,757,159
Bank of Yokohama ........................................     58,000           259,551
Benesse Corp. ...........................................      5,700           394,696
Bridgestone Corp. .......................................     27,000           571,058
Canon, Inc. .............................................     12,800           636,714
Casio Computer Co., Ltd. ................................     30,000           336,332
Central Japan Railway Co. ...............................         84           474,822
Chugai Pharmaceutical Ltd. ..............................     16,800           317,339
Chuo Mitsui Trust & Banking Co., Ltd. (a) ...............     20,000            87,051
Credit Saison Co., Ltd. .................................      1,000            23,176
Dai Nippon Printing Co., Ltd. ...........................     32,800           577,542
Daiei, Inc. .............................................     36,800           137,985
Daiichi Pharmaceutical Co., Ltd. ........................      4,000           101,371
Daikin Industries Ltd. ..................................      1,800            41,801
Daiwa Bank Ltd. .........................................     98,000           253,898
Daiwa House Industry ....................................     31,800           231,883
Daiwa Securities Co., Ltd. ..............................     40,000           527,580
Denso Corp. .............................................     15,600           379,179
East Japan Railway Co. ..................................        202         1,172,283
Ebara Corp. .............................................     21,800           295,130
Eisai Co., Ltd. .........................................      7,000           224,222
Fanuc Co. ...............................................      8,200           833,558
Fuji Bank ...............................................    104,000           789,712
Fuji Photo Film Co. .....................................     22,000           899,524
Fuji Soft ABC, Inc. (First Section) .....................      1,200            71,110
Fujitsu Ltd. ............................................     27,600           954,279
Furukawa Electric Co., Ltd. .............................     26,800           559,254
Gunma Bank Ltd. .........................................      9,000            46,380
Hirose Electric Co., Ltd. ...............................      1,000           155,542
Hitachi Ltd. ............................................     49,000           706,298
Honda Motor Co. .........................................     17,000           578,171



                                      16      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                             MARKET
DESCRIPTION                                                SHARES             VALUE
JAPAN (CONTINUED)
Hoya Corp. ..............................................      1,000     $      89,500
Industrial Bank of Japan Ltd. ...........................     92,000           696,858
Ito-Yokado Co., Ltd. ....................................     15,000           901,597
Itochu Corp. ............................................      3,000            15,121
Japan Airlines Co., Ltd. ................................     21,000            79,731
Japan Energy Corp. ......................................      5,000             5,370
Japan Tobacco, Inc. .....................................        158         1,385,821
Joyo Bank, Ltd. .........................................      6,000            23,063
Jusco Co. ...............................................     13,800           261,322
Kadokawa Shoten Publishing Co., Ltd. ....................        100            10,081
Kajima Corp. ............................................     61,600           196,154
Kaneka Corp. ............................................      3,000            33,040
Kansai Electric Power Co. ...............................     46,400           829,688
KAO Corp. ...............................................     28,800           879,099
Kawasaki Heavy Industries, Ltd. .........................      6,000             9,157
Kawasaki Steel Corp. ....................................     57,000            81,624
Kinden Corp. ............................................      1,000             6,274
Kinki Nippon Railway Co., Ltd. ..........................     54,600           221,188
Kirin Brewery Co., Ltd. .................................     65,600           818,880
Komatsu Ltd. ............................................     54,600           383,735
Konami Co., Ltd. ........................................        500            31,561
Kubota Corp. ............................................     82,400           298,874
Kuraray Co., Ltd. .......................................      2,000            22,912
Kyocera Corp. ...........................................      3,100           525,404
Kyowa Hakko Kogyo Co., Ltd. .............................      6,800            66,434
Marubeni Corp. ..........................................      4,200            14,442
Marui Co., Ltd. .........................................     10,000           191,248
Matsushita Electric Industrial Co., Ltd. ................     62,400         1,616,656
Minebea Co., Ltd. .......................................      2,000            25,060
Mitsubishi Chemical Corp. ...............................     58,000           237,694
Mitsubishi Corp. ........................................     10,000            90,348
Mitsubishi Electric Corp. ...............................     85,400           923,635
Mitsubishi Estate Co., Ltd. .............................     33,000           387,998
Mitsubishi Heavy Industries Ltd. ........................    162,000           717,321
Mitsubishi Materials Corp. ..............................     40,600           166,003
Mitsubishi Trust & Banking Corp. ........................     44,000           341,156
Mitsui & Co. ............................................     12,200            93,099
Mitsui Fire & Marine Insurance Co., Ltd. ................      3,000            14,414
Mitsui Fudosan Co., Ltd. ................................     22,000           238,353
Mitsukoshi Ltd. .........................................     25,800           114,240
Murata Manufacturing Co., Inc. ..........................      4,000           573,555
Mycal Corp. .............................................     10,800            36,934
NAMCO Ltd. ..............................................        500            17,994
NEC Corp. ...............................................     21,600           677,639


SEE NOTES TO FINANCIAL STATEMENTS     17

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                             MARKET
DESCRIPTION                                                SHARES             VALUE
JAPAN (CONTINUED)
New OJI Paper Co., Ltd. .................................     67,600     $     464,911
NGK Insulators Ltd. .....................................     21,800           269,869
NGK Spark Plug Co., Ltd. ................................     21,000           324,660
Nichiei Co., Ltd. (Kyoto) ...............................      2,700            44,260
Nidec Corp. .............................................      1,500           130,011
Nikon Corp. .............................................      1,000            37,025
Nintendo Co., Ltd. ......................................      4,600           802,600
Nippon Express Co., Ltd. ................................     33,000           202,393
Nippon Meat Packers, Inc. ...............................     13,800           201,517
Nippon Oil Co. ..........................................     90,600           414,825
Nippon Paper Industries Co., Ltd. .......................      5,000            34,104
Nippon Sheet Glass Co., Ltd. ............................      2,000            27,773
Nippon Steel Corp. ......................................    269,000           565,142
Nippon Telegraph & Telephone Corp. ADR ..................        271         3,599,887
Nippon Yusen Kabushiki Kaisha ...........................     56,400           270,988
Nissan Motor Co., Ltd. ..................................     63,400           373,310
Nissin Food Products Co., Ltd. ..........................        400            10,175
Nitto Denko Corp. .......................................      1,000            38,532
Nomura Securities Co., Ltd. .............................     64,000         1,564,652
NSK Ltd. ................................................      4,000            35,046
Obayashi Corp. ..........................................      7,000            30,929
Olympus Optical Co., Ltd. ...............................      2,000            35,819
Onward Kashiyama Co., Ltd. ..............................     11,000           149,230
Oriental Land Co., Ltd. .................................      3,100           316,294
Orix Corp. ..............................................      2,200           324,368
Osaka Gas Co. ...........................................     99,200           285,044
Pioneer Electronic Corp. ................................      7,000           272,363
Promise Co., Ltd ........................................      3,700           292,110
Rohm Co. ................................................      1,300           379,669
Sakura Bank Ltd. ........................................    103,200           712,663
Sankyo Co., Ltd. ........................................     25,800           582,138
Sanyo Electric Co., Ltd. ................................     78,400           704,636
Secom Co. ...............................................      9,800           715,531
Sega Enterprises Ltd. (a) ...............................      6,100            93,674
Sekisui Chemical Co., Ltd. ..............................      2,000             7,688
Sekisui House Ltd. ......................................     31,800           293,898
Sharp Corp. .............................................     23,600           416,883
Shimamura Co., Ltd. .....................................        100            11,673
Shimano, Inc. ...........................................      4,700           112,912
Shimizu Corp. ...........................................     45,800           130,740
Shin-Etsu Chemical Co. ..................................      6,000           304,112
Shionogi & Co., Ltd. ....................................      7,000           132,884
Shiseido Co., Ltd. ......................................     14,000           216,308
Shizuoka Bank ...........................................     26,800           227,236



                                      18      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                             MARKET
DESCRIPTION                                                SHARES             VALUE
JAPAN (CONTINUED)
Showa Shell Sekiyu K.K. .................................      2,000     $       9,873
Skylark Co., Ltd. .......................................      9,000           355,269
SMC Corp. ...............................................      2,700           507,466
Softbank Corp. ..........................................      4,000           542,654
Sony Corp. ..............................................     12,800         1,193,839
Sumitomo Bank Ltd. ......................................    102,000         1,249,234
Sumitomo Chemical Co. ...................................     60,200           361,841
Sumitomo Corp. ..........................................      6,400            71,932
Sumitomo Electric Industries Ltd. .......................     48,800           835,823
Sumitomo Marine & Fire Insurance Co., Ltd. ..............      2,000            11,626
Sumitomo Metal Industries Ltd. (a) ......................     20,400            14,030
Sumitomo Metal Mining Co. ...............................     19,000            89,500
Taisei Corp., Ltd. ......................................     63,600           101,861
Taisho Pharmaceutical Co. ...............................     21,000           751,802
Taiyo Yuden Co., Ltd. ...................................      3,000           187,668
Takara Shuzo Co., Ltd. ..................................      1,000            24,919
Takeda Chemical Industries Ltd. .........................     53,800         3,527,703
Takefuji Corp. ..........................................      4,700           567,215
Teijin Ltd. .............................................     35,600           173,397
Terumo Corp. ............................................     10,000           338,217
The 77 Bank Ltd. ........................................      1,000             7,989
Tobu Railway Co. ........................................     33,800            96,485
Tohoku Electric Power Co., Ltd. .........................     16,400           220,943
Tokai Bank Ltd. .........................................     74,600           367,571
Tokio Marine & Fire Insurance Co. .......................     52,400           604,245
Tokyo Broadcasting System, Inc. .........................      9,000           388,337
Tokyo Electric Power Co. ................................     59,000         1,436,855
Tokyo Electron Ltd. .....................................      2,000           273,588
Tokyo Gas Co. ...........................................    100,200           281,309
Tokyu Corp. .............................................     38,800           191,542
Toppan Printing Co., Ltd. ...............................     26,800           283,288
Toray Industries, Inc. ..................................     40,500           164,068
Toshiba Corp. ...........................................     43,000           484,912
Tostem Corp. ............................................      1,000            16,298
Toto Ltd. ...............................................     32,800           251,535
Toyo Seikan Kaisha, Ltd. ................................      2,000            37,307
Toyota Motor Corp. ......................................     75,000         3,412,784
Trans Cosmos, Inc. ......................................        100            14,998
Ube Industries Ltd. .....................................     61,600           192,672
Uni-Charm Corp.First Section ............................        400            24,193
World Co., Ltd. .........................................        400            17,335
Yamanouchi Pharmaceutical Co., Ltd. .....................     20,000         1,090,960
Yamato Transport Co., Ltd. ..............................      2,000            49,649


SEE NOTES TO FINANCIAL STATEMENTS     19

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                             MARKET
DESCRIPTION                                                SHARES             VALUE
JAPAN (CONTINUED)
Yokogawa Electric Corp. .................................      9,000     $      89,877
                                                                          ------------
                                                                            68,808,324
                                                                          ------------

KOREA  0.8%
Hyundai Motor Co., Ltd. .................................     16,960           217,509
Kookmin Bank ............................................     17,860           227,450
Korea Electric Power Corp. ..............................     27,710           859,861
LG Chemical Ltd. ........................................     15,070           301,393
LG Electronics, Inc. ....................................      6,890           192,792
Pohang Iron & Steel Co., Ltd. ...........................      2,360           206,232
Samsung Electro-Mechanics Co. ...........................      8,690           544,769
Samsung Electronics Co. .................................      6,410         2,121,289
Samsung Securities Co., Ltd. ............................     11,422           250,971
Shinhan Bank ............................................     39,720           374,036
SK Telecom Co., Ltd. ....................................        600           196,408
                                                                          ------------
                                                                             5,492,710
                                                                          ------------

NETHERLANDS  4.4%
ABN Amro Holdings N.V. ..................................     35,875           878,021
Aegon N.V. (a) ..........................................         14               499
Aegon N.V. ..............................................     45,068         1,602,080
Akzo Nobel N.V. .........................................      5,223           221,685
Buhrmann N.V. ...........................................        124             3,542
Elsevier N.V. ...........................................     24,030           290,852
Getronics N.V. ..........................................      8,613           132,673
Hagemeyer N.V. ..........................................      4,483           123,487
Heineken N.V. ...........................................     24,024         1,460,770
ING Groep N.V. ..........................................     38,254         2,583,251
Koninklijke Ahold N.V. ..................................     24,527           721,231
KPN N.V. ................................................        674            30,118
Oce N.V. ................................................      1,454            23,784
Philips Electronics N.V. ................................     52,888         2,491,957
Rodamco Continental Europe N.V. .........................     17,180           703,789
Royal Dutch Petroleum ...................................    231,391        14,367,588
Stork N.V. ..............................................        126             1,707
TNT Post Group N.V. .....................................     19,836           534,477
Uni-Invest N.V. .........................................     26,763           336,950
Unilever N.V. ...........................................          1                43
Unilever N.V. CVA .......................................     44,465         2,037,831
Vedior N.V. .............................................      2,980            36,808
Wolters Kluwer N.V. .....................................     11,882           316,191
                                                                          ------------
                                                                            28,899,334
                                                                          ------------

PORTUGAL  0.0%
Electricidade de Portugal S.A. ..........................      6,933           125,773
                                                                          ------------


                                      20      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                             MARKET
DESCRIPTION                                                SHARES             VALUE
SINGAPORE  1.2%
Chartered Semiconductor Manufacturing Ltd. (a) ..........     65,000     $     568,162
City Developments Ltd. ..................................     77,000           298,640
Creative Technology Ltd. ................................      7,000           168,973
Cycle & Carriage Ltd. ...................................     26,000            61,106
DBS Group Holdings Ltd. .................................    124,639         1,601,728
DBS Land Ltd. ...........................................    162,750           211,033
First Capital Corp. .....................................     10,000             9,551
Fraser & Neave Ltd. .....................................     36,000           128,162
Hotel Properties Ltd. ...................................     29,000            25,852
Keppel Corp. ............................................     69,000           149,384
NatSteel Ltd. ...........................................     25,000            76,700
Neptune Orient Lines Ltd. (a) ...........................    105,000            97,250
OMNI Industries Ltd. ....................................     47,000            77,540
Oversea-Chinese Banking Corp., Ltd. .....................    117,050           806,307
Parkway Holdings Ltd. ...................................     45,000           115,138
Sembcorp Industries Ltd. ................................    162,235           176,557
Singapore Airlines Ltd. .................................    121,000         1,197,742
Singapore Press Holdings Ltd. ...........................     36,000           562,663
Singapore Technology Engineering Ltd. ...................    289,000           424,926
Singapore Telecommunications Ltd. .......................    387,490           567,496
United Industrial Corp., Ltd. ...........................    136,000            64,162
United Overseas Bank Ltd. ...............................     95,080           621,942
United Overseas Land Ltd. ...............................     21,000            18,721
Venture Manufacturing Ltd. ..............................     17,000           173,198
                                                                          ------------
                                                                             8,202,933
                                                                          ------------

SPAIN  1.6%
Acerinox S.A. ...........................................      2,484            71,788
ACS S.A. ................................................      2,802            78,840
Altadis S.A. ............................................      8,964           137,567
Autopistas Concesionaria Espanola S.A. ..................     13,279           115,382
Azucarere Ebro Agricolas S.A. ...........................      3,766            44,900
Banco Bilbao Vizcaya S.A. (Registered) ..................    148,632         2,218,621
Banco Santander Central Hispano S.A. ....................    107,359         1,131,507
Corporacion Financiera Alba S.A. ........................      4,518           118,936
Corporacion Mapfre S.A. .................................      3,696            46,780
Empresa Nacional de Cellulosas S.A. .....................         34               554
Endesa S.A. .............................................     61,719         1,194,421
Fomento de Construcciones y Contratas S.A. ..............      7,528           142,168
Gas Natural SDG S.A. ....................................     27,755           497,686
Grupo Dragados S.A. .....................................      8,955            64,145
Iberdrola S.A. ..........................................     55,625           716,243
Immobiliaria Metropolitana Vasco Central S.A. ...........     29,825           500,668
Inmobiliaria Colonial S.A. ..............................     12,700           169,585


SEE NOTES TO FINANCIAL STATEMENTS     21

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                             MARKET
DESCRIPTION                                                SHARES             VALUE
SPAIN (CONTINUED)
Prima Inmobiliaria S.A. (a) .............................     29,360     $     299,637
Repsol S.A. .............................................     71,697         1,425,816
Sociedad General de Aguas de Barcelona S.A. .............      8,737           116,667
Sol Melia S.A. (a) ......................................      4,941            55,139
Telefonica S.A. (a) .....................................      2,507            53,801
TelePizza S.A. (a) ......................................     10,943            61,581
Union Electrica Fenosa S.A. .............................     18,507           334,504
Vallehermoso S.A. .......................................    115,795           690,281
Viscofan Industria Navarra de Envolturas Calulosicas S.A.         68               445
Zardoya-Otis S.A. .......................................      2,528            22,376
                                                                          ------------
                                                                            10,310,038
                                                                          ------------

SWEDEN  2.2%
Atlas Copco AB 'A' .......................................     6,650           128,059
Atlas Copco AB 'B' ......................................      3,600            67,286
Castellum AB ............................................     38,110           410,110
Diligentia AB ...........................................      2,376            24,223
Drott AB 'B' ............................................     32,820           353,183
Electrolux AB 'B' .......................................     15,900           245,848
Fastighets AB Tornet ....................................     20,570           269,125
ForeningsSparbanken AB 'A' ...............................    16,350           238,916
Hennes & Mauritz AB 'B' .................................     42,400           883,734
JM AB 'B' ...............................................     17,100           290,553
NetCom Systems AB 'B' (a) ...............................         10               737
OM Gruppen AB ...........................................      3,800           169,597
Sandvik AB ..............................................     14,400           301,767
SCA AB 'B' ..............................................     11,500           218,198
Securitas AB 'B' ........................................     20,200           427,889
Skandia Forsakrings AB ..................................     53,400         1,409,402
Skandinaviska Enskilda Banken AB 'A' .....................    18,600           220,174
Skanska AB 'B' ..........................................      6,500           230,092
SKF AB 'B' ..............................................      4,500            75,187
Svenska Handelsbanken 'A' ................................    20,100           291,436
Svenskt Stal AB 'A' ......................................     4,200            41,629
Telefonaktiebolaget LM Ericsson AB 'B' ..................    393,500         7,778,177
Trelleborg AB 'B' .......................................      7,600            52,945
Volvo AB 'A' .............................................     4,600            96,398
Volvo AB 'B' ............................................      9,500           206,077
Wm-Data AB 'B' ..........................................     13,500            74,167
                                                                          ------------
                                                                            14,504,909
                                                                          ------------

SWITZERLAND  3.1%
ABB Ltd. (New) ..........................................     10,571         1,263,846
Adecco S.A. (Registered) ................................        670           568,624


                                      22      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                             MARKET
DESCRIPTION                                                SHARES             VALUE
SWITZERLAND (CONTINUED)
Alusuisse-Lonza Holding AG (Registered) (a) .............        145     $      94,382
CS Holding AG (Registered) ..............................      5,850         1,162,406
Georg Fischer AG (Registered) ...........................        115            35,702
Givaudan (Registered) (a) ...............................        358           108,840
Nestle S.A. (Registered) ................................      2,810         5,617,935
Novartis AG (Registered) ................................      2,651         4,194,589
Roche Holding AG (Bearer) ...............................         58           612,816
Roche Holding AG-Genusshein .............................        293         2,849,085
Schweizerische Rueckver (Registered) ....................        535         1,089,263
SMH AG (Bearer) .........................................        185           234,946
Sulzer AG (Registered) (a) ..............................        150            99,657
Swisscom AG (Registered) ................................         40            13,839
UBS AG ..................................................      8,862         1,296,931
Valora Holding AG .......................................        235            65,186
Zurich Allied AG ........................................      1,725           851,356
                                                                          ------------
                                                                            20,159,403
                                                                          ------------

UNITED KINGDOM  6.9%
Abbey National plc ......................................      8,441           100,873
Allied Zurich plc .......................................     14,047           166,060
Amvescap plc ............................................      6,073            97,378
Anglian Water plc (a) ...................................      3,144            29,011
Arjo Wiggins Appleton plc ...............................     10,942            42,540
ARM Holdings plc (a) ....................................      8,540            91,463
AstraZeneca Group plc ...................................     46,252         2,158,431
BAA plc .................................................     12,317            98,749
Barclays plc ............................................      9,430           234,370
Bass plc ................................................      8,507            95,613
BG Group plc ............................................     76,693           495,377
BICC plc ................................................      8,434             9,760
BOC Group plc ...........................................     16,708           240,105
Boots Co. plc ...........................................     10,715            81,529
BP Amoco plc ............................................  1,304,732        12,513,048
British Aerospace plc ...................................     33,276           207,387
British American Tobacco plc ............................     80,563           537,436
British Land Co. plc ....................................    222,583         1,363,640
British Sky Broadcasting Group plc ......................     16,353           319,604
British Telecommunications plc ..........................        810            10,464
Burford Holdings plc ....................................    135,210           198,907
Burmah Castrol plc ......................................      5,702           143,699
Cadbury Schweppes plc ...................................     95,408           626,364
Canary Wharf Finance plc (a) ............................     95,163           533,346
Capita Group plc ........................................      1,858            45,447
Caradon plc .............................................      7,551            17,248


SEE NOTES TO FINANCIAL STATEMENTS     23

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                             MARKET
DESCRIPTION                                                SHARES             VALUE
UNITED KINGDOM (CONTINUED)
Centrica plc ............................................     93,324     $     311,282
Commercial Union plc ....................................     11,049           183,852
Compass Group plc .......................................      5,715            75,255
Corus Group plc (a) .....................................     14,250            20,802
Diageo plc ..............................................    160,594         1,440,577
EMI Group plc ...........................................      8,651            78,518
GKN plc .................................................     13,825           176,297
Glaxo Wellcome plc ......................................     94,121         2,743,600
Granada Group plc .......................................     15,448           154,230
Grantchester Holdings plc ..............................     308,370           793,001
Great Portland Estates plc ..............................    141,350           498,759
Great Universal Stores plc ..............................      9,352            60,124
Halifax plc .............................................     13,399           128,503
Hammerson plc ...........................................     52,010           347,746
Hays plc ................................................     16,030            89,356
Hilton Group plc ........................................     16,186            56,804
HSBC Holdings plc .......................................     46,011           525,834
Imperial Chemical Industries plc ........................      3,023            23,985
Invensys plc ............................................     38,979           146,230
Kingfisher plc ..........................................     15,045           136,893
Land Securities plc .....................................     71,615           855,822
Lasmo plc ...............................................     21,525            45,748
Legal & General Group plc ..............................     103,897           242,820
Lloyds TSB Group plc ....................................     33,981           320,755
Logica plc ..............................................      3,584            84,793
Marconi plc .............................................     32,888           427,847
Marks & Spencer plc .....................................     30,267           106,335
MEPC plc ................................................      4,116            33,871
Misys plc ...............................................      4,088            34,506
National Grid Group plc .................................     27,376           215,755
National Power plc ......................................     27,982           178,202
New Dixons Group plc (a) ................................     15,349            62,458
Nycomed Amersham plc ....................................      5,746            57,019
Pearson plc .............................................      6,042           191,934
Peninsular & Oriental Steam Navigation Co. ..............      6,878            58,889
Pilkington plc ..........................................     19,634            27,918
Prudential Corp. plc ....................................     19,979           292,551
Psion plc ...............................................      2,590            25,035
Railtrack Group plc .....................................      5,250            81,521
Rank Group plc ..........................................      9,767            22,605
Reed International plc ..................................     12,578           109,404
Rentokil Initial plc ....................................     28,483            64,629
Reuters Holdings plc ....................................     12,729           217,006
Rexam plc ...............................................      5,206            20,239

                                      24      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                             MARKET
DESCRIPTION                                                SHARES             VALUE
UNITED KINGDOM (CONTINUED)
Royal Bank of Scotland Group plc ........................     19,774     $     330,828
Rtz Corp. plc (Registered) ..............................      6,916           112,988
Sainsbury (J) plc .......................................     18,316            83,120
Schroders Property Fund .................................      1,775            31,898
Scottish Power plc ......................................     35,174           297,963
SEMA Group plc ..........................................      4,172            59,323
Slough Estates plc ......................................    109,654           607,097
Smith & Nephew plc ......................................     10,109            37,312
SmithKline Beecham plc ..................................    144,385         1,889,256
Taylor Woodrow plc ......................................      7,878            18,233
Tesco plc ...............................................     35,663           110,862
Thames Water plc ........................................      8,573           110,880
The Sage Group plc ......................................     10,990            88,941
3I Group plc ............................................      5,379           110,579
TI Group plc ............................................      5,966            32,489
Unilever plc ............................................    136,609           826,593
United Utilities plc ....................................      6,715            66,432
Vodafone AirTouch plc ...................................  2,048,463         8,273,551
WPP Group plc ...........................................      6,935           101,234
                                                                          ------------
                                                                            45,416,738
                                                                          ------------

UNITED STATES  38.2%
A.G. Edwards, Inc. ......................................      2,500            97,500
A.H. Belo Corp. 'A' ......................................     4,200            72,713
Abbott Laboratories .....................................     67,400         3,003,512
Abercrombie & Fitch Co. 'A' (a) ..........................     3,000            36,563
ACNielsen Corp. (a) .....................................      2,100            46,200
ADC Telecom, Inc. (a) ...................................      7,800           654,225
Adobe Systems, Inc. .....................................     14,100         1,833,000
AES Corp. (a) ...........................................      8,800           401,500
AFLAC, Inc. .............................................      7,400           339,937
Agilent Technologies, Inc. (a) ..........................      4,004           295,295
AGL Resources, Inc. .....................................      2,100            33,469
Airborne Freight Corp. ..................................      2,000            37,875
AK Steel Holding Corp. ..................................      2,900            23,200
Alaska Air Group, Inc. (a) ..............................      1,100            29,838
Albertson's, Inc. .......................................     15,000           498,750
Alcoa, Inc. .............................................     38,800         1,125,200
Allegheny Energy, Inc. ..................................      3,100            84,863
Allegheny Technologies, Inc. ............................     15,750           283,500
Alliant Energy Corp. ....................................      3,800            98,800
Allied Waste Industries, Inc. (a) .......................      5,400            54,000
Allstate Corp. ..........................................     24,300           540,675
Alltel Corp. ............................................      1,005            62,247


SEE NOTES TO FINANCIAL STATEMENTS     25

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                             MARKET
DESCRIPTION                                                SHARES             VALUE
UNITED STATES (CONTINUED)
Altera Corp. (a) ........................................      4,800     $     489,300
Amazon.com, Inc. (a) ....................................      4,900           177,931
AMBAC Finacial Group, Inc. ..............................      2,000           109,625
Amercian Electric Power Co., Inc. .......................      6,040           178,935
America Online, Inc. (a) ................................     27,700         1,461,175
American Express Co. ....................................     22,600         1,178,025
American Financial Group, Inc. ..........................      2,200            54,588
American Home Products Corp. ............................     53,700         3,154,875
American International Group, Inc. ......................     40,537         4,763,097
American Power Conversion Corp. (a) .....................     13,800           563,212
American Standard Cos, Inc. (a) .........................      2,400            98,400
American Telephone & Telegraph Co. ......................     55,545         1,756,611
American Water Works, Inc. ..............................      2,400            60,000
Amgen, Inc. (a) .........................................     13,100           920,275
AMR Corp. (a) ...........................................     11,600           306,675
Anadarko Petroleum Corp. ................................     45,000         2,219,062
Analog Devices (a) ......................................      8,600           653,600
Anheuser-Busch Cos., Inc. 'A' ............................    18,900         1,411,594
Apache Corp. ............................................     42,200         2,481,887
Apollo Group, Inc. 'A' (a) ...............................     2,600            72,800
Apple Computer, Inc. (a) ................................        600            31,425
Applied Materials, Inc. (a) .............................      9,300           842,812
Arch Chemicals, Inc. ....................................      1,200            26,250
Arrow Electronics, Inc. (a) .............................      3,100            96,100
Arvin Industries, Inc. ..................................      1,500            26,063
Associated Banc-Corp. ...................................      2,640            57,585
Associates First Capital Corp. 'A' .......................         1                22
AT&T Corp. Liberty Media Group 'A' (a) ...................    44,598         1,081,501
Atmel Corp. (a) .........................................      7,100           261,812
Automatic Data Processing, Inc. .........................     20,400         1,092,675
Avnet, Inc. .............................................      1,200            71,100
Avon Products, Inc. .....................................     10,700           476,150
Baker Hughes, Inc. ......................................     21,000           672,000
Bank of America Corp. ...................................     37,400         1,608,200
Bank of New York Co., Inc. ..............................     14,100           655,650
Bank One Corp. ..........................................     24,700           656,094
Barnes & Noble, Inc. (a) ................................      2,100            46,725
Barrett Resources Corp. (a) .............................     11,900           362,206
Baxter International, Inc. ..............................      7,800           548,437
Beckman Coulter, Inc. ...................................      1,200            70,050
Bed Bath & Beyond, Inc. (a) .............................      4,000           145,000
Bell Atlantic Corp. .....................................     34,000         1,727,625
BellSouth Corp. .........................................     27,700         1,180,712
Bergen Brunswig Corp. 'A' ................................     3,000            16,500

                                      26      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                             MARKET
DESCRIPTION                                                SHARES             VALUE
UNITED STATES (CONTINUED)
Best Buy Co., Inc. (a) ..................................      6,000     $     379,500
Biogen, Inc. (a) ........................................      4,200           270,900
BJ Services Co. (a) .....................................      2,700           168,750
BJ's Wholesale Club, Inc. (a) ...........................      2,800            92,400
Boeing Co. ..............................................     26,700         1,116,394
Borg-Warner Automotive, Inc. ............................      1,100            38,638
Bowater, Inc. ...........................................      2,000            88,250
Brinker International, Inc (a) ..........................      2,500            73,125
Bristol-Myers Squibb Co. ................................     77,700         4,526,025
Broadwing, Inc. .........................................      4,500           116,719
Burlington Northern Railroad Co. ........................     23,300           534,444
Burlington Resources, Inc. ..............................     86,400         3,304,800
Cabot Corp. .............................................      2,600            70,850
Cadence Design Systems, Inc. (a) ........................      6,500           132,438
Cambridge Tech Partner, Inc. (a) ........................      1,900            16,566
Campbell Soup Co. .......................................     17,500           509,687
Cardinal Health, Inc. ...................................      1,058            78,292
Carlisle Cos., Inc. .....................................      1,100            49,500
Carpenter Technology Corp. ..............................      1,200            25,350
Caterpillar, Inc. .......................................      8,200           277,775
CBRL Group, Inc. ........................................      2,500            36,719
Cendant Corp. (a) .......................................     31,100           435,400
Century Telephone Enterprises, Inc. .....................      3,900           112,125
Chase Manhattan Corp. ...................................     14,550           670,209
Chevron Corp. ...........................................     29,300         2,485,006
Chiron Corp. (a) ........................................      5,500           261,250
Chris-Craft Industries, Inc. (a) ........................      1,591           105,105
Cigna Corp. .............................................     20,400         1,907,400
Cintas Corp. ............................................      4,650           170,597
Circle.com (a) ..........................................        525             1,936
Cisco Systems, Inc. (a) .................................     66,000         4,195,125
Citigroup, Inc. .........................................     77,600         4,675,400
Citrix Systems, Inc. (a) ................................      5,200            98,475
Clayton Homes, Inc. .....................................     74,700           597,600
Clorox Co. ..............................................      8,276           370,868
CMS Energy Corp. ........................................      2,800            61,950
CNF Transportation, Inc. ................................      1,800            40,950
Coastal Corp. ...........................................      4,500           273,937
Coca-Cola Co. ...........................................     73,800         4,238,887
Columbia Energy Group ...................................      1,900           124,688
Comdisco, Inc. ..........................................      4,800           107,100
Computer Associates International, Inc. .................     12,608           645,372
Comsat Corp. ............................................        407             9,565
Comverse Technology, Inc. (a) ...........................      3,900           362,700


SEE NOTES TO FINANCIAL STATEMENTS     27

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                             MARKET
DESCRIPTION                                                SHARES             VALUE
UNITED STATES (CONTINUED)
Concord EFS, Inc. (a) ...................................      4,350     $     113,100
Conectiv, Inc. ..........................................      4,100            63,806
Consolidated Edison, Inc. ...............................      4,400           130,350
Consolidated Papers, Inc. ...............................      3,900           142,594
Constellation Energy Group ..............................     39,800         1,295,987
Convergys Corp. (a) .....................................      4,400           228,250
Corning, Inc. ...........................................      7,300         1,970,087
Covance, Inc. (a) .......................................      1,800            15,863
COX Communications, Inc. 'A' (a) ........................        831            37,862
CP&L, Inc. (a) ..........................................      2,900            92,619
Crompton Corp. ..........................................      2,800            34,300
Crown Cork & Seal Co., Inc. .............................     15,500           232,500
CVS Corp. ...............................................     11,200           448,000
Dean Foods Co. ..........................................      1,200            38,025
Deere & Co. .............................................     12,600           466,200
Dell Computer Corp. (a) .................................     23,700         1,168,706
Delphi Automotive Systems Corp. .........................     24,809           361,281
DENTSPLY International, Inc. ............................      2,300            70,869
Devon Energy Corp. ......................................     21,800         1,224,887
Dial Corp. ..............................................      3,200            33,200
Diebold, Inc. ...........................................      1,900            52,963
Dole Food Co., Inc. .....................................      2,000            28,000
Dollar Tree Stores, Inc. (a) ............................      2,850           112,753
Dominion Resources, Inc. ................................      4,900           210,087
Donaldson Co., Inc. .....................................      3,400            67,150
Dow Chemical Co. ........................................     27,600           833,175
DPL, Inc. ...............................................        322             7,064
DTE Energy Co. ..........................................      2,900            88,631
Du Pont (EI) de Nemours Co. .............................     19,400           848,750
Duke Power Co. ..........................................     42,700         2,407,212
Dynergy, Inc. 'A' ........................................     2,900           198,106
Eastman Kodak Co. .......................................      6,300           374,850
eBay, Inc. (a) ..........................................      6,800           369,325
Edison International ....................................      6,300           129,150
Edwards Lifesciences Corp. (a) ..........................      1,280            23,680
El Paso Energy Corp. ....................................      7,500           382,031
Electronic Data Systems Corp. ...........................     17,500           721,875
Electronic Arts, Inc. ...................................      2,000           145,875
Eli Lilly & Co. .........................................     44,700         4,464,412
EMC Corp. (a) ...........................................     19,800         1,523,362
Energy East Corp. .......................................      3,600            68,625
Enron Corp. .............................................     31,100         2,005,950
Ensco International, Inc. ...............................      4,200           150,412
Entergy Corp. ...........................................      4,900           133,219


                                      28      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                             MARKET
DESCRIPTION                                                SHARES             VALUE
UNITED STATES (CONTINUED)
EOG Resources, Inc. .....................................     22,400     $    750,400
Equity Office Properties Trust ..........................     17,000          468,562
Exxon Mobil Corp. .......................................    140,309       11,014,256
Family Dollar Stores, Inc. ..............................      5,400          105,638
Fannie Mae Corp. ........................................     19,900        1,038,531
Fastenal Co. ............................................      1,400           70,875
Federal Signal Corp. ....................................      2,400           39,600
Federal-Mogul Corp. .....................................      2,000           19,125
FedEx Corp (a). .........................................     12,100          459,800
Finova Group, Inc. ......................................      1,700           22,100
First Data Corp. ........................................     18,900          937,912
First Union Corp. (N.C.) ................................     19,400          481,362
First Virginia Banks, Inc. ..............................      1,500           52,219
FirstEnergy Corp. .......................................      4,900          114,538
Fiserv, Inc. (a) ........................................      3,300          142,725
FleetBoston Financial Corp. .............................      1,500           51,000
Florida Progress Corp. ..................................      1,900           89,063
Flowers Industries, Inc. ................................      3,700           73,769
Ford Motor Co. ..........................................     30,600        1,315,800
Forest Laboratories, Inc. 'A' (a) ........................     2,500          252,500
Foundation Health Systems 'A' (a) ........................     6,600           85,800
FPL Group, Inc. .........................................      3,400          168,300
Furniture Brands International, Inc. (a) ................      1,800           27,225
Gannett Co., Inc. .......................................      9,200          550,275
Gap, Inc. ...............................................     23,325          728,906
Gatx Corp. ..............................................      2,600           88,400
General Dynamics Corp. ..................................      2,400          125,400
General Electric Co. ....................................    223,699       11,856,047
General Motors Corp. ....................................     17,000          987,062
Genuine Parts Co. .......................................     22,800          456,000
Genzyme Corp. (a) .......................................      2,400          142,650
Genzyme Surgical Products (a) ...........................        429            4,263
Georgia-Pacific Corp. (Timber Group) ....................      3,100           67,038
Gillette Co. ............................................     35,400        1,236,787
Global Marine, Inc. (a) .................................      7,900          222,681
Grant Prideco, Inc. (a) .................................      3,500           87,500
H.J. Heinz Co. ..........................................     21,800          953,750
Halliburton Co. .........................................     61,100        2,883,156
Hannaford Brothers Co. ..................................      1,900          136,563
Harley-Davidson, Inc. ...................................      9,400          361,900
Harsco Corp. ............................................      1,500           38,250
Health Management Associates, Inc. 'A' (a) ...............     7,400           96,663
HEALTHSOUTH Corp. (a) ...................................     20,400          146,625
Herman Miller, Inc. .....................................      2,500           64,688

SEE NOTES TO FINANCIAL STATEMENTS     29

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                             MARKET
DESCRIPTION                                                SHARES             VALUE
UNITED STATES (CONTINUED)
Hewlett-Packard Co. .....................................     10,500     $   1,311,187
Hibernia Corp. 'A' .......................................     5,100            55,463
Hillenbrand Industries, Inc. ............................      2,200            68,888
Hilton Hotels Corp. .....................................     24,070           225,656
Home Depot, Inc. ........................................     35,400         1,767,787
HON INDUSTRIES, Inc. ....................................      2,100            49,350
Hormel Foods Corp. ......................................      4,800            80,700
Household Internaional, Inc. ............................     11,600           482,125
Hubbell, Inc. 'B' .......................................      2,900            73,950
IBP, Inc. ...............................................      3,200            49,400
ICN Pharmaceuticals, Inc. ...............................      2,800            77,875
Illinois Tool Works, Inc. ...............................     11,720           668,040
IMC Global, Inc. ........................................      4,000            52,000
Informix Corp. (a) ......................................      5,600            41,650
Intel Corp. .............................................     33,300         4,451,794
International Business Machines Corp. ...................     17,700         1,939,256
International Game Technology (a) .......................      4,000           106,000
International Paper Co. .................................     12,665           377,575
Interstate Bakeries Corp. ...............................      2,300            32,200
Intuit, Inc. (a) ........................................      5,100           211,012
IPALCO Enterprises, Inc. ................................      3,400            68,425
Johnson & Johnson .......................................     54,105         5,511,947
Jones Apparel Group, Inc. (a) ...........................      3,300            77,550
Kansas City Southern Industries, Inc. ...................      3,300           292,669
Kaydon Corp. ............................................      1,300            27,300
Keane, Inc. (a) .........................................      2,000            43,250
Kelly Services Inc. 'A' ..................................     1,600            37,000
Kerr-McGee Corp. ........................................     39,000         2,298,562
Keyspan Energy Corp. ....................................      4,100           126,075
Keystone Financial, Inc. ................................      1,800            38,250
Kimberly-Clark Corp. ....................................     18,000         1,032,750
Kinder Morgan, Inc. .....................................      2,200            76,038
Kroger Co. (a) ..........................................     21,800           480,962
Lancaster Colony Corp. ..................................      1,900            36,456
Lear Corp. (a) ..........................................      2,100            42,000
Lee Enterprises .........................................      2,700            62,944
Legato Systems, Inc. (a) ................................      2,200            33,275
Leggett & Platt, Inc. ...................................      5,800            95,700
Lexmark International Group, Inc. (a) ...................      3,300           221,925
LG&E Energy Corp. .......................................      2,900            69,238
Lincare Holdings, Inc. (a) ..............................      2,100            51,713
Linear Technology Corp. .................................      7,600           485,925
Litton Industries, Inc. (a) .............................      1,500            63,000
Lubrizol Corp. ..........................................      3,100            65,100

                                      30      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                             MARKET
DESCRIPTION                                                SHARES             VALUE
UNITED STATES (CONTINUED)
Lucent Technologies, Inc. ...............................     29,645     $  1,756,466
Lyondell Petrochemical Co. ..............................      2,900           48,575
Magna Entertainment Corp. 'A' (a) ........................       560            3,691
Mandalay Resort Group (a) ...............................      3,700           74,000
Manpower, Inc. ..........................................      2,700           86,400
Marsh & McLennan Cos., Inc. .............................     12,100        1,263,694
Marshall & Ilsley Corp. .................................      2,900          120,350
Martin Marietta Corp. ...................................      1,700           68,744
Masco Corp. .............................................     18,000          325,125
Maxim Integrated Products, Inc. (a) .....................      6,600          448,387
MBNA Corp. ..............................................     27,200          737,800
McCormick & Co., Inc. ...................................      2,900           94,250
McDonald's Corp. ........................................     42,200        1,389,962
Mckesson Corp. ..........................................      5,183          108,519
MCN Corp. ...............................................      2,400           51,300
Media General, Inc. 'A' ..................................     1,400           67,988
Medtronic, Inc. .........................................     21,800        1,085,912
Mercantile Bankshares Corp. .............................      2,600           77,513
Merck & Co., Inc. .......................................     86,500        6,628,062
Merrill Lynch & Co., Inc. ...............................     16,000        1,840,000
Microchip Technology, Inc. (a) ..........................      2,400          139,838
Micron Technology, Inc. (a) .............................      6,900          607,631
Microsoft Corp. (a) .....................................     98,500        7,880,000
Midas, Inc. .............................................          1               20
Minnesota Mining & Manufacturing Co. ....................     12,600        1,039,500
Minnesota Power & Light Co. .............................      3,000           51,938
Modis Professional Services, Inc. (a) ...................      3,800           28,975
Molex, Inc. .............................................      6,000          288,750
Montana Power Co. .......................................      3,000          105,938
Morgan (J.P.) & Co., Inc. ...............................     14,100        1,552,762
Motorola, Inc. ..........................................     23,400          680,062
Murphy Oil Corp. ........................................      2,500          148,594
Mylan Laboratories, Inc. ................................      3,900           71,175
Nabors Industries, Inc. (a) .............................      3,400          141,313
National City Corp. .....................................     18,900          322,481
National Fuel Gas Co. ...................................      1,400           68,250
NCR Corp. (a) ...........................................      3,100          120,706
Networks Associates, Inc. (a) ...........................      3,700           75,388
Newmont Mining Corp. ....................................     17,500          378,437
Nike, Inc. 'B' ..........................................     11,600          461,825
NiSource, Inc. ..........................................      2,500           46,563
Noble Affiliates, Inc. ..................................     25,400          946,150
Noble Drilling Corp. (a) ................................      4,000          164,750
Northeast Utilities .....................................      4,000           87,000


SEE NOTES TO FINANCIAL STATEMENTS     31

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                             MARKET
DESCRIPTION                                                SHARES             VALUE
UNITED STATES (CONTINUED)
Nova Corp/Georgia (a) ...................................      2,200     $      61,463
Occidental Petroleum Corp. ..............................      7,300           153,756
Office Depot, Inc. (a) ..................................     11,250            70,313
Ogden Corp. (a) .........................................      2,000            18,000
OGE Energy Corp. ........................................      4,400            81,400
Old Kent Financial Corp. ................................      3,197            85,520
Old Republic International Corp. ........................      3,100            51,150
Olin Corp. ..............................................      2,400            39,600
Omnicare, Inc. ..........................................      2,800            25,375
Omnicon Group, Inc. .....................................      5,300           472,031
Oracle System Corp. (a) .................................     59,200         4,976,500
Outback Steakhouse, Inc. (a) ............................      2,400            70,200
Oxford Health Plans, Inc. (a) ...........................      2,600            61,913
Pacific Century Financial Corp. .........................      3,400            49,725
Pacificare Health Systems (a) ...........................      1,400            84,263
Paine Webber Group, Inc. ................................      4,000           182,000
PE Corp.-PE Biosystems Group ............................      5,000           329,375
PECO Energy Co. .........................................      3,400           137,063
Pentair, Inc. ...........................................      1,500            53,250
PeopleSoft, Inc. (a) ....................................      6,900           115,575
Pfizer, Inc. ............................................    139,200         6,681,600
PG&E Corp. ..............................................      7,800           192,075
Pharmacia Corp. .........................................     58,000         2,997,875
Philip Morris Cos., Inc. ................................     65,500         1,739,844
Pinnacle West Capital Corp. .............................      2,300            77,913
Pittston Brinks Group ...................................      1,800            24,638
PMI Group, Inc. .........................................      1,500            71,250
PNC Bank Corp. ..........................................      9,200           431,250
Policy Management Systems Corp. (a) .....................      1,200            18,450
Potomac Electric Power Co. ..............................      3,000            75,000
PPL Corp. ...............................................      2,900            63,619
Procter & Gamble Co. ....................................     19,900         1,139,275
Protective Life Corp. ...................................      2,300            61,238
Provident Financial Group ...............................      1,400            33,338
Public Service Co. of New Mexico ........................      2,600            40,138
Public Service Enterprise Group, Inc. ...................      4,400           152,350
Puget Sound Energy, Inc. ................................      3,000            63,938
QUALCOMM, Inc. (a) ......................................     20,500         1,230,000
Quantum Corp. (a) .......................................      4,600            44,563
Quantum Corp.-Hard Disk Drive (a) .......................      2,250            24,891
Questar Corp. ...........................................      2,900            56,188
Quintiles Transnational Corp. (a) .......................      2,400            33,900
Rayonier, Inc. ..........................................      1,400            50,225
Reader's Digest Association, Inc. (The) 'A' ..............     5,300           210,675


                                      32      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                             MARKET
DESCRIPTION                                                SHARES             VALUE
UNITED STATES (CONTINUED)
Reliant Energy, Inc. ....................................      5,300     $     156,681
Reliastar Financial Corp. ...............................      2,300           120,606
Reynolds & Reynolds Co. 'A' ..............................     2,700            49,275
Robert Half International, Inc. (a) .....................      5,600           159,600
Ross Stores, Inc. .......................................      2,800            47,775
RPM, Inc. ...............................................      4,700            47,588
Sabre Holdings Corp. ....................................      5,962           169,917
Saks, Inc. (a) ..........................................      4,100            43,050
Sara Lee Corp. ..........................................     42,200           814,987
SBC Communications, Inc. ................................     18,398           795,713
Scana Corp. .............................................      1,578            38,069
Schlumberger Ltd. .......................................      6,600           492,525
Schwab (Charles) Corp. ..................................     25,500           857,437
SCI Systems, Inc. (a) ...................................      3,300           129,319
Sears, Roebuck & Co. ....................................     11,200           365,400
Sempra Energy ...........................................      4,400            74,800
Sepracor, Inc. (a) ......................................      1,600           193,000
Shaw Industries, Inc. ...................................      4,400            55,000
Siebel Systems, Inc. (a) ................................      5,000           817,812
Smith International, Inc. (a) ...........................      1,700           123,781
Snyder Communications, Inc. (a) .........................      2,100            49,875
Solutia, Inc. ...........................................      3,400            46,750
Sonoco Products Co. .....................................      3,100            63,744
Sotheby's Holdings, Inc. 'A' .............................     2,100            36,750
Southdown, Inc. .........................................      1,500            86,625
Southern Co. ............................................     50,000         1,165,625
Southtrust Corp. ........................................      4,600           104,075
Sovereign Bancorp, Inc. .................................      5,800            40,781
SPX Corp. (a) ...........................................      1,200           145,125
St. Paul Cos., Inc. .....................................          1                34
Staples, Inc. (a) .......................................      4,350            66,881
Starbucks Corp. (a) .....................................      5,400           206,212
Starwood Hotels & Resorts Worldwide, Inc. ...............     10,200           329,587
Steris Corp. (a) ........................................      2,100            18,638
Stewart Enterprises, Inc. 'A' ............................     3,600            12,713
Stone & Webster, Inc. ...................................      3,700             2,775
Storage Technology Corp. (a) ............................      3,000            32,813
Stryker Corp. ...........................................      5,600           245,000
Sunguard Data Systems, Inc. (a) .........................      3,000            93,000
Suntrust Banks, Inc. ....................................     11,200           511,700
Sybron International Corp. (a) ..........................      3,300            65,381
Symbol Technologies, Inc. ...............................      4,050           218,700
Synopsys, Inc. (a) ......................................      2,000            69,125
T. Rowe Price Associates, Inc. ..........................      3,500           148,750


SEE NOTES TO FINANCIAL STATEMENTS     33

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                             MARKET
DESCRIPTION                                                SHARES             VALUE
UNITED STATES (CONTINUED)
Target Corp. ............................................     11,200     $     649,600
TCF Financial Corp. .....................................      2,500            64,219
Technical Data Corp. (a) ................................      1,400            60,988
Teco Energy, Inc. .......................................      2,900            58,181
Teledyne Technologies, Inc. (a) .........................      2,414            40,435
Teleflex, Inc. ..........................................      1,700            60,775
Telephone & Data Systems, Inc. ..........................      2,100           210,525
Tenet Healthcare Corp. (a) ..............................     12,600           340,200
Teradyne, Inc. (a) ......................................      4,300           316,050
Texas Instruments, Inc. .................................     14,400           989,100
Tidewater, Inc. .........................................      2,000            72,000
Tiffany & Co. ...........................................      2,600           175,500
Time Warner, Inc. .......................................     21,400         1,626,400
Tosco Corp. .............................................      4,600           130,238
Total Renal Care Holdings, Inc. (a) .....................      2,600            15,600
Transocean Offshore, Inc. ...............................      5,400           288,562
Trigon Healthcare, Inc. (a) .............................      1,600            82,500
Trinity Industries, Inc. ................................      1,500            27,750
TXU Corp. ...............................................      5,300           156,350
Tyson Foods, Inc. .......................................      6,500            56,875
U.S. Bancorp ............................................     10,200           196,350
UAL Corp. ...............................................      2,900           168,744
Ultramar Diamond Shamrock Corp. .........................      2,900            71,956
Unicom Corp. ............................................      4,400           170,225
United Technologies Corp. ...............................     19,348         1,139,113
Universal Corp. .........................................      1,500            31,688
Universal Foods Corp. ...................................      2,600            48,100
Unocal Corp. ............................................      4,800           159,000
UnumProvident Corp. .....................................      9,700           194,606
USX-Marathon Group ......................................     18,700           468,669
UtliCorp. United, Inc. ..................................      3,750            74,531
Ventiv Health, Inc. (a) .................................        700             7,788
Viacom, Inc., 'B' (a) ...................................     19,123         1,303,950
Viad Corp. ..............................................      3,300            89,925
Visteon Corp. (a) .......................................      4,007            48,585
Vulcan Materials Co. ....................................      4,900           209,169
Wachovia Corp. ..........................................      4,400           238,700
Wal-Mart Stores, Inc. ...................................     77,200         4,448,650
Walgreen Co. ............................................     21,400           688,812
Wallace Computer Services, Inc. .........................      2,100            20,738
Walt Disney Co. .........................................     38,300         1,486,519
Warnaco Group ...........................................      2,100            16,275
Washington Mutual, Inc. .................................      8,200           236,775
Washington Post Co. 'B' .................................        400           191,200


                                      34      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                             MARKET
DESCRIPTION                                                SHARES             VALUE

UNITED STATES (CONTINUED)
Waste Management, Inc. ..................................     31,100     $    590,900
Water Pik Technologies, Inc. (a) ........................        845            5,281
Watson Pharmaceuticals, Inc. (a) ........................      2,600          139,750
Weatherford International, Inc. (a) .....................      3,500          139,344
Wells Fargo Co. .........................................     34,900        1,352,375
Westpoint Stevens, Inc. .................................      2,300           25,588
Weyerhaeuser Co. ........................................      1,400           60,200
Whirlpool Corp. .........................................      4,400          205,150
Whitman Corp. ...........................................      3,800           47,025
Williams Cos., Inc. .....................................     13,100          546,106
Wilmington Trust Corp. ..................................      1,200           51,300
Wisconsin Energy ........................................      3,100           61,419
Worldcom, Inc. (a) ......................................     38,300        1,757,012
Xerox Corp. .............................................      9,600          199,200
Xilinx, Inc. (a) ........................................      7,300          602,706
Yahoo!, Inc. (a) ........................................     14,100        1,746,637
York International Corp. ................................      2,200           57,475
                                                                         ------------
                                                                          251,716,666
                                                                         ------------

TOTAL COMMON STOCKS
    (Cost $513,214,737) ..............................................    554,974,237
                                                                         ------------

PREFERRED STOCKS  0.4%
AUSTRALIA  0.2%
News Corp., Ltd. ........................................     72,791          876,662
                                                                         ------------

AUSTRIA  0.0%
Bau Holdings AG .........................................          5              205
                                                                         ------------

GERMANY  0.2%
RWE AG ..................................................        950           25,824
SAP AG ..................................................      7,728        1,443,233
Volkswagen AG ...........................................      2,200           52,249
                                                                         ------------
                                                                            1,521,306
                                                                         ------------

ITALY  0.0%
Fiat S.p.A. (Privilegiate) ..............................      1,625           26,426
                                                                         ------------

TOTAL PREFERRED STOCKS
    (Cost $2,208,249) ...............................................       2,424,599
                                                                         ------------

INVESTMENT COMPANY 0.2%
UNITED STATES  0.2%
Latin American Discovery Fund (b) (Cost $2,614,831) .....   160,800         1,638,150
                                                                         ------------

SEE NOTES TO FINANCIAL STATEMENTS     35

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                             NO. OF          MARKET
DESCRIPTION                                                  RIGHTS           VALUE
RIGHTS  0.0%
GERMANY  0.0%
IVG Holding AG (a) ......................................     32,661       $     1,066
                                                                           -----------

HONG KONG  0.0%
Sun Hung Kai Properties Ltd. (a) ........................   105,000              5,356
                                                                           -----------

SPAIN  (0.0%)
Autopistas Concesionaria Espanola S.A. (a) ..............    13,279                 --
                                                                           -----------

TOTAL RIGHTS
    (Cost $0) .....................................................              6,422
                                                                           -----------

                                                            NO. OF
                                                            WARRANTS
WARRANTS  0.0%
UNITED STATES  0.0%
Golden State Bancorp, Inc. expiring 1/1/01(a) (Cost $0) ..    1,000              1,125
                                                                           -----------

                                                              PAR
                                                             VALUE
CONVERTIBLE DEBENTURES  0.0%
FRANCE  0.0%
Casino Guich-Perrachon 4.50%, 7/12/01 .................FRF   70,400             66,341
Sodexho S.A., 6.00%, 6/7/04 ..............................    3,811              3,662
                                                                           -----------
                                                                                70,003
                                                                           -----------

PORTUGAL  0.0%
Jeromimo Martins (a) ..................................... $  34,030            20,400
                                                                           -----------


TOTAL CONVERTIBLE DEBENTURES
    (Cost $26,431) .................................................            90,403
                                                                           -----------

TOTAL LONG-TERM INVESTMENTS  84.9%
    (Cost $518,064,248) ..................................                 559,134,936
                                                                           -----------


                                      36       SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                               PAR           MARKET
DESCRIPTION                                                   VALUE           VALUE
SHORT-TERM INVESTMENT  13.9%
REPURCHASE AGREEMENT  13.9%
Chase Securities, Inc. 6.15%, dated ....................   $91,816,000
6/30/00, due 7/3/00, to be repurchased at
$91,863,056, collateralized by $85,665,000
U.S. Treasury Bonds 6.25%-7.125%, due
2/15/23-8/15/23, valued at $93,400,757
    (Cost $91,816,000) ..................................                 $ 91,816,000
                                                                          ------------


TOTAL INVESTMENTS IN SECURITIES  98.8%
    (Cost $609,880,248) .................................                  650,950,936

FOREIGN CURRENCY  0.1%
    (Cost $522,098) .....................................                      510,540
                                                                          ------------


TOTAL INVESTMENTS  98.9%
    (Cost $610,402,346) .................................                  651,461,476

OTHER ASSETS IN EXCESS OF LIABILITIES  1.1% .............                    7,236,716
                                                                          ------------


NET ASSETS  100% ........................................                 $658,698,192
                                                                          ============

(a)   NON-INCOME PRODUCING SECURITY

(b) THE FUND IS ADVISED BY AN AFFILIATE WHICH EARNS A MANAGEMENT FEE AS ADVISOR TO THE FUND.

ADR   AMERICAN DEPOSITARY RECEIPT

CVA   SHARE CERTIFICATES

FRF   FRENCH FRANC

GDR   GLOBAL DEPOSITARY RECEIPT

RNC   NON-CONVERTIBLE SAVINGS SHARES


SEE NOTES TO FINANCIAL STATEMENTS     37

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

            SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION

                                                                           PERCENT OF
INDUSTRY                                                    VALUE          NET ASSETS
Financials .........................................    $101,760,555           15.5%
Information Technology .............................      90,861,009           13 8
Energy .............................................      72,080,800           10.9
Health Care ........................................      69,179,263           10.5
Consumer Discretionary .............................      61,889,684            9 4
Industrials ........................................      55,457,807            8.4
Consumer Staples ...................................      39,719,676            6.0
Utilities ..........................................      29,466,087            4.5
Telecommunications Services ........................     22,443,985             3 4
Materials ..........................................      16,276,070            2.5
                                                        ------------           -----
                                                        $559,134,936           84.9%
                                                        ============           =====

                                    38        SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000

ASSETS:
Investments in Securities, at Value (Cost $609,880,248) (including repurchase
  agreement of $91,816,000) .................................................   $650,950,936
Foreign Currency (Cost $522,098) ............................................       510,540
Margin Deposit on Futures ...................................................     11,690,495
Receivable for:
  Fund Shares Sold ..........................................................     11,941,388
  Investments Sold ..........................................................        968,727
  Dividends .................................................................        512,997
  Foreign Withholding Tax Reclaim ...........................................        227,772
  Interest ..................................................................         15,773
Net Unrealized Gain on Foreign Currency Exchange Contracts ..................        969,256
Other .......................................................................         21,316
                                                                                ------------
    Total Assets ............................................................    677,809,200
                                                                                ------------
LIABILITIES:
Payable for:
  Fund Shares Redeemed ......................................................     15,431,035
  Variation Margin of Futures Contracts .....................................      1,002,605
  Distribution Fees .........................................................        738,983
  Bank Overdraft ............................................................        713,110
  Investment Advisory Fees ..................................................        542,834
  Custody Fees ..............................................................        152,331
  Administrative Fees .......................................................        150,002
  Shareholder Reporting Expenses ............................................        110,791
  Directors' Fees and Expenses ..............................................         87,277
  Transfer Agent Fees .......................................................         72,532
  Professional Fees .........................................................         57,213
Other                                                                                 52,295
                                                                                ------------
    Total Liabilities .......................................................     19,111,008
                                                                                ------------
NET ASSETS ..................................................................   $658,698,192
                                                                                ============
NET ASSETS CONSIST OF:
Capital Stock at Par ($.001 par value, Shares Authorized 2,625,000,000) .....   $     37,983
Paid in Capital in Excess of Par ............................................    531,656,640
Accumulated Net Realized Gain ...............................................     91,868,708
Net Unrealized Appreciation on Investments, Foreign
  Currency Translations and Futures .........................................     41,016,509
Accumulated Net Investment Loss .............................................    (5,881,648)
                                                                                ------------
NET ASSETS ..................................................................   $658,698,192
                                                                                ============


SEE NOTES TO FINANCIAL STATEMENTS     39

JUNE 30, 2000

Class A Shares:
    Net Asset Value and Redemption Price Per Share (Based on Net Assets
    of $301,904,701 and 17,018,712 Shares Outstanding) .....................        $  17.74
                                                                                ============

    Maximum Sales Charge ...................................................           5.75%
    Maximum Offering Price Per Share (Net Asset Value Per
    Share x 100/(100% - maximum sales charge) ..............................        $  18.82
                                                                                ============

  Class B Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets
    of $252,077,800 and 14,863,155 Shares Outstanding)* ....................        $  16.96
                                                                                ============

  Class C Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets
    of $104,715,691 and 6,101,176 Shares Outstanding)* .....................        $  17.16
                                                                                ============

* REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.


                                      40      SEE NOTES TO FINANCIAL STATEMENTS

Statement of Operations
YEAR ENDED JUNE 30, 2000

INVESTMENT INCOME:
Dividends .................................................................  $   7,171,025
Interest ..................................................................      4,401,395
Less Foreign Taxes Withheld ...............................................       (551,845)
                                                                              ------------
    Total Income ..........................................................     11,020,575
                                                                              ------------
EXPENSES:
Investment Advisory Fees ..................................................      6,087,799
Distribution Fees (Attributed to Classes A, B and C of $661,522, $2,422,402
  and $1,033,417, respectively) ...........................................      4,117,341
Administrative Fees .......................................................      1,613,095
Transfer Agent Fees .......................................................        378,328
Shareholder Reports .......................................................        357,763
Custodian Fees ............................................................        175,409
Professional Fees .........................................................         81,559
Filing and Registration Fees ..............................................         61,039
Directors' Fees and Expenses ..............................................         51,364
Other .....................................................................         17,794
                                                                              ------------
    Total Expenses ........................................................     12,941,491
                                                                              ------------
NET INVESTMENT LOSS .......................................................   $ (1,920,916)
                                                                              ============

NET REALIZED GAIN/LOSS ON:
Investments ...............................................................   $101,417,015
Foreign Currency Transactions .............................................     (6,593,113)
Futures ...................................................................     12,192,219
                                                                              ------------
Net Realized Gain .........................................................    107,016,121
                                                                              ------------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period .................................................     77,821,678
                                                                              ------------
  End of the Period:
    Investments ...........................................................     41,070,688
    Foreign Currency Translations .........................................        934,236
    Futures ...............................................................       (988,415)
                                                                              ------------
                                                                                41,016,509
                                                                              ------------
Net Change in Unrealized Appreciation/Depreciation ........................    (36,805,169)
                                                                              ------------

NET REALIZED GAIN/LOSS AND NET CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION ...............................................   $ 70,210,952
                                                                              ============

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS .........................................................   $ 68,290,036
                                                                              ============

SEE NOTES TO FINANCIAL STATEMENTS   41

Statement of Changes in Net Assets
YEAR ENDED JUNE 30, 2000

                                                       YEAR ENDED          YEAR ENDED
                                                      JUNE 30, 2000      JUNE 30, 1999*
                                                      --------------     -------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Income/Loss ..........................  $   (1,920,916)   $     210,000
Net Realized Gain ...................................     107,016,121       40,543,000
Net Change in Unrealized Appreciation/Depreciation ..     (36,805,169)      (1,563,000)
                                                       --------------     ------------
Net Increase in Net Assets Resulting from Operations.      68,290,036       39,190,000
                                                       --------------     ------------
DISTRIBUTIONS:
Net Investment Income:
   Class A ..........................................              --       (1,038,000)
   Class B ..........................................              --         (488,000)
   Class C ..........................................              --         (217,000)
In Excess of Net Investment Income:
   Class A ..........................................              --       (2,120,000)
   Class B ..........................................              --         (996,000)
   Class C ..........................................              --         (444,000)
                                                       --------------     ------------
                                                                   --       (5,303,000)
                                                       --------------     ------------
Net Realized Gain:
   Class A ..........................................     (17,161,695)     (12,336,000)
   Class B ..........................................     (16,508,167)     (12,000,000)
   Class C ..........................................      (7,198,264)      (5,364,000)
                                                       --------------     ------------
                                                          (40,868,126)     (29,700,000)
                                                       --------------     ------------
Net Decrease in Net Assets Resulting
  from Distributions ................................     (40,868,126)     (35,003,000)
                                                       --------------     ------------
CAPITAL SHARE TRANSACTIONS:
Subscribed ..........................................     389,767,569      172,653,000
Distributions Reinvested ............................      37,345,275       31,543,000
Redeemed ............................................    (369,614,087)    (230,685,000)
                                                       --------------     ------------
Net Increase/Decrease in Net Assets Resulting
  from Capital Share Transactions ...................      57,498,757      (26,489,000)
                                                       --------------     ------------
Total Increase/Decrease in Net Assets ...............      84,920,667      (22,302,000)
NET ASSETS--Beginning of Period .....................     573,777,525      596,080,000
                                                       --------------     ------------
NET ASSETS--End of Period (Including undistributed/
  distributions in excess of net investment loss of
  $(5,881,648) and $(217,000), respectively) ........    $658,698,192     $573,778,000
                                                       ==============     ============

* AMOUNTS ROUNDED TO THE NEAREST (000).

                                      42      SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights                  THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
                                      HIGHLIGHTS FOR ONE SHARE OF THE FUND
                                      OUTSTANDING THROUGHOUT THE
                                      PERIOD INDICATED.

                                                      YEAR ENDED JUNE 30,
                                         ------------------------------------------------
CLASS A SHARES                             2000#   1999#      1998#     1997     1996
                                         ------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD ..........................   $  16.86  $  16.67  $  16.57   $ 14.75  $ 12.60
                                         --------  --------  --------   -------  -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income ..............       0.02      0.07      0.21      0.10     0.19
  Net Realized and Unrealized Gain ...       2.09      1.21      2.07      2.76     2.82
                                         --------  --------  --------   -------  -------
Total From Investment Operations .....       2.11      1.28      2.28      2.86     3.01
                                         --------  --------  --------   -------  -------
DISTRIBUTIONS
  Net Investment Income ..............         --     (0.07)    (0.35)    (0.55)   (0.39)
  In Excess of Net Investment Income .         --     (0.15)       --        --       --
  Net Realized Gain ..................      (1.23)    (0.87)    (1.83)    (0.49)   (0.47)
                                         --------  --------  --------   -------  -------
Total Distributions ..................      (1.23)    (1.09)    (2.18)    (1.04)   (0.86)
                                         --------  --------  --------   -------  -------
NET ASSET VALUE, END OF PERIOD .......   $  17.74  $  16.86  $  16.67   $ 16.57  $ 14.75
                                         ========  ========  ========   =======  =======
TOTAL RETURN (1) .....................     12.83%     8.41%    16.17%    20.61%   24.62%
                                         ========  ========  ========   =======  =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ....   $301,905  $240,121  $261,633   $72,704  $63,706
Ratio of Expenses to Average
  Net Assets .........................      1.70%     1.70%     1.61%     1.70%    1.70%
Ratio of Net Investment Income
  to Average Net Assets ..............      0.12%     0.47%     1.30%     0.59%    0.71%
Portfolio Turnover Rate ..............        99%       84%      108%       45%      44%
----------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Reductions During the Period
  Per Share Benefit to Net Investment
    Income ...........................       --     $0.00+    $0.02     $0.03    $0.10
Ratios Before Expense Reductions:
  Expenses to Average Net Assets .....       --     1.73%     1.62%     1.90%    2.06%
  Net Investment Income to
    Average Net Assets ...............       --     0.44%     1.30%     0.40%    0.35%
----------------------------------------------------------------------------------------

+   AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) TOTAL RETURN IS CALCULATED EXCLUSIVE SALE CHARGES OR DEFERRED SALES
CHARGES.

#   CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS     43

Financial Highlights                  THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
                                      HIGHLIGHTS FOR ONE SHARE OF THE FUND
                                      OUTSTANDING THROUGHOUT THE
                                      PERIOD INDICATED.

                                                                                    AUGUST 1,
                                                  YEAR ENDED JUNE 30,               1995** TO
                                         -------------------------------------       JUNE 30,
CLASS B SHARES                             2000#      1999#     1998#    1997        1996
                                         ----------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD ..........................   $  16.28   $  16.14   $  16.15   $ 14.46   $ 13.01
                                         --------   --------   --------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss .........      (0.11)     (0.04)      0.09     (0.05)     0.30
  Net Realized and Unrealized Gain ...       2.02       1.16       2.01      2.73      1.98
                                         --------   --------   --------   -------   -------
Total From Investment Operations .....       1.91       1.12       2.10      2.68      2.28
                                         --------   --------   --------   -------   -------
DISTRIBUTIONS
  Net Investment Income ..............         --      (0.04)     (0.28)    (0.50)    (0.35)
  In Excess of Net Investment Income .         --      (0.07)        --        --       --
  Net Realized Gain ..................      (1.23)     (0.87)     (1.83)    (0.49)    (0.48)
                                         --------   --------   --------   -------   -------
Total Distributions ..................      (1.23)     (0.98)     (2.11)    (0.99)    (0.83)
                                         --------   --------   --------   -------   -------
NET ASSET VALUE, END OF PERIOD .......   $  16.96   $  16.28   $  16.14   $ 16.15   $ 14.46
                                         ========   ========   ========   =======   =======
TOTAL RETURN (1) .....................     12.03%      7.50%     15.33%    19.64%    18.08%*
                                         ========   ========   ========   =======   =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ....   $252,078   $232,644   $225,797   $38,962   $14,786
Ratio of Expenses to Average
  Net Assets .........................      2.45%      2.45%      2.35%     2.45%     2.45%
Ratio of Net Investment Income/Loss
  to Average Net Assets ..............     (0.65%)    (0.27%)     0.60%    (0.11%)    0.45%
Portfolio Turnover Rate ..............        99%        84%       108%       45%       44%*
---------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Reductions During the Period
  Per Share Benefit to Net Investment
    Income/Loss ......................         --      $0.00+     $0.02     $0.09     $0.22
Ratios Before Expense Reductions:
  Expenses to Average Net Assets .....         --      2.49%      2.36%     2.65%     2.81%
  Net Investment Income/Loss to
    Average Net Assets ...............         --     (0.30%)     0.60%    (0.30%)    0.09%
---------------------------------------------------------------------------------------------

*   NON-ANNUALIZED

**  THE FUND BEGAN OFFERING CLASS B SHARES ON AUGUST 1, 1995.

+   AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) TOTAL RETURN IS CALCULATED EXCLUSIVE SALE CHARGES OR DEFERRED SALES CHARGES.

#   CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


                                      44      SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights                  THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
                                      HIGHLIGHTS FOR ONE SHARE OF THE FUND
                                      OUTSTANDING THROUGHOUT THE
                                      PERIOD INDICATED.

                                                          YEAR ENDED JUNE 30,
                                         -----------------------------------------------------
CLASS C SHARES                             2000#     1999#      1998#       1997       1996
                                         -----------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD ...........................  $  16.46   $  16.30   $  16.24   $ 14.49   $ 12.43
                                         --------   --------   --------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ..........     (0.11)     (0.04)      0.08     (0.03)     0.12
  Net Realized and Unrealized Gain ....      2.04       1.18       2.05      2.73      2.75
                                         --------   --------   --------   -------   -------
Total From Investment Operations ......      1.93       1.14       2.13      2.70      2.87
                                         --------   --------   --------   -------   -------
DISTRIBUTIONS
  Net Investment Income ...............        --      (0.04)     (0.24)    (0.46)    (0.33)
  In Excess of Net Investment Income ..        --      (0.07)        --        --       --
  Net Realized Gain ...................     (1.23)     (0.87)     (1.83)    (0.49)    (0.48)
                                         --------   --------   --------   -------   -------
Total Distributions ...................     (1.23)     (0.98)     (2.07)    (0.95)    (0.81)
                                         --------   --------   --------   -------   -------
NET ASSET VALUE, END OF PERIOD ........  $  17.16   $  16.46   $  16.30   $ 16.24   $ 14.49
                                         ========   ========   ========   =======   =======
TOTAL RETURN (1) ......................    12.02%      7.61%     15.37%    19.69%    23.65%
                                         ========   ========   ========   =======   =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) .....  $104,715   $101,013   $108,650   $78,199   $63,025
Ratio of Expenses to Average
  Net Assets ..........................     2.45%      2.45%      2.55%     2.45%     2.45%
Ratio of Net Investment Income/Loss
  to Average Net Assets ...............    (0.66%)    (0.28%)     0.52%    (0.16%)   (0.04%)
Portfolio Turnover Rate ...............       99%        84%       108%       45%       44%
---------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Reductions During the Period
  Per Share Benefit to Net Investment
    Income/Loss .......................        --      $0.00+     $0.02     $0.03   $  1.16
Ratios Before Expense Reductions:
  Expenses to Average Net Assets ......        --      2.48%      2.56%     2.65%     2.81%
  Net Investment Income/Loss to
    Average Net Assets ................        --     (0.30%)     0.52%    (0.34%)   (0.40%)
---------------------------------------------------------------------------------------------

+   AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) TOTAL RETURN IS CALCULATED EXCLUSIVE SALE CHARGES OR DEFERRED SALES CHARGES.

#   CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS     45

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

     The Van Kampen Global Equity Allocation Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Adviser and with stock selection within each country designed to replicate a broad market index. The Fund commenced operations on January 4, 1993. The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares.

1.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares. Distributions from the Fund are recorded on the ex-distribution date.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of losses relating to wash sale transactions.

     At June 30, 2000, for federal income tax purposes, cost of long- and short-term investments is $617,075,220, the aggregate gross unrealized appreciation is $73,157,452 and the aggregate gross unrealized depreciation is $39,281,736, resulting in net unrealized appreciation on long- and short-term investments of $33,875,716.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.

     Due to inherent differences in the recognition of income and expenses under generally accepted accounting principles and federal income tax purposes, perma-

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

nent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. A permanent difference related to a net operating loss which may be used as an offset against short-term gains for tax purposes totaling $5,595,623 has been reclassified from accumulated net realized gain to accumulated net investment loss. A permanent difference of $3,151,811 related to a correction of prior year amounts was reclassified from accumulated net investment loss to accumulated net realized gain ($3,052,174) and paid in capital in excess of par ($99,637). A permanent difference related to the recognition of net realized losses on foreign currency transactions totaling $6,593,113 was reclassified from accumulated net investment loss to accumulated net realized gain. Permanent differences related to the sale of Passive Foreign Investment Company securities totaling $441,399 were reclassified from accumulated net realized gain to accumulated net investment loss. A permanent difference related to taxes paid to a foreign country totaling $33,443 was reclassified from accumulated net investment loss to accumulated net realized gain. A permanent difference of $3,112 related to distributions from Real Estate Investment Trusts was reclassified from accumulated net investment loss to accumulated net realized gain. Permanent differences relating to a correction of prior year amounts were reclassified from accumulated net realized gain of $40,880 to paid in capital in excess of par.

F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. Dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions includes the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Subadviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets indicated as follows:

AVERAGE DAILY NET ASSETS                                               % PER ANNUM
First $750 million ..................................................  1.00 of 1%
Next $500 million ...................................................   .95 of 1%
Over $1.25 billion ..................................................   .90 of 1%

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                 CLASS B
                             CLASS A           AND CLASS C
                         MAX. OPERATING      MAX. OPERATING
                          EXPENSE RATIO       EXPENSE RATIO
                              1.70%               2.45%

     For the period ended June 30, 2000, the Fund recognized expenses of $32,076 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is anaffiliated person.

     For the period ended June 30, 2000, the Fund recognized expenses of $11,189 representing Van Kampen's cost of providing legal services to the Fund.

     Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

     Van Kampen Funds Inc. (the "Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund on an annualized basis, of the average daily net assets attributable to each Class.

     The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the period ended June 30, 2000, the Distributor has advised the Fund that it earned initial sales charges of $1,220,638 for Class A shares and deferred sales charges of $429,845 and $11,545 for Class B shares and Class C shares, respectively.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan,

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

     For the period ended June 30, 2000, the Fund incurred $27,028 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

     At June 30, 2000, the Fund owned shares of affiliated funds for which the Fund earned dividend income of $34,474 during the period.

3.  CAPITAL TRANSACTIONS

The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charges may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a CDSC. Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares seven years after the end of the calendar month in which the shares were purchased. For the period ended June 30, 2000, no Class B shares converted to Class A shares. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                                         CONTINGENT DEFERRED SALES
                                                        CHARGE ON ASSETS SUBJECT TO
                                                               SALES CHARGE
YEAR OF REDEMPTION                                         CLASS B       CLASS C
First ................................................       5.00%        1.00%
Second ...............................................       4.00%        None
Third ................................................       3.00%        None
Fourth ...............................................       2.50%        None
Fifth ................................................       1.50%        None
Thereafter ...........................................        None        None

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

                                                    YEAR ENDED       YEAR ENDED
                                                   JUNE 30, 2000   JUNE 30, 1999*
                                                  --------------   --------------
CAPITAL SHARE TRANSACTIONS
CLASS A:
   Shares:
     Subscribed ................................     16,429,387        6,401,000
     Distributions Reinvested ..................        939,649          953,000
     Redeemed ..................................    (14,592,980)      (8,806,000)
                                                  -------------    -------------
   Net Increase/Decrease in Class A
     Shares Outstanding ........................      2,776,056       (1,452,000)
                                                  =============    =============
   Dollars:
     Subscribed ................................  $ 288,886,146    $ 102,532,000
     Distributions Reinvested ..................     16,039,804       14,538,000
     Redeemed ..................................   (256,831,261)    (139,451,000)
                                                  -------------    -------------
   Net Increase/Decrease .......................  $  48,094,689    $ (22,381,000)
                                                  =============    =============
   Ending Paid in Capital ......................  $ 240,972,903+   $ 192,898,000+
                                                  =============    =============
CLASS B:
   Shares:
     Subscribed ................................      4,980,511        3,651,000
     Distributions Reinvested ..................        902,307          790,000
     Redeemed ..................................     (5,306,787)      (4,141,000)
                                                  -------------    -------------
   Net Increase in Class B
     Shares Outstanding ........................        576,031          300,000
                                                  =============    =============
   Dollars:
     Subscribed ................................  $  84,382,284    $  56,414,000
     Distributions Reinvested ..................     14,779,795       11,694,000
     Redeemed ..................................    (89,091,503)     (64,043,000)
                                                  -------------    -------------
   Net Increase ................................  $  10,070,576    $   4,065,000
                                                  =============    =============
   Ending Paid in Capital ......................  $ 213,053,271+   $ 202,973,000+
                                                  =============    =============

CLASS C:
   Shares:
     Subscribed ................................        966,641          871,000
     Distributions Reinvested ..................        393,587          355,000
     Redeemed ..................................     (1,395,666)      (1,755,000)
                                                  -------------    -------------
   Net Decrease in Class C
     Shares  Outstanding .......................        (35,438)        (529,000)
                                                  =============    =============
   Dollars:
     Subscribed ................................  $  16,499,139    $  13,707,000
     Distributions Reinvested ..................      6,525,676        5,311,000
     Redeemed ..................................    (23,691,323)     (27,191,000)
                                                  -------------    -------------
   Net Decrease ................................  $    (666,508)   $  (8,173,000)
                                                  =============    =============
   Ending Paid in Capital ......................  $  77,527,932+   $  78,195,000+
                                                  =============    =============

* AMOUNTS ROUNDED TO THE NEAREST (000).

+ ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX DIFFERENCES-SEE NOTE 1E.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

4.  INVESTMENT TRANSACTIONS

For the period ended June 30, 2000, the Fund made purchases of $519,365,344 and sales of $529,204,922 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5.  DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate, or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the Fund's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FORWARD CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

At June 30, 2000, the Fund has outstanding forward currency contracts as follows:

                                                                     UNREALIZED
                                                         CURRENT     APPRECIATION/
FORWARD CURRENCY CONTRACTS                                VALUE      DEPRECIATION
LONG CONTRACTS:
British Pound, 195,478 expiring 9/8/00 ...............  $   296,088   $   (340)
Euro, 762,861 expiring 9/8/00 ........................      730,794      6,206
Japanese Yen, 2,394,624,842 expiring 7/21/00-9/11/00 .   22,653,905    341,110
                                                        -----------   --------
                                                        $23,680,787   $346,976
                                                        ===========   ========

SHORT CONTRACTS:
British Pound, 4,458,740 expiring 9/12/00 ............  $ 6,754,132   $(47,453)
Euro, 40,345,131 expiring 9/8/00 .....................   38,649,204    114,042
Japanese Yen, 3,902,110,896 expiring 7/21/00 .........   36,914,107    555,691
                                                        -----------   --------
                                                        $82,317,443   $622,280
                                                        ===========   ========
                                                                      $969,256
                                                                      ========

B. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures of equity indices and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

     Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract in excess of the variation margin is reflected on the Statement of Assets and Liabilities. The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

Transactions in futures contracts for the period ended June 30, 2000, were as follows:

                                                                      CONTRACTS
Outstanding at June 30, 1999 ......................................       515
Futures Opened ....................................................     4,858
Futures Closed ....................................................    (4,374)
                                                                       ------
Outstanding at June 30, 2000 ......................................       999
                                                                       ======

The futures contracts outstanding as of June 30, 2000, and the descriptions and the unrealized appreciation/depreciation are as follows:


                                                                     UNREALIZED
                                                                    APPRECIATION/
                                                         CONTRACTS  DEPRECIATION
LONG CONTRACTS:
CAC 40 Index - September 2000
   (Current notional value $6,492 per contract) .......     509     $(858,208)
Goldman Sachs Index - August 2000
   (Current notional value $6,357 per contract) .......      67      (302,215)
Goldman Sachs Index - August 2000
   (Current notional value $1,592 per contract) .......     183        46,724
Hang Seng Index - July 2000
   (Current notional value $16,240 per contract) ......      66        10,579
IBEX Plus Index - July 2000
   (Current notional value $10,498 per contract) ......      56      (216,156)
MIB 30 Index - August 2000
   (Current notional value $46,950 per contract) ......      34       (36,299)
TOPIX Index - August 2000
   (Current notional value $1,592 per contract) .......      46        16,104
SHORT CONTRACTS:
DAX Index - September 2000
   (Current notional value $6,950 per contract) .......      35       341,827
FTSE 100 Index - August 2000
   (Current notional value $6,357 per contract) .......       3         9,229
                                                            ---     ---------
                                                            999     $(988,415)
                                                            ===     =========

6.  BORROWINGS

In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered into a $650 million committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rata percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen Global Equity Allocation Fund

     We have audited the accompanying statement of assets and liabilities of Van Kampen Global Equity Allocation Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2000, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Fund's financial statements and financial highlights for the periods ended prior to June 30, 2000, were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those statements.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Global Equity Allocation Fund as of June 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 11, 2000

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND


BOARD OF DIRECTORS
J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN*- Chairman
SUZANNE H. WOOLSEY

OFFICERS
RICHARD F. POWERS, III*
   Chairman, Director, President,
   Chief Executive Officer
STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer
A. THOMAS SMITH III*
   Vice President and Secretary
JOHN L. SULLIVAN*
   Vice President, Chief Financial Officer and Treasurer
RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOSEPH P. STADLER*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER AND
ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER
MORGAN STANLEY DEAN WITTER INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN
THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND
TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL
SKADDEN, ARPS, SLATE, MEAGHER &
FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

-------------------------------------------------------------------------------

The following information is furnished with respect to the distributions paid by the Fund during its taxable year ended June 30, 2000. The Fund designated and paid $31,416,502 as a 20% rate gain distribution. In January 2000, the Fund provided tax information to shareholders for the 1999 calendar year. For corporate shareholders 36% of the distribution qualifies for the dividends received deduction.

-------------------------------------------------------------------------------

* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

-C-  VAN KAMPEN FUNDS INC., 2000. ALL RIGHTS RESERVED.

-SM- DENOTES A SERVICE MARK OF VAN KAMPEN FUNDS INC.

     THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS IT HAS BEEN PRECEDED OR IS ACCOMPANIED BY AN EFFECTIVE PROSPECTUS OF THE FUND WHICH CONTAINS ADDITIONAL INFORMATION ON HOW TO PURCHASE SHARES, THE SALES CHARGES ON SHARES OF THE FUND, AND OTHER PERTINENT DATA. AFTER DECEMBER 31, 2000, THE REPORT, IF USED WITH PROSPECTIVE INVESTORS, MUST BE ACCOMPANIED BY A QUARTERLY PERFORMANCE UPDATE, IF APPLICABLE.

RESULTS OF
SHAREHOLDER VOTES
JUNE 30, 2000

A Joint Special Meeting of the Shareholders of the Global Equity Allocation Fund (the "Fund") was held on December 15, 1999. The description of each proposal and number of shares voted are as follows:

1. To elect the following Directors to serve the Fund.

                                                      VOTED FOR       WITHHELD
J. Miles Branagan ..............................     18,478,727       212,614
Jerry D. Choate ................................     18,475,810       215,531
Linda Hutton Heagy .............................     18,481,724       209,617
R. Craig Kennedy ...............................     18,484,688       206,653
Mitchell M. Merin ..............................     18,475,639       215,702
Jack E. Nelson .................................     18,479,378       211,963
Richard F. Powers, III .........................     18,475,487       215,854
Phillip B. Rooney ..............................     18,478,392       212,948
Fernando Sisto .................................     18,470,979       220,362
Wayne W. Whalen ................................     18,480,021       211,319
Suzanne H. Woolsey .............................     18,465,385       225,956
Paul G. Yovovich* ..............................     18,478,684       212,656

* EFFECTIVE APRIL 14, 2000, PAUL G. YOVOVICH RESIGNED FROM THE BOARD OF
DIRECTORS.


2. To ratify PricewaterhouseCoopers LLP to act as independent public accountants for the Fund.(1)

                                       AFFIRMATIVE     AGAINST        ABSTAIN
                                       18,369,368      67,639         254,334

(1) INDEPENDENT ACCOUNTANTS FOR THE FUND PERFORM AN ANNUAL AUDIT OF THE
    FUND'S FINANCIAL STATEMENTS. THE BOARD OF DIRECTORS HAS ENGAGED DELOITTE & TOUCHE LLP TO BE THE FUND'S INDEPENDENT ACCOUNTANTS.

PricewaterhouseCoopers LLP, located at 200 East Randolph Drive, Chicago, IL 60601 ("PWC"), ceased being the Fund's independent accountants effective May 18, 2000. The cessation of the client-auditor relationship between the Fund and PWC was based solely on a possible future business relationship by PWC with an affiliate of the Fund's investment adviser.

                                  VAN KAMPEN
                               FOCUS EQUITY FUND


                                 ANNUAL REPORT
                                 JUNE 30, 2000


[PHOTO OF WALL STREET SIGN]



                                  VAN KAMPEN
                                    FUNDS

                           TABLE OF CONTENTS

                                    OVERVIEW
                      LETTER TO SHAREHOLDERS     1
                           ECONOMIC SNAPSHOT     2

                         PERFORMANCE SUMMARY
                           RETURN HIGHLIGHTS     4      IT IS TIMES
              GROWTH OF A $10,000 INVESTMENT     5
                                                        LIKE THESE
                       PORTFOLIO AT A GLANCE
                            TOP TEN HOLDINGS     6      WHEN MONEY-
                            TOP FIVE SECTORS     6
            Q&A WITH YOUR PORTFOLIO MANAGERS     7      MANAGEMENT
                           GLOSSARY OF TERMS    10
                                                        EXPERIENCE
                              BY THE NUMBERS
                     YOUR FUND'S INVESTMENTS    11      MAY MAKE
                        FINANCIAL STATEMENTS    14
               NOTES TO FINANCIAL STATEMENTS    21      A DIFFERENCE.
              REPORT OF INDEPENDENT AUDITORS    28

                            VAN KAMPEN FUNDS
              THE VAN KAMPEN FAMILY OF FUNDS    29
       FUND OFFICERS AND IMPORTANT ADDRESSES    30
                RESULTS OF SHAREHOLDER VOTES    31


            -------------------------------------------------------
            NOT FDIC INSURED.   MAY LOSE VALUE.  NO BANK GUARANTEE.
            -------------------------------------------------------

                                                                  -------------
474, 574, 674                                                       PRESORTED
MSAE ANR 8/00                                                        STANDARD
VAN KAMPEN FUNDS INC.                                              U.S. Postage
1 Parkview Plaza                                                       PAID
P.O. Box 5555                                                       VAN KAMPEN
Oakbrook Terrace, Illinois 60181-5555                                  FUNDS
                                                                  -------------

LETTER TO SHAREHOLDERS

JULY 20, 2000

Dear Shareholder,

Whether you have held your fund for years or just joined the Van Kampen family of shareholders in the last few months, you are likely to have questions and even some concerns about how recent market volatility has affected your investment. I encourage you to review the following Q&A in which your portfolio manager provides an update on how your fund is being managed in this environment.

It is times like these when money-management experience may make a difference. Toward that end, you should know that Van Kampen is one of the nation's oldest investment-management firms, with a history of money management dating back to 1926. Our portfolio managers have invested in all types of market conditions--during bull and bear markets, periods of inflation and rising interest rates, and now a technology revolution. We have managed money long enough to understand short-term market volatility and the value of investing for the long term.

As we move through the second half of 2000, count on us to continue to draw on the wisdom of our 74 years of experience. Along those lines, Van
OVERVIEW Kampen's "Generations of Experience" is the theme of a national advertising campaign that we recently kicked off. The message emphasizes our depth of investment-management history, as well as our firm belief that with the right investments, anyone can realize life's true wealth.

Sincerely,

/s/ Richard F. Powers, III

Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
BEGINNING IN THE SECOND QUARTER OF 2000, EVIDENCE OF SLOWER ECONOMIC GROWTH IN THE UNITED STATES EMERGED. HOWEVER, ANALYSTS BELIEVE IT MAY HAVE BEEN PREMATURE TO ASSUME THAT THE U.S. ECONOMY HAS SLOWED TO A SUSTAINABLE, NONINFLATIONARY PACE, WITH THE GROSS DOMESTIC PRODUCT (GDP), A MEASURE OF ECONOMIC GROWTH, UP
5.2 PERCENT ANNUALIZED IN THE SECOND QUARTER OF 2000.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER SPENDING REMAINED THE MAIN ENGINE OF GROWTH BEHIND THE U.S. ECONOMY. LIVING STANDARDS AND SPENDING HABITS WERE BOOSTED BY STRONG GAINS IN REAL INCOME, AND INDIVIDUAL WEALTH INCREASED SUBSTANTIALLY, PRIMARILY DUE TO A BUOYANT STOCK MARKET. NONETHELESS, DATA RELEASED IN THE SECOND QUARTER OF 2000 REFLECTED A MINOR DECREASE IN THE SPENDING OF INDIVIDUALS. IN JUNE, THE CONSUMER PRICE INDEX (CPI), THE LEADING INFLATION INDICATOR, ROSE HIGHER THAN EXPECTED--0.6 PERCENT MORE THAN THE PREVIOUS MONTH. THAT HEIGHTENED CONCERNS ABOUT INFLATION, AND THE PROSPECT OF ADDITIONAL FEDERAL RESERVE BOARD INTEREST-RATE INCREASES.

THE U.S. LABOR MARKET WAS STILL ROBUST DURING THIS TIME, AND JOB INSECURITY CONTINUED TO DECLINE. SOLID EMPLOYMENT GROWTH WAS ACCOMPANIED BY UNUSUALLY LARGE GAINS IN PRODUCTIVITY, WHICH LIMITED THE RISE IN UNIT LABOR COSTS ACROSS THE WHOLE ECONOMY. GIVEN THE HIGH EMPLOYMENT NUMBERS AND STRONG LEVELS OF PRODUCTIVITY, ANALYSTS BELIEVE AN INCREASE IN INTEREST RATES TO WARD OFF INFLATION AND FURTHER SLOW THE ECONOMY IS POSSIBLE.

INTEREST RATES AND INFLATION
DURING THE PAST FEW MONTHS, PERSISTENT STRENGTH IN CONSUMER SPENDING ACCOMPANIED BY A VERY TIGHT LABOR MARKET, RESULTED IN SOME INFLATION. THE CPI REACHED A LEVEL OF 2.7 PERCENT IN JANUARY 2000 AND 3.7 PERCENT IN JUNE 2000, CLEARLY DEMONSTRATING SIGNS OF INFLATION.

SINCE JUNE 1999, THE FEDERAL RESERVE HAS INCREASED THE FEDERAL FUNDS RATE SIX TIMES BY A TOTAL OF 175 BASIS POINTS TO LOWER ECONOMIC GROWTH AND DECREASE ANY FUTURE FEARS OF INFLATION. THESE INCREASES IN INTEREST RATES HELPED SLOW THE INTEREST-SENSITIVE AUTO AND HOUSING MARKETS.

MANY OBSERVERS BELIEVE INTEREST RATES COULD BE LIFTED FURTHER IN COMING MONTHS. WHILE MARKETS HAVE EXPERIENCED MUCH SHORT-TERM VOLATILITY, THE MARKET'S OUTLOOK COULD IMPROVE ONCE INTEREST-RATE HIKES CEASE.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(JUNE 30, 1998 - JUNE 30, 2000)

[CHART]

         Jun-98                      2.1%
         Sep-98                      3.8%
         Dec-98                      5.9%
         Mar-99                      3.5%
         Jun-99                      2.5%
         Sep-99                      5.7%
         Dec-99                      8.3%
         Mar-00                      4.8%
         Jun-00                      5.2%

SOURCE: BUREAU OF ECONOMIC ANALYSIS

INTEREST RATES AND INFLATION
(JUNE 30, 1998 - JUNE 30, 2000)

[CHART]

                        INTEREST RATES      INFLATION
         Jun-98               5.500            1.70
         Jul-98               5.500            1.70
         Aug-98               5.500            1.60
         Sep-98               5.250            1.50
         Oct-98               5.000            1.50
         Nov-98               4.750            1.50
         Dec-98               4.750            1.60
         Jan-99               4.750            1.70
         Feb-99               4.750            1.60
         Mar-99               4.750            1.70
         Apr-99               4.750            2.30
         May-99               4.750            2.10
         Jun-99               5.000            2.00
         Jul-99               5.000            2.10
         Aug-99               5.250            2.30
         Sep-99               5.250            2.60
         Oct-99               5.250            2.60
         Nov-99               5.500            2.60
         Dec-99               5.500            2.70
         Jan-00               5.500            2.70
         Feb-00               5.750            3.20
         Mar-00               6.000            3.70
         Apr-00               6.000            3.00
         May-00               6.500            3.10
         Jun-00               6.500            3.70

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENT CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

                              PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF JUNE 30, 2000)

                                            A SHARES   B SHARES   C SHARES
---------------------------------------------------------------------------
One-year total return based on NAV(1)         25.28%    24.42%     24.38%
---------------------------------------------------------------------------
One-year total return(2)                      18.09%    19.42%     23.38%
---------------------------------------------------------------------------
Life-of-Fund average annual total return(2)   27.86%    28.49%     28.61%
---------------------------------------------------------------------------
Commencement date                             1/2/96    1/2/96     1/2/96
---------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER.

(2) STANDARDIZED TOTAL RETURN. ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE.

    SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE WITH MARKET CONDITIONS.

    BECAUSE THE PRICES OF COMMON STOCKS AND OTHER SECURITIES FLUCTUATE, THE VALUE OF AN INVESTMENT IN THE FUND WILL VARY UPON THE FUND'S INVESTMENT PERFORMANCE.

    MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

GROWTH OF A $10,000 INVESTMENT
(JANUARY 2, 1996 -  JUNE 30, 2000)

Focus Equity Fund.................  $28,440

Standard & Poor's 500 Index
MEASURES THE PERFORMANCE OF
500 WIDELY HELD COMMON STOCKS
FROM 83 INDUSTRIAL GROUPS.........  $25,184

Fund's Total Return
1 Year Total Return                   18.09%
Inception Avg. Annual                 27.86%


THIS CHART COMPARES YOUR FUND'S PERFORMANCE TO THAT OF THE STANDARD & POOR'S 500 INDEX OVER TIME.

THIS INDEX IS AN UNMANAGED BROAD-BASED, STATISTICAL COMPOSITE THAT DOES NOT INCLUDE ANY COMMISSIONS OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER THE PERFORMANCE OF THIS INDEX. THE HISTORICAL PERFORMANCE OF THE INDEX IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY; IT IS NOT MEANT TO FORECAST, IMPLY, OR GUARANTEE THE FUTURE PERFORMANCE OF ANY INVESTMENT VEHICLE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

THE ABOVE CHART REFLECTS THE PERFORMANCE OF CLASS A SHARES OF THE FUND. THE PERFORMANCE OF CLASS A SHARES WILL DIFFER FROM THAT OF OTHER SHARE CLASSES OF THE FUND BECAUSE OF THE DIFFERENCE IN SALES CHARGES AND/OR EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT SHARE CLASSES. THE FUND'S PERFORMANCE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS, AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES).

WHILE PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THE ABOVE INFORMATION PROVIDES A BROADER VANTAGE POINT FROM WHICH TO EVALUATE THE DISCUSSION OF THE FUND'S PERFORMANCE FOUND IN THE FOLLOWING PAGES.

                             PORTFOLIO AT A GLANCE


TOP TEN HOLDINGS*
(AS A PERCENTAGE OF NET ASSETS--JUNE 30, 2000)

1.   TYCO INTERNATIONAl                  6.7%          6.   INTEL                           4.5%
     Manufactures electrical components,                    Designs, manufactures, and markets
     communication systems, medical                         microcomputer components.
     supplies, and fire-detection systems.


2.   PFIZER                              6.7%          7.   HOME DEPOT                      4.2%
     Manufactures pharmaceuticals, including                Sells building materials and home-
     Viagra and Lipitor, and consumer products              improvement products.
     such as Certs, Listerine, and Visine.


3.   UNITED TECHNOLOGIES                 5.3%          8.   NORTEL NETWORKS                 4.1%
     Manufactures building systems and                      Supplies network solutions to the
     aerospace products, including elevators,               communications industry worldwide.
     engines, and helicopters.


4.   GENERAL ELECTRIC                    5.3%          9.   AT&T CORP. LIBERTY MEDIA        3.3%
     Produces appliances, lighting products,                Owns and operates cable television
     aircraft engines, and plastics.                        channels in the United States.


5.   CISCO SYSTEMS                       5.0%          10.  MAXIM INTEGRATED PRODUCTS       3.3%
     Provides solutions that connect computing              Develops integrated circuits for
     devices and computer networks.                         computers and communications equipment.

*EXCLUDES SHORT-TERM INVESTMENT


TOP FIVE SECTORS*
(AS A PERCENTAGE OF NET ASSETS--JUNE 30, 2000)

Information Technology          34.6%
Industrials                     18.6%
Health Care                     14.1%
Consumer Discretionary          14.0%
Financials                       6.7%

* THESE SECTORS REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN FOCUS EQUITY FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED JUNE 30, 2000. THE TEAM IS LED BY PHILIP W. FRIEDMAN AND WILLIAM S. AUSLANDER, PORTFOLIO MANAGERS, MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT, BOTH OF WHOM HAVE MANAGED THE FUND SINCE 1998 AND HAVE BEEN IN THE INDUSTRY SINCE 1983 AND 1985, RESPECTIVELY. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

Q  HOW WOULD YOU DESCRIBE THE
   MARKET ENVIRONMENT IN WHICH
   THE FUND OPERATED, AND HOW
   DID THE FUND PERFORM IN THAT
   ENVIRONMENT?

A Overall, it was an extremely volatile period for the markets, and growth stocks continued to outperform value stocks, as they have for the last six years. (There can be no assurance that growth stocks will continue to be favored over value stocks in the future.)

     The Dow Jones Industrial Average started off the reporting period in a slump, losing more than six percent of its value in the third quarter of 1999. However, boosted by a market rally, it finished the year at a record high level. The Dow's results paled in comparison to the technology-heavy NASDAQ index, which finished the calendar year up an amazing 86 percent.

     This strength continued into the first quarter of 2000, but then cracks began to show in the market. The major indexes were unable to sustain their performance as the strength of the economy caused investors to worry about further interest-rate increases by the Federal Reserve Board (the Fed). Both the S&P 500 and the NASDAQ fell sharply beginning in April, due to concerns about technology stocks' high valuations and the effects of continued interest-rate increases on U.S. corporate earnings. Late in the reporting period, declines in housing starts and retail sales and increases in unemployment claims seemed to point to the economic slowdown the Fed had been trying to achieve with its interest-rate hikes.

     While this volatility challenged performance, the fund's strong showing in the first half of the reporting period allowed the fund to return 25.28 percent for the 12-month period ended June 30, 2000 (CLASS A SHARES AT NET ASSET VALUE; IF THE MAXIMUM SALES CHARGE OF 5.75 PERCENT WERE INCLUDED, THE RETURN WOULD HAVE BEEN LOWER). DUE TO RECENT MARKET ACTIVITY, FUND PERFORMANCE MAY VARY FROM FIGURES SHOWN. BY COMPARISON, THE STANDARD & POOR'S 500 INDEX RETURNED 7.25 PERCENT. OF COURSE, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE S&P 500 INDEX IS AN UNMANAGED,

BROAD-BASED INDEX THAT MEASURES THE PERFORMANCE OF 500 STOCKS FROM 83
INDUSTRIAL GROUPS AND REFLECTS THE GENERAL PERFORMANCE OF THE STOCK MARKET.
IT IS A STATISTICAL COMPOSITE THAT DOES NOT INCLUDE ANY COMMISSIONS OR SALES CHARGES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER THE PERFORMANCE OF THE INDEX. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. PLEASE REFER TO THE CHART AND FOOTNOTES ON PAGE 4 FOR ADDITIONAL FUND PERFORMANCE RESULTS.

Q  WHAT WAS YOUR STRATEGY FOR
   MANAGING THE FUND IN THIS
   ENVIRONMENT?

A As always, we believe that identifying and investing in companies that appear to have the potential to generate surprisingly strong earnings growth is the best way to produce strong fund performance. We focus on three types of stocks, regardless of market conditions: classic growth stocks; nontraditional, lesser-known growth stocks; and growth stocks with strong fundamentals whose prices may have been driven down by what we believe to be unfounded investor fears. The volatility we saw in the markets in the past year did not change our basic investment philosophy. Rather, it reinforced the value of what we do on a day-to-day basis, which is conducting extensive research on each company and strengthening our "information edge."

Q  WHAT STOCKS DID THIS STRATEGY
   IDENTIFY THAT HELPED FUND
   PERFORMANCE?

A We were pleased with the success of our bottom-up stock picking, especially because we had a technology weighting comparable to our benchmark index. The fund's technology stocks, including Cisco Systems and Texas Instruments, helped boost fund performance.

     Portfolio positions in "old economy" stocks such as United Technologies, Pfizer/Warner Lambert, and Tyco were positive contributors to performance. We were especially pleased with the performance of Tyco, a diversified manufacturing and service company, given the major downward move its stock sustained in the fourth quarter of 1999 due to questions surrounding the firm's accounting methods. Tyco's stock rebounded for a couple of reasons. Late in the reporting period, the SEC inquiry into Tyco's accounting revealed that Tyco's methods did not lead to a misstatement of earnings as some had believed. Tyco also made a $4 billion acquisition of Mallinckrodt, a manufacturer and distributor of health-care products and services. Both of these events boosted Tyco's stock and helped fund performance. Keep in mind that not all stocks in the portfolio performed favorably, and there is no guarantee that any of these stocks will perform well or be held by the fund in the future.

Q  CAN YOU TALK ABOUT THE
   PFIZER/WARNER LAMBERT MERGER
   AND YOUR OUTLOOK FOR THE STOCK OF
   THE SURVIVING COMPANY, PFIZER?

A Large-cap pharmaceutical stocks dramatically outperformed the market late in the reporting period and Pfizer outperformed its peers. Its acquisition of Warner Lambert was formally completed in mid-June, but integration planning was already well underway. As such, we believe Pfizer will hit its cost-cutting targets earlier than expected. Prescription volume growth for most of the company's major drugs remains robust, particularly for Viagra and Zyrtec.

We believe Pfizer remains a compelling investment, and it is a core holding in the fund's portfolio.

Q  WHICH STOCKS HURT THE FUND'S
   RETURN?

A Not all technology stocks could be counted on for positive performance, with Microsoft detracting significantly from the fund's return. We were also disappointed by Motorola, whose stock performed poorly when the company did not do as well in the mobile handset market as expected.

     Many of the holdings that hurt the fund's performance were in the retail arena. One of our top holdings, Home Depot, the leading home improvement retailer, was among several retail stocks punished by the market, despite no change in its fundamentals. Although the company met Wall Street analysts' earnings estimates, issues such as accelerating labor and infrastructure expenses, rising interest rates, slower housing turnover, and the rising cost of gas created pressure on the stock as well as the retail sector in general. Further research led us to the conclusion that the stock's decline was an overreaction to short-term issues; in fact, we viewed this dip in the stock's price as a buying opportunity.

Q  WHAT DO YOU SEE AHEAD FOR THE
   MARKET AND THE FUND?

A We believe the Fed is in its seventh-inning stretch on interest-rate hikes and that, combined with the surge of growth stocks late in the second quarter, makes us extremely optimistic about the prospect for large-cap growth stocks going forward. Signs of a soft landing for the economy, as well as strong fundamentals and compelling business opportunities in corporate America, are creating a favorable environment for growth stocks.

GLOSSARY OF TERMS                      A HELPFUL GUIDE TO SOME OF THE COMMON
                                       TERMS YOU'RE LIKELY TO SEE IN THIS REPORT
                                       AND OTHER FINANCIAL PUBLICATIONS.

CLASS A SHARES: A division of mutual fund shares, which are generally divided into three groupings, called Class A, Class B, and Class C shares. The specific features of each are dependent on varying fees and sales charges. In most cases, Class A shares will have no redemption fee (contingent deferred sales charge).

DOW JONES INDUSTRIAL AVERAGE: The oldest and most widely recognized stock market average, which reflects the performance of 30 actively traded stocks of well-established, blue-chip companies.

HARD LANDING: Occurs when economic growth slows to a recession.

OLD ECONOMY: Refers to established companies focusing more on industrial and manufacturing services.

SALES CHARGE: Also referred to as the load, this is a fee paid by a buyer to acquire shares in a mutual fund.

SOFT LANDING: Occurs when economic growth slows but remains fast enough to prevent a recession. At the same time, growth slows enough to prevent inflation.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

                                 BY THE NUMBERS


YOUR FUND'S INVESTMENTS              THE FOLLOWING PAGES DETAIL YOUR FUND'S
JUNE 30, 2000                        PORTFOLIO OF INVESTMENTS AT THE END OF THE
                                     REPORTING PERIOD.

                                                                          MARKET
DESCRIPTION                                                SHARES          VALUE
COMMON STOCKS+  96.8%
CONSUMER DISCRETIONARY  14.0%
MEDIA  8.3%
AMFM, Inc. (a)..........................................    75,800      $ 5,230,200
AT&T Corp. Liberty Media Group 'A' (a)..................   765,861       18,572,122
Clear Channel Communications, Inc. (a)..................   102,500        7,687,500
Time Warner, Inc........................................   192,800       14,652,800
                                                                       ------------
                                                                         46,142,622
                                                                       ------------

SPECIALTY RETAIL  5.7%
Home Depot, Inc.........................................   469,300       23,435,669
Intimate Brands, Inc....................................    38,000          750,500
Limited, Inc. (The).....................................   334,900        7,242,212
                                                                       ------------
                                                                         31,428,381
                                                                       ------------
TOTAL CONSUMER DISCRETIONARY.......................................      77,571,003
                                                                       ------------

CONSUMER STAPLES  3.1%
BEVERAGES  1.0%
Anheuser-Busch Cos., Inc................................    74,400        5,556,750
                                                                       ------------

FOOD & DRUG RETAILING  1.1%
Safeway, Inc. (a).......................................   131,200        5,920,400
                                                                       ------------

FOOD PRODUCTS  1.0%
Quaker Oats Co..........................................    77,400        5,814,675
                                                                       ------------
TOTAL CONSUMER STAPLES............................................       17,291,825
                                                                       ------------

FINANCIALS  6.7%
BANKS  2.3%
Bank of New York Co., Inc...............................   279,600       13,001,400
                                                                       ------------

DIVERSIFIED FINANCIALS  4.4%
American Express Co.....................................   117,400        6,119,475
Citigroup, Inc..........................................   190,900       11,501,725
Fannie Mae..............................................   128,300        6,695,656
                                                                       ------------
                                                                         24,316,856
                                                                       ------------
TOTAL FINANCIALS..................................................       37,318,256
                                                                       ------------



SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000


                                                                          MARKET
DESCRIPTION                                                SHARES          VALUE
HEALTH CARE  14.1%
PHARMACEUTICALS  14.1%
American Home Products Corp.............................   227,300     $ 13,353,875
Johnson & Johnson.......................................    99,800       10,167,125
Merck & Co., Inc........................................    75,200        5,762,200
Pfizer, Inc.............................................   769,325       36,927,600
Pharmacia Corp..........................................   230,500       11,913,969
                                                                       ------------
                                                                         78,124,769
                                                                       ------------

INDUSTRIALS  18.6%
AEROSPACE & DEFENSE  6.6%
General Dynamics Corp...................................   134,300        7,017,175
United Technologies Corp................................   501,500       29,525,813
                                                                       ------------
                                                                         36,542,988
                                                                       ------------

INDUSTRIAL CONGLOMERATES  12.0%
General Electric Co.....................................   554,300       29,377,900
Tyco International Ltd..................................   784,800       37,179,900
                                                                       ------------
                                                                         66,557,800
                                                                       ------------
TOTAL INDUSTRIALS.................................................      103,100,788
                                                                       ------------

INFORMATION TECHNOLOGY  34.6%
COMMUNICATIONS EQUIPMENT  14.9%
American Tower Corp.'A' (a).............................   148,800        6,203,100
Cisco Systems, Inc. (a).................................   439,800       27,954,787
JDS Uniphase Corp. (a)..................................    72,900        8,738,888
Lucent Technologies, Inc................................   105,500        6,250,875
Motorola, Inc...........................................   370,400       10,764,750
Nortel Networks Corp....................................   336,700       22,979,775
                                                                       ------------
                                                                         82,892,175
                                                                       ------------

COMPUTERS & PERIPHERALS  2.8%
Hewlett-Packard Co......................................    42,600        5,319,675
Sun Microsystems, Inc. (a)..............................   115,900       10,539,656
                                                                       ------------
                                                                         15,859,331
                                                                       ------------

SEMICONDUCTOR EQUIPMENT & PRODUCTS  12.3%
Applied Materials, Inc. (a).............................   137,200       12,433,750
Intel Corp..............................................   185,800       24,839,137
Maxim Integrated Products, Inc. (a).....................   273,100       18,553,731
Texas Instruments, Inc..................................   180,200       12,377,488
                                                                       ------------
                                                                         68,204,106
                                                                       ------------


                                       12    SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000


                                                                          MARKET
DESCRIPTION                                                SHARES          VALUE
SOFTWARE  4.6%
Microsoft Corp. (a).....................................   187,600     $ 15,008,000
Oracle System Corp. (a).................................   123,500       10,381,719
                                                                       ------------
                                                                         25,389,719
                                                                       ------------
TOTAL INFORMATION TECHNOLOGY......................................      192,345,331
                                                                       ------------

TELECOMMUNICATION SERVICES  5.7%
DIVERSIFIED TELECOMMUNICATION SERVICES  4.8%
AT&T Corp..............................................    152,308        4,816,737
GTE Corp...............................................    208,700       12,991,575
Sprint Corp............................................     68,100        3,473,100
WorldCom, Inc. (a).....................................    122,200        5,605,925
                                                                       ------------
                                                                         26,887,337
                                                                       ------------

WIRELESS TELECOMMUNICATION SERVICES  0.9%
Crown Castle International Corp. (a)...................    136,900        4,996,850
                                                                       ------------
TOTAL TELECOMMUNICATION SERVICES..................................       31,884,187
                                                                       ------------


TOTAL LONG-TERM INVESTMENTS  96.8%
    (Cost $448,532,689)................................                 537,636,159
                                                                       ------------

                                                            PAR
                                                           VALUE
SHORT-TERM INVESTMENT  4.1%
REPURCHASE AGREEMENT  4.1%
CHASE SECURITIES, INC. 6.15%, DATED 6/30/00, DUE 7/3/00,  $22,575,000
to be repurchased at $22,586,570, collateralized by
$24,400,000 U.S. Treasury Notes 4.25%, due 11/15/03,
valued at $23,027,500
    (Cost $22,575,000)..................................                 22,575,000
                                                                       ------------

TOTAL INVESTMENTS  100.9%
    (Cost $471,107,689).................................                560,211,159

LIABILITIES IN EXCESS OF OTHER ASSETS  -0.9%............                 (5,153,862)
                                                                       ------------


NET ASSETS  100%........................................               $555,057,297
                                                                       ============

(a) NON-INCOME PRODUCING SECURITY

+ THE COMMON STOCKS ARE CLASSIFIED BY SECTORS WHICH REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.


SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
JUNE 30, 2000

ASSETS:
Investments at Value (Cost $471,107,689)................               $560,211,159
Cash....................................................                        726
Receivable for:
  Fund Shares Sold......................................                  3,958,290
  Investments Sold......................................                    512,732
  Dividends.............................................                    255,335
  Interest..............................................                      3,856
Deferred Organizational Costs...........................                      5,447
Other...................................................                      7,277
                                                                       ------------
    Total Assets........................................                564,954,822
                                                                       ------------

LIABILITIES:
Payable for:
  Investments Purchased.................................                  8,197,734
  Distribution Fees.....................................                    641,936
  Investment Advisory Fees..............................                    374,983
  Fund Shares Redeemed..................................                    348,293
  Administrative Fees...................................                    111,810
  Shareholder Reporting Expenses........................                     54,443
  Transfer Agent Fees...................................                     43,130
  Professional Fees.....................................                     40,204
  Directors' Fees and Expenses..........................                     34,253
  Custody Fees..........................................                     20,922
Other...................................................                     29,817
                                                                       ------------
    Total Liabilities...................................                  9,897,525
                                                                       ------------
NET ASSETS..............................................               $555,057,297
                                                                       ============

NET ASSETS CONSIST OF:
Capital Stock at Par ($.001 par value, Shares Authorized
  2,625,000,000)........................................               $     20,921
Paid in Capital in Excess of Par........................                437,866,376
Net Unrealized Appreciation on Investments..............                 89,103,470
Accumulated Net Realized Gain...........................                 28,101,166
Accumulated Net Investment Loss.........................                    (34,636)
                                                                       ------------
NET ASSETS..............................................               $555,057,297
                                                                       ============

  Class A Shares:
    Net Asset Value and Redemption Price Per Share (Based
    on Net Assets of $185,983,372 and 6,844,207 Shares
    Outstanding)........................................                   $  27.17
                                                                       ============
    Maximum Sales Charge................................                      5.75%
    Maximum Offering Price Per Share (Net Asset Value Per
    Share X 100/ (100% - maximum sales charge)).............               $ 28.83
                                                                       ============


                                       14    SEE NOTES TO FINANCIAL STATEMENTS

Statement of Assets and Liabilities
JUNE 30, 2000

  Class B Shares:
    Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $307,757,536 and 11,737,694 Shares Outstanding)*             $  26.22
                                                                       ============

  Class C Shares:
    Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $61,316,389 and 2,339,609 Shares Outstanding)*               $  26.21
                                                                       ============

* REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.




























SEE NOTES TO FINANCIAL STATEMENTS      15

Statement of Operations
YEAR ENDED JUNE 30, 2000

INVESTMENT INCOME:
Dividends...............................................                $ 2,377,674
Interest................................................                    725,047
                                                                       ------------
    Total Income........................................                  3,102,721
                                                                       ------------

EXPENSES:
Investment Advisory Fees................................                  3,507,934
Distribution Fees (Attributed to Classes A, B and C of
  $292,710, $2,312,479 and $414,005, respectively)......                  3,019,194
Administrative Fees.....................................                    979,119
Shareholder Reports.....................................                    197,974
Transfer Agent Fees.....................................                    186,865
Filing and Registration Fees............................                    101,981
Professional Fees.......................................                     58,488
Custodian Fees..........................................                     48,145
Directors' Fees and Expenses............................                     27,488
Amortization of Organizational Costs....................                      9,795
Other...................................................                      8,890
                                                                       ------------
    Total Expenses......................................                  8,145,873
    Less Expense Reductions.............................                   (233,167)
                                                                       ------------
    Net Expenses........................................                  7,912,706
                                                                       ------------
NET INVESTMENT LOSS.....................................               $ (4,809,985)
                                                                       ============

NET REALIZED GAIN/LOSS ON:
Investments.............................................                $35,176,501
                                                                       ------------

NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period...............................                 38,496,198
                                                                       ------------

  End of the Period:
    Investments.........................................                 89,103,470
                                                                       ------------
Net Change in Unrealized Appreciation/Depreciation......                 50,607,272
                                                                       ------------

NET REALIZED GAIN/LOSS AND NET CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION.............................                $85,783,773
                                                                       ============

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....                $80,973,788
                                                                       ============


                                       16      SEE NOTES TO FINANCIAL STATEMENTS

Statement of Changes in Net Assets
YEAR ENDED JUNE 30, 2000


                                                        YEAR ENDED      YEAR ENDED
                                                       JUNE 30, 2000  JUNE 30, 1999*
                                                       -------------  --------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Loss................................    $ (4,809,985)  $ (2,961,000)
Net Realized Gain..................................      35,176,501     24,593,000
Net Change in Unrealized Appreciation/
  Depreciation.....................................      50,607,272     32,373,000
                                                       ------------   ------------
Net Increase in Net Assets Resulting from
  Operations.......................................      80,973,788     54,005,000
                                                       -------------  ------------
DISTRIBUTIONS:
Net Realized Gain:
Class A............................................      (5,401,493)    (4,962,000)
Class B............................................     (12,402,976)   (11,751,000)
Class C............................................      (2,123,931)    (2,021,000)
                                                       ------------   ------------
Net Decrease in Net Assets Resulting from
  Distributions....................................     (19,928,400)   (18,734,000)
                                                       ------------   ------------
CAPITAL SHARE TRANSACTIONS:
Subscribed.........................................     330,426,602     95,378,000
Distributions Reinvested...........................      18,264,016     17,353,000
Redeemed...........................................    (131,885,226)   (90,199,000)
                                                       ------------   ------------
Net Increase in Net Assets Resulting from
   Capital Share Transactions......................     216,805,392     22,532,000
                                                       ------------   ------------
Total Increase in Net Assets.......................     277,850,780     57,803,000
NET ASSETS--Beginning of Period....................     277,206,517    219,404,000
                                                       ------------   ------------
NET ASSETS--End of Period (Including accumulated
   net investment loss of $(34,636) and $(15,000),
respectively)......................................    $555,057,297   $277,207,000
                                                       ============   ============

* AMOUNTS ROUNDED TO THE NEAREST (000).












SEE NOTES TO FINANCIAL STATEMENTS      17

                                   THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
Financial Highlights               HIGHLIGHTS FOR ONE SHARE OF THE FUND
                                   OUTSTANDING THROUGHOUT THE PERIOD INDICATED.


                                             YEAR ENDED JUNE 30,
                                        -------------------------------    JANUARY 2, 1996*
CLASS A SHARES                           2000#    1999#    1998#    1997   TO JUNE 30, 1996
                                        ----------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD.........................    $22.98   $20.01   $16.98   $14.40      $12.00
                                        -------  -------  ------   -------    ---------

INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss........     (0.18)   (0.14)   (0.07)    0.01        0.06
  Net Realized and
    Unrealized Gain.................      5.82     4.70     5.03     3.95        2.40
                                        -------  -------  ------   -------    ---------
Total From Investment Operations....      5.64     4.56     4.96     3.96        2.46
                                        -------  -------  ------   -------    ---------
DISTRIBUTIONS
  Net Investment Income.............        --       --       --    (0.03)      (0.06)
  Net Realized Gain.................     (1.45)   (1.59)   (1.93)   (1.35)         --
                                        -------  -------  -------  -------    ---------
Total Distributions.................     (1.45)   (1.59)   (1.93)   (1.38)      (0.06)
                                        -------  -------  -------  -------    ---------
NET ASSET VALUE, END OF PERIOD......    $27.17   $22.98   $20.01   $16.98      $14.40
                                        =======  =======  ======   =======    =========
TOTAL RETURN (1)....................     25.28%   25.57%   30.93%   28.93%      20.52%**
                                        =======  =======  ======   =======    =========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)...  $185,983  $73,829  $64,035  $22,521      $5,382
Ratio of Expenses to Average
  Net Assets........................      1.50%    1.50%    1.50%    1.57%       2.03%
Ratio of Net Investment Income/Loss
  to Average Net Assets.............     (0.71%)  (0.73%)  (0.37%)  (0.04%)      1.22%
Portfolio Turnover Rate.............       106%     282%     308%     241%        204%**
--------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net Investment
    Income/Loss.....................     $0.02    $0.02    $0.04    $0.02       $0.06
Ratios Before Expense Reductions:
  Expenses to Average Net Assets....      1.56%    1.61%    1.71%    2.38%       3.26%
  Net Investment Income/Loss to Average
    Net Assets......................     (0.77%)  (0.84%)  (0.59%)  (0.85%)     (0.01%)
Ratio of Expenses to Average
  Net Assets excluding dividend
  expense on securities sold short..      1.50%    1.50%    1.50%    1.50%       1.50%
--------------------------------------------------------------------------------------------

* COMMENCEMENT OF OPERATIONS

** NON-ANNUALIZED

(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.

# CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


                                       18      SEE NOTES TO FINANCIAL STATEMENTS

                                   THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
Financial Highlights               HIGHLIGHTS FOR ONE SHARE OF THE FUND
                                   OUTSTANDING THROUGHOUT THE PERIOD INDICATED.


                                             YEAR ENDED JUNE 30,
                                        -------------------------------    JANUARY 2, 1996*
CLASS B SHARES                           2000#    1999#    1998#    1997   TO JUNE 30, 1996
                                        ----------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD.........................    $22.38   $19.67   $16.85   $14.38      $12.00
                                        -------  -------  ------   -------    ---------

INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss........     (0.36)   (0.28)   (0.21)   (0.02)       0.03
  Net Realized and
    Unrealized Gain.................      5.65     4.58     4.96     3.86        2.39
                                        -------  -------  ------   -------    ---------
Total From Investment Operations....      5.29     4.30     4.75     3.84        2.42
                                        -------  -------  ------   -------    ---------
DISTRIBUTIONS
  Net Investment Income.............        --       --       --    (0.02)      (0.04)
  Net Realized Gain.................     (1.45)   (1.59)   (1.93)   (1.35)         --
                                        -------  -------  ------   -------    ---------
Total Distributions.................     (1.45)   (1.59)   (1.93)   (1.37)      (0.04)
                                        -------  -------  ------   -------    ---------
NET ASSET VALUE, END OF PERIOD......    $26.22   $22.38   $19.67   $16.85      $14.38
                                        =======  =======  ======   =======    =========
TOTAL RETURN (1)....................     24.42%   24.59%   29.94%   28.01%      20.18%**
                                        =======  =======  ======   =======    =========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)...   $307,758 $176,189 $130,497  $34,382     $2,426
Ratio of Expenses to Average
  Net Assets........................      2.25%    2.25%    2.25%    2.32%       2.67%
Ratio of Net Investment Income/Loss
  to Average Net Assets.............     (1.46%)  (1.50%)  (1.11%)  (0.83%)      0.43%
Portfolio Turnover Rate.............       106%     282%     308%     241%        204%**
--------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
   During the Period
  Per Share Benefit to Net Investment
    Income/Loss.....................     $0.01    $0.02    $0.04    $0.02       $0.07
Ratios Before Expense Reductions:
  Expenses to Average Net Assets....      2.31%    2.36%    2.47%    2.88%       3.79%
  Net Investment Income/Loss to Average
    Net Assets......................     (1.52%)  (1.61%)  (1.34%)  (1.43%)     (0.69%)
Ratio of Expenses to Average
  Net Assets excluding dividend
  expense on securities sold short..      2.25%    2.25%    2.25%    2.25%       2.25%
--------------------------------------------------------------------------------------------


* COMMENCEMENT OF OPERATIONS

** NON-ANNUALIZED

(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.

# CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.




SEE NOTES TO FINANCIAL STATEMENTS      19

                                   THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
Financial Highlights               HIGHLIGHTS FOR ONE SHARE OF THE FUND
                                   OUTSTANDING THROUGHOUT THE PERIOD INDICATED.


                                             YEAR ENDED JUNE 30,
                                        -------------------------------    JANUARY 2, 1996*
CLASS C SHARES                           2000#    1999#    1998#    1997   TO JUNE 30, 1996
                                        ----------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD.........................    $22.36   $19.66   $16.83   $14.37      $12.00
                                        -------  -------  ------   -------    ---------

INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss........     (0.36)   (0.28)   (0.21)   (0.06)      0.03
  Net Realized and
    Unrealized Gain.................      5.66     4.57     4.97     3.89        2.38
                                        -------  -------  ------   -------    ---------
Total From Investment Operations....      5.30     4.29     4.76     3.83        2.41
                                        -------  -------  ------   -------    ---------

DISTRIBUTIONS
  Net Investment Income.............        --       --       --    (0.02)      (0.04)
  Net Realized Gain.................     (1.45)   (1.59)   (1.93)   (1.35)        --
                                        -------  -------  ------   -------    ---------
Total Distributions.................     (1.45)   (1.59)   (1.93)   (1.37)      (0.04)
                                        -------  -------  ------   -------    ---------
NET ASSET VALUE, END OF PERIOD......    $26.21   $22.36   $19.66   $16.83      $14.37
                                        =======  =======  ======   =======    =========
TOTAL RETURN (1)....................     24.38%   24.67%   29.90%   28.04%      20.10%**
                                        =======  =======  ======   =======    =========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)...    $61,316 $27,189  $24,872   $9,410      $2,582
Ratio of Expenses to Average
  Net Assets........................      2.25%    2.25%    2.25%    2.32%       2.67%
Ratio of Net Investment Income/Loss
  to Average Net Assets.............     (1.46%)  (1.48%)  (1.13%)  (0.77%)      0.44%
Portfolio Turnover Rate.............       106%     282%     308%     241%        204%**
--------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net Investment
    Income/Loss.....................     $0.01    $0.02    $0.04    $0.02       $0.07
Ratios Before Expense Reductions:
  Expenses to Average Net Assets....      2.31%    2.36%    2.25%    3.23%       3.80%
  Net Investment Income/Loss to Average
    Net Assets......................     (1.52%)  (1.59%)  (1.35%)  (1.67%)     (0.69%)
Ratio of Expenses to Average
  Net Assets excluding dividend
  expense on securities sold short..      2.25%    2.25%    2.25%    2.25%       2.25%
--------------------------------------------------------------------------------------------

* COMMENCEMENT OF OPERATIONS

** NON-ANNUALIZED

(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.

# CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


                                      20       SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000



     The Van Kampen Focus Equity Fund (formerly Van Kampen Aggressive Equity
Fund) (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment corporation, under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation by investing primarily in a non-diversified portfolio of corporate equity and equity linked securities. The Fund commenced operations on January 2, 1996.

1.  SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles accepted in the United States of America (hereafter Ogenerally accepted accounting principlesO) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000



the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares. Distributions from the Fund are recorded on the ex-distribution date.

D. SHORT SALES The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to purchase securities at the market price to replace the borrowed securities at the time of replacement. The Fund may have to pay a premium to borrow the securities as well as pay dividends or interest payable on the securities until they are replaced. The Fund's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities, or other liquid, high grade debt obligations. In addition, the Fund will place in a segregated account with its Custodian an amount of cash, U.S. government securities, or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short, and (2) any cash, U.S. government securities, or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from the purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

E. ORGANIZATIONAL COSTS The organizational costs of the Fund are being amortized on a straight line basis over the 60 month period ending January 2, 2001 beginning with the Fund's commencement of operations. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000



F. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
     Net realized gains or losses may differ for financial and tax reporting purposes as a result of losses relating to wash sale transactions.
     At June 30, 2000, for federal income tax purposes, cost of long- and short-term investments is $472,120,745; the aggregate gross unrealized appreciation is $96,680,195 and the aggregate gross unrealized depreciation is $8,589,781, resulting in net unrealized appreciation on long- and short-term investments of $88,090,414.

G. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.
     Due to inherent differences in the recognition of income and expenses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. A permanent difference related to a net operating loss which may be used as an offset against short-term gains for tax purposes totaling $4,784,557 has been reclassified from accumulated net realized gain to accumulated net investment loss. A permanent difference of $5,764 related to a correction of the prior year net operating loss was reclassified from accumulated net realized gain to accumulated net investment loss.
     Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc., a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets indicated as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................     .90 of 1%
Next $500 million...........................................     .85 of 1%
Over $1 billion.............................................     .80 of 1%

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000



The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                              CLASS B
                            CLASS A         AND CLASS C
                        MAX. OPERATING    MAX. OPERATING
                         EXPENSE RATIO     EXPENSE RATIO
                             1.50%             2.25%

     For the period ended June 30, 2000, the Adviser voluntarily waived
$233,167 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.
     For the period ended June 30, 2000, the Fund recognized expenses of $19,086 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.
     For the period ended June 30, 2000, the Fund recognized expenses of $9,814 representing Van Kampen's cost of providing legal services to the Fund.
     Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.
     Van Kampen Funds Inc. (the "Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.
     The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the period ended June 30, 2000, the Distributor has advised the Fund that it earned initial sales charges of $1,934,828 for Class A shares and deferred sales charges of $503,252 and $9,130 for Class B shares and Class C shares, respectively.
     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000



     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.
     For the period ended June 30, 2000, the Fund incurred $56,610 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

3. CAPITAL TRANSACTIONS
The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge (OCDSCO) of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a CDSC. Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares seven years after the end of the calendar month in which the shares were purchased. For the period ended June 30, 2000, no Class B shares converted to Class A shares. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                                         CONTINGENT DEFERRED SALES
                                                        CHARGE ON ASSETS SUBJECT TO
                                                               SALES CHARGE
                                                        ---------------------------
YEAR OF REDEMPTION                                          CLASS B      CLASS C
First.................................................       5.00%        1.00%
Second................................................       4.00%        None
Third.................................................       3.00%        None
Fourth................................................       2.50%        None
Fifth.................................................       1.50%        None
Thereafter............................................       None         None

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000



                                                        YEAR ENDED    YEAR ENDED
                                                      JUNE 30, 2000 JUNE 30, 1999*
                                                      ------------- --------------
CAPITAL SHARE TRANSACTIONS
CLASS A:
   Shares:
     Subscribed.....................................     6,445,252     1,623,000
     Distributions Reinvested.......................       201,931       266,000
     Redeemed.......................................    (3,015,158)   (1,877,000)
                                                      ------------  ------------
   Net Increase in Class A Shares Outstanding.......     3,632,025        12,000
                                                      ============  ============

   Dollars:
     Subscribed.....................................  $164,653,020  $ 31,396,000
     Distributions Reinvested.......................     4,868,559     4,594,000
     Redeemed.......................................   (75,774,990)  (34,991,000)
                                                      ------------  ------------
   Net Increase.....................................  $ 93,746,589$      999,000
                                                      ============  ============
   Ending Paid in Capital...........................  $151,211,638  $ 57,462,000+
                                                      ============  ============

CLASS B:
    Shares:
     Subscribed.....................................     4,942,210     2,694,000
     Distributions Reinvested.......................       491,266       650,000
     Redeemed.......................................    (1,568,254)   (2,106,000)
                                                      ------------  ------------
   Net Increase in Class B Shares Outstanding.......     3,865,222     1,238,000
                                                      ============  ============

   Dollars:
     Subscribed.....................................  $122,523,186  $ 50,034,000
     Distributions Reinvested.......................    11,475,970    10,965,000
     Redeemed.......................................   (38,577,715)  (38,411,000)
                                                      ------------  ------------
   Net Increase.....................................  $ 95,421,441  $ 22,588,000
                                                      ============  ============
   Ending Paid in Capital...........................  $238,109,018  $142,680,000+
                                                      ============  ============

CLASS C:
   Shares:
     Subscribed.....................................     1,782,675       744,000
     Distributions Reinvested.......................        82,205       106,000
     Redeemed.......................................      (741,092)     (900,000)
                                                      ------------  ------------
   Net Increase/Decrease in Class C Shares
     Outstanding....................................     1,123,788       (50,000)
                                                      ============  ============

   Dollars:
     Subscribed.....................................  $ 43,250,396  $ 13,948,000
     Distributions Reinvested.......................     1,919,487     1,794,000
     Redeemed.......................................   (17,532,521)  (16,797,000)
                                                      ------------  ------------
   Net Increase/Decrease............................  $ 27,637,362$   (1,055,000)
                                                      ============  ============
   Ending Paid in Capital...........................  $ 48,566,641  $ 20,928,000+
                                                      ============  ============

* Amounts rounded to the nearest (000).
+ Ending Paid in Capital amounts do not reflect permanent book to tax differences-See Note 1G.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000



4. INVESTMENT TRANSACTIONS
For the period ended June 30, 2000, the Fund made purchases of $586,383,913 and sales of $401,833,934 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5. BORROWINGS
In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered into a $650 million committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rata percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and
Shareholders of Van Kampen Focus
Equity Fund

    We have audited the accompanying statement of assets and liabilities of Van Kampen Focus Equity Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2000, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Fund's financial statements and financial highlights for the periods ended prior to June 30, 2000, were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those statements.
     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Focus Equity Fund as of June 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois
August 11, 2000

                                VAN KAMPEN FUNDS


THE VAN KAMPEN
FAMILY OF FUNDS
GROWTH
   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology
GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Strategic Income
   Tax Managed Global Franchise
   Worldwide High Income
INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return*
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income
CAPITAL PRESERVATION
   Reserve
   Tax Free Money
SENIOR LOAN
   Prime Rate Income Trust
Senior Floating Rate
TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term
     Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

-  visit our Web site at
   www.vankampen.com --
   to view a prospectus, select         [ICON OF COMPUTER]
   DOWNLOAD PROSPECTUS

-  call us at 1-800-341-2911
   weekdays from 7:00 a.m. to 7:00 p.m.
   central time. Telecommunications
   Device for the Deaf users,           [ICON OF TELEPHONE]
   call 1-800-421-2833.

-  e-mail us by visiting
   www.vankampen.com and
   selecting CONTACT US                 [ICON OF STAMPED ENVELOPES]


*  Closed to new investors
** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN FOCUS EQUITY FUND

BOARD OF DIRECTORS
J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
Phillip B. Rooney
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS
RICHARD F. POWERS, III*
   Chairman, Director, President,
   Chief Executive Officer
STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer
A. THOMAS SMITH III*
   Vice President and Secretary
JOHN L. SULLIVAN*
   Vice President, Chief Financial Officer and Treasurer
RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOSEPH P. STADLER*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER AND
ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISERS
MORGAN STANLEY DEAN WITTER INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

MILLER ANDERSON & SHERRERD, LLP
One Tower Bridge
West Conshohocken,
Pennsylvania 19428

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN
THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL
SKADDEN, ARPS, SLATE, MEAGHER &
FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

-------------------------------------------------------------------------------
For federal income tax purposes, the following is furnished with respect to the distributions paid by the Fund during its taxable year ended June 30, 2000. The Fund designated and paid $1,894,832 as a 20% rate gain distribution. For corporate shareholders, 7% of the distribution qualifies for the dividend received deduction. In January 2000, the Fund provided tax information to shareholders for the 1999 calendar year.*
-------------------------------------------------------------------------------

* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

-C- VAN KAMPEN FUNDS INC., 2000. ALL RIGHTS RESERVED.

-SM-  DENOTES A SERVICE MARK OF VAN KAMPEN FUNDS INC.

THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS IT HAS BEEN PRECEDED OR IS ACCOMPANIED BY AN EFFECTIVE PROSPECTUS OF THE FUND WHICH CONTAINS ADDITIONAL INFORMATION ON HOW TO PURCHASE SHARES, THE SALES CHARGES ON SHARES OF THE FUND, AND OTHER PERTINENT DATA. AFTER DECEMBER 31, 2000, THE REPORT, IF USED WITH PROSPECTIVE INVESTORS, MUST BE ACCOMPANIED BY A QUARTERLY PERFORMANCE UPDATE, IF APPLICABLE.

RESULTS OF
SHAREHOLDER VOTES
JUNE 30, 2000



A Joint Special Meeting of the Shareholders of the Focus Equity Fund (the "Fund") was held on December 15, 1999. The description of each proposal and number of shares voted are as follows:

1. To elect the following Directors to serve the Fund.

                                                       VOTED FOR       WITHHELD
J. Miles Branagan..................................   10,452,339        49,081
Jerry D. Choate....................................   10,451,838        49,582
Linda Hutton Heagy.................................   10,451,617        49,804
R. Craig Kennedy...................................   10,452,490        48,931
Mitchell M. Merin..................................   10,453,787        47,634
Jack E. Nelson.....................................   10,452,122        49,298
Richard F. Powers, III.............................   10,453,067        48,354
Phillip B. Rooney..................................   10,451,718        49,703
Fernando Sisto.....................................   10,448,403        53,018
Wayne W. Whalen....................................   10,452,243        49,177
Suzanne H. Woolsey.................................   10,450,887        50,534
Paul G. Yovovich*..................................   10,452,523        48,897

* EFFECTIVE APRIL 14, 2000, PAUL G. YOVOVICH RESIGNED FROM THE BOARD OF
  DIRECTORS.

2. To ratify PricewaterhouseCoopers LLP to act as independent public accountants for the Fund.(1)

                                         AFFIRMATIVE      AGAINST       ABSTAIN
                                         10,415,463       25,838        60,120


(1) INDEPENDENT ACCOUNTANTS FOR THE FUND PERFORM AN ANNUAL AUDIT OF THE FUND'S FINANCIAL STATEMENTS. THE BOARD OF DIRECTORS HAS ENGAGED DELOITTE & TOUCHE LLP TO BE THE FUND'S INDEPENDENT ACCOUNTANTS.

PricewaterhouseCoopers LLP, located at 200 East Randolph Drive, Chicago, IL 60601 ("PWC"), ceased being the Fund's independent accountants effective May 18, 2000. The cessation of the client-auditor relationship between the Fund and PWC was based solely on a possible future business relationship by PWC with an affiliate of the Fund's investment adviser.

YOUR NOTES:

                                   VAN KAMPEN
                                ASIAN GROWTH FUND


                                 ANNUAL REPORT

                                 JUNE 30, 2000


[GRAPHIC]



                                   VAN KAMPEN
                                     FUNDS

                           TABLE OF CONTENTS

                                    OVERVIEW
                      LETTER TO SHAREHOLDERS     1
                           ECONOMIC SNAPSHOT     2

                         PERFORMANCE SUMMARY
                           RETURN HIGHLIGHTS     4
              GROWTH OF A $10,000 INVESTMENT     5

                       PORTFOLIO AT A GLANCE
                            TOP TEN HOLDINGS     6
                          TOP FIVE COUNTRIES     6
            Q&A WITH YOUR PORTFOLIO MANAGERS     7
                           GLOSSARY OF TERMS    10

                              BY THE NUMBERS
                     YOUR FUND'S INVESTMENTS    11
                        FINANCIAL STATEMENTS    16
               NOTES TO FINANCIAL STATEMENTS    23
              REPORT OF INDEPENDENT AUDITORS    30

                            VAN KAMPEN FUNDS
              THE VAN KAMPEN FAMILY OF FUNDS    31
       FUND OFFICERS AND IMPORTANT ADDRESSES    32
                RESULTS OF SHAREHOLDER VOTES    33

IT IS TIMES LIKE THESE WHEN MONEY-MANAGEMENT EXPERIENCE MAY MAKE A DIFFERENCE.

           NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

OVERVIEW

LETTER TO SHAREHOLDERS
JULY 20, 2000

Dear Shareholder,

Whether you have held your fund for years or just joined the Van Kampen family of shareholders in the last few months, you are likely to have questions and even some concerns about how recent market volatility has affected your investment. I encourage you to review the following Q&A in which your portfolio manager provides an update on how your fund is being managed in this environment.

It is times like these when money-management experience may make a difference. Toward that end, you should know that Van Kampen is one of the nation's oldest investment-management firms, with a history of money management dating back to 1926. Our portfolio managers have invested in all types of market conditions--during bull and bear markets, periods of inflation and rising interest rates, and now a technology revolution. We have managed money long enough to understand short-term market volatility and the value of investing for the long term.

As we move through the second half of 2000, count on us to continue to draw on the wisdom of our 74 years of experience. Along those lines, Van Kampen's "Generations of Experience" is the theme of a national advertising campaign that we recently kicked off. The message emphasizes our depth of investment-management history, as well as our firm belief that with the right investments, anyone can realize life's true wealth.

Sincerely,

/s/ Richard F. Powers, III

Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH

BEGINNING IN THE SECOND QUARTER OF 2000, EVIDENCE OF SLOWER ECONOMIC GROWTH IN THE UNITED STATES EMERGED. HOWEVER, ANALYSTS BELIEVE IT MAY HAVE BEEN PREMATURE TO ASSUME THAT THE U.S. ECONOMY HAS SLOWED TO A SUSTAINABLE, NONINFLATIONARY PACE, WITH THE GROSS DOMESTIC PRODUCT (GDP), A MEASURE OF ECONOMIC GROWTH, UP 5.2 PERCENT ANNUALIZED IN THE SECOND QUARTER OF 2000.

CONSUMER SPENDING AND EMPLOYMENT

CONSUMER SPENDING REMAINED THE MAIN ENGINE OF GROWTH BEHIND THE U.S. ECONOMY. LIVING STANDARDS AND SPENDING HABITS WERE BOOSTED BY STRONG GAINS IN REAL INCOME, AND INDIVIDUAL WEALTH INCREASED SUBSTANTIALLY, PRIMARILY DUE TO A BUOYANT STOCK MARKET. NONETHELESS, DATA RELEASED IN THE SECOND QUARTER OF 2000 REFLECTED A MINOR DECREASE IN THE SPENDING OF INDIVIDUALS. IN JUNE, THE CONSUMER PRICE INDEX (CPI), THE LEADING INFLATION INDICATOR, ROSE HIGHER THAN EXPECTED--0.6 PERCENT MORE THAN THE PREVIOUS MONTH. THAT HEIGHTENED CONCERNS ABOUT INFLATION, AND THE PROSPECT OF ADDITIONAL FEDERAL RESERVE BOARD INTEREST-RATE INCREASES.

THE U.S. LABOR MARKET WAS STILL ROBUST DURING THIS TIME, AND JOB INSECURITY CONTINUED TO DECLINE. SOLID EMPLOYMENT GROWTH WAS ACCOMPANIED BY UNUSUALLY LARGE GAINS IN PRODUCTIVITY, WHICH LIMITED THE RISE IN UNIT LABOR COSTS ACROSS THE WHOLE ECONOMY. GIVEN THE HIGH EMPLOYMENT NUMBERS AND STRONG LEVELS OF PRODUCTIVITY, ANALYSTS BELIEVE AN INCREASE IN INTEREST RATES TO WARD OFF INFLATION AND FURTHER SLOW THE ECONOMY IS POSSIBLE.

INTEREST RATES AND INFLATION

DURING THE PAST FEW MONTHS, PERSISTENT STRENGTH IN CONSUMER SPENDING ACCOMPANIED BY A VERY TIGHT LABOR MARKET, RESULTED IN SOME INFLATION. THE CPI REACHED A LEVEL OF 2.7 PERCENT IN JANUARY 2000 AND 3.7 PERCENT IN JUNE 2000, CLEARLY DEMONSTRATING SIGNS OF INFLATION.

SINCE JUNE 1999, THE FEDERAL RESERVE HAS INCREASED THE FEDERAL FUNDS RATE SIX TIMES BY A TOTAL OF 175 BASIS POINTS TO LOWER ECONOMIC GROWTH AND DECREASE ANY FUTURE FEARS OF INFLATION. THESE INCREASES IN INTEREST RATES HELPED SLOW THE INTEREST-SENSITIVE AUTO AND HOUSING MARKETS.

MANY OBSERVERS BELIEVE INTEREST RATES COULD BE LIFTED FURTHER IN COMING MONTHS. WHILE MARKETS HAVE EXPERIENCED MUCH SHORT-TERM VOLATILITY, THE MARKET'S OUTLOOK COULD IMPROVE ONCE INTEREST-RATE HIKES CEASE.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(JUNE 30, 1998 - JUNE 30, 2000)

[CHART]

         Jun-98                      2.1%
         Sep-98                      3.8%
         Dec-98                      5.9%
         Mar-99                      3.5%
         Jun-99                      2.5%
         Sep-99                      5.7%
         Dec-99                      8.3%
         Mar-00                      4.8%
         Jun-00                      5.2%

SOURCE: BUREAU OF ECONOMIC ANALYSIS


INTEREST RATES AND INFLATION
(JUNE 30, 1998 - JUNE 30, 2000)

[CHART]

                        INTEREST RATES      INFLATION
         Jun-98               5.500            1.70
         Jul-98               5.500            1.70
         Aug-98               5.500            1.60
         Sep-98               5.250            1.50
         Oct-98               5.000            1.50
         Nov-98               4.750            1.50
         Dec-98               4.750            1.60
         Jan-99               4.750            1.70
         Feb-99               4.750            1.60
         Mar-99               4.750            1.70
         Apr-99               4.750            2.30
         May-99               4.750            2.10
         Jun-99               5.000            2.00
         Jul-99               5.000            2.10
         Aug-99               5.250            2.30
         Sep-99               5.250            2.60
         Oct-99               5.250            2.60
         Nov-99               5.500            2.60
         Dec-99               5.500            2.70
         Jan-00               5.500            2.70
         Feb-00               5.750            3.20
         Mar-00               6.000            3.70
         Apr-00               6.000            3.00
         May-00               6.500            3.10
         Jun-00               6.500            3.70

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENT CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF JUNE 30, 2000)

                                              A SHARES   B SHARES   C SHARES
-----------------------------------------------------------------------------
One-year total return based on NAV(1)           13.49%     12.81%     12.76%
-----------------------------------------------------------------------------
One-year total return(2)                         6.97%      7.81%     11.76%
-----------------------------------------------------------------------------
Five-year average annual total return(2)        -5.20%        N/A     -4.80%
-----------------------------------------------------------------------------
Life-of-Fund average annual total return(2)      1.14%     -4.85%      1.24%
-----------------------------------------------------------------------------
Commencement date                              6/23/93     8/1/95    6/23/93
-----------------------------------------------------------------------------

   N/A = NOT APPLICABLE

1 ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER.

2 STANDARDIZED TOTAL RETURN. ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE.

   SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE WITH MARKET CONDITIONS.

   BECAUSE THE PRICES OF COMMON STOCKS AND OTHER SECURITIES FLUCTUATE, THE VALUE OF AN INVESTMENT IN THE FUND WILL VARY UPON THE FUND'S INVESTMENT PERFORMANCE. FOREIGN SECURITIES MAY MAGNIFY VOLATILITY DUE TO CHANGES IN FOREIGN EXCHANGE RATES, THE POLITICAL AND ECONOMIC UNCERTAINTIES IN FOREIGN COUNTRIES, AND THE POTENTIAL LACK OF LIQUIDITY, GOVERNMENT SUPERVISION, AND REGULATION.

   MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

GROWTH OF A $10,000 INVESTMENT
(JUNE 23, 1993 - JUNE 30, 2000)


[CHART]

             MSCI AC Far East Free ex-Japan Index
                MEASURES PERFORMANCE OF COMMON
            STOCKS IN HONG KONG AND SOUTHEAST ASIA.   ASIAN GROWTH FUND
            ---------------------------------------   -----------------
     6/93                  $9,500                          $10,000
     6/94                  $9,525                          $10,000
     6/95                 $13,472                          $15,055
     6/96                 $14,071                          $16,286
     6/97                 $13,916                          $16,441
     6/98                  $5,431                           $6,544
     6/99                  $9,541                          $11,345
     6/00                 $10,206                          $10,829

Fund's Total Return
1 Year Total Return                     6.97%
5 Year Avg. Annual                     -5.20%
Inception Avg. Annual                   1.14%

THIS CHART COMPARES YOUR FUND'S PERFORMANCE TO THAT OF THE MSCI AC FAR EAST FREE EX-JAPAN INDEX OVER TIME.

THIS IS AN UNMANAGED BROAD-BASED, STATISTICAL COMPOSITE THAT DOES NOT INCLUDE ANY COMMISSIONS OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER THE PERFORMANCE OF THIS INDEX. THE HISTORICAL PERFORMANCE OF THE INDEX IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY; IT IS NOT MEANT TO FORECAST, IMPLY, OR GUARANTEE THE FUTURE PERFORMANCE OF ANY INVESTMENT VEHICLE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

THE ABOVE CHART REFLECTS THE PERFORMANCE OF CLASS A SHARES OF THE FUND. THE PERFORMANCE OF CLASS A SHARES WILL DIFFER FROM THAT OF OTHER SHARE CLASSES OF THE FUND BECAUSE OF THE DIFFERENCE IN SALES CHARGES AND/OR EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT SHARE CLASSES. THE FUND'S PERFORMANCE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS, AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES).

WHILE PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THE ABOVE INFORMATION PROVIDES A BROADER VANTAGE POINT FROM WHICH TO EVALUATE THE DISCUSSION OF THE FUND'S PERFORMANCE FOUND IN THE FOLLOWING PAGES.

PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS
(AS A PERCENTAGE OF NET ASSETS--JUNE 30, 2000)

1.  SAMSUNG ELECTRONICS                           11.3%
    Manufactures consumer and industrial
    electronic equipment.

2.  HUTCHISON WHAMPOA                              7.7%
    Holds diversified worldwide interests in
    shipping, food processing, real estate,
    and telecommunications.

3.  TAIWAN SEMICONDUCTOR
    MANUFACTURING                                  4.8%
    Designs and manufactures integrated
    circuits.

4.  CHINA TELECOM                                  4.7%
    Provides wireless-communications
    services in China.

5.  SK TELECOM                                     3.6%
    Provides wireless telecommunications
    services in Korea.

6.  UNITED MICRO ELECTRONICS                       3.4%
    Manufactures integrated circuits and
    other electronic products.

7.  CABLE & WIRELESS                               3.2%
    Provides communications products and
    services, including cable television,
    telephone, and Internet access in the
    United Kingdom and in China.

8.  CHEUNG KONG HOLDINGS                           2.2%
    Holds diversified interests in China in-
    cluding real estate, telecommunications,
    and oil.

9.  SUN HUNG KAI PROPERTIES                        2.2%
    Develops real estate in Hong Kong and
    China.

10. DBS GROUP HOLDINGS                             2.1%
    Provides banking, mortgage financing,
    and other financial services.


TOP FIVE COUNTRIES
(AS A PERCENTAGE OF NET ASSETS)

[CHART]

                             June 30, 2000     June 30, 1999
Hong Kong                        33.6%             30.1%
Korea                            25.8%             20.1%
Taiwan                           20.2%             17.1%
Singapore                        10.6%             10.9%
Malaysia                          5.5%              5.4%

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN ASIAN GROWTH FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED JUNE 30, 2000. THE TEAM IS LED BY PORTFOLIO MANAGER ASHUTOSH SINHA, MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC., WHO HAS MANAGED THE FUND SINCE 1998. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE FUND'S PERFORMANCE.


Q HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT IN WHICH THE FUND OPERATED, AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A   During the past 12 months, Asian markets continued down the path of recovery from the currency and economic problems that plagued the region in the late 1990s. This recovery was aided by steady global growth, led by the phenomenal economic growth in the United States over the past 12 months, as well as regional corporate and governmental reforms that were beneficial to trade.

    Whereas in the past, investors analyzed Asian countries to assess those countries' economic health and regional growth prospects, analysis now encompasses corporate earnings numbers as well. Asian companies that have been able to embrace change and reform, open up to foreign investment, adapt to new technologies, and improve earnings growth have commanded investor attention.

    The TMT (telecommunications, media, and technology) mania that swept the world in the fourth quarter of 1999 charged through the Asian region as well. Manufacturers and exporters, particularly among providers of electronic components and equipment, benefited from the technology revolution and high consumer demand throughout the world. Overall, although the growth of telecommunications and technology has had a strong impact on the developed world, this growth has had the most pronounced impact on the emerging markets.

    At the end of the first quarter of 2000 and into the second quarter, the technology-heavy NASDAQ index's woes impacted investors in Asian markets. The region's markets fell in value despite better-than-expected corporate earnings for the first quarter and positive export statistics for the region.

    Although global market conditions were volatile, emerging markets in general remained relatively unscathed. For the 12-month period ended June 30, 2000, the fund achieved a total return of 13.49 percent (CLASS A SHARES AT NET ASSET VALUE; IF THE MAXIMUM SALES CHARGE OF 5.75 PERCENT WERE INCLUDED, THE RETURN WOULD HAVE BEEN LOWER). AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. BY COMPARISON, THE MSCI AC FAR EAST FREE EX-JAPAN INDEX GENERATED A TOTAL RETURN OF -4.55 PERCENT FOR THE SAME PERIOD. OF COURSE, PAST PERFORMANCE IS NO GUARANTEE

OF FUTURE RESULTS. THIS BROAD-BASED, UNMANAGED INDEX IS COMPOSED OF COMMON STOCKS FROM INDONESIA, HONG KONG, THE PHILIPPINES, KOREA, TAIWAN, AND THAILAND, AND ASSUMES DIVIDENDS ARE REINVESTED. THIS INDEX DOES NOT REFLECT ANY COMMISSIONS OR SALES CHARGES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER THE PERFORMANCE OF THE INDEX. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

Q   WHAT STRATEGIES DID YOU PURSUE IN THIS ENVIRONMENT?

A   Our strategy and style do not change in reaction to market conditions. We take a bottom-up approach to the whole region. Our sector allocations are a result of stock analysis. During the past 12 months, our analysis led us to a significant weighting in electronic components and equipment, where the fund held stocks such as Samsung Electronics, Taiwan Semiconductor Manufacturing, and United Micro Electronics.

Q   CAN YOU GIVE SOME EXAMPLES OF TMT STOCKS THAT THE FUND HELD?

A   The fund had significant positions in the TMT sector--but it's important to note that we purchased these stocks for the fund not as a sector play, but based upon stock-specific analysis. Certainly with the run-up in prices that we've seen in the TMT sector, these stocks had a favorable impact on fund performance. In fact, they were among the largest positions in the fund.

    One of the fund's larger holdings was Samsung Electronics, a South Korean company and leading semiconductor, telecommunications-equipment, and consumer-electronics manufacturer. The fund has owned the company's stock for some time. Another relatively large holding in this sector was China Telecom, which is the leading wireless telecommunications provider in China and currently the third-largest in the world (based on number of subscribers). We believe China Telecom is attractive, as it is among the largest and fastest-growing wireless companies in the world. It is tapping into the world's largest population in a market that still offers great growth potential because of low penetration of cellular phones in China.

    Of course, not all of the stocks in the fund performed as favorably, nor is there any guarantee that any of the stocks mentioned above will continue to perform as well or will be held by the fund in the future. For additional fund highlights, please refer to page 6.

Q   WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

A   Japan has begun to show some signs of growth, which we expect to continue in the coming months. This should help Asian markets to overcome some of the expected economic slowing in the United States, which may have a ripple effect throughout the global economies. If Japan can keep moving forward, it could mean a considerable boom for Asia.

    We have seen a huge trend of outsourcing to Asia--specifically, U.S. companies are looking to Asian manufacturers to help them manufacture products that can't be made cost-efficiently in the United States. For example, U.S.-based Qualcomm is looking to Samsung Electronics to produce their wireless phones in order to increase quality and decrease production costs. We expect this trend to continue and believe it could mean increased growth and decreased unemployment for Asian economies.

    Asian suppliers are benefiting immensely from global growth, as they become "enablers" for some of the great businesses that have been dominating the markets in the developed world. Moving forward, our research has led us toward regional companies that are the providers of labor and components to developed world markets, due to their strong growth potential.

    Overall, we evaluate country risk factors and opportunities with a top-down philosophy when determining position sizes and overall exposure to individual markets. However, from a country-specific standpoint, we believe stocks in Hong Kong should gain support from strong export trends, declining unemployment, easing inflation, and improving consumer sentiment. We anticipate that China's entry into the World Trade Organization (WTO) should support Chinese stocks. It should also boost sentiment for other markets such as Hong Kong and Taiwan, which are likely to follow China into the WTO and open up investment opportunities throughout Asia.

GLOSSARY OF TERMS


A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BOTTOM-UP INVESTING: A management style that emphasizes the analysis of individual stocks, rather than economic and market cycles.

CLASS A SHARES: A division of mutual fund shares, which are generally divided into three groupings, called Class A, Class B, and Class C shares. The specific features of each are dependent on varying fees and sales charges. In most cases, Class A shares will have no redemption fee (contingent deferred sales charge).

EMERGING MARKETS: The financial markets of developing economies. Many Asian countries are considered emerging markets.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than value stocks, due to their higher expected earnings growth.

INFLATION: A persistent and measurable rise in the general level of prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

PORTFOLIO: A portfolio, comprised of a collection of securities owned by an individual or an institution, may include stocks, bonds, and/or money market securities.

SALES CHARGE: Also referred to as the load, this is a fee paid by a buyer to acquire shares in a mutual fund or a limited partnership.

TOP-DOWN INVESTING: A management style in which general asset allocation decisions are based on the strength of various market sectors, industries, or countries. Individual securities are then selected from within the favored sectors.

                      BY THE NUMBERS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                  SHARES         VALUE
COMMON STOCKS 99.0%
HONG KONG  33.6%
Asia Satellite Telecommunications Holdings Ltd. ...........    246,500   $    842,695
ASM Pacific Technology Ltd. ...............................    226,000        846,540
Cable & Wireless HKT Ltd. .................................  2,356,100      5,183,390
Cathay Pacific Airways Ltd. ...............................    770,000      1,427,298
Cheung Kong Holdings Ltd. .................................    322,000      3,562,632
China.com Corp. 'A' (a) ...................................     20,000        408,750
China Merchants Holdings International Co., Ltd. ..........    570,000        391,187
China Telecom Ltd. (a) ....................................    859,000      7,575,685
China Unicom Ltd. (a) .....................................  1,540,000      3,269,450
Citic Pacific Ltd. ........................................    133,000        696,094
Cosco Pacific Ltd. ........................................    645,000        508,851
Dao Heng Bank Group Ltd. ..................................    111,000        491,245
Great Wall Technology Co., Ltd. 'H' .......................  1,930,000      1,336,925
Hang Seng Bank Ltd. .......................................     86,400        820,166
Hong Kong & China Gas Co., Ltd. ...........................  1,022,900      1,148,146
Hong Kong Land Holdings Ltd. ..............................    205,000        328,000
Hutchison Whampoa Ltd. ....................................    986,930     12,407,048
Johnson Electric Holdings Ltd. ............................    148,500      1,404,897
Legend Holdings Ltd. ......................................    390,000        377,718
Li & Fung Ltd. ............................................    520,000      2,601,501
Phoenix Satellite TV (a) ..................................    918,000        127,770
Sino-i.com Ltd. ...........................................  3,205,000        145,953
SmarTone Telecommunications Holdings Ltd. .................    145,900        322,850
Soundwill Holdings Ltd. (a) ...............................  5,353,000        127,035
Sun Hung Kai Properties Ltd. ..............................    482,000      3,462,510
Swire Pacific Ltd. 'A' ....................................    354,000      2,070,733
TCL International Holdings Ltd. (a) .......................  1,120,000        409,467
Television Broadcasts Ltd. ................................    198,000      1,320,762
Timeless Software Ltd. (a) ................................    970,000        438,619
                                                                         ------------
                                                                           54,053,917
                                                                         ------------
INDIA  0.0%
Hero Honda Motors Ltd. ....................................      1,227         27,137
                                                                         ------------
INDONESIA  0.9%
PT Gudang Garam Tbk .......................................    275,000        444,587
PT Semen Gresik Tbk .......................................    288,000        261,594
PT Telekomunikasi Indonesia ADR ...........................    117,984        818,514
                                                                         ------------
                                                                            1,524,695
                                                                         ------------

SEE NOTES TO FINANCIAL STATEMENTS      11

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                           MARKET
DESCRIPTION                                                  SHARES         VALUE
KOREA  25.8%
Cheil Communications, Inc. ................................      9,750   $  1,272,281
CJ39 Shopping Corp. .......................................     13,460        440,609
Communication Network Interface, Inc. (a) .................     37,930        209,206
Dongwon Securities Co. ....................................     15,675        113,026
Housing & Commercial Bank .................................     68,184      1,596,020
Humax Co., Ltd. (a) .......................................     50,560        700,569
Hyundai Electronics Industries Co. ........................     38,127        752,265
Kookmin Bank ..............................................     94,505      1,203,535
Korea Electric Power Corp. ADR ............................    107,110      1,974,841
Korea Telecom Corp. .......................................      1,990        175,259
Korea Telecom Corp. ADR ...................................     49,830      2,410,526
Korea Telecom Freetel (a) .................................      8,170        544,410
LG Home Shopping, Inc. ....................................      7,180        682,568
LG Information & Communication Ltd. .......................      1,400         78,725
Locus Corp. (a) ...........................................      4,510        366,050
Pohang Iron & Steel Co., Ltd. ADR .........................     34,900        837,600
Prochips Technology, Inc. (a) .............................     60,961        241,105
Samsung Electro-Mechanics Co. .............................     30,541      1,914,590
Samsung Electronics Co. ...................................     55,096     18,233,155
Shinhan Bank Co., Ltd. ....................................    114,880      1,081,805
SK Telecom Co., Ltd. ......................................      2,540        831,461
SK Telecom Co., Ltd. ADR ..................................    135,790      4,930,874
Telson Electronics Co., Ltd. ..............................     50,800        539,880
Tong Yang Confectionery Corp. .............................     18,060        392,776
                                                                         ------------
                                                                           41,523,136
                                                                         ------------
MALAYSIA  5.5%
British American Tabacco Bhd. .............................     85,000        693,421
Carlsberg Brewery Bhd. ....................................    178,000        599,579
Commerce Asset-Holdings Bhd. ..............................    121,000        350,263
Digi.com Bhd. (a) .........................................    349,000        638,303
Malayan Banking Bhd. ......................................    437,400      1,772,621
Malaysian Pacific Industries Bhd. .........................     98,000      1,005,790
Public Bank Bhd. ..........................................    804,000        740,526
Resorts World Bhd .........................................    259,000        708,842
Tanjong Public Co., Ltd. ..................................    218,000        522,053
Telekom Malaysia Bhd. .....................................    334,000      1,151,421
Tenaga Nasional Bhd. ......................................    197,000        642,842
                                                                         ------------
                                                                            8,825,661
                                                                         ------------
SINGAPORE 10.6%
Chartered Semiconductor Manufacturing Ltd. (a) ............    120,000      1,048,915
City Developments Ltd. ....................................    135,000        523,589
Datacraft Asia Ltd. .......................................    111,280        979,264
DBS Group Holdings Ltd. ...................................    266,661      3,426,845

                                       12     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                           MARKET
DESCRIPTION                                                  SHARES         VALUE
SINGAPORE (CONTINUED)
Keppel Corp., Ltd. ........................................    124,000   $    268,457
NatSteel Electronics Ltd. .................................    131,000        401,910
Neptune Orient Lines Ltd. (a) .............................    581,000        538,119
OMNI Industries Ltd. ......................................    529,000        872,735
Oversea-Chinese Banking Corp., Ltd. .......................    283,150      1,950,498
Overseas Union Bank Ltd. ..................................    160,300        621,714
Sembcorp Logistics Ltd. ...................................    175,900        987,688
SIA Engineering Co., Ltd. (a) .............................    396,000        444,712
Singapore Airlines Ltd. ...................................    178,000      1,761,968
Singapore Press Holdings Ltd. .............................    110,200      1,722,373
ST Assembly Test Services Ltd. (a) ........................    342,000        879,004
Venture Manufacturing Ltd. ................................     69,800        711,132
                                                                         ------------
                                                                           17,138,923
                                                                         ------------
TAIWAN  20.2%
Accton Technology Corp. (a) ...............................     16,200         36,117
Acer Peripherals, Inc. ....................................    390,456      1,105,604
Acer, Inc. (a) ............................................    241,550        452,046
Advanced Semiconductor Engineering, Inc. (a) ..............    278,219        851,183
Advantech Co., Ltd. .......................................     94,800        502,926
Ambit Microsystems Corp. ..................................     33,000        327,584
ASE Test Ltd. ADR (a) .....................................     20,300        597,581
Asustek Computer, Inc. ....................................    228,538      1,889,297
China Steel Corp. .........................................    734,100        501,745
Chinatrust Commercial Bank (a) ............................    595,560        517,541
Compal Electronics, Inc. ..................................    274,429        674,350
Delta Electronics, Inc. ...................................    236,000      1,117,592
Far Eastern Textile Ltd. ..................................    518,805        645,024
GigaMedia Ltd. (a) ........................................      7,700         93,363
Hon Hai Precision Industry (a) ............................    228,760      2,069,822
Macronix International Co., Ltd. (a) ......................    254,550        637,928
Microelectronics Technology, Inc. (a) .....................    128,200        425,595
Nan Ya Plastics Corp. .....................................    774,340      1,562,541
President Chain Store Corp. ...............................    161,360        603,951
ProMos Technologies, Inc. (a) .............................     72,000        291,749
Ritek Corp. (a) ...........................................     91,350        365,697
Siliconware Precision Industries Co. ADR (a) ..............     29,300        271,025
Siliconware Precision Industries Co. (a) ..................    451,695      1,014,384
Taishin International Bank ................................    828,031        530,910
Taiwan Semiconductor Manufacturing Co., Ltd. (a) ..........  1,632,035      7,755,154
United Micro Electronics Corp. (a) ........................  1,941,980      5,404,045
United World Chinese Commercial Bank ......................    414,640        394,060
Universal Scientific Industrial Co., Ltd. .................    181,000        441,823

SEE NOTES TO FINANCIAL STATEMENTS      13

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                           MARKET
DESCRIPTION                                                  SHARES         VALUE
TAIWAN (CONTINUED)
Winbond Electronics Corp. (a) .............................    490,350   $  1,420,379
                                                                         ------------
                                                                           32,501,016
                                                                         ------------
THAILAND  2.4%
Advanced Info Services Public Co., Ltd. ...................     85,800      1,068,804
BEC World Public Co., Ltd. ................................     77,600        463,520
Delta Electronics Public Co., Ltd. ........................     50,100        352,970
Golden Land Property Development Public Co., Ltd. (a) .....    945,700        140,015
Hana Microelectronics Public Co., Ltd. ....................     41,600        327,066
Siam City Cement Public Co., Ltd. (a) .....................    190,633        720,196
Thai Farmers Bank Public Co., Ltd. ........................    734,100        618,387
Total Access Communication Public Co., Ltd. (a) ...........     31,200        125,424
                                                                         ------------
                                                                            3,816,382
                                                                         ------------
TOTAL COMMON STOCKS (Cost $134,420,406) ..............................    159,410,867
                                                                         ------------
WARRANTS  0.1%
THAILAND  0.1%
Siam Commercial Bank Public Co., Ltd., expiring 5/10/02 (a)
    (Cost $46,564) ........................................  1,023,700        120,205
                                                                         ------------
TOTAL LONG-TERM INVESTMENTS  99.1%
    (Cost $134,466,970) ...................................               159,531,072
                                                                         ------------

                                    14       SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                              PAR         MARKET
DESCRIPTION                                                  VALUE         VALUE
SHORT-TERM INVESTMENT  0.3%
REPURCHASE AGREEMENT  0.3%
Chase Securities, Inc. 6.15%, dated 6/30/00,
due 7/3/00, to be repurchased at $588,301,
collateralized by $585,000 U.S. Treasury Bonds
6.25%, due 8/15/23, valued at $602,226
    (Cost $588,000) .......................................   $588,000   $    588,000
                                                                         ------------
TOTAL INVESTMENTS IN SECURITIES  99.4%
    (Cost $135,054,970) ..............................................    160,119,072

FOREIGN CURRENCY  0.9%
    (Cost $1,429,622) ................................................      1,430,555
                                                                         ------------
TOTAL INVESTMENTS  100.3%
    (Cost $136,484,592) ..............................................    161,549,627

LIABILITIES IN EXCESS OF OTHER ASSETS  -0.3% .........................       (535,358)
                                                                         ------------
NET ASSETS  100% .....................................................   $161,014,269
                                                                         ============

(a)   NON-INCOME PRODUCING SECURITY

ADR   AMERICAN DEPOSITARY RECEIPT


  SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION+

                                                               PERCENT OF
         INDUSTRY                                VALUE         NET ASSETS
         --------                                -----         ----------
         Information Technology ...........  $ 59,796,493        37.1%
         Financials .......................    39,239,382        24.4
         Telecommunications Services ......    29,046,371        18.1
         Consumer Discretionary ...........    11,786,601         7.3
         Industrials ......................     9,278,405         5.8
         Materials ........................     3,883,676         2.4
         Utilities ........................     3,765,829         2.3
         Consumer Staples .................     2,734,315         1.7
                                             ------------         ---
                                             $159,531,072        99.1%
                                             ============        ====

+ CLASSIFIED BY SECTORS WHICH REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.

SEE NOTES TO FINANCIAL STATEMENTS      15

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
JUNE 30, 2000

ASSETS:
Investments in Securities, at Value (Cost $135,054,970) ...................  $160,119,072
Foreign Currency (Cost $1,429,622) ........................................     1,430,555
Receivable for:
  Investments Sold ........................................................     3,664,761
  Fund Shares Sold ........................................................     1,448,003
  Dividends ...............................................................       205,335
  Interest ................................................................           100
Other .....................................................................        18,375
                                                                             ------------
    Total Assets ..........................................................   166,886,201
                                                                             ------------
LIABILITIES:
Payable for:
  Fund Shares Redeemed ....................................................     4,232,530
  Investments Purchased ...................................................       826,996
  Bank Overdraft ..........................................................       164,281
  Distribution Fees .......................................................       163,832
  Custody Fees ............................................................       145,607
  Investment Advisory Fees ................................................       126,218
  Shareholder Reporting Expenses ..........................................        69,904
  Professional Fees .......................................................        38,083
  Administrative Fees .....................................................        35,516
  Directors' Fees and Expenses ............................................        33,188
  Transfer Agent Fees .....................................................        23,668
  Deferred Country Tax ....................................................         2,437
Other .....................................................................         9,672
                                                                             ------------
    Total Liabilities .....................................................     5,871,932
                                                                             ------------
NET ASSETS ................................................................  $161,014,269
                                                                             ============

NET ASSETS CONSIST OF:
Capital Stock at Par ($.001 par value, Shares Authorized 2,625,000,000) ..   $     12,669
Paid in Capital in Excess of Par .........................................    216,987,625
Net Unrealized Appreciation on Investments and
    Foreign Currency Translations* .......................................     25,059,791
Accumulated Net Investment Loss ..........................................       (178,131)
Accumulated Net Realized Loss ............................................    (80,867,685)
                                                                             ------------
NET ASSETS ...............................................................   $161,014,269
                                                                             ============

                                    16       SEE NOTES TO FINANCIAL STATEMENTS

Statement of Assets and Liabilities
JUNE 30, 2000

  Class A Shares:
    Net Asset Value and Redemption Price Per Share (Based on Net Assets of
    $76,254,366 and 5,839,478 Shares Outstanding) ........................   $      13.06
                                                                             ============
    Maximum Sales Charge .................................................           5.75%
    Maximum Offering Price Per Share (Net Asset Value
    Per Share x 100/ (100% - maximum sales charge)) ......................   $      13.86
                                                                             ============
  Class B Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets of
    $45,837,306 and 3,687,316 Shares Outstanding)** ......................   $      12.43
                                                                             ============
  Class C Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets of
    $38,922,597 and 3,142,243 Shares Outstanding)** ......................   $      12.39
                                                                             ============

*  NET OF ACCRUAL FOR DEFERRED COUNTRY TAX OF U.S. $2,437.

** REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.



SEE NOTES TO FINANCIAL STATEMENTS      17

Statement of Operations
YEAR ENDED JUNE 30, 2000

INVESTMENT INCOME:
Dividends ...........................................................  $ 2,175,047
Interest ............................................................      126,880
Less Foreign Taxes Withheld .........................................     (158,856)
                                                                       -----------
    Total Income ....................................................    2,143,071
                                                                       -----------
EXPENSES:
Investment Advisory Fees ............................................    1,718,406
Distribution Fees (Attributed to Classes A, B and C of
  $207,290, $471,600 and $419,730, respectively) ....................    1,098,620
Administrative Fees .................................................      441,202
Custodian Fees ......................................................      371,920
Shareholder Reports .................................................      226,545
Transfer Agent Fees .................................................      118,631
Filing & Registration Fees ..........................................       58,525
Professional Fees ...................................................       43,978
Directors' Fees and Expenses ........................................       26,662
Country Tax Expense .................................................       16,390
Other ...............................................................       16,489
                                                                       -----------
    Total Expenses ..................................................    4,137,368
  Less Expense Reductions ...........................................     (172,743)
                                                                       -----------
  Net Expenses ......................................................    3,964,625
                                                                       -----------
NET INVESTMENT LOSS .................................................  $(1,821,554)
                                                                       ===========
NET REALIZED GAIN/LOSS ON:
  Investments .......................................................  $46,382,500
  Foreign Currency Transactions .....................................     (281,789)
                                                                       -----------
Net Realized Gain ...................................................   46,100,711
                                                                       -----------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period ...........................................   44,849,761
                                                                       -----------
  End of the Period:
    Investments .....................................................   25,064,102
    Foreign Currency Translations ...................................       (4,311)
                                                                       -----------
                                                                        25,059,791
                                                                       -----------
Net Change in Unrealized Appreciation/Depreciation ..................  (19,789,970)
                                                                       -----------
NET REALIZED GAIN/LOSS AND NET CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION .........................................  $26,310,741
                                                                       ===========
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ................  $24,489,187
                                                                       ===========

                                      18      SEE NOTES TO FINANCIAL STATEMENTS

Statement of Changes in Net Assets
YEAR ENDED JUNE 30, 2000

                                                           YEAR ENDED       YEAR ENDED
                                                          JUNE 30, 2000   JUNE 30, 1999*
                                                          -------------   --------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Loss ....................................  $ (1,821,554)   $   (125,000)
Net Realized Gain/Loss .................................    46,100,711          (5,000)
Net Change in Unrealized Appreciation/Depreciation .....   (19,789,970)     68,333,000
                                                          ------------    ------------
Net Increase in Net Assets Resulting from Operations ...    24,489,187      68,203,000
                                                          ------------    ------------
CAPITAL SHARE TRANSACTIONS:
Subscribed .............................................   246,008,180      84,305,000
Redeemed ...............................................  (281,902,284)    (82,166,000)
                                                          ------------    ------------
Net Increase/Decrease in Net Assets Resulting from
  Capital Share Transactions ...........................   (35,894,104)      2,139,000
                                                          ------------    ------------
Total Increase/Decrease in Net Assets ..................   (11,404,917)     70,342,000
NET ASSETS--Beginning of Period ........................   172,419,186     102,077,000
                                                          ------------    ------------
NET ASSETS--End of Period (Including accumulated
  net investment loss of $(178,131) and $(25,000),
  respectively) ........................................  $161,014,269    $172,419,000
                                                          ============    ============

* AMOUNTS ROUNDED TO THE NEAREST (000).



SEE NOTES TO FINANCIAL STATEMENTS      19

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                      YEAR ENDED JUNE 30,
                                       ---------------------------------------------------
CLASS A SHARES                           2000#    1999#     1998#      1997       1996
                                       ---------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD .........................  $ 11.48   $  6.53   $ 16.62   $  17.15   $  16.42
                                       -------   -------   -------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ........    (0.08)     0.02     (0.04)     (0.06)     (0.04)
  Net Realized and
    Unrealized Gain/Loss ............     1.66      4.93    (10.03)     (0.14)      0.77
                                       -------   -------   -------   --------   --------
Total From Investment Operations ....     1.58      4.95    (10.07)     (0.20)      0.73
                                       -------   -------   -------   --------   --------
DISTRIBUTIONS
  In Excess of Net Realized Gain ....       --        --     (0.02)     (0.33)        --
                                       -------   -------   -------   --------   --------
NET ASSET VALUE, END OF PERIOD ......  $ 13.06   $ 11.48   $  6.53   $  16.62   $  17.15
                                       =======   =======   =======   ========   ========
TOTAL RETURN (1) ....................    13.49%    75.69%   (60.57%)    (1.10%)     4.45%
                                       =======   =======   =======   ========   ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ...  $76,254   $88,808   $47,128   $175,440   $248,009
Ratio of Expenses to Average
  Net Assets ........................     1.92%     1.95%     1.90%      1.84%      1.88%
Ratio of Net Investment Income/Loss
  to Average Net Assets .............    (0.66%)    0.28%    (0.39%)    (0.31%)    (0.16%)
Portfolio Turnover Rate .............      108%      138%      130%        74%        38%
------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net Investment
    Income/Loss .....................    $0.01     $0.01     $0.01        $--        $--
Ratios Before Expense Reductions:
  Expenses to Average Net Assets ....     2.02%     2.03%     2.21%        --         --
  Net Investment Income/Loss to
    Average Net Assets ..............    (0.76%)    0.20%    (0.53%)       --         --
Ratio of Expenses to Average
  Net Assets excluding country
  tax expense and interest expense ..     1.90%     1.90%     1.90%        --         --
------------------------------------------------------------------------------------------

(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.

#   CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.



                                       20    SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                 YEAR ENDED JUNE 30,
                                       --------------------------------------  AUGUST 1, 1995+
CLASS B SHARES                           2000#    1999#     1998#      1997    TO JUNE 30, 1996
                                       --------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD .........................  $ 11.01   $  6.31   $ 16.17   $ 16.81       $ 16.51
                                       -------   -------   -------   -------       -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Loss ...............    (0.17)    (0.03)    (0.10)    (0.16)        (0.03)
  Net Realized and
    Unrealized Gain/Loss ............     1.59      4.73     (9.74)    (0.15)         0.33
                                       -------   -------   -------   -------       -------
Total From Investment Operations ....     1.42      4.70     (9.84)    (0.31)         0.30
                                       -------   -------   -------   -------       -------
DISTRIBUTIONS
  Net Realized Gain .................       --        --        --     (0.33)           --
  In Excess of Net Realized Gain ....       --        --     (0.02)       --            --
                                       -------   -------   -------   -------       -------
Total Distributions .................       --        --     (0.02)    (0.33)           --
                                       -------   -------   -------   -------       -------
NET ASSET VALUE, END OF PERIOD ......  $ 12.43   $ 11.01   $  6.31   $ 16.17       $ 16.81
                                       =======   =======   =======   =======       =======
TOTAL RETURN (1) ....................    12.81%    74.48%   (60.89%)   (1.79%)        1.82%*
                                       =======   =======   =======   =======       =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ...  $45,837   $42,905   $26,126   $62,786       $52,853
Ratio of Expenses to Average
  Net Assets ........................     2.67%     2.70%     2.65%     2.59%         2.61%
Ratio of Net Investment Loss
  to Average Net Assets .............    (1.42%)   (0.44%)   (1.01%)   (1.04%)       (0.52%)
Portfolio Turnover Rate .............      108%      138%      130%       74%           38%*
--------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net Investment
    Loss ............................    $0.01     $0.01     $0.02       $--           $--
Ratios Before Expense Reductions:
  Expenses to Average Net Assets ....     2.77%     2.78%     2.96%       --            --
  Net Investment Loss to
    Average Net Assets ..............    (1.52%)   (0.52%)   (1.15%)      --            --
Ratio of Expenses to Average
  Net Assets excluding country
  tax expense and interest expense ..     2.65%     2.65%     2.65%       --            --
--------------------------------------------------------------------------------------------

*   NON-ANNUALIZED

+   THE FUND BEGAN OFFERING CLASS B SHARES ON AUGUST 1, 1995.

(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.

#   CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS      21

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                       YEAR ENDED JUNE 30,
                                       ---------------------------------------------------
CLASS C SHARES                           2000#    1999#     1998#      1997       1996
                                       ---------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD .........................  $ 10.97   $  6.29   $ 16.14   $  16.78   $  16.19
                                       -------   -------   -------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Loss ...............    (0.17)    (0.04)    (0.12)     (0.21)     (0.13)
  Net Realized and
    Unrealized Gain/Loss ............     1.59      4.72     (9.71)     (0.10)      0.72
                                       -------   -------   -------   --------   --------
Total From Investment Operations ....     1.42      4.68     (9.83)     (0.31)      0.59
                                       -------   -------   -------   --------   --------
DISTRIBUTIONS
  In Excess of Net Realized Gain ....       --        --     (0.02)     (0.33)        --
                                       -------   -------   -------   --------   --------
NET ASSET VALUE, END OF PERIOD ......  $ 12.39   $ 10.97   $  6.29   $  16.14   $  16.78
                                       =======   =======   =======   ========   ========
TOTAL RETURN (1) ....................    12.76%    74.13%   (60.88%)    (1.79%)     3.64%
                                       =======   =======   =======   ========   ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ...  $38,923   $40,706   $28,823   $114,460   $168,070
Ratio of Expenses to Average
  Net Assets ........................     2.67%     2.70%     2.65%      2.59%      2.63%
Ratio of Net Investment Loss
  to Average Net Assets .............    (1.43%)   (0.48%)   (1.17%)    (1.06%)    (0.94%)
Portfolio Turnover Rate .............      108%      138%      130%        74%        38%
------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net Investment
    Loss ............................    $0.01     $0.01     $0.01        $--        $--
Ratios Before Expense Reductions:
  Expenses to Average Net Assets ....     2.77%     2.78%     2.96%        --         --
  Net Investment Loss to
    Average Net Assets ..............    (1.53%)   (0.56%)   (1.31%)       --         --
Ratio of Expenses to Average
  Net Assets excluding country
  tax expense and interest expense ..     2.65%     2.65%     2.65%        --         --
------------------------------------------------------------------------------------------

(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.

#   CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

                                       22    SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

The Van Kampen Asian Growth Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks long-term capital appreciation through investment primarily in equity securities of Asian issuers, excluding Japan. The Fund commenced operations on June 23, 1993. The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares.

1.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which takes into account institutional size trading in similar groups of securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Invest-

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

ment Advisory Corp. or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares. Distributions from the Fund are recorded on the ex-distribution date.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2000, the Fund had an accumulated capital loss carryforward for tax purposes of $80,258,778, which will expire between June 30, 2006 and June 30, 2007. Net realized gains or losses may differ for financial and tax reporting purposes as a result of losses relating to wash sale transactions.

     At June 30, 2000, for federal income tax purposes, cost of long- and short-term investments is $135,663,878, the aggregate gross unrealized appreciation is $34,397,099 and the aggregate gross unrealized depreciation is $9,941,905, resulting in net unrealized appreciation on long- and short-term investments of $24,455,194.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.

     Due to inherent differences in the recognition of income and expenses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax bases reporting for the current fiscal year have been identified and appropriately reclassified. A permanent difference related to a net operating loss totaling $1,583,589 has been reclassified from paid in capital in excess of par to accumulated net investment loss. Permanent differences relating to a correction of prior year amounts were reclassified from accumulated net investment loss ($152,434) and accumulated net realized loss ($135,518) to paid in capital in excess of par. A permanent difference related to the recognition of net realized gains on foreign currency transactions totaling $281,789 was reclassified from accumulated net realized loss to accumulated net investment loss. Permanent differences related to the sale of Passive Foreign Investment Company securities totaling $213,049 were reclassified from accumulated net realized loss to accumulated net investment loss. A permanent difference related to taxes accrued against capital gains totaling $257,710 was reclassified from accumulated net investment loss to accumulated net realized loss.

    Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions includes the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions.

     The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility, and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc., a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets indicated as follows:

AVERAGE DAILY NET ASSETS                                   % PER ANNUM
First $500 million ......................................   1.00 of 1%
Next $500 million .......................................    .95 of 1%
Over $1 billion .........................................    .90 of 1%


The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                    CLASS B
                         CLASS A                  AND CLASS C
                     MAX. OPERATING             MAX. OPERATING
                      EXPENSE RATIO              EXPENSE RATIO
                          1.90%                      2.65%

     For the period ended June 30, 2000, the Adviser voluntarily waived $172,743 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

     For the period ended June 30, 2000, the Fund recognized expenses of $10,459 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     For the period ended June 30, 2000, the Fund recognized expenses of $7,123 representing Van Kampen's cost of providing legal services to the Fund.

     Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain ad-

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

ministrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

     Van Kampen Funds Inc. (the "Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Portfolio a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

     The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the period ended June 30, 2000, the Distributor has advised the Fund that it earned initial sales charges of $253,592 for Class A shares and deferred sales charges of $237,262 and $15,980 for Class B shares and Class C shares, respectively.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

     For the period ended June 30, 2000, the Fund incurred $121,099 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

3.  CAPITAL TRANSACTIONS

The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a CDSC. Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1,

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares seven years after the end of the calendar month in which the shares were purchased. For the period ended June 30, 2000, no Class B shares converted to Class A shares. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                                               CONTINGENT DEFERRED SALES
                                                              CHARGE ON ASSETS SUBJECT TO
                                                                      SALES CHARGE
                                                            --------------------------------
YEAR OF REDEMPTION                                                   CLASS B         CLASS C
First ....................................................            5.00%           1.00%
Second ...................................................            4.00%           None
Third ....................................................            3.00%           None
Fourth ...................................................            2.50%           None
Fifth ....................................................            1.50%           None
Thereafter ...............................................            None            None

                                                              YEAR ENDED        YEAR ENDED
                                                             JUNE 30, 2000    JUNE 30, 1999*
                                                            --------------    --------------
CAPITAL SHARE TRANSACTIONS
CLASS A:
   Shares:
     Subscribed ..........................................      17,452,932       8,906,000
     Redeemed ............................................     (19,346,665)     (8,391,000)
                                                             -------------    ------------
   Net Increase/Decrease in Class A Shares Outstanding ...      (1,893,733)        515,000
                                                             =============    ============
   Dollars:
     Subscribed ..........................................   $ 222,661,067    $ 70,587,000
     Redeemed ............................................    (249,142,808)    (61,673,000)
                                                             -------------    ------------
   Net Increase/Decrease .................................   $ (26,481,741)   $  8,914,000
                                                             =============    ============
   Ending Paid in Capital ................................   $  94,617,222+   $121,936,000+
                                                             =============    ============
CLASS B:
   Shares:
     Subscribed ..........................................       1,262,910         944,000
     Redeemed ............................................      (1,473,492)     (1,189,000)
                                                             -------------    ------------
   Net Decrease in Class B Shares Outstanding ............        (210,582)       (245,000)
                                                             =============    ============
   Dollars:
     Subscribed ..........................................   $  15,484,002    $  7,734,000
     Redeemed ............................................     (17,962,378)     (8,813,000)
                                                             -------------    ------------
   Net Decrease ..........................................   $  (2,478,376)   $ (1,079,000)
                                                             =============    ============
   Ending Paid in Capital ................................   $  60,041,721+   $ 62,911,000+
                                                             =============    ============

                                       28

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000


                                                              YEAR ENDED        YEAR ENDED
                                                             JUNE 30, 2000    JUNE 30, 1999*
                                                            --------------    --------------
CAPITAL SHARE TRANSACTIONS (CONTINUED)
CLASS C:
   Shares:
     Subscribed ...........................................        635,714         807,000
     Redeemed .............................................     (1,203,170)     (1,680,000)
                                                             -------------    ------------
   Net Decrease in Class C Shares Outstanding .............       (567,456)       (873,000)
                                                             =============    ============
   Dollars:
     Subscribed ...........................................  $   7,863,111    $  5,984,000
     Redeemed .............................................    (14,797,098)    (11,680,000)
                                                             -------------    ------------
Net Decrease ..............................................  $  (6,933,987)   $ (5,696,000)
                                                             =============    ============
Ending Paid in Capital ....................................  $  63,636,988+   $ 70,942,000+
                                                             =============    ============

* AMOUNTS ROUNDED TO THE NEAREST (000).

+ ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX
  DIFFERENCES-SEE NOTE 1E.

4. INVESTMENT TRANSACTIONS

For the period ended June 30, 2000, the Fund made purchases of $180,101,264 and sales of $207,912,555 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5. BORROWINGS

In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered into a $650 million committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rata percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen Asian Growth Fund

    We have audited the accompanying statement of assets and liabilities of Van Kampen Asian Growth Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2000, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Fund's financial statements and financial highlights for the periods ended prior to June 30, 2000, were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those statements.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Asian Growth Fund as of June 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 11, 2000

                         VAN KAMPEN FUNDS


THE VAN KAMPEN
FAMILY OF FUNDS

GROWTH
   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Strategic Income
   Tax Managed Global Franchise
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return*
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term
     Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

-  visit our Web site at
   www.vankampen.com --                    [GRAPHIC]
   to view a prospectus, select
   DOWNLOAD PROSPECTUS

-  call us at 1-800-341-2911
   weekdays from 7:00 a.m. to 7:00 p.m.
   central time. Telecommunications
   Device for the Deaf users,              [GRAPHIC]
   call 1-800-421-2833.

-  e-mail us by visiting
   www.vankampen.com and
   selecting CONTACT US                    [GRAPHIC]


 * Closed to new investors
** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN ASIAN GROWTH FUND

BOARD OF DIRECTORS

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   Chairman, Director, President,
   Chief Executive Officer

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Chief Financial Officer
   and Treasurer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOSEPH P. STADLER*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER AND
ADMINISTRATOR

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER
MORGAN STANLEY DEAN WITTER INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN

THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND TRANSFER AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL

SKADDEN, ARPS, SLATE, MEAGHER &
FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

-------------------------------------------------------------------------------
For federal income tax purposes, the following is furnished with respect to potential distributions to be paid by the Fund during the remainder of calendar year 2000. During the taxable year ended June 30, 2000, the Fund did not pay any distributions. Provided the Fund makes a distribution in December 2000, the Fund intends to pass through foreign tax credits of $416,566 and has derived gross income from sources within foreign countries amounting to $2,432,757
-------------------------------------------------------------------------------

* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

-C-  VAN KAMPEN FUNDS INC., 2000. ALL RIGHTS RESERVED.

-SM- DENOTES A SERVICE MARK OF VAN KAMPEN FUNDS INC.

   THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS IT HAS BEEN PRECEDED OR IS ACCOMPANIED BY AN EFFECTIVE PROSPECTUS OF THE FUND WHICH CONTAINS ADDITIONAL INFORMATION ON HOW TO PURCHASE SHARES, THE SALES CHARGES ON SHARES OF THE FUND, AND OTHER PERTINENT DATA. AFTER DECEMBER 31, 2000, THE REPORT, IF USED WITH PROSPECTIVE INVESTORS, MUST BE ACCOMPANIED BY A QUARTERLY PERFORMANCE UPDATE, IF APPLICABLE.

RESULTS OF SHAREHOLDER VOTES
JUNE 30, 2000

A Joint Special Meeting of the Shareholders of the Asian Growth Fund (the "Fund") was held on December 15, 1999. The description of each proposal and number of shares voted are as follows:

1. To elect the following Directors to serve the Fund.

                                                    VOTED FOR       WITHHELD
J. Miles Branagan ................................  9,696,423        73,083
Jerry D. Choate ..................................  9,700,789        68,717
Linda Hutton Heagy ...............................  9,696,555        72,951
R. Craig Kennedy .................................  9,699,888        69,618
Mitchell M. Merin ................................  9,695,883        73,622
Jack E. Nelson ...................................  9,700,707        68,799
Richard F. Powers, III ...........................  9,701,033        68,473
Phillip B. Rooney ................................  9,699,096        70,409
Fernando Sisto ...................................  9,686,581        82,925
Wayne W. Whalen ..................................  9,697,829        71,676
Suzanne H. Woolsey ...............................  9,694,695        74,810
Paul G. Yovovich* ................................  9,695,273        74,233

* EFFECTIVE APRIL 14, 2000, PAUL G. YOVOVICH RESIGNED FROM THE BOARD OF
  DIRECTORS.

2. To ratify PricewaterhouseCoopers LLP to act as independent public accountants for the Fund.(1)

                               Affirmative       Against          Abstain
                                9,695,334        18,967           55,204


(1) INDEPENDENT ACCOUNTANTS FOR THE FUND PERFORM AN ANNUAL AUDIT OF THE
    FUND'S FINANCIAL STATEMENTS. THE BOARD OF DIRECTORS HAS ENGAGED DELOITTE & TOUCHE LLP TO BE THE FUND'S INDEPENDENT ACCOUNTANTS.

PricewaterhouseCoopers LLP, located at 200 East Randolph Drive, Chicago, IL 60601 ("PWC"), ceased being the Fund's independent accountants effective May 18, 2000. The cessation of the client-auditor relationship between the Fund and PWC was based solely on a possible future business relationship by PWC with an affiliate of the Fund's investment adviser.

                                                       ------------------
452, 552, 652                                         |    PRESORTED     |
MSAG ANR 08/00                                        |     STANDARD     |
VAN KAMPEN FUNDS INC.                                 |   U.S. Postage   |
1 Parkview Plaza                                      |      PAID        |
P.O. Box 5555                                         |   VAN KAMPEN     |
Oakbrook Terrace, Illinois 60181-5555                 |      FUNDS       |
                                                       -------------------

                           VAN KAMPEN
                      EMERGING MARKETS FUND
                          ANNUAL REPORT
                          JUNE 30, 2000

                           [GRAPHIC]





                          VAN KAMPEN
                             FUNDS

                           TABLE OF CONTENTS

                                    OVERVIEW
                      LETTER TO SHAREHOLDERS     1
                           ECONOMIC SNAPSHOT     2

                         PERFORMANCE SUMMARY
                           RETURN HIGHLIGHTS     4        IT IS TIMES
              GROWTH OF A $10,000 INVESTMENT     5
                                                          LIKE THESE
                       PORTFOLIO AT A GLANCE
                            TOP TEN HOLDINGS     6        WHEN MONEY-
                          TOP FIVE COUNTRIES     6
            Q&A WITH YOUR PORTFOLIO MANAGERS     7        MANAGEMENT
                           GLOSSARY OF TERMS    10
                                                          EXPERIENCE
                              BY THE NUMBERS
                     YOUR FUND'S INVESTMENTS    11        MAY MAKE
                        FINANCIAL STATEMENTS    21
               NOTES TO FINANCIAL STATEMENTS    27        A DIFFERENCE.
              REPORT OF INDEPENDENT AUDITORS    36

                            VAN KAMPEN FUNDS
              THE VAN KAMPEN FAMILY OF FUNDS    37
       FUND OFFICERS AND IMPORTANT ADDRESSES    38
                RESULTS OF SHAREHOLDER VOTES    39

-----------------------------------------------------
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.
-----------------------------------------------------

                                                             --------------
455, 555, 655                                                  PRESORTED
MSEM ANR 08/00                                                  STANDARD
VAN KAMPEN FUNDS INC.                                         U.S. Postage
1 Parkview Plaza                                                  PAID
P.O. Box 5555                                                  VAN KAMPEN
Oakbrook Terrace, Illinois 60181-5555                            FUNDS
                                                             --------------

LETTER TO SHAREHOLDERS
JULY 20, 2000

Dear Shareholder,

Whether you have held your fund for years or just joined the Van Kampen family of shareholders in the last few months, you are likely to have questions and even some concerns about how recent market volatility has affected your investment. I encourage you to review the following Q&A in which your portfolio manager provides an update on how your fund is being managed in this environment.

It is times like these when money-management experience may make a difference. Toward that end, you should know that Van Kampen is one of the nation's oldest investment-management firms, with a history of money management dating back to 1926. Our portfolio managers have invested in all types of market conditions--during bull and bear markets, periods of inflation and rising interest rates, and now a technology revolution. We have managed money long enough to understand short-term market volatility and the value of investing for the long term.

OVERVIEW

As we move through the second half of 2000, count on us to continue to draw on the wisdom of our 74 years of experience. Along those lines, Van Kampen's "Generations of Experience" is the theme of a national advertising campaign that we recently kicked off. The message emphasizes our depth of investment-management history, as well as our firm belief that with the right investments, anyone can realize life's true wealth.

Sincerely,

/s/ Richard F. Powers, III

Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH

BEGINNING IN THE SECOND QUARTER OF 2000, EVIDENCE OF SLOWER ECONOMIC GROWTH IN THE UNITED STATES EMERGED. HOWEVER, ANALYSTS BELIEVE IT MAY HAVE BEEN PREMATURE TO ASSUME THAT THE U.S. ECONOMY HAS SLOWED TO A SUSTAINABLE, NONINFLATIONARY PACE, WITH THE GROSS DOMESTIC PRODUCT (GDP), A MEASURE OF ECONOMIC GROWTH, UP
5.2 PERCENT ANNUALIZED IN THE SECOND QUARTER OF 2000.

CONSUMER SPENDING AND EMPLOYMENT

CONSUMER SPENDING REMAINED THE MAIN ENGINE OF GROWTH BEHIND THE U.S. ECONOMY. LIVING STANDARDS AND SPENDING HABITS WERE BOOSTED BY STRONG GAINS IN REAL INCOME, AND INDIVIDUAL WEALTH INCREASED SUBSTANTIALLY, PRIMARILY DUE TO A BUOYANT STOCK MARKET. NONETHELESS, DATA RELEASED IN THE SECOND QUARTER OF 2000 REFLECTED A MINOR DECREASE IN THE SPENDING OF INDIVIDUALS. IN JUNE, THE CONSUMER PRICE INDEX (CPI), THE LEADING INFLATION INDICATOR, ROSE HIGHER THAN EXPECTED--0.6 PERCENT MORE THAN THE PREVIOUS MONTH. THAT HEIGHTENED CONCERNS ABOUT INFLATION, AND THE PROSPECT OF ADDITIONAL FEDERAL RESERVE BOARD INTEREST-RATE INCREASES.

THE U.S. LABOR MARKET WAS STILL ROBUST DURING THIS TIME, AND JOB INSECURITY CONTINUED TO DECLINE. SOLID EMPLOYMENT GROWTH WAS ACCOMPANIED BY UNUSUALLY LARGE GAINS IN PRODUCTIVITY, WHICH LIMITED THE RISE IN UNIT LABOR COSTS ACROSS THE WHOLE ECONOMY. GIVEN THE HIGH EMPLOYMENT NUMBERS AND STRONG LEVELS OF PRODUCTIVITY, ANALYSTS BELIEVE AN INCREASE IN INTEREST RATES TO WARD OFF INFLATION AND FURTHER SLOW THE ECONOMY IS POSSIBLE.

INTEREST RATES AND INFLATION

DURING THE PAST FEW MONTHS, PERSISTENT STRENGTH IN CONSUMER SPENDING ACCOMPANIED BY A VERY TIGHT LABOR MARKET, RESULTED IN SOME INFLATION. THE CPI REACHED A LEVEL OF 2.7 PERCENT IN JANUARY 2000 AND 3.7 PERCENT IN JUNE 2000, CLEARLY DEMONSTRATING SIGNS OF INFLATION.

SINCE JUNE 1999, THE FEDERAL RESERVE HAS INCREASED THE FEDERAL FUNDS RATE SIX TIMES BY A TOTAL OF 175 BASIS POINTS TO LOWER ECONOMIC GROWTH AND DECREASE ANY FUTURE FEARS OF INFLATION. THESE INCREASES IN INTEREST RATES HELPED SLOW THE INTEREST-SENSITIVE AUTO AND HOUSING MARKETS.

MANY OBSERVERS BELIEVE INTEREST RATES COULD BE LIFTED FURTHER IN COMING MONTHS. WHILE MARKETS HAVE EXPERIENCED MUCH SHORT-TERM VOLATILITY, THE MARKET'S OUTLOOK COULD IMPROVE ONCE INTEREST-RATE HIKES CEASE.

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(JUNE 30, 1998 - JUNE 30, 2000)

[CHART]

         Jun-98                      2.1%
         Sep-98                      3.8%
         Dec-98                      5.9%
         Mar-99                      3.5%
         Jun-99                      2.5%
         Sep-99                      5.7%
         Dec-99                      8.3%
         Mar-00                      4.8%
         Jun-00                      5.2%


SOURCE: BUREAU OF ECONOMIC ANALYSIS

INTEREST RATES AND INFLATION
(JUNE 30, 1998 - JUNE 30, 2000)

[CHART]

                        INTEREST RATES      INFLATION
         Jun-98               5.500            1.70
         Jul-98               5.500            1.70
         Aug-98               5.500            1.60
         Sep-98               5.250            1.50
         Oct-98               5.000            1.50
         Nov-98               4.750            1.50
         Dec-98               4.750            1.60
         Jan-99               4.750            1.70
         Feb-99               4.750            1.60
         Mar-99               4.750            1.70
         Apr-99               4.750            2.30
         May-99               4.750            2.10
         Jun-99               5.000            2.00
         Jul-99               5.000            2.10
         Aug-99               5.250            2.30
         Sep-99               5.250            2.60
         Oct-99               5.250            2.60
         Nov-99               5.500            2.60
         Dec-99               5.500            2.70
         Jan-00               5.500            2.70
         Feb-00               5.750            3.20
         Mar-00               6.000            3.70
         Apr-00               6.000            3.00
         May-00               6.500            3.10
         Jun-00               6.500            3.70

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENT CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

                                PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF JUNE 30, 2000)

                                                A SHARES   B SHARES   C SHARES
------------------------------------------------------------------------------
One-year total return based on NAV(1)           35.36%     34.35%     34.38%
------------------------------------------------------------------------------
One-year total return(2)                        27.60%     29.35%     33.38%
------------------------------------------------------------------------------
Five-year average annual total return(2)         6.12%      N/A        6.62%
------------------------------------------------------------------------------
Life-of-Fund average annual total  return(2)     2.95%      5.74%      3.23%
------------------------------------------------------------------------------
Commencement date                               7/6/94     8/1/95      7/6/94
------------------------------------------------------------------------------

N/A = NOT APPLICABLE

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD
AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER.


(2) STANDARDIZED TOTAL RETURN. ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE.

SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE WITH MARKET CONDITIONS.

BECAUSE THE PRICES OF COMMON STOCKS AND OTHER SECURITIES FLUCTUATE, THE VALUE OF AN INVESTMENT IN THE FUND WILL VARY UPON THE FUND'S INVESTMENT PERFORMANCE. FOREIGN SECURITIES MAY MAGNIFY VOLATILITY DUE TO CHANGES IN FOREIGN EXCHANGE RATES, THE POLITICAL AND ECONOMIC UNCERTAINTIES IN FOREIGN COUNTRIES, AND THE POTENTIAL LACK OF LIQUIDITY, GOVERNMENT SUPERVISION, AND REGULATION.

MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO
PASS.
                                       4

GROWTH OF A $10,000 INVESTMENT
(JULY 6, 1994 - JUNE 30, 2000)

[CHART]

                  IFC Global Total Return Composite Index
                    MEASURES PERFORMANCE OF COMPANIES IN
                LATIN AMERICA, EAST AND SOUTH ASIA, EUROPE,
                        THE MIDDLE EAST, AND AFRICA            EMERGING MARKETS FUND
                -------------------------------------------    ---------------------
     7/94                         $9,500                              $10,000
     6/95                         $8,422                               $9,868
     6/96                         $9,614                              $10,698
     6/97                        $10,915                              $11,908
     6/98                         $7,096                               $7,314
     6/99                         $8,793                               $9,899
     6/00                        $11,220                              $10,849

Fund's Total Return
1 Year Total Return                      27.60%
5 Year Avg. Annual                        6.12%
Inception Avg. Annual                     2.95%

THIS
CHART COMPARES YOUR
FUND'S PERFORMANCE TO THAT
OF THE IFC GLOBAL TOTAL
RETURN COMPOSITE INDEX
OVER TIME.

THIS IS AN UNMANAGED BROAD-BASED, STATISTICAL COMPOSITE THAT DOES NOT INCLUDE ANY COMMISSIONS OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER THE PERFORMANCE OF THIS INDEX. THE HISTORICAL PERFORMANCE OF THE INDEX IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY; IT IS NOT MEANT TO FORECAST, IMPLY, OR GUARANTEE THE FUTURE PERFORMANCE OF ANY INVESTMENT VEHICLE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

THE ABOVE CHART REFLECTS THE PERFORMANCE OF CLASS A SHARES OF THE FUND. THE PERFORMANCE OF CLASS A SHARES WILL DIFFER FROM THAT OF OTHER SHARE CLASSES OF THE FUND BECAUSE OF THE DIFFERENCE IN SALES CHARGES AND/OR EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT SHARE CLASSES. THE FUND'S PERFORMANCE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS, AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES).

WHILE PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THE ABOVE INFORMATION PROVIDES A BROADER VANTAGE POINT FROM WHICH TO EVALUATE THE DISCUSSION OF THE FUND'S PERFORMANCE FOUND IN THE FOLLOWING PAGES.

PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS*
(AS A PERCENTAGE OF NET ASSETS--JUNE 30, 2000)

1.   SAMSUNG ELECTRONICS                 7.9%
     Manufactures consumer and industrial electronic equipment.

2.   KOREA TELECOM                       4.3%
     Provides telecommunications and Internet services to Korea.

3.   TELMEX                              3.9%
     Provides telecommunications services to residents of Mexico.

4.   TAIWAN SEMICONDUCTOR MANUFACTURING  3.3%
     Designs and manufactures integrated circuits.

5.   CHINA TELECOM                       2.9%
     Provides wireless-communications services in China.

6.   SK TELECOM                          2.7%
     Provides wireless-telecommunications services in Korea.

7.   OTE                                 2.2%
     Provides data and telecommunications services in Greece and Eastern Europe.


8.   ECI TELECOMMUNICATIONS              2.1%
     Creates telecommunications and data transmission systems to improve service through existing and new networks.


9.   INFOSYS TECHNOLOGIES                2.1%
     Develops software and provides software services for businesses around the world.


10.  UNITED MICROELECTRONICS             2.0%
     Manufactures integrated circuits and other electronic products.

*  EXCLUDES SHORT-TERM INVESTMENT

TOP FIVE COUNTRIES
(AS A PERCENTAGE OF NET ASSETS)

[CHART]
[EDGAR REPRESENTATION OF PLOT POINT DATA USED IN PRINTED GRAPHIC]

June 30, 2000     June 30, 1999
 Korea  20.9%         16.7%
 Taiwan 13.2%         10.8%
 Mexico  9.2%         12.9%
 Brazil  8.7%         10.8%
 Israel  8.3%          2.9%

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN EMERGING MARKETS FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED JUNE 30, 2000. THE TEAM IS LED BY PORTFOLIO MANAGERS ROBERT MEYER AND ANDY SKOV, MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC., WHO HAVE MANAGED THE FUND SINCE 1997 AND 1998, RESPECTIVELY. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

Q HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT IN WHICH THE FUND OPERATED, AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A The emerging markets continued the general rebound that began in late 1998. This rebound was boosted by a combination of fundamental economic reforms in many emerging-market countries and a supportive global environment.

     By the end of 1999, there was an extremely high degree of activity in telecommunications and technology stocks in emerging markets that paralleled the developed world. However, for much of the first half of 2000, many positive economic and political developments within the emerging-market countries were overshadowed by the sharp decline in the technology-heavy NASDAQ index in April, volatility in developed markets, and heightened investor caution regarding U.S. interest rates.

     Toward the end of June, most emerging markets rebounded as economic numbers pointed to a soft landing for the U.S. economy. This allayed investors' fears of further-escalating U.S. interest rates, and promising signs of economic recovery appeared from various emerging countries.

     As the technology sector began to rebound to some degree, signs of increasing fiscal discipline, industrial growth, and consumer recovery surfaced from Brazil and Mexico. Many countries in Asia showed indications that the benefits of robust exports, strong economic growth, and global outsourcing trends were not abating. In emerging Europe and the Middle East, Israel and Turkey reflected supportive economic environments, even in the face of heightened political tensions.

     Overall, emerging markets' growth helped offset the performance problems in the telecommunications and technology sector and helped produce strong returns for the fund. In fact, the fund outperformed its benchmark index for the 12-month period ended June 30, 2000, achieving a total return of 35.36 percent (CLASS A SHARES AT NET ASSET VALUE; IF THE MAXIMUM SALES CHARGE OF 5.75 PERCENT WERE INCLUDED, THE RETURN WOULD HAVE BEEN LOWER). THE FUND'S PERFORMANCE DURING THE ONE-YEAR PERIOD ENDED JUNE 30, 2000, WAS LARGELY ATTRIBUTABLE TO INVESTMENTS IN THE TELECOMMUNICATION AND TECHNOLOGY SECTORS

WHICH PERFORMED FAVORABLY FOR THE PERIOD. THERE IS NO GUARANTEE THAT THIS PERFORMANCE RECORD OR THE CIRCUMSTANCES LEADING TO IT CAN BE REPLICATED IN THE FUTURE. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. BY COMPARISON, THE IFC GLOBAL TOTAL RETURN COMPOSITE INDEX GENERATED A TOTAL RETURN OF 9.60 PERCENT FOR THE SAME PERIOD. THIS BROAD-BASED, UNMANAGED INDEX IS COMPOSED OF SECURITIES ON STOCK EXCHANGES IN LATIN AMERICA, EAST AND SOUTH ASIA, EUROPE, THE MIDDLE EAST, AND AFRICA, AND ASSUMES DIVIDENDS ARE REINVESTED. THIS INDEX DOES NOT REFLECT ANY COMMISSIONS OR SALES CHARGES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER THE PERFORMANCE OF THE INDEX. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. OF COURSE, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PLEASE REFER TO THE CHART AND FOOTNOTES ON PAGE 4 FOR ADDITIONAL FUND PERFORMANCE RESULTS. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN.

Q WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND, GIVEN THE RECOVERY YOU SAW IN MANY EMERGING MARKETS?

A Our strategy and style do not change due to market conditions. We always look for stocks of emerging-markets issuers with strong earnings growth, trading at reasonable valuations. In searching for these stocks, we use a "top-down" country criteria to determine which regions and countries are demonstrating positive change. Next, we use a "bottom-up" analysis to narrow our search to the best companies within those countries, and then do extensive research on those companies, their management, and their potential.

     We were heavily exposed to technology and telecommunications before the large explosion in the fourth quarter of 1999, as many of these companies had the highest growth prospects with reasonable valuations. We increased the fund's position in Telmex (a Mexican integrated telecommunications service provider), Locus (a South Korean communications equipment company), and Humax (a South Korean digital satellite manufacturer).

     Korea Telecom is a good example of how our investment strategy works, as the stock trades at a very significant discount to its peers yet maintains good growth prospects. Recently, it rolled out DSL (Digital Subscriber Line, which allows fast Internet access), which will add a new revenue stream to its already-solid business. Due to Korea Telecom's attractive valuations, we bought more of it late in the reporting period. Of course, not all of the stocks in the fund performed as favorably, nor is there any guarantee that any of the stocks mentioned above will continue to perform as well or will be held by the fund in the future. For additional fund highlights, please refer to page 6.

     The fund's overall strategy led to a rather pleasant problem: the price appreciation of the fund's top-performing stocks caused them to become a disproportionately large part of the portfolio. In fact, for the reporting period, two-thirds of the fund's portfolio was made up of telecommunications and technology stocks. Therefore, we sold a portion of them to reduce the portfolio's overall risk.

     In other emerging markets, we sold some Israeli technology-related stocks for a profit, and we added oil stocks Lukoil and Surgutneftegaz in Russia due to the strength in oil prices.

Q WHAT EFFECT MIGHT RISING INTEREST RATES IN THE UNITED STATES HAVE ON EMERGING MARKETS?

A Many emerging-market countries are net borrowers, so when interest rates in the United States rise, the cost of borrowing has tended to rise internationally as well. Rising interest rates in the United States have typically had a greater ripple effect in emerging markets such as Latin America, where there is a tendency to run current-account deficits. Asian countries, on the other hand, are generally savers and large exporters, which generates a surplus of money coming into those countries. Since their need for external financing is minimal, the impact of U.S. interest-rake hikes on Asian economies has usually been less pronounced.

Q WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

A We continue to be optimistic regarding the long-term prospects within the emerging markets. We are likely to add to Brazilian and Mexican equities in the media, telecommunications, and conglomerate industries--we believe stocks in these markets will continue to fare well, supported by positive economic trends coupled with attractive valuations and great earnings-growth potential. Politically speaking, with the recent victory of the PAN party in Mexico, the reigning PRI party was voted out for the first time in 70 years. This should serve as an eye-opener to the Mexican government and other Latin American governments seeking to embrace democracy, indicating that they will be held accountable for their decisions and removed from office if they don't serve the voting populace.

     We will continue to add to the fund's large Asian position. We are encouraged by trends in improving economic fundamentals and global outsourcing of production, which enhance prospects for the region.

     Our biggest concern for the emerging markets is whether the U.S. economy will experience a soft or hard landing. The United States represents one-third of the world's economy and, as such, is a leader in the financial markets. A hard landing would mean a significant slowdown in global growth, which would have a negative impact on the economies that export to the United States. Finally, if U.S. interest rates stabilize over the next six months, emerging markets will have the opportunity to perform based on their own fundamentals.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

ACCOUNT DEFICIT: A trade imbalance in which imports exceed exports.

CLASS A SHARES: A division of mutual fund shares, which are generally divided into three groupings, called Class A, Class B, and Class C shares. The specific features of each are dependent on varying fees and sales charges. In most cases, Class A shares will have no redemption fee (contingent deferred sales charge).

DIVIDEND: A distribution of earnings. Dividends may be in the form of cash, stock, or property. The board of directors must declare all dividends.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

HARD LANDING: Occurs when economic growth slows to a recession.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

SALES CHARGE: Also referred to as the load, this is a fee paid by a buyer to acquire shares in a mutual fund or a limited partnership.

SOFT LANDING: Occurs when economic growth slows but remains fast enough to prevent a recession. At the same time, growth slows enough to prevent inflation.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                            MARKET
DESCRIPTION                                                SHARES           VALUE

COMMON STOCKS 92.1%
BRAZIL  5.3%
CEMIG ADR ..............................................    15,827       $  273,821
Coteminas .............................................. 1,365,800           79,441
Coteminas ADR (c) ......................................    12,645           36,764
CRT 'A' (a) ............................................ 4,957,486        2,171,563
CVRD ADR ...............................................    33,089          934,764
Embratel 'A' ADR .......................................    48,980        1,157,152
Lojas Arupau S.A. ADR (a) ..............................    14,225               --
Petrobras ADR ..........................................     9,700          293,052
Tele Celular Sul ADR ...................................    11,294          511,054
Tele Centro Sul ADR ....................................    10,418          761,165
Tele Nordeste Celular ADR ..............................     2,895          200,479
Tele Norte Leste ADR ...................................    47,479        1,121,691
Telemig Celular ADR ....................................     2,079          148,649
Telesp Celular ADR .....................................    21,117          947,625
Unibanco GDR ...........................................    56,226        1,616,497
Votorantim Celulose e Papel S.A. ADR ...................    18,100          332,588
                                                                        -----------
                                                                         10,586,305
                                                                        -----------
CHILE  0.2%
Cia Telecom ADR ........................................    19,300          349,813
                                                                        -----------
CHINA  3.2%
AsiaInfo Holdings, Inc. (a) ............................       190            8,491
China Merchants Holdings International Co., Ltd. .......   521,000          357,559
China Unicom Ltd. (a) .................................. 1,007,000        2,137,881
China Unicom Ltd. ADR (a) ..............................     7,800          165,750
Cosco Pacific Ltd. .....................................   588,000          463,883
Guangdong Kelon Electrical Holdings Co. Ltd. ...........   147,000           79,671
Legend Holdings Ltd. ...................................   847,000          820,326
Nanjing Panda Electronics Co., Ltd. 'H' (a) ............   888,000          318,953
Netease.com, Inc. ADR ..................................     2,500           30,312
PetroChina Company Ltd. 'H' (a) ........................ 8,492,000        1,764,741
PetroChina Company Ltd. ADR (a) ........................     2,500           52,344
Yanzhou Coal Mining Co., Ltd. ADR ......................    13,928          139,280
Zhenhai Refining & Chemical Co., Ltd. 'H' ..............   565,400           87,760
                                                                        -----------
                                                                          6,426,951
                                                                        -----------


SEE NOTES TO FINANCIAL STATEMENTS      11

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                            MARKET
DESCRIPTION                                                SHARES           VALUE

CZECH REPUBLIC  0.4%
Cesky Telecom a.s. (a) ..................................   29,878       $  501,630
Cesky Telecom a.s. GDR (a) ..............................   14,318          238,633
                                                                        -----------
                                                                            740,263
                                                                        -----------

EGYPT  1.0%
Al-Ahram Beverages Co. S.A.E. GDR (a) ...................    9,871          169,534
Eastern Tobacco .........................................    5,198          113,385
Egypt Gas Co. ...........................................    2,900          131,453
Egyptian Co. for Mobile Services (a) ....................   47,915        1,559,351
                                                                        -----------
                                                                          1,973,723
                                                                        -----------

GREECE  2.2%
OTE S.A. ................................................  109,352        2,666,064
OTE S.A. ADR ............................................  154,356        1,881,214
                                                                        -----------
                                                                          4,547,278
                                                                        -----------

HONG KONG  4.9%
Asia Satellite Telecommunications Holdings Ltd. .........   67,000          229,049
China Telecom Ltd. (a) ..................................  407,000        3,589,411
China Telecom Ltd. ADR (a) ..............................   13,200        2,347,125
Citic Pacific Ltd. ......................................  137,000          717,029
Founder Holdings Ltd. (a) ...............................  560,000          249,631
Great Wall Technology Co., Ltd. .........................1,929,100        1,336,302
Phoenix Satellite Television Holdings Ltd. (a) ..........  702,000           97,706
SINA.com (a) ............................................    1,700           43,562
TCL International Holdings Ltd. (a) .....................2,032,000          742,890
Timeless Software Ltd. (a) ..............................  416,000          188,109
Yue Yuen Industrial Holdings Ltd. .......................  132,000          292,938
                                                                        -----------
                                                                          9,833,752
                                                                        -----------

HUNGARY  0.7%
Matav Rt. ...............................................   60,618          421,345
Matav Rt. ADR ...........................................   28,188          970,724
                                                                        -----------
                                                                          1,392,069
                                                                        -----------

INDIA  6.6%
Aptech Ltd. .............................................    8,200          155,359
Bharat Heavy Electricals Ltd. ...........................  105,300          314,721
BSES Ltd. ...............................................   47,000          258,421
Container Corp. of India Ltd. ...........................  114,500          441,075
Dabur India Ltd. ........................................    9,800          143,280
Gujarat Ambuja Cements Ltd. .............................   79,000          345,017
HCL Technologies Ltd. (a) ...............................   11,200          323,182
Hero Honda Motors Ltd. ..................................   14,600          322,900
Hindustan Lever Ltd. ....................................    9,924          630,413


                                     12        SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                            MARKET
DESCRIPTION                                                SHARES           VALUE

INDIA (CONTINUED)
Housing Development Finance Corp., Ltd. .................   48,440       $  606,504
India Info.com Ltd. (a,b) ...............................   47,630          204,814
Indo Gulf Corp., Ltd. ...................................   79,750           75,731
Infosys Technologies Ltd. ...............................   23,100        4,303,817
ITC Ltd. ................................................    1,250           22,247
Larson & Tourbo Ltd. 'A' ................................   15,700           86,746
Lupin Laboratories Ltd. .................................   25,500          112,109
Mahanagar Telephone Nigam Ltd. ..........................  150,750          724,377
Mahanagar Telephone Nigam Ltd. GDR ......................   23,300          214,069
NIIT Ltd. ...............................................    9,200          455,436
Reliance Industries Ltd. ................................   56,250          429,465
Reliance Industries Ltd. GDR ............................   10,000          210,000
Satyam Computer Services Ltd. (a) .......................   21,350        1,426,027
Sterlite Industries Ltd. ................................    9,500          177,287
Strides Arcolab Ltd. ....................................   11,000           60,851
Tata Engineering & Locomotive Co., Ltd. .................   74,700          206,282
Tata Tea Ltd. ...........................................   35,850          266,326
Videsh Sanchar Nigam Ltd. ...............................   11,950          323,787
Zee Telefilms Ltd. ......................................   48,200          483,673
                                                                        -----------
                                                                         13,323,916
                                                                        -----------
INDONESIA  0.6%
PT Gudang Garam Tbk .....................................  437,925          707,985
PT Indah Kiat Pulp & Paper Corp. (a) ....................  707,580          143,497
PT Semen Gresik Tbk .....................................  204,200          185,477
PT TELEKOMUNIKASI INDONESIA ADR .........................   31,484          218,420
                                                                        -----------
                                                                          1,255,379
                                                                        -----------
ISRAEL  8.3%
Aladdin Knowledge Systems (a) ...........................   17,270          273,082
Amdocs Ltd. (a) .........................................    6,428          493,349
BATM Advanced Communications Ltd. .......................    5,608          489,270
BreezeCom Ltd. (a) ......................................    7,920          344,520
Check Point Software Technologies Ltd. (a) ..............   10,206        2,161,120
Comverse Technology, Inc. (a) ...........................    6,526          606,918
DSP Group, Inc. (a) .....................................   15,495          867,720
ECI Telecommunications Ltd. .............................  121,553        4,345,520
Elbit Systems Ltd. ......................................        1               15
Galileo Technology Ltd. (a) .............................   52,668        1,132,362
Gilat Satellite Networks Ltd. (a) .......................   17,431        1,209,276
MIH Ltd. (a) ............................................    5,500          165,172
M-Systems Flash Disk Pioneers Ltd. (a) ..................    5,473          426,210
NICE-Systems Ltd. (a) ...................................    3,792          294,964
NICE-Systems Ltd. ADR (a) ...............................    4,730          365,097
Optibase Ltd. (a) .......................................   23,590          414,299


SEE NOTES TO FINANCIAL STATEMENTS      13

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                            MARKET
DESCRIPTION                                                SHARES           VALUE

ISRAEL (CONTINUED)
Orckit Communications Ltd. (a) ..........................   14,277        $ 430,095
Precise Software Solutions Ltd. .........................    2,260           54,240
RADWARE Ltd. (a) ........................................    8,908          236,062
Tecnomatix Technologies Ltd. (a) ........................   17,317          235,944
Teva Pharmaceutical Industries Ltd. ADR .................    7,900          437,956
TTI Team Telecom International Ltd. (a) .................   30,606        1,101,816
VCON Telecommunications Ltd. (a) ........................    7,384           77,823
Zoran Corp. (a) .........................................    9,880          651,462
                                                                        -----------
                                                                         16,814,292
                                                                        -----------

KOREA  20.9%
Chel Jedang Corp. .......................................    8,600        1,122,217
CJ39 Shopping Corp. .....................................    7,820          255,985
Communication Network Interface, Inc. (a) ...............   39,904          220,093
Daou Technology, Inc. ...................................      106            1,027
Dreamline Corp. (a) .....................................    1,318           36,289
Hana Bank ...............................................   14,950           93,184
Hanvit Bank .............................................  125,320          320,318
Hanvit Bank GDR (a) .....................................   66,050          330,250
Housing & Commercial Bank ...............................   25,291          592,000
Humax Co., Ltd. (a) .....................................   44,883          621,908
Hyundai Electronics Industries Co. ......................   54,350        1,072,353
Hyundai Securities Co. ..................................      391            3,892
Kookmin Bank ............................................   45,877          584,250
Korea Electric Power Corp. ..............................   33,960        1,053,802
Korea Electric Power Corp. ADR ..........................   31,050          572,484
Korea Technology Banking Co. ............................   25,630          275,832
Korea Telecom Corp. .....................................   70,180        6,180,737
Korea Telecom Corp. ADR .................................   52,710        2,549,846
Korea Telecom Freetel (a) ...............................    6,560          437,127
LG Electronics, Inc. ....................................   14,980          419,162
LG Home Shopping, Inc. ..................................    5,600          532,365
LG Information & Communication Ltd. .....................    2,330          131,020
LG Securities Co. .......................................   31,290          406,901
Locus Corp. (A) .........................................    1,840          149,342
Pantech Co., Ltd. .......................................   15,117          116,324
Pohang Iron & Steel Co., Ltd. ...........................    2,716          237,341
Samsung Electro-Mechanics Co. ...........................   28,749        1,802,251
Samsung Electronics Co. .................................   45,901       15,190,215
Samsung Securities Co., Ltd. ............................   25,410          558,324
Shinhan Bank ............................................   42,460          399,839
SK Telecom Co., Ltd. ....................................   14,610        4,782,538
SK Telecom Co., Ltd. ADR ................................   16,870          612,592
Telson Electronics Co., Ltd. ............................   44,264          470,419


                                       14      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                            MARKET
DESCRIPTION                                                SHARES           VALUE

KOREA (CONTINUED)
Tong Yang Confectionery Corp. ...........................    8,140       $  177,032
Trigem Computer, Inc. ...................................      590           11,826
                                                                        -----------
                                                                         42,321,085
                                                                        -----------

MALAYSIA  1.9%
British American Tobacco Bhd. ...........................   73,000          595,526
Commerce Asset Holdings Bhd. ............................   70,000          202,632
Digi.com Bhd. (a) .......................................  140,000          256,053
Malayan Banking Bhd. ....................................  178,000          721,368
Malaysian Pacific Industries Bhd. .......................   38,000          390,000
Public Bank Bhd. (a) ....................................  384,000          353,684
Resorts World Bhd. ......................................  106,000          290,105
Telekom Malaysia Bhd. ...................................  222,000          765,316
Tenaga Nasional Bhd. ....................................  111,000          362,211
                                                                        -----------
                                                                          3,936,895
                                                                        -----------
MEXICO  9.2%
Alfa 'A' ................................................  134,498          308,178
Banacci 'L' (a) .........................................  177,316          717,083
Banacci 'O' .............................................   85,243          363,787
Cemex CPO ...............................................  122,937          576,492
Cemex CPO ADR ...........................................   42,020          982,218
Cifra 'C' ...............................................  198,564          458,000
Cifra 'V' ...............................................  115,493          271,086
FEMSA (a) ...............................................  237,261        1,012,545
FEMSA ADR (a) ...........................................   15,313          659,416
Grupo Carso 'A1' (a) ....................................  183,784          651,736
Grupo Financiero Bancomer S.A. de C.V. 'O' (a) ..........  644,106          327,240
Grupo Financiero Bancomer S.A. de C.V. 'O' ADR (a,c) ....   31,915          324,234
Grupo Mexico S.A. 'B' (a) ...............................      500            1,407
Grupo Modelo S.A. 'C' ...................................   34,200           76,626
Grupo Sanborns S.A. 'B1' (a) ............................    9,025           14,489
Grupo Televisa S.A. GDR (a) .............................    3,450          237,834
Kimberly 'A' ............................................  142,453          405,292
Soriana 'B' (a) .........................................    5,900           23,500
Televisa CPO GDR (a) ....................................   42,927        2,959,280
Telmex ADR ..............................................  138,651        7,920,438
Wal-Mart de Mexico S.A. ADR (a) .........................    9,780          229,517
                                                                        -----------
                                                                         18,520,398
                                                                        -----------

POLAND  0.9%
Elektrim S.A. (a) .......................................   19,339          222,063
Polski Koncern Naftowy S.A. GDR .........................    3,100           29,898
Telekomunikacja Polska GDR ..............................  240,523        1,660,811
                                                                        -----------
                                                                          1,912,772
                                                                        -----------


SEE NOTES TO FINANCIAL STATEMENTS      15

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                            MARKET
DESCRIPTION                                                SHARES           VALUE

RUSSIA  3.6%
Lukoil Holding ADR .....................................    42,313      $ 2,163,041
Lukoil Holding ADR .....................................     9,500          191,140
Mustcom (a,b) .......................................... 8,129,779        1,695,059
Rostelecom ADR .........................................    10,210          139,111
Storyfirst Communications, Inc. (a,b,d) ................       600          511,308
Surgutneftegaz ADR (a) .................................   161,489        2,151,841
Unified Energy Systems GDR (a) .........................    52,700          606,050
Vimpel-Communications ADR (a) ..........................       170            3,761
                                                                        -----------
                                                                          7,461,311
                                                                        -----------

SOUTH AFRICA  3.7%
Anglo American Platinum Corp., Ltd. ....................    23,877          688,644
Bidvest Group Ltd. .....................................    76,329          527,262
BoE Ltd. ...............................................   167,416           95,137
De Beers Centenary AG ..................................    14,961          364,364
De Beers Consolidated Mines ADR ........................     1,200           29,175
Dimension Data Holdings Ltd. (a) .......................    93,935          777,823
Ellerine Holdings Ltd. .................................    55,710          239,286
Impala Platinum Holdings Ltd. ..........................     4,848          180,467
Liberty Life Association of Africa Ltd. ................    20,360          193,833
M-Cell Ltd. ............................................   256,520        1,243,791
Naspers Ltd. 'N' .......................................    22,431          187,063
Nedcor Ltd. ............................................    31,302          657,920
New Africa Investments Ltd. 'N' (a) ....................   417,910          104,863
Rembrant Group Ltd. ....................................   104,898          990,918
RMB Holdings Ltd. (a) ..................................         1                1
Sappi Ltd. .............................................    31,240          235,165
Sasol Ltd. .............................................   144,467          970,221
                                                                        -----------
                                                                          7,485,933
                                                                        -----------

TAIWAN  13.2%
Accton Technology Corp. (a) ............................   336,400          749,989
Acer Peripherals, Inc. .................................   404,784        1,146,174
Advanced Semiconductor Engineering, Inc. (a) ...........   221,116          676,482
Advantech Co., Ltd. ....................................    40,300          213,797
Ambit Microsystems Corp. ...............................    47,000          466,558
ASE Test Ltd. ADR (a) ..................................    14,900          438,619
Asustek Computer, Inc. .................................   204,531        1,690,834
Chinatrust Commercial Bank (a) .........................   330,640          287,326
Compal Electronics, Inc. ...............................    68,600          168,569
D-Link Corp. ...........................................   314,500          736,989
Delta Electronics, Inc. ................................   176,000          833,458
Dialer and Business (a) ................................   193,000          364,329
Far Eastern Textile Ltd. ...............................   447,320          556,147
Far Eastern Textile Ltd. GDR (a,c) .....................     4,800           60,000

                                       16      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                                   MARKET
DESCRIPTION                                                        SHARES           VALUE

TAIWAN (CONTINUED)
Faraday Technology Corp. (a) .................................     13,000       $  143,434
GigaMedia Ltd. (a) ...........................................      5,000           60,625
Hon Hai Precision Industry (a) ...............................    205,200        1,856,651
Hon Hai Precision Industry GDR (a) ...........................     14,100          338,400
International Commercial Bank of China .......................    324,500          274,597
Macronix International Co., Ltd. (a) .........................    214,310          537,083
Microelectronics Technology, Inc. (a) ........................     50,200          166,652
President Chain Store Corp....................................    201,000          752,319
ProMos Technologies, Inc. (a) ................................     64,000          259,333
Ritek Corp. (a) ..............................................     11,550           46,238
Ritek Corp. GDR (a) ..........................................     36,612          292,431
Siliconware Precision Industries Co. (a) .....................    293,350          658,784
Taishin International Bank ...................................    176,380          113,090
Taiwan Semiconductor Manufacturing Co. (a) ...................  1,392,280        6,615,879
United MicroElectronics Corp. Ltd. (a) .......................  1,462,800        4,070,607
Universal Scientific Industrial Co., Ltd......................    201,600          492,107
Winbond Electronics Corp. (a) ................................    430,110        1,245,884
WYSE Technology Taiwan Ltd....................................    160,000          286,412
Zinwell Corp. (a) ............................................     28,000          138,519
                                                                               -----------
                                                                                26,738,316
                                                                               -----------
THAILAND  1.2%
Advanced Information Services Co., Ltd. (a) ..................     78,400          976,623
BEC World Public Co., Ltd.....................................     53,200          317,774
Delta Electronics Public Co., Ltd.............................     70,160          494,299
Shinawatra Computer Co., Ltd..................................     61,580          323,816
Thai Farmers Bank Public Co., Ltd.............................    228,300          192,314
Total Access Communications Public Co., Ltd. (a) .............     18,800           75,576
                                                                               -----------
                                                                                 2,380,402
                                                                               -----------

TURKEY  4.1%
Alcatel Teletas Telekomunikasyon Endustri ve Ticaret A.S. (a)   1,061,000          230,858
Dogan Sirketler Grupo Holdings A.S............................ 36,116,200          873,152
Dogan Yayin Holdings A.S. (a) ................................ 21,699,000          367,219
Ege Biracilik Ve Malt Sanayii ................................ 11,744,500          766,631
Erciyas Biracilik Ve Malt Sanayii (a) ........................  1,843,488           86,166
Netas Northern Electric Telekomunikasyon A.S..................  2,582,702          287,224
Turkiye Garanti Bankasi A.S. (a) ............................. 67,243,000          812,840
Vestel Elektronik Sanayii ve Ticaret A.S. (a) ................  5,042,031        1,523,714
Yapi Ve Kredi Bankasi A.S. (a) ...............................291,192,714        3,238,369
Yapi Ve Kredi Bankasi A.S. GDR (a) ...........................      4,000           40,200
                                                                               -----------
                                                                                 8,226,373
                                                                               -----------

TOTAL COMMON STOCKS
    (Cost $171,705,315) ......................................                 186,227,226
                                                                               -----------


SEE NOTES TO FINANCIAL STATEMENTS      17

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                            MARKET
DESCRIPTION                                                SHARES           VALUE

PREFERRED STOCKS  3.4%
BRAZIL  3.4%
Banco Nacional (a,b) .................................  11,156,000      $       309
CEMIG ................................................   8,328,381          145,464
CRT (a) ..............................................   3,733,045        1,262,632
CVRD 'A' .............................................      18,938          534,485
Embratel 'A' .........................................  39,146,000          935,510
Lojas Arapua S.A. (a) ................................  12,437,000               --
Petrobras ............................................      36,118        1,091,451
Tele Celular Sul ADR .................................  58,590,452          282,638
Tele Centro Sul ......................................  56,130,952          812,319
Tele Nordeste Celular ................................  11,378,752           42,272
Tele Norte Leste .....................................  10,258,875          240,331
Telebras ADR .........................................         550           53,419
Telemig Celular ......................................  76,699,752          276,009
Telesp Celular .......................................  64,898,132        1,173,096
                                                                        -----------
                                                                          6,849,935
                                                                        -----------

COLOMBIA  0.0%
BanColombia (a) ......................................       7,150            5,228
                                                                        -----------

TOTAL PREFERRED STOCKS
    (Cost $6,850,386)                                                     6,855,163
                                                                        -----------
INVESTMENT COMPANY  0.0%
UNITED STATES  0.0%
Morgan Stanley Dean Witter Africa Investment Fund, Inc. (e)
    (Cost $57,769) ...................................       4,470           35,481
                                                                        -----------

TOTAL LONG-TERM INVESTMENTS  95.5%
    (Cost $178,613,470) ..............................                  193,117,870
                                                                        -----------


                                         18    SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                                 MARKET
DESCRIPTION                                              PAR VALUE               VALUE
SHORT-TERM INVESTMENT  2.5%
REPURCHASE AGREEMENT  2.5%
Chase Securities, Inc. 6.15%, dated                         $5,048,000
6/30/00, due 7/3/00, to be repurchased at $5,050,587,
collateralized by $5,350,000 U.S. Treasury Notes 5.50%,
due 5/15/09, valued at $5,156,063
    (Cost $5,048,000) .......................................................   $  5,048,000
                                                                                ------------

TOTAL INVESTMENTS IN SECURITIES  98.0%
    (Cost $183,661,470) .....................................................    198,165,870

FOREIGN CURRENCY  0.3%
    (Cost $598,367) .........................................................        599,512
                                                                                ------------

TOTAL INVESTMENTS  98.3%
    (Cost $184,259,837) .....................................................    198,765,382

OTHER ASSETS IN EXCESS OF LIABILITIES  1.7% .................................      3,516,278
                                                                                ------------

NET ASSETS  100% ............................................................   $202,281,660
                                                                                ============


(a)  NON-INCOME PRODUCING SECURITY

(b)  SECURITY VALUED AT FAIR VALUE--SEE NOTE 1A TO FINANCIAL STATEMENTS.

(c)  144A SECURITY--CERTAIN CONDITIONS FOR PUBLIC SALE MAY EXIST.

(d) RESTRICTED AS TO PUBLIC RESALE. TOTAL VALUE OF RESTRICTED SECURITIES AT JUNE 30, 2000 WAS $511,308 OR 0.25% OF NET ASSETS (TOTAL COST $1,500,000).

(e) THE FUND IS ADVISED BY AN AFFILIATE WHICH EARNS A MANAGEMENT FEE AS ADVISOR TO THE FUND.

ADR--AMERICAN DEPOSITARY RECEIPT

CPO--CERTIFICATE OF PARTICIPATION

GDR--GLOBAL DEPOSITARY RECEIPT


SEE NOTES TO FINANCIAL STATEMENTS      19

YOUR FUND'S INVESTMENTS
JUNE 30, 2000


          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION+

                                                                PERCENT OF
         INDUSTRY                                VALUE          NET ASSETS
Information Technology ..................... $ 69,736,834         34.5%
Telecommunication Services .................   61,731,797         30.5
Financials .................................   17,240,774          8.5
Consumer Discretionary .....................   13,676,869          6.8
Energy .....................................    8,794,488          4.3
Materials ..................................    7,169,307          3.6
Consumer Staples ...........................    6,036,150          3.0
Industrials ................................    4,573,749          2.2
Utilities ..................................    3,403,706          1.7
Health Care ................................      754,196          0.4
                                             ------------         ----
                                             $193,117,870         95.5%
                                             ============         ====

+ CLASSIFIED BY SECTORS WHICH REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.



                                    20      SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
JUNE 30, 2000

ASSETS:
Investments in Securities, at Value (Cost $183,661,470).............   $198,165,870
Foreign Currency (Cost $598,367)....................................        599,512
Receivable for:
  Fund Shares Sold..................................................      5,494,736
  Investments Sold..................................................      1,810,588
  Dividends.........................................................        236,632
  Interest..........................................................            862
Other...............................................................         18,234
                                                                       ------------
    Total Assets....................................................    206,326,434
                                                                       ------------
LIABILITIES:
Payable for:
  Investments Purchased.............................................      2,143,471
  Fund Shares Redeemed..............................................        642,798
  Bank Overdraft....................................................        266,450
  Investment Advisory Fees..........................................        241,284
  Deferred Country Tax..............................................        222,346
  Distribution Fees.................................................        198,914
  Custody Fees......................................................        156,695
  Shareholder Reporting Expenses....................................         50,188
  Professional Fees.................................................         46,774
  Administrative Fees...............................................         42,603
  Directors' Fees and Expenses......................................         31,897
Other...............................................................          1,354
                                                                       ------------
    Total Liabilities...............................................      4,044,774
                                                                       ------------
NET ASSETS..........................................................   $202,281,660
                                                                       ============

NET ASSETS CONSIST OF:
Capital Stock at Par
  ($.001 par value, Shares Authorized 2,625,000,000)................   $     15,429
Paid in Capital in Excess of Par....................................    208,695,492
Net Unrealized Appreciation on Investments and Foreign Currency
 Translations*......................................................     14,283,475
Accumulated Net Investment Loss.....................................       (544,187)
Accumulated Net Realized Loss.......................................    (20,168,549)
                                                                       ------------
NET ASSETS..........................................................   $202,281,660
                                                                       ============
  Class A Shares:
    Net Asset Value and Redemption Price Per Share (Based on Net Assets
    of $106,161,257 and 7,942,708 Shares Outstanding)...............   $      13.37
                                                                       ============
   Maximum Sales Charge............................................           5.75%
    Maximum Offering Price Per Share (Net Asset Value Per
    Share x 100/(100% - maximum sales charge))......................          14.19
                                                                       ============
  Class B Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets
    of $62,786,836 and 4,894,844 Shares Outstanding)**..............   $      12.83
                                                                       ============
  Class C Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets
    of $33,333,567 and 2,591,008 Shares Outstanding)**..............   $      12.87
                                                                       ============

 * NET OF ACCRUAL FOR DEFERRED COUNTRY TAX OF U.S. $222,346.
** REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS

Statement of Operations
YEAR ENDED JUNE 30, 2000

INVESTMENT INCOME:
Dividends..........................................................       1,250,061
Less Foreign Taxes Withheld........................................         (68,888)
                                                                       ------------
    Total Income...................................................       1,181,173
                                                                       ------------
EXPENSES:
Investment Advisory Fees...........................................       2,014,326
Distribution Fees (Attributed to Classes A, B and C of
  $203,080, $510,966 and $281,972, respectively)...................         996,018
Administrative Fees................................................         416,988
Custodian Fees.....................................................         309,307
Shareholder Reports................................................         194,202
Professional Fees..................................................          73,814
Transfer Agent Fees................................................          63,551
Filing and Registration Fees.......................................          51,201
Country Tax Expense................................................          45,931
Directors' Fees and Expenses.......................................          25,068
Other..............................................................           5,317
                                                                       ------------
    Total Expenses.................................................       4,195,723
    Less Expense Reductions........................................         (79,539)
                                                                       ------------
    Net Expenses...................................................       4,116,184
                                                                       ------------
NET INVESTMENT LOSS................................................    $ (2,935,011)
                                                                       ============
NET REALIZED GAIN/LOSS ON:
Investments........................................................     $38,435,508
Foreign Currency Transactions......................................        (443,161)
                                                                       ------------
Net Realized Gain..................................................      37,992,347
                                                                       ------------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period..........................................      10,264,407
                                                                       ------------
  End of the Period:
    Investments....................................................      14,504,400
    Foreign Currency Translations..................................        (220,925)
                                                                       ------------
                                                                         14,283,475
                                                                       ------------
Net Change in Unrealized Appreciation/Depreciation.................       4,019,068
                                                                       ------------
NET REALIZED GAIN/LOSS AND NET CHANGE IN
  UNREALIZED APPRECIATION/DEPRECIATION.............................     $42,011,415
                                                                       ============
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...............     $39,076,404
                                                                       ============

                                              SEE NOTES TO FINANCIAL STATEMENTS
                                      22

Statement of Changes in Net Assets
YEAR ENDED JUNE 30, 2000

                                                      YEAR ENDED       YEAR ENDED
                                                     JUNE 30, 2000   JUNE 30, 1999*
                                                     -------------   ------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Income/Loss......................     $  (2,935,011)  $     94,000
Net Realized Gain/Loss..........................        37,992,347    (31,365,000)
Net Change in Unrealized Appreciation/Depreciation       4,019,068     47,616,000
                                                     -------------   ------------
Net Increase in Net Assets Resulting from Operations    39,076,404     16,345,000
                                                     -------------   ------------
DISTRIBUTIONS:
In Excess of Net Realized Gain:
   Class A......................................                --         (1,000)
   Class B......................................                --         (1,000)
   Class C......................................                --         (1,000)
                                                     -------------   ------------
                                                                --         (3,000)
                                                     -------------   ------------
Return of Capital:
   Class A......................................                --        (29,000)
   Class B......................................                --        (14,000)
   Class C......................................                --         (9,000)
                                                     -------------   ------------
                                                                --        (52,000)
                                                     -------------   ------------
Net Decrease in Net Assets Resulting from
 Distributions..................................                --        (55,000)
                                                     -------------   ------------
CAPITAL SHARE TRANSACTIONS:
Subscribed......................................       162,638,033     59,525,000
Distributions Reinvested........................                --         54,000
Redeemed........................................      (122,901,021)   (92,463,000)
                                                     -------------   ------------
Net Increase/Decrease in Net Assets Resulting from
   Capital Share Transactions...................        39,737,012    (32,884,000)
                                                     -------------   ------------
Total Increase/Decrease in Net Assets...........        78,813,416    (16,594,000)
NET ASSETS--Beginning of Period.................       123,468,244    140,062,000
                                                     -------------   ------------
NET ASSETS--End of Period (Including accumulated net
   investment loss of $(544,187) and $(554,000),
   respectively)................................     $ 202,281,660   $123,468,000
                                                     =============   ============

* AMOUNTS ROUNDED TO THE NEAREST (000).

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights
                                   THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
                                   HIGHLIGHTS FOR ONE SHARE OF THE FUND
                                   OUTSTANDING THROUGHOUT THE
                                   PERIOD INDICATED.

                                                  YEAR ENDED JUNE 30,
                                   --------------------------------------------------
CLASS A SHARES                        2000#     1999#     1998#       1997       1996
                                   --------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD......................  $   9.87   $  7.98   $ 13.47   $  12.06   $  10.61
                                   --------   -------   -------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss.....     (0.18)     0.03        --       0.01       0.05
  Net Realized and
    Unrealized Gain/Loss.........      3.68      1.86     (4.49)      1.57       1.44
                                   --------   -------   -------   --------   --------
Total From Investment Operations       3.50      1.89     (4.49)      1.58       1.49
                                   --------   -------   -------   --------   --------
DISTRIBUTIONS
  Net Investment Income..........        --        --        --         --      (0.04)
  In Excess of Net Investment
    Income.......................        --        --        --      (0.04)        --
  Net Realized Gain..............        --        --     (0.73)     (0.13)        --
  In Excess of Net Realized Gain.        --     (0.00)+   (0.27)        --         --
  Return of Capital..............        --     (0.00)+      --         --         --
                                   --------   -------   -------   --------   --------
Total Distributions..............        --     (0.00)+   (1.00)     (0.17)     (0.04)
                                   --------   -------   -------   --------   --------
NET ASSET VALUE, END OF PERIOD...  $  13.37   $  9.87   $  7.98   $  13.47   $  12.06
                                   ========   =======   =======   ========   ========
TOTAL RETURN (1)..................   35.36%    23.92%   (34.31%)    13.54%     14.16%
                                   ========   =======   =======   ========   ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's). $106,161   $63,273   $74,959   $119,022   $114,850
Ratio of Expenses to Average
  Net Assets......................    2.20%     2.34%     2.27%      2.21%      2.16%
Ratio of Net Investment Income/
  Loss to Average Net Assets......   (1.43%)    0.44%     0.04%     (0.06%)     0.93%
Portfolio Turnover Rate...........     102%      132%       99%        82%        42%
-------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net Investment
    Income/Loss.....................  $0.01     $0.02     $0.03      $0.03      $0.02
Ratios Before Expense Reductions:
  Expenses to Average Net Assets....  2.25%     2.56%     2.60%      2.41%      2.56%
  Net Investment Income/Loss to
    Average Net Assets.............. (1.48%)    0.22%    (0.24%)    (0.27%)     0.53%
Ratio of Expenses to Average
  Net Assets excluding country tax
  expense and interest expense......  2.15%     2.15%     2.15%      2.15%      2.15%
-------------------------------------------------------------------------------------

+   AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.

#   CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


                                      24    SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

                                   THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
                                   HIGHLIGHTS FOR ONE SHARE OF THE FUND
                                   OUTSTANDING THROUGHOUT THE
                                   PERIOD INDICATED.

                                                                               AUGUST 1,
                                                 YEAR ENDED JUNE 30,            1995+ TO
                                      --------------------------------------    JUNE 30,
CLASS B SHARES                         2000#     1999#      1998#     1997       1996
                                      --------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD.........................  $  9.55   $  7.78   $  13.24   $ 11.94   $ 10.91
                                      -------   -------   --------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss........    (0.26)    (0.02)     (0.07)    (0.03)     0.01
  Net Realized and
    Unrealized Gain/Loss............     3.54      1.79      (4.39)     1.50      1.02
                                      -------   -------   --------   -------   -------
Total From Investment Operations....     3.28      1.77      (4.46)     1.47      1.03
                                      -------   -------   --------   -------   -------
DISTRIBUTIONS
  In Excess of Net Investment
    Income..........................       --        --        --      (0.04)       --
  Net Realized Gain.................       --        --      (0.73)    (0.13)       --
  In Excess of Net Realized Gain....       --     (0.00)++   (0.27)       --        --
  Return of Capital.................       --     (0.00)++      --        --        --
                                      -------   -------   --------   -------   -------
Total Distributions.................       --     (0.00)++   (1.00)    (0.17)       --
                                      -------   -------   --------   -------   -------
NET ASSET VALUE, END OF PERIOD......  $ 12.83   $  9.55   $   7.78   $ 13.24   $ 11.94
                                      =======   =======   ========   =======   =======
TOTAL RETURN (1)....................   34.35%    22.99%    (34.76%)   12.67%     9.45%*
                                      =======   =======   ========   =======   =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)...  $62,787   $38,313   $ 36,423   $35,966   $10,416
Ratio of Expenses to Average
  Net Assets........................    2.95%     3.09%      3.02%     2.96%     2.91%
Ratio of Net Investment Income/
  Loss to Average Net Assets........   (2.21%)   (0.29%)    (0.67%)   (0.64%)    0.30%
Portfolio Turnover Rate.............     102%      132%        99%       82%       42%*
----------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net Investment
    Income/Loss.....................    $0.01     $0.02      $0.03     $0.01     $0.02
Ratios Before Expense Reductions:
  Expenses to Average Net Assets....    3.00%     3.31%      3.35%     3.17%     3.31%
  Net Investment Income/Loss to
    Average Net Assets..............   (2.26%)   (0.51%)    (0.97%)   (0.87%)   (0.10%)
Ratio of Expenses to Average
  Net Assets excluding country tax
  expense and interest expense.....     2.90%     2.90%      2.90%     2.90%     2.90%
----------------------------------------------------------------------------------------

 *  NON-ANNUALIZED
 +  THE FUND BEGAN OFFERING CLASS B SHARES ON AUGUST 1, 1995.
++  AMOUNT IS LESS THAN $0.01 PER SHARE.
(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.
#   CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS     25

Financial Highlights
                                   THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
                                   HIGHLIGHTS FOR ONE SHARE OF THE FUND
                                   OUTSTANDING THROUGHOUT THE
                                   PERIOD INDICATED.

                                                  YEAR ENDED JUNE 30,
                                    -----------------------------------------------
CLASS C SHARES                       2000#     1999#     1998#      1997      1996
                                    -------   -------   -------   -------   -------
NET ASSET VALUE, BEGINNING
  OF PERIOD.......................  $  9.57   $  7.79   $ 13.26   $ 11.93   $ 10.53
                                    -------   -------   -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss......    (0.27)    (0.02)    (0.08)    (0.08)    (0.01)
  Net Realized and
    Unrealized Gain/Loss..........     3.57      1.80     (4.39)     1.55      1.41
                                    -------   -------   -------   -------   -------
Total From Investment Operations..     3.30      1.78     (4.47)     1.47      1.40
                                    -------   -------   -------   -------   -------
DISTRIBUTIONS
  In Excess of Net Investment
    Income........................       --        --        --     (0.01)       --
  Realized Gain...................       --        --     (0.73)    (0.13)       --
  In Excess of Net Realized Gain..       --     (0.00)+   (0.27)       --        --
  Return of Capital...............       --     (0.00)+      --        --        --
                                    -------   -------   -------   -------   -------
Total Distributions...............       --     (0.00)+   (1.00)    (0.14)       --
                                    -------   -------   -------   -------   -------
NET ASSET VALUE, END OF PERIOD....  $ 12.87   $  9.57   $  7.79   $ 13.26   $ 11.93
                                    =======   =======  ========   =======   =======
Total Return (1).................    34.38%    23.09%   (34.73%)   12.66%    13.30%
                                    =======   =======  ========   =======   =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's).. $33,334   $21,882   $28,680   $57,958   $43,601
Ratio of Expenses to Average
  Net Assets.......................   2.95%     3.09%     3.01%     2.96%     2.91%
Ratio of Net Investment Income/
  Loss to Average Net Assets.......  (2.24%)   (0.32%)   (0.76%)   (0.79%)   (0.11%)
Portfolio Turnover Rate............    102%      132%       99%       82%       42%
-----------------------------------------------------------------------------------
Effect of Voluntary Expense
 Reductions
  During the Period
  Per Share Benefit to Net Investment
    Income/Loss....................   $0.01     $0.02     $0.03     $0.02     $0.03
Ratios Before Expense Reductions:
  Expenses to Average Net Assets...   3.00%     3.31%     3.34%     3.17%     3.34%
  Net Investment Income/Loss to
    Average Net Assets.............  (2.29%)   (0.54%)   (1.03%)   (1.00%)   (0.54%)
Ratio of Expenses to Average
  Net Assets excluding country tax
  expense and interest expense.....   2.90%     2.90%     2.90%     2.90%     2.90%
-----------------------------------------------------------------------------------

+   AMOUNT IS LESS THAN $0.01 PER SHARE.
(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.
#   CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


                                      26    SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

     The Van Kampen Emerging Markets Fund, (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks long-term capital appreciation by investing primarily in equity securities of emerging country issuers. The Fund commenced operations on July 6, 1994. The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares.

1. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period.
Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market values. All other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying se-

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

curities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares. Distributions from the Fund are recorded on the ex-distribution date.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.
     The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2000, the Fund had an accumulated capital loss carryforward for tax purposes of $18,133,162, which will expire on June 30, 2007. Net realized gains or losses may differ for financial and tax reporting purposes as a result of losses relating to wash sale transactions.
     At June 30, 2000, for federal income tax purposes, cost of long- and short-term investments is $185,911,512, the aggregate gross unrealized appreciation is $35,130,161 and the aggregate gross unrealized depreciation is $22,875,803, resulting in net unrealized appreciation on long- and short-term investments of $12,254,358.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.
     Due to inherent differences in the recognition of income and expenses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. A permanent difference related to a net operating loss totaling $4,235,594 has been reclassified from paid in capital in excess of par to accumulated net investment loss. A permanent difference related to the recognition of certain expenses that are not deductible for tax purposes totaling $6,217 were reclassified from paid in capital in excess of par to accumulated net investment loss. A permanent difference of $346,631 related to a correction of the prior year capital loss was reclassified from accumulated net realized loss to paid in capital in excess of par. A permanent difference related to the recognition of net realized gains on foreign currency transactions totaling $443,161 was reclassified from accumulated net investment loss to accumulated net realized loss. Permanent differences related to the sale of Passive Foreign Investment Company securities totaling $8,825 were reclassified from accumulated net realized loss to accumulated net investment loss. A permanent difference related to taxes accrued against capital gains totaling $862,653 was reclassified from accumulated net investment loss to accumulated net realized loss.
     Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions includes the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions.
     The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility and potentially less publicly available information. Emerging markets may be subject

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc., a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets indicated as follows:

     AVERAGE DAILY NET ASSETS                      % PER ANNUM
     First $500 million.........................    1.25 of 1%
     Next $500 million..........................    1.20 of 1%
     Over $1 billion............................    1.15 of 1%

     The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                    CLASS B
                           CLASS A                AND CLASS C
                       MAX. OPERATING           MAX. OPERATING
                        EXPENSE RATIO            EXPENSE RATIO
                            2.15%                    2.90%

     For the period ended June 30, 2000, the Adviser voluntarily waived $79,539 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

     For the period ended June 30, 2000, the Fund recognized expenses of $8,740 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.
     For the period ended June 30, 2000, the Fund recognized expenses of $6,972 representing Van Kampen's cost of providing legal services to the Fund.
     Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer
Agency services are provided to the Fund by Van Kampen Investor Services
Inc., an affiliate of the Adviser.
     Van Kampen Funds Inc. (the "Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.
     The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B and Class C shares of the Fund redeemed within one to five years following such purchase. For the period ended June 30, 2000, the Distributor has advised the Fund that it earned initial sales charges of $510,820 for Class A shares and deferred sales charges of $172,407, and $4,766 for Class B shares and Class C shares, respectively.
     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.
     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.
     For the period ended June 30, 2000, the Fund incurred $14,845 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.
     At June 30, 2000, the Fund owned shares of affiliated funds for which the Fund earned dividend income of $1,102 during the period.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

3. CAPITAL TRANSACTIONS
The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a CDSC. Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares seven years after the end of the calendar month in which the shares were purchased. For the period ended June 30, 2000, no Class B shares converted to Class A shares. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                       CONTINGENT DEFERRED SALES
                                      CHARGE ON ASSETS SUBJECT TO
                                             SALES CHARGE
                                      ---------------------------
YEAR OF REDEMPTION                       CLASS B       CLASS C
First..............................         5.00%         1.00%
Second.............................         4.00%        None
Third..............................         3.00%        None
Fourth.............................         2.50%        None
Fifth..............................         1.50%        None
Thereafter.........................          None        None


NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

                                                          YEAR ENDED       YEAR ENDED
                                                        JUNE 30, 2000    JUNE 30, 1999*
                                                        -------------    --------------
CAPITAL SHARE TRANSACTIONS
CLASS A:
   Shares:
     Subscribed.......................................      9,539,735        6,660,000
     Distributions Reinvested.........................             --            4,000
     Redeemed.........................................     (8,010,633)      (9,639,000)
                                                         ------------     ------------
   Net Increase/Decrease in Class A Shares Outstanding      1,529,102       (2,975,000)
                                                         ============     ============
   Dollars:
     Subscribed.......................................   $121,961,746    $  48,869,000
     Distributions Reinvested.........................             --           30,000
     Redeemed.........................................    (98,726,701)     (68,213,000)
                                                         ------------     ------------
   Net Increase/Decrease..............................   $ 23,235,045    $ (19,314,000)
                                                         ============     ============
   Ending Paid in Capital.............................   $111,252,782+   $  88,430,000+
                                                         ============     ============
CLASS B:
   Shares:
     Subscribed.......................................      2,175,642          935,000
     Distributions Reinvested.........................             --            2,000
     Redeemed.........................................     (1,291,562)      (1,605,000)
                                                         ------------     ------------
   Net Increase/Decrease in Class B Shares Outstanding        884,080         (668,000)
                                                         ============     ============
   Dollars:
     Subscribed.......................................   $ 27,137,813     $  7,223,000
     Distributions Reinvested.........................             --           14,000
     Redeemed.........................................    (15,165,855)     (11,281,000)
                                                         ------------     ------------
   Net Increase/Decrease..............................   $ 11,971,958     $ (4,044,000)
                                                         ============     ============
   Ending Paid in Capital.............................   $ 64,130,625+    $ 52,409,000+
                                                         ============     ============
CLASS C:
   Shares:
     Subscribed.......................................      1,049,694          462,000
     Distributions Reinvested.........................             --            1,000
     Redeemed.........................................       (745,457)      (1,857,000)
                                                         ------------     ------------
   Net Increase/Decrease in Class C Shares Outstanding        304,237       (1,394,000)
                                                         ============     ============
   Dollars:
     Subscribed.......................................   $ 13,538,474     $  3,433,000
     Distributions Reinvested.........................             --           10,000
     Redeemed.........................................     (9,008,465)     (12,969,000)
                                                         ------------     ------------
   Net Increase/Decrease..............................   $  4,530,009     $ (9,526,000)
                                                         ============     ============
   Ending Paid in Capital.............................   $ 37,222,694+    $ 32,835,000+
                                                         ============     ============

*  AMOUNTS ROUNDED TO THE NEAREST (000).

+ ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX
  DIFFERENCES--SEE NOTE 1E.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

4. INVESTMENT TRANSACTIONS
For the period ended June 30, 2000, the Fund made purchases of $189,037,140 and sales of $159,820,509 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to security whose value is "derived" from the value of an underlying asset, reference rate or index.
     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, foreign currency exposure, maturity and duration, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.
     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FORWARD CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.
     At June 30, 2000, the Fund had no outstanding forward currency contracts.

B. SWAP TRANSACTIONS The Fund may enter into total return swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

     Realized gains or losses on maturity or termination of total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, if any, at the date of default.
     At June 30, 2000, the Fund had no open swap agreements.

6. BORROWINGS
In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered into a $650 million committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rata percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and
Shareholders of Van Kampen Emerging Markets Fund

    We have audited the accompanying statement of assets and liabilities of Van Kampen Emerging Markets Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2000, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Fund's financial statements and financial highlights for the periods ended prior to June 30, 2000, were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those statements.
     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Emerging Markets Fund as of June 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 11, 2000

VAN KAMPEN FUNDS

THE VAN KAMPEN
FAMILY OF FUNDS

GROWTH
   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Strategic Income
   Tax Managed Global Franchise
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return*
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income


CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term
     Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

-  visit our Web site at
www.vankampen.com --
to view a prospectus, select
DOWNLOAD PROSPECTUS   [ICON]

-  call us at 1-800-341-2911
weekdays from 7:00 a.m. to 7:00 p.m. central time. Telecommunications Device for the Deaf users, call 1-800-421-2833. [ICON]

-  e-mail us by visiting
www.vankampen.com and
selecting CONTACT US  [ICON]

* Closed to new investors
**Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN EMERGING MARKETS FUND

BOARD OF DIRECTORS
J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN*- Chairman
SUZANNE H. WOOLSEY

OFFICERS
RICHARD F. POWERS, III*
   Chairman, Director, President,
   Chief Executive Officer

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Chief Financial Officer and Treasurer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOSEPH P. STADLER*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER AND
ADMINISTRATOR

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER
MORGAN STANLEY DEAN WITTER INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN
THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND
TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL
SKADDEN, ARPS, SLATE, MEAGHER &
FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

-----------------------------------------------------------------------------
For federal income tax purposes, the following is furnished with respect to potential distributions to be paid by the Fund during the remainder of calendar year 2000. During the taxable year ended June 30, 2000, the Fund did not pay any distributions. Provided the Fund makes a distribution in December 2000, the Fund intends to pass through foreign tax credits of $931,541 and has derived gross income from sources within foreign countries amounting to $2,111,612.
-----------------------------------------------------------------------------
* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE
INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

(C)  VAN KAMPEN FUNDS INC., 2000. ALL RIGHTS RESERVED.

-SM- DENOTES A SERVICE MARK OF VAN KAMPEN FUNDS INC.

THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF
THE FUND. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS IT HAS BEEN PRECEDED OR IS ACCOMPANIED BY AN EFFECTIVE PROSPECTUS OF THE FUND WHICH CONTAINS ADDITIONAL INFORMATION ON HOW TO PURCHASE SHARES, THE SALES CHARGES ON SHARES OF THE FUND, AND OTHER PERTINENT DATA. AFTER DECEMBER 31, 2000, THE REPORT, IF USED WITH PROSPECTIVE INVESTORS, MUST BE ACCOMPANIED BY A QUARTERLY PERFORMANCE UPDATE, IF APPLICABLE.

RESULTS OF SHAREHOLDER VOTES
JUNE 30, 2000

A Joint Special Meeting of the Shareholders of the Emerging
Markets Fund (the "Fund") was held on December 15, 1999. The description of each proposal and number of shares voted are as follows:

1. To elect the following Directors to serve the Fund.

                                                          VOTED FOR     WITHHELD
J. Miles Branagan                                        7,357,916        30,417
Jerry D. Choate                                          7,356,916        31,417
Linda Hutton Heagy                                       7,356,916        31,417
R. Craig Kennedy                                         7,357,488        30,845
Mitchell M. Merin                                        7,355,909        32,424
Jack E. Nelson                                           7,356,916        31,417
Richard F. Powers, III                                   7,355,909        32,424
Phillip B. Rooney                                        7,356,676        31,657
Fernando Sisto                                           7,358,298        32,035
Wayne W. Whalen                                          7,356,744        31,589
Suzanne H. Woolsey                                       7,354,715        33,618
Paul G. Yovovich*                                        7,356,916        31,417


*EFFECTIVE APRIL 14, 2000, PAUL G. YOVOVICH RESIGNED FROM THE BOARD OF
DIRECTORS.

2. To ratify PricewaterhouseCoopers LLP to act as independent public accountants for the Fund.(1)

                                          AFFIRMATIVE      AGAINST       ABSTAIN
                                           7,350,180       12,611        25,532

(1) INDEPENDENT ACCOUNTANTS FOR THE FUND PERFORM AN ANNUAL AUDIT OF THE FUND'S FINANCIAL STATEMENTS. THE BOARD OF DIRECTORS HAS ENGAGED DELOITTE & TOUCHE LLP TO BE THE FUND'S INDEPENDENT ACCOUNTANTS.

PricewaterhouseCoopers LLP, located at 200 East Randolph Drive, Chicago, IL 60601 ("PWC"), ceased being the Fund's independent accountants effective May 18, 2000. The cessation of the client-auditor relationship between the Fund and PWC was based solely on a possible future business relationship by PWC with an affiliate of the Fund's investment adviser.

YOUR NOTES:

                                   VAN KAMPEN

                               EQUITY GROWTH FUND


                                 ANNUAL REPORT
                                 JUNE 30, 2000


                                   VAN KAMPEN
                                   F U N D S

                           TABLE OF CONTENTS

                                    OVERVIEW
                      LETTER TO SHAREHOLDERS     1
                           ECONOMIC SNAPSHOT     2

                         PERFORMANCE SUMMARY
                           RETURN HIGHLIGHTS     4
              GROWTH OF A $10,000 INVESTMENT     5        IT IS TIMES

                       PORTFOLIO AT A GLANCE              LIKE THESE
                            TOP TEN HOLDINGS     6
                            TOP FIVE SECTORS     6        WHEN MONEY-
            Q&A WITH YOUR PORTFOLIO MANAGERS     7
                           GLOSSARY OF TERMS    10        MANAGEMENT

                              BY THE NUMBERS              EXPERIENCE
                     YOUR FUND'S INVESTMENTS    11
                        FINANCIAL STATEMENTS    16        MAY MAKE
               NOTES TO FINANCIAL STATEMENTS    23
              REPORT OF INDEPENDENT AUDITORS    30        A DIFFERENCE.

                            VAN KAMPEN FUNDS
              THE VAN KAMPEN FAMILY OF FUNDS    31
       FUND OFFICERS AND IMPORTANT ADDRESSES    32
                 RESULT OF SHAREHOLDER VOTES    33


              ----------------------------------------------------
              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.
              ----------------------------------------------------

-----------------
PRESORTED
STANDARD
U.S. Postage
PAID
VAN KAMPEN
FUNDS
-----------------

468,568,668
EQG ANR 08/00
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

LETTER TO SHAREHOLDERS
JULY 20, 2000

Dear Shareholder,

Whether you have held your fund for years or just joined the Van Kampen family of shareholders in the last few months, you are likely to have questions and even some concerns about how recent market volatility has affected your investment. I encourage you to review the following Q&A in which your portfolio manager provides an update on how your fund is being managed in this environment.

It is times like these when money-management experience may make a difference. Toward that end, you should know that Van Kampen is one of the nation's oldest investment-management firms, with a history of money management dating back to 1926. Our portfolio managers have invested in all types of market conditions--during bull and bear markets, periods of inflation and rising interest rates, and now a technology revolution. We have managed money long enough to understand short-term market volatility and the value of investing for the long term.

OVERVIEW
As we move through the second half of 2000, count on us to continue to draw on the wisdom of our 74 years of experience. Along those lines, Van Kampen's "Generations of Experience" is the theme of a national advertising campaign that we recently kicked off. The message emphasizes our depth of investment-management history, as well as our firm belief that with the right investments, anyone can realize life's true wealth.

Sincerely,


/s/Richard F. Powers, III


Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH

BEGINNING IN THE SECOND QUARTER OF 2000, EVIDENCE OF SLOWER ECONOMIC GROWTH IN THE UNITED STATES EMERGED. HOWEVER, ANALYSTS BELIEVE IT MAY HAVE BEEN PREMATURE TO ASSUME THAT THE U.S. ECONOMY HAS SLOWED TO A SUSTAINABLE, NONINFLATIONARY PACE, WITH THE GROSS DOMESTIC PRODUCT (GDP), A MEASURE OF ECONOMIC GROWTH, UP
5.2 PERCENT ANNUALIZED IN THE SECOND QUARTER OF 2000.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER SPENDING REMAINED THE MAIN ENGINE OF GROWTH BEHIND THE U.S. ECONOMY. LIVING STANDARDS AND SPENDING HABITS WERE BOOSTED BY STRONG GAINS IN REAL INCOME, AND INDIVIDUAL WEALTH INCREASED SUBSTANTIALLY, PRIMARILY DUE TO A BUOYANT STOCK MARKET. NONETHELESS, DATA RELEASED IN THE SECOND QUARTER OF 2000 REFLECTED A MINOR DECREASE IN THE SPENDING OF INDIVIDUALS. IN JUNE, THE CONSUMER PRICE INDEX (CPI), THE LEADING INFLATION INDICATOR, ROSE HIGHER THAN EXPECTED--0.6 PERCENT MORE THAN THE PREVIOUS MONTH. THAT HEIGHTENED CONCERNS ABOUT INFLATION, AND THE PROSPECT OF ADDITIONAL FEDERAL RESERVE BOARD INTEREST-RATE INCREASES.

THE U.S. LABOR MARKET WAS STILL ROBUST DURING THIS TIME, AND JOB INSECURITY CONTINUED TO DECLINE. SOLID EMPLOYMENT GROWTH WAS ACCOMPANIED BY UNUSUALLY LARGE GAINS IN PRODUCTIVITY, WHICH LIMITED THE RISE IN UNIT LABOR COSTS ACROSS THE WHOLE ECONOMY. GIVEN THE HIGH EMPLOYMENT NUMBERS AND STRONG LEVELS OF PRODUCTIVITY, ANALYSTS BELIEVE AN INCREASE IN INTEREST RATES TO WARD OFF INFLATION AND FURTHER SLOW THE ECONOMY IS POSSIBLE.

INTEREST RATES AND INFLATION
DURING THE PAST FEW MONTHS, PERSISTENT STRENGTH IN CONSUMER SPENDING ACCOMPANIED BY A VERY TIGHT LABOR MARKET, RESULTED IN SOME INFLATION. THE CPI REACHED A LEVEL OF 2.7 PERCENT IN JANUARY 2000 AND 3.7 PERCENT IN JUNE 2000, CLEARLY DEMONSTRATING SIGNS OF INFLATION.

SINCE JUNE 1999, THE FEDERAL RESERVE HAS INCREASED THE FEDERAL FUNDS RATE SIX TIMES BY A TOTAL OF 175 BASIS POINTS TO LOWER ECONOMIC GROWTH AND DECREASE ANY FUTURE FEARS OF INFLATION. THESE INCREASES IN INTEREST RATES HELPED SLOW THE INTEREST-SENSITIVE AUTO AND HOUSING MARKETS.

MANY OBSERVERS BELIEVE INTEREST RATES COULD BE LIFTED FURTHER IN COMING MONTHS. WHILE MARKETS HAVE EXPERIENCED MUCH SHORT-TERM VOLATILITY, THE MARKET'S OUTLOOK COULD IMPROVE ONCE INTEREST-RATE HIKES CEASE.

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(JUNE 30, 1998 - JUNE 30, 2000)


            [EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]


        Jun    Sep    Dec    Mar    Jun    Sep    Dec    Mar    Jun
        98     98     98     99     99     99     99     00     00

       2.1%   3.8%   5.9%   3.5%   2.5%   5.7%   8.3%   4.8%   5.2%

SOURCE:  BUREAU OF ECONOMIC ANALYSIS




INTEREST RATES AND INFLATION
(JUNE 30, 1998 - JUNE 30, 2000)

            [EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                 Jun 98   Sep 98   Dec 98   Mar 99   Jun 99   Sep 99   Dec 99   Mar 00   Jun 00
INTEREST RATES   5.50%    5.25%    4.75%    4.75%    5.00%    5.25%    5.50%    6.00%    6.50%
INFLATION        1.70%    1.50%    1.60%    1.70%    2.00%    2.60%    2.70%    3.70%    3.70%


INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENT CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF JUNE 30, 2000)


                                              A SHARES  B SHARES  C SHARES
-----------------------------------------------------------------------------
One-year total return based on NAV(1)           27.26%    26.32%    26.34%
-----------------------------------------------------------------------------
One-year total return(2)                        19.90%    21.32%    25.34%
-----------------------------------------------------------------------------
Life-of-Fund average annual total return(2)     21.58%    23.06%    24.16%
-----------------------------------------------------------------------------
Commencement date                             5/29/98   5/29/98   5/29/98
-----------------------------------------------------------------------------


(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER.


(2) STANDARDIZED TOTAL RETURN. ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE.

     SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE WITH MARKET CONDITIONS.

     BECAUSE THE PRICES OF COMMON STOCKS AND OTHER SECURITIES FLUCTUATE, THE VALUE OF AN INVESTMENT IN THE FUND WILL VARY UPON THE FUND'S INVESTMENT PERFORMANCE.

     MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

GROWTH OF A $10,000 INVESTMENT
(MAY 29, 1998--JUNE 30, 2000)

[LINE CHART]

                                                    STANDARD & POOR'S 500 INDEX
                                               MEASURES THE PERFORMANCE OF 500 WIDELY
EQUITY GROWTH FUND                          HELD COMMON STOCKS FROM 83 INDUSTRIAL GROUPS.
5/98  $ 9,425                                                $10,000
6/99  $11,822                                                $12,275
6/00  $14,591                                                $13,165

Fund's Total Return
1 Year Total Return                                           19.90%
Inception Avg. Annual                                         21.58%

THIS CHART COMPARES YOUR

FUND'S PERFORMANCE TO THAT

OF THE STANDARD & POOR'S

500 INDEX OVER TIME.


THIS INDEX IS AN UNMANAGED BROAD-BASED, STATISTICAL COMPOSITE THAT DOES NOT INCLUDE ANY COMMISSIONS OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER THE PERFORMANCE OF THIS INDEX. THE HISTORICAL PERFORMANCE OF THE INDEX IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY; IT IS NOT MEANT TO FORECAST, IMPLY, OR GUARANTEE THE FUTURE PERFORMANCE OF ANY INVESTMENT VEHICLE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

THE ABOVE CHART REFLECTS THE PERFORMANCE OF CLASS A SHARES OF THE FUND. THE PERFORMANCE OF CLASS A SHARES WILL DIFFER FROM THAT OF OTHER SHARE CLASSES OF THE FUND BECAUSE OF THE DIFFERENCE IN SALES CHARGES AND/OR EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT SHARE CLASSES. THE FUND'S PERFORMANCE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS, AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES).

WHILE PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THE ABOVE INFORMATION PROVIDES A BROADER VANTAGE POINT FROM WHICH TO EVALUATE THE DISCUSSION OF THE FUND'S PERFORMANCE FOUND IN THE FOLLOWING PAGES.

PORTFOLIO AT A GLANCE


TOP TEN HOLDINGS*
(AS  A PERCENTAGE OF NET ASSETS--JUNE 30, 2000)



1.   TYCO INTERNATIONAL           6.0%
     Manufactures electrical components,
     communication systems, medical
     supplies, and fire-detection systems.


2.   PFIZER                       5.7%
     Manufactures pharmaceuticals, including
     Viagra and Lipitor, and consumer
     products such as Certs, Listerine, and
     Visine.


3.   GENERAL ELECTRIC             4.4%
     Produces appliances, lighting products,
     aircraft engines, and plastics.


4.   INTEL                        4.3%
     Designs, manufactures, and markets
     microcomputer components.


5.   CISCO SYSTEMS                4.3%
     Provides solutions that connect computing devices and computer networks.


6.   UNITED TECHNOLOGIES          3.9%
     Manufactures building systems and
     aerospace products, including elevators, engines, and helicopters.


7.   MICROSOFT                    2.8%
     Develops and supports a range of
     software products.


8.   HOME DEPOT                   2.8%
     Sells building materials and home-
     improvement products.


9.   NORTEL NETWORKS              2.4%
     Supplies network solutions to the
     communications industry worldwide.


10.  TIME WARNER                  2.0%
     The world's largest media company;
     operates a vast range of media and
     entertainment interests.




*EXCLUDES SHORT-TERM INVESTMENT



TOP FIVE SECTORS*
(AS A PERCENTAGE OF NET ASSETS--JUNE 30, 2000)

[BAR CHART]

Information Technology                       34.8%
Industrials                                  16.6%
Consumer Discretionary                       14.9%
Health Care                                  14.4%
Financials                                    7.0%


* THESE SECTORS REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN EQUITY GROWTH FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED JUNE 30, 2000. THE TEAM IS LED BY PHILIP W. FRIEDMAN AND WILLIAM S. AUSLANDER, PORTFOLIO MANAGERS, MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT, INC., BOTH OF WHOM HAVE MANAGED THE FUND SINCE SEPTEMBER, 1998. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

Q HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT IN WHICH THE FUND OPERATED, AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A    Overall, it was an extremely volatile period for the markets, and investors continued to favor growth stocks over value stocks, as they have for the last six years. (There can be no assurance that growth stocks will continue to be favored over value stocks in the future.)
     The Dow Jones Industrial Average started off the reporting period in a slump, losing more than six percent of its value in the third quarter of 1999. However, boosted by a market rally, it finished the year at a record high level. The Dow's results paled in comparison to the technology-heavy NASDAQ index, which finished the calendar year up an amazing 86 percent.
     This strength continued into the first quarter of 2000, but then cracks began to show in the market. The major indexes were unable to sustain their performance as the strength of the economy caused investors to worry about further interest-rate increases by the Federal Reserve Board (the Fed). Both the S&P 500 Index and the NASDAQ fell sharply beginning in April, due to concerns about technology stocks' high valuations and the effects of continued interest-rate increases on U.S. corporate earnings. Late in the reporting period, declines in housing starts and retail sales and increases in unemployment claims seemed to point to the economic slowdown the Fed had been trying to achieve with its interest-rate hikes.
      While this volatility challenged performance, the fund's strong showing in the first half of the reporting period allowed the fund to return 27.26 percent for the 12-month period ended June 30, 2000 (CLASS A SHARES AT NET ASSET VALUE; IF THE MAXIMUM SALES CHARGE OF 5.75 PERCENT WERE INCLUDED, THE RETURN WOULD HAVE BEEN LOWER). DUE TO RECENT MARKET ACTIVITY, FUND PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. BY COMPARISON, THE STANDARD & POOR'S 500 INDEX RETURNED 7.25 PERCENT. OF COURSE, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE S&P 500 INDEX IS AN UNMANAGED, BROAD-BASED INDEX THAT MEASURES THE PERFORMANCE OF 500 STOCKS FROM 83 INDUSTRIAL GROUPS AND REFLECTS THE GENERAL PERFORMANCE OF THE

STOCK MARKET. IT IS A STATISTICAL COMPOSITE THAT DOES NOT INCLUDE ANY COMMISSIONS OR SALES CHARGES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER THE PERFORMANCE OF THE INDEX. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. PLEASE REFER TO THE CHART AND FOOTNOTES ON PAGE 4 FOR ADDITIONAL FUND PERFORMANCE RESULTS.

Q    WHAT WAS YOUR STRATEGY FOR MANAGING THE FUND IN THIS ENVIRONMENT?

A    As always, we believe that identifying and investing in companies that appear to have the potential to generate surprisingly strong earnings growth is the best way to produce strong fund performance. We focus on three types of stocks, regardless of market conditions: classic growth stocks; nontraditional, lesser-known growth stocks; and growth stocks with strong fundamentals whose prices have been driven down by what we believe to be unfounded investor fears. The volatility we saw in the markets in the past year did not change our basic investment philosophy. Rather, it reinforced the value of what we do on a day-to-day basis, which is conducting extensive research on each company and strengthening our "information edge."

Q    WHAT STOCKS DID THIS STRATEGY IDENTIFY THAT HELPED FUND PERFORMANCE?

A    We were pleased with the success of our bottom-up stock picking, especially since we had a technology weighting comparable to our benchmark index. The fund's technology stocks, including Cisco Systems and Texas Instruments, helped boost fund performance.
     Portfolio positions in "old economy" stocks such as United Technologies, Pfizer/Warner Lambert, and Tyco were positive contributors to performance. We were especially pleased with the performance of Tyco, a diversified manufacturing and service company, given the major downward move its stock sustained in the fourth quarter of 1999 due to questions surrounding the firm's accounting methods. Tyco's stock rebounded for a couple of reasons. Late in the reporting period, the SEC inquiry into Tyco's accounting revealed that Tyco's methods did not lead to a misstatement of earnings, as some had believed. This was exactly what we had expected. Tyco also made a $4 billion acquisition of Mallinckrodt, a manufacturer and distributor of health-care products and services. Both of these events boosted Tyco's stock and helped fund performance. Keep in mind that not all stocks in the portfolio performed favorably, and there is no guarantee that any of these stocks will perform well or will be held by the fund in the future.

Q CAN YOU TALK ABOUT THE PFIZER/WARNER LAMBERT MERGER AND YOUR OUTLOOK FOR THE STOCK OF THE SURVIVING COMPANY, PFIZER?

A    Large-cap pharmaceutical stocks dramatically outperformed the market late in the reporting period, and Pfizer outperformed its peers. Its acquisition of Warner Lambert was formally completed in mid-June, but integration planning was already well underway. As such, we believe Pfizer will hit its cost-cutting targets earlier than expected. Prescription volume growth for most of the company's major drugs remains robust, particularly for Viagra and Zyrtec.

     We believe Pfizer remains a compelling investment, and it is a core holding in the fund's portfolio.

Q    WHICH STOCKS HURT THE FUND'S RETURN?

A    Not all technology stocks could be counted on for positive performance, with Microsoft detracting significantly from the fund's return. We were also disappointed by Motorola, whose stock performed poorly when the company did not do as well in the mobile handset market as expected.
     Many of the holdings that hurt the fund's performance were in the retail arena. One of our top holdings, Home Depot, the leading home improvement retailer, was among several retail stocks punished by the market, despite no change in its fundamentals. Although the company met Wall Street analysts' earnings estimates, issues such as accelerating labor and infrastructure expenses, rising interest rates, slower housing turnover, and the rising cost of gas created pressure on the stock as well as the retail sector in general. Further research led us to the conclusion that the stock's decline was an overreaction to short-term issues; in fact, we viewed this dip in the stock's price as a buying opportunity.

Q    WHAT DO YOU SEE AHEAD FOR THE MARKET AND THE FUND?

A    We believe the Fed is in its seventh-inning stretch on interest-rate hikes and that, combined with the surge of growth stocks late in the second quarter, makes us extremely optimistic about the prospect for large-cap growth stocks going forward. Signs of a soft landing for the economy, as well as strong fundamentals and compelling business opportunities in corporate America, are creating a favorable environment for growth stocks.

GLOSSARY OF TERMS


A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.


CLASS A SHARES: A division of mutual fund shares, which are generally divided into three groupings, called Class A, Class B, and Class C shares. The specific features of each are dependent on varying fees and sales charges. In most cases, Class A shares will have no redemption fee (contingent deferred sales charge).

DOW JONES INDUSTRIAL AVERAGE: The oldest and most widely recognized stock market average, which reflects the performance of 30 actively traded stocks of well-established, blue-chip companies.

OLD ECONOMY: Refers to established companies focusing more on industrial and manufacturing services.

SALES CHARGE: Also referred to as the load, this is a fee paid by a buyer to acquire shares in a mutual fund or a limited partnership.

SOFT LANDING: Occurs when economic growth slows but remains fast enough to prevent a recession.

STANDARD & POOR'S 500 INDEX: A broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks from 83 industrial groups. The index, which tracks industrial, transportation, financial, and utility stocks, to name a few, provides a guide to the overall health of the U.S. stock market.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

BY THE NUMBERS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000


THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.



                                                                         MARKET
DESCRIPTION                                              SHARES          VALUE


COMMON STOCKS+ 97.0%
CONSUMER DISCRETIONARY  14.9%
HOTELS RESTAURANTS & LEISURE  0.2%
Brinker International, Inc. (a) ...............            6,000       $  175,500
                                                                      -----------
MEDIA 9.1%
AMFM, Inc. (a) ................................           14,700        1,014,300
AT&T Corp. Liberty Media Group 'A' (a) ........           60,500        1,467,125
Clear Channel Communications, Inc. (a) ........           18,300        1,372,500
Comcast Corp. 'A' (a) .........................            2,100           81,637
Comcast Corp. 'A' (Special) (a) ...............           20,900          846,450
MediaOne Group, Inc. (a) ......................           17,600        1,170,224
Omnicon Group, Inc. ...........................            5,900          525,469
Time Warner, Inc. .............................           28,800        2,188,800
TV Guide, Inc. (a) ............................            7,200          246,600
Viacom, Inc.'B' (a) ...........................           13,194          899,666
                                                                      -----------
                                                                        9,812,771
                                                                      -----------
MULTILINE RETAIL 1.7%
Costco Wholesale Corp. (a) ....................           13,700          452,100
Wal-Mart Stores, Inc. .........................           24,000        1,383,000
                                                                      -----------
                                                                        1,835,100
                                                                      -----------
SPECIALTY RETAIL 3.9%
Home Depot, Inc. ..............................           60,200        3,006,238
Intimate Brands, Inc. .........................           27,200          537,200
Limited, Inc. (The) ...........................           15,000          324,375
Tiffany & Co. .................................            5,600          378,000
                                                                      -----------
                                                                        4,245,813
                                                                      -----------
TOTAL CONSUMER DISCRETIONARY ..................                        16,069,184
                                                                      -----------
CONSUMER STAPLES 4.5%
BEVERAGES 2.0%
Anheuser-Busch Cos., Inc. .....................           14,200        1,060,563
PepsiCo, Inc. .................................           23,900        1,062,056
                                                                      -----------
                                                                        2,122,619
                                                                      -----------
FOOD & DRUG RETAILING 0.7%
Safeway, Inc. (a) .............................           15,800          712,975
                                                                      -----------


SEE NOTES TO FINANCIAL STATEMENTS  11

YOUR FUND'S INVESTMENTS
JUNE 30, 2000



                                                                         MARKET
DESCRIPTION                                             SHARES           VALUE

FOOD PRODUCTS  0.5%
Keebler Foods Co. ...........................            4,800        $  178,200
Quaker Oats Co. .............................            5,500           413,187
                                                                      -----------
                                                                         591,387
                                                                      -----------
HOUSEHOLD PRODUCTS 0.5%
Procter & Gamble Co. ........................           10,200           583,950
                                                                      -----------
TOBACCO 0.8%
Philip Morris Cos., Inc .....................           31,700           842,031
                                                                      -----------
TOTAL CONSUMER STAPLES ......................                          4,852,962
                                                                      -----------
FINANCIALS 7.0%
BANKS 2.3%
Bank of New York Co., Inc. ..................           37,300         1,734,450
FleetBoston Financial Corp. .................           21,600           734,400
                                                                      -----------
                                                                       2,468,850
                                                                      -----------
DIVERSIFIED FINANCIALS 3.6%
American Express Co. ........................           23,300         1,214,513
Citigroup, Inc. .............................           31,250         1,882,812
Fannie Mae ..................................           15,700           819,344
                                                                      -----------
                                                                       3,916,669
                                                                      -----------
INSURANCE 1.1%
American International Group, Inc. ..........            9,800         1,151,500
                                                                      -----------
TOTAL FINANCIALS ............................                          7,537,019
                                                                      -----------
HEALTH CARE 14.4%
BIOTECHNOLOGY 0.9%
Amgen, Inc. (a) .............................            6,750           474,187
Genentech, Inc. (a) .........................            1,000           172,000
MedImmune, Inc. (a) .........................            4,400           325,600
                                                                      -----------
                                                                         971,787
                                                                      -----------
HEALTH CARE EQUIPMENT & SUPPLIES 0.3%
PE Corp.-PE Biosystems Group ................            5,500           362,313
                                                                      -----------
HEALTH CARE PROVIDERS & SERVICES 0.3%
HCA-The Healthcare Corp. (a) ................           12,100           367,537
                                                                      -----------
PHARMACEUTICALS 12.9%
Abbott Laboratories .........................            8,900           396,606
American Home Products Corp. ................           26,800         1,574,500
Bristol-Myers Squibb Co. ....................           13,300           774,725
Eli Lilly & Co. .............................            4,700           469,413
Johnson & Johnson ...........................           16,100         1,640,188
Merck & Co., Inc. ...........................           14,800         1,134,050
Pfizer, Inc. ................................          127,450         6,117,600


                                 12            SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000



                                                                         MARKET
DESCRIPTION                                            SHARES            VALUE

PHARMACEUTICALS (CONTINUED)
Pharmacia Corp. ...........................            26,418        $ 1,365,480
Schering-Plough Corp. .....................             7,200            363,600
Tularik, Inc. (a) .........................             2,500             73,750
                                                                      -----------
                                                                      13,909,912
                                                                      -----------
TOTAL HEALTH CARE .........................                           15,611,549
                                                                      -----------
INDUSTRIALS 16.6%
AEROSPACE & DEFENSE 5.2%
General Dynamics Corp. ....................            26,100          1,363,725
United Technologies Corp. .................            71,700          4,221,338
                                                                      -----------
                                                                       5,585,063
                                                                      -----------
COMMERCIAL SERVICES & SUPPLIES 0.1%
VeriSign, Inc. (a) ........................               900            158,850
                                                                      -----------
ELECTRICAL EQUIPMENT 0.1%
Capstone Turbine Corp. (a) ................             1,100             49,569
                                                                      -----------
INDUSTRIAL CONGLOMERATES 11.2%
General Electric Co. ......................            90,500          4,796,500
Textron, Inc. .............................            15,500            841,843
Tyco International Ltd. ...................           136,600          6,471,425
                                                                      -----------
                                                                      12,109,768
                                                                      -----------
TOTAL INDUSTRIALS .........................                           17,903,250
                                                                      -----------
INFORMATION TECHNOLOGY 34.8%
COMMUNICATIONS EQUIPMENT 14.1%
American Tower Corp. 'A' (a) ..............            25,800          1,075,538
CIENA Corp. (a) ...........................             3,900            650,081
Cisco Systems, Inc. (a) ...................            72,700          4,620,994
Corning, Inc. .............................             3,400            917,575
General Motors Corp. 'H' (a) ..............             4,400            386,100
JDS Uniphase Corp. (a) ....................            11,700          1,402,537
Juniper Networks, Inc. (a) ................             4,100            596,806
Lucent Technologies, Inc. .................            18,300          1,084,275
Motorola, Inc. ............................            48,000          1,395,000
Nortel Networks Corp. .....................            37,900          2,586,675
Pinnacle Holdings, Inc. (a) ...............             6,700            361,800
Spectrasite Holdings, Inc. (a) ............             4,900            139,038
Stratos Lightwave, Inc. (a) ...............             1,800             50,175
                                                                      -----------
                                                                      15,266,594
                                                                      -----------
COMPUTERS & PERIPHERALS  4.1%
EMC Corp. (a) .....................................     9,100            700,131
Hewlett-Packard Co. ...............................     5,500            686,813
International Business Machines Corp. .............     8,900            975,106


SEE NOTES TO FINANCIAL STATEMENTS  13

YOUR FUND'S INVESTMENTS
JUNE 30, 2000



                                                                         MARKET
DESCRIPTION                                                SHARES        VALUE

COMPUTERS & PERIPHERALS (CONTINUED)
Seagate Technology, Inc. (a) ......................         5,100    $   280,500
StorageNetworks, Inc. (a) .........................         2,900        261,725
Sun Microsystems, Inc. (a) ........................        16,200      1,473,188
                                                                      ----------
                                                                       4,377,463
                                                                      ----------
INTERNET SOFTWARE & SERVICES 0.8%
ASM Lithography Holding N.V. (a) ..................         6,600        291,225
Exfo Electro Optical Engineering, Inc. (a) ........         2,400        105,300
Genuity, Inc. (a) .................................        11,100        101,634
Yahoo!, Inc. ......................................         3,100        384,013
                                                                      ----------
                                                                         882,172
                                                                      ----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS 10.9%
Analog Devices, Inc. (a) ..........................         2,800        212,800
Applied Materials, Inc. (a) .......................        23,200      2,102,500
Broadcom Corp. 'A' (a) ............................         2,600        569,238
Infineon Technologies AG ADR (a) ..................         5,000        396,250
Intel Corp. .......................................        34,600      4,625,587
Intersil Holding Corp. (a) ........................         8,800        475,750
Maxim Integrated Products, Inc. (a) ...............        19,300      1,311,194
PMC-Sierra, Inc. (a) ..............................         1,200        213,225
Texas Instruments, Inc. ...........................        28,200      1,936,987
                                                                      ----------
                                                                      11,843,531
                                                                      ----------
SOFTWARE 4.9%
Inktomi Corp. (a) .................................         2,900        342,925
Microsoft Corp. (a) ...............................        37,800      3,024,000
Oracle Corp. (a) ..................................        22,900      1,925,031
                                                                      ----------
                                                                       5,291,956
                                                                      ----------
TOTAL INFORMATION TECHNOLOGY .....................................    37,661,716
                                                                      ----------
TELECOMMUNICATION SERVICES 4.6%
DIVERSIFIED TELECOMMUNICATION SERVICES 3.4%
BellSouth Corp. ...................................         5,100        217,388
Global Crossing Ltd. (a) ..........................         9,927        261,204
GTE Corp. .........................................        24,700      1,537,575
NEXTLINK Communications, Inc. (a) .................         2,900        110,019
Sprint Corp. ......................................        12,200        622,200
WorldCom, Inc. (a) ................................        20,300        931,262
                                                                      ----------
                                                                       3,679,648
                                                                      ----------
WIRELESS TELECOMMUNICATION SERVICES 1.2%
AT&T Wireless Group (a) ...........................         8,800        245,300
Crown Castle International Corp. (a) ..............        17,600        642,400


                                 14            SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000



                                                                             MARKET
DESCRIPTION                                                  SHARES          VALUE

WIRELESS TELECOMMUNICATION SERVICES (CONTINUED)
Nextel Communications, Inc. 'A' (a) ..............       6,300            $   385,481
                                                                          -----------
                                                                            1,273,181
                                                                          -----------
TOTAL TELECOMMUNICATION SERVICES ...............................            4,952,829
                                                                          -----------
UTILITIES 0.2%
ELECTRIC UTILITIES 0.2%
Montana Power Co. ................................       7,000                247,187
                                                                          -----------

TOTAL LONG-TERM INVESTMENTS  97.0%
    (Cost $86,714,673) .........................................          104,835,696
                                                                          -----------
                                                             PAR
                                                            VALUE
SHORT-TERM INVESTMENT 3.4%
REPURCHASE AGREEMENT 3.4%
Chase Securities, Inc. 6.15%, dated                      $   3,629,000
6/30/00, due 7/3/00, to be repurchased at $3,630,860,
collateralized by $2,860,000 U.S. Treasury Bonds 8.75%,
due 5/15/20, valued at $3,696,550
    (Cost $3,629,000) ...........................................            3,629,000
                                                                           -----------
TOTAL INVESTMENTS 100.4%
    (Cost $90,343,673) ..........................................          108,464,696
LIABILITIES IN EXCESS OF OTHER ASSETS -0.4%                                   (428,473)
                                                                           -----------

NET ASSETS 100%..................................................        $ 108,036,223
                                                                         =============

(a)  NON-INCOME PRODUCING SECURITY

ADR--AMERICAN DEPOSITARY RECEIPT

+ THE COMMON STOCKS ARE CLASSIFIED BY SECTORS WHICH REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.




SEE NOTES TO FINANCIAL STATEMENTS    15

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000

ASSETS:
Investments at Value (Cost $90,343,673) ...............................   $ 108,464,696
Cash ..................................................................          66,495
Receivable for:
  Fund Shares Sold ....................................................         847,254
  Investments Sold ....................................................         295,963
  Dividends ...........................................................          41,929
  Interest ............................................................             620
Deferred Organizational Costs .........................................           3,439
Other .................................................................           7,707
                                                                            -----------
    Total Assets ......................................................     109,728,103
                                                                            -----------
LIABILITIES:
Payable for:
  Investments Purchased ...............................................       1,296,222
  Distribution Fees ...................................................         119,280
  Fund Shares Redeemed ................................................         100,448
  Investment Advisory Fees ............................................          40,642
  Shareholder Reporting Expenses ......................................          36,768
  Directors' Fees and Expenses ........................................          23,603
  Administrative Fees .................................................          22,482
  Professional Fees ...................................................          19,129
  Custody Fees ........................................................          18,648
  Transfer Agent Fees .................................................           8,304
  Dividends Declared ..................................................              54
Other .................................................................           6,300
                                                                            -----------
    Total Liabilities .................................................       1,691,880
                                                                            -----------
NET ASSETS ............................................................   $ 108,036,223
                                                                            ===========

NET ASSETS CONSIST OF:
Capital Stock at Par ($.001 par value, Shares Authorized 2,625,000,000)   $       7,073
Paid in Capital in Excess of Par ......................................      84,503,476
Net Unrealized Appreciation on Investments ............................      18,121,023
Accumulated Net Realized Gain .........................................       5,428,497
Accumulated Net Investment Loss .......................................        (23,846)
                                                                            -----------
NET ASSETS ............................................................   $ 108,036,223
                                                                            ===========


                                 16            SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000

Class A Shares:
    Net Asset Value and Redemption Price Per Share (Based on Net Assets
    of $41,624,995 and 2,699,624 Shares Outstanding) ...................   $   15.42
                                                                           ==========
    Maximum Sales Charge ...............................................        5.75%
    Maximum Offering Price Per Share (Net Asset Value
    Per Share x 100/(100% - maximum sales charge)) .....................   $   16.36
                                                                           ==========
Class B Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets of
    $49,213,639 and 3,239,921 Shares Outstanding)* .....................   $   15.19
                                                                           ==========
Class C Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets of
    $17,197,589 and 1,133,103 Shares Outstanding)* .....................   $   15.18
                                                                           ==========


* REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.



SEE NOTES TO FINANCIAL STATEMENTS  17

STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 2000




INVESTMENT INCOME:
Dividends ..............................................................   $    407,060
Interest ...............................................................        119,478
                                                                           ------------
    Total Income .......................................................        526,538
                                                                           ------------

EXPENSES:
Investment Advisory Fees ...............................................        581,509
Distribution Fees (Attributed to Classes A, B and C of $67,201, $343,818
  and $114,059, respectively) ..........................................        525,078
Administrative Fees ....................................................        188,161
Shareholder Reports ....................................................         89,547
Filing and Registration Fees ...........................................         59,593
Transfer Agent Fees ....................................................         39,281
Custodian Fees .........................................................         28,957
Directors' Fees and Expenses ...........................................         24,292
Professional Fees ......................................................         19,584
Amortization of Organizational Costs ...................................         11,193
Other ..................................................................          2,462
                                                                           ------------
    Total Expenses .....................................................      1,569,657
    Less Expense Reductions ............................................       (136,048)
                                                                           ------------
    Net Expenses .......................................................      1,433,609
                                                                           ------------
NET INVESTMENT LOSS ....................................................   $   (907,071)
                                                                           ============
NET REALIZED GAIN/LOSS ON:
Investments ............................................................   $  8,312,381
                                                                           ------------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period ..............................................      9,174,665
                                                                           ------------
  End of the Period:
    Investments ........................................................     18,121,023
                                                                           ------------
Net Change in Unrealized Appreciation/Depreciation .....................      8,946,358
                                                                           ------------
NET REALIZED GAIN/LOSS AND NET CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION ............................................   $ 17,258,739
                                                                           ============
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...................   $ 16,351,668
                                                                           ============



                                   18          SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED JUNE 30, 2000





                                                             YEAR ENDED       YEAR ENDED
                                                           JUNE 30, 2000     JUNE 30, 1999*
                                                           -------------     -------------

INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Loss ...................................   $    (907,071)   $    (364,000)
Net Realized Gain .....................................       8,312,381          502,000
Net Change in Unrealized Appreciation/Depreciation ....       8,946,358        9,036,000
                                                          -------------    -------------
Net Increase in Net Assets Resulting from Operations ..      16,351,668        9,174,000
                                                          -------------    -------------
DISTRIBUTIONS:
NET REALIZED GAIN:
Class A ...............................................        (773,283)          (3,000)
Class B ...............................................      (1,057,330)          (4,000)
Class C ...............................................        (336,667)          (1,000)
                                                           -------------   --------------
Net Decrease in Net Assets Resulting from Distributions      (2,167,280)          (8,000)
                                                           -------------   --------------
CAPITAL SHARES TRANSACTIONS:
Subscribed ............................................      61,360,897       47,489,000
Distributions Reinvested ..............................       1,959,132            8,000
Redeemed ..............................................     (18,066,080)     (13,208,000)
                                                           -------------   -------------
Net Increase in Net Assets Resulting from
   Capital Share Transactions .........................      45,253,949       34,289,000
                                                           -------------   -------------
Total Increase in Net Assets ..........................      59,438,337       43,455,000
NET ASSETS--Beginning of Period .......................      48,597,886        5,143,000
                                                           -------------   -------------
NET ASSETS--End of Period (Including accumulated
   net investment loss of $(23,846) and $(8,000),
   respectively) ......................................   $ 108,036,223    $  48,598,000
                                                          ==============   =============


*  AMOUNTS ROUNDED TO THE NEAREST (000).



SEE NOTES TO FINANCIAL STATEMENTS    19

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.


                                                           YEAR ENDED JUNE 30,     MAY 29, 1998*
                                                          --------------------
CLASS A SHARES                                                 2000#       1999#   TO JUNE 30, 1998
                                                          -----------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ..................   $   12.54     $   10.29          $  10.00
                                                          ---------     ---------          --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Loss .................................       (0.11)        (0.06)               --
  Net Realized and Unrealized Gain ....................        3.47          2.31              0.29
                                                          ---------     ---------          --------
Total From Investment Operations ......................        3.36          2.25              0.29
                                                          ---------     ---------          --------
DISTRIBUTIONS
  Net Realized Gain ...................................       (0.48)        (0.00)+              --
                                                          ---------     ---------          --------
NET ASSET VALUE, END OF PERIOD ........................   $   15.42     $   12.54          $  10.29
                                                          =========     =========          ========
TOTAL RETURN (1) ......................................      27.26%        21.90%             2.90%**
                                                          =========     =========          ========

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) .....................   $  41,625     $  17,185          $  2,057
Ratio of Expenses to Average Net Assets ...............       1.50%         1.50%             1.50%
Ratio of Net Investment Income/Loss to
  Average Net Assets ..................................      (0.77%)       (0.57%)            0.51%
Portfolio Turnover Rate ...............................         73%          126%               19%**
------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net Investment Loss ............   $    0.03     $    0.05          $   0.02
Ratios Before Expense Reductions:
  Expenses to Average Net Assets ......................       1.69%         1.98%             4.06%
  Net Investment Loss to Average
    Net Assets ........................................      (0.96%)       (1.05%)           (2.05%)
------------------------------------------------------------------------------------------------------

*    COMMENCEMENT OF OPERATIONS

**   NON-ANNUALIZED

+    AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.

#    CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.



                                 20            SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.



                                                  YEAR ENDED JUNE 30,
                                             ----------------------------      MAY 29, 1998*
CLASS B SHARES                                  2000#          1999#          TO JUNE 30, 1998
                                             --------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD .....   $    12.45     $    10.28         $   10.00
                                             ----------     ----------         ----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Loss ....................        (0.21)         (0.14)               --
  Net Realized and Unrealized Gain .......         3.43           2.31              0.28
                                             ----------     ----------         ----------
Total From Investment Operations .........         3.22           2.17              0.28
                                             ----------     ----------         ----------
DISTRIBUTIONS
  Net Realized Gain ......................        (0.48)         (0.00)+              --
                                             ----------     ----------         ----------
NET ASSET VALUE, END OF PERIOD ...........   $    15.19     $    12.45         $   10.28
                                             ==========     ==========         ==========
TOTAL RETURN (1) .........................       26.32%         21.14%             2.80%**
                                             ==========     ==========         ==========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ........   $   49,214     $   23,978         $   1,543
Ratio of Expenses to Average Net Assets ..        2.25%          2.25%             2.25%
Ratio of Net Investment Loss to
  Average Net Assets .....................       (1.52%)        (1.34%)           (0.25%)
Portfolio Turnover Rate ..................          73%           126%               19%**
------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net Investment Loss   $     0.03     $     0.05         $    0.02
Ratios Before Expense Reductions:
  Expenses to Average Net Assets .........        2.44%          2.72%             4.81%
  Net Investment Loss to Average
    Net Assets ...........................       (1.71%)        (1.81%)           (2.81%)
------------------------------------------------------------------------------------------------------

*   COMMENCEMENT OF OPERATIONS

**  NON-ANNUALIZED

+   AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) TOTAL RETURN IS CALCULATED EXCLUSIVE
    OF SALES CHARGES OR DEFERRED SALES
    CHARGES.

#  CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS    21

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.



                                                    YEAR ENDED JUNE 30,        MAY 29, 1998*
                                             ----------------------------
CLASS C SHARES                                  2000#          1999#          TO JUNE 30, 1998
                                             --------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD .....   $   12.44     $    10.28        $   10.00
                                             ---------     ----------        ---------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Loss ....................       (0.21)         (0.14)              --
  Net Realized and Unrealized Gain .......        3.43           2.30             0.28
                                             ---------     ----------        ---------
Total From Investment Operations .........        3.22           2.16             0.28
                                             ---------     ----------        ---------
DISTRIBUTIONS
  Net Realized Gain ......................       (0.48)         (0.00)+             --
                                             ---------     ----------        ---------
NET ASSET VALUE, END OF PERIOD ...........   $   15.18     $    12.44        $   10.28
                                             =========     ==========        =========
TOTAL RETURN (1) .........................      26.34%         21.04%            2.80%**
                                             =========     ==========        =========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ........   $  17,197     $    7,435        $   1,543
Ratio of Expenses to Average Net Assets ..       2.25%          2.25%            2.25%
Ratio of Net Investment Loss to
  Average Net Assets .....................      (1.52%)        (1.32%)          (0.25%)
Portfolio Turnover Rate ..................         73%           126%              19%**
--------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net Investment Loss   $    0.03     $     0.05        $    0.02
Ratios Before Expense Reductions:
  Expenses to Average Net Assets .........       2.44%          2.75%            4.81%
  Net Investment Loss to Average
    Net Assets ...........................      (1.71%)        (1.81%)          (2.81%)
--------------------------------------------------------------------------------------

*    COMMENCEMENT OF OPERATIONS

**   NON-ANNUALIZED

+    AMOUNT IS LESS THAN $0.01 PER SHARE.

(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.

#    CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.



                                    22        SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000




     The Van Kampen Equity Growth Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term capital appreciation by investing primarily in growth-oriented equity securities of medium and large capitalization companies. The Fund commenced operations on May 29, 1998.

1.  SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transac-

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000


tion, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares. Distributions from the Fund are recorded on the ex-distribution date.

D. ORGANIZATIONAL COSTS The organizational costs of the Fund are being amortized on a straight line basis over the 60 month period ending May 27, 2003 beginning with the Fund's commencement of operations. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
    Net realized gains or losses may differ for financial and tax reporting purposes as a result of losses relating to wash sale transactions.
    At June 30, 2000, for federal income tax purposes, cost of long- and short-term investments is $90,765,670; the aggregate gross unrealized appreciation is $19,925,266 and the aggregate gross unrealized depreciation is $2,226,240, resulting in net unrealized appreciation on long- and short-term investments of $17,699,026.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

F. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.
     Due to inherent differences in the recognition of income and expenses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. A permanent difference related to a net operating loss which may be used as an offset against short-term gains for tax purposes totaling $879,902 has been reclassified from accumulated net realized gain to accumulated net investment loss. A permanent difference of $19,122 related to a correction of the prior year net operating loss was reclassified from paid in capital in excess of par to accumulated net realized gain. A permanent difference of $11,193 related to non-deductible organization costs has been reclassified from paid in capital in excess of par to accumulated net investment loss. A permanent difference of $1,779 related to a partnership investment was reclassified from paid in capital in excess of par to accumulated net realized gain.
     Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc., a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets indicated as follows:


    AVERAGE DAILY NET ASSETS             % PER ANNUM

   First $500 million....................   .80 of 1%

   Next $500 million.....................   .75 of 1%

   Over $1 billion.......................   .70 of 1%

The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                            CLASS A        CLASS B AND CLASS C
                        MAX. OPERATING       MAX. OPERATING
                         EXPENSE RATIO        EXPENSE RATIO
                        ---------------    --------------------
                             1.50%                2.25%

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000


     For the period ended June 30, 2000, the Adviser voluntarily waived $136,048 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.
     For the period ended June 30, 2000, the Fund recognized expenses of $4,565 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.
     For the period ended June 30, 2000, the Fund recognized expenses of $6,449 representing Van Kampen's cost of providing legal services to the Fund.
     Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.
     Van Kampen Funds Inc. (the "Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.
     The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B and Class C shares of the Fund redeemed within one to five years following such purchase. For the period ended June 30, 2000, the Distributor has advised the Fund that it earned initial sales charges of $503,923 for Class A shares and deferred sales charges of $91,356 and $2,256 for Class B shares and Class C shares, respectively.
     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.
     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.
     For the period ended June 30, 2000, the Fund incurred $4,580 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

3.  CAPITAL TRANSACTIONS
The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a CDSC. Class B shares automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. For the period ended June 30, 2000, no Class B shares converted to Class A shares. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:


                            CONTINGENT DEFERRED SALES
                           CHARGE ON ASSETS SUBJECT TO
                                 SALES CHARGE
                           ---------------------------
YEAR OF REDEMPTION            CLASS B      CLASS C
First ....................     5.00%        1.00%
Second ...................     4.00%        None
Third ....................     3.00%        None
Fourth ...................     2.50%        None
Fifth ....................     1.50%        None
Thereafter ...............     None         None

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000


                                                  YEAR ENDED      YEAR ENDED
                                                JUNE 30, 2000   JUNE 30, 1999*
                                                --------------  ---------------

CAPITAL SHARE TRANSACTIONS
CLASS A:
   Shares:
     Subscribed .............................      1,789,258       1,629,000
     Distributions Reinvested ...............         52,968              --
     Redeemed ...............................       (512,671)       (459,000)
                                                 -----------    -------------
   Net Increase in Class A Shares Outstanding      1,329,555       1,170,000
                                                 ============   =============
   Dollars:
     Subscribed .............................    $25,853,358    $ 16,596,000
     Distributions Reinvested ...............        724,074           3,000
     Redeemed ...............................     (7,382,190)     (4,778,000)
                                                 -----------    -------------
   Net Increase .............................    $19,195,242    $ 11,821,000
                                                 ============   =============
   Ending Paid in Capital ...................    $33,016,419+   $ 13,821,000+
                                                 ============   =============
CLASS B:
   Shares:
     Subscribed .............................      1,879,249       2,258,000
     Distributions Reinvested ...............         70,232              --
     Redeemed ...............................       (635,631)       (482,000)
                                                 -----------    -------------
   Net Increase in Class B Shares Outstanding      1,313,850       1,776,000
                                                 ============   =============
   Dollars:
     Subscribed .............................    $26,489,423    $ 23,038,000
     Distributions Reinvested ...............        949,535           4,000
     Redeemed ...............................     (8,938,128)     (5,054,000)
                                                 -----------    -------------
   Net Increase .............................    $18,500,830    $ 17,988,000
                                                 ============   =============
   Ending Paid in Capital ...................    $37,988,069+   $ 19,488,000+
                                                 ============   =============
CLASS C:
   Shares:
     Subscribed .............................        640,134         788,000
     Distributions Reinvested ...............         21,372              --
     Redeemed ...............................       (125,973)       (340,000)
                                                 -----------    -------------
   Net Increase in Class C Shares Outstanding        535,533         448,000
                                                 ============   =============
   Dollars:
     Subscribed .............................    $ 9,018,116    $  7,855,000
     Distributions Reinvested ...............        285,523           1,000
     Redeemed ...............................     (1,745,762)     (3,376,000)
                                                 -----------    -------------
   Net Increase .............................    $ 7,557,877    $  4,480,000
                                                 ============   =============
   Ending Paid in Capital ...................    $13,538,155+   $  5,980,000+
                                                 ============   =============


*    AMOUNTS ROUNDED TO THE NEAREST (000).

+ ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX DIFFERENCES--SEE NOTE 1F.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000


4.  INVESTMENT TRANSACTIONS
For the period ended June 30, 2000, the Fund made purchases of $91,653,934 and sales of $51,789,326 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5.  BORROWINGS
In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered into a $650 million committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rata percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

REPORT OF INDEPENDENT AUDITORS


To the Board of Directors and Shareholders of Van Kampen Equity Growth Fund

     We have audited the accompanying statement of assets and liabilities of Van Kampen Equity Growth Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2000, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Fund's financial statements and financial highlights for the periods ended prior to June 30, 2000, were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those statements.
        We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Equity Growth Fund as of June 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
Chicago, Illinois
August 11, 2000

                                VAN KAMPEN FUNDS



THE VAN KAMPEN
FAMILY OF FUNDS

GROWTH
   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Strategic Income
   Tax Managed Global Franchise
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return*
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term
     Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
   www.vankampen.com --
   to view a prospectus, select
   DOWNLOAD PROSPECTUS
[GRAPHIC]
-  call us at 1-800-341-2911
   weekdays from 7:00 a.m. to 7:00 p.m.
   central time. Telecommunications
   Device for the Deaf users,
   call 1-800-421-2833.
[GRAPHIC]
-  e-mail us by visiting
   www.vankampen.com and
   selecting CONTACT US
[GRAPHIC]

*  Closed to new investors
** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN EQUITY GROWTH FUND

BOARD OF DIRECTORS
J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN*- Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   Chairman, Director, President,
   Chief Executive Officer

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Chief Financial Officer and
   Treasurer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOSEPH P. STADLER*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER AND
ADMINISTRATOR

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER

MORGAN STANLEY DEAN WITTER INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN

THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND
TRANSFER AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL

SKADDEN, ARPS, SLATE, MEAGHER &
FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601


For federal income tax purposes, the following is furnished with respect to the distributions paid by the Fund during its taxable year ended June 30, 2000. The Fund designated and paid $622,042 as a 20% rate gain distribution. In January 2000, the Fund provided tax information to shareholders for the 1999 calendar year. For corporate shareholders 22% of the distribution qualifies for the dividend received deduction.



* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

-C-  VAN KAMPEN FUNDS INC., 2000. ALL RIGHTS RESERVED.

-SM- DENOTES A SERVICE MARK OF VAN KAMPEN FUNDS INC.

     THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS IT HAS BEEN PRECEDED OR IS ACCOMPANIED BY AN EFFECTIVE PROSPECTUS OF THE FUND WHICH CONTAINS ADDITIONAL INFORMATION ON HOW TO PURCHASE SHARES, THE SALES CHARGES ON SHARES OF THE FUND, AND OTHER PERTINENT DATA. AFTER DECEMBER 31, 2000, THE REPORT, IF USED WITH PROSPECTIVE INVESTORS, MUST BE ACCOMPANIED BY A QUARTERLY PERFORMANCE UPDATE, IF APPLICABLE.

RESULTS OF
SHAREHOLDER VOTES
JUNE 30, 2000


A Joint Special Meeting of the Shareholders of the Equity Growth
Fund (the "Fund") was held on December 15, 1999. The description of each proposal and number of shares voted are as follows:

1. To elect the following Directors to serve the Fund.


                                        VOTED FOR       WITHHELD
J. Miles Branagan..................... 3,598,779        15,722
Jerry D. Choate ...................... 2,598,276        16,226
Linda Hutton Heagy ................... 2,598,429        16,072
R. Craig Kennedy ..................... 2,598,781        15,720
Mitchell M. Merin .................... 2,598,781        15,720
Jack E. Nelson ....................... 2,598,781        15,720
Richard F. Powers, III ............... 2,598,781        15,720
Phillip B. Rooney .................... 2,596,679        17,822
Fernando Sisto  ...................... 2,598,429        16,072
Wayne W. Whalen ...................... 2,598,732        15,770
Suzanne H. Woolsey ................... 2,598,021        16,480
Paul G. Yovovich* .................... 2,598,781        15,720

*EFFECTIVE APRIL 14, 2000, PAUL G. YOVOVICH RESIGNED FROM THE BOARD OF
DIRECTORS.

2. To ratify PricewaterhouseCoopers LLP to act as independent public accountants for the Fund.(1)


                                        AFFIRMATIVE     AGAINST        ABSTAIN
                                        2,594,648       7,826          12,027



(1)INDEPENDENT ACCOUNTANTS FOR THE FUND PERFORM AN ANNUAL AUDIT OF THE FUND'S FINANCIAL STATEMENTS. THE BOARD OF DIRECTORS HAS ENGAGED DELOITTE & TOUCHE LLP TO BE THE FUND'S INDEPENDENT ACCOUNTANTS.

PricewaterhouseCoopers LLP, located at 200 East Randolph Drive, Chicago, IL 60601 ("PWC"), ceased being the Fund's independent accountants effective May 18, 2000. The cessation of the client-auditor relationship between the Fund and PWC was based solely on a possible future business relationship by PWC with an affiliate of the Fund's investment adviser.

                                   VAN KAMPEN
                              EUROPEAN EQUITY FUND

                                 ANNUAL REPORT
                                 JUNE 30, 2000



                                   [GRAPHIC]


                                   VAN KAMPEN

                                   F U N D S

                      TABLE OF CONTENTS

                               OVERVIEW
                 LETTER TO SHAREHOLDERS     1
                      ECONOMIC SNAPSHOT     2

                    PERFORMANCE SUMMARY
                      RETURN HIGHLIGHTS     4
         GROWTH OF A $10,000 INVESTMENT     5

                  PORTFOLIO AT A GLANCE
                       TOP TEN HOLDINGS     6          IT IS TIMES
                     TOP FIVE COUNTRIES     6
       Q&A WITH YOUR PORTFOLIO MANAGERS     7          LIKE THESE
                      GLOSSARY OF TERMS    10
                                                       WHEN MONEY-
                         BY THE NUMBERS
                YOUR FUND'S INVESTMENTS    11          MANAGEMENT
                   FINANCIAL STATEMENTS    15
          NOTES TO FINANCIAL STATEMENTS    21          EXPERIENCE
         REPORT OF INDEPENDENT AUDITORS    28
                                                       MAY MAKE
                       VAN KAMPEN FUNDS
         THE VAN KAMPEN FAMILY OF FUNDS    29          A DIFFERENCE.
  FUND OFFICERS AND IMPORTANT ADDRESSES    30
           RESULTS OF SHAREHOLDER VOTES    31


              ----------------------------------------------------
              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.
              ----------------------------------------------------

472,572,672                                                       -------------
EEQ ANR 08/00                                                       PRESORTED
VAN KAMPEN FUNDS INC.                                                STANDARD
1 Parkview Plaza                                                   U.S. Postage
P.O. Box 5555                                                          PAID
Oakbrook Terrace, Illinois 60181-5555                               VAN KAMPEN
                                                                      FUNDS
                                                                  -------------

LETTER TO SHAREHOLDERS
JULY 20, 2000

Dear Shareholder,

Whether you have held your fund for years or just joined the Van Kampen family of shareholders in the last few months, you are likely to have questions and even some concerns about how recent market volatility has affected your investment. I encourage you to review the following Q&A in which your portfolio manager provides an update on how your fund is being managed in this environment.

It is times like these when money-management experience may make a difference. Toward that end, you should know that Van Kampen is one of the nation's oldest investment-management firms, with a history of money management dating back to 1926. Our portfolio managers have invested in all types of market conditions--during bull and bear markets, periods of inflation and rising interest rates, and now a technology revolution. We have managed money long enough to understand short-term market volatility and the value of investing for the long term.

OVERVIEW
As we move through the second half of 2000, count on us to continue to draw on the wisdom of our 74 years of experience. Along those lines, Van Kampen's "Generations of Experience" is the theme of a national advertising campaign that we recently kicked off. The message emphasizes our depth of investment-management history, as well as our firm belief that with the right investments, anyone can realize life's true wealth.

Sincerely,



/s/Richard F. Powers, III

Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
BEGINNING IN THE SECOND QUARTER OF 2000, EVIDENCE OF SLOWER ECONOMIC GROWTH IN THE UNITED STATES EMERGED. HOWEVER, ANALYSTS BELIEVE IT MAY HAVE BEEN PREMATURE TO ASSUME THAT THE U.S. ECONOMY HAS SLOWED TO A SUSTAINABLE, NONINFLATIONARY PACE, WITH THE GROSS DOMESTIC PRODUCT (GDP), A MEASURE OF ECONOMIC GROWTH, UP
5.2 PERCENT ANNUALIZED IN THE SECOND QUARTER OF 2000.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER SPENDING REMAINED THE MAIN ENGINE OF GROWTH BEHIND THE U.S. ECONOMY. LIVING STANDARDS AND SPENDING HABITS WERE BOOSTED BY STRONG GAINS IN REAL INCOME, AND INDIVIDUAL WEALTH INCREASED SUBSTANTIALLY, PRIMARILY DUE TO A BUOYANT STOCK MARKET. NONETHELESS, DATA RELEASED IN THE SECOND QUARTER OF 2000 REFLECTED A MINOR DECREASE IN THE SPENDING OF INDIVIDUALS. IN JUNE, THE CONSUMER PRICE INDEX (CPI), THE LEADING INFLATION INDICATOR, ROSE HIGHER THAN EXPECTED--0.6 PERCENT MORE THAN THE PREVIOUS MONTH. THAT HEIGHTENED CONCERNS ABOUT INFLATION, AND THE PROSPECT OF ADDITIONAL FEDERAL RESERVE BOARD INTEREST-RATE INCREASES.

THE U.S. LABOR MARKET WAS STILL ROBUST DURING THIS TIME, AND JOB INSECURITY CONTINUED TO DECLINE. SOLID EMPLOYMENT GROWTH WAS ACCOMPANIED BY UNUSUALLY LARGE GAINS IN PRODUCTIVITY, WHICH LIMITED THE RISE IN UNIT LABOR COSTS ACROSS THE WHOLE ECONOMY. GIVEN THE HIGH EMPLOYMENT NUMBERS AND STRONG LEVELS OF PRODUCTIVITY, ANALYSTS BELIEVE AN INCREASE IN INTEREST RATES TO WARD OFF INFLATION AND FURTHER SLOW THE ECONOMY IS POSSIBLE.

INTEREST RATES AND INFLATION
DURING THE PAST FEW MONTHS, PERSISTENT STRENGTH IN CONSUMER SPENDING ACCOMPANIED BY A VERY TIGHT LABOR MARKET, RESULTED IN SOME INFLATION. THE CPI REACHED A LEVEL OF 2.7 PERCENT IN JANUARY 2000 AND 3.7 PERCENT IN JUNE 2000, CLEARLY DEMONSTRATING SIGNS OF INFLATION.

SINCE JUNE 1999, THE FEDERAL RESERVE HAS INCREASED THE FEDERAL FUNDS RATE SIX TIMES BY A TOTAL OF 175 BASIS POINTS TO LOWER ECONOMIC GROWTH AND DECREASE ANY FUTURE FEARS OF INFLATION. THESE INCREASES IN INTEREST RATES HELPED SLOW THE INTEREST-SENSITIVE AUTO AND HOUSING MARKETS.

MANY OBSERVERS BELIEVE INTEREST RATES COULD BE LIFTED FURTHER IN COMING MONTHS. WHILE MARKETS HAVE EXPERIENCED MUCH SHORT-TERM VOLATILITY, THE MARKET'S OUTLOOK COULD IMPROVE ONCE INTEREST-RATE HIKES CEASE.

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(JUNE 30, 1998 - JUNE 30, 2000)

Jun 98        2.1%
Sep 98        3.8%
Dec 98        5.9%
Mar 99        3.5%
Jun 99        2.5%
Sep 99        5.7%
Dec 99        8.3%
Mar 00        4.8%
Jun 00        5.2%

SOURCE: BUREAU OF ECONOMIC ANALYSIS

INTEREST RATES AND INFLATION
(JUNE 30, 1998 - JUNE 30, 2000)


  INTEREST RATES             INFLATION
Jun-98     5.500                   1.70
Jul-98     5.500                   1.70
Aug-98     5.500                   1.60
Sep-98     5.250                   1.50
Oct-98     5.000                   1.50
Nov-98     4.750                   1.50
Dec-98     4.750                   1.60
Jan-99     4.750                   1.70
Feb-99     4.750                   1.60
Mar-99     4.750                   1.70
Apr-99     4.750                   2.30
May-99     4.750                   2.10
Jun-99     5.000                   2.00
Jul-99     5.000                   2.10
Aug-99     5.250                   2.30
Sep-99     5.250                   2.60
Oct-99     5.250                   2.60
Nov-99     5.500                   2.60
Dec-99     5.500                   2.70
Jan-00     5.500                   2.70
Feb-00     5.750                   3.20
Mar-00     6.000                   3.70
Apr-00     6.000                   3.00
May-00     6.500                   3.10
Jun-00     6.500                   3.70


INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENT CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

                              PERFORMANCE SUMMARY


RETURN HIGHLIGHTS
(AS OF JUNE 30, 2000)

                                               A SHARES   B SHARES   C SHARES
--------------------------------------------------------------------------------
One-year total return based on NAV(1)            13.15%     12.43%     12.37%
--------------------------------------------------------------------------------
One-year total return(2)                          6.64%      7.43%     11.37%
--------------------------------------------------------------------------------
Life-of-Fund average annual total return(2)       7.64%      8.50%     10.41%
--------------------------------------------------------------------------------
Commencement date                               9/25/98    9/25/98    9/25/98
--------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER.

(2) STANDARDIZED TOTAL RETURN. ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE.

    SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE WITH MARKET CONDITIONS.

    BECAUSE THE PRICES OF COMMON STOCKS AND OTHER SECURITIES FLUCTUATE, THE VALUE OF AN INVESTMENT IN THE FUND WILL VARY UPON THE FUND'S INVESTMENT PERFORMANCE. FOREIGN SECURITIES MAY MAGNIFY VOLATILITY DUE TO CHANGES IN FOREIGN EXCHANGE RATES, THE POLITICAL AND ECONOMIC UNCERTAINTIES IN FOREIGN COUNTRIES, AND THE POTENTIAL LACK OF LIQUIDITY, GOVERNMENT SUPERVISION, AND REGULATION.

    MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

GROWTH OF A $10,000 INVESTMENT
(SEPTEMBER 25, 1998 - JUNE 30, 2000)

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                     MSCI Europe Index
           MEASURES THE PERFORMANCE OF SECURITIES
              WITH REINVESTED DIVIDENDS ON THE
              EXCHANGES OF EUROPEAN COUNTRIES.         EUROPEAN EQUITY FUND
                          $13,139                           $10,729

                    Fund's Total Return
                    1 Year Total Return    6.64%
                    Inception Avg. Annual  7.64%

THIS CHART COMPARES YOUR
FUND'S PERFORMANCE TO THAT
OF THE MSCI EUROPE INDEX
OVER TIME.

THIS INDEX IS AN UNMANAGED BROAD-BASED, STATISTICAL COMPOSITE THAT DOES NOT INCLUDE ANY COMMISSIONS OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER THE PERFORMANCE OF THIS INDEX. THE HISTORICAL PERFORMANCE OF THE INDEX IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY; IT IS NOT MEANT TO FORECAST, IMPLY, OR GUARANTEE THE FUTURE PERFORMANCE OF ANY INVESTMENT VEHICLE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

THE ABOVE CHART REFLECTS THE PERFORMANCE OF CLASS A SHARES OF THE FUND. THE PERFORMANCE OF CLASS A SHARES WILL DIFFER FROM THAT OF OTHER SHARE CLASSES OF THE FUND BECAUSE OF THE DIFFERENCE IN SALES CHARGES AND/OR EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT SHARE CLASSES. THE FUND'S PERFORMANCE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS, AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES).

WHILE PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THE ABOVE INFORMATION PROVIDES A BROADER VANTAGE POINT FROM WHICH TO EVALUATE THE DISCUSSION OF THE FUND'S PERFORMANCE FOUND IN THE FOLLOWING PAGES.

                              PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS*
(AS A PERCENTAGE OF NET ASSETS--JUNE 30, 2000)

1.   NESTLE                             3.5%
     Produces food and cosmetics, including
     name brands Nestea, Nestle, and
     L'Oreal.


2.   AVENTIS (FORMERLY
     RHONE-POULENC)                     2.9%
     Develops chemicals, pharmaceuticals,
     and other products.


3.   SHELL TRANSPORT & TRADING          2.9%
     Explores for and produces oil and
     natural gas and manufactures chemicals.


4.   VODAFONE AIRTOUCH                  2.8%
     Operates wireless communications
     networks in the United Kingdom
     and the United States.


5.   TOTAL FINA ELF                     2.8%
     Explores for and produces oil and
     natural gas worldwide.


6.   RECKITT BENCKISER                  2.6%
     Manufactures household, pharmaceutical,
     and food products.


7.   KONINKLIJKE PHILIPS ELECTRONICS    2.1%
     Makes televisions, audio equipment,
     phones, and other electronic devices.


8.   CIE FINANCIERE RICHEMONT           1.9%
     Markets luxury goods, including brands
     such as Cartier jewelry, Piaget
     watches, and Montblanc pens.


9.   ING GROEP                          1.8%
     Provides banking, insurance, and asset
     management services worldwide.


10.  GLAXO WELLCOME                     1.8%
     Develops and markets pharmaceuticals
     worldwide.

* EXCLUDES SHORT-TERM INVESTMENT

[EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC]

TOP FIVE COUNTRIES
(AS A PERCENTAGE OF NET ASSETS)


                            June 30, 2000          June 30, 1999
United Kingdom                 40.2%                     29.0%
France                         14.9%                     14.3%
Switzerland                     9.9%                     12.1%
Germany                         7.8%                     11.2%
Netherlands                     7.5%                      5.8%

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN EUROPEAN EQUITY FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED JUNE 30, 2000. THE TEAM IS LED BY MARGARET NAYLOR, SENIOR PORTFOLIO MANAGER, WHO HAS MANAGED THE FUND SINCE 1999 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1984. SHE IS JOINED BY PORTFOLIO MANAGERS AMR DIAB AND ALASTAIR ANDERSON. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

Q HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT IN WHICH THE FUND OPERATED, AND HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?

A    During the past 12 months, there was an extraordinary 180-degree change in
European market sentiment from an all-encompassing TMT (telecommunications, media, and technology) focus to the pursuit of value stocks.
     From late 1999 through early 2000, the market gave almost unprecedented attention to the TMT sector. This attention in the European markets was largely attributable to the performance of the U.S.'s technology-heavy NASDAQ index. Its 1999 return of 86 percent caused many investors to look to the European markets for stocks with similar themes and potential. However, because there weren't many large, high-quality, heavily traded technology stocks in Europe, a large amount of money chased a relatively small number of European TMT stocks. With little supply and great demand, it seemed that these stocks had nowhere to go but up. Investors flocked to those stocks with the proceeds from pharmaceutical and consumer staples stocks, which they sold in huge numbers. This selling activity created an opportunity for value investors to buy stocks of some very high-quality, rapidly growing businesses at reduced prices.
     By the end of the first quarter, investors around the world began to question the merit of these TMT stocks in light of disappointing earnings and excessive valuations. This skepticism turned sentiment for the TMT sector on a dime. As the value of the NASDAQ fell, the European markets stopped chasing their homegrown TMT stocks, and their performance began to suffer. In the second quarter of 2000, investors sold TMT stocks, particularly Internet-related issues, in waves. Many of the heavyweights among European telecommunication stocks--such as French Telecom and British Telecom--were hurt as well. Worried about overvalued stocks and rising interest rates in the United States, European investors began to buy more defensive, value-oriented stocks.
     Because the fund avoided TMT stocks in favor of value-oriented stocks such as consumer staples, it was well positioned to take advantage of the value sector's return to favor, gaining 13.15 percent for the 12-month reporting period ended June 30, 2000 (CLASS A SHARES AT NET ASSET VALUE; IF THE MAXIMUM SALES CHARGE OF 5.75 PERCENT WERE INCLUDED, THE RETURN WOULD HAVE BEEN LOWER). AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. BY COMPARISON, THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE INDEX GENERATED A TOTAL RETURN OF 15.10 PERCENT FOR THE SAME PERIOD. OF COURSE, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE MSCI EUROPE INDEX IS AN UNMANAGED, MARKET-VALUE WEIGHTED INDEX OF COMMON STOCKS LISTED ON THE STOCK EXCHANGES OF COUNTRIES IN EUROPE (ASSUMES DIVIDENDS ARE REINVESTED). THE INDEX IS A STATISTICAL COMPOSITE THAT DOES NOT INCLUDE ANY COMMISSIONS OR SALES CHARGES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. PLEASE REFER TO THE CHART AND FOOTNOTES ON PAGE 4 FOR ADDITIONAL FUND PERFORMANCE INFORMATION.

Q HOW DID THE FUND'S STOCK SELECTION COMPARE TO THAT OF ITS BENCHMARK, THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE INDEX, DURING THIS "TMT CRAZE" IN LATE 1999?

A    We believed that the benchmark was becoming increasingly risky in late 1999 because of its heavy weighting in TMT. So, when we added to the fund's value positions in the consumer staples sector in late 1999, we were actually moving further away from the benchmark's sector weightings because we sought to reduce the risk to the fund's portfolio. No matter how popular the TMT sector was becoming, many of its stocks didn't fit our strategy of investing in stocks with strong fundamentals at discounted prices. Although this strategy increased our relative risk in the portfolio, we felt that by sticking to our strategy, we would reduce the fund's absolute risk and increase its return in the long run. Our confidence was rewarded when the TMT sector fell toward the end of the reporting period.

Q WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND GIVEN THE FLUCTUATIONS YOU SAW IN THE TMT AND VALUE SECTORS?

A    During the TMT craze of late 1999, heavy selling activity in some very high-quality value stocks created a buying opportunity that we were able to capitalize on. We increased the fund's position in consumer staples such as Nestle, Danone (manufacturer of Dannon and Evian brand products), and Reckitt Benckiser (manufacturer of well-known cleansing products Lysol, Woolite, and Mop-N-Glow). Of course, not all of the stocks in the fund performed as favorably, nor is there any guarantee that any of the stocks mentioned above will continue to perform as well or will be held by the fund in the future. For additional fund highlights, please refer to page 6.
     Although this move caused the fund's performance to dip temporarily while the market was still favoring TMT stocks, it allowed for increased diversification away from the highly valued sectors within the European index, and for increasing positions in stocks that we felt had good long-term performance potential.
     In the first quarter of 2000, when investors were scared out of the TMT sector, the fund was well positioned in defensive stocks and rode their performance up. Although this strategy hurt the fund's performance in the first half of the reporting period when TMT took off, the fund's heavy defensive position compensated when TMT took a dive and value rallied.

Q    WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

A    Investor interest in value stocks has really increased, and we expect it to continue. We believe that earnings estimates are low and that we should continue to see growth and restructuring in Europe. However, with stock valuations as high as they are, earnings disappointments are a risk.
     With regard to the U.S. economy, we do not anticipate a recession; in fact, we are forecasting a gradual slowdown this year. However, this will be an impressive accomplishment for the Federal Reserve Board to pull off. Should the U.S. economy experience a hard landing, the impact on Europe could be significant.
     Taking all of this into account, we feel that stock valuations make an offensive strategy a pretty big risk. Therefore, we are looking to defensive sectors such as consumer staples and pharmaceuticals for attractive buys, and we are generally taking a cautious stance in the months to come.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASS A SHARES: A division of mutual funds, which are generally divided into three groupings, called Class A, Class B, and Class C shares. The specific features of each are dependent on varying fees and sales charges. In most cases, Class A shares will have no redemption fee (contingent deferred sales charge).

DEFENSIVE INVESTMENT STRATEGY: A method of portfolio allocation and management aimed at minimizing the risk of losing principal. Defensive investors place a high percentage of their investable assets in bonds, cash equivalents, and stocks that are less volatile than average.

EARNINGS ESTIMATE: A forecast for a company's net income during a given period. An earnings estimate can come from the company's management as well as from independent analysts.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

PORTFOLIO: A collection of securities owned by an individual or an institution that may include stocks, bonds, and/or money-market securities.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VALUE INVESTING: A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below what value investors believe they are actually worth.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

                                 BY THE NUMBERS
YOUR FUND'S INVESTMENTS
JUNE 30, 2000

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                             MARKET
DESCRIPTION                                                   SHARES          VALUE
COMMON STOCKS  93.0%
BELGIUM  0.5%
Mobistar S.A. (a) ........................................   2,590      $    85,894
                                                                        -----------
FINLAND  0.6%
Sampo Insurance Co., Ltd. 'A' ............................   2,400           97,288
                                                                        -----------
FRANCE  14.9%
Alcatel ..................................................   3,350          219,512
Aventis S.A. .............................................   6,400          466,674
AXA ......................................................   1,235          194,360
BNP Paribas ..............................................     510           49,033
CNP Assurances ...........................................   7,610          259,125
Groupe Danone ............................................   1,860          246,595
Michelin (C.G.D.E.) 'B' (Registered) .....................   3,210          102,903
Pernod-Ricard S.A. .......................................   2,630          142,984
Schneider S.A. ...........................................   3,260          226,985
Total Fina Elf S.A. 'B' ..................................   2,927          448,358
                                                                        -----------
                                                                          2,356,529
                                                                        -----------
GERMANY 4.9%
Adidas-Salomon AG ........................................   1,665           91,473
BASF AG ..................................................   2,345           95,058
Bayer AG .................................................   1,231           47,082
Bayerische Motoren Werke AG ..............................   3,350          101,928
Deutsche Telekom AG (Registered) .........................   3,743          215,632
Bayerische Hypo-und Vereinsbank AG .......................   2,083          136,093
Schering AG ..............................................   1,500           81,621
                                                                         ----------
                                                                            768,887
                                                                         ----------
ITALY  5.0%
Banca Popolare di Bergamo S.p.A. .........................   7,760          143,441
ENI S.p.A. ...............................................  25,060          144,608
Marzotto (Gaetano) S.p.A. ................................   3,630           29,603
Mediaset S.p.A ...........................................   5,900           90,038
Telecom Italia Mobile S.p.A ..............................   9,405           95,984
Telecom Italia S.p.A. ....................................  13,800          189,539
UniCredito Italiano S.p.A. ...............................  21,730          103,837
                                                                         ----------
                                                                            797,050
                                                                         ----------
NETHERLANDS  7.5%
ABN Amro Holding N.V. ....................................   3,300           80,766
Akzo Nobel N.V. ..........................................   5,660          240,233


SEE NOTES TO FINANCIAL STATEMENTS   11






YOUR FUND'S INVESTMENTS
JUNE 30, 2000


                                                                           MARKET
DESCRIPTION                                                 SHARES          VALUE
NETHERLANDS (CONTINUED)
Buhrmann N.V. ............................................   3,672      $   104,895
ING Groep N.V. ...........................................   4,326          292,130
Koninklijke (Royal) Philips Electronics N.V. .............   7,024          330,954
Laurus N.V. ..............................................   8,440          101,028
Royal Dutch Petroleum Co. ................................     700           43,465
                                                                         ----------
                                                                          1,193,471
                                                                         ----------
PORTUGAL  1.1%
Banco Comercial Portugues S.A. (Registered) ..............  17,070           88,733
Telecel-Comunicacaoes Pessoais S.A. (a) ..................   5,400           81,893
                                                                         ----------
                                                                            170,626
                                                                         ----------
SPAIN  2.8%
Banco Popular Espanol S.A. ...............................   3,590          110,942
Endesa S.A. ..............................................   7,340          142,048
Telefonica S.A. (a) ......................................   9,060          194,432
                                                                         ----------
                                                                            447,422
                                                                         ----------
SWEDEN  5.6%
Autoliv, Inc. SDR ........................................   5,730          140,199
ForeningsSparbanken AB 'A' ...............................   8,440          123,330
Nordic Baltic Holding AB .................................  24,442          184,118
Scandic Hotels AB ........................................   6,650           79,848
Svedala Industri AB ......................................   6,610          125,791
Svenska Cellulosa Free AB 'B' ............................   4,080           77,413
Svenska Handelsbanken 'A' ................................  10,770          156,158
                                                                         ----------
                                                                            886,857
                                                                         ----------
SWITZERLAND  9.9%
Cie Financiere Richemont AG 'A' ..........................     111          298,723
Holderbank Financiere Glarus AG 'B' (Bearer) .............     150          183,700
Nestle S.A. (Registered) .................................     278          555,796
Novartis AG (Registered) .................................     162          256,327
Schindler Holding AG (Registered) ........................      80          122,466
UBS AG (Registered) ......................................     990          144,884
                                                                         ----------
                                                                          1,561,896
                                                                         ----------
UNITED KINGDOM  40.2%
Allied Domecq plc ........................................  51,430          272,293
Allied Zurich plc ........................................  10,680          126,256
AstraZeneca Group plc ....................................   4,250          198,334
BAA plc ..................................................  14,600          117,053
BAE SYSTEMS plc ..........................................  21,900          136,488
Barclays plc .............................................   5,690          141,417
BG Group plc .............................................  15,038           97,134
Blue Circle Industries plc ...............................  15,500          100,001


                                 12            SEE NOTES TO FINANCIAL STATEMENTS






YOUR FUND'S INVESTMENTS
JUNE 30, 2000


                                                                           MARKET
DESCRIPTION                                                 SHARES          VALUE
UNITED KINGDOM (CONTINUED)
BOC Group plc ............................................   7,830      $   112,522
British American Tobacco plc .............................  22,700          151,432
British Telecom plc ......................................  18,850          243,513
Cadbury Schweppes plc ....................................  35,600          233,718
Capital Radio plc ........................................     850           19,866
Centrica plc .............................................  25,600           85,389
Diageo plc ...............................................  28,070          251,796
GKN plc ..................................................   6,600           84,164
Glaxo Wellcome plc .......................................   9,950          290,040
Granada Group plc ........................................  20,404          203,710
Great Universal Stores plc ...............................  28,850          185,476
Halma plc ................................................  18,000           27,773
Imperial Tobacco Group plc ...............................  23,570          225,692
Lloyds TSB Group plc .....................................  10,100           95,336
Prudential Corp. plc .....................................  17,200          251,858
Reckitt Benckiser plc ....................................  36,734          411,199
Rentokil Initial plc .....................................  40,600           92,123
RMC Group plc ............................................   5,500           71,551
Rolls-Royce plc ..........................................  45,900          162,820
Bank of Scotland .........................................  10,417           99,038
Sainsbury (J) plc ........................................   8,900           40,389
Scottish & Southern Energy plc ...........................  19,500          178,756
Shell Transport & Trading Co. plc ........................  55,222          460,691
Smith & Nephew plc .......................................  25,973           95,866
SmithKline Beecham plc ...................................   5,000           65,424
SSL International plc ....................................  21,640          234,054
Vodafone AirTouch plc .................................... 111,434          450,071
Wolseley plc .............................................  16,200           86,995
WPP Group plc ............................................  18,480          269,763
                                                                         ----------
                                                                          6,370,001
                                                                         ----------

TOTAL COMMON STOCKS
    (Cost $13,671,600) ...................................               14,735,921
                                                                         ----------

PREFERRED STOCKS  2.9%
GERMANY  2.9%
Fresenius AG .............................................   1,018          233,129
Henkel KGaA ..............................................   3,989          228,282
                                                                         ----------

TOTAL PREFERRED STOCKS
    (Cost $450,200) ......................................                  461,411
                                                                         ----------

TOTAL LONG-TERM INVESTMENTS  95.9%
    (Cost $14,121,800) ...................................               15,197,332
                                                                         ----------


SEE NOTES TO FINANCIAL STATEMENTS       13

YOUR FUND'S INVESTMENTS
JUNE 30, 2000


                                                                            MARKET
DESCRIPTION                                                  SHARES          VALUE
SHORT-TERM INVESTMENT  5.6%
REPURCHASE AGREEMENT  5.6%
Chase Securities, Inc. 6.15%, dated 6/30/00, due 7/3/00,  $887,000 to be repurchased at $887,455, collateralized by $940,000
U.S. Treasury Notes 5.50%, due 5/15/09, valued at $905,925
    (Cost $887,000) ......................................              $   887,000
                                                                         ----------

TOTAL INVESTMENTS IN SECURITIES  101.5%
    (Cost $15,008,800) ...................................               16,084,332
                                                                         ----------

FOREIGN CURRENCY  0.6%
    (Cost $97,883) .......................................                   97,687
                                                                         ----------

TOTAL INVESTMENTS  102.1%
    (Cost $15,106,683) ...................................               16,182,019
                                                                         ----------
LIABILITIES IN EXCESS OF OTHER ASSETS  -2.1% .............                 (330,162)
                                                                         ----------

NET ASSETS  100% .........................................              $15,851,857
                                                                        ===========


(a)  NON-INCOME PRODUCING SECURITY

SDR  SWEDISH DEPOSITARY RECEIPT


           SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION


                                                                PERCENT OF
         INDUSTRY                                VALUE          NET ASSETS
                                             ------------       -----------
         Consumer Staples .................  $  2,931,646           18.5%
         Financials .......................     2,878,143           18.1
         Health Care ......................     1,921,469           12.1
         Consumer Discretionary ...........     1,816,920           11.5
         Telecommunications Services ......     1,556,958            9.8
         Materials ........................     1,155,842            7.3
         Energy ...........................     1,097,122            6.9
         Industrials ......................     1,088,621            6.9
         Utilities ........................       503,326            3.2
         Information Technology ...........       247,285            1.6
                                             ------------            ---
                                              $15,197,332           95.9%
                                             ============           =====


                                 14            SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
JUNE 30, 2000



ASSETS:
Investments in Securities, at Value (Cost $15,008,800) ...............        $16,084,332
Foreign Currency (Cost $97,883) ......................................             97,687
Cash .................................................................                900
Receivable for:
  Investments Sold ...................................................            149,797
  Fund Shares Sold ...................................................             44,935
  Dividends ..........................................................             26,750
  Foreign Withholding Tax Reclaim ....................................              9,370
  Interest ...........................................................                152
                                                                               -----------
    Total Assets .....................................................         16,413,923
                                                                               -----------
LIABILITIES:
Payable for:
  Investments Purchased ..............................................            418,441
  Shareholder Reporting Expenses .....................................             36,113
  Custody Fees .......................................................             27,893
  Professional Fees ..................................................             23,238
  Directors' Fees and Expenses .......................................             19,650
  Distribution Fees ..................................................             17,171
  Advisory Expense ...................................................             13,135
  Administrative Fees ................................................              3,215
  Transfer Agent Fees ................................................              1,554
  Fund Shares Redeemed ...............................................                520
Other ................................................................              1,136
                                                                               -----------
    Total Liabilities ................................................            562,066
                                                                               -----------
NET ASSETS ...........................................................        $15,851,857
                                                                              ============
NET ASSETS CONSIST OF:
Capital Stock at Par ($.001 par value, Shares Authorized 2,625,000,000)           $ 1,347
Paid in Capital in Excess of Par .....................................         14,403,919
Net Unrealized Appreciation on Investments ...........................          1,073,653
Accumulated Net Realized Gain ........................................            298,544
Accumulated Net Investment Income ....................................             74,394
                                                                               -----------
NET ASSETS ...........................................................        $15,851,857
                                                                              ============
  Class A Shares:
    Net Asset Value and Redemption Price Per Share (Based on Net Assets of
    $6,649,047 and 563,973 Shares Outstanding) .......................         $     11.79
                                                                              ============
    Maximum Sales Charge .............................................               5.75%
    Maximum Offering Price Per Share (Net Asset Value Per
    Share x 100/ (100% - maximum sales charge)) ......................         $     12.51
                                                                              ============
  Class B Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets of
    $7,176,969 and 610,152 Shares Outstanding)* ......................         $     11.76
                                                                              ============
  Class C Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets of
    $2,025,841 and 172,805 Shares Outstanding)* ......................         $     11.72
                                                                              ============

* REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.


SEE NOTES TO FINANCIAL STATEMENTS   15

Statement of Operations
YEAR ENDED JUNE 30, 2000

INVESTMENT INCOME:
Dividends ............................................................  $   282,849
Interest .............................................................       39,270
Less Foreign Taxes Withheld ..........................................      (33,104)
                                                                        ------------
    Total Income .....................................................      289,015
                                                                        ------------
EXPENSES:
Investment Advisory Fees .............................................      106,237
Distribution Fees (Attributed to Classes A, B and C of $11,224, $43,988
  and $17,173, respectively) .........................................       72,385
Shareholder Reports ..................................................       71,461
Filing and Registration Fees .........................................       68,654
Custodian Fees .......................................................       59,106
Administrative Fees ..................................................       30,149
Directors' Fees and Expenses .........................................       22,482
Professional Fees ....................................................       10,458
Transfer Agent Fees ..................................................        5,511
Other ................................................................        1,039
                                                                        ------------
    Total Expenses ...................................................      447,482
    Less Expense Reductions ..........................................     (218,616)
                                                                        ------------
    Net Expenses .....................................................      228,866
                                                                        ------------
NET INVESTMENT INCOME ................................................  $    60,149
                                                                        ============
NET REALIZED GAIN/LOSS ON:
Investments ..........................................................  $   359,359
Foreign Currency Transactions ........................................       19,136
                                                                        ------------
Net Realized Gain ....................................................      378,495
                                                                        ------------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period ............................................      168,193
                                                                        ------------
  End of the Period:
    Investments ......................................................    1,075,532
    Foreign Currency Translations ....................................       (1,879)
                                                                        ------------
                                                                          1,073,653
                                                                        ------------
Net Change in Unrealized Appreciation/Depreciation ...................      905,460
                                                                        ------------
NET REALIZED GAIN/LOSS AND NET CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION ..........................................  $ 1,283,955
                                                                        ============
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .................  $ 1,344,104
                                                                        ============


                                 16            SEE NOTES TO FINANCIAL STATEMENTS

Statement of Changes in Net Assets
YEAR ENDED JUNE 30, 2000

                                                     YEAR ENDED    SEPTEMBER 25, 1998*
                                                   JUNE 30, 2000    TO JUNE 30, 1999**
                                                   -------------   -------------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Income ..........................    $    60,149      $   44,000
Net Realized Gain ..............................        378,495          11,000
Net Change in Unrealized Appreciation/
   Depreciation ................................        905,460         169,000
                                                   ------------     ------------
Net Increase in Net Assets Resulting
   from Operations .............................      1,344,104         224,000
                                                   ------------     ------------
DISTRIBUTIONS:
Net Investment Income:
Class A ........................................        (50,832)         (3,000)
Class B ........................................        (18,315)         (1,000)
Class C ........................................         (8,828)         (1,000)
                                                   ------------     ------------
                                                        (77,975)         (5,000)
                                                   ------------     ------------
Net Realized Gain:
Class A ........................................        (35,198)             --
Class B ........................................        (30,836)             --
Class C ........................................        (14,787)             --
                                                   ------------     ------------
                                                        (80,821)              --
                                                   ------------     ------------
Net Decrease in Net Assets Resulting
   from Distributions ..........................       (158,796)         (5,000)
                                                   ------------     ------------
CAPITAL SHARES TRANSACTIONS:
Subscribed .....................................     10,836,506       4,084,000
Distributions Reinvested .......................         97,499           1,000
Redeemed .......................................     (2,826,056)       (745,000)
                                                   ------------     ------------
Net Increase in Net Assets Resulting from
   Capital Share Transactions ..................      8,107,949       3,340,000
                                                   ------------     ------------
Total Increase in Net Assets ...................      9,293,257       3,559,000
NET ASSETS--Beginning of Period ................      6,558,600       3,000,000
                                                   ------------     ------------
NET ASSETS--End of Period
   (Including accumulated net investment
   income of $74,394 and $73,000, respectively).    $15,851,857      $6,559,000
                                                   ============     ============

* COMMENCEMENT OF OPERATIONS

** AMOUNTS ROUNDED TO THE NEAREST (000).



SEE NOTES TO FINANCIAL STATEMENTS    17

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.


                                                    YEAR ENDED     SEPTEMBER 25, 1998* TO
CLASS A SHARES                                    JUNE 30, 2000#       JUNE 30,1999#
                                                  --------------   ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD ...........     $ 10.65             $10.00
                                                     -------             ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income ........................        0.11               0.13
  Net Realized and Unrealized Gain .............        1.27               0.54
                                                     -------             ------
Total From Investment Operations ...............        1.38               0.67
                                                     -------             ------
DISTRIBUTIONS
  Net Investment Income ........................       (0.14)             (0.02)
  Net Realized Gain ............................       (0.10)              --
                                                     -------             ------
Total Distributions ............................       (0.24)             (0.02)
                                                     -------             ------
NET ASSET VALUE, END OF PERIOD .................     $ 11.79             $10.65
                                                     =======             ======
TOTAL RETURN (1) ...............................      13.15%              6.75%**
                                                     =======             ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ..............     $ 6,649             $2,020
Ratio of Expenses to Average Net Assets ........       1.70%              1.70%
Ratio of Net Investment Income to Average
  Net Assets ...................................       0.99%              1.64%
Portfolio Turnover Rate ........................         49%                51%**
-----------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net Investment Income ...    $   0.23            $  0.36
Ratios Before Expense Reductions:
  Expenses to Average Net Assets ...............       3.80%              6.20%
  Net Investment Income/Loss to Average
    Net Assets .................................      (1.11%)            (2.87%)
-----------------------------------------------------------------------------------------

* COMMENCEMENT OF OPERATIONS

** NON-ANNUALIZED

(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.

# CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.



                                     18       SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.


                                                  YEAR ENDED      SEPTEMBER 25, 1998* TO
CLASS B SHARES                                  JUNE 30, 2000#         JUNE 30,1999#
                                                --------------    ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD ...........     $ 10.62             $10.00
                                                     -------             ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income ........................        0.04               0.08
  Net Realized and Unrealized Gain .............        1.26               0.55
                                                     -------             ------
Total From Investment Operations ...............        1.30               0.63
                                                     -------             ------
DISTRIBUTIONS
  Net Investment Income ........................       (0.06)             (0.01)
  Net Realized Gain ............................       (0.10)              --
                                                     -------             ------
Total Distributions ............................       (0.16)             (0.01)
                                                     -------             ------
NET ASSET VALUE, END OF PERIOD .................     $ 11.76             $10.62
                                                     =======             ======
TOTAL RETURN (1) ...............................      12.43%              6.26%**
                                                     =======             ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ..............     $ 7,177             $3,082
Ratio of Expenses to Average Net Assets ........       2.45%              2.45%
Ratio of Net Investment Income to Average
  Net Assets ...................................       0.45%              0.96%
Portfolio Turnover Rate ........................         49%                51%**
--------------------------------------------------------------------------------------

Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net Investment Income ...    $   0.23            $  0.34
Ratios Before Expense Reductions:
  Expenses to Average Net Assets ...............       4.55%              6.61%
  Net Investment Income/Loss to Average
    Net Assets .................................      (1.65%)            (3.20%)
--------------------------------------------------------------------------------------

* COMMENCEMENT OF OPERATIONS

** NON-ANNUALIZED

(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.

# CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS     19

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.


                                                  YEAR ENDED     SEPTEMBER 25, 1998* TO
CLASS C SHARES                                  JUNE 30, 2000#        JUNE 30,1999#
                                                --------------   ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD ...........     $ 10.59             $10.00
                                                     -------             ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income ........................        0.01               0.07
  Net Realized and Unrealized Gain .............        1.28               0.53
                                                     -------             ------
Total From Investment Operations ...............        1.29               0.60
                                                     -------             ------
DISTRIBUTIONS
  Net Investment Income ........................       (0.06)             (0.01)
  Net Realized Gain ............................       (0.10)              --
                                                     -------             ------
Total Distributions ............................       (0.16)             (0.01)
                                                     -------             ------
NET ASSET VALUE, END OF PERIOD .................     $ 11.72             $10.59
                                                     =======             ======
TOTAL RETURN (1) ...............................      12.37%              5.96%**
                                                     =======             ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ..............     $ 2,026             $1,457
Ratio of Expenses to Average Net Assets ........       2.45%              2.45%
Ratio of Net Investment Income to Average
  Net Assets ...................................       0.01%              0.81%
Portfolio Turnover Rate ........................         49%                51%**
------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net Investment Income ...    $   0.24            $  0.40
Ratios Before Expense Reductions:
  Expenses to Average Net Assets ...............       4.55%              7.33%
  Net Investment Income/Loss to Average
    Net Assets .................................      (2.09%)            (4.13%)
------------------------------------------------------------------------------------

* COMMENCEMENT OF OPERATIONS

** NON-ANNUALIZED

(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.

# CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


                                      20       SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000


     The Van Kampen European Equity Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks long-term capital appreciation. The Fund commenced operations on September 25, 1998.

1.  SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000


the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares. Distributions from the Fund are recorded on the ex-distribution date.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.
     Net realized gains or losses may differ for financial and tax reporting purposes as a result of losses relating to wash sale transactions.
     At June 30, 2000, for federal income tax purposes, cost of long- and short-term investments is $15,058,315, the aggregate gross unrealized appreciation is $1,529,568 and the aggregate gross unrealized depreciation is $503,551, resulting in net unrealized appreciation on long- and short-term investments of $1,026,017.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.
     Due to inherent differences in the recognition of income and expenses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. A permanent difference related to recognized currency gains totaling $19,135 was reclassified from accumulated net realized gain to accumulated net investment income.
     Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000


F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss on foreign currency translation.
     Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions includes the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.), and Morgan Stanley Dean Witter Investment Management Inc., a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets indicated as follows:

AVERAGE DAILY NET ASSETS                                              % PER ANNUM
First $500 million ..................................................  1.00 of 1%
Next $500 million ...................................................   .95 of 1%
Over $1 billion .....................................................   .90 of 1%

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000


The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                  CLASS B
                        CLASS A                 AND CLASS C
                    MAX. OPERATING            MAX. OPERATING
                     EXPENSE RATIO             EXPENSE RATIO
                         1.70%                     2.45%

     For the period ended June 30, 2000, the Adviser voluntarily waived $218,616 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.
     For the period ended June 30, 2000, the Fund recognized expenses of $2,008 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.
     For the period ended June 30, 2000, the Fund recognized expenses of $6,087 representing Van Kampen's cost of providing legal services to the Fund.
     At June 30, 2000, Van Kampen Funds, Inc. owned 18%, 16%, and 58% of the shares outstanding of each Class A, B, and C shares in the Fund.
     Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.
     Van Kampen Funds Inc. (the "Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.
     The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the period ended June 30, 2000, the Distributor has advised the Fund that it earned initial sales charges of $36,692 for Class A

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000


shares and deferred sales charges of $10,062 and $256 for Class B shares and Class C shares, respectively.
     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.
     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.
     For the period ended June 30, 2000, the Fund incurred $3,913 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

3. CAPITAL TRANSACTIONS
The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a CDSC. Class B shares automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. For the period ended June 30, 2000, no Class B shares converted to Class A shares. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                                   CONTINGENT DEFERRED SALES
                                                  CHARGE ON ASSETS SUBJECT TO
                                                         SALES CHARGE

YEAR OF REDEMPTION                                   CLASS B       CLASS C
First .........................................       5.00%         1.00%
Second ........................................       4.00%          None
Third .........................................       3.00%          None
Fourth ........................................       2.50%          None
Fifth .........................................       1.50%          None
Thereafter ....................................       None           None

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

                                                               YEAR ENDED     SEPTEMBER 25, 1998*
                                                             JUNE 30, 2000     TO JUNE 30, 1999**
                                                             --------------   -------------------
CAPITAL SHARE TRANSACTIONS
CLASS A:
   Shares:
      Subscribed (Initial Shares of 100,000) ...............      498,680             205,000
      Distributions Reinvested .............................        5,381                  --
      Redeemed .............................................     (129,831)            (15,000)
                                                               ----------          ----------
   Net Increase in Class A Shares Outstanding ..............      374,230             190,000
                                                               ==========          ==========
   Dollars:
      Subscribed ...........................................   $5,479,269          $1,098,000
      Distributions Reinvested .............................       59,192               1,000
      Redeemed .............................................   (1,424,127)           (157,000)
                                                               ----------          ----------
   Net Increase ............................................   $4,114,334          $  942,000
                                                               ==========          ==========
   Beginning Paid in Capital ...............................   $1,942,000          $1,000,000
                                                               ==========          ==========
   Ending Paid in Capital ..................................   $6,043,378          $1,942,000+
                                                               ==========          ==========
CLASS B:
   Shares:
      Subscribed (Initial Shares of 100,000) ...............      407,690             305,000
      Distributions Reinvested .............................        2,787                  --
      Redeemed .............................................      (90,497)            (15,000)
                                                               ----------          ----------
   Net Increase in Class B Shares Outstanding ..............      319,980             290,000
                                                               ==========          ==========
   Dollars:
     Subscribed ............................................   $4,582,733          $2,142,000
     Distributions Reinvested ..............................       30,685                  --
     Redeemed ..............................................   (1,007,931)           (152,000)
                                                               ----------          ----------
   Net Increase ............................................   $3,605,487          $1,990,000
                                                               ==========          ==========
   Beginning Paid in Capital ...............................   $2,990,000          $1,000,000
                                                               ==========          ==========
   Ending Paid in Capital ..................................   $6,575,332          $2,990,000+
                                                               ==========          ==========
CLASS C:
   Shares: (Initial Shares of 100,000)
      Subscribed ...........................................       70,319             179,000
      Distributions Reinvested .............................          694                  --
      Redeemed .............................................      (35,701)            (42,000)
                                                               ----------          ----------
   Net Increase in Class C Shares Outstanding ..............       35,312             137,000
                                                               ==========          ==========
   Dollars:
      Subscribed ...........................................   $  774,504          $  844,000
      Distributions Reinvested .............................        7,622                  --
      Redeemed .............................................     (393,998)           (436,000)
                                                               ----------          ----------
   Net Increase ............................................   $  388,128          $  408,000
                                                               ==========          ==========
   Beginning Paid in Capital ...............................   $1,408,000          $1,000,000
                                                               ==========          ==========
   Ending Paid in Capital ..................................   $1,786,556          $1,408,000+
                                                               ==========          ==========

*  COMMENCEMENT OF OPERATIONS
** AMOUNTS ROUNDED TO THE NEAREST (000).
+ ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX DIFFERENCES--SEE NOTE 1E.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000


4.  INVESTMENT TRANSACTIONS
For the period ended June 30, 2000, the Fund made purchases of $12,555,323 and sales of $4,979,617 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sale of long-term U.S. government securities.

5.  BORROWINGS
In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered into a $650 million committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rata percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen European
Equity Fund

     We have audited the accompanying statement of assets and liabilities of Van Kampen European Equity Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2000, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Fund's financial statements and financial highlights for the period ended prior to June 30, 2000, were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those statements.
     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen European Equity Fund as of June 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 11, 2000

                                VAN KAMPEN FUNDS


THE VAN KAMPEN
FAMILY OF FUNDS

GROWTH
   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Strategic Income
   Tax Managed Global Franchise
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return*
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term
     Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

-  visit our Web site at
   www.vankampen.com --
   to view a prospectus, select
   DOWNLOAD PROSPECTUS                  [GRAPHIC]

-  call us at 1-800-341-2911
   weekdays from 7:00 a.m. to 7:00 p.m.
   central time. Telecommunications
   Device for the Deaf users,
   call 1-800-421-2833.                 [GRAPHIC]

-  e-mail us by visiting
   www.vankampen.com and
   selecting CONTACT US                 [GRAPHIC]

  *Closed to new investors
 **Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN EUROPEAN EQUITY FUND

BOARD OF DIRECTORS
J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN*- Chairman
SUZANNE H. WOOLSEY

OFFICERS
RICHARD F. POWERS, III*
   Chairman, Director, President,
   Chief Executive Officer
STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer
A. THOMAS SMITH III*
   Vice President and Secretary
JOHN L. SULLIVAN*
   Vice President, Chief Financial Officer and Treasurer
RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOSEPH P. STADLER*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER AND
ADMINISTRATOR
VAN KAMPEN INVESTMENT
ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER
MORGAN STANLEY DEAN WITTER INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN
THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND
TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL
SKADDEN, ARPS, SLATE, MEAGHER &
FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

--------------------------------------------------------------------------------
For federal income tax purposes, the following is furnished with respect to the distributions paid by the Fund during its taxable year ended June 30, 2000. The Fund designated and paid $18,032 as a 20% rate gain distribution. In January 2000, the Fund provided tax information to shareholders for the 1999 calendar year. The Fund intends to pass through foreign tax credits of $33,104 and has derived gross income from sources within foreign countries amounting to $282,907.
--------------------------------------------------------------------------------

 * "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.
-C-  VAN KAMPEN FUNDS INC., 2000. ALL RIGHTS RESERVED.
-SM- DENOTES A SERVICE MARK OF VAN KAMPEN FUNDS INC.

THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS IT HAS BEEN PRECEDED OR IS ACCOMPANIED BY AN EFFECTIVE PROSPECTUS OF THE FUND WHICH CONTAINS ADDITIONAL INFORMATION ON HOW TO PURCHASE SHARES, THE SALES CHARGES ON SHARES OF THE FUND, AND OTHER PERTINENT DATA. AFTER DECEMBER 31, 2000, THE REPORT, IF USED WITH PROSPECTIVE INVESTORS, MUST BE ACCOMPANIED BY A QUARTERLY PERFORMANCE UPDATE, IF APPLICABLE.

RESULTS OF
SHAREHOLDER VOTES
JUNE 30, 2000

A Joint Special Meeting of the Shareholders of the European Equity Fund (the "Fund") was held on December 15, 1999. The description of each proposal and number of shares voted are as follows:

1. To elect the following Directors to serve the Fund.

                                                     VOTED FOR       WITHHELD
J. Miles Branagan .................................   612,971         1,434
Jerry D. Choate ...................................   612,971         1,434
Linda Hutton Heagy ................................   612,971         1,434
R. Craig Kennedy ..................................   612,971         1,434
Mitchell M. Merin .................................   612,971         1,434
Jack E. Nelson ....................................   612,971         1,434
Richard F. Powers, III ............................   612,971         1,434
Phillip B. Rooney .................................   612,971         1,434
Fernando Sisto ....................................   612,971         1,434
Wayne W. Whalen ...................................   612,971         1,434
Suzanne H. Woolsey ................................   612,971         1,434
Paul G. Yovovich* .................................   612,971         1,434

*  EFFECTIVE APRIL 14, 2000, PAUL G. YOVOVICH RESIGNED FROM THE BOARD OF
   DIRECTORS.

2. To ratify PricewaterhouseCoopers LLP to act as independent public accountants for the Fund.(1)

                                          AFFIRMATIVE      AGAINST       ABSTAIN
                                             614,056            --          349

(1) INDEPENDENT ACCOUNTANTS FOR THE FUND PERFORM AN ANNUAL AUDIT OF THE FUND'S FINANCIAL STATEMENTS. THE BOARD OF DIRECTORS HAS ENGAGED DELOITTE & TOUCHE LLP TO BE THE FUND'S INDEPENDENT ACCOUNTANTS.

PricewaterhouseCoopers LLP, located at 200 East Randolph Drive, Chicago, IL 60601 ("PWC"), ceased being the Fund's independent accountants effective May 18, 2000. The cessation of the client-auditor relationship between the Fund and PWC was based solely on a possible future business relationship by PWC with an affiliate of the Fund's investment adviser.

YOUR NOTES:

                                   VAN KAMPEN
                              MID CAP GROWTH FUND


                                 ANNUAL REPORT
                                 JUNE 30, 2000

[GRAPHIC]


                                   VAN KAMPEN
                                     FUNDS

                           TABLE OF CONTENTS

                                    OVERVIEW
                      LETTER TO SHAREHOLDERS     1
                           ECONOMIC SNAPSHOT     2          IT IS TIMES

                         PERFORMANCE SUMMARY                LIKE THESE
                           RETURN HIGHLIGHTS     4
              GROWTH OF A $10,000 INVESTMENT     5          WHEN MONEY-

                       PORTFOLIO AT A GLANCE                MANAGEMENT
                            TOP TEN HOLDINGS     6
                            TOP FIVE SECTORS     6          EXPERIENCE
            Q&A WITH YOUR PORTFOLIO MANAGERS     7
                           GLOSSARY OF TERMS    10          MAY MAKE

                              BY THE NUMBERS                A DIFFERENCE.
                     YOUR FUND'S INVESTMENTS    11
                        FINANCIAL STATEMENTS    16
               NOTES TO FINANCIAL STATEMENTS    22
              REPORT OF INDEPENDENT AUDITORS    28

       FUND OFFICERS AND IMPORTANT ADDRESSES    29


     ----------------------------------------------------
     NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.
     ----------------------------------------------------

------------
PRESORTED
STANDARD
U.S. Postage
PAID
VAN KAMPEN
FUNDS
------------

74,174,274
MCG AR 08/00
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

LETTER TO SHAREHOLDERS
JULY 20, 2000


Dear Shareholder,

Whether you have invested for years or just joined the Van Kampen family of shareholders in the last few months, you are likely to have questions and even some concerns about how recent market volatility has affected your investment. I encourage you to review the following Q&A in which your portfolio manager provides an update on how your fund is being managed in this environment.

It is times like these when money-management experience may make a difference. Toward that end, you should know that Van Kampen is one of the nation's oldest investment-management firms, with a history of money management dating back to 1926. Our portfolio managers have invested in all types of market conditions--during bull and bear markets, periods of inflation and rising interest rates, and now a technology revolution. We have managed money long enough to understand short-term market volatility and the value of investing for the long term.

OVERVIEW

As we move through the second half of 2000, count on us to continue to draw on the wisdom of our 74 years of experience. Along those lines, Van Kampen's "Generations of Experience" is the theme of a national advertising campaign that we recently kicked off. The message emphasizes our depth of investment-management history, as well as our firm belief that with the right investments, anyone can realize life's true wealth.
Sincerely,



/s/Richard F. Powers, III

Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
BEGINNING IN THE SECOND QUARTER OF 2000, EVIDENCE OF SLOWER ECONOMIC GROWTH IN THE UNITED STATES EMERGED. HOWEVER, ANALYSTS BELIEVE IT MAY HAVE BEEN PREMATURE TO ASSUME THAT THE U.S. ECONOMY HAS SLOWED TO A SUSTAINABLE, NONINFLATIONARY PACE, WITH THE GROSS DOMESTIC PRODUCT (GDP), A MEASURE OF ECONOMIC GROWTH, UP
5.2 PERCENT ANNUALIZED IN THE SECOND QUARTER OF 2000.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER SPENDING REMAINED THE MAIN ENGINE OF GROWTH BEHIND THE U.S. ECONOMY. LIVING STANDARDS AND SPENDING HABITS WERE BOOSTED BY STRONG GAINS IN REAL INCOME, AND INDIVIDUAL WEALTH INCREASED SUBSTANTIALLY, PRIMARILY DUE TO A BUOYANT STOCK MARKET. NONETHELESS, DATA RELEASED IN THE SECOND QUARTER OF 2000 REFLECTED A MINOR DECREASE IN THE SPENDING OF INDIVIDUALS. IN JUNE, THE CONSUMER PRICE INDEX (CPI), THE LEADING INFLATION INDICATOR, ROSE HIGHER THAN EXPECTED--0.6 PERCENT MORE THAN THE PREVIOUS MONTH. THAT HEIGHTENED CONCERNS ABOUT INFLATION, AND THE PROSPECT OF ADDITIONAL FEDERAL RESERVE BOARD INTEREST-RATE INCREASES.

THE U.S. LABOR MARKET WAS STILL ROBUST DURING THIS TIME, AND JOB INSECURITY CONTINUED TO DECLINE. SOLID EMPLOYMENT GROWTH WAS ACCOMPANIED BY UNUSUALLY LARGE GAINS IN PRODUCTIVITY, WHICH LIMITED THE RISE IN UNIT LABOR COSTS ACROSS THE WHOLE ECONOMY. GIVEN THE HIGH EMPLOYMENT NUMBERS AND STRONG LEVELS OF PRODUCTIVITY, ANALYSTS BELIEVE AN INCREASE IN INTEREST RATES TO WARD OFF INFLATION AND FURTHER SLOW THE ECONOMY IS POSSIBLE.

INTEREST RATES AND INFLATION
DURING THE PAST FEW MONTHS, PERSISTENT STRENGTH IN CONSUMER SPENDING ACCOMPANIED BY A VERY TIGHT LABOR MARKET, RESULTED IN SOME INFLATION. THE CPI REACHED A LEVEL OF 2.7 PERCENT IN JANUARY 2000 AND 3.7 PERCENT IN JUNE 2000, CLEARLY DEMONSTRATING SIGNS OF INFLATION.

SINCE JUNE 1999, THE FEDERAL RESERVE HAS INCREASED THE FEDERAL FUNDS RATE SIX TIMES BY A TOTAL OF 175 BASIS POINTS TO LOWER ECONOMIC GROWTH AND DECREASE ANY FUTURE FEARS OF INFLATION. THESE INCREASES IN INTEREST RATES HELPED SLOW THE INTEREST-SENSITIVE AUTO AND HOUSING MARKETS.

MANY OBSERVERS BELIEVE INTEREST RATES COULD BE LIFTED FURTHER IN COMING MONTHS. WHILE MARKETS HAVE EXPERIENCED MUCH SHORT-TERM VOLATILITY, THE MARKET'S OUTLOOK COULD IMPROVE ONCE INTEREST-RATE HIKES CEASE.

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(JUNE 30, 1998 - JUNE 30, 2000)

[BAR CHART]


Jun-98  2.1%
Sep-98  3.8%
Dec-98  5.9%
Mar-99  3.5%
Jun-99  2.5%
Sep-99  5.7%
Dec-99  8.3%
Mar-00  4.8%
Jun-00  5.2%



INTEREST RATES AND INFLATION
(JUNE 30, 1998 - JUNE 30, 2000)



[LINE GRAPH]



INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENT CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

                               PERFORMANCE SUMMARY



RETURN HIGHLIGHTS
(AS OF JUNE 30, 2000)

                                                A SHARES     B SHARES    C SHARES
----------------------------------------------------------------------------------
Life-of-Fund return based on NAV(1)                33.70%       33.10%      33.30%
----------------------------------------------------------------------------------
Life-of-Fund average annual total return(2)        26.01%       28.10%      32.30%
----------------------------------------------------------------------------------
Commencement date                               10/25/99     10/25/99    10/25/99
----------------------------------------------------------------------------------




(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A shares) or contingent deferred sales charge ("CDSC"). On purchases of Class A shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fifth year. Returns for Class C shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A shares) or contingent deferred sales charge ("CDSC"). On purchases of Class A shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fifth year. Returns for Class C shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase.

     See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Fund shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate with market conditions.

     Because the prices of common stocks and other securities fluctuate, the value of an investment in the Fund will vary upon the Fund's investment performance.

     Market forecasts provided in this report may not necessarily come to pass.

GROWTH OF A $10,000 INVESTMENT
(OCTOBER 25, 1999 - JUNE 30, 2000)

[LINE GRAPH]

THIS CHART COMPARES YOUR
FUND'S PERFORMANCE TO THAT
OF THE STANDARD & POOR'S
MIDCAP 400 INDEX OVER
TIME.


This index is an unmanaged broad-based, statistical composite that does not include any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of this index. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (5.75% for Class A shares).

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                              PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS*
(AS A PERCENTAGE OF NET ASSETS--JUNE 30, 2000)
1.   SDL                                2.1%
     Sells bandwidth-enhancing products for
     fiber-optic and satellite communication
     networks.

2.   EXODUS COMMUNICATIONS              2.0%
     Offers services that allow businesses
     to outsource management of their
     Internet sites.

3.   ADC TELECOMMUNICATIONS             1.9%
     Creates hardware and software products
     used to build communications
     networks.

4.   JABIL CIRCUIT                      1.7%
     Manufactures circuit boards and
     electronic components used in
     computer and telecommunications
     products.

5.   RATIONAL SOFTWARE                  1.6%
     Develops systems to help automate and
     simplify the software-development
     process.

6.   SCIENTIFIC-ATLANTA                 1.5%
     Manufactures set-top cable-television
     boxes and television transmission
     equipment.

7.   VITESSE SEMICONDUCTOR              1.5%
     Manufactures specialized integrated
     circuits for high-speed communications
     products.

8.   VOICESTREAM WIRELESS               1.5%
     Provides digital wireless communications services throughout the United States.

9.   FOREST LABORATORIES                1.4%
     Develops and manufactures
     pharmaceutical products.

10.  MILLENNIUM PHARMACEUTICALS         1.4%
     Forms strategic alliances with other
     pharmaceutical and biotechnology
     companies to develop medicines.


* EXCLUDES SHORT-TERM INVESTMENT

TOP FIVE SECTORS*
(AS A PERCENTAGE OF NET ASSETS--JUNE 30, 2000)


[BAR CHART]

Technology                                  33.1%
Heavy Industry/Transportation               14.2%
Consumer Services                           13.8%
Health Care                                 11.5%
Utilities                                   10.7%


* THESE SECTORS REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN MID CAP GROWTH FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN SINCE ITS INCEPTION ON OCTOBER 25, 1999. THE TEAM IS LED BY ARDEN C. ARMSTRONG, SENIOR PORTFOLIO MANAGER, MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT, WHO HAS MANAGED THE FUND SINCE ITS INCEPTION AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1982. SHE IS JOINED BY PORTFOLIO MANAGERS DAVID P. CHU AND STEVEN B. CHULIK. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

Q HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT IN WHICH THE FUND OPERATED, AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A    It's hard to imagine a better time during which to launch the fund. The fourth quarter of 1999 saw a huge market rally driven primarily by technology stocks. This environment continued into January and February, but the market started showing some weakness outside the technology sector. In the early part of the year, the market grew increasingly narrow, meaning that a smaller and smaller number of stocks were performing well. When the market narrows, we believe it's a sign that the market is going to correct and stock prices will fall.

     This narrowing trend continued into March, when the technology-heavy NASDAQ index hit its all-time peak on March 10. After that peak, the market was very edgy as investors worried about the effect the Federal Reserve Board's (the Fed's) interest-rate hikes would have on stock prices. Stock prices did indeed start to decline, and that trend picked up speed in April, when the correction we anticipated finally occurred and all the major stock indexes experienced double-digit percentage losses. They rebounded by the end of the month, but May and June saw continued volatility as a number of indicators pointed to the economic slowdown the Fed had been trying to achieve.

This volatility affected short-term performance, but the fund's strong performance during the market rally helped offset those losses. The fund returned 33.70 percent for the period from its inception on October 25, 1999, through June 30, 2000 (CLASS A SHARES AT NET ASSET VALUE; IF THE MAXIMUM SALES CHARGE OF 5.75 PERCENT WERE INCLUDED, THE RETURN WOULD HAVE BEEN LOWER). AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. BY COMPARISON, THE STANDARD & POOR'S MIDCAP 400 INDEX RETURNED 26.86 PERCENT FOR THE SAME PERIOD. OF COURSE, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE S&P 400 MIDCAP INDEX IS AN UNMANAGED, CAPITALIZATION-WEIGHTED MEASURE OF 400 STOCKS IN THE MID-RANGE SECTOR OF THE MARKET. THIS INDEX IS A STATISTICAL COMPOSITE THAT DOES NOT INCLUDE ANY COMMISSIONS OR SALES CHARGES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. IF THESE COSTS HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LESS FAVORABLE. IT IS NOT POSSI-

BLE TO INVEST DIRECTLY IN AN INDEX. PLEASE REFER TO THE CHART AND FOOTNOTES ON PAGE 4 FOR ADDITIONAL FUND PERFORMANCE RESULTS.

Q    WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND THROUGH THIS VOLATILE
     PERIOD?

A    We use the same four-step investment process regardless of market conditions. First, we use objective research to screen out companies that don't meet our investment criteria because of their market capitalization or their earnings-growth rates. This step narrows the number of stocks on which we do fundamental research. Then we scrutinize factors such as sales growth, profit margins, management quality, and strategic position. Next, we examine the valuations of the remaining stocks to eliminate those we believe to be more expensive than they're worth. Finally, we analyze how a stock will fit in with other stocks the fund already owns in order to avoid overlap and keep the portfolio diversified. We also try to balance between aggressive growers--stocks growing much more rapidly than 25 percent a year--and stable growers.

     This concept of a balance between stable and aggressive growers allows us to potentially capitalize on market movements by tilting the balance in favor of one kind of stock or the other. In March, when we saw the market continuing to narrow, we decided to position the fund more conservatively. So, we started selling portions of the fund's aggressive-growth technology stocks like Veritas and Siebel Systems, and we tried to buy stocks in historically stable-growth areas like radio to better balance the portfolio and increase its diversification. We believed that after the market corrected, the ensuing rally would be broad-based and would include more than just technology stocks. Finally, we increased the amount of biotechnology stocks in the portfolio. We believe that if the economy slows, biotechnology stocks have the potential to perform better than the semiconductor stocks we've favored.

Q LET'S TALK ABOUT THE PERFORMANCE OF SPECIFIC STOCKS. WHICH ONES HELPED BOOST FUND PERFORMANCE?

A    Despite the sector's volatility, many of the stocks that helped fund performance were technology or technology- related issues. We were very pleased with the fund's investments in fiber-optic stocks. SDL Inc., a fiber-optic equipment manufacturer, and Exodus Communications, an Internet outsourcing firm, both performed well for the fund and stood out from the rest of the technology pack due to their strong earnings and cash flows. The fund benefited from having ADC Telecommunications in its portfolio, as the stock weathered the technology correction unscathed. Ciena also performed well. Semiconductor stocks also boosted fund returns. LSI Logic turned in positive performance because of the role it will play in the new Sony Playstation 2. We've been very happy with the performance of Hispanic Broadcasting, a radio broadcaster targeting the quickly growing demographic of Spanish-speaking people in the United States. Of course, not all of the stocks in the fund performed as favorably, nor is there any guarantee that any of the stocks mentioned above will continue to perform as well or be held in the portfolio in the future.

Q    WHAT STOCKS HURT FUND PERFORMANCE DURING THE PERIOD?

A    Not all technology stocks could be counted on for positive performance, and we sold many of them during the reporting period. We were not pleased with the performance of consumer Internet stocks and sold most of the fund's holdings in that arena, including Neoforma and eBay. Homestore, MyPoints, and Liberty Digital also performed poorly but remained in the portfolio because their businesses were good and getting better. In fact, we saw the decline in their stock prices as buying opportunities. If the fundamentals of a company remain strong and its stock price goes down, we generally buy more of it. Intermedia was another disappointment, as the company's earnings fell short of what Wall Street analysts predicted. The stock's price fell on the heels of that announcement, and we sold it.

Q    WHAT DO YOU SEE AHEAD FOR THE MARKET AND THE FUND?

A    We think the key question going forward is "Has the Fed succeeded in slowing down the economy?" Economic data is just starting to show signs of slowing, and despite some contradictory evidence, we do think the economy is going to be weaker than it has been in the recent past and are positioning the fund accordingly.
     As a result, we've done some tactical maneuvering to make the portfolio a bit more defensive--favoring software companies over hardware companies in the technology arena and adding conservative, stable holdings like drug stores to the portfolio. We also believe this economic slowdown will make P/E ratios increasingly more important to investors as the market becomes more discriminating and separates truly good growth companies from the simply expensive. This will benefit the fund since we are unwilling to pay high valuations for companies that don't warrant them.

GLOSSARY OF TERMS


A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASS A SHARES: A division of mutual funds, which are generally divided into three groupings, called Class A, Class B, and Class C shares. The specific features of each are dependent on varying fees and sales charges. In most cases, Class A shares will have no redemption fee (contingent deferred sales charge).

DEFENSIVE INVESTMENT STRATEGY: A method of portfolio allocation and management aimed at minimizing the risk of losing principal. Defensive investors place a high percentage of their investable assets in bonds, cash equivalents, and stocks that are less volatile than average.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than value stocks, due to their higher expected earnings growth.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

P/E RATIO: The price-to-earnings ratio shows the "multiple" of earnings at which a stock is selling. The P/E ratio is calculated by dividing a stock's current price by its current annual earnings per share. A high multiple means that investors are optimistic about future growth and have bid up the stock's price.

PORTFOLIO: A portfolio, comprised of a collection of securities owned by an individual or an institution, may include stocks, bonds, and/or money-market securities.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

                                 BY THE NUMBERS


YOUR FUND'S INVESTMENTS                 THE FOLLOWING PAGES DETAIL YOUR FUND'S
JUNE 30, 2000                           PORTFOLIO OF INVESTMENTS AT THE END OF
                                        THE REPORTING PERIOD.


                                                                          MARKET
DESCRIPTION                                                SHARES          VALUE
COMMON STOCKS + 97.3%
BEVERAGES & PERSONAL PRODUCTS  1.2%
PERSONAL PRODUCTS  1.2%
Estee Lauder Cos. 'A' ...........................         23,300      $1,151,894
                                                                      ----------
CONSUMER DURABLES 0.9%
AUTOMOTIVE RELATED 0.9%
Harley-Davidson, Inc. ...........................         23,200         893,200
                                                                      ----------
CONSUMER SERVICES 13.8%
ENTERTAINMENT & LEISURE 4.1%
AT&T Corp. Liberty Media Group 'A' (a) ..........         51,500       1,248,875
Liberty Digital, Inc. 'A' (a) ...................         20,400         612,000
MGM Grand, Inc. .................................         28,200         905,925
Premier Parks, Inc. (a) .........................         37,300         848,575
Ticketmaster Online-CitySearch, Inc. 'B' (a) ....         29,800         474,937
                                                                      ----------
                                                                       4,090,312
                                                                      ----------
OTHER 0.8%
Homestore.com, Inc. (a) .........................         15,100         440,731
MyPoints.com, Inc. (a) ..........................         19,400         367,691
                                                                      ----------
                                                                         808,422
                                                                      ----------
PUBLISHING & BROADCASTING 8.9%
Acxiom Corp. (a) ................................         26,100         711,225
Cablevision Systems Corp. 'A' (a) ...............         14,800       1,004,550
Citadel Communications Corp. (a) ................         26,300         918,856
Hispanic Broadcasting Corp. (a) .................         24,800         821,500
Lamar Advertising Co. (a) .......................         16,700         723,319
Reader's Digest Association, Inc. (The) 'A' .....         29,800       1,184,550
TV Guide, Inc. (a) ..............................         33,900       1,161,075
Univision Communications, Inc. (a) ..............          9,200         952,200
Young & Rubicam, Inc. ...........................         23,300       1,332,469
                                                                      ----------
                                                                       8,809,744
                                                                      ----------
TOTAL CONSUMER SERVICES .........................                     13,708,478
                                                                      ----------
ENERGY 6.8%
NATURAL GAS 0.9%
Dynegy, Inc. 'A' ................................         12,655         864,495
                                                                      ----------
OIL--DOMESTIC & CRUDE 1.2%
Noble Affiliates, Inc. ..........................         25,100         934,975
Triton Energy Ltd. (a) ..........................          7,000         275,187
                                                                      ----------
                                                                       1,210,162
                                                                      ----------


SEE NOTES TO FINANCIAL STATEMENTS     11

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                          MARKET
DESCRIPTION                                                SHARES          VALUE
OIL--OFFSHORE DRILLING  2.3%
Global Marine, Inc. (a) .........................         34,600      $  975,288
Nabors Industries, Inc. (a) .....................         30,900       1,284,281
                                                                      ----------
                                                                       2,259,569
                                                                      ----------
OIL--WELL EQUIPMENT & SERVICES 2.4%
BJ Services Co. (a) .............................         12,300         768,750
Smith International, Inc. (a) ...................         10,400         757,250
Varco International, Inc. (a) ...................         36,408         846,486
                                                                      ----------
                                                                       2,372,486
                                                                      ----------
TOTAL ENERGY ....................................                      6,706,712
                                                                      ----------
FINANCIAL SERVICES 1.3%
CREDIT & FINANCE 1.3%
Concord EFS, Inc. (a) ...........................         49,200       1,279,200
                                                                      ----------
HEALTH CARE 11.5%
DRUGS 5.7%
Biovail Corp. (a) ...............................         14,100         781,669
Celgene Corp. (a) ...............................         14,000         824,250
Forest Laboratories, Inc. 'A' (a) ...............         14,100       1,424,100
MedImmune, Inc. (a) .............................         15,500       1,147,000
Millennium Pharmaceuticals, Inc. (a) ............         12,700       1,420,812
                                                                      ----------
                                                                       5,597,831
                                                                      ----------
HEALTH SERVICES 2.3%
Health Management Associates, Inc. 'A' (a) ......         94,100       1,229,181
Lincare Holdings, Inc. (a) ......................         43,000       1,058,875
                                                                      ----------
                                                                       2,288,056
                                                                      ----------
HEALTH TECHNOLOGY 3.5%
Human Genome Sciences, Inc. (a) .................          5,900         786,913
PerkinElmer, Inc. ...............................         17,700       1,170,412
QLT Phototherapeutics, Inc. (a) .................         10,500         811,781
Waters Corp. (a) ................................          5,500         686,469
                                                                      ----------
                                                                       3,455,575
                                                                      ----------
TOTAL HEALTH CARE ...............................                     11,341,462
                                                                      ----------
HEAVY INDUSTRY/TRANSPORTATION 14.2%
AEROSPACE 4.0%
Bombardier, Inc. 'B' ............................         33,500         910,363
Gilat Satellite Networks Ltd. (a) ...............          9,400         652,125
Titan Corp. (a) .................................         29,700       1,329,075
ViaSat, Inc. (a) ................................         18,900       1,025,325
                                                                      ----------
                                                                       3,916,888
                                                                      ----------


                                       12      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                          MARKET
DESCRIPTION                                                SHARES          VALUE
AIR TRANSPORTATION  0.8%
Southwest Airlines Co. ........................          43,600       $  825,675
                                                                      ----------
BUSINESS SERVICES 8.6%
Crown Castle International Corp. (a) ..........          32,900        1,200,850
Dycom Industries, Inc. (a) ....................          22,850        1,051,100
Fiserv, Inc. (a) ..............................          28,400        1,228,300
Jabil Circuit, Inc. (a) .......................          33,100        1,642,587
MasTec, Inc. (a) ..............................          24,500          935,594
Quanta Services, Inc. (a) .....................          12,800          704,000
SCI Systems, Inc. (a) .........................          25,300          991,444
TMP Worldwide, Inc. (a) .......................          10,700          789,794
                                                                      ----------
                                                                       8,543,669
                                                                      ----------
MISCELLANEOUS INDUSTRIALS 0.8%
Dover Corp. ...................................          20,000          811,250
                                                                      ----------
TOTAL HEAVY INDUSTRY/TRANSPORTATION ...........                       14,097,482
                                                                      ----------
RETAIL 3.8%
RESTAURANTS 1.1%
Starbucks Corp. (a) ...........................          28,000        1,069,250
                                                                      ----------
SPECIALTY SHOPS 2.7%
CVS Corp. .....................................          25,600        1,024,000
RadioShack Corp. (a) ..........................          15,800          748,525
Tiffany & Co. .................................          13,200          891,000
                                                                      ----------
                                                                       2,663,525
                                                                      ----------
TOTAL RETAIL ..................................                        3,732,775
                                                                      ----------
TECHNOLOGY 33.1%
COMPUTERS & OFFICE EQUIPMENT 0.9%
QLogic Corp. (a) ..............................          13,400          885,238
                                                                      ----------
ELECTRONICS 9.6%
Applied Micro Circuits Corp. (a) ..............          10,200        1,007,250
ATMI, Inc. (a) ................................          19,700          916,050
Flextronics International Ltd. (a) ............          16,700        1,147,603
GlobeSpan, Inc. (a) ...........................           8,600        1,049,872
Integrated Device Technology, Inc. (a) ........          17,300        1,035,838
Lattice Semiconductor Corp. (a) ...............          19,100        1,320,287
LSI Logic Corp. (a) ...........................          23,500        1,271,937
Novellus Systems, Inc. (a) ....................           5,000          282,813
Vitesse Semiconductor Corp. (a) ...............          20,300        1,493,319
                                                                      ----------
                                                                       9,524,969
                                                                      ----------


SEE NOTES TO FINANCIAL STATEMENTS   13

SEE NOTES TO FINANCIAL STATEMENTS
YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                      MARKET
DESCRIPTION                                           SHARES          VALUE
SOFTWARE & SERVICES  11.7%
Art Technology Group, Inc. (a) ....................   12,100    $ 1,221,344
Exodus Communications, Inc. (a) ...................   43,400      1,999,112
Genuity, Inc (a) ..................................   40,200        368,081
Inktomi Corp. (a) .................................   11,100      1,312,575
ISS Group, Inc. (a) ...............................   13,700      1,352,661
Macromedia, Inc. (a) ..............................   11,300      1,092,569
Mercury Interactive Corp. (a) .....................   14,300      1,383,525
Rational Software Corp. (a) .......................   16,900      1,570,644
VeriSign, Inc. (a) ................................    7,590      1,339,635
                                                                 ----------
                                                                 11,640,146
                                                                 ----------
TELECOMMUNICATIONS EQUIPMENT 10.9%
ADC Telecommunications, Inc. (a) ..................   22,300      1,870,412
Alpha Industries, Inc. (a) ........................   14,000        616,875
Andrew Corp. (a) ..................................   24,700        828,994
Bookham Technology plc ADR (a) ....................   13,900        823,575
CIENA Corp. (a) ...................................    7,800      1,300,162
Powerwave Technologies, Inc. (a)...................   19,700        866,800
RF Micro Devices, Inc. (a) ........................    9,400        823,675
Scientific-Atlanta, Inc. ..........................   20,500      1,527,250
SDL, Inc. (a) .....................................    7,300      2,081,869
                                                                 ----------
                                                                 10,739,612
                                                                 ----------
TOTAL TECHNOLOGY ..................................              32,789,965
                                                                 ----------
UTILITIES  10.7%
ELECTRIC POWER  1.2%
Calpine Corp. (a) .................................   18,500     1,216,375
                                                                 ----------
TELEPHONE SERVICES 9.5%
FLAG Telecom Holdings Ltd. (a) ....................   32,800       487,900
GT Group Telecom, Inc. 'B' (a) ....................   12,800       202,400
IDT Corp. (a) .....................................   29,200       990,975
McLeodUSA, Inc. 'A' (a) ...........................   63,800     1,319,862
Microcell Telecommunications, Inc. (a) ............   21,600       780,300
NEXTLINK Communications, Inc. (a) .................   29,900     1,134,331
Time Warner Telecom, Inc. 'A' (a) .................   10,700       688,813
Tritel, Inc. (a) ..................................   32,000       950,000
VoiceStream Wireless Corp. (a) ....................   12,554     1,459,991
Western Wireless Corp. 'A' (a) ....................   24,600     1,340,700
                                                                 ----------
                                                                 9,355,272
                                                                 ----------
TOTAL UTILITIES ...................................             10,571,647
                                                                 ----------

TOTAL LONG-TERM INVESTMENTS 97.3%
    (Cost $94,157,849) ............................             96,272,815
                                                               ------------


                                         14    SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                PAR           MARKET
DESCRIPTION                                                    VALUE          VALUE
SHORT-TERM INVESTMENT  3.0%
REPURCHASE AGREEMENT  3.0%
Chase Securities, Inc. 6.15%, dated 6/30/00, due
7/3/00, to be repurchased at $2,923,498, collateralized
by $3,100,000 U.S. Treasury Notes 5.50%, due
5/15/09, valued at $2,987,625
    (Cost $2,922,000) .................................   $  2,922,000    $  2,922,000
                                                                          ------------

TOTAL INVESTMENTS 100.3%
    (Cost $97,079,849) ................................                     99,194,815

LIABILITIES IN EXCESS OF OTHER ASSETS -0.3% ...........                       (248,783)
                                                                          ------------


NET ASSETS 100% .......................................                   $ 98,946,032
                                                                          ============

------------------

(a)  NON-INCOME PRODUCING SECURITY

+ THE COMMON STOCKS ARE CLASSIFIED BY SECTORS WHICH REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.


SEE NOTES TO FINANCIAL STATEMENTS   15

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
JUNE 30, 2000

ASSETS:
Investments at Value (Cost $97,079,849) ..................................   $  99,194,815
Cash .....................................................................              48
Receivable for:
  Investments Sold .......................................................         854,159
  Fund Shares Sold .......................................................         531,513
  Dividends ..............................................................           2,575
  Interest ...............................................................            499
                                                                             --------------
    Total Assets .........................................................     100,583,609
                                                                             --------------
LIABILITIES:
Payable for:
  Investments Purchased ..................................................       1,366,934
  Distribution Fees ......................................................         105,520
  Investment Advisory Fees ...............................................          59,640
  Administrative Fees ....................................................          20,095
  Custody Fees ...........................................................          17,500
  Shareholder Reporting Expenses .........................................          16,741
  Fund Shares Redeemed ...................................................          15,146
  Professional Fees ......................................................          11,732
  Transfer Agent Fees ....................................................           6,772
  Directors' Fees and Expenses ...........................................           3,994
Other ....................................................................          13,503
                                                                             --------------
    Total Liabilities ....................................................       1,637,577
                                                                             --------------
NET ASSETS ...............................................................   $  98,946,032
                                                                             ==============
NET ASSETS CONSIST OF:
Capital Stock at Par ($.001 par value, Shares Authorized 2,625,000,000) ..   $       7,417
Paid in Capital in Excess of Par .........................................      95,350,920
Net Unrealized Appreciation on Investments ...............................       2,114,966
Accumulated Net Realized Gain ............................................       1,476,972
Accumulated Net Investment Loss ..........................................          (4,243)
                                                                             ==============
NET ASSETS ...............................................................   $  98,946,032
                                                                             ==============
  Class A Shares:
    Net Asset Value and Redemption Price Per Share (Based on Net Assets of
    $38,401,033 and 2,871,211 Shares Outstanding) ........................   $       13.37
                                                                             ==============
    Maximum Sales Charge .................................................            5.75%
    Maximum Offering Price Per Share (Net Asset Value Per
    Share x 100/ (100% - maximum sales charge)) ..........................   $       14.19
                                                                             ==============
  Class B Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets of
    $40,499,159 and 3,041,628 Shares Outstanding)* .......................   $       13.31
                                                                             ==============
  Class C Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets of
    $20,045,840 and 1,504,083 Shares Outstanding)* .......................   $       13.33
                                                                             ==============

* REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.


                                         16    SEE NOTES TO FINANCIAL STATEMENTS

Statement of Operations
OCTOBER 25, 1999* TO JUNE 30, 2000

INVESTMENT INCOME:
Dividends ............................................   $    28,552
Interest .............................................       190,339
                                                         -----------
                  Total Income .......................       218,891
                                                         -----------
EXPENSES:
Investment Advisory Fees .............................       291,595
Distribution Fees (Attributed to Classes A, B and C of
  $39,776, $140,729 and $86,826, respectively) .......       267,331
Administrative Fees ..................................        98,702
Shareholder Reports ..................................        48,521
Filing and Registration Fees .........................        29,626
Custodian Fees .......................................        26,624
Transfer Agent Fees ..................................        16,218
Professional Fees ....................................        15,081
Directors' Fees and Expenses .........................         6,986
Other ................................................         1,166
                                                         -----------
    Total Expenses ...................................       801,850
                                                         -----------
NET INVESTMENT LOSS ..................................   $  (582,959)
                                                         ===========
NET REALIZED GAIN/LOSS ON:
Investments ..........................................   $ 2,055,688
                                                         -----------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period ............................          --
                                                         -----------
  End of the Period:
    Investments ......................................     2,114,966
                                                         -----------
Net Change in Unrealized Appreciation/Depreciation ...     2,114,966
                                                         -----------
NET REALIZED GAIN/LOSS AND NET CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION ..........................   $ 4,170,654
                                                         ===========
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .   $ 3,587,695
                                                         ===========

* COMMENCEMENT OF OPERATIONS


SEE NOTES TO FINANCIAL STATEMENTS  17

Statement of Changes in Net Assets
OCTOBER 25, 1999* TO JUNE 30, 2000

                                                                    OCTOBER 25, 1999* TO
                                                                        JUNE 30, 2000
                                                                    ---------------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Loss ................................................   $    (582,959)
Net Realized Gain ..................................................       2,055,688
Net Change in Unrealized Appreciation/Depreciation .................       2,114,966
                                                                       -------------
Net Increase in Net Assets Resulting from Operations ...............       3,587,695
                                                                       -------------
CAPITAL SHARES TRANSACTIONS:
Subscribed .........................................................     103,620,869
Redeemed ...........................................................     (10,262,532)
                                                                       -------------
Net Increase in Net Assets Resulting from Capital Share Transactions      93,358,337
                                                                       -------------
Total Increase in Net Assets .......................................      96,946,032
NET ASSETS--Beginning of Period ....................................       2,000,000
                                                                       -------------
NET ASSETS--End of Period (Including accumulated net investment
   loss of $(4,243) at June 30, 2000) ..............................   $  98,946,032
                                                                       =============

* COMMENCEMENT OF OPERATIONS


                                       18      SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                    OCTOBER 25, 1999* TO
CLASS A SHARES                                         JUNE 30, 2000#
                                                   ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD .............       $ 10.00
                                                         --------

INCOME FROM INVESTMENT OPERATIONS
  Net Investment Loss ............................         (0.09)
  Net Realized and Unrealized Gain ...............          3.46
                                                         --------
Total From Investment Operations .................          3.37
                                                         --------
NET ASSET VALUE, END OF PERIOD ...................       $ 13.37
                                                         ========
TOTAL RETURN (1) .................................         33.70%**
                                                         ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ................      $ 38,401
Ratio of Expenses to Average Net Assets ..........          1.63%
Ratio of Net Investment Loss to Average Net Assets         (1.04%)
Portfolio Turnover Rate ..........................           103%**

* COMMENCEMENT OF OPERATIONS

** NON-ANNUALIZED

(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.

# CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS  19

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                       OCTOBER 25, 1999* TO
CLASS B SHARES                                            JUNE 30, 2000#
                                                     ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD .............       $   10.00
                                                         ----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Loss ............................           (0.16)
  Net Realized and Unrealized Gain ...............            3.47
                                                         ----------
Total From Investment Operations .................            3.31
                                                         ----------
NET ASSET VALUE, END OF PERIOD ...................       $   13.31
                                                         ==========
TOTAL RETURN (1) .................................           33.10%**
                                                         ==========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ................      $   40,499
Ratio of Expenses to Average Net Assets ..........            2.38%
Ratio of Net Investment Loss to Average Net Assets           (1.83%)
Portfolio Turnover Rate ..........................             103%**

* COMMENCEMENT OF OPERATIONS

** NON-ANNUALIZED

(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.

# CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


                                    20        SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                      OCTOBER 25, 1999* TO
CLASS C SHARES                                           JUNE 30, 2000#
                                                     ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD .............      $    10.00
                                                         ----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Loss ............................           (0.16)
  Net Realized and Unrealized Gain ...............            3.49
                                                         ----------
Total From Investment Operations .................            3.33
                                                         ----------
NET ASSET VALUE, END OF PERIOD ...................      $    13.33
                                                         ==========
TOTAL RETURN (1) .................................           33.30%**
                                                         ==========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ................      $   20,046
Ratio of Expenses to Average Net Assets ..........            2.38%
Ratio of Net Investment Loss to Average Net Assets           (1.81%)
Portfolio Turnover Rate ..........................             103%**

* COMMENCEMENT OF OPERATIONS

** NON-ANNUALIZED

(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.

# CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS  21

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

     The Van Kampen Mid Cap Growth Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks to achieve long-term growth. The Fund commenced operations on October 25, 1999.


1. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000



apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares. Distributions from the Fund are recorded on the ex-distribution date.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
     Net realized gains or losses may differ for financial and tax reporting purposes as a result of losses relating to wash sale transactions.
     At June 30, 2000, for federal income tax purposes, cost of long- and short-term investments is $97,359,593, the aggregate gross unrealized appreciation is $9,724,739 and the aggregate gross unrealized depreciation is $7,889,517, resulting in net unrealized appreciation on long- and short-term investments of $1,835,222.



E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.
     Due to inherent differences in the recognition of income and expenses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. A permanent difference related to a net operating loss which may be used as an offset against short-term gains for tax purposes totaling $578,735 has been reclassified from accumulated net realized gain to accumulated net investment loss. A permanent difference related to recognized currency gains totaling $19 was reclassified from accumulated net investment loss to accumulated net realized gain.
     Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000


2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Miller Anderson & Sherrerd LLP (a "Subadviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services paid monthly and calculated at the annual rates based on average daily net assets indicated as follows:


AVERAGE DAILY NET ASSETS                % PER ANNUM
First $500 million ..................   .75 of 1%
Next $500 million ...................   .70 of 1%
Over $1 billion .....................   .65 of 1%

     For the period ended June 30, 2000, the Fund recognized expenses of $4,559 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.
     For the period ended June 30, 2000, the Fund recognized expenses of $1,500 representing Van Kampen's cost of providing legal services to the Fund.
     Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.
     Van Kampen Funds Inc. (the "Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.
     The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the period ended June 30, 2000, the Distributor has advised the Fund that it earned initial sales charges of $707,722 for Class A shares and deferred sales charges of $17,040 and $5,028 for Class B shares and Class C shares, respectively.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000



     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.
     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.
     For the period ended June 30, 2000, the Fund incurred $2,271 as brokerage commissions with Morgan Stanley Co. Incorporated, an affiliated broker/dealer.


3. CAPITAL TRANSACTIONS
The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a CDSC. Class B shares automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. For the period ended June 30, 2000, no Class B shares converted to Class A shares. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:


                        CONTINGENT DEFERRED SALES
                       CHARGE ON ASSETS SUBJECT TO
                             SALES CHARGE
                       ----------------------------
YEAR OF REDEMPTION         CLASS B  CLASS C
First                      5.00%    1.00%
Second                     4.00%    None
Third                      3.00%    None
Fourth                     2.50%    None
Fifth                      1.50%    None
Thereafter                 None     None

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000



                                                          OCTOBER 25, 1999*
                                                          TO JUNE 30, 2000
                                                         -------------------
CAPITAL SHARES TRANSACTIONS
CLASS A:
  Shares:
           Subscribed (Initial Shares of 70,000) ......      3,339,022
           Redeemed ...................................       (467,811)
                                                          -------------
  Net Increase in Class A Shares Outstanding ..........      2,871,211
                                                          ==============
  Dollars:
           Subscribed .................................   $ 42,433,265
           Redeemed ...................................     (6,006,453)
                                                          -------------
  Net Increase ........................................   $ 36,426,812
                                                          ==============
  Beginning Paid in Capital ...........................   $    700,000
                                                          ==============
  Ending Paid in Capital ..............................   $ 37,126,812
                                                          ==============
CLASS B:
  Shares:
           Subscribed (Initial Shares of 70,000) ......      3,237,074
           Redeemed ...................................       (195,446)
                                                          -------------
         Net Increase in Class B Shares Outstanding ...      3,041,628
                                                          ==============
         Dollars:
           Subscribed .................................   $ 41,534,880
           Redeemed ...................................     (2,566,709)
                                                          -------------
         Net Increase .................................   $ 38,968,171
                                                          ==============
         Beginning Paid in Capital ....................    $   700,000
                                                          ==============
         Ending Paid in Capital .......................   $ 39,668,171
                                                          ==============
CLASS C:
         Shares:
                  Subscribed (Initial Shares of 60,000)      1,633,460
                  Redeemed ............................       (129,377)
                                                          -------------
         Net Increase in Class C Shares Outstanding ...      1,504,083
                                                          ==============
         Dollars:
                  Subscribed ..........................   $ 19,652,724
                  Redeemed ............................     (1,689,370)
                                                          -------------
         Net Increase .................................   $ 17,963,354
                                                          ==============
         Beginning Paid in Capital ....................   $    600,000
                                                          ==============
         Ending Paid in Capital .......................   $ 18,563,354
                                                          ==============

* COMMENCEMENT OF OPERATIONS

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000


4.   INVESTMENT TRANSACTIONS
For the period ended June 30, 2000, the Fund made purchases of $149,684,420 and sales of $48,553,779 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.



5.   BORROWINGS
In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered into a $650 million committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rata percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

REPORT OF INDEPENDENT AUDITORS



To the Board of Directors and
Shareholders of Van Kampen
Mid Cap Growth Fund

     We have audited the accompanying statement of assets and liabilities of Van Kampen Mid Cap Growth Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2000, and the related statements of operations, changes in net assets and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Mid Cap Growth Fund as of June 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
Chicago, Illinois
August 11, 2000

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN MID CAP GROWTH FUND

BOARD OF DIRECTORS

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY


OFFICERS

RICHARD F. POWERS, III*
Chairman, Director, President,
Chief Executive Officer

STEPHEN L. BOYD*
Executive Vice President and
Chief Investment Officer

A. THOMAS SMITH III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Chief Financial Officer
and Treasurer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOSEPH P. STADLER*
JOHN H. ZIMMERMANN, III*
Vice Presidents


INVESTMENT ADVISER AND
ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER
MORGAN STANLEY DEAN WITTER INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN
THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256


LEGAL COUNSEL
SKADDEN, ARPS, SLATE, MEAGHER &
FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS(1)
DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

(1) Independent auditors for the Fund perform an annual audit of the Fund's financial statements. The Board of Directors has engaged Deloitte & Touche LLP to be the Fund's independent auditors.

     PricewaterhouseCoopers LLP has ceased being the Fund's independent auditors effective May 18, 2000. The cessation of the client-auditor relationship between the Fund and PricewaterhouseCoopers was based solely on a possible future business relationship by PricewaterhouseCoopers with an affiliate of the Fund's Investment Adviser.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

-C-  Van Kampen Funds Inc., 2000. All rights reserved.

-SM- denotes a service mark of Van Kampen Funds Inc.

     This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charges on shares of the Fund, and other pertinent data. After December 31, 2000, the report, if used with prospective investors, must be accompanied by a quarterly performance update, if applicable.

                                   VAN KAMPEN
                                  TAX MANAGED
                             GLOBAL FRANCHISE FUND


                                 ANNUAL REPORT
                                 JUNE 30, 2000


                                   [GRAPHIC]



                                   VAN KAMPEN
                                      FUNDS

                           TABLE OF CONTENTS

                                    OVERVIEW
                      LETTER TO SHAREHOLDERS     1
                           ECONOMIC SNAPSHOT     2

                         PERFORMANCE SUMMARY
                           RETURN HIGHLIGHTS     4
              GROWTH OF A $10,000 INVESTMENT     5

                       PORTFOLIO AT A GLANCE
                            TOP TEN HOLDINGS     6
                          TOP FIVE COUNTRIES     6
            Q&A WITH YOUR PORTFOLIO MANAGERS     7
                           GLOSSARY OF TERMS    10

                              BY THE NUMBERS
                     YOUR FUND'S INVESTMENTS    11
                        FINANCIAL STATEMENTS    13
               NOTES TO FINANCIAL STATEMENTS    19
              REPORT OF INDEPENDENT AUDITORS    27

       FUND OFFICERS AND IMPORTANT ADDRESSES    28
                RESULTS OF SHAREHOLDER VOTES    29

IT IS TIMES
LIKE THESE
WHEN MONEY-
MANAGEMENT
EXPERIENCE
MAY MAKE
A DIFFERENCE.



              ----------------------------------------------------
              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.
              ----------------------------------------------------

LETTER TO SHAREHOLDERS
JULY 20, 2000

Dear Shareholder,

Whether you have held your fund for years or just joined the Van Kampen family of shareholders in the last few months, you are likely to have questions and even some concerns about how recent market volatility has affected your investment. I encourage you to review the following Q&A in which your portfolio manager provides an update on how your fund is being managed in this environment.

It is times like these when money-management experience may make a difference. Toward that end, you should know that Van Kampen is one of the nation's oldest investment-management firms, with a history of money management dating back to 1926. Our portfolio managers have invested in all types of market conditions--during bull and bear markets, periods of inflation and rising interest rates, and now a technology revolution. We have managed money long enough to understand short-term market volatility and the value of investing for the long term.

OVERVIEW

As we move through the second half of 2000, count on us to continue to draw on the wisdom of our 74 years of experience. Along those lines, Van Kampen's "Generations of Experience" is the theme of a national advertising campaign that we recently kicked off. The message emphasizes our depth of investment-management history, as well as our firm belief that with the right investments, anyone can realize life's true wealth.

Sincerely,

/s/ Richard F. Powers, III

Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
BEGINNING IN THE SECOND QUARTER OF 2000, EVIDENCE OF SLOWER ECONOMIC GROWTH IN THE UNITED STATES EMERGED. HOWEVER, ANALYSTS BELIEVE IT MAY HAVE BEEN PREMATURE TO ASSUME THAT THE U.S. ECONOMY HAS SLOWED TO A SUSTAINABLE, NONINFLATIONARY PACE, WITH THE GROSS DOMESTIC PRODUCT (GDP), A MEASURE OF ECONOMIC GROWTH, UP
5.2 PERCENT ANNUALIZED IN THE SECOND QUARTER OF 2000.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER SPENDING REMAINED THE MAIN ENGINE OF GROWTH BEHIND THE U.S. ECONOMY. LIVING STANDARDS AND SPENDING HABITS WERE BOOSTED BY STRONG GAINS IN REAL INCOME, AND INDIVIDUAL WEALTH INCREASED SUBSTANTIALLY, PRIMARILY DUE TO A BUOYANT STOCK MARKET. NONETHELESS, DATA RELEASED IN THE SECOND QUARTER OF 2000 REFLECTED A MINOR DECREASE IN THE SPENDING OF INDIVIDUALS. IN JUNE, THE CONSUMER PRICE INDEX (CPI), THE LEADING INFLATION INDICATOR, ROSE HIGHER THAN EXPECTED--0.6 PERCENT MORE THAN THE PREVIOUS MONTH. THAT HEIGHTENED CONCERNS ABOUT INFLATION, AND THE PROSPECT OF ADDITIONAL FEDERAL RESERVE BOARD INTEREST-RATE INCREASES.

THE U.S. LABOR MARKET WAS STILL ROBUST DURING THIS TIME, AND JOB INSECURITY CONTINUED TO DECLINE. SOLID EMPLOYMENT GROWTH WAS ACCOMPANIED BY UNUSUALLY LARGE GAINS IN PRODUCTIVITY, WHICH LIMITED THE RISE IN UNIT LABOR COSTS ACROSS THE WHOLE ECONOMY. GIVEN THE HIGH EMPLOYMENT NUMBERS AND STRONG LEVELS OF PRODUCTIVITY, ANALYSTS BELIEVE AN INCREASE IN INTEREST RATES TO WARD OFF INFLATION AND FURTHER SLOW THE ECONOMY IS POSSIBLE.

INTEREST RATES AND INFLATION
DURING THE PAST FEW MONTHS, PERSISTENT STRENGTH IN CONSUMER SPENDING ACCOMPANIED BY A VERY TIGHT LABOR MARKET, RESULTED IN SOME INFLATION. THE CPI REACHED A LEVEL OF 2.7 PERCENT IN JANUARY 2000 AND 3.7 PERCENT IN JUNE 2000, CLEARLY DEMONSTRATING SIGNS OF INFLATION.

SINCE JUNE 1999, THE FEDERAL RESERVE HAS INCREASED THE FEDERAL FUNDS RATE SIX TIMES BY A TOTAL OF 175 BASIS POINTS TO LOWER ECONOMIC GROWTH AND DECREASE ANY FUTURE FEARS OF INFLATION. THESE INCREASES IN INTEREST RATES HELPED SLOW THE INTEREST-SENSITIVE AUTO AND HOUSING MARKETS.

MANY OBSERVERS BELIEVE INTEREST RATES COULD BE LIFTED FURTHER IN COMING MONTHS. WHILE MARKETS HAVE EXPERIENCED MUCH SHORT-TERM VOLATILITY, THE MARKET'S OUTLOOK COULD IMPROVE ONCE INTEREST-RATE HIKES CEASE.

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(JUNE 30, 1998 - JUNE 30, 2000)

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

Jun 98            2.1%
Sep 98            3.8%
Dec 98            5.9%
Mar 99            3.5%
Jun 99            2.5%
Sep 99            5.7%
Dec 99            8.3%
Mar 00            4.8%
Jun 00            5.2%

SOURCE:  BUREAU OF ECONOMIC ANALYSIS

INTEREST RATES AND INFLATION
(JUNE 30, 1998 - JUNE 30, 2000)

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

INTEREST RATES                  INFLATION
Jun-98  5.500                      1.70
Jul-98  5.500                      1.70
Aug-98  5.500                      1.60
Sep-98  5.250                      1.50
Oct-98  5.000                      1.50
Nov-98  4.750                      1.50
Dec-98  4.750                      1.60
Jan-99  4.750                      1.70
Feb-99  4.750                      1.60
Mar-99  4.750                      1.70
Apr-99  4.750                      2.30
May-99  4.750                      2.10
Jun-99  5.000                      2.00
Jul-99  5.000                      2.10
Aug-99  5.250                      2.30
Sep-99  5.250                      2.60
Oct-99  5.250                      2.60
Nov-99  5.500                      2.60
Dec-99  5.500                      2.70
Jan-00  5.500                      2.70
Feb-00  5.750                      3.20
Mar-00  6.000                      3.70
Apr-00  6.000                      3.00
May-00  6.500                      3.10
Jun-00  6.500                      3.70


INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENT CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF JUNE 30, 2000)

                                              A SHARES      B SHARES     C SHARES
--------------------------------------------------------------------------------------
One-year total return based on NAV(1)            19.83%        19.09%        18.92%
--------------------------------------------------------------------------------------
One-year total return(2)                         12.95%        14.09%        17.92%
--------------------------------------------------------------------------------------
Life-of-Fund average annual total return(2)      19.52%        20.74%        23.18%
--------------------------------------------------------------------------------------
Commencement date                               9/25/98       9/25/98       9/25/98
--------------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER.

(2) STANDARDIZED TOTAL RETURN. ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE.

     SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE WITH MARKET CONDITIONS.

     BECAUSE THE PRICES OF COMMON STOCKS AND OTHER SECURITIES FLUCTUATE, THE VALUE OF AN INVESTMENT IN THE FUND WILL VARY UPON THE FUND'S INVESTMENT PERFORMANCE. FOREIGN SECURITIES MAY MAGNIFY VOLATILITY DUE TO CHANGES IN FOREIGN EXCHANGE RATES, THE POLITICAL AND ECONOMIC UNCERTAINTIES IN FOREIGN COUNTRIES, AND THE POTENTIAL LACK OF LIQUIDITY, GOVERNMENT SUPERVISION, AND REGULATION.

     MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

GROWTH OF A $10,000 INVESTMENT
(SEPTEMBER 25, 1998 - JUNE 30, 2000)

[CHART]


                                                                                 MSCI World Index with Net Dividends
                                                                                MEASURES THE PERFORMANCE OF SECURITIES
                                                                                   WITH REINVESTED DIVIDENDS ON THE
                                               TAX MANAGED                           EXCHANGES OF NORTH AMERICA,
                                           GLOBAL FRANCHISE FUND                           EUROPE, AND ASIA
 9/98                                          $9,428                                        $10,000
12/98                                         $10,408                                        $10,591
 3/99                                         $10,581                                        $10,477
 6/99                                         $11,425                                        $12,882
 6/00                                         $12,905                                        $14,452
Fund's Total Return
1 Year Total Return                                                                            12.95%
Inception Avg. Annual                                                                          19.52%

THIS CHART COMPARES YOUR
FUND'S PERFORMANCE TO THAT
OF THE MSCI WORLD INDEX
WITH NET DIVIDENDS OVER
TIME.

THIS IS AN UNMANAGED, BROAD-BASED, STATISTICAL COMPOSITE THAT DOES NOT INCLUDE ANY COMMISSIONS OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER THE PERFORMANCE OF THIS INDEX. THE HISTORICAL PERFORMANCE OF THE INDEX IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY; IT IS NOT MEANT TO FORECAST, IMPLY, OR GUARANTEE THE FUTURE PERFORMANCE OF ANY INVESTMENT VEHICLE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

THE ABOVE CHART REFLECTS THE PERFORMANCE OF CLASS A SHARES OF THE FUND. THE PERFORMANCE OF CLASS A SHARES WILL DIFFER FROM THAT OF OTHER SHARE CLASSES OF THE FUND BECAUSE OF THE DIFFERENCE IN SALES CHARGES AND/OR EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT SHARE CLASSES. THE FUND'S PERFORMANCE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS, AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES).

WHILE PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THE ABOVE INFORMATION PROVIDES A BROADER VANTAGE POINT FROM WHICH TO EVALUATE THE DISCUSSION OF THE FUND'S PERFORMANCE FOUND IN THE FOLLOWING PAGES.

                             PORTFOLIO AT A GLANCE


TOP TEN HOLDINGS*
(AS A PERCENTAGE OF NET ASSETS--JUNE 30, 2000)

1.   CADBURY SCHWEPPES  6.3%
     Manufactures candy and soft drinks, including such brands as 7 UP, Canada Dry, Cadbury, and York.

2.   CIE FINANCIERE RICHEMONT  5.3%
     Markets luxury goods, including brands such as Cartier jewelry, Piaget watches, and Montblanc pens.

3.   BESTFOODS  4.9%
     Manufactures food products, including such brands as Hellmann's, Skippy, and Entenmann's.

4.   WPP GROUP  4.7%
     Offers creative advertising, public relations, market research, and consulting services worldwide.

5.   ALLIED DOMECQ  4.7%

     Distills spirits and wines, including Kahlua liqueur, and operates retail food chains including Dunkin' Donuts.

6.   RECKITT BENCKISER  4.6%
     Manufactures household, pharmaceutical, and food products.

7.   BRITISH AMERICAN TOBACCO  4.5%
     Distributes cigarettes and other tobacco products worldwide.

8.   RALSTON-RALSTON PURINA GROUP  4.5%
     Produces Purina pet food and manufactures Eveready dry cell batteries.

9.   NEW YORK TIMES  4.5%
     Publishes newspapers and magazines and operates television and radio stations.

10.  NESTLE  4.3%
     Produces food and cosmetics, including name brands Nestea, Nestle, and L'Oreal.

*    EXCLUDES SHORT-TERM INVESTMENT


TOP FIVE COUNTRIES
(AS A PERCENTAGE OF NET ASSETS)

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                              June 30, 2000     June 30, 1999
United Kingdom                    39.5%             33.4%
United States                     24.8%             23.2%
Switzerland                        9.6%             13.6%
France                             6.3%              9.9%
Finland                            3.8%              4.4%

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN TAX MANAGED GLOBAL FRANCHISE FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED JUNE 30, 2000. PORTFOLIO MANAGER ANDREW BROWN, MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT HAS MANAGED THE FUND SINCE ITS INCEPTION ON SEPTEMBER 25, 1998,* AND HAS WORKED IN THE FINANCIAL INDUSTRY SINCE 1986. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE FUND'S PERFORMANCE.

*THE FUND ADDED TAX-SENSITIVE INVESTMENT STRATEGIES EFFECTIVE APRIL 3, 2000.


Q HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT IN WHICH THE FUND OPERATED, AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A    In the United States, the Federal Reserve Board hoped to slow the pace of the domestic economy by raising rates six times during the reporting period. This sent ripples through Europe and depressed its stocks, as European markets are sensitive to U.S. interest-rate changes. As Japan and other Asian markets continued to embrace economic reform and corporate restructuring, the global economy in general continued to grow. After swelling during the last six months of 1999 and the first quarter of 2000, the technology bubble finally burst this spring. This was not good news for growth stocks, many of which are technology names. "Old economy" value stocks performed better than their growth counterparts during the first half of 2000, which helped shrink the performance gap between the two sectors.
     The fund achieved a total return of 19.83 percent for the 12-month period ended June 30, 2000 (CLASS A SHARES AT NET ASSET VALUE; IF THE MAXIMUM SALES CHARGE OF 5.75 PERCENT WERE INCLUDED, THE RETURN WOULD HAVE BEEN LOWER). AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. BY COMPARISON, THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX WITH NET DIVIDENDS GENERATED A TOTAL RETURN OF 12.19 PERCENT FOR THE SAME PERIOD. OF COURSE, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE MSCI WORLD INDEX WITH NET DIVIDENDS IS AN UNMANAGED, BROAD-BASED INDEX THAT REFLECTS THE GENERAL PERFORMANCE OF DEVELOPED COUNTRIES' STOCK MARKETS. THIS INDEX IS A STATISTICAL COMPOSITE THAT DOES NOT INCLUDE ANY COMMISSIONS OR SALES CHARGES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER THE PERFORMANCE OF THE INDEX. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. PLEASE REFER TO THE CHART AND FOOTNOTES ON PAGE 4 FOR ADDITIONAL FUND PERFORMANCE RESULTS.

Q    WHAT WAS YOUR STRATEGY FOR MANAGING THE FUND IN THIS ENVIRONMENT?

A    We are more concerned with what companies are doing than what the markets or broad economies are doing. We seek companies that are unlikely to fluctuate sharply in volatile markets. Therefore, we don't vary the fund's strategy when market conditions shift.
     Typically, the fund pursues a long-term investment focus and seeks companies with what we believe are resilient business franchises and growth potential. These companies tend to produce some product or service that is continuously purchased, consumed, or required--simple things that are part of everyday life like chocolate bars, newspapers, or television networks.
     We seek to buy these companies' stocks at what we believe are good prices, and then hold the stocks. Therefore, a lot of work goes into selecting and monitoring these companies. We don't seek to add value by frequent stock-trading, because trading can be costly from a tax point of view.

Q HOW DID THIS STRATEGY AFFECT THE FUND'S PERFORMANCE THROUGH THE END OF THE REPORTING PERIOD?

A    Because we try to find companies that we believe will be solid consistently through both up and down markets, rather than trying to find high-flying momentum stocks, the fund has historically tended to do a satisfactory job of capital preservation when markets have fallen. The fund's performance over the last year, and particularly since the technology correction in April 2000, has definitely been consistent with that.

Q WHICH STOCKS PERFORMED WELL, AND WHICH STOCKS WERE DISAPPOINTMENTS DURING THE REPORTING PERIOD?

A    The top four contributors to the fund's performance during the reporting period were:
-    British American Tobacco--the second largest worldwide tobacco company
- Bestfoods--a food manufacturer whose brands include Hellmann's mayonnaise and Knorr soups and sauces
- Reckitt Benckiser--a leading maker of household products, such as Lysol, Woolite, and Electrasol, among others
-    Television Francaise (TF1)--a leading French TV broadcaster

Of course, not all of the stocks in the fund performed as favorably, nor is there any guarantee that any of the stocks mentioned above will continue to perform as well or will be held by the fund in the future. For additional fund highlights, please refer to page 6.
     Performance was hurt most significantly by two stocks: Fortune Brands and New York Times. We didn't see any reason to trim or sell Fortune Brands, a U.S. holding company whose subsidiaries produce a variety of products, including Titleist golf balls and Jim Beam beverages. Most of its underlying businesses are very attractive, in our view, and the stock is very cheap. We also didn't trim or sell New York Times, which was one of the fund's top holdings. We believe it owns one of the strongest newspaper franchises in the world, its circulation is growing, and we don't believe it's overvalued.

Q WHAT MAJOR CHANGES DID YOU MAKE TO THE FUND'S PORTFOLIO DURING THE REPORTING PERIOD?

A    In the first quarter of 2000, market conditions presented an unusual opportunity that generated more trading than what is typical for the fund. In Europe, some of the traditional media companies got caught up in the telecommunications-media-technology (TMT) frenzy during late February and early March. These media companies were perceived as the great beneficiaries of the Internet, and their share prices went through the roof. We took advantage of this overvaluation and locked in the price appreciation by selling the fund's position in TF1 and reducing its holdings in other European media companies.
     We used the proceeds to invest in a number of "old economy" stocks that had become extremely low-priced as investors abandoned them in their rush to buy TMT stocks. One of these was British American Tobacco, which turned out to be the biggest contributor to fund performance in the last six months. Another was Diageo, the world's largest wine and spirits company, whose brands include Johnnie Walker, Smirnoff, and Bailey's. We think the market ignored the fact that spirits consumption in the world's most important market, the United States, has started to rise after a generation of decline. We also added to our existing positions in Allied Domecq, the world's second-largest spirits company, and Brown-Forman, the owner of Jack Daniel's brand products.

Q WHEN THE FUND'S TAX-MANAGED STRATEGY WAS INCORPORATED ON APRIL 3, 2000, SHAREHOLDERS RECEIVED UPDATED PROSPECTUSES AND LETTERS EXPLAINING THE CHANGE. HOW DOES THIS NEW STRATEGY AFFECT THE WAY YOU MANAGE THE FUND?

A    Although the tax-managed strategy was not officially incorporated until recently, we have typically pursued a buy and hold strategy. This strategy helps to minimize turnover, which generally reduces the fund's capital gains, upon which shareholders must pay tax.
     We also manage the portfolio with an eye on short-term capital gains, which are taxed at a higher rate than long-term gains. Here's an example of how we try to manage for tax efficiency: Bestfoods, one of the biggest contributors to performance in 2000, announced recently that it had agreed to be acquired by Unilever. Arguably, we could sell the fund's Bestfoods shares now and invest the cash in other stocks. However, we purchased Bestfoods shares over time, and we don't want to sell the shares until they have been held by the fund for a year, thereby qualifying as long-term capital gains. That way, the bulk of the proceeds from the sale of Bestfoods shares would be taxed at the long-term rate, and only a small portion will be taxed at the short-term rate. Keep in mind there is no guarantee that the fund will hold Bestfoods for the necessary period.

Q    WHAT IS YOUR OUTLOOK FOR THE FUND AND THE GLOBAL MARKETS IN THE MONTHS
     AHEAD?

A    Looking ahead, there seems to be a backdrop of monetary tightening and inflation around the world and especially in the United States. We believe this will increase volatility in the global markets as central banks worldwide try to figure out how much tightening is required to control inflation. These economic conditions tend to be challenging for economically sensitive companies, and make it difficult for high-priced growth companies to sustain their lofty stock prices. It's also tough for companies that rely heavily on borrowed money to operate their businesses. Finally, we do not believe that the downward lurch in technology stocks is over. Given these factors, the coming months may be challenging for equity investors in general.
     However, the fund's strategy seeks companies that do not require borrowed money to prosper, are generally not economically sensitive, and tend not to be expensive growth stocks. We believe the fund's shareholders will be rewarded by this approach over the long term.

GLOSSARY OF TERMS                       A HELPFUL GUIDE TO SOME OF THE COMMON
                                        TERMS YOU'RE LIKELY TO SEE IN THIS
                                        REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASS A SHARES: A division of mutual fund shares, which are generally divided into three groupings, called Class A, Class B, and Class C shares. The specific features of each are dependent on varying fees and sales charges. In most cases, Class A shares will have no redemption fee (contingent deferred sales charge).

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

NEW ECONOMY: Refers to the electronic and high-tech sectors such as the Internet, telecommunications, biochemicals, and semiconductors.

OLD ECONOMY: Refers to established companies focusing more on industrial and manufacturing services.

SALES CHARGE: Also referred to as the load, this is a fee paid by a buyer to acquire shares in a mutual fund or a limited partnership.

VALUE INVESTING: A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below what value investors believe the stocks are actually worth.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS                 THE FOLLOWING PAGES DETAIL YOUR FUND'S
JUNE 30, 2000                           PORTFOLIO OF INVESTMENTS AT THE END OF
                                        THE REPORTING PERIOD.

                                                                     MARKET
DESCRIPTION                                           SHARES          VALUE
COMMON STOCKS  91.6%
CANADA  3.0%
Torstar Corp. 'B' .............................          14,480   $     166,403
                                                                  -------------
FINLAND  3.8%
Kone Corp. Oy 'B' .............................           2,803         168,430
Rapala Normark Corp. ..........................           8,100          47,900
                                                                  -------------
                                                                        216,330
                                                                  -------------
FRANCE  6.3%
Groupe Danone .................................           1,514         200,723
Pernod-Ricard .................................           2,820         153,314
                                                                  -------------
                                                                        354,037
                                                                  -------------
ITALY  1.3%
Mediaset S.p.A ................................           4,710          71,878
                                                                  -------------
SPAIN  3.3%
Zardoya-Otis S.A. .............................          20,935         185,301
                                                                  -------------
SWITZERLAND  9.6%
Cie Financiere Richemont AG 'A' ...............             110         296,032
Nestle S.A. (Registered) ......................             122         243,910
                                                                  -------------
                                                                        539,942
                                                                  -------------
UNITED KINGDOM  39.5%
Allied Domecq plc .............................          49,600         262,605
British American Tobacco plc ..................          38,100         254,165
Cadbury Schweppes plc .........................          54,000         354,516
Capital Radio plc .............................           3,400          79,462
Diageo plc ....................................          21,982         197,185
Great Universal Stores plc ....................          16,100         103,506
Imperial Tobacco Group plc ....................          24,787         237,345
Reckitt Benckiser plc .........................          23,204         259,745
SMG plc (a) ...................................          36,808         198,497
Ulster Television plc .........................           3,086          13,865
WPP Group plc .................................          18,150         264,946
                                                                  -------------
                                                                      2,225,837
                                                                  -------------
UNITED STATES  24.8%
Bestfoods .....................................           3,950         273,537
Brown-Forman Corp. 'B' ........................           4,425         237,844
Fortune Brands, Inc. ..........................           7,520         173,430
New York Times Co. 'A' ........................           6,425         253,788

SEE NOTES TO FINANCIAL STATEMENTS      11

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                     MARKET
DESCRIPTION                                           SHARES          VALUE
UNITED STATES (CONTINUED)
Philip Morris Cos., Inc. ......................           4,710   $     125,109
Ralston-Ralston Purina Group ..................          12,730         253,804
WD-40 Co. .....................................           3,890          80,718
                                                                  -------------
                                                                      1,398,230
                                                                  -------------
TOTAL LONG-TERM INVESTMENTS  91.6%
     (Cost $4,728,446) ........................................       5,157,958
                                                                  -------------

                                                       PAR
                                                      VALUE
SHORT-TERM INVESTMENT  10.1%
REPURCHASE AGREEMENT  10.1%
Chase Securities, Inc. 6.15%, dated ...........   $     566,000
6/30/00, due due 7/3/00, to be
repurchased at $566,290
collateralized by $600,000 U.S.
Treasury Notes 5.50%, due 5/15/09,
valued at $578,250
     (Cost $566,000) ..........................................         566,000
                                                                  -------------
TOTAL INVESTMENTS IN SECURITIES  101.7%
     (Cost $5,294,446) ........................................       5,723,958

FOREIGN CURRENCY  0.0%
     (Cost $1,206) ............................................           1,207
                                                                  -------------
TOTAL INVESTMENTS  101.7%
     (Cost $5,295,652) ........................................       5,725,165

LIABILITIES IN EXCESS OF OTHER ASSETS  -1.7% ..................         (95,194)
                                                                  -------------
NET ASSETS  100% ..............................................      $5,629,971
                                                                  =============

(a) NON-INCOME PRODUCING SECURITY

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION+

                                                    PERCENT OF
     INDUSTRY                          VALUE        NET ASSETS
     Consumer Staples .............  $3,349,835        59.5%
     Consumer Discretionary .......   1,373,674        24.4
     Industrials ..................     353,731         6.3
     Materials ....................      80,718         1.4
                                     ----------        ----
                                     $5,157,958        91.6%
                                     ==========        ====

+ THE COMMON STOCKS ARE CLASSIFIED BY SECTORS WHICH REPRESENT BROAD GROUPINGS OF
  RELATED INDUSTRIES

                                       12      SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
JUNE 30, 2000

ASSETS:
Investments at Value (Cost $5,294,446) (Including repurchase
  agreement of $566,000) .........................................   $5,723,958
Foreign Currency (Cost $1,206) ...................................        1,207
Cash .............................................................          753
Receivable for:
  Fund Shares Sold ...............................................       63,642
  Dividends ......................................................        8,062
  Foreign Withholding Tax Reclaim ................................        1,452
  Interest .......................................................           97
Receivable from Investment Adviser ...............................       38,105
Net Unrealized Gain on Foreign Currency Exchange Contracts .......        2,855
Other ............................................................       38,515
                                                                     ----------
    Total Assets .................................................    5,878,646
                                                                     ----------
LIABILITIES:
Payable for:
  Investments Purchased ..........................................      164,864
  Professional Fees ..............................................       45,589
  Directors' Fees and Expenses ...................................       22,703
  Distribution Fees ..............................................        6,180
  Custody Fees ...................................................        4,306
  Administrative Fees ............................................        2,511
  Transfer Agent Fees ............................................        1,087
  Fund Shares Redeemed ...........................................        1,076
Other ............................................................          359
                                                                     ----------
    Total Liabilities ............................................      248,675
                                                                     ----------
NET ASSETS .......................................................   $5,629,971
                                                                     ==========
NET ASSETS CONSIST OF:
Capital Stock at Par ($.001 par value, Shares
  Authorized 2,625,000,000) ......................................   $      409
Paid in Capital in Excess of Par .................................    4,691,711
Accumulated Net Realized Gain ....................................      460,818
Net Unrealized Appreciation on Investments
  and Foreign Currency Translations ..............................      431,340
Accumulated Net Investment Income ................................       45,693
                                                                     ----------
NET ASSETS .......................................................   $5,629,971
                                                                     ==========
  Class A Shares:
    Net Asset Value and Redemption Price Per Share (Based on Net
    Assets of $1,902,238 and 138,012 Shares Outstanding) .........   $    13.78
                                                                     ==========
    Maximum Sales Charge .........................................        5.75%
    Maximum Offering Price Per Share (Net Asset Value
    Per Share x 100/ (100% - maximum sales charge)) ..............   $    14.62
                                                                     ==========
  Class B Shares:
    Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $1,949,477 and 142,027 Shares Outstanding)* ........   $    13.73
                                                                     ==========
  Class C Shares:
    Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $1,778,256 and 128,616 Shares Outstanding)* ........   $    13.83
                                                                     ==========

* REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.


SEE NOTES TO FINANCIAL STATEMENTS     13

Statement of Operations
YEAR ENDED JUNE 30, 2000

INVESTMENT INCOME:
Dividends ........................................................   $   89,979
Interest .........................................................       10,622
Less Foreign Taxes Withheld ......................................       (7,299)
                                                                     ----------
    Total Income .................................................       93,302
                                                                     ----------
EXPENSES:
Filing and Registration Fees .....................................       67,744
Shareholder Reports ..............................................       50,215
Professional Fees ................................................       48,293
Investment Advisory Fees .........................................       36,821
Distribution Fees (Attributed to Classes A, B and C
  of $3,434, $9,909 and $13,179, respectively) ...................       26,522
Directors' Fees and Expenses .....................................       22,542
Administrative Fees ..............................................       13,674
Custodian Fees ...................................................        7,330
Other ............................................................          768
                                                                     ----------
    Total Expenses ...............................................      273,909
    Less Expense Reductions ......................................     (189,166)
                                                                     ----------
    Net Expenses .................................................       84,743
                                                                     ----------
NET INVESTMENT INCOME ............................................   $    8,559
                                                                     ==========
NET REALIZED GAIN/LOSS ON:
Investments ......................................................   $  483,286
Foreign Currency Transactions ....................................       49,912
                                                                     ----------
Net Realized Gain ................................................      533,198
                                                                     ----------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period ........................................      252,540
                                                                     ----------
  End of the Period:
    Investments ..................................................      429,512
    Foreign Currency Translations ................................        1,828
                                                                     ----------
                                                                        431,340
                                                                     ----------
Net Change in Unrealized Appreciation/Depreciation ...............      178,800
                                                                     ----------
NET REALIZED GAIN/LOSS AND NET CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION ......................................   $  711,998
                                                                     ==========
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .............   $  720,557
                                                                     ==========


                                      14       SEE NOTES TO FINANCIAL STATEMENTS

Statement of Changes in Net Assets
YEAR ENDED JUNE 30, 2000

                                                              YEAR ENDED    SEPTEMBER 25, 1998*
                                                            JUNE 30, 2000    TO JUNE 30, 1999**
                                                            -------------   -------------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Income .....................................   $    8,559         $   14,000
Net Realized Gain .........................................      533,198             22,000
Net Change in Unrealized Appreciation/Depreciation ........      178,800            253,000
                                                              ----------         ----------
Net Increase in Net Assets Resulting from Operations ......      720,557            289,000
                                                              ----------         ----------
DISTRIBUTIONS:
Net Investment Income:
  Class A .................................................      (33,675)            (7,000)
  Class B .................................................      (16,964)            (4,000)
  Class C .................................................      (23,967)            (5,000)
                                                              ----------         ----------
                                                                 (74,606)           (16,000)
                                                              ----------         ----------
Net Realized Gain:
  Class A .................................................      (18,765)                --
  Class B .................................................      (13,405)                --
  Class C .................................................      (18,999)                --
                                                              ----------         ----------
                                                                 (51,169)                --
                                                              ----------         ----------
Net Decrease in Net Assets Resulting
  from Distributions ......................................     (125,775)           (16,000)
                                                              ----------         ----------
CAPITAL SHARES TRANSACTIONS:
Subscribed ................................................    3,148,771          1,012,000
Distributions Reinvested ..................................       74,281              3,000
Redeemed ............................[caad 234]I......................     (471,121)            (5,000)
                                                              ----------         ----------
Net Increase in Net Assets Resulting from
  Capital Share Transactions ..............................    2,751,931          1,010,000
                                                              ----------         ----------
Total Increase in Net Assets ..............................    3,346,713          1,283,000
NET ASSETS--Beginning of Period ...........................    2,283,258          1,000,000
                                                              ----------         ----------
NET ASSETS--End of Period (Including accumulated
  net investment income of $45,693 and
  $48,000, respectively) ..................................   $5,629,971         $2,283,000
                                                              ==========         ==========

*  COMMENCEMENT OF OPERATIONS
** AMOUNTS ROUNDED TO THE NEAREST (000).


SEE NOTES TO FINANCIAL STATEMENTS       15

Financial Highlights                    THE FOLLOWING SCHEDULE PRESENTS
                                        FINANCIAL HIGHLIGHTS FOR ONE SHARE OF
                                        THE FUND OUTSTANDING THROUGHOUT THE
                                        PERIOD INDICATED.

                                                                                SEPTEMBER 25,
                                                               YEAR ENDED        1998* TO
                                                             JUNE 30, 2000#    JUNE 30, 1999#
                                                             --------------    --------------
CLASS A SHARES
NET ASSET VALUE, BEGINNING OF PERIOD .......................     $ 11.98           $ 10.00
                                                                 -------           -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income ....................................        0.08              0.14
  Net Realized and Unrealized Gain .........................        2.22              1.97
                                                                 -------           -------
Total From Investment Operations ...........................        2.30              2.11
                                                                 -------           -------
DISTRIBUTIONS
  Net Investment Income ....................................       (0.32)            (0.13)
  Net Realized Gain ........................................       (0.18)               --
                                                                 -------           -------
Total Distributions ........................................       (0.50)            (0.13)
                                                                 -------           -------
NET ASSET VALUE, END OF PERIOD .............................     $ 13.78           $ 11.98
                                                                 -------           -------
TOTAL RETURN (1) ...........................................      19.83%            21.22%**
                                                                 =======           =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ..........................      $1,902            $1,189
Ratio of Expenses to Average Net Assets ....................       1.80%             1.80%
Ratio of Net Investment Income to Average Net Assets .......       0.70%             1.57%
Portfolio Turnover Rate ....................................         29%                9%**
----------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions During the Period
  Per Share Benefit to Net Investment Income ...............       $0.66             $1.02
Ratios Before Expense Reductions:
  Expenses to Average Net Assets ...........................       7.17%            13.55%
  Net Investment Income/Loss to Average Net Assets .........      (4.67%)          (10.17%)
----------------------------------------------------------------------------------------------

*   COMMENCEMENT OF OPERATIONS
**  NON-ANNUALIZED
(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.
#   CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


                                       16      SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights                    THE FOLLOWING SCHEDULE PRESENTS
                                        FINANCIAL HIGHLIGHTS FOR ONE SHARE OF
                                        THE FUND OUTSTANDING THROUGHOUT THE
                                        PERIOD INDICATED.

                                                                                SEPTEMBER 25,
                                                               YEAR ENDED        1998* TO
                                                             JUNE 30, 2000#    JUNE 30, 1999#
                                                             --------------    --------------
CLASS B SHARES
NET ASSET VALUE, BEGINNING OF PERIOD .......................     $ 11.92           $ 10.00
                                                                 -------           -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ...............................       (0.01)             0.07
  Net Realized and Unrealized Gain .........................        2.22              1.96
                                                                 -------           -------
Total From Investment Operations ...........................       2.21               2.03
                                                                 -------           -------
DISTRIBUTIONS
  Net Investment Income ....................................       (0.22)            (0.11)
  Net Realized Gain ........................................       (0.18)               --
                                                                 -------           -------
Total Distributions                                                (0.40)            (0.11)
                                                                 -------           -------
NET ASSET VALUE, END OF PERIOD .............................     $ 13.73           $ 11.92
                                                                 -------           -------
TOTAL RETURN (1) ...........................................      19.09%            20.40%**
                                                                 =======           =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ..........................     $ 1,950           $   614
Ratio of Expenses to Average Net Assets ....................       2.55%             2.55%
Ratio of Net Investment Income/Loss to Average Net Assets ..      (0.04%)            0.77%
Portfolio Turnover Rate ....................................         29%                9%**
----------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions During the Period
  Per Share Benefit to Net Investment Income/Loss ..........       $0.69             $1.02
Ratios Before Expense Reductions:
  Expenses to Average Net Assets ...........................       8.17%            14.45%
  Net Investment Income/Loss to Average Net Assets .........      (5.93%)          (11.12%)
----------------------------------------------------------------------------------------------

*   COMMENCEMENT OF OPERATIONS
**  NON-ANNUALIZED
(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.
#   CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.




SEE NOTES TO FINANCIAL STATEMENTS     17

Financial Highlights                    THE FOLLOWING SCHEDULE PRESENTS
                                        FINANCIAL HIGHLIGHTS FOR ONE SHARE OF
                                        THE FUND OUTSTANDING THROUGHOUT THE
                                        PERIOD INDICATED.

                                                                                SEPTEMBER 25,
                                                               YEAR ENDED        1998* TO
                                                             JUNE 30, 2000#    JUNE 30, 1999#
                                                             --------------    --------------
CLASS C SHARES
NET ASSET VALUE, BEGINNING OF PERIOD .......................     $ 12.02           $ 10.00
                                                                 -------           -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss ...............................        0.00+             0.06
  Net Realized and Unrealized Gain .........................        2.21              2.07
                                                                 -------           -------
Total From Investment Operations ...........................        2.21              2.13
                                                                 -------           -------
DISTRIBUTIONS
  Net Investment Income ....................................       (0.22)            (0.11)
  Net Realized Gain ........................................       (0.18)               --
                                                                 -------           -------
Total Distributions ........................................       (0.40)            (0.11)
                                                                 -------           -------
NET ASSET VALUE, END OF PERIOD .............................     $ 13.83           $ 12.02
                                                                 -------           -------
TOTAL RETURN (1) ...........................................      18.92%            21.40%**
                                                                 =======           =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ..........................     $ 1,778           $   480
Ratio of Expenses to Average Net Assets ....................       2.55%             2.55%
Ratio of Net Investment Income/Loss to Average Net Assets ..      (0.02%)            0.69%
Portfolio Turnover Rate ....................................         29%                9%**
----------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions During the Period
  Per Share Benefit to Net Investment Income/Loss ..........       $0.57             $1.16
Ratios Before Expense Reductions:
  Expenses to Average Net Assets ...........................       7.15%            16.07%
  Net Investment Income/Loss to Average Net Assets .........      (4.59%)          (12.83%)
----------------------------------------------------------------------------------------------

*   COMMENCEMENT OF OPERATIONS
**  NON-ANNUALIZED
(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.
#   CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.
+   AMOUNT IS LESS THAN $0.01 PER SHARE.


                                       18      SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000


     The Van Kampen Tax Managed Global Franchise Fund (formerly Van Kampen Global Franchise Fund) (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks long-term capital appreciation. The Fund commenced operations on September 25, 1998. The Fund added tax sensitive investment strategies on April 3, 2000.

1. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transac-

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000


tion, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares. Distributions from the Fund are recorded on the ex-distribution date.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.
     At June 30, 2000, for federal income tax purposes, cost of long- and short-term investments is $5,294,446; the aggregate gross unrealized appreciation is $729,408 and the aggregate gross unrealized depreciation is $299,896, resulting in net unrealized appreciation on long- and short-term investments of $429,512.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.
     Due to inherent differences in the recognition of income and expenses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. A permanent difference of $13,425 related to non-deductible organization costs has been reclassified from paid in capital in excess of par to accumulated undistributed net investment income. A permanent difference related to recognized currency gains totaling $49,912 was reclassified from accumulated net realized gain to accumulated net investment income.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000


     Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions includes the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc., a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets indicated as follows:

AVERAGE DAILY NET ASSETS                                           % PER ANNUM
First $500 million ..............................................   1.00 of 1%
Next $500 million ...............................................    .95 of 1%
Over $1 billion .................................................    .90 of 1%

     The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                CLASS B
                             CLASS A          AND CLASS C
                         MAX. OPERATING     MAX. OPERATING
                          EXPENSE RATIO      EXPENSE RATIO
                              1.80%               2.55%

     For the period ended June 30, 2000, the Adviser voluntarily waived $189,166 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000


     For the period ended June 30, 2000, the Fund recognized expenses of $43,782 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.
     For the period ended June 30, 2000, the Fund recognized expenses of $6,041 representing Van Kampen's cost of providing legal services to the Fund.
     At June 30, 2000, Van Kampen Funds, Inc. owned 29%, 21%, and 23% of the shares outstanding of each Class A, B, and C shares in the Fund.
     Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.
     Van Kampen Funds Inc. (the "Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.
     The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the period ended June 30, 2000, the Distributor has advised the Fund that it earned initial sales charges of $13,422 for Class A shares and a deferred sales charge of $4,954 and $10 for Class B shares and Class C shares, respectively.
     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.
     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.
     For the period ended June 30, 2000, the Fund incurred $1,664 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000


3. CAPITAL TRANSACTIONS
The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a CDSC. Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares automatically convert to Class A shares seven years after the end of the calendar month in which the shares were purchased. For the period ended June 30, 2000, no Class B shares converted to Class A shares. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                                   CONTINGENT DEFERRED SALES
                                                  CHARGE ON ASSETS SUBJECT TO
                                                         SALES CHARGE
                                                  ---------------------------
YEAR OF REDEMPTION                                   CLASS B       CLASS C
First ..........................................      5.00%         1.00%
Second .........................................      4.00%         None
Third ..........................................      3.00%         None
Fourth .........................................      2.50%         None
Fifth ..........................................      1.50%         None
Thereafter .....................................      None          None

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

                                                               YEAR ENDED     SEPTEMBER 25, 1998*
                                                             JUNE 30, 2000     TO JUNE 30, 1999**
                                                             --------------   -------------------
CAPITAL SHARE TRANSACTIONS
CLASS A:
   Shares:
      Subscribed (Initial Shares of 40,000) ................       49,508              99,000
      Distributions Reinvested .............................        2,480                  --
      Redeemed .............................................      (13,256)                 --
                                                               ----------          ----------
   Net Increase in Class A Shares Outstanding ..............       38,732              99,000
                                                               ==========          ==========
   Dollars:
      Subscribed ...........................................   $  634,093          $  667,000
      Distributions Reinvested .............................       29,563               2,000
      Redeemed .............................................     (165,730)             (2,000)
                                                               ----------          ----------
   Net Increase ............................................   $  497,926          $  667,000
                                                               ==========          ==========
   Beginning Paid in Capital ...............................   $1,067,082          $  400,000
                                                               ==========          ==========
   Ending Paid in Capital ..................................   $1,535,322+         $1,067,000+
                                                               ==========          ==========
CLASS B:
   Shares:
      Subscribed (Initial Shares of 30,000) ................      108,584              52,000
      Distributions Reinvested .............................        1,442                  --
      Redeemed .............................................      (19,521)                 --
                                                               ----------          ----------
   Net Increase in Class B Shares Outstanding ..............       90,505              52,000
                                                               ==========          ==========
   Dollars:
      Subscribed ...........................................   $1,382,290          $  242,000
      Distributions Reinvested .............................       17,184               1,000
      Redeemed .............................................     (241,657)                 --
                                                               ----------          ----------
   Net Increase ............................................   $1,157,817          $  243,000
                                                               ==========          ==========
   Beginning Paid in Capital ...............................   $  543,685          $  300,000
                                                               ==========          ==========
   Ending Paid in Capital ..................................   $1,686,169+         $  543,000+
                                                               ==========          ==========
CLASS C:
   Shares:
      Subscribed (Initial Shares of 30,000) ................       91,462              40,000
      Distributions Reinvested .............................        2,292                  --
      Redeemed .............................................       (5,052)                 --
                                                               ----------          ----------
   Net Increase in Class C Shares Outstanding ..............       88,702              40,000
                                                               ==========          ==========
   Dollars:
      Subscribed ...........................................   $1,132,388          $  103,000
      Distributions Reinvested .............................       27,534                  --
      Redeemed .............................................      (63,734)             (3,000)
                                                               ----------          ----------
   Net Increase ............................................   $1,096,188          $  100,000
                                                               ==========          ==========
   Beginning Paid in Capital ...............................   $  399,839          $  300,000
                                                               ==========          ==========
   Ending Paid in Capital ..................................   $1,484,054+         $  400,000+
                                                               ==========          ==========

*  COMMENCEMENT OF OPERATIONS
** AMOUNTS ROUNDED TO THE NEAREST (000).
+ ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX DIFFERENCES--SEE NOTE 1E.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000


4. INVESTMENT TRANSACTIONS
For the period ended June 30, 2000, the Fund made purchases of $3,189,508 and sales of $1,001,603 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.
     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FORWARD CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.
     At June 30, 2000, the Fund has outstanding forward currency contracts as follows:

                                             CURRENT    UNREALIZED
          FORWARD CURRENCY CONTRACTS          VALUE    APPRECIATION
          SHORT CONTRACTS:
          British Pounds, 600,002
             expiring 8/2/00                $908,186      $2,855

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000


6. BORROWINGS
In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered into a $650 million committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rata percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and
Shareholders of Van Kampen Tax
Managed Global Franchise Fund

     We have audited the accompanying statement of assets and liabilities of Van Kampen Tax Managed Global Franchise Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2000, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Fund's financial statements and financial highlights for the period ended prior to June 30, 2000, were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those statements.
     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Tax Managed Global Franchise Fund as of June 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 11, 2000

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN TAX MANAGED GLOBAL FRANCHISE FUND

BOARD OF DIRECTORS
J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS
RICHARD F. POWERS, III*
   Chairman, Director, President,
   Chief Executive Officer
STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer
A. THOMAS SMITH III*
   Vice President and Secretary
JOHN L. SULLIVAN*
   Vice President, Chief Financial Officer
   and Treasurer
RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOSEPH P. STADLER*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER AND
ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER
MORGAN STANLEY DEAN WITTER INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN
THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND TRANSFER
AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

--------------------------------------------------------------------------------
For federal income tax purposes, the following is furnished with respect to the distributions paid by the Fund during its taxable year ended June 30, 2000. The Fund designated and paid $8,270 as a 20% rate gain distribution. In January 2000, the Fund provided tax information to shareholders for the 1999 calendar year. For corporate shareholders 8% of the distribution qualifies for the dividend received deduction. The Fund intends to pass through foreign tax credits of $7,299 and has derived gross income from sources within foreign countries amounting to $63,870.
--------------------------------------------------------------------------------
 * "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

-C-  VAN KAMPEN FUNDS INC., 2000. ALL RIGHTS RESERVED.

-SM- DENOTES A SERVICE MARK OF VAN KAMPEN FUNDS INC.

     THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS IT HAS BEEN PRECEDED OR IS ACCOMPANIED BY AN EFFECTIVE PROSPECTUS OF THE FUND WHICH CONTAINS ADDITIONAL INFORMATION ON HOW TO PURCHASE SHARES, THE SALES CHARGES ON SHARES OF THE FUND, AND OTHER PERTINENT DATA. AFTER DECEMBER 31, 2000, THE REPORT, IF USED WITH PROSPECTIVE INVESTORS, MUST BE ACCOMPANIED BY A QUARTERLY PERFORMANCE UPDATE, IF APPLICABLE.

RESULTS OF
SHAREHOLDER VOTES
JUNE 30, 2000


A Joint Special Meeting of the Shareholders of the Tax Managed Global Franchise Fund (the "Fund") was held on December 15, 1999. The description of each proposal and number of shares voted are as follows:

1. To elect the following Directors to serve the Fund.

                                                     VOTED FOR       WITHHELD
J. Miles Branagan ................................    170,091           --
Jerry D. Choate ..................................    170,091           --
Linda Hutton Heagy ...............................    170,091           --
R. Craig Kennedy .................................    170,091           --
Mitchell M. Merin ................................    170,091           --
Jack E. Nelson ...................................    170,091           --
Richard F. Powers, III ...........................    170,091           --
Phillip B. Rooney ................................    170,091           --
Fernando Sisto ...................................    170,091           --
Wayne W. Whalen ..................................    170,091           --
Suzanne H. Woolsey ...............................    170,091           --
Paul G. Yovovich* ................................    170,091           --

* EFFECTIVE APRIL 14, 2000, PAUL G. YOVOVICH RESIGNED FROM THE BOARD OF
DIRECTORS.

2. To ratify PricewaterhouseCoopers LLP to act as independent public accountants for the Fund.(1)

                                      AFFIRMATIVE    AGAINST         ABSTAIN
                                        166,858       2,280            953

(1) INDEPENDENT ACCOUNTANTS FOR THE FUND PERFORM AN ANNUAL AUDIT OF THE FUND'S FINANCIAL STATEMENTS. THE BOARD OF DIRECTORS HAS ENGAGED DELOITTE & TOUCHE LLP TO BE THE FUND'S INDEPENDENT ACCOUNTANTS.

PricewaterhouseCoopers LLP, located at 200 East Randolph Drive, Chicago, IL 60601 ("PWC"), ceased being the Fund's independent accountants effective May 18, 2000. The cessation of the client-auditor relationship between the Fund and PWC was based solely on a possible future business relationship by PWC with an affiliate of the Fund's investment adviser.

475, 575, 675                                                     --------------
GLF ANR 08/00                                                       PRESORTED
VAN KAMPEN FUNDS INC.                                                STANDARD
1 Parkview Plaza                                                   U.S. Postage
P.O. Box 5555                                                          PAID
Oakbrook Terrace, Illinois 60181-5555                               VAN KAMPEN
                                                                      FUNDS
                                                                  --------------

                                             VAN KAMPEN
                                            HIGH YIELD &
                                          TOTAL RETURN FUND


                                           Annual Report

                                           June 30, 2000




                                            VAN KAMPEN
                                              FUNDS

                           TABLE OF CONTENTS

                                    OVERVIEW
                      LETTER TO SHAREHOLDERS     1
                           ECONOMIC SNAPSHOT     2

                        PERFORMANCE SUMMARY
                          RETURN HIGHLIGHTS      4           IT IS TIMES
             GROWTH OF A $10,000 INVESTMENT      5
                                                             LIKE THESE
                      PORTFOLIO AT A GLANCE
                           TOP TEN HOLDINGS      6           WHEN MONEY-
                           TOP FIVE SECTORS      6
           Q&A WITH YOUR PORTFOLIO MANAGERS      7           MANAGEMENT
                          GLOSSARY OF TERMS     10
                                                             EXPERIENCE
                             BY THE NUMBERS
                    YOUR FUND'S INVESTMENTS     11           MAY MAKE
                       FINANCIAL STATEMENTS     18
              NOTES TO FINANCIAL STATEMENTS     24           A DIFFERENCE.
             REPORT OF INDEPENDENT AUDITORS     31

      FUND OFFICERS AND IMPORTANT ADDRESSES     32
               RESULTS OF SHAREHOLDER VOTES     33




               NOT FDIC INSURED.  MAY LOSE VALUE.  NO BANK GUARANTEE.

LETTER TO SHAREHOLDERS
JULY 20, 2000

Dear Shareholder,

Whether you have held your fund for years or just joined the Van Kampen family of shareholders in the last few months, you are likely to have questions and even some concerns about how recent market volatility has affected your investment. I encourage you to review the following Q&A in which your portfolio manager provides an update on how your fund is being managed in this environment.

It is times like these when money-management experience may make a difference. Toward that end, you should know that Van Kampen is one of the nation's oldest investment-management firms, with a history of money management dating back to 1926. Our portfolio managers have invested in all types of market conditions--during bull and bear markets, periods of inflation and rising interest rates, and now a technology revolution. We have managed money long enough to understand short-term market volatility and the value of investing for the long term.

As we move through the second half of 2000, count on us to
                       continue to draw on the wisdom of our
OVERVIEW 74 years of experience. Along those lines, Van Kampen's "Generations of Experience" is the theme of a national advertising campaign that we recently kicked off. The message emphasizes our depth of investment-management history, as well as our firm belief that with the right investments, anyone can realize life's true wealth.


Sincerely,

/s/ Richard F. Powers, III
--------------------------
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
BEGINNING IN THE SECOND QUARTER OF 2000, EVIDENCE OF SLOWER ECONOMIC GROWTH IN THE UNITED STATES EMERGED. HOWEVER, ANALYSTS BELIEVE IT MAY HAVE BEEN PREMATURE TO ASSUME THAT THE U.S. ECONOMY HAS SLOWED TO A SUSTAINABLE, NONINFLATIONARY PACE, WITH THE GROSS DOMESTIC PRODUCT (GDP), A MEASURE OF ECONOMIC GROWTH, UP
5.2 PERCENT ANNUALIZED IN THE SECOND QUARTER OF 2000.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER SPENDING REMAINED THE MAIN ENGINE OF GROWTH BEHIND THE U.S. ECONOMY. LIVING STANDARDS AND SPENDING HABITS WERE BOOSTED BY STRONG GAINS IN REAL INCOME, AND INDIVIDUAL WEALTH INCREASED SUBSTANTIALLY, PRIMARILY DUE TO A BUOYANT STOCK MARKET. NONETHELESS, DATA RELEASED IN THE SECOND QUARTER OF 2000 REFLECTED A MINOR DECREASE IN THE SPENDING OF INDIVIDUALS. IN JUNE, THE CONSUMER PRICE INDEX (CPI), THE LEADING INFLATION INDICATOR, ROSE HIGHER THAN EXPECTED--0.6 PERCENT MORE THAN THE PREVIOUS MONTH. THAT HEIGHTENED CONCERNS ABOUT INFLATION, AND THE PROSPECT OF ADDITIONAL FEDERAL RESERVE BOARD INTEREST-RATE INCREASES.

THE U.S. LABOR MARKET WAS STILL ROBUST DURING THIS TIME, AND JOB INSECURITY CONTINUED TO DECLINE. SOLID EMPLOYMENT GROWTH WAS ACCOMPANIED BY UNUSUALLY LARGE GAINS IN PRODUCTIVITY, WHICH LIMITED THE RISE IN UNIT LABOR COSTS ACROSS THE WHOLE ECONOMY. GIVEN THE HIGH EMPLOYMENT NUMBERS AND STRONG LEVELS OF PRODUCTIVITY, ANALYSTS BELIEVE AN INCREASE IN INTEREST RATES TO WARD OFF INFLATION AND FURTHER SLOW THE ECONOMY IS POSSIBLE.

INTEREST RATES AND INFLATION
DURING THE PAST FEW MONTHS, PERSISTENT STRENGTH IN CONSUMER SPENDING ACCOMPANIED BY A VERY TIGHT LABOR MARKET, RESULTED IN SOME INFLATION. THE CPI REACHED A LEVEL OF 2.7 PERCENT IN JANUARY 2000 AND 3.7 PERCENT IN JUNE 2000, CLEARLY DEMONSTRATING SIGNS OF INFLATION.

SINCE JUNE 1999, THE FEDERAL RESERVE HAS INCREASED THE FEDERAL FUNDS RATE SIX TIMES BY A TOTAL OF 175 BASIS POINTS TO LOWER ECONOMIC GROWTH AND DECREASE ANY FUTURE FEARS OF INFLATION. THESE INCREASES IN INTEREST RATES HELPED SLOW THE INTEREST-SENSITIVE AUTO AND HOUSING MARKETS.

MANY OBSERVERS BELIEVE INTEREST RATES COULD BE LIFTED FURTHER IN COMING MONTHS. WHILE MARKETS HAVE EXPERIENCED MUCH SHORT-TERM VOLATILITY, THE MARKET'S OUTLOOK COULD IMPROVE ONCE INTEREST-RATE HIKES CEASE.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(JUNE 30, 1998 - JUNE 30, 2000)

[CHART]

         Jun-98                      2.1%
         Sep-98                      3.8%
         Dec-98                      5.9%
         Mar-99                      3.5%
         Jun-99                      2.5%
         Sep-99                      5.7%
         Dec-99                      8.3%
         Mar-00                      4.8%
         Jun-00                      5.2%

SOURCE: BUREAU OF ECONOMIC ANALYSIS


INTEREST RATES AND INFLATION
(JUNE 30, 1998 - JUNE 30, 2000)

[CHART]

                        INTEREST RATES      INFLATION
         Jun-98               5.500            1.70
         Jul-98               5.500            1.70
         Aug-98               5.500            1.60
         Sep-98               5.250            1.50
         Oct-98               5.000            1.50
         Nov-98               4.750            1.50
         Dec-98               4.750            1.60
         Jan-99               4.750            1.70
         Feb-99               4.750            1.60
         Mar-99               4.750            1.70
         Apr-99               4.750            2.30
         May-99               4.750            2.10
         Jun-99               5.000            2.00
         Jul-99               5.000            2.10
         Aug-99               5.250            2.30
         Sep-99               5.250            2.60
         Oct-99               5.250            2.60
         Nov-99               5.500            2.60
         Dec-99               5.500            2.70
         Jan-00               5.500            2.70
         Feb-00               5.750            3.20
         Mar-00               6.000            3.70
         Apr-00               6.000            3.00
         May-00               6.500            3.10
         Jun-00               6.500            3.70

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENT CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

PERFORMANCE SUMMARY



RETURN HIGHLIGHTS
(AS OF JUNE 30, 2000)

                                             A Shares       B Shares     C Shares
One-year total return based on NAV(1)         1.17%           0.34%        0.43%
One-year total return(2)                     -3.61%          -3.38%       -0.50%
Life-of-Fund average annual total return(2)   6.27%           6.44%        6.73%
Commencement date                            5/1/96          5/1/96       5/1/96
Distribution rate(3)                          8.73%           8.41%        8.41%
SEC yield(4)                                 11.41%          10.65%       10.63%

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A shares) or contingent deferred sales charge ("CDSC"). On purchases of Class A shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fifth year. Returns for Class C shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A shares) or contingent deferred sales charge ("CDSC"). On purchases of Class A shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fifth year. Returns for Class C shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase.

(3) Distribution rate represents the monthly annualized distributions of the Fund at The end of the period and not the earnings of the Fund.

(4) SEC yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending June 30, 2000. Had certain expenses of the Fund not been assumed by Van Kampen, total returns would have been lower and the SEC yield would have been 11.17%, 10.41%, and 10.40% for Classes A, B, and C, respectively.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Fund shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate with market conditions.

    Investing in either high yield, high risk, or junk bond securities involves certain risks, which may include the potential for greater sensitivity to general economic downturns and greater market price volatility.

    Foreign securities may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

    Market forecasts provided in this report may not necessarily come to pass.

GROWTH OF A $10,000 INVESTMENT
(MAY 1, 1996 - JUNE 30, 2000)

[GRAPH]

            Credit Suisse First Boston High Yield Index
                     IS AN UNMANAGED INDEX OF
                    HIGH-YIELD CORPORATE BONDS.            High Yield & Total Return Fund
            --------------------------------------------   ------------------------------
     5/96                    $9,500                                   $10,000
     6/96                    $9,553                                   $10,501
     6/97                   $11,284                                   $12,040
     6/98                   $12,493                                   $13,362
     6/99                   $12,730                                   $13,248
     6/00                   $12,270                                   $13,127

Fund's Total Return
1 Year Total Return                    -3.61%
Inception Avg. Annual                   6.27%


THIS CHART COMPARES YOUR FUND'S PERFORMANCE TO THAT OF THE CREDIT SUISSE FIRST BOSTON HIGH YIELD INDEX OVER TIME.

THIS IS AN UNMANAGED BROAD-BASED, STATISTICAL COMPOSITE THAT DOES NOT INCLUDE ANY COMMISSIONS OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER THE PERFORMANCE OF THIS INDEX. THE HISTORICAL PERFORMANCE OF THE INDEX IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY; IT IS NOT MEANT TO FORECAST, IMPLY, OR GUARANTEE THE FUTURE PERFORMANCE OF ANY INVESTMENT VEHICLE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

THE ABOVE CHART REFLECTS THE PERFORMANCE OF CLASS A SHARES OF THE FUND. THE PERFORMANCE OF CLASS A SHARES WILL DIFFER FROM THAT OF OTHER SHARE CLASSES OF THE FUND BECAUSE OF THE DIFFERENCE IN SALES CHARGES AND/OR EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT SHARE CLASSES. THE FUND'S PERFORMANCE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS, AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (4.75% FOR CLASS A SHARES).

WHILE PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THE ABOVE INFORMATION PROVIDES A BROADER VANTAGE POINT FROM WHICH TO EVALUATE THE DISCUSSION OF THE FUND'S PERFORMANCE FOUND IN THE FOLLOWING PAGES.

PORTFOLIO AT A GLANCE



TOP TEN HOLDINGS*
(AS A PERCENTAGE OF NET ASSETS--JUNE 30, 2000)

Nextel Communications, Inc. 0.00% Coupon, 9/15/07 Maturity.................... 2.6%
-----------------------------------------------------------------------------------
Adelphia Communications, Series B, 7.75% Coupon, 1/15/09 Maturity............. 1.9%
-----------------------------------------------------------------------------------
Tenet Healthcare Corp. 8.625% Coupon, 1/15/07 Maturity........................ 1.9%
-----------------------------------------------------------------------------------
Winstar Communications, Inc. 0.00% Coupon, 4/15/10 Maturity................... 1.8%
-----------------------------------------------------------------------------------
Intermedia Communications, Series B, 0.00% Coupon, 7/15/07 Maturity........... 1.8%
-----------------------------------------------------------------------------------
Smithfield Foods, Inc. 7.625% Coupon, 2/15/08 Maturity........................ 1.6%
-----------------------------------------------------------------------------------
Chancellor Media Corp., Series B, 8.125% Coupon, 12/15/07 Maturity............ 1.6%
-----------------------------------------------------------------------------------
HCA--The Healthcare Corp. 8.85% Coupon, 1/1/07 Maturity....................... 1.6%
-----------------------------------------------------------------------------------
Global Crossing Holdings Ltd. 9.625% Coupon, 5/15/08 Maturity................. 1.5%
-----------------------------------------------------------------------------------
Hyperion Telecommunications 0.00% Coupon, 4/15/03 Maturity.................... 1.5%
-----------------------------------------------------------------------------------
* EXCLUDES SHORT-TERM INVESTMENT


TOP FIVE SECTORS
(AS A PERCENTAGE OF NET ASSETS--JUNE 30, 2000)

[GRAPH]

Communications: Fixed         21.6%
Cable                         10.7%
Communications: Mobile         9.4%
Media                          7.1%
Gaming                         6.5%

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE YEAR ENDED JUNE 30, 2000. THE TEAM IS LED BY ROBERT ANGEVINE, SENIOR PORTFOLIO MANAGER, MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT, WHO HAS MANAGED THE FUND SINCE MAY 1996 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1975. HE IS JOINED BY PORTFOLIO MANAGERS STEPHEN ESSER AND GORDON LOERY. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

Q HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT IN WHICH THE FUND OPERATED,
  AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A Several factors combined to create a difficult environment for high-yield bonds during the reporting period. First, the Federal Reserve Board embarked on a campaign to slow the overheating U.S. economy through a series of interest-rate hikes. Between June 1999 and June 2000, policymakers raised the key federal funds lending rate (the benchmark for most types of credit in the United States) from 4.75 percent to 6.50 percent. As short-term interest rates inched higher, bonds came under pressure, particularly in the lower-quality sector of the market. Weakness in high-yield bonds is a normal response to attempts by the Fed to slow the economy, because investors tend to remain cautious until the full extent of an economic slowdown becomes clear.

     The high-yield sector also was plagued by high default rates. In general, the defaults were industry-specific and concentrated among smaller companies. For example, some energy firms had difficulty refinancing debt during the period of low oil prices that prevailed during most of 1999. In addition, several nursing homes were negatively affected by changes in the U.S. government's reimbursement policy.

     Finally, the high-yield sector suffered as investors withdrew money from high-yield mutual funds. This had the effect of limiting demand for high-yield securities, thus pushing their prices downward. As the reporting period ended, net flows into high-yield funds had stabilized.

     For the 12-month period ended June 30, 2000, the fund returned
1.17 percent (CLASS A SHARES AT NET ASSET VALUE; IF THE MAXIMUM SALES CHARGE OF
4.75 PERCENT WERE INCLUDED, THE RETURN WOULD HAVE BEEN LOWER). AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. BY COMPARISON, THE CREDIT SUISSE FIRST BOSTON HIGH YIELD INDEX RETURNED -0.91 PERCENT FOR THE SAME PERIOD. THE CREDIT SUISSE FIRST BOSTON HIGH YIELD INDEX IS A BROAD-BASED, UNMANAGED INDEX THAT REFLECTS THE GENERAL PERFORMANCE OF A WIDE RANGE OF SELECTED BONDS WITHIN THE PUBLIC HIGH-YIELD DEBT MARKET.

THIS INDEX DOES NOT REFLECT ANY COMMISSIONS OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER THE PERFORMANCE OF THE INDEX. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q WHAT HAPPENED TO HIGH-YIELD SECURITIES DURING THIS TIME?

A The yield differential or "spread" between high-yield and Treasury securities widened substantially throughout the reporting period. The widening of spreads primarily reflected investor concerns regarding credit risk in an environment of rising interest rates and slowing economic growth.

Factors not directly related to the business cycle or the high-yield market also played a role in the sector's underperformance. The government's plan to reduce the national debt required the buyback of significant amounts of longer-term Treasury bonds. The reduced supply of Treasuries, in turn, made existing bonds more valuable. As a result, investors rushed to purchase remaining long-term Treasuries, causing other portions of the fixed-income market to suffer by comparison.

Q HOW DID YOU MANAGE THE FUND IN LIGHT OF THESE CONDITIONS?

A The fund continued to pursue its strategy of focusing on higher-quality credits from larger issuers within the high-yield/high-risk universe. Although we sold some of the fund's holdings in emerging markets, we nonetheless maintained a position in that sector. We also reduced the fund's exposure to zero-coupon bonds, which are highly interest-rate sensitive. We expected that the Fed would continue to raise interest rates until clear indications of a growth slowdown had emerged. In that environment, we believed that minimizing exposure to longer-term bonds would improve relative performance.

Q HOW DID THE FUND'S STRATEGIES CONTRIBUTE TO PERFORMANCE?

A I believe the fund's strategies resulted in solid performance relative to its peers during a problematic period for the high-yield market. Our emphasis on higher-quality bonds helped to keep the fund's default rate significantly below average for the sector, as did our preference for bonds issued by larger companies. In addition, the fund's move out of some zero-coupon bonds in 1999 helped minimize the negative impact of rising interest rates on the portfolio. The fund also benefited from its diversified exposure to emerging markets, which outperformed their U.S. counterparts during the period.

Q WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

A We are optimistic about the outlook for high-yield securities. With the yield on the fund's benchmark, the Credit Suisse First Boston High Yield Index, over 13 percent, and with sizable credit spreads, we expect that demand for high-yield bonds will improve in coming months. Also, it is likely that bonds could benefit from increased demand from investors as returns from the U.S. stock market revert to more sustainable levels.

     We expect that conditions will improve on the supply side of the market as well. While the high-yield sector has experienced a significant rise in defaults, we believe that there is a "self-correcting" element at work. For example, new bond issuance tends to decline as defaults increase. That has been the case in recent quarters, as banks raised lending standards and investors became more risk-averse in the rising default environment.

     Often, the result of this process is a healthier market from a credit standpoint. We are now seeing tentative indications that the high-yield sector is moving into this more favorable environment.

     Finally, we expect that the Fed's campaign to slow the U.S. economy will be successful, and that an end to the year-long series of interest-rate increases is close at hand. As always, we believe that credit discipline will remain the key to success.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BOND: A debt security issued by a government or corporation that pays a bondholder a stated rate of interest and repays the principal at the maturity date.

CLASS A SHARES: A division of mutual fund shares, which are generally divided into three groupings, called Class A, Class B, and Class C shares. The specific features of each are dependent on varying fees and sales charges. In most cases, Class A shares will have no redemption fee (contingent deferred sales charge).

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

SALES CHARGE: Also referred to as the load, this is a fee paid by a buyer to acquire shares in a mutual fund or a limited partnership.

YIELD:  The annual rate of return on an investment, expressed as a percentage.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

ZERO-COUPON BOND: A corporate or municipal bond that is traded at a deep discount to face value and pays no interest. It may be redeemed at maturity for full face value.

BY THE NUMBERS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000


THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                               PAR          MARKET
DESCRIPTION                                                   VALUE         VALUE
CORPORATE BONDS & NOTES+  89.8%

AUTOMOTIVE  2.1%
Hayes Lemmerz International, Inc. 8.25%, 12/15/08......  $   405,000     $   342,225
Tenneco, Inc., Series B, 11.625%, 10/15/09.............      385,000         341,688
                                                                           ---------
                                                                             683,913
                                                                           ---------

CABLE  10.7%
Adelphia Communications, Series B, 7.75%, 1/15/09......      750,000         631,875
Adelphia Communications, Series B, 8.375%, 2/1/08......      250,000         221,250
Callahan Nordrhein Corp. 14.00%, 7/15/10 (b,c).........      175,000         175,000
Charter Commincations Holdings 10.25%, 1/15/10.........      325,000         314,194
CSC Holdings, Inc. 9.875%, 5/15/06.....................      255,000         257,869
Echostar DBS Corp. 9.375%, 2/1/09......................      410,000         396,675
NTL, Inc. 0.00%, 4/1/08................................      660,000         415,800
OnePoint Communications Corp. 14.50%, 6/1/08...........      195,000          97,500
RCN Corp. 0.00%, 10/15/07 (c)..........................      150,000          93,000
RCN Corp. Sr. Discount Notes 0.00%, 2/15/08 (c)........      370,000         209,512
Telewest Communications plc 0.00%, 4/15/09 (c).........      700,000         388,500
United Pan-Europe Communications N.V. 10.875%, 8/1/09..      320,000         280,800
                                                                           ---------
                                                                           3,481,975
                                                                           ---------
CHEMICALS  3.0%
Huntsman ICI Chemicals 10.125%, 7/1/09..................     325,000         325,813
ISP Holdings, Inc., Series B, 9.00%, 10/15/03...........     470,000         437,100
Lyondell Chemical Co. 9.625%, 5/1/07....................     200,000         198,000
                                                                           ---------
                                                                             960,913
                                                                           ---------
COMMUNICATIONS: FIXED  20.2%
Bayan Telecommunications 13.50%, 7/15/06 (b)............     410,000         258,300
Exodus Communications, Inc. 11.625%, 7/15/10 (b)........     250,000         251,250
Global Crossing Holdings Ltd. 9.625%, 5/15/08...........     500,000         486,250
Globix Corp. 12.50%, 2/1/10.............................     250,000         207,500
GT Group Telecom 0.00%, 2/1/10 (b,c)....................     375,000         208,125
Hermes Europe Railtel BV 11.50%, 8/15/07................     275,000         239,250
Hermes Europe Railtel BV 10.375%, 1/15/09...............     325,000         270,562
Hyperion Telecommunications 0.00%, 4/15/03 (c)..........     520,000         482,300
Intermedia Communications 8.50%, 1/15/08................      50,000          46,000
Intermedia Communications, Series B, 0.00%, 7/15/07 (c).     750,000         585,465
Level 3 Communications, Inc. 0.00%, 3/15/10 (b,c).......     300,000         163,500
Maxcom Telecommunications 13.75%, 4/1/07 (b)............     250,000         221,875
NEXTLINK Communications, Inc. 0.00%, 4/15/08 (c)........     465,000         292,950


SEE NOTES TO FINANCIAL STATEMENTS      11

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                             PAR          MARKET
DESCRIPTION                                                 VALUE         VALUE
COMMUNICATIONS: FIXED (CONTINUED)
NEXTLINK Communications, Inc. 10.75%, 11/15/08.........  $    90,000      $   89,550
NEXTLINK Communications, Inc. 0.00%, 12/1/08 (c).......      100,000          58,500
Primus Telecommunications Group 11.25%, 1/5/09.........       45,000          36,675
Primus Telecommunications Group, Series B,
  9.875%, 5/15/08......................................      370,000         286,750
PSINet, Inc. 10.00%, 2/15/05...........................      365,000         339,450
PSINet, Inc., Series B, 11.00%, 8/1/09.................       60,000          56,550
Rhythms Netconnections, Inc. 14.00%, 2/15/10 (b).......      125,000          90,625
Rhythms Netconnections, Inc., Series B,
  0.00%, 5/15/08 (c)...................................      555,000         227,550
RSL Communications plc 0.00%, 3/1/08 (c)...............      675,000         280,125
RSL Communications plc 12.25%, 11/15/06................       17,000          13,600
RSL Communications plc 9.125%, 3/1/08..................      225,000         146,250
Tele1 Europe BV 13.00%, 5/15/09........................      295,000         297,211
Viatel, Inc., Series A, 0.00%, 4/15/08 (c).............      425,000         195,500
Wam!Net, Inc., Series B, 0.00%, 3/1/05 (c).............      300,000         168,000
Winstar Communications, Inc. 0.00%, 4/15/10 (b,c)......    1,280,000         588,800
                                                                           ---------
                                                                           6,588,463
                                                                           ---------
COMMUNICATIONS: MOBILE  8.4%
Centennial Cellular Holdings 10.75%, 12/15/08..........      285,000         277,163
CTI Holdings 0.00%, 4/15/08 (c)........................      425,000         244,906
Dolphin Telecommunications plc 0.00%, 6/1/08 (c).......      405,000         149,850
Dolphin Telecommunications plc 0.00%, 5/15/09 (c)......      325,000         115,375
Globalstar LP/Capital 11.375%, 2/15/04.................      305,000          86,925
Globalstar LP/Capital 11.50%, 6/1/05...................       45,000          12,375
Motient Corp. 12.25%, 4/1/08...........................      300,000         226,500
Nextel Communications, Inc. 0.00%, 9/15/07 (c).........    1,100,000         862,125
Occidente Y Caribe 0.00%, 3/15/04 (c)..................      400,000         282,000
PTC International Finance BV 0.00%, 7/1/07 (c).........      380,000         270,750
Total Access Communications PCL 2.00%, 5/31/06.........      180,000         219,600
                                                                           ---------
                                                                           2,747,569
                                                                           ---------
ENERGY  1.5%
Husky Oil Ltd. 8.90%, 8/15/28 (c)......................      205,000         194,561
Vintage Petroleum, Inc. 8.625%, 2/1/09.................      160,000         152,800
Vintage Petroleum, Inc. 9.75%, 6/30/09.................      150,000         151,875
                                                                           ---------
                                                                             499,236
                                                                           ---------
FINANCIAL  1.1%
Golden State Holdings 7.125%, 8/1/05...................      385,000         345,364
                                                                           ---------
FOOD & BEVERAGE  1.6%
Smithfield Foods, Inc. 7.625%, 2/15/08.................      600,000         534,000
                                                                           ---------
GAMING  6.5%
Harrahs Operating Co., Inc. 7.875%, 12/15/05...........      500,000         470,625
Horseshoe Gaming Holdings 8.625%, 5/15/09..............      400,000         376,000
International Game Technology 8.375%, 5/15/09..........      300,000         285,159

                                      12       SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000


                                                             PAR          MARKET
DESCRIPTION                                                 VALUE         VALUE
GAMING (CONTINUED)
Park Place Entertainment 7.875%, 12/15/05.............   $ 360,000     $   337,500
Station Casinos, Inc. 8.875%, 12/1/08.................     200,000         190,500
Station Casinos, Inc. 9.75%, 4/15/07..................      60,000          60,000
Station Casinos, Inc. 10.125%, 3/15/06................     405,000         410,062
                                                                         ---------
                                                                         2,129,846
                                                                         ---------
GENERAL INDUSTRIAL  1.1%
Applied Power, Inc. 8.75%, 4/1/09.....................     185,000         192,863
Axia, Inc. 10.75%, 7/15/08............................     200,000         156,000
                                                                         ---------
                                                                           348,863
                                                                         ---------
HEALTH CARE  6.0%
Fresenius Medical Capital Trust II 7.875%, 2/1/08.....     370,000         336,700
HCA-The Healthcare Corp. 6.91%, 6/15/05...............     125,000         114,134
HCA-The Healthcare Corp. 7.69%, 6/15/25...............     275,000         224,007
HCA-The Healthcare Corp. 8.13%, 8/4/03 MTN............     130,000         126,384
HCA-The Healthcare Corp. 8.85%, 1/1/07................     525,000         514,411
Tenet Healthcare Corp. 8.125%, 12/1/08................      50,000          45,750
Tenet Healthcare Corp. 8.625%, 1/15/07................     635,000         603,250
                                                                         ---------
                                                                         1,964,636
                                                                         ---------
HOTELS & LODGING  2.3%
Hilton Hotels 7.95%, 4/15/07..........................     350,000         327,870
HMH Properties, Inc., Series A, 7.875%, 8/1/05........     450,000         414,000
                                                                         ---------
                                                                           741,870
                                                                         ---------
MEDIA  6.0%
Chancellor Media Corp. 9.00%, 10/1/08.................     140,000         142,450
Chancellor Media Corp., Series B, 8.125%, 12/15/07....     525,000         527,625
Multicanal S.A. 10.50%, 2/1/07........................     445,000         378,148
Outdoor Systems, Inc. 8.875%, 6/15/07.................     350,000         353,500
Satelites Mexicanos S.A., Series B, 10.125%, 11/1/04..     160,000         105,600
TV Azteca S.A. de C.V., Series B, 10.50%, 2/15/07.....     350,000         309,750
XM Satellite Radio, Inc. 14.00%, 3/15/10 (b)..........     175,000         153,125
                                                                         ---------
                                                                         1,970,198
                                                                         ---------
METALS  2.6%
Glencore Nickel Property Ltd. 9.00%, 12/1/14..........      80,000          67,600
Murrin Murrin Holdings 9.375%, 8/31/07................     445,000         387,150
National Steel Corp., Series D, 9.875%, 3/1/09........     400,000         340,000
Republic Technology Capital 13.75%, 7/15/09...........     250,000          37,500
                                                                         ---------
                                                                           832,250
                                                                         ---------
PAPER & PACKAGING  1.4%
Indah Kiat Financial Mauritius 10.00%, 7/1/07.........     750,000         453,750
                                                                         ---------

SEE NOTES TO FINANCIAL STATEMENTS      13

YOUR FUND'S INVESTMENTS
JUNE 30, 2000


                                                             PAR          MARKET
DESCRIPTION                                                 VALUE         VALUE
REAL ESTATE  3.0%
Centex Corp. 9.75%, 6/15/05...........................   $ 230,000     $   232,834
D.R. Horton, Inc. 8.00%, 2/1/09.......................     195,000         168,675
Lennar Corp. 9.95%, 5/1/10 (b)........................     195,000         191,100
Nortek, Inc. 8.875%, 8/1/08...........................     410,000         370,537
                                                                         ---------
                                                                           963,146
                                                                         ---------
RETAIL  4.7%
DR Securitized Lease Trust, Series 1994-K1, Class A1,
  7.60%, 8/15/07......................................     397,718         362,727
DR Securitized Lease Trust, Series 1994-K1, Class A2,
  8.375%, 8/15/05.....................................     100,000          81,889
HMV Media Group plc 10.25%, 5/15/08...................     400,000         270,000
Kmart Funding Corp., Series F, 8.80%, 7/1/10..........     375,000         346,241
Musicland Group, Inc. 9.00%, 6/15/03..................     150,000         136,500
Musicland Group, Inc. 9.875%, 3/15/08.................     400,000         334,000
                                                                         ---------
                                                                         1,531,357
                                                                         ---------
SERVICES  3.1%
Norcal Waste Systems, Series B, 13.50%, 11/15/05......     295,000         306,800
USA Waste Services 7.125%, 10/1/07....................     160,000         146,072
USA Waste Services 7.125%, 12/15/17...................     100,000          82,958
Waste Management, Inc. 6.875%, 5/15/09................     135,000         119,437
Waste Management, Inc. 7.65%, 3/15/11.................      85,000          77,637
WMX Technologies, Inc. 7.00%, 10/15/06................     305,000         281,354
                                                                         ---------
                                                                         1,014,258
                                                                         ---------
SUPERMARKET/DRUG  0.9%
Stater Brothers Holdings 10.75%, 8/15/06..............     325,000         282,750
                                                                         ---------
TRANSPORTATION  1.7%
Jet Equipment Trust, Series 1995-D, 11.44%, 11/1/14 (b)    300,000         330,729
Jet Equipment Trust, Series C-1, 11.79%, 6/15/13 (b)..     200,000         224,562
                                                                         ---------
                                                                           555,291
                                                                         ---------
UTILITIES  1.9%
AES Corp. 8.50%, 11/1/07..............................     300,000         275,250
CMS Energy 7.50%, 1/15/09.............................     395,000         354,362
                                                                         ---------
                                                                           629,612
                                                                         ---------
TOTAL CORPORATE BONDS & NOTES
(Cost $32,807,030) ...............................................      29,259,260
                                                                        ----------
ASSET BACKED SECURITIES+  1.5%
FINANCIAL  0.4%
Federal Mortgage Acceptance Corp., Series 1996-B, Class C,
  7.883%, 11/15/18 (b)................................     121,526          41,320
Long Beach Acceptance Auto Grantor Trust, Series 1997-1,
  Class B, 14.22%, 10/26/03...........................      29,318          29,178

                                     14        SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                             PAR          MARKET
DESCRIPTION                                                 VALUE         VALUE

FINANCIAL (CONTINUED)
Securitized Multiple Asset Rated Trust, 1997-5, Class A1
   7.72%, 6/15/05.....................................   $225,609      $    56,402
                                                                         ---------
                                                                           126,900
                                                                         ---------
SUPERMARKET/DRUG  0.6%
CA FM Lease Trust, Senior Notes 8.50%, 7/15/17 (b)....    224,225          206,801
                                                                         ---------
TRANSPORTATION  0.5%
Aircraft Lease Portfolio Securitization Ltd.,
   Series 1996-1, Class DX 12.75%, 6/15/06...........     150,463          144,450
                                                                         ---------
TOTAL ASSET BACKED SECURITIES
  (Cost $738,628)................................................          478,151
                                                                         ---------
                                                           SHARES
Preferred Stocks+  3.4%
COMMUNICATIONS: FIXED  0.8%
IXC Communications, Inc. PIK 9.00%....................        277          276,537
                                                                         ---------
COMMUNICATIONS: MOBILE  0.9%
Dobson Communications Corp. 13.00% (a)................      2,273          234,140
Nextel Communications, Inc. 13.00% (a)................         62           65,100
                                                                         ---------
                                                                           299,240
                                                                         ---------
MEDIA  1.1%
Paxson Communications 11.625% (a).....................      3,637          349,152
                                                                         ---------
RETAIL  0.4%
Kmart Financing 7.75%.................................      3,950          144,175
                                                                         ---------
UTILITIES  0.2%
Tele1 Europe AB ADR 13.00%............................      5,195           62,665
                                                                         ---------
TOTAL PREFERRED STOCK
  (Cost $939,535)................................................        1,131,769
                                                                         ---------
                                                            NO. OF
                                                            UNITS
UNITS+   0.8%
UTILITIES  0.8%
TNP Enterprises, Inc. 14.50%, 4/1/11
  (Cost $247,500).....................................     25,000          247,500
                                                                         ---------
                                                            NO. OF
                                                           WARRANTS
WARRANTS+   0.7%
CABLE  0.0%
OnePoint Communications Corp., expiring 6/1/08 (a)....      1,950            3,900
                                                                         ---------
COMMUNICATIONS: FIXED  0.6%
NEXTLINK Communications, Inc. expiring 11/15/08 (a)...      2,077          205,623
Wam!Net, Inc., expiring 3/1/05 (a)....................      9,000            9,900
                                                                         ---------
                                                                           215,523
                                                                         ---------


SEE NOTES TO FINANCIAL STATEMENTS      15

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                            NO. OF          MARKET
DESCRIPTION                                                WARRANTS         VALUE
COMMUNICATIONS: MOBILE  0.1%
Globalstar Telecom, expiring 2/15/04 (a,b)..............      285      $     2,850
Motient Corp. expiring 4/1/08 (a,b).....................    3,000           10,500
Occidente Y Caribe, expiring 3/15/04 (a,b)..............   20,850            7,819
                                                                         ---------
                                                                            21,169
                                                                         ---------
METALS  0.0%
Republic Technology, expiring 7/15/09 (a)...............      250                2
                                                                         ---------
TOTAL WARRANTS
  (Cost $197,138).................................................         240,594
                                                                         ---------

TOTAL LONG-TERM INVESTMENTS  96.2%
  (Cost $34,929,831)..............................................      31,357,274
                                                                        ----------
                                                            PAR
                                                           VALUE
SHORT-TERM INVESTMENT  3.3%
REPURCHASE AGREEMENT  3.3%

Chase Securities, Inc. 6.15%, dated 6/30/00,             $1,067,000
due 7/3/00, to be repurchased at $1,067,547,
collateralized by $1,125,000 U.S. Treasury Notes
4.75%, due 2/15/04, valued at $1,089,595
  (Cost $1,067,000)................................................       1,067,000
                                                                         ----------

TOTAL INVESTMENTS  99.5%
  (Cost $35,996,831)...............................................      32,424,274
OTHER ASSETS IN EXCESS OF LIABILITIES  0.5%........................         154,072
                                                                         ----------

NET ASSETS  100%...................................................     $32,578,346
                                                                        -----------
                                                                        -----------


(a) NON-INCOME PRODUCING SECURITY

(b) 144A SECURITY-CERTAIN CONDITIONS FOR PUBLIC SALE MAY EXIST.

(c) STEP BOND-COUPON RATE INCREASES IN INCREMENTS TO MATURITY. RATE DISCLOSED IS AS OF JUNE 30, 2000. MATURITY DATE DISCLOSED IS THE ULTIMATE MATURITY DATE.

ADR AMERICAN DEPOSITARY RECEIPT

MTN MEDIUM TERM NOTE

PCL PUBLIC COMPANY LIMITED

PIK PAYMENT-IN-KIND. INCOME MAY BE RECEIVED IN ADDITIONAL SECURITIES OR CASH AT
    THE DISCRETION OF THE ISSUER.

+   CLASSIFIED BY SECTORS WHICH REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.



                                     16        SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                      SUMMARY OF LONG-TERM INVESTMENTS BY COUNTRY

                                                                           PERCENT OF
COUNTRY                                                   VALUE            NET ASSETS
United States .......................................  $25,971,476           79.7%
Netherlands .........................................    1,358,575            4.2
United Kingdom ......................................      658,500            2.0
Mexico ..............................................      637,225            1.9
Argentina ...........................................      623,054            1.9
Australia ...........................................      454,750            1.4
Indonesia ...........................................      453,750            1.4
Colombia ............................................      289,818            0.9
Philippines .........................................      258,300            0.8
Thailand ............................................      219,600            0.7
Canada ..............................................      194,561            0.6
Denmark .............................................      175,000            0.5
Sweden ..............................................       62,665            0.2
                                                       -----------           -----
                                                       $31,357,274           96.2%
                                                       -----------           -----
                                                       -----------           -----

SEE NOTES TO FINANCIAL STATEMENTS      17

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
JUNE 30, 2000


ASSETS:
Investments at Value (Cost $35,996,831)...........................          $32,424,274
Cash..............................................................                8,619
Receivable for:
  Interest........................................................              679,204
  Investments Sold................................................              294,255
  Fund Shares Sold................................................              116,646
Deferred Organizational Costs.....................................                5,423
                                                                            -----------
   Total Assets...................................................           33,528,421
                                                                            -----------

LIABILITIES:
Payable for:
  Investments Purchased...........................................              425,156
  Dividends Declared..............................................              230,341
  Fund Shares Redeemed............................................              127,491
  Distribution Fees...............................................               44,779
  Shareholder Reporting Expense...................................               37,286
  Professional Fees...............................................               30,931
  Directors' Fees and Expenses....................................               29,659
  Investment Advisory Fees........................................               10,767
  Administrative Fees.............................................                7,325
  Custody Fees....................................................                3,260
  Transfer Agent Fees.............................................                3,080
                                                                            -----------
    Total Liabilities.............................................              950,075
                                                                             -----------
NET ASSETS .......................................................          $32,578,346
                                                                             -----------
                                                                             -----------

NET ASSETS CONSIST OF:
Capital Stock at Par ($.001 par value, Shares Authorized 2,625,000,000).... $     3,003
Paid in Capital in Excess of Par...........................................  37,211,134
Accumulated Net Investment Income..........................................     359,540
Accumulated Net Realized Loss..............................................  (1,422,774)
Net Unrealized Depreciation on Investments.................................  (3,572,557)
                                                                             -----------
NET ASSETS................................................................. $32,578,346
                                                                             -----------
                                                                             -----------
  Class A Shares:
    Net Asset Value and Redemption Price Per Share (Based on Net Assets of
    $7,016,774 and 645,533 Shares Outstanding)............................. $     10.87
                                                                             -----------
                                                                             -----------
    Maximum Sales Charge...................................................        4.75%
    Maximum Offering Price Per Share (Net Asset Value
    Per Share x 100/ (100% - maximum sales charge))........................  $    11.41
                                                                             -----------
                                                                             -----------
  Class B Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets of
    $20,081,637 and 1,852,025 Shares Outstanding)*.........................  $    10.84
                                                                             -----------
                                                                             -----------
  Class C Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets of
    $5,479,935 and 505,294 Shares Outstanding)*............................  $    10.85
                                                                             -----------
                                                                             -----------

* REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.

                                      18      SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 2000



INVESTMENT INCOME:
Dividends...........................................................         $    26,792
Interest............................................................           3,712,337
                                                                             -----------
  Total Income......................................................           3,739,129
                                                                             -----------
EXPENSES:
Distribution Fees (Attributed to Classes A, B and C of $19,493, $218,868
  and $68,565, respectively)........................................             306,926
Investment Advisory Fees............................................             273,924
Administrative Fees.................................................              95,513
Shareholder Reports.................................................              86,045
Professional Fees...................................................              36,127
Filing and Registration Fees........................................              30,871
Directors' Fees and Expenses........................................              23,962
Transfer Agent Fees.................................................              18,140
Custodian Fees......................................................               5,436
Other...............................................................              14,946
                                                                             -----------
  Total Expenses....................................................             891,890
  Less Expense Reductions...........................................            (219,278)
                                                                             -----------
  Net Expenses......................................................             672,612
                                                                             -----------
NET INVESTMENT INCOME...............................................         $ 3,066,517
                                                                             -----------
                                                                             -----------

NET REALIZED GAIN/LOSS ON:
Investments.........................................................         $   (992,468)
                                                                             ------------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period...........................................           (1,794,264)
                                                                             -------------
  End of the Period:
   Investments......................................................           (3,572,557)
                                                                             -------------
Net Change in Unrealized Appreciation/Depreciation..................           (1,778,293)
                                                                             -------------
NET REALIZED GAIN/LOSS AND NET CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION.........................................          $(2,770,761)
                                                                             -------------
                                                                             -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................          $   295,756
                                                                             -------------
                                                                             -------------

SEE NOTES TO FINANCIAL STATEMENTS      19

STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED JUNE 30, 2000


                                                                YEAR ENDED       YEAR ENDED
                                                              JUNE 30, 2000    JUNE 30,1999*
                                                              -------------   --------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Income.................................        $  3,066,517    $  2,996,000
Net Realized Loss.....................................            (992,468)       (344,000)
Net Change in Unrealized Appreciation/
  Depreciation........................................          (1,778,293)     (2,004,000)
                                                                -----------     -----------
Net Increase in Net Assets Resulting from Operations...            295,756         648,000
                                                                -----------     -----------
DISTRIBUTIONS:
Net Investment Income:
Class A................................................           (639,735)       (749,000)
Class B................................................         (1,650,095)     (1,540,000)
Class C................................................           (514,549)       (603,000)
                                                                -----------     -----------
                                                                (2,804,379)     (2,892,000)
                                                                -----------     -----------

Net Realized Gain:
Class A...............................................                  --         (61,000)
Class B...............................................                  --        (152,000)
Class C...............................................                  --         (59,000)
In Excess of Net Realized Gain:
Class A...............................................                  --         (97,000)
Class B...............................................                  --        (244,000)
Class C...............................................                  --         (94,000)
                                                                -----------     -----------
                                                                        --        (707,000)
                                                                -----------     -----------
Net Decrease in Net Assets Resulting from
  Distributions......................................           (2,804,379)     (3,599,000)
                                                                -----------     -----------

CAPITAL SHARE TRANSACTIONS:
Subscribed...........................................           13,347,730      27,018,000
Distributions Reinvested.............................            1,569,619       2,061,000
Redeemed.............................................          (18,496,002)    (21,840,000)
                                                                -----------     -----------
Net Increase/Decrease in Net Assets Resulting from
  Capital Share Transactions.........................           (3,578,653)      7,239,000
                                                                -----------     -----------


Total Increase/Decrease in Net Assets................           (6,087,276)      4,288,000
NET ASSETS--Beginning of Period......................           38,665,622      34,378,000
                                                                -----------     -----------
NET ASSETS--End of Period (Including accumulated
  net investment income of $359,540 and $95,000,
  respectively)......................................         $ 32,578,346    $ 38,666,000
                                                              ============    ============

*  AMOUNTS ROUNDED TO THE NEAREST (000).

                                       20      SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                           YEAR ENDED JUNE 30,
                                    --------------------------------  MAY 1, 1996* TO
CLASS A SHARES                       2000#    1999#    1998#    1997   JUNE 30, 1996
                                    -------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD .....................   $11.68   $12.66   $12.86   $11.92      $12.00
                                    ------   ------   ------   ------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income .........     1.02     1.01     0.97     1.07        0.13
  Net Realized and
    Unrealized Gain/Loss ........    (0.89)   (0.79)    0.35     0.99       (0.09)
                                    ------   ------   ------   ------      ------
Total From Investment Operations.     0.13     0.22     1.32     2.06        0.04
                                    ------   ------   ------   ------      ------
DISTRIBUTIONS
  Net Investment Income .........    (0.94)   (0.97)   (0.97)   (1.07)      (0.12)
  Net Realized Gain .............       --    (0.09)   (0.55)   (0.05)         --
  In Excess of Net Realized Gain.       --    (0.14)      --       --          --
                                    ------   ------   ------   ------      ------
Total Distributions .............    (0.94)   (1.20)   (1.52)   (1.12)      (0.12)
                                    ------   ------   ------   ------      ------
NET ASSET VALUE, END OF PERIOD ..   $10.87   $11.68   $12.66   $12.86      $11.92
                                    ======   ======   ======   ======      ======
TOTAL RETURN (1) ................     1.17%    1.90%   10.81%   18.12%       0.29%**
                                    ======   ======   ======   ======      ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)   $7,017   $8,120   $7,813   $8,980      $3,907
Ratio of Expenses to Average
  Net Assets ....................     1.25%    1.25%    1.25%    1.25%       1.25%
Ratio of Net Investment Income to
  Average Net Assets ............     8.99%    8.39%    7.42%    8.83%       6.85%
Portfolio Turnover Rate .........       37%      41%      81%     104%         10%**
--------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to
    Net Investment Income .......   $ 0.07   $ 0.06   $ 0.08   $ 0.10      $ 0.04
Ratios Before Expense Reductions:
  Expenses to Average Net Assets.     1.85%    1.72%    1.89%    2.04%       3.51%
  Net Investment Income to Average
    Net Assets ..................     8.39%    7.93%    6.78%    8.04%       4.59%
--------------------------------------------------------------------------------------

*   COMMENCEMENT OF OPERATIONS

**  NON-ANNUALIZED

(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.

#   CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

SEE NOTES TO FINANCIAL STATEMENTS       21

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                           YEAR ENDED JUNE 30,
                                    --------------------------------  MAY 1, 1996* TO
CLASS B SHARES                       2000#    1999#    1998#    1997   JUNE 30, 1996
                                    -------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD .....................   $ 11.66  $ 12.63  $ 12.86  $11.93     $12.00
                                    -------  -------  -------  ------     ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income .........      0.93     0.91     0.87    0.98       0.12
  Net Realized and
    Unrealized Gain/Loss ........     (0.90)   (0.77)    0.34    0.99      (0.09)
                                    -------  -------  -------  ------     ------
Total From Investment Operations.      0.03     0.14     1.21    1.97       0.03
                                    -------  -------  -------  ------     ------
DISTRIBUTIONS
  Net Investment Income .........     (0.85)   (0.88)   (0.89)  (0.99)     (0.10)
  Net Realized Gain .............        --    (0.09)   (0.55)  (0.05)        --
  In Excess of Net Realized Gain.        --    (0.14)      --      --         --
                                    -------  -------  -------  ------     ------
Total Distributions .............     (0.85)   (1.11)   (1.44)  (1.04)     (0.10)
                                    -------  -------  -------  ------     ------
NET ASSET VALUE, END OF PERIOD ..   $ 10.84  $ 11.66  $ 12.63  $12.86      $11.93
                                    =======  =======  =======  ======      ======
TOTAL RETURN (1) ................      0.34%    1.28%    9.86%  17.22%       0.21%**
                                    =======  =======  =======  ======      ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)   $20,081  $22,667  $18,420  $8,617     $3,421
Ratio of Expenses to Average
  Net Assets ....................      2.00%    2.00%    2.00%   2.00%      2.00%
Ratio of Net Investment Income to
  Average Net Assets ............      8.24%    7.63%    6.70%   7.99%      6.08%
Portfolio Turnover Rate .........        37%      41%      81%    104%        10%**
--------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to
    Net Investment Income .......   $  0.07  $  0.06  $  0.08  $ 0.10     $ 0.04
Ratios Before Expense Reductions:
  Expenses to Average Net Assets.      2.60%    2.48%    2.64%   2.82%      4.25%
  Net Investment Income to Average
    Net Assets ..................      7.64%    7.16%    6.04%   7.17%      3.83%
--------------------------------------------------------------------------------------

*   COMMENCEMENT OF OPERATIONS

**  NON-ANNUALIZED

(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.

#   CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

SEE NOTES TO FINANCIAL STATEMENTS      22

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                           YEAR ENDED JUNE 30,
                                    --------------------------------  MAY 1, 1996* TO
CLASS C SHARES                       2000#    1999#    1998#    1997   JUNE 30, 1996
                                    -------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD .....................   $11.66   $12.63   $12.86   $11.93     $12.00
                                    ------   ------   ------   ------     ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income .........     0.93     0.91     0.86     0.99       0.12
  Net Realized and
    Unrealized Gain/Loss ........    (0.89)   (0.77)    0.35     0.98      (0.09)
                                    ------   ------   ------   ------     ------
Total From Investment Operations.     0.04     0.14     1.21     1.97       0.03
                                    ------   ------   ------   ------     ------
DISTRIBUTIONS
  Net Investment Income .........    (0.85)   (0.88)   (0.89)   (0.99)     (0.10)
  Net Realized Gain .............       --    (0.09)   (0.55)   (0.05)        --
  In Excess of Net Realized Gain.       --    (0.14)      --       --         --
                                    ------   ------   ------   ------     ------
Total Distributions .............    (0.85)   (1.11)   (1.44)   (1.04)     (0.10)
                                    ------   ------   ------   ------     ------
NET ASSET VALUE, END OF PERIOD ..   $10.85   $11.66   $12.63   $12.86     $11.93
                                    ======   ======   ======   ======     ======
TOTAL RETURN (1) ................     0.43%    1.28%    9.86%   17.21%      0.21%**
                                    ======   ======   ======   ======     ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)   $5,480   $7,879   $8,145   $4,970     $3,316
Ratio of Expenses to Average
  Net Assets ....................     2.00%    2.00%    2.00%    2.00%      2.00%
Ratio of Net Investment Income to
  Average Net Assets ............     8.20%    7.61%    6.63%    8.03%      6.07%
Portfolio Turnover Rate .........       37%      41%      81%     104%        10%**
--------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to
    Net Investment Income .......   $ 0.07   $ 0.06   $ 0.08   $ 0.11    $  0.04
Ratios Before Expense Reductions:
  Expenses to Average Net Assets.     2.60%    2.48%    2.64%    2.88%      4.25%
  Net Investment Income to Average
    Net Assets ..................     7.60%    7.14%    6.01%    7.15%      3.82%
--------------------------------------------------------------------------------------

*   COMMENCEMENT OF OPERATIONS

**  NON-ANNUALIZED

(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.

#   CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

SEE NOTES TO FINANCIAL STATEMENTS    23

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

     The Van Kampen High Yield & Total Return Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment Company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks to maximize total return by investing in a diversified portfolio of high-yield, high-risk income securities that offer a yield above what is generally available on debt securities in the four highest categories of the recognized rating services. The Fund commenced operations on May 1, 1996.

1. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period.
Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which takes into account institutional size trading in similar groups of securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market values. All other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

     At June 30, 2000, approximately 83% of the net assets of the Fund consisted of high-yield securities rated below investment grade. Investments in high-yield securities are accompanied by a greater degree of credit risk, and the risk tends to be more sensitive to economic conditions than higher rated securities. Certain securities may be valued on the basis of bid prices provided by one principal market maker.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares. Distributions from the Fund are recorded on the ex-distribution date.

D. ORGANIZATIONAL COSTS The organizational costs of the Fund are being amortized on a straight line basis over the 60 month period ending April 30, 2001 beginning with the Fund's commencement of operations. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares at the time of redemption.

E. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for federal income taxes is required.

     The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2000, the Fund had an accumulated capital loss carryforward for tax purposes of $554,570, which will expire on June 30, 2008. Net realized gains or losses may differ for financial

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

     At June 30, 2000, for federal income tax purposes, cost of long- and short-term investments is $36,033,780, the aggregate gross unrealized appreciation is $430,202 and the aggregate gross unrealized depreciation is $4,039,708, resulting in net unrealized depreciation on long- and short-term investments of $3,609,506.

F. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.

     Due to inherent differences in the recognition of income and expenses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. A permanent difference related to the recognition of certain expenses that are not deductible for tax purposes totaling $7,079 were reclassified from paid in capital in excess of par to accumulated net investment income. A permanent difference of $9,154 related to a correction of prior year amounts was reclassified from accumulated net investment income to accumulated net realized loss. A permanent difference related to the recognition of net realized gains on paydowns of mortgage pool obligations totaling $4,322 was reclassified from accumulated net realized loss to accumulated net investment income.

     Permanent book to tax basis differences are not included in ending undistributed/distribution in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc., a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets indicated as follows:


AVERAGE DAILY NET ASSETS                                               % PER ANNUM
First $500 million...................................................   .75 of 1%
Next $500 million....................................................   .70 of 1%
Over $1 billion......................................................   .65 of 1%

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000


The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                              CLASS B
                 CLASS A                    AND CLASS C
              MAX. OPERATING              MAX. OPERATING
              EXPENSE RATIO                EXPENSE RATIO
                  1.25%                        2.00%

     For the period ended June 30, 2000, the Adviser voluntarily waived $219,278 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

     For the period ended June 30, 2000, the Fund recognized expenses of $3,790 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     For the period ended June 30, 2000, the Fund recognized expenses of $6,408 representing Van Kampen's cost of providing legal services to the Fund.

     Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

     Van Kampen Funds Inc. (the "Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

      The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the period ended June 30, 2000, the Distributor has advised the Fund that it earned initial sales charges of $45,370 for Class A shares and deferred sales charges of $95,248 and $1,177 for Class B shares and Class C shares, respectively.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000


     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A shares are sold with a front-end sales charge of up to 4.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a CDSC. Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares seven years after the end of the calendar month in which the shares were purchased. For the period ended June 30, 2000, no Class B shares converted to Class A shares. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:


                                                        CONTINGENT DEFERRED SALES
                                                       CHARGE ON ASSETS SUBJECT TO
                                                              SALES CHARGE
YEAR OF REDEMPTION                                          CLASS B  CLASS C
First ....................................................  4.00%         1.00%
Second ...................................................  4.00%         None
Third ....................................................  3.00%         None
Fourth ...................................................  2.50%         None
Fifth ....................................................  1.50%         None
Thereafter ...............................................  None          None


NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

                                                YEAR ENDED      YEAR ENDED
                                               JUNE 30, 2000   JUNE 30, 1999*
                                               -------------   -------------
CAPITAL SHARE TRANSACTIONS:
CLASS A:
  Shares:
    Subscribed..............................        613,337       1,215,000
    Distributions Reinvested................         37,321          43,000
    Redeemed................................       (700,219)     (1,180,000)
                                                  ---------      ----------
  Net Increase/Decrease in Class A Shares
    Outstanding.............................        (49,561)         78,000
                                                  ---------      ----------
                                                  ---------      ----------
  Dollars:
    Subscribed...............................  $  6,959,492     $ 14,702,000
    Distributions Reinvested.................       424,413          520,000
    Redeemed.................................    (7,958,056)     (14,249,000)
                                                -----------      ----------
  Net Increase/Decrease...................... $    (574,151)    $    973,000
                                                -----------      ----------
                                                -----------      ----------
  Ending Paid in Capital.....................  $  7,811,587+    $ 8,385,000+
                                                -----------      ----------
                                                -----------      ----------
CLASS B:
  Shares:
    Subscribed...............................       433,045          768,000
    Distributions Reinvested.................        71,709           89,000
    Redeemed.................................      (597,480)        (371,000)
                                                -----------      -----------
  Net Increase/Decrease in Class B Shares
    Outstanding..............................       (92,726)         486,000
                                                -----------      -----------
                                                -----------      -----------
  Dollars:
    Subscribed...............................  $  4,926,319    $   9,251,000
    Distributions Reinvested.................       812,805        1,068,000
    Redeemed.................................    (6,791,336)      (4,454,000)
                                                -----------      -----------
  Net Increase/Decrease......................  $ (1,052,212)   $   5,865,000
                                                -----------      -----------
                                                -----------      -----------
  Ending Paid in Capital.....................  $ 23,134,059+   $  24,185,000+
                                                -----------      -----------
                                                -----------      -----------
CLASS C:
  Shares:
    Subscribed...............................       127,995          255,000
    Distributions Reinvested.................        29,271           40,000
    Redeemed.................................      (327,670)        (264,000)
                                                -----------      -----------
  Net Increase/Decrease in Class C Shares
    Outstanding..............................      (170,404)          31,000
                                                -----------      -----------
                                                -----------      -----------
  Dollars:
    Subscribed...............................  $  1,461,919    $   3,065,000
    Distributions Reinvested.................       332,401          473,000
    Redeemed.................................    (3,746,610)      (3,137,000)
                                                -----------      -----------
  Net Increase/Decrease .....................  $ (1,952,290)   $     401,000
                                                -----------      -----------
                                                -----------      -----------
  Ending Paid in Capital ....................  $  6,275,570+   $   8,227,000+
                                                -----------      -----------
                                                -----------      -----------

* AMOUNTS ROUNDED TO THE NEAREST (000).

+ ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX
  DIFFERENCES--SEE NOTE 1F.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000


4. INVESTMENT TRANSACTIONS
For the period ended June 30, 2000, the Fund made purchases of $12,883,686 and sales of $16,570,319 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5. BORROWINGS

In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered into a $650 million committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rata percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen High Yield & Total Return Fund

     We have audited the accompanying statement of assets and liabilities of Van Kampen High Yield & Total Return Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2000, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Fund's financial statements and financial highlights for the periods ended prior to June 30, 2000, were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those statements.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen High Yield & Total Return Fund as of June 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 11, 2000
                                       31

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND

BOARD OF DIRECTORS

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN*- Chairman
SUZANNE H. WOOLSEY

OFFICERS
RICHARD F. POWERS, III*
  Chairman, Director, President,
  Chief Executive Officer

STEPHEN L. BOYD*
  Executive Vice President and
  Chief Investment Officer

A. THOMAS SMITH III*
  Vice President and Secretary

JOHN L. SULLIVAN*
  Vice President, Chief Financial Officer and
  Treasurer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOSEPH P. STADLER*
JOHN H. ZIMMERMANN, III*
  Vice Presidents

INVESTMENT ADVISER AND
ADMINISTRATOR

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISERS
MORGAN STANLEY DEAN WITTER INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

MILLER ANDERSON & SHERRERD, LLP
One Tower Bridge
West Conshohocken,
Pennsylvania 19428

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN
THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL
SKADDEN, ARPS, SLATE, MEAGHER &
FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

-----------------------------------------------------------------------------
| The following information is furnished with respect to the distributions | | paid by the Fund during its taxable year ended June 30, 2000. For corporate| | shareholders 1% of the distribution qualifies for the dividends received |
| deduction.                                                                 |
-----------------------------------------------------------------------------

* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

-C-  VAN KAMPEN FUNDS INC., 2000. ALL RIGHTS RESERVED.

-SM- DENOTES A SERVICE MARK OF VAN KAMPEN FUNDS INC.

     THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS IT HAS BEEN PRECEDED OR IS ACCOMPANIED BY AN EFFECTIVE PROSPECTUS OF THE FUND WHICH CONTAINS ADDITIONAL INFORMATION ON HOW TO PURCHASE SHARES, THE SALES CHARGES ON SHARES OF THE FUND, AND OTHER PERTINENT DATA. AFTER DECEMBER 31, 2000, THE REPORT, IF USED WITH PROSPECTIVE INVESTORS, MUST BE ACCOMPANIED BY A QUARTERLY PERFORMANCE UPDATE, IF APPLICABLE.

RESULT OF
SHAREHOLDER VOTES
JUNE 30, 2000

A Joint Special Meeting of the Shareholders of the High Yield & Total Return Fund (the "Fund") was held on December 15, 1999. The description of each proposal and number of shares voted are as follows:

1. To elect the following Directors to serve the Fund.


                                                         VOTED FOR       WITHHELD
J. Miles Branagan...............................         1,886,464        14,493
Jerry D. Choate.................................         1,882,461        18,496
Linda Hutton Heagy..............................         1,887,121        13,836
R. Craig Kennedy................................         1,887,121        13,836
Mitchell M. Merin...............................         1,882,432        18,524
Jack E. Nelson..................................         1,887,121        13,836
Richard F. Powers, III..........................         1,882,466        18,491
Phillip B. Rooney...............................         1,887,121        13,836
Fernando Sisto..................................         1,881,809        19,148
Wayne W. Whalen.................................         1,887,121        13,836
Suzanne H. Woolsey..............................         1,887,116        13,841
Paul G. Yovovich*...............................         1,887,116        13,841

*EFFECTIVE APRIL 14, 2000, PAUL G. YOVOVICH RESIGNED FROM THE BOARD OF
DIRECTORS.

2. To ratify PricewaterhouseCoopers LLP to act as independent public accountants for the Fund.(1)

                                       AFFIRMATIVE      AGAINST       ABSTAIN
                                        1,882,873          232        17,851

(1) INDEPENDENT ACCOUNTANTS FOR THE FUND PERFORM AN ANNUAL AUDIT OF THE FUND'S FINANCIAL STATEMENTS. THE BOARD OF DIRECTORS HAS ENGAGED DELOITTE & TOUCHE LLP TO BE THE FUND'S INDEPENDENT ACCOUNTANTS.

PricewaterhouseCoopers LLP, located at 200 East Randolph Drive, Chicago, IL 60601 ("PWC"), ceased being the Fund's independent accountants effective May 18, 2000. The cessation of the client-auditor relationship between the Fund and PWC was based solely on a possible future business relationship by PWC with an affiliate of the Fund's investment adviser.

456, 556, 656                                                 --------------
MSHY ANR 08/00                                               |  PRESORTED   |
                                                             |   STANDARD   |
VAN KAMPEN FUNDS INC.                                        | U.S. Postage |
1 Parkview Plaza                                             |     PAID     |
P.O. Box 5555                                                |  VAN KAMPEN  |
Oakbroak Terrace, Illinois 60181-5555                        |     FUNDS    |
                                                              --------------

                                  VAN KAMPEN
                                 INTERNATIONAL
                                  MAGNUM FUND

                                 ANNUAL REPORT
                                 JUNE 30, 2000



                                  VAN KAMPEN
                                   F U N D S

                           TABLE OF CONTENTS

                                    OVERVIEW
                      LETTER TO SHAREHOLDERS     1
                           ECONOMIC SNAPSHOT     2

                         PERFORMANCE SUMMARY
                           RETURN HIGHLIGHTS     4          IT IS TIMES
              GROWTH OF A $10,000 INVESTMENT     5
                                                            LIKE THESE
                       PORTFOLIO AT A GLANCE
                            TOP TEN HOLDINGS     6          WHEN MONEY-
                          TOP FIVE COUNTRIES     6
            Q&A WITH YOUR PORTFOLIO MANAGERS     7          MANAGEMENT
                           GLOSSARY OF TERMS    10
                                                            EXPERIENCE
                             BY THE NUMBERS
                     YOUR FUND'S INVESTMENTS    11          MAY MAKE
                        FINANCIAL STATEMENTS    20
               NOTES TO FINANCIAL STATEMENTS    26          A DIFFERENCE.
              REPORT OF INDEPENDENT AUDITORS    35

                            VAN KAMPEN FUNDS
       FUND OFFICERS AND IMPORTANT ADDRESSES    36
                RESULTS OF SHAREHOLDER VOTES    37

               ----------------------------------------------------
               NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.
               ----------------------------------------------------

ECONOMIC SNAPSHOT

ECONOMIC GROWTH

BEGINNING IN THE SECOND QUARTER OF 2000, EVIDENCE OF SLOWER ECONOMIC GROWTH IN THE UNITED STATES EMERGED. HOWEVER, ANALYSTS BELIEVE IT MAY HAVE BEEN PREMATURE TO ASSUME THAT THE U.S. ECONOMY HAS SLOWED TO A SUSTAINABLE, NONINFLATIONARY PACE, WITH THE GROSS DOMESTIC PRODUCT
(GDP), A MEASURE OF ECONOMIC GROWTH, UP 5.2 PERCENT ANNUALIZED IN THE SECOND QUARTER OF 2000.

CONSUMER SPENDING AND EMPLOYMENT

CONSUMER SPENDING REMAINED THE MAIN ENGINE OF GROWTH BEHIND THE U.S. ECONOMY. LIVING STANDARDS AND SPENDING HABITS WERE BOOSTED BY STRONG GAINS IN REAL INCOME, AND INDIVIDUAL WEALTH INCREASED SUBSTANTIALLY, PRIMARILY DUE TO A BUOYANT STOCK MARKET. NONETHELESS, DATA RELEASED IN THE SECOND QUARTER OF 2000 REFLECTED A MINOR DECREASE IN THE SPENDING OF INDIVIDUALS. IN JUNE, THE CONSUMER PRICE INDEX (CPI), THE LEADING INFLATION INDICATOR, ROSE HIGHER THAN EXPECTED--0.6 PERCENT MORE THAN THE PREVIOUS MONTH. THAT HEIGHTENED CONCERNS ABOUT INFLATION, AND THE PROSPECT OF ADDITIONAL FEDERAL RESERVE BOARD INTEREST-RATE INCREASES.

THE U.S. LABOR MARKET WAS STILL ROBUST DURING THIS TIME, AND JOB INSECURITY CONTINUED TO DECLINE. SOLID EMPLOYMENT GROWTH WAS ACCOMPANIED BY UNUSUALLY LARGE GAINS IN PRODUCTIVITY, WHICH LIMITED THE RISE IN UNIT LABOR COSTS ACROSS THE WHOLE ECONOMY. GIVEN THE HIGH EMPLOYMENT NUMBERS AND STRONG LEVELS OF PRODUCTIVITY, ANALYSTS BELIEVE AN INCREASE IN INTEREST RATES TO WARD OFF INFLATION AND FURTHER SLOW THE ECONOMY IS POSSIBLE.

INTEREST RATES AND INFLATION

DURING THE PAST FEW MONTHS, PERSISTENT STRENGTH IN CONSUMER SPENDING ACCOMPANIED BY A VERY TIGHT LABOR MARKET, RESULTED IN SOME INFLATION. THE CPI REACHED A LEVEL OF 2.7 PERCENT IN JANUARY 2000 AND 3.7 PERCENT IN JUNE 2000, CLEARLY DEMONSTRATING SIGNS OF INFLATION.

SINCE JUNE 1999, THE FEDERAL RESERVE HAS INCREASED THE FEDERAL FUNDS RATE SIX TIMES BY A TOTAL OF 175 BASIS POINTS TO LOWER ECONOMIC GROWTH AND DECREASE ANY FUTURE FEARS OF INFLATION. THESE INCREASES IN INTEREST RATES HELPED SLOW THE INTEREST-SENSITIVE AUTO AND HOUSING MARKETS.

MANY OBSERVERS BELIEVE INTEREST RATES COULD BE LIFTED FURTHER IN COMING MONTHS. WHILE MARKETS HAVE EXPERIENCED MUCH SHORT-TERM VOLATILITY, THE MARKET'S OUTLOOK COULD IMPROVE ONCE INTEREST-RATE HIKES CEASE.

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(JUNE 30, 1998 - JUNE 30, 2000)

         Jun-98                      2.1%
         Sep-98                      3.8%
         Dec-98                      5.9%
         Mar-99                      3.5%
         Jun-99                      2.5%
         Sep-99                      5.7%
         Dec-99                      8.3%
         Mar-00                      4.8%
         Jun-00                      5.2%


SOURCE: BUREAU OF ECONOMIC ANALYSIS


INTEREST RATES AND INFLATION
(JUNE 30, 1998 - JUNE 30, 2000)

                               INTEREST RATES            INFLATION
                               --------------            ---------
         Jun-98                    5.500                    1.70
         Jul-98                    5.500                    1.70
         Aug-98                    5.500                    1.60
         Sep-98                    5.250                    1.50
         Oct-98                    5.000                    1.50
         Nov-98                    4.750                    1.50
         Dec-98                    4.750                    1.60
         Jan-99                    4.750                    1.70
         Feb-99                    4.750                    1.60
         Mar-99                    4.750                    1.70
         Apr-99                    4.750                    2.30
         May-99                    4.750                    2.10
         Jun-99                    5.000                    2.00
         Jul-99                    5.000                    2.10
         Aug-99                    5.250                    2.30
         Sep-99                    5.250                    2.60
         Oct-99                    5.250                    2.60
         Nov-99                    5.500                    2.60
         Dec-99                    5.500                    2.70
         Jan-00                    5.500                    2.70
         Feb-00                    5.750                    3.20
         Mar-00                    6.000                    3.70
         Apr-00                    6.000                    3.00
         May-00                    6.500                    3.10
         Jun-00                    6.500                    3.70


INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENT CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

PERFORMANCE SUMMARY
RETURN HIGHLIGHTS
(AS OF JUNE 30, 2000)


                                        A SHARES       B SHARES      C SHARES
                                        --------       --------      --------

One-year total return based on NAV(1)    14.81%         14.12%        14.13%
One-year total return(2)                  8.19%          9.12%        13.13%
Life-of-Fund average annual
  total return(2)                         6.76%          7.07%         7.57%
Commencement date                        7/1/96         7/1/96        7/1/96


--------
(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER.

(2) STANDARDIZED TOTAL RETURN. ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE.

     SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE WITH MARKET CONDITIONS.

     BECAUSE THE PRICES OF COMMON STOCKS AND OTHER SECURITIES FLUCTUATE, THE VALUE OF AN INVESTMENT IN THE FUND WILL VARY UPON THE FUND'S INVESTMENT PERFORMANCE. FOREIGN SECURITIES MAY MAGNIFY VOLATILITY DUE TO CHANGES IN FOREIGN EXCHANGE RATES, THE POLITICAL AND ECONOMIC UNCERTAINTIES IN FOREIGN COUNTRIES, AND THE POTENTIAL LACK OF LIQUIDITY, GOVERNMENT SUPERVISION, AND REGULATION.

     MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO
     PASS.

GROWTH OF A $10,000 INVESTMENT
(JULY 1, 1996 - JUNE 30, 2000)

                                                   MSCI EAFE Index IS AN
                                                   UNMANAGED INDEX OF
                                                   COMMON STOCKS FROM
                                                   EUROPE, AUSTRALASIA,
              INTERNATIONAL MAGNUM FUND            AND THE FAR EAST
7/96                   $ 9,500                           $10,000
6/97                   $11,173                           $11,284
6/98                   $11,977                           $11,613
6/99                   $11,339                           $12,498
6/00                   $12,238                           $14,643

Fund's Total Return
1 Year Total Return                     8.19%
Inception Avg. Annual                   6.76%

THIS CHART COMPARES YOUR
FUND'S PERFORMANCE TO THAT
OF THE MSCI EAFE INDEX
OVER TIME.

THIS IS AN UNMANAGED BROAD-BASED, STATISTICAL COMPOSITE THAT DOES NOT INCLUDE ANY COMMISSIONS OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER THE PERFORMANCE OF THIS INDEX. THE HISTORICAL PERFORMANCE OF THE INDEX IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY; IT IS NOT MEANT TO FORECAST, IMPLY, OR GUARANTEE THE FUTURE PERFORMANCE OF ANY INVESTMENT VEHICLE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

THE ABOVE CHART REFLECTS THE PERFORMANCE OF CLASS A SHARES OF THE FUND. THE PERFORMANCE OF CLASS A SHARES WILL DIFFER FROM THAT OF OTHER SHARE CLASSES OF THE FUND BECAUSE OF THE DIFFERENCE IN SALES CHARGES AND/OR EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT SHARE CLASSES. THE FUND'S PERFORMANCE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS, AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES).

WHILE PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THE ABOVE INFORMATION PROVIDES A BROADER VANTAGE POINT FROM WHICH TO EVALUATE THE DISCUSSION OF THE FUND'S PERFORMANCE FOUND IN THE FOLLOWING PAGES.

PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS*
(AS A PERCENTAGE OF NET ASSETS--JUNE 30, 2000)

 1. VODAFONE AIRTOUCH                   2.4%
     Operates wireless communications networks in the United Kingdom and the United States.


 2. AVENTIS (FORMERLY
     RHONE-POULENC)                    1.9%
     Develops chemicals, pharmaceuticals, and other products.


 3. NESTLE                              1.8%
     Produces food and cosmetics, including name brands Nestea, Nestle, and L'Oreal.


 4. TOTAL FINA ELF                      1.7%
     Explores for and produces oil and natural gas worldwide.


 5. KONINKLIJKE PHILIPS ELECTRONICS     1.5%
     Makes televisions, audio equipment,
     phones, and other electronic devices.


 6. CIE FINANCIERE RICHEMONT            1.2%
     Markets luxury goods, including brands such as Cartier jewelry, Piaget watches, and Montblanc pens.


 7. RECKITT BENCKISER                   1.2%
     Manufactures household, pharmaceutical, and food products.


 8. BRITISH TELECOM                     1.2%
     Provides telephone and Internet services to the United Kingdom.


 9. NEC                                 1.2%
     Manufactures semiconductors, computers, and other industrial and commercial electronic equipment.


10. PRUDENTIAL                          1.1%
     Provides insurance and banking services in the United Kingdom, China, and the United States.

* EXCLUDES SHORT-TERM INVESTMENT


TOP FIVE COUNTRIES
(AS A PERCENTAGE OF NET ASSETS)

[CHART]

                             June 30, 2000     June 30, 1999
Japan                           28.1%              24.9%
United Kingdom                  23.1%              19.7%
France                           9.0%              10.3%
Switzerland                      6.1%               8.6%
Netherlands                      4.7%               4.2%

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN INTERNATIONAL MAGNUM FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED JUNE 30, 2000. THE TEAM IS LED BY FRANCINE J. BOVICH, SENIOR PORTFOLIO MANAGER, MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT, WHO HAS MANAGED THE FUND SINCE 1999 AND HAS WORKED IN THE INVESTMENT INDUSTRY FOR OVER 20 YEARS. THE FOLLOWING DISCUSSION REFLECTS HER VIEWS ON THE FUND'S PERFORMANCE.

Q HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT IN WHICH THE FUND OPERATED, AND HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?

A    During the past 12 months, the most important factor that
impacted the market was the attention given to international stocks in general and technology stocks in particular. Stocks in the MSCI EAFE Index (Morgan Stanley Capital International--Europe, Australasia, and the Far East) returned
17.16 percent during the reporting period. Within the index, telecommunications stocks were up 26.8 percent and information technology stocks were up 97.8 percent for the reporting period. These favorable results meant that investing in those sectors was critical for the fund's positive performance.

     In fact, market sectors became increasingly more important than a stock's country of origin as the global economy continued to grow, bringing down trade barriers and increasing competition worldwide. Nowhere was this more prevalent than in the TMT (technology, media, and telecommunications) sector. The fund's small position in what we believed to be an overpriced TMT sector in late 1999 was the biggest detractor to fund performance during the reporting period.

     For the 12-month period ended June 30, 2000, the fund achieved a total return of 14.81 percent (CLASS A SHARES AT NET ASSET VALUE; IF THE MAXIMUM SALES CHARGE OF 5.75 PERCENT WERE INCLUDED, THE RETURN WOULD HAVE BEEN LOWER). AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. BY COMPARISON, THE MSCI EAFE INDEX GENERATED A TOTAL RETURN OF 16.71 PERCENT FOR THE SAME PERIOD. THIS BROAD-BASED, UNMANAGED INDEX IS COMPOSED OF SECURITIES ON THE STOCK EXCHANGES OF EUROPE, AUSTRALASIA, NEW ZEALAND, AND THE FAR EAST AND ASSUMES REINVESTMENT OF DIVIDENDS. THIS INDEX DOES NOT REFLECT ANY COMMISSIONS OR SALES CHARGES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH CHARGES WOULD LOWER THE PERFORMANCE OF THE INDEX. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Q    WHAT STRATEGIES DID YOU PURSUE FOR THE FUND IN THIS ENVIRONMENT?

A    In mid-1999, the fund was heavily positioned in consumer staples and banking, with a small position in TMT. Much of the fund's technology position was concentrated in Japanese securities, where stock selections such as NEC and Toshiba (both manufacturers of electronic products) helped fund performance. Because we believed that the economic recovery in Japan would lead to higher levels of consumer demand and spending, we increased the fund's position in domestic consumer-related companies.

     As the importance of sector selection grew in the marketplace, our investment strategy was to make adjustments accordingly. Therefore, in February 2000, we added a group of analysts to the fund's management team who specialize in the higher-growth areas of the market, including the TMT sector. These analysts led us to increase the fund's investments in TMT stocks, but we still maintained a small weighting in this sector relative to the fund's benchmark, the MSCI EAFE index. Finally, we trimmed the fund's small-cap investments in Europe when those securities began to represent a disproportionate amount of the portfolio relative to their value.

     In March and April, our cautious position helped the fund significantly as investors sold out of the pricey TMT sector--largely the Internet-related stocks--and the fund's performance was much improved during the last four months of the reporting period.

     The fund's position in TMT was offset by a large position in consumer staples, including Nestle and Danone (manufacturer of consumer brands Dannon and Evian), which performed well during the spring of 2000 when TMT stocks fell from favor. In turn, this performance helped compensate for the opportunities that the fund missed by holding a significantly smaller position in the TMT sector when it was dominating the markets earlier in the period.

     Finally, of the few TMT stocks the fund did hold, several Japanese holdings such as NTT and Toshiba Corporation were major contributors to the fund's performance for the period. The Japanese securities generally weren't as highly priced by the market as TMT stocks from other regions, and these stocks performed well as Japan rebounded and the TMT sector exploded. Of course, past performance is no guarantee of future results, and not all of the stocks in the fund performed as favorably, nor is there any guarantee that any of the stocks mentioned above will continue to perform as well or will be held by the fund in the future. For additional fund highlights, please refer to page 6.

Q    WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

A    The fund has never been in a better position to respond to the events of the marketplace, thanks to the flexibility and experience provided by its expanded management team.

     As the U.S. economy starts to slow, the European economy will likely become the lead engine for world growth--a position that the United States has held for years. However, the single most important factor in the next several months will be whether the Fed is able to engineer a slowdown of the U.S. economy while avoiding a recession. The questions remain: What will the Fed do with interest rates to bring the U.S. economy back to more sustainable levels of growth? How will the U.S. economy respond, and how will consumer spending be affected? Finally, how will foreign markets respond to future Fed actions, or the lack thereof?

     As the U.S. economy slows, we anticipate that the U.S. dollar will weaken, which will result in a decline in the number of international investors who want to own U.S. investments. As this happens, the Euro could start to climb, which in turn should increase returns for investors with European holdings. We will be watching world markets carefully to see how investors react as the United States may no longer be the first choice for global investment.

     In Asia, investors are concerned about the yen, which has depreciated significantly, and some investors believe that Asian governments won't allow the yen to depreciate much more. If the yen holds steady or appreciates relative to a declining U.S. dollar, this could open another avenue for investors seeking opportunities outside of the United States. Although the non-Japan Asian countries are not our first choice for investments due to what we believe are high valuations and risk levels, we do believe that they are well positioned to take advantage of U.S. rate increases, because most of these countries have relatively strong current-account balances and low debt.

     Overall, we believe that international markets are well positioned relative to the U.S. market, and that overseas investments may outperform their U.S. counterparts in the near term, which could be positive for this internationally invested fund.

GLOSSARY OF TERMS               A HELPFUL GUIDE TO SOME OF THE COMMON
                                TERMS YOU'RE LIKELY TO SEE IN THIS REPORT
                                AND OTHER FINANCIAL PUBLICATIONS.

CLASS A SHARES: A division of mutual fund shares, which are generally divided into three groupings, called Class A, Class B, and Class C shares. The specific features of each are dependent on varying fees and sales charges. In most cases, Class A shares will have no redemption fee (contingent deferred sales charge).

DIVIDEND: A distribution of earnings. Dividends may be in the form of cash, stock, or property. The board of directors must declare all dividends.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

PORTFOLIO: A collection of securities owned by an individual or an institution that may include stocks, bonds, and/or money-market securities.

SALES CHARGE: Also referred to as the load, this is a fee paid by a buyer to acquire shares in a mutual fund or a limited partnership.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

                                BY THE NUMBERS

YOUR FUND'S INVESTMENTS             THE FOLLOWING PAGES DETAIL YOUR FUND'S
JUNE 30, 2000                       PORTFOLIO OF INVESTMENTS AT THE END OF THE
                                    REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                SHARES           VALUE

COMMON STOCKS 90.4%
AUSTRALIA  1.9%
AMP Ltd. ................................................    6,750        $  68,534
Brambles Industries Ltd. ................................    3,500          107,312
Broken Hill Proprietary Co., Ltd. .......................   15,800          186,372
Commonwealth Bank of Australia ..........................   14,500          239,799
CSL Ltd. ................................................    3,000           59,190
Fosters Brewing Group Ltd. ..............................   57,100          160,284
Lend Lease Corp., Ltd. ..................................    8,350          106,264
Macquarie Corporate Telecommunications Holdings Ltd. (a)    68,200           83,502
National Australia Bank Ltd. ............................   18,350          305,749
News Corp., Ltd. ........................................   31,740          436,005
Normandy Mining Ltd. ....................................  142,200           76,436
Qantas Airways Ltd. .....................................   29,200           58,946
Rio Tinto Ltd. ..........................................   11,750          193,822
Solution 6 Holdings Ltd. (a) ............................   48,450           94,045
Telstra Corp., Ltd. .....................................   50,500          204,492
Westpac Banking Corp., Ltd. .............................   29,700          213,747
                                                                         ----------
                                                                          2,594,499
                                                                         ----------

BELGIUM  0.2%
Mobistar S.A. (a) .......................................    7,770          257,681
                                                                         ----------
DENMARK  0.1%
Tele Danmark A/S ........................................    2,285          153,636
                                                                         ----------
FINLAND  1.3%
Nokia Oyj ...............................................   27,760        1,415,219
Sampo Insurance Co., Ltd. 'A' ...........................    7,245          293,686
                                                                         ----------
                                                                          1,708,905
                                                                         ----------
FRANCE  9.0%
Alcatel .................................................   22,690        1,486,783
Aventis S.A. ............................................   33,981        2,477,822
AXA .....................................................    7,397        1,164,115
BNP Paribus .............................................    9,310          895,090
Castorama Dubois Investissement S.A. ....................      970          239,623
CNP Assurances ..........................................   22,490          765,798
Groupe Danone (a) .......................................    5,460          723,875
Michelin (C.G.D.E.) 'B' (Registered) ....................    9,860          316,084
Pernod-Ricard ...........................................    8,010          435,476
Sanofi-Synthelabo S.A. ..................................    4,400          209,416

SEE NOTES TO FINANCIAL STATEMENTS.    11

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                            MARKET
DESCRIPTION                                                SHARES            VALUE
FRANCE (CONTINUED)
Schneider Electric S.A. .................................    9,960       $  693,487
Societe Television Francaise 1 (a) ......................    1,660          115,581
Thomson Multimedia (a) ..................................    3,250          210,169
Total Fina Elf S.A. 'B' .................................   15,113        2,315,009
                                                                        -----------
                                                                         12,048,328
                                                                        -----------
GERMANY  3.2%
Adidas-Salomon AG .......................................    5,320          292,274
BASF AG .................................................    7,225          292,875
Bayer AG ................................................    3,659          139,947
Bayerische Hypo-und Vereinsbank AG ......................    9,772          638,455
Bayerische Motoren Werke AG .............................    9,320          283,572
Deutsche Telekom AG .....................................   19,839        1,142,913
SAP AG ..................................................    3,850          581,664
Schering AG .............................................    4,860          264,453
Siemens AG ..............................................    3,440          514,471
Software AG .............................................    2,050          186,730
                                                                        -----------
                                                                          4,337,354
                                                                        -----------

HONG KONG  1.9%
Asia Satellite Telecommunications Holdings Ltd. .........   41,400          141,532
Cable & Wireless HKT Ltd. ...............................   94,000          206,799
Cathay Pacific Airways Ltd. .............................   52,700           97,686
Cheung Kong Holdings Ltd. ...............................   15,100          167,068
China Telecom Ltd. (a) ..................................   49,100          433,022
Hong Kong & China Gas Co., Ltd. .........................   98,000          109,999
HSBC Holdings plc .......................................   13,300          151,844
Hutchison Whampoa Ltd. ..................................   45,870          576,648
Li & Fung Ltd. ..........................................   57,200          286,165
SmarTone Telecommunications Holdings Ltd. ...............   22,400           49,567
Sun Hung Kai Properties Ltd. ............................   22,700          163,068
Swire Pacific Ltd. 'A' ..................................    9,000           52,646
Television Broadcasts Ltd. ..............................   15,000          100,058
                                                                        -----------
                                                                          2,536,102
                                                                        -----------

ITALY  2.6%
Banca Popolare di Bergamo S.p.A. ........................   28,940          534,944
ENI S.p.A. ..............................................  120,180          693,496
Marzotto (Gaetano) S.p.A. ...............................    9,970           81,305
Mediaset S.p.A ..........................................   18,100          276,220
Telecom Italia Mobile S.p.A .............................   31,500          321,478
Telecom Italia S.p.A. ...................................   82,090        1,127,481
UniCredito Italiano S.p.A. ..............................   83,660          399,772
                                                                        -----------
                                                                          3,434,696
                                                                        -----------

                                    12     SEE NOTES TO FINANCIAL STATEMENTS.

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                           MARKET
DESCRIPTION                                                SHARES           VALUE

JAPAN  28.1%
Aiwa Co., Ltd. ..........................................   14,000       $  223,958
Amada Co., Ltd. .........................................   62,000          525,696
Bank of Tokyo-Mitsubishi Ltd. ...........................    9,000          108,616
Canon, Inc. .............................................   25,000        1,243,582
Casio Computer Co., Ltd. ................................   48,000          538,132
Dai Nippon Printing Co., Ltd. ...........................   35,000          616,280
Daicel Chemical Industries Ltd. .........................   92,000          296,425
Daifuku Co., Ltd. .......................................   51,000          565,038
Daikin Industries Ltd. ..................................   44,000        1,021,810
FamilyMart Co., Ltd. ....................................   12,300          472,787
Fuji Machine Manufacturing Co. ..........................   13,700          718,913
Fuji Photo Film Co. .....................................   26,000        1,063,074
Fujitec Co., Ltd. .......................................   29,000          252,174
Fujitsu Ltd. ............................................   42,000        1,452,165
Furukawa Electric Co., Ltd. .............................   24,000          500,824
Hitachi Credit Corp. ....................................   31,300          846,305
Hitachi Ltd. ............................................   87,000        1,254,039
House Foods Corp. .......................................   11,000          169,956
Kaneka Corp. ............................................   65,000          715,860
Kurita Water Industries Ltd. ............................   26,000          571,953
Kyocera Corp. ...........................................    5,800          983,014
Kyudenko Co., Ltd. ......................................   25,000           75,133
Lintec Corp. ............................................   38,000          395,591
Matsushita Electric Industrial Co., Ltd. ................   44,000        1,139,950
Minebea Co., Ltd. .......................................   46,000          576,381
Mitsubishi Chemical Corp. ...............................   96,000          393,424
Mitsubishi Estate Co., Ltd. .............................   30,000          352,725
Mitsubishi Heavy Industries Ltd. ........................  136,000          602,195
Mitsubishi Logistics Corp. ..............................   10,000           90,442
Mitsumi Electric Co., Ltd. ..............................   26,000          955,297
NEC Corp. ...............................................   50,000        1,568,609
Nifco, Inc. .............................................   31,000          395,440
Nintendo Co., Ltd. ......................................    7,800        1,360,931
Nippon Meat Packers, Inc. ...............................   23,000          335,861
Nissan Motor Co., Ltd. ..................................   95,000          559,376
Nissei Sangyo Co., Ltd. .................................   13,000          189,835
Nissha Printing Co., Ltd. ...............................   20,000          138,113
NTT Corp. ...............................................       87        1,155,683
Ono Pharmaceutical Co., Ltd. ............................   17,000          728,720
Ricoh Co., Ltd. .........................................   55,000        1,163,267
Rinnai Corp. ............................................   13,900          309,704
Rohm Co. ................................................    3,000          876,160
Ryosan Co. ..............................................   15,000          339,159
Sangetsu Co., Ltd. ......................................    9,000          148,382

SEE NOTES TO FINANCIAL STATEMENTS.    13

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                           MARKET
DESCRIPTION                                                SHARES           VALUE
JAPAN (CONTINUED)
Sankyo Co., Ltd. ........................................   30,000      $   676,904
Sanwa Shutter Corp. .....................................   55,000          178,247
Sekisui Chemical Co. ....................................   61,000          234,472
Sekisui House Ltd. ......................................   55,000          508,314
Shin-Etsu Polymer Co., Ltd. .............................   51,000          421,857
Sony Corp. ..............................................   14,200        1,324,415
Suzuki Motor Co., Ltd. ..................................   42,000          541,297
TDK Corp. ...............................................    9,000        1,292,195
Tokyo Electric Power Co. ................................   15,000          365,302
Toshiba Corp. ...........................................  119,000        1,341,966
Toyota Motor Corp. ......................................   16,000          728,061
Tsubakimoto Chain Co. ...................................   76,000          386,641
Yamaha Corp. ............................................   36,000          393,085
Yamanouchi Pharmaceutical Co., Ltd. .....................   20,000        1,090,960
                                                                        -----------
                                                                         37,474,695
                                                                        -----------
NETHERLANDS  4.7%
ABN Amro Holding N.V. ...................................    9,830          240,584
Akzo Nobel N.V. .........................................   15,965          677,619
ASM Lithography Holding N.V. (a) ........................    4,040          173,478
Buhrmann N.V. ...........................................   11,055          315,800
Fortis (NL) N.V. ........................................    9,470          275,400
Getronics N.V. ..........................................   13,660          210,416
Heineken N.V. ...........................................    3,450          209,776
ING Groep N.V. ..........................................   12,502          844,246
Koninklijke (Royal) Philips Electronics N.V. ............   42,350        1,995,431
Koninklijke KPN N.V. (a) ................................    8,280          369,996
Laurus N.V. .............................................   28,610          342,466
Royal Dutch Petroleum Co. ...............................    7,620          473,143
United Pan-Europe Communications N.V. 'A' (a) ...........    6,700          175,034
                                                                        -----------
                                                                          6,303,389
                                                                        -----------
NEW ZEALAND  0.1%
Telecom Corp. of New Zealand Ltd. .......................   28,500           99,612
                                                                        -----------

PORTUGAL  0.4%
Banco Comercial Portugues S.A. (Registered) .............   48,650          252,893
Telecel-Comunicacaoes Pessoais S.A. (a) .................   18,570          281,621
                                                                        -----------
                                                                            534,514
                                                                        -----------
SINGAPORE  1.4%
Chartered Semiconductor Manufacturing Ltd. (a) ..........   12,000          104,892
Chartered Semiconductor Manufacturing Ltd. ADR (a) ......      300           27,000
City Developments Ltd. ..................................   21,900           84,938
DBS Group Holdings Ltd. .................................   26,564          341,372
Keppel Corp. Ltd. .......................................   23,000           49,795


                                     14     SEE NOTES TO FINANCIAL STATEMENTS.

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                            MARKET
DESCRIPTION                                                SHARES            VALUE
SINGAPORE (CONTINUED)
NatSteel Electronics Ltd. ...............................   21,000        $  64,428
Neptune Orient Lines Ltd. (a) ...........................   59,000           54,645
Oversea-Chinese Banking Corp., Ltd. (Foreign) ...........   15,800          108,839
Overseas Union Bank Ltd. (Foreign) ......................   11,124           43,144
Sembcorp Logistics Ltd. .................................   20,000          112,301
Singapore Airlines Ltd. (Foreign) .......................   12,000          118,784
Singapore Press Holdings Ltd. ...........................   12,000          187,554
Singapore Telecommunications Ltd. .......................   69,000          101,054
ST Assembly Test Services Ltd. (a) ......................   37,000           95,097
United Overseas Bank Ltd. (Foreign) .....................   18,896          123,603
Venture Manufacturing Ltd. ..............................   20,000          203,763
                                                                        -----------
                                                                          1,821,209
                                                                        -----------
SPAIN  2.2%
Amadeus Global Travel Distribution S.A. 'A' (a) .........   27,490          313,328
Banco Bilbao Vizcaya S.A. ...............................   32,290          481,991
Banco Popular Espanol S.A. ..............................    9,470          292,652
Endesa S.A. .............................................   23,440          453,624
Telefonica Publicidad e Informacion S.A. (a) ............    4,470           42,165
Telefonica S.A. (a) .....................................   62,553        1,342,416
                                                                        -----------
                                                                          2,926,176
                                                                        -----------

SWEDEN  4.1%
Assa Abloy AB 'B' .......................................   26,914          539,622
Autoliv, Inc. SDR .......................................   17,500          428,183
Ericsson LM AB 'B' ......................................   42,980          849,571
ForeningsSparbanken AB 'A' ..............................   24,230          354,063
Nordic Baltic Holding AB  ...............................  138,587        1,043,955
Scandic Hotels AB .......................................   22,260          267,281
Securitas AB 'B' ........................................   32,310          684,410
Skandia Forsakrings AB (a) ..............................    7,400          195,310
Svedala Industri AB .....................................   19,830          377,372
Svenska Cellulosa Free AB 'B' ...........................   11,720          222,372
Svenska Handelsbanken 'A' ...............................   32,740          474,708
Tele1 Europe Holding AB (a) .............................    4,350           53,217
                                                                        -----------
                                                                          5,490,064
                                                                        -----------
SWITZERLAND  6.1%
Adecco S.A. (Registered) ................................      450          381,912
Cie Financiere Richemont AG 'A' .........................      605        1,628,177
Givaudan (Registered) (a) ...............................      436          132,554
Holderbank Financiere Glarus AG 'B' (Bearer) ............      476          582,940
Nestle S.A. (Registered) ................................    1,215        2,429,107
Novartis AG (Registered) ................................      680        1,075,941
Roche Holding AG (Registered) ...........................       46          447,297

SEE NOTES TO FINANCIAL STATEMENTS.    15

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                           MARKET
DESCRIPTION                                                SHARES           VALUE
SWITZERLAND (CONTINUED)
Schindler Holding AG (Registered) .......................      224      $   342,906
UBS AG (Registered) .....................................    7,370        1,078,581
                                                                        -----------
                                                                          8,099,415
                                                                        -----------
UNITED KINGDOM  23.1%
Allied Domecq plc .......................................  247,800        1,311,964
Allied Zurich plc .......................................   29,300          346,377
AstraZeneca Group plc ...................................   16,185          755,302
AstraZeneca Group plc ...................................   14,370          667,388
BAA plc .................................................   42,900          343,942
BAE SYSTEMS plc .........................................   60,700          378,302
Bank of Scotland ........................................   30,903          293,805
Barclays plc ............................................   42,400        1,053,795
BBA Group plc ...........................................   40,100          262,655
BG Group plc ............................................   94,958          613,355
Blue Circle Industries plc ..............................   60,300          389,035
BOC Group plc ...........................................   23,950          344,177
BP Amoco plc ............................................   77,700          745,183
British American Tobacco plc ............................   72,000          480,312
British Telecom plc .....................................  124,000        1,601,888
Cadbury Schweppes plc ...................................  109,200          716,910
Capital Radio plc .......................................    3,500           81,799
Centrica plc ............................................   74,440          248,295
Diageo plc ..............................................  112,337        1,007,697
Egg plc (a) .............................................   63,300          164,697
EMAP plc ................................................   12,100          194,568
GKN plc .................................................   20,200          257,591
Glaxo Wellcome plc ......................................   50,900        1,483,720
Granada Group plc .......................................  119,400        1,192,067
Great Universal Stores plc ..............................   89,020          572,307
Halma plc ...............................................   93,300          143,958
Imperial Tobacco Group plc ..............................   83,600          800,502
Kingfisher plc ..........................................   19,200          174,699
Lloyds TSB Group plc ....................................   30,100          284,121
Marconi plc .............................................   36,900          480,040
Prudential Corp. plc ....................................  102,100        1,495,043
Reckitt Benckiser plc ...................................  144,629        1,618,973
Reed International plc ..................................   38,700          336,613
Rentokil Initial plc ....................................  126,200          286,354
RMC Group plc ...........................................   16,400          213,351
Rolls-Royce plc .........................................  139,700          495,555
Sainsbury (J) plc .......................................   26,700          121,167
Scottish & Southern Energy plc ..........................   61,100          560,101
Shell Transport & Trading Co. plc .......................  159,365        1,329,508


                                  16        SEE NOTES TO FINANCIAL STATEMENTS.

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                           MARKET
DESCRIPTION                                                SHARES           VALUE
UNITED KINGDOM (CONTINUED)
Smith & Nephew plc ......................................   34,444      $   127,132
SmithKline Beecham plc ..................................   47,000          614,988
Smiths Industries plc ...................................   22,700          295,309
SSL International plc ...................................   65,000          703,027
Telewest Communications plc (a) .........................   82,834          285,691
Tesco plc ...............................................   80,300          249,620
Vodafone AirTouch plc ...................................  792,338        3,200,179
Wolseley plc ............................................   49,600          266,356
Woolwich plc ............................................   51,100          216,244
WPP Group plc ...........................................   74,000        1,080,218
                                                                        -----------
                                                                         30,885,880
                                                                        -----------

TOTAL COMMON STOCKS
    (Cost $103,149,339) ..........................................      120,706,155
                                                                        -----------
PREFERRED STOCKS  1.3%
GERMANY  1.3%
Fresenius AG ............................................    3,085          706,486
Henkel KGaA .............................................   11,987          685,991
Hugo Boss AG ............................................    2,134          370,444
                                                                        -----------

TOTAL PREFERRED STOCKS
    (Cost $1,629,153) ............................................        1,762,921
                                                                        -----------

TOTAL LONG-TERM INVESTMENTS  91.7%
    (Cost $104,778,492) ..........................................      122,469,076
                                                                        -----------

SEE NOTES TO FINANCIAL STATEMENTS.    17

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                            PAR           MARKET
DESCRIPTION                                                VALUE           VALUE
SHORT-TERM INVESTMENT  7.9%
REPURCHASE AGREEMENT  7.9%

Chase Securities, Inc. 6.15%, dated                     $10,533,000
6/30/00, due 7/3/00, to be repurchased at $10,538,398,
collateralized by $11,760,000 U.S. Treasury Notes
4.75%, due 11/15/08, valued at $10,753,050
    (Cost $10,533,000) ..............................                  $ 10,533,000
                                                                       ------------


TOTAL INVESTMENTS IN SECURITIES  99.6%
    (Cost $115,311,492) ..........................................      133,002,076

FOREIGN CURRENCY  0.1%
    (Cost $78,492) ...............................................           78,444
                                                                       ------------

TOTAL INVESTMENTS  99.7%
    (Cost $115,389,984) ..........................................      133,080,520

OTHER ASSETS IN EXCESS OF LIABILITIES  0.3% ......................          426,328
                                                                       ------------

NET ASSETS (100%) ................................................     $133,506,848
                                                                       ------------
                                                                       ------------

(a) - NON-INCOME PRODUCING SECURITY

ADR - AMERICAN DEPOSITARY RECEIPT

SDR - SWEDISH DEPOSITARY RECEIPT

                                     18      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

             SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION

                                                                 PERCENT OF
         INDUSTRY                                VALUE           NET ASSETS
         Consumer Discretionary ...........  $ 20,334,678           15.2%
         Information Technology ...........    18,586,534           13.9
         Financials .......................    18,020,331           13.5
         Industrials ......................    13,594,940           10.2
         Consumer Staples .................    13,347,467           10.0
         Telecommunication Services .......    12,361,271            9.2
         Health Care ......................    12,088,747            9.1
         Materials ........................     6,228,093            4.6
         Energy ...........................     5,556,339            4.2
         Utilities ........................     2,350,676            1.8
                                             ------------           ----
                                             $122,469,076           91.7%
                                             ------------           ----
                                             ------------           ----

SEE NOTES TO FINANCIAL STATEMENTS     19

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
JUNE 30, 2000

ASSETS:
Investments at Value (Cost $115,311,492) ................................  $133,002,076
Foreign Currency (Cost $78,492) .........................................        78,444
Margin Deposit on Futures ...............................................     1,063,546
Receivable for:
  Fund Shares Sold ......................................................     1,814,379
  Investments Sold ......................................................       473,173
  Dividends .............................................................       203,582
  Foreign Withholding Tax Reclaim .......................................        62,476
  Interest ..............................................................         1,842
Net Unrealized Gain on Foreign Currency Exchange Contracts ..............        25,377
Other ...................................................................        10,141
                                                                           ------------
    Total Assets ........................................................   136,735,036
                                                                           ------------

LIABILITIES:
Payable for:
  Investments Purchased .................................................     1,873,449
  Fund Shares Redeemed ..................................................       635,771
  Bank Overdraft ........................................................       199,178
  Investment Advisory Fees ..............................................       112,966
  Distribution Fees .....................................................       103,573
  Variation Margin of Futures Contracts .................................        92,038
  Custody Fees ..........................................................        56,408
  Shareholder Reporting Expense .........................................        44,933
  Professional Fees .....................................................        33,662
  Directors' Fees and Expenses ..........................................        31,789
  Administrative Fees ...................................................        30,704
  Transfer Agent Fees ...................................................        12,521
Other ...................................................................         1,196
                                                                           ------------
    Total Liabilities ...................................................     3,228,188
                                                                           ------------
NET ASSETS ..............................................................  $133,506,848
                                                                           ------------
                                                                           ------------

NET ASSETS CONSIST OF:
Capital Stock at Par ($.001 par value, Shares Authorized 2,625,000,000)..  $      8,631
Paid in Capital in Excess of Par ........................................   116,238,154
Net Unrealized Appreciation on Investments,
  Foreign Currency Translations and Futures .............................    17,603,066
Accumulated Net Realized Gain ...........................................       163,162
Accumulated Net Investment Loss .........................................      (506,165)
                                                                           ------------
NET ASSETS ..............................................................  $133,506,848
                                                                           ------------
                                                                           ------------

  Class A Shares:
    Net Asset Value and Redemption Price Per Share (Based on Net Assets
    of $62,699,511 and 4,023,896 Shares Outstanding) ....................  $      15.58
                                                                           ------------
                                                                           ------------
    Maximum Sales Charge ................................................          5.75%
    Maximum Offering Price Per Share (Net Asset Value Per
    Share x 100/ (100% - maximum sales charge)) .........................   $     16.53
                                                                           ------------
                                                                           ------------

  Class B Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets
    of $55,572,512 and 3,619,532 Shares Outstanding)* ...................  $      15.35
                                                                           ------------
                                                                           ------------

  Class C Shares:
    Net Asset Value and Offering Price Per Share (Based on Net Assets
    of $15,234,825 and 987,453 Shares Outstanding)* .....................  $      15.43
                                                                           ------------
                                                                           ------------

* REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.

                                     20      SEE NOTES TO FINANCIAL STATEMENTS

Statement of Operations
YEAR ENDED JUNE 30, 2000

INVESTMENT INCOME:
Dividends ...............................................................  $  1,873,752
Interest ................................................................       408,240
Less Foreign Taxes Withheld .............................................      (106,022)
                                                                           ------------
    Total Income ........................................................     2,175,970
                                                                           ------------
EXPENSES:
Investment Advisory Fees ................................................       930,786
Distribution Fees (Attributed to Classes A, B and C of $124,816, $514,434
  and $149,447, respectively) ...........................................       788,697
Administrative Fees .....................................................       316,241
Shareholder Reports .....................................................       122,977
Custodian Fees ..........................................................       106,507
Transfer Agent Fees .....................................................        66,942
Professional Fees .......................................................        43,974
Filing and Registration Fees ............................................        37,789
Directors' Fees and Expenses ............................................        25,219
Amortization of Organizational Costs ....................................         6,890
Other ...................................................................         4,211
                                                                           ------------
    Total Expenses ......................................................     2,450,233
    Less Expense Reductions .............................................       (22,526)
                                                                           ------------
    Net Expenses ........................................................     2,427,707
                                                                           ------------
NET INVESTMENT LOSS .....................................................  $   (251,737)
                                                                           ------------
                                                                           ------------
NET REALIZED GAIN/LOSS ON:
Investments .............................................................  $  6,400,555
Foreign Currency Transactions ...........................................      (263,408)
Futures .................................................................       189,505
                                                                           ------------
Net Realized Gain .......................................................     6,326,652
                                                                           ------------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period ...............................................     8,067,691
                                                                           ------------
  End of the Period:
    Investments .........................................................    17,690,584
    Foreign Currency Translations .......................................        (5,139)
    Futures .............................................................       (82,379)
                                                                           ------------
                                                                             17,603,066
                                                                           ------------
Net Change in Unrealized Appreciation/Depreciation During the Period ....     9,535,375
                                                                           ------------
NET REALIZED GAIN/LOSS AND NET CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION .............................................   $15,862,027
                                                                           ------------
                                                                           ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................   $15,610,290
                                                                           ------------
                                                                           ------------

SEE NOTES TO FINANCIAL STATEMENTS     21

Statement of Changes in Net Assets
YEAR ENDED JUNE 30, 2000

                                                           YEAR ENDED       YEAR ENDED
                                                         JUNE 30, 2000     JUNE 30, 1999*
                                                         -------------     --------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Income/Loss ............................  $   (251,737)     $      6,000
Net Realized Gain/Loss ................................     6,326,652        (6,851,000)
Net Change in Unrealized Appreciation/Depreciation ....     9,535,375        (2,182,000)
                                                         ------------      ------------
Net Increase/Decrease in Net Assets
   Resulting from Operations ..........................    15,610,290        (9,027,000)
                                                         ------------      ------------
DISTRIBUTIONS:
Net Investment Income:
  Class A .............................................            --        (1,075,000)
  Class B .............................................            --          (551,000)
  Class C .............................................            --          (161,000)
In Excess of Net Investment Income:
  Class A .............................................            --           (14,000)
  Class B .............................................            --            (7,000)
  Class C .............................................            --            (2,000)
                                                         ------------      ------------
                                                                   --        (1,810,000)
                                                         ------------      ------------
IN EXCESS OF NET REALIZED GAIN:
  Class A .............................................            --          (709,000)
  Class B .............................................            --          (611,000)
  Class C .............................................            --          (179,000)
                                                         ------------      ------------
                                                                   --        (1,499,000)
                                                         ------------      ------------
Net Decrease in Net Assets Resulting from Distributions            --        (3,309,000)
                                                         ------------      ------------
CAPITAL SHARE TRANSACTIONS:
Subscribed ............................................   122,915,121        79,794,000
Distributions Reinvested ..............................            --         2,837,000
Redeemed ..............................................  (112,874,498)      (96,317,000)
                                                         ------------      ------------
Net Increase/Decrease in Net Assets Resulting from
  Capital Share Transactions ..........................    10,040,623       (13,686,000)
                                                         ------------      ------------
Total Increase/Decrease in Net Assets .................    25,650,913       (26,022,000)
NET ASSETS--Beginning of Period .......................   107,855,935       133,878,000
                                                         ------------      ------------
NET ASSETS--End of Period (Including accumulated/
  distributions in excess of net investment
  income/loss of $(506,165) and $(23,000),
  respectively) ....................................... $ 133,506,848      $107,856,000
                                                         ------------      ------------
                                                         ------------      ------------

* AMOUNTS ROUNDED TO THE NEAREST (000).

                                     22      SEE NOTES TO FINANCIAL STATEMENTS

                                      THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
Financial Highlights                  HIGHLIGHTS FOR ONE SHARE OF THE FUND
                                      OUTSTANDING THROUGHOUT THE
                                      PERIOD INDICATED.

                                               YEAR ENDED JUNE 30,
                                      -------------------------------------         JULY 1, 1996* TO
Class A Shares                        2000#           1999#        1998#             JUNE 30, 1997
                                      --------------------------------------------------------------
NET ASSET VALUE, BEGINNING
        OF PERIOD ..................  $   13.57       $  14.85     $  13.91           $   12.00
                                      ---------       --------     --------           ---------
INCOME FROM INVESTMENT OPERATIONS
        Net Investment Income ......       0.04           0.05         0.17                0.17
        Net Realized and
                Unrealized Gain/Loss       1.97          (0.91)        0.96                1.88
                                      ---------       --------     --------           ---------

Total From Investment Operations ...       2.01          (0.86)        1.13                2.05
                                      ---------       --------     --------           ---------
DISTRIBUTIONS
        Net Investment Income ......         --          (0.25)       (0.18)              (0.13)
        In Excess of Net Investment
                Income .............         --          (0.01)          --                  --
        Net Realized Gain ..........         --             --        (0.01)              (0.01)
        In Excess of Net Realized Gain       --          (0.16)          --                  --
                                      ---------       --------     --------           ---------
Total Distributions ................         --          (0.42)       (0.19)              (0.14)
                                      ---------       --------     --------           ---------
NET ASSET VALUE, END OF PERIOD .....  $   15.58       $  13.57     $  14.85           $   13.91
                                      ---------       --------     --------           ---------
                                      ---------       --------     --------           ---------
TOTAL RETURN (1) ...................      14.81%         (5.54%)       8.32%              17.30%**
                                      ---------       --------     --------           ---------
                                      ---------       --------     --------           ---------

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ..   $ 62,699        $45,573      $66,817            $ 21,961
Ratio of Expenses to Average
        Net Assets .................       1.65%          1.65%        1.65%               1.65%
Ratio of Net Investment Income
        to Average Net Assets ......       0.26%          0.37%        1.19%               1.39%
Portfolio Turnover Rate ............         66%            70%          35%                 22%**
--------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
        During the Period
        Per Share Benefit to
                Net Investment Income      $0.00+        $0.00+       $0.02               $0.11
Ratios Before Expense Reductions:
        Expenses to Average Net Assets      1.68%         1.71%        1.82%               2.50%
        Net Investment Income to
                Average Net Assets..        0.23%         0.33%        1.02%               0.52%
--------------------------------------------------------------------------------------------------

*    COMMENCEMENT OF OPERATIONS
**   NON-ANNUALIZED
+    AMOUNT IS LESS THAN $0.01 PER SHARE.
(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.
#    CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

SEE NOTES TO FINANCIAL STATEMENTS      23

                                      THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
Financial Highlights                  HIGHLIGHTS FOR ONE SHARE OF THE FUND
                                      OUTSTANDING THROUGHOUT THE
                                      PERIOD INDICATED.

                                                  YEAR ENDED JUNE 30,
                                         -------------------------------------         JULY 1, 1996* TO
CLASS B SHARES                           2000#           1999#        1998#             JUNE 30, 1997
                                         --------------------------------------------------------------

NET ASSET VALUE, BEGINNING
        OF PERIOD .....................  $   13.47       $  14.72     $  13.84         $   12.00
                                         ---------       --------     --------           ---------


INCOME FROM INVESTMENT OPERATIONS
        Net Investment Income/Loss ....      (0.08)         (0.04)        0.05              0.10
        Net Realized and
                Unrealized Gain/Loss ..       1.96          (0.90)        0.97              1.85
                                         ---------       --------     --------           ---------

Total From Investment Operations ......       1.88          (0.94)        1.02              1.95
                                         ---------       --------     --------           ---------

DISTRIBUTIONS
        Net Investment Income .........         --          (0.15)       (0.13)            (0.10)
        In Excess of Net Investment
                Income ................         --          (0.00)+         --                --
        Net Realized Gain .............         --             --        (0.01)            (0.01)
        In Excess of Net Realized Gain          --          (0.16)          --                --
                                         ---------       --------     --------           ---------
Total Distributions ...................         --          (0.31)       (0.14)            (0.11)
                                         ---------       --------     --------           ---------
NET ASSET VALUE, END OF PERIOD ........  $   15.35       $  13.47     $  14.72         $   13.84
                                         ---------       --------     --------           ---------
                                         ---------       --------     --------           ---------
TOTAL RETURN (1) ......................      14.12%         (6.28%)       7.55%            16.40%**
                                         ---------       --------     --------           ---------
                                         ---------       --------     --------           ---------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) .....  $  55,573        $48,096       $51,541         $ 18,215
Ratio of Expenses to Average
        Net Assets ....................       2.40%          2.40%         2.40%            2.40%
Ratio of Net Investment Income/
        Loss to Average Net Assets ....      (0.55%)        (0.33%)        0.40%            0.54%
Portfolio Turnover Rate ...............         66%            70%           35%              22%**
--------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
        During the Period
        Per Share Benefit to Net
                Investment Income/Loss        $0.00+        $0.00+        $0.02            $0.17
Ratios Before Expense Reductions:
        Expenses to Average Net Assets         2.43%         2.46%         2.57%            3.34%
        Net Investment Income/Loss to
                Average Net Assets.....       (0.58%)       (0.37%)        0.23%           (0.42%)
--------------------------------------------------------------------------------------------------

*    COMMENCEMENT OF OPERATIONS
**   NON-ANNUALIZED
+    AMOUNT IS LESS THAN $0.01 PER SHARE.
(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.
#    CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

                                      24     SEE NOTES TO FINANCIAL STATEMENTS

                                      THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
Financial Highlights                  HIGHLIGHTS FOR ONE SHARE OF THE FUND
                                      OUTSTANDING THROUGHOUT THE
                                      PERIOD INDICATED.

                                                  YEAR ENDED JUNE 30,
                                         -------------------------------------         JULY 1, 1996* TO
CLASS C SHARES                           2000#           1999#        1998#             JUNE 30, 1997
                                         --------------------------------------------------------------

NET ASSET VALUE, BEGINNING
        OF PERIOD ....................   $  13.52        $  14.78      $ 13.83         $  12.00
                                        ---------        --------     --------         ---------

INCOME FROM INVESTMENT OPERATIONS
        Net Investment Income/Loss ...      (0.09)          (0.03)        0.05             0.06
        Net Realized and
                Unrealized Gain/Loss .       2.00           (0.92)        0.99             1.88
                                        ---------        --------     --------         ---------
Total From Investment Operations .....       1.91           (0.95)        1.04             1.94
                                        ---------        --------     --------         ---------
DISTRIBUTIONS
        Net Investment Income ........         --           (0.15)       (0.08)           (0.10)
        In Excess of Net Investment
                Income ...............         --           (0.00)+         --               --
        Net Realized Gain ............         --              --        (0.01)           (0.01)
        In Excess of Net Realized Gain         --           (0.16)          --               --
                                        ---------        --------     --------         ---------
Total Distributions ..................         --           (0.31)       (0.09)           (0.11)
                                        ---------        --------     --------         ---------
NET ASSET VALUE, END OF PERIOD .......  $   15.43        $  13.52     $  14.78         $  13.83
                                        ---------        --------     --------         ---------
                                        ---------        --------     --------         ---------
TOTAL RETURN (1) .....................      14.13%          (6.25%)       7.55%           16.27%**
                                        ---------        --------     --------         ---------
                                        ---------        --------     --------         ---------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's) ....  $  15,235         $14,187      $15,520         $  9,156
Ratio of Expenses to Average
        Net Assets ...................       2.40%           2.40%        2.40%            2.40%
Ratio of Net Investment Income/
        Loss to Average Net Assets ...      (0.58%)         (0.26%)       0.36%            0.29%
Portfolio Turnover Rate ..............         66%             70%          35%              22%**
--------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
        During the Period
        Per Share Benefit to Net
                Investment Income/Loss      $0.00+          $0.00+       $0.02            $0.21
Ratios Before Expense Reductions:
        Expenses to Average Net Assets       2.43%           2.46%        2.56%            3.45%
        Net Investment Income/Loss to
                Average Net Assets ...      (0.61%)         (0.30%)       0.20%           (0.77%)
--------------------------------------------------------------------------------------------------

*   COMMENCEMENT OF OPERATIONS
**  NON-ANNUALIZED
+   AMOUNT IS LESS THAN $0.01 PER SHARE.
(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.
#   CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

SEE NOTES TO FINANCIAL STATEMENTS      25

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

     The Van Kampen International Magnum Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks long-term capital appreciation by investing primarily in a portfolio of equity securities of non-U.S. issuers in accordance with the Morgan Stanley Capital International EAFE country weightings determined by the Fund's investment adviser. The Fund commenced operations on July 1, 1996.

1. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. All other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000


apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares. Distributions from the Fund are recorded on the ex-distribution date.

D. ORGANIZATIONAL COSTS The organizational costs of the Fund are being amortized on a straight line basis over the 60 month period ending June 30, 2001 beginning with the Fund's commencement of operations. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of losses relating to wash sale transactions.

     At June 30, 2000, for federal income tax purposes, cost of long- and short-term investments is $116,762,301, the aggregate gross unrealized appreciation is $22,098,804 and the aggregate gross unrealized depreciation is $5,859,029, resulting in net unrealized appreciation on long- and short-term investments of $16,239,775.

F. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

     Due to inherent differences in the recognition of income and expenses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. A permanent difference related to a net operating loss totaling $72,317 has been reclassified from paid in capital in excess of par to accumulated net investment loss. A permanent difference related to the recognition of net realized losses on foreign currency transactions totaling $263,408 was reclassified from accumulated net investment loss to accumulated net realized gain. Permanent differences relating to a correction of prior year amounts were reclassified from accumulated net investment loss ($40,317) and accumulated net realized gain ($4,118) to paid in capital in excess of par.

     Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

G. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions includes the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc., a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets indicated as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million ............................................  .80 of 1%
Next $500 million .............................................  .75 of 1%
Over $1 billion ...............................................  .70 of 1%

                                      28

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

     The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                    CLASS B
                         CLASS A                  AND CLASS C
                     MAX. OPERATING             MAX. OPERATING
                      EXPENSE RATIO              EXPENSE RATIO
                          1.65%                      2.40%

     For the period ended June 30, 2000, the Adviser voluntarily waived $22,526 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

     For the period ended June 30, 2000, the Fund recognized expenses of $7,646 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     For the period ended June 30, 2000, the Fund recognized expenses of $7,069 representing Van Kampen's cost of providing legal services to the Fund.

     Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

     Van Kampen Funds Inc. (the "Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

     The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B and Class C shares of the Fund redeemed within one to five years following such purchase. For the period ended June 30, 2000, the Distributor has advised the Fund that it earned initial sales charges of $377,770 for Class A shares and deferred sales charges of $158,844 and $1,943 for Class B shares and Class C shares, respectively.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

     For the period ended June 30, 2000, the Fund incurred $14,525 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

3. CAPITAL TRANSACTIONS

The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a CDSC. Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. For the period ended June 30, 2000, no Class B shares converted to Class A shares. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                                      CONTINGENT DEFERRED SALES
                                                     CHARGE ON ASSETS SUBJECT TO
                                                            SALES CHARGE
                                                     ---------------------------
YEAR OF REDEMPTION                                      CLASS B       CLASS C
First .............................................      5.00%         1.00%
Second ............................................      4.00%         None
Third .............................................      3.00%         None
Fourth ............................................      2.50%         None
Fifth .............................................      1.50%         None
Thereafter ........................................      None          None

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

                                                               YEAR ENDED         YEAR ENDED
                                                              JUNE 30, 2000     JUNE 30, 1999*
                                                              -------------     --------------
CAPITAL SHARE TRANSACTIONS
CLASS A:
   Shares:
     Subscribed ..........................................      6,712,665           1,848,000
     Distributions Reinvested ............................             --             120,000
     Redeemed ............................................     (6,047,347)         (3,110,000)
                                                            -------------       -------------
   Net Increase/Decrease in Class A Shares Outstanding ...        665,318          (1,142,000)
                                                            -------------       -------------
                                                            -------------       -------------

   Dollars:
     Subscribed ..........................................  $ 100,786,852       $  24,712,000
     Distributions Reinvested ............................             --           1,503,000
     Redeemed ............................................    (90,737,489)        (40,959,000)
                                                            -------------       -------------
   Net Increase/Decrease .................................  $  10,049,363       $ (14,744,000)
                                                            -------------       -------------
                                                            -------------       -------------
   Ending Paid in Capital ................................  $  55,629,922+      $  46,134,000+
                                                            -------------       -------------
                                                            -------------       -------------
CLASS B:
   Shares:
     Subscribed ..........................................      1,037,074           1,344,000
     Distributions Reinvested ............................             --              84,000
     Redeemed ............................................       (989,365)         (1,357,000)
                                                             ------------       -------------
   Net Increase in Class B Shares Outstanding ............         47,709              71,000
                                                             ------------       -------------
                                                             ------------       -------------
   Dollars:
     Subscribed ..........................................   $ 15,371,099    $ $   17,633,000
     Distributions Reinvested ............................             --           1,048,000
     Redeemed ............................................    (14,491,163)        (17,469,000)
                                                             ------------       -------------
   Net Increase ..........................................     $  879,936       $   1,212,000
                                                             ------------       -------------
                                                             ------------       -------------
   Ending Paid in Capital ................................   $ 48,343,566+      $  48,048,000+
                                                             ------------       -------------
                                                             ------------       -------------
CLASS C:
   Shares:
     Subscribed ..........................................        459,208           2,928,000
     Distributions Reinvested ............................             --              23,000
     Redeemed ............................................       (521,018)         (2,952,000)
                                                             ------------       -------------
   Net Decrease in Class C Shares Outstanding ............        (61,810)             (1,000)
                                                             ------------       -------------
                                                             ------------       -------------
   Dollars:
     Subscribed ..........................................   $  6,757,170       $  37,449,000
     Distributions Reinvested ............................             --             286,000
     Redeemed ............................................     (7,645,846)        (37,889,000)
                                                             ------------       -------------
   Net Decrease ..........................................   $   (888,676)      $    (154,000)
                                                             ------------       -------------
                                                             ------------       -------------
   Ending Paid in Capital ................................   $ 12,301,179+      $  13,362,000+
                                                             ------------       -------------
                                                             ------------       -------------

* AMOUNTS ROUNDED TO THE NEAREST (000).

+ ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX
  DIFFERENCES--SEE NOTE 1F.

4. INVESTMENT TRANSACTIONS

For the period ended June 30, 2000, the Portfolio made purchases of $70,908,077 and sales of $71,880,451 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FORWARD CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

     At June 30, 2000, the Fund has outstanding forward currency contracts as follows:

                                   UNREALIZED
                                      CURRENT           APPRECIATION/
         FORWARD CURRENCY CONTRACTS    VALUE            DEPRECIATION
         LONG CONTRACTS:
         British Pound, 1,371,070,
            expiring 9/18/00        $2,077,158             $ 8,927
         Euro, 2,302,507,
            expiring 9/18/00         2,207,094              25,604
         Japanese Yen, 158,969,000,
            expiring 9/18/00         1,519,682              (9,154)
                                    ----------             --------
                                    $5,803,934             $25,377
                                    ----------             --------
                                    ----------             --------

B. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in foreign futures and typically closes the contract prior to the delivery date. These contracts are generally used to manage the porfolio's effective maturity and duration.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

     Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of realized gain or loss associated with a futures contract may exceed the variation margin reflected on the Statement of Assets and Liabilities. The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

     Transactions in futures contracts for the period ended June 30, 2000, were as follows:

                                                                 CONTRACTS
Outstanding at June 30, 1999 ..................................       0
Futures Opened ................................................     380
Futures Closed ................................................    (326)
                                                                 ------
Outstanding at June 30, 2000 ..................................      54
                                                                 ------
                                                                 ------

     The futures contracts outstanding as of June 30, 2000, and the descriptions and the unrealized appreciation/depreciation are as follows:

                                                             UNREALIZED
                                                            APPRECIATION/
                                             CONTRACTS      DEPRECIATION
         LONG CONTRACTS:
         CAC 40 Index - September 2000
            (Current notional value
            $6,492 per contract)                16            $(24,570)
         DAX Index - September 2000
            (Current notional value
            $6,950 per contract)                 6             (46,056)
         FTSE 100 Index - September 2000
            (Current notional value
            $6,357 per contract)                21             (44,642)
         MIB 30 Index - September 2000
            (Current notional value
            $46,950 per contract)                2              (2,407)
         TOPIX Index - September 2000
            (Current notional value
            $6,357 per contract)                 9              35,296
                                               ---            --------
                                                54            $(82,379)
                                               ---            --------
                                               ---            --------

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

6. BORROWINGS

In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered into a $650 million committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rata percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen International Magnum
Fund

    We have audited the accompanying statement of assets and liabilities of Van Kampen International Magnum Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2000, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Fund's financial statements and financial highlights for the periods ended prior to June 30, 2000, were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those statements.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen International Magnum Fund as of June 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 11, 2000

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN INTERNATIONAL MAGNUM FUND

BOARD OF DIRECTORS
J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN*- Chairman
SUZANNE H. WOOLSEY

OFFICERS
RICHARD F. POWERS, III*
   Chairman, Director, President,
   Chief Executive Officer
STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer
A. THOMAS SMITH III*
   Vice President and Secretary
JOHN L. SULLIVAN*
   Vice President, Chief Financial Officer
   and Treasurer
RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOSEPH P. STADLER*
JOHN H. ZIMMERMANN, III*
   Vice Presidents


INVESTMENT ADVISER AND
ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER
MORGAN STANLEY DEAN WITTER INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN
THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

-------------------------------------------------------------------------------
For federal income tax purposes, the following is furnished with respect to potential distributions to be paid by the Fund during the remainder of calendar year 2000. During the taxable year ended June 30, 2000, the Fund did not pay any distributions. Provided the Fund makes a distribution in December 2000, the Fund intends to pass through foreign tax credits of $106,022 and has derived gross income from sources within foreign countries amounting to $1,874,605.
-------------------------------------------------------------------------------

* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

-C-  VAN KAMPEN FUNDS INC., 2000. ALL RIGHTS RESERVEd.

-SM- DENOTES A SERVICE MARK OF VAN KAMPEN FUNDS INC.

     THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS IT HAS BEEN PRECEDED OR IS ACCOMPANIED BY AN EFFECTIVE PROSPECTUS OF THE FUND WHICH CONTAINS ADDITIONAL INFORMATION ON HOW TO PURCHASE SHARES, THE SALES CHARGES ON SHARES OF THE FUND, AND OTHER PERTINENT DATA. AFTER DECEMBER 31, 2000, THE REPORT, IF USED WITH PROSPECTIVE INVESTORS, MUST BE ACCOMPANIED BY A QUARTERLY PERFORMANCE UPDATE, IF APPLICABLE.

RESULTS OF
SHAREHOLDER VOTES
JUNE 30, 2000

A Joint Special Meeting of the Shareholders of the International Magnum Fund (the "Fund") was held on December 15, 1999. The description of each proposal and number of shares voted are as follows:

1. To elect the following Directors to serve the Fund.

                                                         VOTED FOR      WITHHELD
J. Miles Branagan .....................................  4,855,533        17,660
Jerry D. Choate .......................................  4,854,965        18,228
Linda Hutton Heagy ....................................  4,854,810        18,383
R. Craig Kennedy ......................................  4,854,965        18,228
Mitchell M. Merin .....................................  4,854,269        18,924
Jack E. Nelson ........................................  4,855,533        17,660
Richard F. Powers, III ................................  4,855,533        17,660
Phillip B. Rooney .....................................  4,855,533        17,660
Fernando Sisto ........................................  4,853,655        19,538
Wayne W. Whalen .......................................  4,855,533        17,660
Suzanne H. Woolsey ....................................  4,854,810        18,383
Paul G. Yovovich* .....................................  4,855,533        17,660

* EFFECTIVE APRIL 14, 2000, PAUL G. YOVOVICH RESIGNED FROM THE BOARD OF
  DIRECTORS.

2. To ratify PricewaterhouseCoopers LLP to act as independent public accountants for the Fund.(1)

                                      AFFIRMATIVE      AGAINST       ABSTAIN
                                       4,834,758       8,053          30,381

(1) INDEPENDENT ACCOUNTANTS FOR THE FUND PERFORM AN ANNUAL AUDIT OF THE FUND'S FINANCIAL STATEMENTS. THE BOARD OF DIRECTORS HAS ENGAGED DELOITTE & TOUCHE LLP TO BE THE FUND'S INDEPENDENT ACCOUNTANTS.

PricewaterhouseCoopers LLP, located at 200 East Randolph Drive, Chicago, IL 60601 ("PWC"), ceased being the Fund's independent accountants effective May 18, 2000. The cessation of the client-auditor relationship between the Fund and PWC was based solely on a possible future business relationship by PWC with an affiliate of the Fund's investment adviser.

                                                              --------------
461, 561, 661                                                |  PRESORTED   |
MSIM ANR 08/00                                               |   STANDARD   |
VAN KAMPEN FUNDS INC.                                        | U.S. Postage |
1 Parkview Plaza                                             |     PAID     |
P.O. Box 5555                                                |  VAN KAMPEN  |
Oakbrook Terrace, Illinois 60181-5555                        |     FUNDS    |
                                                              --------------

                                   VAN KAMPEN
                              LATIN AMERICAN FUND


                                  ANNUAL REPORT
                                  JUNE 30, 2000



                                     [PHOTO]




                                   VAN KAMPEN
                                      FUNDS

                           TABLE OF CONTENTS

                                    OVERVIEW
                      LETTER TO SHAREHOLDERS     1
                           ECONOMIC SNAPSHOT     2

                         PERFORMANCE SUMMARY
                           RETURN HIGHLIGHTS     4
              GROWTH OF A $10,000 INVESTMENT     5

                       PORTFOLIO AT A GLANCE
                            TOP TEN HOLDINGS     6
                          TOP FIVE COUNTRIES     6
            Q&A WITH YOUR PORTFOLIO MANAGERS     7
                           GLOSSARY OF TERMS    10

                              BY THE NUMBERS
                     YOUR FUND'S INVESTMENTS    11
                        FINANCIAL STATEMENTS    15
               NOTES TO FINANCIAL STATEMENTS    21
              REPORT OF INDEPENDENT AUDITORS    29

                            VAN KAMPEN FUNDS
              THE VAN KAMPEN FAMILY OF FUNDS    30
       FUND OFFICERS AND IMPORTANT ADDRESSES    31
                RESULTS OF SHAREHOLDER VOTES    32


IT IS TIMES LIKE THESE WHEN MONEY-MANAGEMENT EXPERIENCE MAY MAKE A DIFFERENCE.


               --------------------------------------------------------
               NOT FDIC INSURED.   MAY LOSE VALUE.   NO BANK GUARANTEE.
               --------------------------------------------------------

LETTER TO SHAREHOLDERS

JULY 20, 2000

Dear Shareholder,

Whether you have held your fund for years or just joined the Van Kampen family of shareholders in the last few months, you are likely to have questions and even some concerns about how recent market volatility has affected your investment. I encourage you to review the following Q&A in which your portfolio manager provides an update on how your fund is being managed in this environment.

It is times like these when money-management experience may make a difference. Toward that end, you should know that Van Kampen is one of the nation's oldest investment-management firms, with a history of money management dating back to 1926. Our portfolio managers have invested in all types of market conditions--during bull and bear markets, periods of inflation and rising interest rates, and now a technology revolution. We have managed money long enough to understand short-term market volatility and the value of investing for the long term.

OVERVIEW

As we move through the second half of 2000, count on us to continue to draw on the wisdom of our 74 years of experience. Along those lines, Van Kampen's "Generations of Experience" is the theme of a national advertising campaign that we recently kicked off. The message emphasizes our depth of investment-management history, as well as our firm belief that with the right investments, anyone can realize life's true wealth.

Sincerely,

/s/ Richard F. Powers, III

Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH

Beginning in the second quarter of 2000, evidence of slower economic growth in the United States emerged. However, analysts believe it may have been premature to assume that the U.S. economy has slowed to a sustainable, noninflationary pace, with the Gross Domestic Product (GDP), a measure of economic growth, up
5.2 percent annualized in the second quarter of 2000.

CONSUMER SPENDING AND EMPLOYMENT

Consumer spending remained the main engine of growth behind the U.S. economy. Living standards and spending habits were boosted by strong gains in real income, and individual wealth increased substantially, primarily due to a buoyant stock market. Nonetheless, data released in the second quarter of 2000 reflected a minor decrease in the spending of individuals. In June, the Consumer Price Index (CPI), the leading inflation indicator, rose higher than expected--0.6 percent more than the previous month. That heightened concerns about inflation, and the prospect of additional Federal Reserve Board interest-rate increases.

The U.S. labor market was still robust during this time, and job insecurity continued to decline. Solid employment growth was accompanied by unusually large gains in productivity, which limited the rise in unit labor costs across the whole economy. Given the high employment numbers and strong levels of productivity, analysts believe an increase in interest rates to ward off inflation and further slow the economy is possible.

INTEREST RATES AND INFLATION

During the past few months, persistent strength in consumer spending accompanied by a very tight labor market, resulted in some inflation. The CPI reached a level of 2.7 percent in January 2000 and 3.7 percent in June 2000, clearly demonstrating signs of inflation.

Since June 1999, the Federal Reserve has increased the federal funds rate six times by a total of 175 basis points to lower economic growth and decrease any future fears of inflation. These increases in interest rates helped slow the interest-sensitive auto and housing markets.

Many observers believe interest rates could be lifted further in coming months. While markets have experienced much short-term volatility, the market's outlook could improve once interest-rate hikes cease.

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(JUNE 30, 1998 - JUNE 30, 2000)

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

Jun-98         2.1%
Sep-98         3.8%
Dec-98         5.9%
Mar-99         3.5%
Jun-99         2.5%
Sep-99         5.7%
Dec-99         8.3%
Mar-00         4.8%
Jun-00         5.2%

SOURCE: BUREAU OF ECONOMIC ANALYSIS




INTEREST RATES AND INFLATION
(JUNE 30, 1998 - JUNE 30, 2000)

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

MONTH             INTEREST RATES          INFLATION
-----             --------------          ---------
Jun-98                 5.500                1.70
Jul-98                 5.500                1.70
Aug-98                 5.500                1.60
Sep-98                 5.250                1.50
Oct-98                 5.000                1.50
Nov-98                 4.750                1.50
Dec-98                 4.750                1.60
Jan-99                 4.750                1.70
Feb-99                 4.750                1.60
Mar-99                 4.750                1.70
Apr-99                 4.750                2.30
May-99                 4.750                2.10
Jun-99                 5.000                2.00
Jul-99                 5.000                2.10
Aug-99                 5.250                2.30
Sep-99                 5.250                2.60
Oct-99                 5.250                2.60
Nov-99                 5.500                2.60
Dec-99                 5.500                2.70
Jan-00                 5.500                2.70
Feb-00                 5.750                3.20
Mar-00                 6.000                3.70
Apr-00                 6.000                3.00
May-00                 6.500                3.10
Jun-00                 6.500                3.70

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENT CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

                              PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(AS OF JUNE 30, 2000)

                                              A SHARES    B SHARES     C SHARES
--------------------------------------------------------------------------------

One-year total return based on NAV(1)          23.29%      22.32%       22.34%
--------------------------------------------------------------------------------
One-year total return(2)                       16.24%      17.32%       21.34%
--------------------------------------------------------------------------------
Five-year average annual total return(2)       16.75%         N/A       17.28%
--------------------------------------------------------------------------------
Life-of-Fund average annual total return(2)     8.93%      16.03%        9.17%
--------------------------------------------------------------------------------
Commencement date                              7/6/94      8/1/95       7/6/94
--------------------------------------------------------------------------------

N/A = NOT APPLICABLE

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER.

(2) STANDARDIZED TOTAL RETURN. ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE.
      RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE
      MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE.

      SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE WITH MARKET CONDITIONS.

      BECAUSE THE PRICES OF COMMON STOCKS AND OTHER SECURITIES FLUCTUATE, THE VALUE OF AN INVESTMENT IN THE FUND WILL VARY UPON THE FUND'S INVESTMENT PERFORMANCE. FOREIGN SECURITIES MAY MAGNIFY VOLATILITY DUE TO CHANGES IN FOREIGN EXCHANGE RATES, THE POLITICAL AND ECONOMIC UNCERTAINTIES IN FOREIGN COUNTRIES, AND THE POTENTIAL LACK OF LIQUIDITY, GOVERNMENT SUPERVISION, AND REGULATION.

      MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

GROWTH OF A $10,000 INVESTMENT
(JULY 6, 1994 - JUNE 30, 2000)

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                                                MSCI Emerging Markets Free Latin
                                                America Index IS A BROAD-BASED
                                                INDEX COVERING THE PRIMARY
                      LATIN AMERICAN FUND       MARKETS OF LATIN AMERICA.
                      -------------------       --------------------------------
7/94                        $9,500                         $10,000
6/95                        $7,327                          $8,517
6/96                        $10,210                        $10,002
6/97                        $16,062                        $14,587
6/98                        $13,136                        $10,952
6/99                        $13,531                        $11,790
6/00                        $15,728                        $13,760

Fund's Total Return
1 Year Total Return              16.24%
5 Year Avg. Annual               16.75%
Inception Avg. Annual             8.93%


THIS CHART COMPARES YOUR FUNDOS PERFORMANCE TO THAT OF THE MSCI EMERGING MARKETS FREE LATIN AMERICA INDEX OVER TIME.

THIS IS AN UNMANAGED BROAD-BASED, STATISTICAL COMPOSITE THAT DOES NOT INCLUDE ANY COMMISSIONS OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER THE PERFORMANCE OF THIS INDEX. THE HISTORICAL PERFORMANCE OF THE INDEX IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY; IT IS NOT MEANT TO FORECAST, IMPLY, OR GUARANTEE THE FUTURE PERFORMANCE OF ANY INVESTMENT VEHICLE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

THE ABOVE CHART REFLECTS THE PERFORMANCE OF CLASS A SHARES OF THE FUND. THE PERFORMANCE OF CLASS A SHARES WILL DIFFER FROM THAT OF OTHER SHARE CLASSES OF THE FUND BECAUSE OF THE DIFFERENCE IN SALES CHARGES AND/OR EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT SHARE CLASSES. THE FUNDOS PERFORMANCE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS, AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES).

WHILE PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THE ABOVE INFORMATION PROVIDES A BROADER VANTAGE POINT FROM WHICH TO EVALUATE THE DISCUSSION OF THE FUNDOS PERFORMANCE FOUND IN THE FOLLOWING PAGES.

PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS
(AS A PERCENTAGE OF NET ASSETS--JUNE 30, 2000)

1.    TELMEX                     14.6%
      Provides telecommunications services to residents of Mexico.


2.   PETROBRAS                    4.6%
     Distributes gasoline and other petroleum products in Brazil.


3.   GRUPO TELEVISA               4.3%
     Owns and operates television and radio stations, publishing houses, and film production companies in Latin America.


4.   CEMEX                        4.1%
     Produces cement, concrete, and aggregate for Spain, Latin America, and Indonesia.


5.   TELE NORTE LESTE             3.7%
     Provides data and telecommunications services in Brazil.

6.   FEMSA                        3.3%
     Operates Coca-Cola bottling plants in Latin America.


7.   EMBRATEL PARTICIPACOES       3.3%
     Provides telecommunications and Internet services in Brazil.


8.   TELESP CELULAR               3.2%
     Offers cellular-phone services in Brazil.


9.   WAL-MART DE MEXICO           3.1%
     Operates discount department stores and warehouse membership clubs in Mexico.


10.  CELULAR CRT                  3.1%
     Provides telecommunications services to Brazil.


TOP FIVE COUNTRIES
(AS A PERCENTAGE OF NET ASSETS)

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                                    JUNE 30, 2000     JUNE 30, 1999
                                    -------------     -------------
Mexico                                  43.4%             44.6%
Brazil                                  41.6%             35.3%
Chile                                    6.5%             8.8%
Argentina                                3.5%             6.4%
Venezuela                                1.4%             2.1%

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN LATIN AMERICAN FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED JUNE 30, 2000. THE TEAM IS LED BY PORTFOLIO MANAGERS MICHAEL PERL, ANDY SKOV, AND ROBERT MEYER, MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT. MR. MEYER AND MR. SKOV HAVE MANAGED THE FUND SINCE ITS INCEPTION IN 1994, AND MR. PERL JOINED THE TEAM IN 1998. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

Q HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT IN WHICH THE FUND OPERATED, AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?


A    The past 12 months was a period of substantial recovery in Latin American markets. For most of the reporting period, positive economic fundamentals dominated investor focus, leading the region to a strong return. During the first quarter of 2000, however, economic developments were overshadowed by concerns about higher U.S. interest rates and market volatility, leading Latin American technology stocks to decline in tandem with the NASDAQ's sharp fall.
By the end of second-quarter 2000, as the U.S. markets stabilized, positive Latin American economic numbers helped boost markets once again, specifically in Brazil and Mexico.
     Historically, Brazil has suffered from very high levels of fiscal debt, leading to inflation. Recently, the Brazilian government has shown surprising fiscal discipline by decreasing its deficit from double digits last year to about five percent of gross domestic product this year. The fiscal restraint demonstrated by the government, in conjunction with other economic reforms, allowed Brazil's central bank to loosen monetary policy by lowering interest rates, which has helped boost the market.
     In Mexico, NASDAQ volatility and U.S. interest-rate concerns impacted Mexico's performance during the period; however, strong fundamentals have managed to shine through. Mexico's recovery can be largely attributed to solid economic performance, driven by a combination of strong export growth to the booming U.S. economy and burgeoning consumer demand. Higher oil prices also helped the recovery, as oil is a substantial export for Mexico. Like Brazil, Mexico has historically maintained considerable fiscal deficits. However, solid governmental leadership led to a decline in debt as interest rates dropped and investments in Mexican businesses increased.
     Overall stock selection and specific holdings in Chilean, Mexican, and Venezuelan equities detracted from the fund's performance relative to its peers, but specific holdings in Brazilian telecommunications and energy companies contributed substantially. Although specific stock selections in Mexico hurt the fund's performance, country alloca-tion, which favored Mexico and Brazil, supported the fund's total return of
23.29 percent for the 12-month period ended June 30, 2000 (CLASS A SHARES AT
NET ASSET VALUE; IF THE MAXIMUM SALES CHARGE OF 5.75 PERCENT WERE INCLUDED,
THE RETURN WOULD HAVE BEEN LOWER). AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. BY COMPARISON, THE MSCI EMERGING MARKETS FREE LATIN AMERICA INDEX GENERATED A TOTAL RETURN OF 16.71 PERCENT FOR THE SAME PERIOD. OF COURSE, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THIS BROAD-BASED INDEX COVERS AT LEAST 60 PERCENT OF MARKETS
IN MEXICO, ARGENTINA, BRAZIL, CHILE, COLOMBIA, PERU, AND VENEZUELA AND ASSUMES DIVIDENDS ARE REINVESTED. THIS INDEX DOES NOT REFLECT ANY COMMISSIONS OR SALES CHARGES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH CHARGES WOULD LOWER THE PERFORMANCE OF THE INDEX. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

Q    WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND GIVEN THE RECOVERY YOU SAW
IN THE LATIN AMERICAN MARKET?

A    Overall, we have not changed our investment strategy of looking for superior growth opportunities that offer high return on investment at reasonable valuations. For the period, these opportunities were largely found in telecommunications and technology companies. As the global TMT (technology, media, and telecommunications) sectors rallied during the fourth quarter of 1999, the fund continued to hold large positions in Latin American telecommunications stocks, focusing on Mexico and Brazil based on their strong growth prospects. The fund is invested in companies such as Telmex, the leading Mexican telephone company, and Tele Norte Leste, a Brazilian telecommunications services company. Telmex remains the largest position in the fund.
     With consumer demand increasing, the fund also held moderate levels of consumer-oriented companies, such as Mexican beverage company FEMSA, and Mexican brewer Grupo Modelo. Finally, we took advantage of attractive valuations to add to leading Mexican industrial conglomerate Alfa, as we believe its growth story will continue to improve.
     From a regional standpoint, the fund maintained a large position in Brazil, as we continued to be encouraged by its positive economic fundamentals. The fund also held a large position in Mexico, because we believed investor confidence would be restored after the presidential elections in July.
     Of course, not all of the stocks in the fund performed favorably, nor is there any guarantee that any of the stocks mentioned above will continue to perform well or be held by the fund in the future. For additional portfolio highlights, please refer to page 6.

Q    WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

A    We are expecting valuations within the Latin American markets to remain compelling as fiscal and monetary policies remain productive. Growth prospects look positive as we expect domestic consumption to continue to be strong. Although the expected U.S. slowdown does threaten the much-needed export demand from the United States, we believe investors will focus instead on promising Latin American fundamentals.
     The Mexican economy continues to be supported by strong consumer demand and higher oil prices. Democracy continues to take hold, and recent elections in Mexico have demonstrated that the Latin American region is progressing politically. With the recent victory of the PAN party in the Mexican presidential elections, the reigning PRI party was voted out for the first time in 70 years, a seminal event in the country's history. We may, however, see growing pains in this politically immature country, which could cause increased volatility in the Latin American markets and the fund's portfolio.
     Overall, we are encouraged by indications that Latin American economies are strengthening. We believe stocks in Brazil and Mexico will continue to fare well, supported by positive economic trends, coupled with attractive valuations and companies with strong earnings growth potential.

GLOSSARY OF TERMS                   A HELPFUL GUIDE TO SOME OF THE COMMON TERMS
                                    YOU'RE LIKELY TO SEE IN THIS REPORT AND
                                    OTHER FINANCIAL PUBLICATIONS.

CLASS A SHARES: A division of mutual fund shares, which are generally divided into three groupings, called Class A, Class B, and Class C shares. The specific features of each are dependent on varying fees and sales charges. In most cases, Class A shares will have no redemption fee (contingent deferred sales charge).

DIVIDEND: A distribution of earnings. Dividends may be in the form of cash, stock, or property. The board of directors must declare all dividends.

EMERGING MARKETS: The financial markets of developing economies. Many Latin American and Asian countries are considered emerging markets.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than value stocks, due to their higher expected earnings growth.

INFLATION: A persistent and measurable rise in the general level of prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

PORTFOLIO: A portfolio, comprised of a collection of securities owned by an individual or an institution, may include stocks, bonds, and/or money-market securities.

SALES CHARGE: Also referred to as the load, this is a fee paid by a buyer to acquire shares in a mutual fund or a limited partnership.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

                                 BY THE NUMBERS


YOUR FUND'S INVESTMENTS           THE FOLLOWING PAGES DETAIL YOUR FUND'S
JUNE 30, 2000                     PORTFOLIO OF INVESTMENTS AT THE END OF THE
                                  REPORTING PERIOD.

                                                                               MARKET
DESCRIPTION                                                     SHARES          VALUE
COMMON STOCKS 74.1%
ARGENTINA  3.5%
Banco Rio de La Plata ADR.............................            20,015     $   292,719
Quilmes Industrial (Quinsa) ADR.......................            70,595         785,369
Telecom Argentina ADR.................................            48,603       1,336,583
                                                                             -----------
                                                                               2,414,671
                                                                             -----------
BRAZIL  19.1%
Aracruz Celulose S.A. ADR.............................            38,725         747,877
Banco Bradesco ADR....................................            19,300         167,970
CEMIG ADR (c).........................................               835          14,446
CEMIG ADR.............................................            16,753         289,842
Cia Cervejaria Brahma ADR.............................            27,648         470,016
Cia Electric de Est Rio Janeiro (a)...................     1,649,059,000         640,056
Cia Paranaense de Energia ADR.........................               170           1,583
Cia Siderurgica Nacional..............................        25,798,300         809,353
Cia Siderurgica Nacional ADR..........................             4,800         147,900
Coteminas.............................................         2,457,800         142,957
Coteminas ADR (c).....................................            22,545          65,547
CVRD 'A'..............................................             5,000         124,730
CVRD ADR..............................................            34,190         965,867
Eletrobras ADR........................................            50,545         557,577
Eletrobras ADR........................................             5,440          55,336
Eletrobras S.A........................................        14,772,463         303,067
Embratel Participacoes 'A' ADR........................            48,120       1,136,835
Gerdau ADR............................................             6,200          78,663
Lojas Arapau S.A. ADR (a).............................            10,410             --
Petrobras.............................................             9,400         273,113
Petrobras ADR.........................................            40,958       1,237,403
Rossi Residencial S.A. GDR (c)........................           226,692         226,692
Tele Centro Sul ADR...................................             2,580         188,501
Tele Leste Celular ADR................................               960          42,480
Tele Nordeste Celular ADR.............................             1,500         103,875
Tele Norte Leste ADR..................................            58,957       1,392,859
Telesp Celular ADR....................................            42,215       1,894,398
Unibanco GDR..........................................            28,130         808,737
Usiminas ADR..........................................               550           2,546
Vale Do Rio Doce ADR (a)..............................            31,997              --
Votorantim Celulose e Papel S.A. ADR..................            15,740         289,223
                                                                             -----------
                                                                              13,179,449
                                                                             -----------


SEE NOTES TO FINANCIAL STATEMENTS     11


YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                               MARKET
DESCRIPTION                                                     SHARES          VALUE
CHILE  6.5%
Banco de A. Edwards ADR (a)...........................            31,152     $   420,552
Banco Santander ADR...................................             5,599          89,584
Banco Santiago ADR....................................            12,350         220,756
CCU ADR...............................................            25,386         575,945
Chilectra ADR.........................................            48,376         765,042
Cia Telecom ADR.......................................            51,370         931,081
D & S ADR.............................................            17,180         298,502
Endesa ADR............................................            22,107         244,559
Enersis ADR (a).......................................            30,260         603,309
Quinenco ADR..........................................            22,909         223,363
Santa Isabel ADR......................................            17,778         138,891
                                                                             -----------
                                                                               4,511,584
                                                                             -----------
COLOMBIA  0.2%
Bavaria...............................................            39,991         125,904
Valores Bavaria.......................................                 1               1
                                                                             -----------
                                                                                 125,905
                                                                             -----------
MEXICO  43.4%
Alfa S.A. 'A'.........................................           360,751         826,595
Banacci 'L' (a).......................................           154,310         624,045
Banacci 'O' (a).......................................           179,978         768,082
Carso Global Telecom 'A1' (a).........................           365,368       1,039,507
Cemex CPO.............................................           266,286       1,248,702
Cemex CPO ADR.........................................            67,614       1,580,477
Corp.Interamericana de Entretenimiento S.A. 'B' (a)...            80,800         316,090
Empresas ICA S.A. (a).................................           116,665          32,955
Empresas ICA S.A. ADR (a).............................            31,771          53,614
FEMSA (a).............................................           165,762         707,413
FEMSA ADR (a).........................................            37,241       1,603,690
Grupo Carso 'A1' (a)..................................           202,825         719,259
Grupo Financiero Bancomer S.A. de C.V. 'O' (a)........         1,458,700         741,096
Grupo Financiero Banorte S.A. de C.V. 'O' (a).........           284,298         392,872
Grupo Industrial Bimbo S.A. de C.V. 'A'...............            69,595         109,610
Grupo Mexico S.A. 'B' (a).............................            73,020         205,523
Grupo Modelo S.A. 'C'.................................           218,788         490,197
Grupo Sanborns S.A. 'B1' (a)..........................            79,975         128,396
Grupo Televisa S.A. GDR (a)...........................            42,685       2,942,597
Kimberly 'A'..........................................           572,346       1,628,379
Panamerican Beverages, Inc. 'A'.......................            14,200         212,112
Pepsi-Gemex S.A. GDR (a)..............................            15,000          66,562
Seminis, Inc. 'A' (a).................................            21,145          55,506
Soriana 'B' (a).......................................           126,735         504,802


                                      12       SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                               MARKET
DESCRIPTION                                                     SHARES          VALUE
MEXICO (CONTINUED)
StarMedia Network, Inc. (a)...........................            13,775     $   260,003
TAMSA ADR.............................................            18,882         261,988
Telmex ADR............................................           176,288      10,070,452
Vitro ADR.............................................            45,458         144,897
Wal-Mart de Mexico S.A. de C.V. ADR (a)...............             7,448         174,790
Wal-Mart de Mexico S.A. de C.V. 'C'...................           436,105       1,005,902
Wal-Mart de Mexico S.A. de C.V. 'V'...................           418,878         983,192
                                                                             -----------
                                                                              29,899,305
                                                                             -----------
VENEZUELA  1.4%
CANTV ADR.............................................            35,535         966,108
                                                                             -----------
TOTAL COMMON STOCKS (Cost $50,702,815)................                        51,097,022
                                                                             -----------
PREFERRED STOCKS  22.5%
BRAZIL  22.5%
Banco Bradesco........................................        88,206,017         767,860
Banco Nacional S.A. (a,b).............................         8,115,000             225
Brahma................................................           278,000         235,841
Celular CRT 'A'.......................................         4,918,074       2,154,299
CEMIG.................................................        23,251,919         406,119
Copel 'B'.............................................        90,459,450         852,681
CRT (a)...............................................         2,248,974         760,673
CVRD .................................................            36,762       1,037,530
Eletrobras `B'........................................        11,536,500         255,230
Embratel Participacoes 'A'............................        46,647,000       1,114,769
Gerdau................................................        48,843,134         595,813
Globex Utilidades S.A.................................             6,576          61,986
Itaubanco.............................................         8,835,410         776,497
Itausa S.A............................................           506,225         491,208
Lojas Arapua S.A. (a).................................        19,195,300             --
Petrobras.............................................            55,820       1,686,826
Tele Centro Sul.......................................        28,311,454         409,719
Tele Leste Celular (a)................................       273,142,034         242,322
Tele Norte Celular....................................       241,743,800         245,297
Tele Norte Leste......................................        49,552,602       1,160,853
Telebras ADR..........................................            17,450       1,694,831
Telesp Celular........................................        18,519,589         334,759
Usiminas 'A'..........................................            43,700         202,083
                                                                             -----------
TOTAL PREFERRED STOCKS (Cost $11,964,894) ..............................      15,487,421
                                                                             -----------
TOTAL LONG-TERM INVESTMENTS  96.6%
    (Cost $62,667,709) .................................................      66,584,443
                                                                             -----------


SEE NOTES TO FINANCIAL STATEMENTS     13

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                PAR            MARKET
DESCRIPTION                                                    VALUE            VALUE

SHORT-TERM INVESTMENT  1.6%
REPURCHASE AGREEMENT  1.6%
Chase Securities, Inc. 6.15%, dated 6/30/00, due 7/3/00,      $1,125,000
to be repurchased at $1,125,577, collateralized by
$1,195,000 U.S. Treasury Notes 5.50%, due 5/15/09,
valued at $1,151,681
    (Cost $1,125,000)....................................................    $ 1,125,000
                                                                             -----------
TOTAL INVESTMENTS IN SECURITIES  98.2%
    (Cost $63,792,709)...................................................     67,709,443
FOREIGN CURRENCY  0.3%
    (Cost $166,445)......................................................        167,810
                                                                             -----------
TOTAL INVESTMENTS  98.5%
    (Cost $63,959,154)...................................................     67,877,253
OTHER ASSETS IN EXCESS OF LIABILITIES  1.5%..............................      1,054,850
                                                                             -----------
NET ASSETS  100%.........................................................    $68,932,103
                                                                             ===========


(a)  NON-INCOME PRODUCING SECURITY

(b)  SECURITY VALUED AT FAIR VALUE--SEE NOTE 1A TO FINANCIAL STATEMENTS.

(c)  144A SECURITY--CERTAIN CONDITIONS FOR PUBLIC SALE MAY EXIST.

ADR  AMERICAN DEPOSITARY RECEIPT

CPO  CERTIFICATE OF PARTICIPATION

GDR  GLOBAL DEPOSITARY RECEIPT



       SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION+

                                                             PERCENT OF
INDUSTRY                                      VALUE          NET ASSETS
Telecommunication Services............    $27,220,199           39.5%
Materials.............................      9,809,562           14.2
Consumer Discretionary................      6,326,259            9.2
Finance...............................      6,297,688            9.1
Consumer Staples......................      5,875,561            8.5
Utilities.............................      4,988,847            7.2
Energy................................      3,197,342            4.7
Industrials...........................      2,608,982            3.8
Information Technology................        260,003            0.4
                                          -----------           ----
                                          $66,584,443           96.6%
                                          ===========           ====

+ CLASSIFIED BY SECTORS WHICH REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.

                                      14       SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
JUNE 30, 2000

ASSETS:
Investments in Securities, at Value (Cost $63,792,709).......    $ 67,709,443
Foreign Currency (Cost $166,445).............................         167,810
Cash.........................................................         230,046
Receivable for:
  Investments Sold...........................................       1,624,296
  Dividends..................................................         149,495
  Fund Shares Sold...........................................          46,904
  Interest...................................................             192
Other........................................................          12,728
                                                                 ------------
    Total Assets.............................................      69,940,914
                                                                 ------------
LIABILITIES:
Payable for:
  Investments Purchased......................................         621,092
  Fund Shares Redeemed.......................................          82,990
  Investment Advisory Fees...................................          63,582
  Distribution Fees..........................................          60,447
  Shareholder Reporting Expense..............................          44,184
  Custody Fees...............................................          42,582
  Professional Fees..........................................          34,707
  Directors' Fees and Expenses...............................          30,549
  Administrative Fees........................................          14,875
  Transfer Agent Fees........................................           8,279
  Deferred Country Tax.......................................           5,524
                                                                 ------------
    Total Liabilities........................................       1,008,811
                                                                 ------------
NET ASSETS...................................................    $ 68,932,103
                                                                 ============
NET ASSETS CONSIST OF:
Capital Stock at Par ($.001 par value, Shares
  Authorized 2,625,000,000)..................................    $      4,926
Paid in Capital in Excess of Par.............................      86,406,340
Net Unrealized Appreciation on Investments
  and Foreign Currency Translations..........................       3,911,624
Accumulated Net Investment Loss..............................        (132,846)
Accumulated Net Realized Loss................................     (21,257,941)
                                                                 ------------
NET ASSETS...................................................    $ 68,932,103
                                                                 ============
  Class A Shares:
    Net Asset Value and Redemption Price Per Share
    (Based on Net Assets of $38,524,877 and 2,704,916
    Shares Outstanding)......................................    $      14.24
                                                                 ============
    Maximum Sales Charge.....................................           5.75%
    Maximum Offering Price Per Share (Net Asset Value
    Per Share x 100/ (100% - maximum sales charge))..........    $      15.11
                                                                 ============
  Class B Shares:
    Net Asset Value and Offering Price Per Share
    (Based on Net Assets of $19,635,121 and 1,433,708
    Shares Outstanding)*.....................................    $      13.70
                                                                 ============
  Class C Shares:
    Net Asset Value and Offering Price Per Share
    (Based on Net Assets of $10,772,105 and 786,981
    Shares Outstanding)*.....................................    $      13.69
                                                                 ============


* REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.


SEE NOTES TO FINANCIAL STATEMENTS     15

Statement of Operations
YEAR ENDED JUNE 30, 2000

INVESTMENT INCOME:
Dividends.....................................................     $1,385,231
Interest......................................................        115,664
Less Foreign Taxes Withheld...................................         (2,633)
                                                                   ----------
    Total Income..............................................      1,498,262
                                                                   ----------
EXPENSES:
Investment Advisory Fees......................................        759,197
Distribution Fees (Attributed to Classes A, B and C of
  $79,172, $188,684 and $103,001, respectively)...............        370,857
Administrative Fees...........................................        160,375
Shareholder Reports...........................................        112,978
Custodian Fees................................................         69,767
Transfer Agent Fees...........................................         48,126
Country Tax Expense...........................................         41,417
Professional Fees.............................................         38,775
Filing and Registration Fees..................................         35,244
Directors' Fees and Expenses..................................         24,306
Other.........................................................          3,024
                                                                   ----------
    Total Expenses............................................      1,664,066
    Less Expense Reductions...................................       (125,821)
                                                                   ----------
    Net Expenses..............................................      1,538,245
                                                                   ----------
NET INVESTMENT LOSS...........................................     $  (39,983)
                                                                   ==========
NET REALIZED GAIN/LOSS ON:
Investments...................................................     $7,162,580
Foreign Currency Transactions.................................       (119,165)
                                                                   ----------
Net Realized Gain.............................................      7,043,415
                                                                   ----------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period.....................................      1,156,193
                                                                   ----------
  End of the Period:
    Investments...............................................      3,916,734
    Foreign Currency Translations.............................         (5,110)
                                                                   ----------
                                                                    3,911,624
                                                                   ----------
Net Change in Unrealized Appreciation/Depreciation............      2,755,431
                                                                   ----------
NET REALIZED GAIN/LOSS AND NET CHANGE IN
  UNREALIZED APPRECIATION/DEPRECIATION........................     $9,798,846
                                                                   ==========
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........     $9,758,863
                                                                   ==========

                                      16       SEE NOTES TO FINANCIAL STATEMENTS

Statement of Changes in Net Assets

YEAR ENDED JUNE 30, 2000

                                                   YEAR ENDED      YEAR ENDED
                                                 JUNE 30, 2000   JUNE 30, 1999*
                                                 -------------   --------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Income/Loss.....................    $  (39,983)   $    353,000
Net Realized Gain/Loss.........................     7,043,415     (18,696,000)
Net Change in Unrealized
  Appreciation/Depreciation....................     2,755,431      14,496,000
                                                 ------------    ------------
Net Increase/Decrease in Net Assets
  Resulting from Operations....................     9,758,863      (3,847,000)
                                                 ------------    ------------
DISTRIBUTIONS:
Net Investment Income:
  Class A......................................            --        (120,000)
  Class B......................................            --         (17,000)
  Class C......................................            --         (10,000)
In Excess of Net Investment Income:
  Class A......................................            --        (182,000)
  Class B......................................            --         (26,000)
  Class C......................................            --         (15,000)
                                                 ------------    ------------
                                                           --        (370,000)
                                                 ------------    ------------
In Excess of Net Realized Gain:
  Class A......................................            --        (153,000)
  Class B......................................            --        (100,000)
  Class C......................................            --         (57,000)
                                                 ------------    ------------
                                                           --        (310,000)
                                                 ------------    ------------
Net Decrease in Net Assets Resulting from
  Distributions................................            --        (680,000)
                                                 ------------    ------------
CAPITAL SHARE TRANSACTIONS:
  Subscribed...................................    36,177,962      37,085,000
  Distributions Reinvested.....................            --         580,000
  Redeemed.....................................   (40,100,838)    (53,264,000)
                                                 ------------    ------------
  Net Decrease in Net Assets Resulting from
    Capital Share Transactions.................    (3,922,876)    (15,599,000)
                                                 ------------    ------------
  Total Increase/Decrease in Net Assets........     5,835,987     (20,126,000)
NET ASSETS--Beginning of Period................    63,096,116      83,222,000
                                                 ------------    ------------
NET ASSETS--End of Period (Including
  accumulated/distributions in excess
  of net investment income/loss of
  $(132,846) and $(158,000), respectively).....  $ 68,932,103    $ 63,096,000
                                                 ============    ============

* AMOUNTS ROUNDED TO THE NEAREST (000).


SEE NOTES TO FINANCIAL STATEMENTS     17

Financial Highlights                THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
                                    HIGHLIGHTS FOR ONE SHARE OF THE FUND
                                    OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                           YEAR ENDED JUNE 30,
                                            -------------------------------------------------
CLASS A SHARES                                2000#     1999#     1998#     1997      1996
                                            -------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD...............................   $ 11.54   $ 11.42   $ 17.39   $ 12.63   $  9.08
                                             -------   -------   -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss..............      0.04      0.09     (0.01)     0.02      0.10
  Net Realized and Unrealized Gain/Loss...      2.66      0.19     (2.73)     6.46      3.47
                                             -------   -------   -------   -------   -------
Total From Investment Operations..........      2.70      0.28     (2.74)     6.48      3.57
                                             -------   -------   -------   -------   -------

DISTRIBUTIONS
  Net Investment Income...................        --     (0.04)       --        --     (0.02)
  In Excess of Net Investment Income......        --     (0.07)       --     (0.09)       --
  Net Realized Gain.......................        --        --     (1.92)    (1.63)       --
  In Excess of Net Realized Gain..........        --     (0.05)    (1.31)       --        --
                                             -------   -------   -------   -------   -------
Total Distributions.......................        --     (0.16)    (3.23)    (1.72)   (0.02)
                                             -------   -------   -------   -------   -------
NET ASSET VALUE, END OF PERIOD............   $ 14.24   $ 11.54   $ 11.42   $ 17.39   $ 12.63
                                             =======   =======   =======   =======   =======
TOTAL RETURN (1)..........................    23.29%     3.00%   (17.37%)   57.32%    39.35%
                                             =======   =======   =======   =======   =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's).........   $38,525   $34,139   $44,439   $84,401   $18,701
Ratio of Expenses to Average
  Net Assets..............................     2.17%     2.20%     2.25%     2.24%     2.11%
Ratio of Net Investment Income/Loss
  to Average Net Assets...................     0.31%     0.98%    (0.09%)   (0.08%)    1.18%
Portfolio Turnover Rate...................       78%      163%      249%      241%      131%
---------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net Investment
    Income/Loss...........................     $0.03     $0.02     $0.02     $0.10     $0.09
Ratios Before Expense Reductions:
  Expenses to Average Net Assets..........     2.38%     2.44%     2.41%     2.77%     3.28%
  Net Investment Income/Loss to
    Average Net Assets....................     0.10%     0.74%    (0.24%)   (0.61%)    0.01%
Ratio of Expenses to Average Net
  Assets excluding country tax
  expense and interest expense............     2.10%     2.10%     2.10%     2.10%     2.10%
---------------------------------------------------------------------------------------------

(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.

#    CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


                                      18       SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights                THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
                                    HIGHLIGHTS FOR ONE SHARE OF THE FUND
                                    OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                                    AUGUST 1,
                                                       YEAR ENDED JUNE 30,          1995+ TO
                                            --------------------------------------   JUNE 30,
CLASS B SHARES                                2000#     1999#     1998#     1997      1996
                                            --------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD..............................    $ 11.19   $ 11.03   $ 16.99   $ 12.45   $  9.58
                                             -------   -------   -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss.............      (0.06)     0.02     (0.08)    (0.03)     0.03
  Net Realized and Unrealized Gain/Loss..       2.57      0.22     (2.65)     6.28      2.84
                                             -------   -------   -------   -------   -------
Total From Investment Operations.........       2.51      0.24     (2.73)     6.25      2.87
                                             -------   -------   -------   -------   -------
DISTRIBUTIONS
  Net Investment Income..................         --     (0.01)       --        --        --
  In Excess of Net Investment Income.....         --     (0.02)       --     (0.08)       --
  Net Realized Gain......................         --        --     (1.92)    (1.63)       --
  In Excess of Net Realized Gain.........         --     (0.05)    (1.31)       --        --
                                             -------   -------   -------   -------   -------
Total Distributions......................         --     (0.08)    (3.23)    (1.71)       --
                                             -------   -------   -------   -------   -------
NET ASSET VALUE, END OF PERIOD...........    $ 13.70  $  11.19  $  11.03  $  16.99   $ 12.45
                                             =======   =======   =======   =======   =======
TOTAL RETURN (1).........................     22.32%     2.47%   (17.82%)   56.17%    29.26%*
                                             =======   =======   =======   =======   =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)........    $19,635   $18,570   $24,206   $14,314   $ 2,041
Ratio of Expenses to Average
  Net Assets.............................      2.92%     2.96%     2.99%     2.99%    2.87%
Ratio of Net Investment Income/Loss
  to Average Net Assets..................     (0.47%)    0.20%    (0.58%)   (0.78%)   0.88%
Portfolio Turnover Rate..................        78%      163%      249%      241%     131%*
----------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net Investment
    Income/Loss..........................      $0.03     $0.02     $0.02     $0.02    $0.04
Ratios Before Expense Reductions:
  Expenses to Average Net Assets.........      3.13%     3.20%     3.16%     3.55%    3.89%
  Net Investment Income/Loss to
    Average Net Assets...................     (0.68%)   (0.04%)   (0.73%)   (1.34%)  (0.14%)
Ratio of Expenses to Average Net
  Assets excluding country tax
  expense and interest expense...........      2.85%     2.85%     2.85%     2.85%    2.85%
----------------------------------------------------------------------------------------------

*    NON-ANNUALIZED

+    THE FUND BEGAN OFFERING CLASS B SHARES ON AUGUST 1, 1995

(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.

#    CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS     19

Financial Highlights                THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
                                    HIGHLIGHTS FOR ONE SHARE OF THE FUND
                                    OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                           YEAR ENDED JUNE 30,
                                            --------------------------------------------------
CLASS C SHARES                                2000#     1999#      1998#    1997     1996
                                            --------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                                  $ 11.18   $ 11.04   $ 17.01   $ 12.43   $  8.99
                                             -------   -------   -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss.............      (0.06)     0.02     (0.11)    (0.07)     0.04
  Net Realized and Unrealized Gain/Loss..       2.57      0.20     (2.63)     6.31      3.40
                                             -------   -------   -------   -------   -------
Total From Investment Operations.........       2.51      0.22     (2.74)     6.24      3.44
                                             -------   -------   -------   -------   -------
DISTRIBUTIONS
  Net Investment Income..................         --     (0.01)       --        --        --
  In Excess of Net Investment Income.....         --     (0.02)       --     (0.03)       --
  Net Realized Gain......................         --        --     (1.92)    (1.63)       --
  In Excess of Net Realized Gain.........         --     (0.05)    (1.31)       --        --
                                             -------   -------   -------   -------   -------
Total Distributions......................         --     (0.08)    (3.23)    (1.66)       --
                                             -------   -------   -------   -------   -------
NET ASSET VALUE, END OF PERIOD...........    $ 13.69   $ 11.18   $ 11.04   $ 17.01   $ 12.43
                                             =======   =======   =======   =======   =======
TOTAL RETURN (1).........................     22.34%     2.28%   (17.86%)   56.04%     38.26%
                                             =======   =======   =======   =======   =======
Ratios and Supplemental Data
Net Assets, End of Period (000's)........    $10,772   $10,387   $14,577   $20,345   $ 6,780
Ratio of Expenses to Average
  Net Assets.............................      2.92%     2.96%     3.00%     2.99%     2.86%
Ratio of Net Investment Income/Loss
  to Average Net Assets..................     (0.47%)    0.23%    (0.77%)   (0.79%)    0.42%
Portfolio Turnover Rate..................        78%      163%      249%      241%      131%
----------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net Investment
    Income/Loss..........................      $0.03     $0.02     $0.02     $0.05     $0.12
Ratios Before Expense Reductions:
  Expenses to Average Net Assets.........      3.13%     3.20%     3.16%     3.56%     4.06%
  Net Investment Income/Loss to
    Average Net Assets...................     (0.68%)   (0.01%)   (0.93%)   (1.36%)   (0.78%)
Ratio of Expenses to Average Net
  Assets excluding country tax
  expense and interest expense...........      2.85%     2.85%     2.85%     2.85%     2.85%
----------------------------------------------------------------------------------------------

(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.

#    CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


                                      20       SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

     The Van Kampen Latin American Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks long-term capital appreciation by investing primarily in equity securities of Latin American issuers and investing in debt securities issued or guaranteed by Latin American governments or governmental entities. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. The Fund commenced operations on July 6, 1994. The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares.

1. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period.
Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the under-

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

lying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares. Distributions from the Fund are recorded on the ex-distribution date.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.
     The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2000, the Fund had an accumulated capital loss carryforward for tax purposes of $17,769,993, which will expire between June 30, 2007 and June 30, 2008. Net realized gains or losses may differ for financial and tax reporting purposes as a result of losses relating to wash sale transactions.
     At June 30, 2000, for federal income tax purposes, cost of long- and short-term investments is $67,280,659, the aggregate gross unrealized appreciation is $10,008,191 and the aggregate gross unrealized depreciation is $9,579,407, resulting in net unrealized appreciation on long- and short-term investments of $428,784.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.
     Due to inherent differences in the recognition of income and expenses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. A permanent difference related to a net operating loss totaling $184,023 has been reclassified from paid in capital in excess of par to accumulated net investment loss. A permanent difference of $129 related to a correction of the prior year net operating loss was reclassified from accumulated net investment loss to paid in capital in excess of par. A permanent difference related to the recognition of net realized losses on foreign currency transactions totaling $119,165 was reclassified from accumulated net investment loss to accumulated net realized loss.
     Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions includes the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions.
     The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc., a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets indicated as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million                                              1.25 of 1%
Next $500 million                                               1.20 of 1%
Over $1 billion                                                 1.15 of 1%

    The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                   CLASS B
                           CLASS A               AND CLASS C
                       MAX. OPERATING          MAX. OPERATING
                        EXPENSE RATIO           EXPENSE RATIO
                            2.10%                   2.85%

     For the period ended June 30, 2000, the Adviser voluntarily waived $125,821 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.
     For the period ended June 30, 2000, the Fund recognized expenses of $4,775 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.
     For the period ended June 30, 2000, the Fund recognized expenses of $6,546 representing Van Kampen's cost of providing legal services to the Fund.
     Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.
     Van Kampen Funds Inc. (the "Distributor") a wholly owned subsidiary of
Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan
Stanley

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.
     The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the period ended June 30, 2000, the Distributor has advised the Fund that it earned initial sales charges of $59,102 for Class A shares and deferred sales charges of $94,375 and $11,810 for Class B shares and Class C shares, respectively.
     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.
     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.
     For the period ended June 30, 2000, the Fund incurred $696 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

3. CAPITAL TRANSACTIONS
The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a CDSC. Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares seven years after the end of the calendar month in which the shares were purchased. For the period ended June 30, 2000, no Class B shares converted to Class A shares. The CDSC will be imposed on most redemptions

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                                         CONTINGENT DEFERRED SALES
                                                        CHARGE ON ASSETS SUBJECT TO
                                                               SALES CHARGE
                                                        ---------------------------
YEAR OF REDEMPTION                                        CLASS B      CLASS C
First............................................         5.00%        1.00%
Second...........................................         4.00%         None
Third............................................         3.00%         None
Fourth...........................................         2.50%         None
Fifth............................................         1.50%         None
Thereafter.......................................          None         None

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

                                                     YEAR ENDED        YEAR ENDED
                                                   JUNE 30, 2000     JUNE 30, 1999*
                                                   -------------     --------------
CAPITAL SHARE TRANSACTIONS
CLASS A:
   Shares:
     Subscribed .............................         2,253,909        2,939,000
     Distributions Reinvested................                --           46,000
     Redeemed................................        (2,506,657)      (3,917,000)
                                                   ------------     ------------
   Net Decrease in Class A Shares
      Outstanding............................          (252,748)        (932,000)
                                                   ============     ============
   Dollars:
     Subscribed..............................      $ 29,534,280     $ 28,926,000
     Distributions Reinvested................                --          389,000
     Redeemed................................       (29,421,115)     (37,394,000)
                                                   ------------     ------------
   Net Increase/Decrease                           $    113,165     $ (8,079,000)
                                                   ============     ============
   Ending Paid in Capital                          $ 46,117,225+    $ 46,039,000+
                                                   ============     ============
CLASS B:
   Shares:
     Subscribed..............................           276,063          386,000
     Distributions Reinvested................                --           15,000
     Redeemed................................          (502,008)        (936,000)
                                                   ------------     ------------
   Net Decrease in Class B Shares
     Outstanding.............................          (225,945)         (535,000)
                                                   ============     ============
   Dollars:
     Subscribed..............................      $  3,511,416     $  3,651,000
     Distributions Reinvested................                --          124,000
     Redeemed................................        (6,134,553)      (8,006,000)
                                                   ------------     ------------
   Net Decrease..............................      $ (2,623,137)    $ (4,231,000)
                                                   ============     ============
   Ending Paid in Capital....................      $ 26,423,794+    $ 29,066,000+
                                                   ============     ============
CLASS C:
   Shares:
     Subscribed..............................           234,457          508,000
     Distributions Reinvested................                --            8,000
     Redeemed................................          (376,362)        (908,000)
                                                   ------------     ------------
   Net Decrease in Class C Shares
    Outstanding..............................          (141,905)        (392,000)
                                                   ============     ============
   Dollars:
     Subscribed..............................      $  3,132,266     $  4,508,000
     Distributions Reinvested................                --           67,000
     Redeemed................................        (4,545,170)      (7,864,000)
                                                   ------------     ------------
   Net Decrease..............................      $ (1,412,904)    $ (3,289,000)
                                                   ============     ============
   Ending Paid in Capital....................      $ 14,054,141+    $ 15,478,000+
                                                   ============     ============

*   AMOUNTS ROUNDED TO THE NEAREST (000).

+   ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX
DIFFERENCES--SEE NOTE 1E.

4. INVESTMENT TRANSACTIONS
For the period ended June 30, 2000, the Fund made purchases of $45,783,070 and sales of $51,366,967 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

5. BORROWINGS
In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered into a $650 million committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rata percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and
Shareholders of Van Kampen Latin American Fund

     We have audited the accompanying statement of assets and liabilities of Van Kampen Latin American Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2000, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Fund's financial statements and financial highlights for the periods ended prior to June 30, 2000, were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those statements.
     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Latin American Fund as of June 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 11, 2000

Van Kampen Funds

THE VAN KAMPEN FAMILY OF FUNDS
GROWTH
   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology
GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Strategic Income
   Tax Managed Global Franchise
   Worldwide High Income
INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return*
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income
CAPITAL PRESERVATION
   Reserve
   Tax Free Money
SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate
TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term
     Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at www.vankampen.com -- to view a prospectus, select DOWNLOAD PROSPECTUS
                                                                   [GRAPHIC]

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.
                                                                   [GRAPHIC]

-    e-mail us by visiting www.vankampen.com and selecting CONTACT US
                                                                   [GRAPHIC]
 * Closed to new investors
** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN LATIN AMERICAN FUND

BOARD OF DIRECTORS

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN*- Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   Chairman, Director, President,
   Chief Executive Officer
STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer
A. THOMAS SMITH III*
   Vice President and Secretary
JOHN L. SULLIVAN*
   Vice President, Chief Financial Officer
   and Treasurer
RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOSEPH P. STADLER*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER AND
ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER
MORGAN STANLEY DEAN WITTER INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN
THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND
TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

For federal income tax purposes, the following is furnished with respect to potential distributions to be paid by the Fund during the remainder of calendar year 2000. During the taxable year ended June 30, 2000, the Fund did not pay any distributions. Provided the Fund makes a distribution in December 2000, the Fund intends to pass through foreign tax credits of $2,633 and has derived gross income from sources within foreign countries amounting to $1,385,23O.

* INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.
-C-   VAN KAMPEN FUNDS INC., 2000. ALL RIGHTS RESERVED.
-SM-  DENOTES A SERVICE MARK OF VAN KAMPEN FUNDS INC.

      THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS IT HAS BEEN PRECEDED OR IS ACCOMPANIED BY AN EFFECTIVE PROSPECTUS OF THE FUND WHICH CONTAINS ADDITIONAL INFORMATION ON HOW TO PURCHASE SHARES, THE SALES CHARGES ON SHARES OF THE FUND, AND OTHER PERTINENT DATA. AFTER DECEMBER 31, 2000, THE REPORT, IF USED WITH PROSPECTIVE INVESTORS, MUST BE ACCOMPANIED BY A QUARTERLY PERFORMANCE UPDATE, IF APPLICABLE.

RESULTS OF SHAREHOLDER VOTES
JUNE 30, 2000

A Joint Special Meeting of the Shareholders of the Latin American
Fund (the "Fund") was held on December 15, 1999. The description of each proposal and number of shares voted are as follows:

1. To elect the following Directors to serve the Fund.

                                               VOTED FOR     WITHHELD
J. Miles Branagan .......................      2,820,708        35,403
Jerry D. Choate .........................      2,820,667        35,445
Linda Hutton Heagy.......................      2,821,562        34,549
R. Craig Kennedy.........................      2,821,366        34,745
Mitchell M. Merin........................      2,821,521        34,591
Jack E. Nelson...........................      2,821,396        34,715
Richard F. Powers, III ..................      2,820,894        35,217
Phillip B. Rooney .......................      2,821,533        34,579
Fernando Sisto ..........................      2,821,278        34,834
Wayne W. Whalen .........................      2,820,062        36,050
Suzanne H. Woolsey ......................      2,821,811        24,300
Paul G. Yovovich*........................      2,821,645        34,467

*  EFFECTIVE APRIL 14, 2000, PAUL G. YOVOVICH RESIGNED FROM THE BOARD OF
   DIRECTORS.

2. To ratify PricewaterhouseCoopers LLP to act as independent public accountants for the Fund.(1)

                                 AFFIRMATIVE      AGAINST       ABSTAIN
                                  2,825,233       12,067        18,811

(1) INDEPENDENT ACCOUNTANTS FOR THE FUND PERFORM AN ANNUAL AUDIT OF THE FUND'S FINANCIAL STATEMENTS. THE BOARD OF DIRECTORS HAS ENGAGED DELOITTE & TOUCHE LLP TO BE THE FUND'S INDEPENDENT ACCOUNTANTS.

PricewaterhouseCoopers LLP, located at 200 East Randolph Drive, Chicago, IL 60601 ("PWC"), ceased being the Fund's independent accountants effective May 18, 2000. The cessation of the client-auditor relationship between the Fund and PWC was based solely on a possible future business relationship by PWC with an affiliate of the Fund's investment adviser.

459, 559, 659                                                   -------------
MSLA ANR 08/00                                                    PRESORTED
VAN KAMPEN FUNDS INC.                                             STANDARD
1 Parkview Plaza                                                U.S. Postage
P.O. Box 5555                                                       PAID
Oakbrook Terrace, Illinois 60181-5555                            VAN KAMPEN
                                                                    FUNDS
                                                                -------------

                                   VAN KAMPEN
                                   VALUE FUND


                                  ANNUAL REPORT
                                  JUNE 30, 2000



                                     [PHOTO]




                                   VAN KAMPEN
                                      FUNDS

                           TABLE OF CONTENTS

                                    OVERVIEW
                      LETTER TO SHAREHOLDERS     1
                           ECONOMIC SNAPSHOT     2

                         PERFORMANCE SUMMARY
                           RETURN HIGHLIGHTS     4
              GROWTH OF A $10,000 INVESTMENT     5

                       PORTFOLIO AT A GLANCE
                            TOP TEN HOLDINGS     6
                            TOP FIVE SECTORS     6
            Q&A WITH YOUR PORTFOLIO MANAGERS     7
                           GLOSSARY OF TERMS    10

                              BY THE NUMBERS
                     YOUR FUND'S INVESTMENTS    11
                        FINANCIAL STATEMENTS    16
               NOTES TO FINANCIAL STATEMENTS    22
              REPORT OF INDEPENDENT AUDITORS    29

                            VAN KAMPEN FUNDS
              THE VAN KAMPEN FAMILY OF FUNDS    30
       FUND OFFICERS AND IMPORTANT ADDRESSES    31
                RESULTS OF SHAREHOLDER VOTES    32


IT IS TIMES LIKE THESE WHEN MONEY-MANAGEMENT EXPERIENCE MAY MAKE A DIFFERENCE.


               -------------------------------------------------------
               NOT FDIC INSURED.  MAY LOSE VALUE.   NO BANK GUARANTEE.
               -------------------------------------------------------

LETTER TO SHAREHOLDERS
JULY 20, 2000

Dear Shareholder,

Whether you have held your fund for years or just joined the Van Kampen family of shareholders in the last few months, you are likely to have questions and even some concerns about how recent market volatility has affected your investment. I encourage you to review the following Q&A in which your portfolio manager provides an update on how your fund is being managed in this environment.

It is times like these when money-management experience may make a difference. Toward that end, you should know that Van Kampen is one of the nation's oldest investment-management firms, with a history of money management dating back to 1926. Our portfolio managers have invested in all types of market conditions--during bull and bear markets, periods of inflation and rising interest rates, and now a technology revolution. We have managed money long enough to understand short-term market volatility and the value of investing for the long term.

OVERVIEW

As we move through the second half of 2000, count on us to continue to draw on the wisdom of our 74 years of experience. Along those lines, Van Kampen's "Generations of Experience" is the theme of a national advertising campaign that we recently kicked off. The message emphasizes our depth of investment-management history, as well as our firm belief that with the right investments, anyone can realize life's true wealth.


Sincerely,

/s/ Richard F. Powers, III

Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH

Beginning in the second quarter of 2000, evidence of slower economic growth in the United States emerged. However, analysts believe it may have been premature to assume that the U.S. economy has slowed to a sustainable, noninflationary pace, with the Gross Domestic Product (GDP), a measure of economic growth, up
5.2 percent annualized in the second quarter of 2000.

CONSUMER SPENDING AND EMPLOYMENT

Consumer spending remained the main engine of growth behind the U.S. economy. Living standards and spending habits were boosted by strong gains in real income, and individual wealth increased substantially, primarily due to a buoyant stock market. Nonetheless, data released in the second quarter of 2000 reflected a minor decrease in the spending of individuals. In June, the Consumer Price Index (CPI), the leading inflation indicator, rose higher than expected--0.6 percent more than the previous month. That heightened concerns about inflation, and the prospect of additional Federal Reserve Board interest-rate increases.

The U.S. labor market was still robust during this time, and job insecurity continued to decline. Solid employment growth was accompanied by unusually large gains in productivity, which limited the rise in unit labor costs across the whole economy. Given the high employment numbers and strong levels of productivity, analysts believe an increase in interest rates to ward off inflation and further slow the economy is possible.

INTEREST RATES AND INFLATION

During the past few months, persistent strength in consumer spending accompanied by a very tight labor market, resulted in some inflation. The CPI reached a level of 2.7 percent in January 2000 and 3.7 percent in June 2000, clearly demonstrating signs of inflation.

Since June 1999, the Federal Reserve has increased the federal funds rate six times by a total of 175 basis points to lower economic growth and decrease any future fears of inflation. These increases in interest rates helped slow the interest-sensitive auto and housing markets.

Many observers believe interest rates could be lifted further in coming months. While markets have experienced much short-term volatility, the market's outlook could improve once interest-rate hikes cease.

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(JUNE 30, 1998 - JUNE 30, 2000)

                                     [CHART]

Jun-98         2.1%
Sep-98         3.8%
Dec-98         5.9%
Mar-99         3.5%
Jun-99         2.5%
Sep-99         5.7%
Dec-99         8.3%
Mar-00         4.8%
Jun-00         5.2%

SOURCE: BUREAU OF ECONOMIC ANALYSIS


INTEREST RATES AND INFLATION
(JUNE 30, 1998 - JUNE 30, 2000)

                                    [CHART]

MONTH             INTEREST RATES          INFLATION
-----             --------------          ---------
Jun-98                 5.500                1.70
Jul-98                 5.500                1.70
Aug-98                 5.500                1.60
Sep-98                 5.250                1.50
Oct-98                 5.000                1.50
Nov-98                 4.750                1.50
Dec-98                 4.750                1.60
Jan-99                 4.750                1.70
Feb-99                 4.750                1.60
Mar-99                 4.750                1.70
Apr-99                 4.750                2.30
May-99                 4.750                2.10
Jun-99                 5.000                2.00
Jul-99                 5.000                2.10
Aug-99                 5.250                2.30
Sep-99                 5.250                2.60
Oct-99                 5.250                2.60
Nov-99                 5.500                2.60
Dec-99                 5.500                2.70
Jan-00                 5.500                2.70
Feb-00                 5.750                3.20
Mar-00                 6.000                3.70
Apr-00                 6.000                3.00
May-00                 6.500                3.10
Jun-00                 6.500                3.70

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENT CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

                              PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF JUNE 30, 2000)

                                              A SHARES    B SHARES     C SHARES
--------------------------------------------------------------------------------
One-year total return based on NAV(1)          -16.56%     -17.16%       -17.17%
--------------------------------------------------------------------------------
One-year total return(2)                       -21.33%     -21.30%       -18.00%
--------------------------------------------------------------------------------
Life-of-Fund average annual total return(2)     -3.89%      -3.64%        -2.71%
--------------------------------------------------------------------------------
Commencement date                              7 /7/97      7/7/97        7/7/97
--------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER.

(2) STANDARDIZED TOTAL RETURN. ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE.

     SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE WITH MARKET CONDITIONS.

     BECAUSE THE PRICES OF COMMON STOCKS AND OTHER SECURITIES FLUCTUATE, THE VALUE OF AN INVESTMENT IN THE FUND WILL VARY UPON THE FUND'S INVESTMENT PERFORMANCE.

     MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

GROWTH OF A $10,000 INVESTMENT
(JULY 7, 1997 - JUNE 30, 2000)

                                    [CHART]

                                                Standard & Poor's 500 Index
                                                MEASURES THE PERFORMANCE OF 500
                                                WIDELY HELD COMMON STOCKS FROM
                      VALUE FUND                83 INDUSTRIAL GROUPS.
                      ----------                -------------------------------
 7/97                   $9,500                          $10,000
 9/97                   $9,849                          $10,429
12/97                   $9,598                          $10,727
 3/98                  $10,464                          $12,221
 6/98                  $10,060                          $12,623
 6/99                  $10,646                          $15,495
 6/00                   $8,375                          $16,618

Fund's Total Return
1 Year Total Return     -21.33%
Inception Avg. Annual    -3.89%

THIS CHART COMPARES YOUR FUNDOS PERFORMANCE TO THAT OF THE STANDARD & POOR'S 500 INDEX OVER TIME.

THIS IS AN UNMANAGED BROAD-BASED, STATISTICAL COMPOSITE THAT DOES NOT INCLUDE ANY COMMISSIONS OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER THE PERFORMANCE OF THIS INDEX. THE HISTORICAL PERFORMANCE OF THE INDEX IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY; IT IS NOT MEANT TO FORECAST, IMPLY, OR GUARANTEE THE FUTURE PERFORMANCE OF ANY INVESTMENT VEHICLE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

THE ABOVE CHART REFLECTS THE PERFORMANCE OF CLASS A SHARES OF THE FUND. THE PERFORMANCE OF CLASS A SHARES WILL DIFFER FROM THAT OF OTHER SHARE CLASSES OF THE FUND BECAUSE OF THE DIFFERENCE IN SALES CHARGES AND/OR EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT SHARE CLASSES. THE FUND'S PERFORMANCE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS, AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES).

WHILE PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THE ABOVE INFORMATION PROVIDES A BROADER VANTAGE POINT FROM WHICH TO EVALUATE THE DISCUSSION OF THE FUND'S PERFORMANCE FOUND IN THE FOLLOWING PAGES.

                              PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS
(AS A PERCENTAGE OF NET ASSETS--JUNE 30, 2000)


1.   HEALTHSOUTH                  5.5%
     Provides rehabilitative health-care and outpatient services in the United States, Australia, Puerto Rico, and the United Kingdom.


2.   TENET HEALTHCARE             4.0%
     Owns and operates hospitals in the United States and Spain.


3.   FOUNDATION HEALTH SYSTEMS    4.0%
     Provides health-care and medical coverage in the United States.


4.   WASHINGTON MUTUAL            3.2%
     Provides financial services in the western and southern United States.


5.   HCA-HEALTHCARE               3.1%
     Operates hospitals and related health- care facilities in the United States, Switzerland, and the United Kingdom.

6.   SBC COMMUNICATIONS           2.8%
     Offers telecommunication, Internet access, and cable-television services in the United States.

7.   NABORS INDUSTRIES            2.7%
     Offers drilling, engineering, and other services to petroleum producers around the world.

8.   EATON                        2.7%
     Manufactures equipment and parts for the aerospace, automotive, and marine industries.

9.   HONEYWELL                    2.5%
     Manufactures products for the aerospace, automation, power, and transportation industries worldwide.

10.  PNC BANK                     2.4%
     Offers consumer and corporate banking services in the United States.

TOP FIVE SECTORS*
(AS A PERCENTAGE OF NET ASSETS--JUNE 30, 2000)

                                    [CHART]

Health Care                                                20.7%
Financial Services                                         18.2%
Heavy Industry/Transportation                              14.0%
Utilities                                                  12.7%
Technology                                                  9.2%

* THESE SECTORS REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH MANAGEMENT TEAM OF THE VAN KAMPEN VALUE FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2000. THE TEAM INCLUDES RICHARD BEHLER, NICHOLAS KOVICH, AND ROBERT MARCIN, PORTFOLIO MANAGERS, MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT. THEY HAVE MANAGED THE FUND SINCE ITS INCEPTION IN 1997. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

Q HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT IN WHICH THE FUND OPERATED, AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?


A Overall, it was an extremely volatile period for the markets, which generally continued to favor growth stocks over value. (There can be no assurance that growth stocks will continue to be favored over value stocks in the future.) After climbing for most of the reporting period, both the Standard & Poor's 500 Index and the NASDAQ fell sharply beginning in late March due to concerns about technology stocks' high valuations and the effects of continued interest-rate increases on U.S. corporate earnings.

     As technology stocks began to falter, some investors looked to traditional value sectors for relatively strong performance potential with less volatility than growth sectors. However, this short-lived rally was not enough to help value stocks recover losses from earlier in the year. Within the value universe, stocks with higher valuations performed better than stocks with lower valuations. The fund, which invests primarily in low-valuation stocks, declined
16.56 percent for the 12-month period ended June 30, 2000 (CLASS A SHARES AT NET ASSET VALUE; IF THE MAXIMUM SALES CHARGE OF 5.75 PERCENT WERE INCLUDED, THE RETURN WOULD HAVE BEEN LOWER). AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. BY COMPARISON, THE S&P 500 INDEX RETURNED 7.25 PERCENT. OF COURSE, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE S&P 500 INDEX IS AN UNMANAGED, BROAD-BASED INDEX THAT MEASURES THE PERFORMANCE OF 500 STOCKS FROM 83 INDUSTRIAL GROUPS AND REFLECTS THE GENERAL PERFORMANCE OF THE STOCK MARKET. THIS INDEX IS A STATISTICAL COMPOSITE THAT DOES NOT INCLUDE ANY COMMISSIONS OR SALES CHARGES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTED. SUCH COSTS WOULD LOWER THE PERFORMANCE OF THE INDEX. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. PLEASE REFER TO THE CHART AND FOOTNOTES ON PAGE 4 FOR ADDITIONAL FUND PERFORMANCE RESULTS.

Q    WHAT WAS YOUR STRATEGY FOR MANAGING THE FUND IN THIS ENVIRONMENT?

A Although growth has significantly outperformed value in recent years, we have maintained our value-oriented, broadly diversified approach to investing. As value investors, we look for solid companies that may be temporarily out of favor in the marketplace, meaning they may have sound business fundamentals, but their stock prices are lower than what we believe they should be. These companies may be out of favor for a number of reasons, including an overreaction by investors to unfavorable news or the cyclical nature of the company (which means that its earnings are sensitive to general economic trends).

     In this rising interest-rate environment, we sought to limit the fund's exposure to interest-rate sensitive areas of the market. Therefore, we tried to find a balance between cyclical and noncyclical stocks that would have appreciation potential in a rising-rate environment. Cyclical sectors we liked were consumer durables, capital goods, and financial services, because stock prices in these sectors generally have not fallen as much as other cyclical sectors during recessions. We looked to the health-care sector, particularly health maintenance organization (HMO) and hospital stocks, to find noncyclical opportunities at attractive prices.

Q HOW DID THIS STRATEGY AFFECT THE FUND'S PERFORMANCE THROUGH THE END OF THE REPORTING PERIOD?

A It's been challenging for the fund to perform in an unfavorable market environment. Generally speaking, investors have been avoiding the types of stocks that fit the fund's investment criteria, and because we have remained true to the fund's philosophy, we did not invest in stocks the market has rewarded over the past few years. Consequently, the fund's performance has suffered.

Q    HOW DID YOU STRUCTURE THE FUND'S PORTFOLIO?

A The fund owned large positions in several HMOs, including Tenet Healthcare, Aetna, and Foundation Health, and health-care services provider HEALTHSOUTH, all of which helped performance. In order to lock in profits, we sold Wellpoint and Universal, two HMOs, and Health Management Associates, a hospital chain, when their stock prices went up.

     We also liked companies with strong consumer brands. We believe that these companies' stocks may not fall as far in a recession as would stocks of companies that do not have a strong presence among consumers. We invested in two building materials companies--Masco, a kitchen and bathroom cabinet and faucet manufacturer, and Black & Decker, the leading power tools manufacturer--because we believed both stocks were available at good bargains. Other consumer brands we purchased or added to included Liz Claiborne, an upscale clothing retailer, and Tricon Global, the restaurant chain that owns Taco Bell, Pizza Hut, and KFC.

     We also increased the fund's allocation in telecommunications. Investors typically consider utility stocks to be value stocks. However, advances in the telecommunications industry have helped the growth potential of older, more traditional utility companies. The fund owned AT&T, Bell Atlantic, GTE, and SBC Communications because we felt these companies were available at attractive prices.

     Of course, not all of the stocks in the fund performed as favorably, nor is there any guarantee that any of the stocks mentioned above will continue to perform as well or will be held in the portfolio in the future. For additional fund highlights, please refer to page 6.

Q    WHAT IS YOUR OUTLOOK FOR THE FUND AND THE MARKETS IN THE MONTHS AHEAD?

A We're going to watch the economy closely to see if the Federal Reserve Board can slow growth without causing a recession. A slower economy would not be able to sustain the record-breaking growth of recent years and may stimulate investors to buy value stocks. More interest in value stocks may help narrow the performance gap between growth and value.

     In the meantime, we continue to believe that the companies represented in the fund's portfolio are strong businesses that will attain their true worth over time. We believe the market eventually will return to historically "normal" levels, and when that happens, we think the companies in which the fund invests may be rewarded by the market.

GLOSSARY OF TERMS                   A HELPFUL GUIDE TO SOME OF THE COMMON TERMS
                                    YOU'RE LIKELY TO SEE IN THIS REPORT AND
                                    OTHER FINANCIAL PUBLICATIONS.

CLASS A SHARES: A division of mutual fund shares, which are generally divided into three groupings, called Class A, Class B, and Class C shares. The specific features of each are dependent on varying fees and sales charges. In most cases, Class A shares will have no redemption fee (contingent deferred sales charge).

CYCLICAL STOCKS: Stocks within industries where earnings tend to rise quickly when the economy strengthens and fall quickly when the economy weakens. Examples of cyclical stocks include housing, automobile, and paper companies.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

NONCYCLICAL STOCKS: Also referred to as defensive stocks are stocks within industries which are typically less sensitive to changes in the economy. These include utilities, grocery stores, and pharmaceutical companies.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VALUE INVESTING: A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below what value investors believe they are actually worth.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS           THE FOLLOWING PAGES DETAIL YOUR FUND'S
JUNE 30, 2000                     PORTFOLIO OF INVESTMENTS AT THE END OF THE
                                  REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                 SHARES          VALUE
COMMON STOCKS 99.7%
BASIC RESOURCES 6.8%
BASIC CHEMICALS 4.6%
Dow Chemical Co. ......................................     42,000      $ 1,267,875
E.I. du Pont de Nemours & Co. .........................     28,900        1,264,375
IMC Global, Inc. ......................................     87,900        1,142,700
PPG Industries, Inc. ..................................     28,300        1,254,044
Praxair, Inc. .........................................     37,100        1,388,931
                                                                        -----------
                                                                          6,317,925
                                                                        -----------
SPECIALTY CHEMICALS  2.2%
Engelhard Corp. .......................................    125,000        2,132,813
Lubrizol Corp. ........................................     44,700          938,700
                                                                        -----------
                                                                          3,071,513
                                                                        -----------
TOTAL BASIC RESOURCES ............................................        9,389,438
                                                                        -----------

BEVERAGES & PERSONAL PRODUCTS  1.4%
PERSONAL PRODUCTS  1.4%
Fortune Brands, Inc. ..................................     82,800        1,909,575
                                                                        -----------

CONSUMER DURABLES  5.7%
AUTOMOBILES  1.9%
Ford Motor Co. ........................................     58,130        2,499,590
General Motors Corp. ..................................      3,069          178,170
                                                                        -----------
                                                                          2,677,760
                                                                        -----------
AUTOMOTIVE  0.5%
Delphi Automotive Systems Corp. .......................     47,100          685,894
                                                                        -----------
BUILDING & HOUSING  0.8%
Masco Corp. ...........................................     34,500          623,156
Owens Corning .........................................     38,520          356,310
                                                                        -----------
                                                                            979,466
                                                                        -----------
FURNISHING & APPLIANCES  2.5%
Maytag Corp. ..........................................     59,500        2,194,062
Whirlpool Corp. .......................................     27,600        1,286,850
                                                                        -----------
                                                                          3,480,912
                                                                        -----------
TOTAL CONSUMER DURABLES ..........................................        7,824,032
                                                                        -----------
CONSUMER SERVICES  1.8%
ENTERTAINMENT & LEISURE  1.8%
Harrah's Entertainment, Inc. (a) ......................    115,200        2,412,000
                                                                        -----------

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                           MARKET
DESCRIPTION                                                 SHARES          VALUE
ENERGY  8.5%
OIL-DOMESTIC &
CRUDE  2.4%
Conoco, Inc.'B' .......................................     35,600      $   874,425
Tosco Corp. ...........................................     87,100        2,466,019
                                                                        -----------
                                                                          3,340,444
                                                                        -----------
OIL-INTERNATIONAL  2.4%
Exxon Mobil Corp. .....................................     21,100        1,656,350
Texaco, Inc. ..........................................     30,000        1,597,500
                                                                        -----------
                                                                          3,253,850
                                                                        -----------
OIL-OFFSHORE DRILLING  2.7%
Nabors Industries, Inc. (a) ...........................     89,000        3,699,062
                                                                        -----------
OIL-WELL EQUIPMENT & SERVICES  1.0%
Halliburton Co. .......................................     29,000        1,368,438
                                                                        -----------
TOTAL ENERGY .....................................................       11,661,794
                                                                        -----------
FINANCIAL SERVICES  18.2%
BANKS  12.2%
Chase Manhattan Corp. .................................     61,860        2,849,426
First Union Corp. (N.C.) ..............................     44,800        1,111,600
Firstar Corp. .........................................     37,200          783,525
FleetBoston Financial Corp. ...........................     77,197        2,624,698
PNC Bank Corp. ........................................     69,700        3,267,188
Washington Mutual, Inc. ...............................    150,550        4,347,131
Wells Fargo Co. .......................................     44,000        1,705,000
                                                                        -----------
                                                                         16,688,568
                                                                        -----------
CREDIT & FINANCE  1.1%
Household International, Inc. .........................     23,100          960,094
SLM Holding Corp. .....................................     15,000          561,562
                                                                        -----------
                                                                          1,521,656
                                                                        -----------
INSURANCE  4.9%
Allstate Corp. ........................................     23,900          531,775
American General Corp. ................................     50,000        3,050,000
AXA Financial, Inc. ...................................     45,400        1,543,600
Hartford Financial Services Group .....................     29,340        1,641,205
                                                                        -----------
                                                                          6,766,580
                                                                        -----------
TOTAL FINANCIAL SERVICES .........................................       24,976,804
                                                                        -----------
HEALTH CARE  20.7%
HEALTH SERVICES  18.7%
Cigna Corp. ...........................................     29,900        2,795,650
Foundation Health Systems 'A' (a) ......................    424,100        5,513,300
HCA-The Healthcare Company ............................    139,770        4,245,514
HEALTHSOUTH Corp. (a) .................................  1,048,900        7,538,968

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                           MARKET
DESCRIPTION                                                 SHARES          VALUE
HEALTH CARE (CONTINUED)
HEALTH SERVICES (CONTINUED)
Tenet Healthcare Corp. (a) ............................    205,800      $ 5,556,600
Visteon Corp. (a) .....................................      7,609           92,262
                                                                        -----------
                                                                         25,742,294
                                                                        -----------
HEALTH TECHNOLOGY  2.0%
Beckman Coulter, Inc. .................................     46,930        2,739,539
                                                                        -----------
TOTAL HEALTH CARE ................................................       28,481,833
                                                                        -----------
HEAVY INDUSTRY/TRANSPORTATION  14.0%
AEROSPACE  0.1%
General Motors Corp.'H' (a) ...........................      1,077           94,521
                                                                        -----------
AIR TRANSPORTATION  0.3%
Delta Airlines, Inc. ..................................     10,000          505,625
                                                                        -----------
ELECTRICAL EQUIPMENT  2.5%
Honeywell International, Inc. .........................    100,900        3,399,069
                                                                        -----------
MACHINERY  8.4%
Cooper Industries, Inc. ...............................     36,700        1,195,044
Cummins Engine Co., Inc. ..............................     42,900        1,169,025
Deere & Co. ...........................................     38,600        1,428,200
Eaton Corp. ...........................................     54,700        3,664,900
Ingersoll-Rand Co. ....................................     34,100        1,372,525
Navistar International Corp. (a) ......................     15,400          478,362
Parker-Hannifin Corp. .................................     65,125        2,230,531
                                                                        -----------
                                                                         11,538,587
                                                                        -----------
MISCELLANEOUS INDUSTRIALS  2.7%
Dover Corp. ...........................................     37,700        1,529,206
FMC Corp. (a) .........................................     38,510        2,233,580
                                                                        -----------
                                                                          3,762,786
                                                                        -----------
TOTAL HEAVY INDUSTRY/TRANSPORTATION...............................       19,300,588
                                                                        -----------
RETAIL  0.7%
APPAREL  0.7%
VF Corp. ..............................................     43,400        1,033,463
                                                                        -----------
TECHNOLOGY  9.2%
ELECTRONICS  3.6%
Arrow Electronics, Inc. (a) ...........................     43,000        1,333,000
Avnet, Inc. ...........................................     26,400        1,564,200
Motorola, Inc. ........................................     70,700        2,054,718
                                                                        -----------
                                                                          4,951,918
                                                                        -----------

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                           MARKET
DESCRIPTION                                                 SHARES          VALUE
TECHNOLOGY (CONTINUED)
COMPUTERS & OFFICE EQUIPMENT  2.5%
Compaq Computer Corp....................................    42,700      $ 1,091,519
International Business Machines Corp....................    14,000        1,533,875
Quantum Corp.-DLT & Storage Systems (a).................    80,400          778,875
                                                                        -----------
                                                                          3,404,269
                                                                        -----------
SOFTWARE & SERVICES  3.1%
Computer Associates International, Inc..................    29,500        1,510,031
First Data Corp.........................................    57,300        2,843,513
                                                                        -----------
                                                                          4,353,544
                                                                        -----------
TOTAL TECHNOLOGY........................................                 12,709,731
                                                                        -----------
UTILITIES  12.7%
ELECTRIC POWER  4.7%
Cinergy Corp............................................    35,200          895,400
Dominion Resources, Inc.................................    17,400          746,025
Duke Energy Corp........................................    17,300          975,287
Edison International....................................    39,600          811,800
FPL Group, Inc..........................................    15,200          752,400
PG&E Corp...............................................    33,900          834,787
Southern Co.............................................    33,400          778,638
TXU Corp................................................    22,400          660,800
                                                                        -----------
                                                                          6,455,137
                                                                        -----------
NATURAL GAS PIPELINES  1.3%
Coastal Corp............................................    29,900        1,820,163
                                                                        -----------
TELEPHONE SERVICES  6.7%
Bell Atlantic Corp......................................    52,100        2,647,331
BellSouth Corp..........................................    24,700        1,052,838
GTE Corp................................................    27,600        1,718,100
SBC Communications, Inc.................................    87,700        3,793,025
                                                                        -----------
                                                                          9,211,294
                                                                        -----------
TOTAL UTILITIES........................................                  17,486,594
                                                                        -----------
TOTAL LONG-TERM INVESTMENTS 99.7%
    (Cost $140,473,535)................................                 137,185,852
                                                                        -----------

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                            PAR         MARKET
DESCRIPTION                                                VALUE        VALUE
SHORT-TERM INVESTMENT  0.9%
REPURCHASE AGREEMENT  0.9%
Chase Securities, Inc. 6.15%, dated                     $1,199,000
6/30/00,  due 7/3/00,  to be repurchased at $1,199,614,
collateralized  by $1,275,000 U.S. Treasury Notes 5.50%,
due 5/15/09, valued at $1,228,781
    (Cost $1,199,000).................................                  $ 1,199,000
                                                                        -----------
TOTAL INVESTMENTS  100.6%
    (Cost $141,672,535)...............................                  138,384,852

LIABILITIES IN EXCESS OF OTHER ASSETS  -0.6%..........                     (835,760)
                                                                       ------------
NET ASSETS  100% .....................................                 $137,549,092
                                                                       ============

(a)  NON-INCOME PRODUCING SECURITY

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000

ASSETS:
Investments at Value (Cost $141,672,535)............................   $138,384,852
Cash................................................................            608
Receivable for:
  Dividends.........................................................        144,359
  Fund Shares Sold..................................................         90,488
  Interest..........................................................            205
Deferred Organizational Costs.......................................          2,546
Other...............................................................          4,999
                                                                       ------------
  Total Assets .....................................................    138,628,057
                                                                       ------------
LIABILITIES:
Payable for:
  Fund Shares Redeemed..............................................        628,929
  Distribution Fees.................................................        164,774
  Investment Advisory Fees..........................................         89,629
  Shareholder Reporting Expenses....................................         60,525
  Professional Fees.................................................         38,201
  Directors' Fees and Expenses......................................         35,711
  Administrative Fees...............................................         31,421
  Transfer Agent Fees...............................................         17,956
  Custody Fees......................................................         11,819
                                                                       ------------
  Total Liabilities.................................................      1,078,965
                                                                       ------------
NET ASSETS                                                             $137,549,092
                                                                       ============
NET ASSETS CONSIST OF:
Capital Stock at Par ($.001 par value, Shares Authorized 2,625,000,000)$     15,260
Paid in Capital in Excess of Par....................................    170,952,250
Accumulated Net Investment Income...................................          4,600
Net Unrealized Depreciation on Investments..........................     (3,287,683)
Accumulated Net Realized Loss.......................................    (30,135,335)
                                                                       ------------
NET ASSETS .........................................................   $137,549,092
                                                                       ============
  Class A Shares:
     Net Asset Value and Redemption Price Per Share (Based on Net Assets
     of $52,610,696 and 5,799,087 Shares Outstanding)...............   $       9.07
                                                                       ============
     Maximum Sales Charge ..........................................          5.75%
     Maximum Offering Price Per Share (Net Asset Value Per
     Share x 100/ (100% - maximum sales charge)) ...................   $       9.62
                                                                       ============
  Class B Shares:
     Net Asset Value and Offering Price Per Share (Based on Net Assets
     of $70,353,310 and 7,836,108 Shares Outstanding)*..............   $       8.98
                                                                       ============
  Class C Shares:
     Net Asset Value and Offering Price Per Share (Based on Net Assets
     of $14,585,086 and 1,625,121 Shares Outstanding)*..............   $       8.97
                                                                       ============

* REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.

                                               SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 2000

INVESTMENT INCOME:
Dividends...........................................................   $  3,371,536
Interest............................................................        171,875
                                                                       ------------
  Total Income .....................................................      3,543,411
                                                                       ------------
EXPENSES:
Investment Advisory Fees............................................      1,462,823
Distribution Fees (Attributed to Classes A, B and C of $171,983, $939,141
  and $202,723, respectively) ......................................      1,313,847
Administrative Fees.................................................        463,813
Shareholder Reports.................................................        152,512
Transfer Agent Fees.................................................        107,170
Professional Fees...................................................         46,809
Filing and Registration Fees........................................         33,251
Custodian Fees......................................................         31,003
Directors' Fees and Expenses........................................         23,862
Amortization of Organizational Costs................................          1,266
Other...............................................................         10,342
                                                                       ------------
     Total Expenses ................................................      3,646,698
     Less Expense Reductions........................................       (127,565)
                                                                       ------------
     Net Expenses ..................................................      3,519,133
                                                                       ------------
NET INVESTMENT INCOME ..............................................   $     24,278
                                                                       ============
NET REALIZED GAIN/LOSS ON:
Investments.........................................................   $(20,783,017)
                                                                       ------------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period...........................................     17,334,342
                                                                       ------------
  End of the Period:
     Investments....................................................     (3,287,683)
                                                                       ------------
Net Change in Unrealized
Appreciation/Depreciation...........................................    (20,622,025)
                                                                       ------------
NET REALIZED GAIN/LOSS AND NET CHANGE IN UNREALIZED
     APPRECIATION/DEPRECIATION .....................................   $(41,405,042)
                                                                       ============
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS................   $(41,380,764)
                                                                       ============

                                               SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED JUNE 30, 2000

                                                       YEAR ENDED     YEAR ENDED
                                                     JUNE 30, 2000  JUNE 30, 1999*
                                                     -------------  -------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Income...............................  $     24,278    $   758,000
Net Realized Loss...................................   (20,783,017)    (9,132,000)
Net Change in Unrealized Appreciation/Depreciation..   (20,622,025)    16,113,000
                                                      ------------    -----------
Net Increase/Decrease in Net Assets Resulting
   from Operations .................................   (41,380,764)     7,739,000
                                                      ------------    -----------
DISTRIBUTIONS:
Net Investment Income:
   Class A..........................................       (61,414)      (601,000)
   Class B..........................................            --        (91,000)
   Class C..........................................            --        (23,000)
In Excess of Net Investment Income:
   Class A..........................................            --         (1,000)
                                                      ------------    -----------
                                                           (61,414)      (716,000)
                                                      ------------    -----------
In Excess of Net Realized Gain:
   Class A..........................................            --     (2,049,000)
   Class B..........................................            --     (2,409,000)
   Class C..........................................            --       (584,000)
                                                      ------------    -----------
                                                                --     (5,042,000)
                                                      ------------    -----------
Net Decrease in Net Assets Resulting from
Distributions                                              (61,414)    (5,758,000)
                                                      ------------    -----------
CAPITAL SHARE TRANSACTIONS:
Subscribed..........................................    30,551,699     63,721,000
Distributions Reinvested............................        57,035      5,042,000
Redeemed............................................  (103,874,481)  (134,239,000)
                                                      ------------    -----------
Net Decrease in Net Assets Resulting from
   Capital Share Transactions ......................   (73,265,747)   (65,476,000)
                                                      ------------    -----------
Total Decrease in Net Assets .......................  (114,707,925)   (63,495,000)
NET ASSETS--Beginning of Period.....................   252,257,017    315,752,000
                                                      ------------    -----------
NET ASSETS--End of Period (Including accumulated/
   distributions in excess of net investment
   income/loss of $4,600 and $(1,000), respectively)  $137,549,092   $252,257,000
                                                      ============   ============

* AMOUNTS ROUNDED TO THE NEAREST (000).

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS                THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
                                    HIGHLIGHTS FOR ONE SHARE OF THE FUND
                                    OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                   YEAR ENDED JUNE 30, JULY 7, 1997* TO
                                                   -------------------
CLASS A SHARES                                        2000#     1999#   JUNE 30, 1998#
                                                   ------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........       $ 10.88   $ 10.53      $  10.00
                                                    -------   -------      --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income......................          0.05      0.07          0.11
  Net Realized and Unrealized Gain/Loss......         (1.85)     0.51          0.56
                                                    -------   -------      --------
Total From Investment Operations.............         (1.80)     0.58          0.67
                                                    -------   -------      --------
DISTRIBUTIONS
  Net Investment Income......................         (0.01)    (0.06)        (0.08)
  In Excess of Net Investment Income.........            --     (0.00)+       (0.01)
  Net Realized Gain..........................            --        --         (0.05)
  In Excess of Net Realized Gain.............            --     (0.17)           --
                                                    -------   -------      --------
Total Distributions..........................         (0.01)    (0.23)        (0.14)
                                                    -------   -------      --------
NET ASSET VALUE, END OF PERIOD...............        $ 9.07   $ 10.88       $ 10.53
                                                    =======   =======      ========
TOTAL RETURN (1).............................        (16.56%)    5.83%         6.74%**
                                                    =======   =======      ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)............       $52,611   $95,208      $137,447
Ratio of Expenses to Average Net Assets......          1.45%     1.45%         1.45%
Ratio of Net Investment Income to
   Average Net Assets .......................          0.49%     0.74%         1.02%
Portfolio Turnover Rate......................           104%       64%           38%**
-----------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
   During the Period
   Per Share Benefit to Net Investment Income         $0.01     $0.00+        $0.01
Ratios Before Expense Reductions:
  Expenses to Average Net Assets.............          1.53%     1.48%         1.60%
  Net Investment Income to Average Net Assets          0.41%     0.73%         0.88%
-----------------------------------------------------------------------------------

*  COMMENCEMENT OF OPERATIONS

** NON-ANNUALIZED

+  AMOUNT IS LESS THAN $0.01 PER SHARE.

(1)TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.

#  CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS                THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
                                    HIGHLIGHTS FOR ONE SHARE OF THE FUND
                                    OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                   YEAR ENDED JUNE 30,  JULY 7, 1997* TO
                                                   --------------------
CLASS B SHARES                                        2000#     1999#   JUNE 30, 1998#
                                                   ------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........       $ 10.84   $ 10.51       $ 10.00
                                                    -------   -------      --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss.................         (0.03)    (0.00)+        0.03
  Net Realized and Unrealized Gain/Loss......         (1.83)     0.51          0.56
                                                    -------   -------      --------
Total From Investment Operations.............         (1.86)     0.51          0.59
                                                    -------   -------      --------
DISTRIBUTIONS
  Net Investment Income......................            --     (0.01)        (0.03)
  In Excess of Net Investment Income.........            --        --         (0.00)+
  Net Realized Gain..........................            --        --         (0.05)
  In Excess of Net Realized Gain.............            --     (0.17)           --
                                                    -------   -------      --------
Total Distributions..........................            --     (0.18)        (0.08)
                                                    -------   -------      --------
NET ASSET VALUE, END OF PERIOD...............        $ 8.98   $ 10.84       $ 10.51
                                                    =======   =======      ========
TOTAL RETURN (1).............................        (17.16%)    5.02%         6.01%**
                                                    =======   =======      ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)............       $70,353  $127,978      $142,741
Ratio of Expenses to Average Net Assets......          2.20%     2.20%         2.20%
Ratio of Net Investment Income/Loss to
  Average Net Assets ........................         (0.26%)   (0.03%)        0.28%
Portfolio Turnover Rate......................           104%       64%           38%**
-----------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net
    Investment Income/Loss...................         $0.01     $0.00+        $0.01
Ratios Before Expense Reductions:
  Expenses to Average Net Assets.............          2.28%     2.23%         2.35%
  Net Investment Income/Loss to Average Net Assets    (0.34%)   (0.05%)        0.14%
-----------------------------------------------------------------------------------

*  COMMENCEMENT OF OPERATIONS

** NON-ANNUALIZED

+  AMOUNT IS LESS THAN $0.01 PER SHARE.

(1)TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.

#  CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS                THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
                                    HIGHLIGHTS FOR ONE SHARE OF THE FUND
                                    OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                   YEAR ENDED JUNE 30,  JULY 7, 1997* TO
                                                   --------------------
CLASS C SHARES                                        2000#     1999#   JUNE 30, 1998#
                                                   ------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........       $ 10.83   $ 10.50       $ 10.00
                                                    -------   -------      --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss.................         (0.03)    (0.00)+        0.03
  Net Realized and Unrealized Gain/Loss......         (1.83)     0.51          0.55
                                                    -------   -------      --------
Total From Investment Operations.............         (1.86)     0.51          0.58
                                                    -------   -------      --------
DISTRIBUTIONS
  Net Investment Income......................            --     (0.01)        (0.03)
  In Excess of Net Investment Income.........            --        --         (0.00)+
  Net Realized Gain..........................            --        --         (0.05)
  In Excess of Net Realized Gain.............            --     (0.17)           --
                                                    -------   -------      --------
Total Distributions..........................            --     (0.18)        (0.08)
                                                    -------   -------      --------
NET ASSET VALUE, END OF PERIOD...............        $ 8.97   $ 10.83       $ 10.50
                                                    =======   =======      ========
TOTAL RETURN (1).............................        (17.17%)    5.13%         5.83%**
                                                    =======   =======      ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)............       $14,585   $29,071       $35,564
Ratio of Expenses to Average Net Assets......          2.20%     2.20%         2.20%
Ratio of Net Investment Income/Loss to
  Average Net Assets ........................         (0.29%)   (0.02%)        0.29%
Portfolio Turnover Rate......................           104%       64%           38%**
-----------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net
    Investment Income/Loss...................         $0.01     $0.00+        $0.01
Ratios Before Expense Reductions:
  Expenses to Average Net Assets.............          2.28%     2.23%         2.35%
  Net Investment Income/Loss to Average Net Assets    (0.37%)   (0.03%)        0.15%
-----------------------------------------------------------------------------------

*  COMMENCEMENT OF OPERATIONS

** NON-ANNUALIZED

+  AMOUNT IS LESS THAN $0.01 PER SHARE.

(1)TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.

#  CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

     The Van Kampen Value Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of common stocks and other equity securities which are deemed by the Fund's investment adviser to be relatively undervalued based upon various measures such as price-to-earnings ratios and price-to-book ratios. The Fund commenced operations on July 7, 1997.

1. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares. Distributions from the Fund are recorded on the ex-distribution date.

D. ORGANIZATIONAL COSTS The organizational costs of the Fund are being amortized on a straight line basis over the 60 month period ending July 6, 2002 beginning with the Fund's commencement of operations. The Adviser has agreed that in the event any of its initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organization costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2000, the Fund had an accumulated capital loss carryforward for tax purposes of $11,748,872, which will expire between June 30, 2007 and June 30, 2008. Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

     At June 30, 2000, for federal income tax purposes, cost of long- and short-term investments is $144,124,492, the aggregate gross unrealized appreciation is $8,663,864 and the aggregate gross unrealized depreciation is $14,403,504, resulting in net unrealized depreciation on long- and short-term investments of $5,739,640.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

F. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.

     Due to inherent differences in the recognition of income and expenses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. A permanent difference related to the recognition of certain expenses that are not deductible for tax purposes totaling $1,263 were reclassified from paid in capital in excess of par to accumulated net investment income. A permanent difference of $41,665 related to a correction of the prior year net operating loss was reclassified from accumulated net realized loss to accumulated net investment income. A permanent difference of $60 related to a correction of prior year amounts was reclassified from paid in capital in excess of par to accumulated net realized loss.

     Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Miller Anderson & Sherrerd LLP (a "Subadviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets indicated as follows:

AVERAGE DAILY NET ASSETS                      % PER ANNUM
First $500 million .......................    .80 of 1%
Next $500 million ........................    .75 of 1%
Over $1 billion ..........................    .70 of 1%

     The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                         CLASS B
                       CLASS A         AND CLASS C
                   MAX. OPERATING     MAX. OPERATING
                    EXPENSE RATIO     EXPENSE RATIO
                        1.45%             2.20%

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

     For the period ended June 30, 2000, the Adviser voluntarily waived $127,565 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

     For the period ended June 30, 2000, the Fund recognized expenses of $13,113 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     For the period ended June 30, 2000, the Fund recognized expenses of $8,301 representing Van Kampen's cost of providing legal services to the Fund.

     Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

     Van Kampen Funds Inc. (the "Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

     The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the period ended June 30, 2000, the Distributor has advised the Fund that it earned initial sales charges of $188,000 for Class A shares and deferred sales charges of $650,399 and $5,595 for Class B shares and Class C shares, respectively.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

     For the period ended June 30, 2000, the Fund incurred $9,708 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

3. CAPITAL TRANSACTIONS
The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a CDSC. Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. For the period ended June 30, 2000, no Class B shares converted to Class A shares. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                                         CONTINGENT DEFERRED SALES
                                                        CHARGE ON ASSETS SUBJECT TO
                                                               SALES CHARGE
                                                        ---------------------------
YEAR OF REDEMPTION                                       CLASS B       CLASS C
First ..........................................          5.00%         1.00%
Second .........................................          4.00%         None
Third ..........................................          3.00%         None
Fourth .........................................          2.50%         None
Fifth ..........................................          1.50%         None
Thereafter .....................................           None         None

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

                                                     YEAR ENDED      YEAR ENDED
                                                   JUNE 30, 2000   JUNE 30, 1999*
                                                   ------------    -------------
CAPITAL SHARE TRANSACTIONS
CLASS A:
   Shares:
     Subscribed ...............................       1,644,231        2,585,000
     Distributions Reinvested .................           6,323          259,000
     Redeemed .................................      (4,598,654)      (7,154,000)
                                                   ------------    -------------
   Net Decrease in Class A Shares Outstanding .      (2,948,100)      (4,310,000)
                                                   ============    =============
   Dollars:
     Subscribed ...............................    $ 15,329,439    $  24,777,000
     Distributions Reinvested .................          57,035        2,427,000
     Redeemed .................................     (42,747,253)     (69,185,000)
                                                   ------------    -------------
   Net Decrease ...............................    $(27,360,779)   $ (41,981,000)
                                                   ============    =============
   Ending Paid in Capital .....................    $ 64,879,338+   $  92,241,000+
                                                   ============    =============
Class B:
   Shares:
     Subscribed ...............................       1,248,877        3,052,000
     Distributions Reinvested .................              --          225,000
     Redeemed .................................      (5,220,030)      (5,046,000)
                                                   ------------    -------------
   Net Decrease in Class B Shares Outstanding .      (3,971,153)      (1,769,000)
                                                   ============    =============
   Dollars:
     Subscribed ...............................    $ 11,612,302    $  29,487,000
     Distributions Reinvested .................              --        2,115,000
     Redeemed .................................     (47,873,105)     (48,333,000)
                                                   ------------    -------------
   Net Decrease ...............................    $(36,260,803)   $ (16,731,000)
                                                   ============    =============
   Ending Paid in Capital .....................    $ 87,382,253+   $ 123,644,000+
                                                   ============    =============
Class C:
   Shares:
     Subscribed ...............................         382,726          988,000
     Distributions Reinvested .................              --           53,000
     Redeemed .................................      (1,441,518)      (1,743,000)
                                                   ------------    -------------
   Net Decrease in Class C Shares
     Outstanding ..............................      (1,058,792)        (702,000)
                                                   ============    =============
   Dollars:
     Subscribed ...............................    $  3,609,958    $   9,457,000
     Distributions Reinvested .................              --          500,000
     Redeemed .................................     (13,254,123)     (16,721,000)
                                                   ------------    -------------
   Net Decrease ...............................    $ (9,644,165)   $  (6,764,000)
                                                   ============    =============
   Ending Paid in Capital .....................    $ 18,707,242+   $  28,352,000+
                                                   ============    =============

* AMOUNTS ROUNDED TO THE NEAREST (000).

+ ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX
  DIFFERENCES--SEE NOTE 1F.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2000

4. INVESTMENT TRANSACTIONS
For the period ended June 30, 2000, the Fund made purchases of $189,112,672 and sales of $261,414,406 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5. BORROWINGS
In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered into a $650 million committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rata percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and
Shareholders of Van Kampen
Value Fund

     We have audited the accompanying statement of assets and liabilities of Van Kampen Value Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2000, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Fund's financial statements and financial highlights for the periods ended prior to June 30, 2000, were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those statements.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Value Fund as of June 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 11, 2000

                                VAN KAMPEN FUNDS

THE VAN KAMPEN
FAMILY OF FUNDS

GROWTH
   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology
GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Strategic Income
   Tax Managed Global Franchise
   Worldwide High Income
INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return*
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income
CAPITAL PRESERVATION
   Reserve
   Tax Free Money
SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate
TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term
     Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at www.vankampen.com -- to view a prospectus, select DOWNLOAD PROSPECTUS [GRAPHIC]

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. central time. Telecommunications Device for the Deaf users, call 1-800-421-2833. [GRAPHIC]

-    e-mail us by visiting www.vankampen.com and selecting CONTACT US [GRAPHIC]

* Closed to new investors
**Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN VALUE FUND

BOARD OF DIRECTORS
J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN*- Chairman
SUZANNE H. WOOLSEY

OFFICERS
RICHARD F. POWERS, III*
   Chairman, Director, President,
   Chief Executive Officer
STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer
A. THOMAS SMITH III*
   Vice President and Secretary
JOHN L. SULLIVAN*
   Vice President, Chief Financial Officer
   and Treasurer
RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOSEPH P. STADLER*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER AND
ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISERS
MORGAN STANLEY DEAN WITTER INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020
MILLER ANDERSON & SHERRERD, LLP
One Tower Bridge
West Conshohocken,
Pennsylvania 19428

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN
THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND
TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

--------------------------------------------------------------------------------
The following information is furnished with respect to the distributions paid by the Fund during its taxable year ended June 30, 2000. For corporate shareholders 100% of the distribution qualifies for the dividends received deduction.
--------------------------------------------------------------------------------
* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

-C-  VAN KAMPEN FUNDS INC., 2000. ALL RIGHTS RESERVED.

-SM- DENOTES A SERVICE MARK OF VAN KAMPEN FUNDS INC.

     THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS IT HAS BEEN PRECEDED OR IS ACCOMPANIED BY AN EFFECTIVE PROSPECTUS OF THE FUND WHICH CONTAINS ADDITIONAL INFORMATION ON HOW TO PURCHASE SHARES, THE SALES CHARGES ON SHARES OF THE FUND, AND OTHER PERTINENT DATA. AFTER DECEMBER 31, 2000, THE REPORT, IF USED WITH PROSPECTIVE INVESTORS, MUST BE ACCOMPANIED BY A QUARTERLY PERFORMANCE UPDATE, IF APPLICABLE.

RESULTS OF
SHAREHOLDER VOTES
JUNE 30, 2000

A Joint Special Meeting of the Shareholders of the Value Fund (the "Fund") was held on December 15, 1999. The description of each proposal and number of shares voted are as follows:

1. To elect the following Directors to serve the Fund.

                                                      VOTED FOR      WITHHELD
J. Miles Branagan                                    14,157,042       136,356
Jerry D. Choate                                      14,155,562       137,836
Linda Hutton Heagy                                   14,155,863       137,535
R. Craig Kennedy                                     14,157,042       136,356
Mitchell M. Merin                                    14,155,381       138,017
Jack E. Nelson                                       14,157,042       136,356
Richard F. Powers, III                               14,156,977       136,421
Phillip B. Rooney                                    14,157,042       136,356
Fernando Sisto                                       14,157,042       136,356
Wayne W. Whalen                                      14,157,042       136,356
Suzanne H. Woolsey                                   14,154,855       138,543
Paul G. Yovovich*                                    14,157,042       136,356

*EFFECTIVE APRIL 14, 2000, PAUL G. YOVOVICH RESIGNED FROM THE BOARD OF
DIRECTORS.

2. To ratify PricewaterhouseCoopers LLP to act as independent public accountants for the Fund.(1)

                                          AFFIRMATIVE      AGAINST       ABSTAIN
                                          14,194,436       34,072        64,889

(1)INDEPENDENT ACCOUNTANTS FOR THE FUND PERFORM AN ANNUAL AUDIT OF THE FUND'S FINANCIAL STATEMENTS. THE BOARD OF DIRECTORS HAS ENGAGED DELOITTE & TOUCHE LLP TO BE THE FUND'S INDEPENDENT ACCOUNTANTS.

PricewaterhouseCoopers LLP, located at 200 East Randolph Drive, Chicago, IL 60601 ("PWC"), ceased being the Fund's independent accountants effective May 18, 2000. The cessation of the client-auditor relationship between the Fund and PWC was based solely on a possible future business relationship by PWC with an affiliate of the Fund's investment adviser.

467, 567, 667                                                   -------------
MSVL ANR 08/00                                                    PRESORTED
VAN KAMPEN FUNDS INC.                                             STANDARD
1 Parkview Plaza                                                U.S. Postage
P.O. Box 5555                                                       PAID
Oakbrook Terrace, Illinois 60181-5555                            VAN KAMPEN
                                                                    FUNDS
                                                                -------------

                                   VAN KAMPEN
                                   WORLDWIDE
                                HIGH INCOME FUND


                                 ANNUAL REPORT

                                 JUNE 30, 2000


                                  [GRAPHIC]



                                   VAN KAMPEN
                                     FUNDS

                           TABLE OF CONTENTS

                                    OVERVIEW
                      LETTER TO SHAREHOLDERS     1
                           ECONOMIC SNAPSHOT     2

                         PERFORMANCE SUMMARY
                           RETURN HIGHLIGHTS     4
              GROWTH OF A $10,000 INVESTMENT     5

                       PORTFOLIO AT A GLANCE
                            TOP TEN HOLDINGS     6
                          TOP FIVE COUNTRIES     6
            Q&A WITH YOUR PORTFOLIO MANAGERS     7
                           GLOSSARY OF TERMS    10

                              BY THE NUMBERS
                     YOUR FUND'S INVESTMENTS    11
                        FINANCIAL STATEMENTS    21
               NOTES TO FINANCIAL STATEMENTS    27
              REPORT OF INDEPENDENT AUDITORS    37

                            VAN KAMPEN FUNDS
              THE VAN KAMPEN FAMILY OF FUNDS    38
       FUND OFFICERS AND IMPORTANT ADDRESSES    39
                RESULTS OF SHAREHOLDER VOTES    40


IT IS TIMES
LIKE THESE
WHEN MONEY-
MANAGEMENT
EXPERIENCE
MAY MAKE
A DIFFERENCE.

      --------------------------------------------------------------------
      NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.
      --------------------------------------------------------------------

LETTER TO SHAREHOLDERS
JULY 20, 2000

Dear Shareholder,

Whether you have held your fund for years or just joined the Van Kampen family of shareholders in the last few months, you are likely to have questions and even some concerns about how recent market volatility has affected your investment. I encourage you to review the following Q&A in which your portfolio manager provides an update on how your fund is being managed in this environment.

It is times like these when money-management experience may make a difference. Toward that end, you should know that Van Kampen is one of the nation's oldest investment-management firms, with a history of money management dating back to 1926. Our portfolio managers have invested in all types of market conditions--during bull and bear markets, periods of inflation and rising interest rates, and now a technology revolution. We have managed money long enough to understand short-term market volatility and the value of investing for the long term.

OVERVIEW
As we move through the second half of 2000, count on us to continue to draw on the wisdom of our 74 years of experience. Along those lines, Van Kampen's "Generations of Experience" is the theme of a national advertising campaign that we recently kicked off. The message emphasizes our depth of investment-management history, as well as our firm belief that with the right investments, anyone can realize life's true wealth.

Sincerely,


/s/ Richard F. Powers, III

Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH

BEGINNING IN THE SECOND QUARTER OF 2000, EVIDENCE OF SLOWER ECONOMIC GROWTH IN THE UNITED STATES EMERGED. HOWEVER, ANALYSTS BELIEVE IT MAY HAVE BEEN PREMATURE TO ASSUME THAT THE U.S. ECONOMY HAS SLOWED TO A SUSTAINABLE, NONINFLATIONARY PACE, WITH THE GROSS DOMESTIC PRODUCT (GDP), A MEASURE OF ECONOMIC GROWTH, UP
5.2 PERCENT ANNUALIZED IN THE SECOND QUARTER OF 2000.

CONSUMER SPENDING AND EMPLOYMENT

CONSUMER SPENDING REMAINED THE MAIN ENGINE OF GROWTH BEHIND THE U.S. ECONOMY. LIVING STANDARDS AND SPENDING HABITS WERE BOOSTED BY STRONG GAINS IN REAL INCOME, AND INDIVIDUAL WEALTH INCREASED SUBSTANTIALLY, PRIMARILY DUE TO A BUOYANT STOCK MARKET. NONETHELESS, DATA RELEASED IN THE SECOND QUARTER OF 2000 REFLECTED A MINOR DECREASE IN THE SPENDING OF INDIVIDUALS. IN JUNE, THE CONSUMER PRICE INDEX (CPI), THE LEADING INFLATION INDICATOR, ROSE HIGHER THAN EXPECTED--0.6 PERCENT MORE THAN THE PREVIOUS MONTH. THAT HEIGHTENED CONCERNS ABOUT INFLATION, AND THE PROSPECT OF ADDITIONAL FEDERAL RESERVE BOARD INTEREST-RATE INCREASES.

THE U.S. LABOR MARKET WAS STILL ROBUST DURING THIS TIME, AND JOB INSECURITY CONTINUED TO DECLINE. SOLID EMPLOYMENT GROWTH WAS ACCOMPANIED BY UNUSUALLY LARGE GAINS IN PRODUCTIVITY, WHICH LIMITED THE RISE IN UNIT LABOR COSTS ACROSS THE WHOLE ECONOMY. GIVEN THE HIGH EMPLOYMENT NUMBERS AND STRONG LEVELS OF PRODUCTIVITY, ANALYSTS BELIEVE AN INCREASE IN INTEREST RATES TO WARD OFF INFLATION AND FURTHER SLOW THE ECONOMY IS POSSIBLE.

INTEREST RATES AND INFLATION

DURING THE PAST FEW MONTHS, PERSISTENT STRENGTH IN CONSUMER SPENDING ACCOMPANIED BY A VERY TIGHT LABOR MARKET, RESULTED IN SOME INFLATION. THE CPI REACHED A LEVEL OF 2.7 PERCENT IN JANUARY 2000 AND 3.7 PERCENT IN JUNE 2000, CLEARLY DEMONSTRATING SIGNS OF INFLATION.

SINCE JUNE 1999, THE FEDERAL RESERVE HAS INCREASED THE FEDERAL FUNDS RATE SIX TIMES BY A TOTAL OF 175 BASIS POINTS TO LOWER ECONOMIC GROWTH AND DECREASE ANY FUTURE FEARS OF INFLATION. THESE INCREASES IN INTEREST RATES HELPED SLOW THE INTEREST-SENSITIVE AUTO AND HOUSING MARKETS.

MANY OBSERVERS BELIEVE INTEREST RATES COULD BE LIFTED FURTHER IN COMING MONTHS. WHILE MARKETS HAVE EXPERIENCED MUCH SHORT-TERM VOLATILITY, THE MARKET'S OUTLOOK COULD IMPROVE ONCE INTEREST-RATE HIKES CEASE.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(JUNE 30, 1998 - JUNE 30, 2000)

[CHART]

         Jun-98                      2.1%
         Sep-98                      3.8%
         Dec-98                      5.9%
         Mar-99                      3.5%
         Jun-99                      2.5%
         Sep-99                      5.7%
         Dec-99                      8.3%
         Mar-00                      4.8%
         Jun-00                      5.2%

SOURCE: BUREAU OF ECONOMIC ANALYSIS

INTEREST RATES AND INFLATION
(JUNE 30, 1998 - JUNE 30, 2000)

[CHART]

                        INTEREST RATES      INFLATION
         Jun-98               5.500            1.70
         Jul-98               5.500            1.70
         Aug-98               5.500            1.60
         Sep-98               5.250            1.50
         Oct-98               5.000            1.50
         Nov-98               4.750            1.50
         Dec-98               4.750            1.60
         Jan-99               4.750            1.70
         Feb-99               4.750            1.60
         Mar-99               4.750            1.70
         Apr-99               4.750            2.30
         May-99               4.750            2.10
         Jun-99               5.000            2.00
         Jul-99               5.000            2.10
         Aug-99               5.250            2.30
         Sep-99               5.250            2.60
         Oct-99               5.250            2.60
         Nov-99               5.500            2.60
         Dec-99               5.500            2.70
         Jan-00               5.500            2.70
         Feb-00               5.750            3.20
         Mar-00               6.000            3.70
         Apr-00               6.000            3.00
         May-00               6.500            3.10
         Jun-00               6.500            3.70


INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENT CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

                              PERFORMANCE SUMMARY


RETURN HIGHLIGHTS
(AS OF JUNE 30, 2000)

                                                  A SHARES     B SHARES     C SHARES
    ----------------------------------------------------------------------------------
    One-year total return based on NAV(1)           11.39%       10.58%       10.57%
    ----------------------------------------------------------------------------------
    One-year total return(2)                         6.13%        6.58%        9.57%
    ----------------------------------------------------------------------------------
    Five-year average annual total return(2)         8.70%          N/A        8.91%
    ----------------------------------------------------------------------------------
    Life-of-Fund average annual total return(2)      8.62%        8.60%        8.64%
    ----------------------------------------------------------------------------------
    Commencement date                              4/21/94       8/1/95      4/21/94
    ----------------------------------------------------------------------------------
    Distribution rate(3)                            10.47%       10.26%       10.26%
    ----------------------------------------------------------------------------------
    SEC Yield(4)                                    13.31%       12.53%       12.53%
    ----------------------------------------------------------------------------------

    N/A = Not Applicable

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (4.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 4% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER.

(2) STANDARDIZED TOTAL RETURN. ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (4.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE ("CDSC"). ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 4% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING THEREAFTER TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE.

(3) DISTRIBUTION RATE REPRESENTS THE MONTHLY ANNUALIZED DISTRIBUTIONS OF THE FUND AT THE END OF THE PERIOD AND NOT THE EARNINGS OF THE FUND.

(4) SEC YIELD IS A STANDARDIZED CALCULATION PRESCRIBED BY THE SECURITIES AND EXCHANGE COMMISSION FOR DETERMINING THE AMOUNT OF NET INCOME A PORTFOLIO SHOULD THEORETICALLY GENERATE FOR THE 30-DAY PERIOD ENDING JUNE 30, 2000.

    SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE WITH MARKET CONDITIONS.

    INVESTING IN HIGH-YIELD, LOWER RATED SECURITIES INVOLVES CERTAIN RISKS, WHICH MAY INCLUDE THE POTENTIAL FOR GREATER SENSITIVITY TO GENERAL ECONOMIC DOWNTURNS AND GREATER MARKET PRICE VOLATILITY.

    FOREIGN SECURITIES MAY MAGNIFY VOLATILITY DUE TO CHANGES IN FOREIGN EXCHANGE RATES, THE POLITICAL AND ECONOMIC UNCERTAINTIES IN FOREIGN COUNTRIES, AND THE POTENTIAL LACK OF LIQUIDITY, GOVERNMENT SUPERVISION, AND REGULATION.

    MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

GROWTH OF A $10,000 INVESTMENT
(APRIL 21, 1994 - JUNE 30, 2000)

[CHART]

             Worldwide High Income
             Blended Index REFLECTS
               THE PERFORMANCE OF
            SECURITIES BY COMBINING    WORLDWIDE HIGH
            VARIOUS COMPANY INDEXES.    INCOME FUND
            ------------------------   --------------
     4/94           $9,500                $10,000
     6/94           $9,797                $9,741
     6/95           $10,470               $10,738
     6/96           $12,524               $12,802
     6/97           $16,318               $16,431
     6/98           $16,859               $18,606
     6/99           $14,980               $18,563
     6/00           $15,898               $20,148

Fund's Total Return
1 Year Total Return                     6.13%
5 Year Avg. Annual                      8.70%
Inception Avg. Annual                   8.62%

THIS CHART COMPARES YOUR FUND'S PERFORMANCE TO THAT OF THE WORLDWIDE HIGH INCOME BLENDED INDEX OVER TIME.

THIS IS AN UNMANAGED BROAD-BASED, STATISTICAL COMPOSITE THAT DOES NOT INCLUDE ANY COMMISSIONS OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER THE PERFORMANCE OF THIS INDEX. THE HISTORICAL PERFORMANCE OF THE INDEX IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY; IT IS NOT MEANT TO FORECAST, IMPLY, OR GUARANTEE THE FUTURE PERFORMANCE OF ANY INVESTMENT VEHICLE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

THE ABOVE CHART REFLECTS THE PERFORMANCE OF CLASS A SHARES OF THE FUND. THE PERFORMANCE OF CLASS A SHARES WILL DIFFER FROM THAT OF OTHER SHARE CLASSES OF THE FUND BECAUSE OF THE DIFFERENCE IN SALES CHARGES AND/OR EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT SHARE CLASSES. THE FUND'S PERFORMANCE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS, AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (4.75% FOR CLASS A SHARES).

WHILE PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THE ABOVE INFORMATION PROVIDES A BROADER VANTAGE POINT FROM WHICH TO EVALUATE THE DISCUSSION OF THE FUND'S PERFORMANCE FOUND IN THE FOLLOWING PAGES.

                              PORTFOLIO AT A GLANCE


TOP TEN HOLDINGS
(AS A PERCENTAGE OF NET ASSETS--JUNE 30, 2000)

Government of Russia 12.75% Coupon, 6/24/28 Maturity .............  3.5%
-------------------------------------------------------------------------
Nextel Communications, Inc. 0.00% Coupon, 9/15/07 Maturity .......  2.9%
-------------------------------------------------------------------------
Federated Republic of Brazil 12.25% Coupon, 3/6/30 Maturity ......  2.6%
-------------------------------------------------------------------------
United Mexican States Discount Bonds 0.00%, 12/31/19 .............  2.3%
-------------------------------------------------------------------------
Government of Russia 10.00% Coupon, 6/26/07 Maturity .............  2.2%
-------------------------------------------------------------------------
CIA International Telecommunications 10.375% Coupon,
    8/1/04 Maturity ..............................................  2.0%
-------------------------------------------------------------------------
Republic of Philippines 10.625% Coupon, 3/16/25 Maturity .........  2.0%
-------------------------------------------------------------------------
Republic of Colombia 11.75% Coupon, 2/25/20 Maturity .............  1.9%
-------------------------------------------------------------------------
Banco Nacional Desenv Econo 12.554% Coupon,
    6/16/08 Maturity .............................................  1.8%
-------------------------------------------------------------------------
Winstar Communications, Inc. 0.00% Coupon, 4/15/10 Maturity ......  1.8%
-------------------------------------------------------------------------

TOP FIVE COUNTRIES
(AS A PERCENTAGE OF NET ASSETS)

[CHART]

                             June 30, 2000     June 30, 2000
United States                        39.5%             32.7%
Brazil                               10.9%             11.2%
Mexico                                7.8%             12.1%
Argentina                             7.7%             12.0%
Russia                                5.7%              2.0%

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN WORLDWIDE HIGH INCOME FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED JUNE 30, 2000. THE TEAM IS LED BY ROBERT ANGEVINE, SENIOR PORTFOLIO MANAGER, MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT, WHO HAS MANAGED THE FUND SINCE APRIL 1994 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1975. HE IS JOINED BY PORTFOLIO MANAGERS STEPHEN F. ESSER, GORDON W. LOERY, AND ABIGAIL L. MCKENNA. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

Q HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT IN WHICH THE FUND OPERATED, AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A   The environment for global high-yield securities was mixed during the period. In the United States, the high-yield sector was undermined by the Federal Reserve Board's aggressive approach to slowing the red-hot American economy. The Fed raised rates six times between June 1999 and June 2000. The Fed's credit tightening moves hurt the domestic high-yield market by pushing bond prices downward and by raising concerns about the impact of slower economic growth on high-yield default rates.

    Also, demand for U.S. high-yield securities was negatively impacted by net redemptions from high-yield mutual funds. During the first five months of 2000, almost $4 billion was withdrawn from high-yield funds.* We believe that the redemptions were primarily the result of investors seeking higher returns in portions of the domestic stock market.



    Overseas, conditions were more favorable. A recovery in commodity prices--especially oil--helped to support solid economic recoveries in many developing countries. In addition, the upgrade of Mexican debt to the "investment-grade" class was positive for both Mexican bonds and for the entire emerging-market asset class.

    The fund generated a total return of 11.39 percent for the 12-month period ended June 30, 2000 (CLASS A SHARES AT NET ASSET VALUE; IF THE MAXIMUM SALES CHARGE OF 4.75 PERCENT WERE INCLUDED, THE RETURN WOULD HAVE BEEN LOWER). AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. BY COMPARISON, THE WORLDWIDE HIGH INCOME BLENDED INDEX GENERATED A TOTAL RETURN OF 8.54 PERCENT FOR THE SAME PERIOD. THIS BENCHMARK IS COMPRISED OF 50 PERCENT CREDIT SUISSE FIRST BOSTON HIGH YIELD INDEX, 25 PERCENT J.P. MORGAN LATIN EUROBOND INDEX, AND 25 PERCENT J.P. MORGAN EMERGING MARKETS BOND INDEX PLUS. THIS INDEX DOES NOT REFLECT ANY COMMISSIONS OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER THE PERFORMANCE OF THE INDEX. IT IS NOT

 * Source: BARRON'S, July, 2000.

POSSIBLE TO INVEST DIRECTLY IN AN INDEX. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q   WHAT HAPPENED TO HIGH-YIELD SECURITIES DURING THIS TIME?

A   As the period began, yields on emerging-market debt were extremely generous relative to those in the United States, primarily because the asset class had not yet fully recovered from the steep decline that accompanied the global financial crisis in 1998. Those attractive yields--combined with improving economic fundamentals--sparked a sharp rally in emerging-market debt during the first nine months of the period.

    By this spring, the yield differential between U.S. and emerging-market bonds had narrowed to more normal levels. Russia was the top-performing emerging market during the period, as Russian bonds recovered from the depressed level that prevailed following the country's debt default in August 1998. Brazilian bonds also performed well, as evidence accumulated that an economic recovery was underway in that country.

    In the United States, high-yield bonds suffered from the effects of rising interest rates and high default rates. With an economic slowdown on the horizon, investors worried that defaults would increase further. As a result, the yield differential or "spread" between Treasury and high-yield securities widened substantially during the period.

    While it is normal for credit spreads to widen while the Fed is raising interest rates, some of the underperformance of high-yield bonds was the result of the government's plan to pay down the national debt through the buyback of Treasury securities. Such buybacks reduce the amount of Treasury debt outstanding, thus making existing Treasury bonds more valuable. As a result, investors rushed to purchase these remaining Treasuries, causing other portions of the fixed-income market to suffer by comparison.

Q   HOW DID YOU MANAGE THE FUND IN LIGHT OF THESE CONDITIONS?

A   An important part of the fund's strategy is the allocation between U.S.
high-yield and emerging-market bonds. As the period began, the fund was overweighted in emerging-market debt, given our view that such bonds were extremely cheap. During the second half of 1999, the fund averaged a 57 percent weighting in emerging-market debt, or about 7 percent more than the fund's benchmark, the Worldwide High Income Blended Index. In March, we reduced the weighting in emerging-market debt to about 50 percent of fund assets after the sector lost its relative price advantage to U.S. high-yield bonds. With regard to country allocations, the fund was modestly overweighted in Mexico, Colombia, and the Philippines, and it held small overweight positions in Brazil and Russia.

    Within the U.S. high-yield market, we maintained an existing overweight position in the telecommunications sector. Late in the period, we added to our position in telecommunications issues after the group corrected amid a decline in the NASDAQ stock market this spring.

The fund also remained overweighted in cable, gaming, and health-care bonds.

    As always, we believe that success in the domestic high-yield market is primarily the result of vigilant credit analysis. In that regard, we are pleased to note that the fund's default rate was significantly below the average for the high-yield sector.

Q   HOW DID THE FUND'S STRATEGIES CONTRIBUTE TO PERFORMANCE?

A   The fund's overweighted position in emerging-market debt during the last half of 1999 contributed positively to its return relative to its peers, as bonds overseas outperformed their U.S. counterparts. Also, our overweight position in domestic telecommunications bonds aided relative performance, as did the fund's ability to avoid significant credit problems in its portfolio.

Q   WHAT IS YOUR OUTLOOK FOR THE NEXT SIX MONTHS?

A   We are optimistic about the outlook for high-yield securities in the United
States and in emerging markets. Yields in the United States are at the highest level in more than 10 years, and we believe that spreads more than compensate for default risk. Also, the balance between the supply and demand of U.S. high-yield bonds is likely to improve. Historically, periods of rising defaults have been followed by periods of rising issuance. We also expect that U.S. investors will reacquire their appetite for bonds in general--and high-yield debt in particular--as returns from the stock market fall back to more sustainable levels.

    Overseas, we believe that emerging-market bonds will benefit from a continuation of the trend toward credit upgrades, political liberalization, and economic recovery. Accordingly, the fund is positioned to move to an overweighted position in emerging-market debt, as conditions warrant. On a longer-term basis, we expect emerging-market bonds to slightly outperform their U.S. counterparts.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.


BOND: A debt security issued by a government or corporation that pays a bondholder a stated rate of interest and repays the principal at the maturity date.

CLASS A SHARES: A division of mutual fund shares, which are generally divided into three groupings, called Class A, Class B, and Class C shares. The specific features of each are dependent on varying fees and sales charges. In most cases, Class A shares will have no redemption fee (contingent deferred sales charge).

EMERGING MARKETS: The financial markets of developing economies. Many Latin American and Asian countries are considered emerging markets.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INVESTMENT-GRADE BONDS: Securities rated BBB and above by Standard & Poor's or Baa and above by Moody's Investors Service. Bonds rated below BBB or Baa are noninvestment grade.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

SALES CHARGE: Also referred to as the load, this is a fee paid by a buyer to acquire shares in a mutual fund or a limited partnership.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                                 BY THE NUMBERS


YOUR FUND'S INVESTMENTS
JUNE 30, 2000

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                    PAR          MARKET
DESCRIPTION                                                        VALUE          VALUE
CORPORATE BONDS & NOTES  59.7%
ARGENTINA  4.0%
Acindar Industry Argentina 11.25%, 2/15/04 ...........         $1,170,000      $   772,200
Cablevision S.A. 13.75%, 5/1/09 (b) ..................          1,100,000        1,003,750
CIA International Telecommunications
    10.375%, 8/1/04 ..................................       ARP3,842,000        3,373,177
CTI Holdings 0.00%, 4/15/08 ..........................         $1,275,000          734,719
Multicanal S.A. 13.125%, 4/15/09 .....................            945,000          916,282
                                                                               -----------
                                                                                 6,800,128
                                                                               -----------
AUSTRALIA  0.5%
Glencore Nickel Property Ltd. 9.00%, 12/1/14 .........            220,000          185,900
Murrin Murrin Holdings 9.375%, 8/31/07 ...............            745,000          648,150
                                                                               -----------
                                                                                   834,050
                                                                               -----------
BRAZIL  1.8%
Banco Nacional Desenv Econo 12.554%, 6/16/08 (c) .....          3,300,000        3,102,000
                                                                               -----------
CANADA  0.3%
GT Group Telecom 0.00%, 2/1/10 (b,d) .................            950,000          527,250
                                                                               -----------
COLOMBIA  0.8%
Occidente Y Caribe 0.00%, 3/15/04 (d) ................          2,000,000        1,420,000
                                                                               -----------
DENMARK  0.7%
Callahan Nordrhein Corp. 14.00%, 7/15/10 (b) .........          1,200,000        1,200,000
                                                                               -----------
INDIA  0.2%
Reliance Industries, Inc. 10.50%, 8/6/46 (b) .........            400,000          369,800
                                                                               -----------
INDONESIA  1.2%
Indah Kiat International, Series B, 11.875%, 6/15/02 .            300,000          243,000
Tjiwi Kimia International BV 13.25%, 8/1/01 ..........          2,000,000        1,760,000
                                                                               -----------
                                                                                 2,003,000
                                                                               -----------
KOREA  0.9%
Hyundai Semiconductor 8.625%, 5/15/07 (b) ............          1,800,000        1,503,792
                                                                               -----------
LUXEMBOURG  0.8%
PTC International Finance BV 11.25%, 12/1/09 (b) .....       EUR1,100,000        1,064,916
Sirona Dental Systems 9.125%, 7/15/08 (b) ............            319,557          249,931
                                                                               -----------
                                                                                 1,314,847
                                                                               -----------


SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                    PAR          MARKET
DESCRIPTION                                                        VALUE          VALUE
MEXICO  5.1%
Maxcom Telecomunicaciane 13.75%, 4/1/07 (b) ..........         $  675,000      $   599,063
Nuevo Grupo Elektra S.A. 12.00%, 4/1/08 (b) ..........          1,750,000        1,592,500
Nueve Grupo Iusacell S.A. 14.25%, 12/1/06 ............          1,100,000        1,133,000
Petro Mexicanos 9.50%, 9/15/27 .......................          1,350,000        1,368,563
Sanluis Corp. S.A. 8.875%, 3/18/08 (b) ...............          2,850,000        2,607,750
TV Azteca S.A. 10.125%, 2/15/04 ......................          1,500,000        1,389,375
                                                                               -----------
                                                                                 8,690,251
                                                                               -----------
NETHERLANDS  3.4%
Hermes Europe Railtel BV 10.375%, 1/15/09 ............            500,000          416,250
Hermes Europe Railtel BV
    11.50%, 8/15/07 Senior Notes .....................            975,000          848,250
Netia Holdings II B.V. 13.50%, 6/15/09 ...............       EUR1,900,000        1,812,216
Paiton Energy Funding 9.34%, 2/15/14 (b) .............         $1,100,000          220,000
Tele 1 Europe BV 13.00%, 5/15/09 (b) .................       EUR  875,000          847,092
United Pan-Europe Communications
    10.875%, 8/1/09 ..................................         $1,825,000        1,601,438
                                                                               -----------
                                                                                 5,745,246
                                                                               -----------
PHILIPPINES  1.0%
Bayan Telecommunications 13.50%, 7/15/06 (b) .........          2,550,000        1,606,500
                                                                               -----------
QUATAR  0.1%
Ras Laffan Liquid National Gas 8.294%, 3/15/14 (b) ...            250,000          233,815
                                                                               -----------
TURKEY  0.7%
Cellco Finance 15.00%, 8/1/05 (b) ....................          1,040,000        1,118,000
                                                                               -----------
UNITED KINGDOM  2.0%
Colt Telecom Group plc 7.625%, 7/31/08 ...............       EUR  963,785          845,716
Dolphin Telecommunications plc 0.00%, 6/1/08 (d) .....            940,000          322,765
Dolphin Telecommunications plc 0.00%, 5/15/09 (d) ....         $1,350,000          479,250
Esprit Telecommunications Group plc
    11.00%, 6/15/08 ..................................       EUR  664,679          469,138
HMV Media Group, Inc., Series B,
    10.875%, 5/15/08 .................................       GBP  620,000          656,511
RSL Communications plc 0.00%, 6/15/08 (d) ............       EUR1,610,569          652,867
                                                                               -----------
                                                                                 3,426,247
                                                                               -----------
UNITED STATES  36.2%
Adelphia Communications, Series B, 7.75%, 1/15/09 ....         $  750,000          631,875
Adelphia Communications, Series B, 8.375%, 2/1/08 ....            600,000          531,000
Adelphia Communications, Series B, 9.875%, 3/1/07 ....            800,000          768,000
AMSC ASQ Co., Inc., Series B, 12.25%, 4/1/08 .........            885,000          668,175
CA FM Lease Trust 8.50%, 7/15/17 (b) .................            896,900          827,202
Centex Corp. 9.75%, 6/15/05 ..........................            625,000          632,700
Chancellor Media Corp. 9.00%, 10/1/08 ................            425,000          432,438


                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                    PAR          MARKET
DESCRIPTION                                                        VALUE          VALUE
UNITED STATES (CONTINUED)
Chancellor Media Corp., Series B, 8.125%, 12/15/07 ...         $1,365,000      $ 1,371,825
Charter Communications Holdings 10.25%, 1/15/10 ......            835,000          807,236
D.R. Horton, Inc. 8.00%, 2/1/09 ......................            510,000          441,150
DR Securitized Lease Trust, Series 1993-K1, Class A1,
    6.66%, 8/15/10 ...................................            716,486          599,341
DR Securitized Lease Trust, Series 1994-K1,
    7.60%, 8/15/07 ...................................            812,579          741,088
DR Securitized Lease Trust, Series 1994-K1,
    8.375%, 8/15/15 ..................................            250,000          204,723
Echostar DBS Corp. 9.375%, 2/1/09 ....................            800,000          774,000
EES Coke Battery Co., Inc. 9.382%, 4/15/07 (b) .......            300,000          283,158
Exodus Communications, Inc. 11.625%, 7/15/10 (b) .....            660,000          663,300
Global Crossing Holdings Ltd. 9.625%, 5/15/08 ........          2,480,000        2,411,800
Globalstar LP/Capital 11.375%, 2/15/04 ...............            770,000          219,450
Globalstar LP/Capital 11.50%, 6/1/05 .................            125,000           34,375
Globix Corp. 12.50%, 2/1/10 ..........................            575,000          477,250
Hayes Lemmerz International, Inc. 8.25%, 12/15/08 ....          2,115,000        1,787,175
HCA-The Healthcare Corp. 7.69%, 6/15/25 ..............          1,910,000        1,555,829
HCA-The Healthcare Corp. 8.13%, 8/4/03 ...............             85,000           82,636
HCA-The Healthcare Corp. 8.85%, 1/1/07 ...............          1,325,000        1,298,275
Hilton Hotels 7.95%, 4/15/07 .........................            930,000          871,196
HMH Properties, Inc., Series A, 7.875%, 8/1/05 .......            900,000          828,000
Horseshoe Gaming Holdings 8.625%, 5/15/09 ............          2,100,000        1,974,000
Huntsman ICI Chemicals 10.125%, 7/1/09 (b) ...........       EUR1,150,000        1,099,610
Intermedia Communications, Series B,
    0.00%, 7/15/07 (d) ...............................         $3,100,000        2,419,922
International Game Technology 8.375%, 5/15/09 ........            950,000          903,004
Jet Equipment Trust, Series 1995-D,
    11.44%, 11/1/14 (b) ..............................            300,000          330,729
Jet Equipment Trust, Series C-1,
    11.79%, 6/15/13 (b) ..............................            300,000          336,843
Lennar Corp. 9.95%, 5/1/10 (b) .......................            515,000          504,700
Level 3 Communications, Inc. 9.125%, 5/1/08 ..........          3,050,000        2,737,375
Lyondell Chemical Co. 9.625%, 5/1/07 .................            530,000          524,700
Musicland Group, Inc. 9.00%, 6/15/03 .................            500,000          455,000
Musicland Group, Inc. 9.875%, 3/15/08 ................            950,000          793,250
Nextel Communications, Inc. 0.00%, 9/15/07 (d) .......          6,355,000        4,980,731
NEXTLINK Communications, Inc.
    0.00%, 4/15/08 (d) ...............................          3,425,000        2,157,750
NEXTLINK Communications, Inc. 10.75%, 11/15/08 .......            735,000          731,325
NSM Steel, Ltd. 12.25%, 2/1/08 (b,f) .................            525,000              525
NTL, Inc. 0.00%, 4/1/08 (d) ..........................       GBP1,500,000        1,395,465
Oil Purchase Co. 7.10%, 4/30/02 (b) ..................         $  129,942          123,751
OnePoint Communications Corp. 14.50%, 6/1/08 .........            735,000          367,500


SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                    PAR          MARKET
DESCRIPTION                                                        VALUE          VALUE
UNITED STATES (CONTINUED)
Park Place Entertainment 7.875%, 12/15/05 ............         $  640,000      $   600,000
Park Place Entertainment 8.50%, 11/15/06 .............            325,000          319,326
Primus Telecommunications Group 11.25%, 1/5/09 .......            330,000          268,950
Primus Telecommunications Group, Series B,
    9.875%, 5/15/08 ..................................            700,000          542,500
PSINet, Inc., Series B, 10.00%, 2/15/05 ..............            470,000          437,100
PSINet, Inc., Series B, 11.00%, 8/1/09 ...............          1,805,000        1,701,213
RCN Corp. 0.00%, 10/15/07 (d) ........................          2,610,000        1,618,200
Rhythms Netconnections, Inc., Series B,
    0.00%, 5/15/08 (b,d) .............................          2,130,000          873,300
RSL Communications Ltd. 9.125%, 3/1/08 ...............          1,340,000          871,000
RSL Communications Ltd. 12.25%, 11/15/06 .............             35,000           28,000
Station Casinos, Inc. 9.75%, 4/15/07 .................            985,000          985,000
Station Casinos, Inc. 10.125%, 3/15/06 ...............            750,000          759,375
Tenet Healthcare Corp. 8.125%, 12/1/08 ...............            500,000          457,500
Tenet Healthcare Corp. 8.625%, 1/15/07 ...............          1,000,000          950,000
Tenneco, Inc. 11.625%, 10/15/09 ......................            675,000          599,063
TNP Enterprises, Inc. 14.50%, 4/1/11 .................             80,000          792,000
USA Waste Services 7.125%, 10/1/07 ...................            825,000          753,184
USA Waste Services 7.125%, 12/15/17 ..................            200,000          165,916
Viatel, Inc., Series A, 0.00%, 4/15/08 (d) ...........          1,900,000          874,000
Vintage Petroleum 8.625%, 2/1/09 .....................            450,000          429,750
Wam!Net, Inc., Series B, 0.00%, 3/1/05 (d) ...........          1,890,000        1,058,400
Waste Management, Inc. 7.65%, 3/15/11 ................            235,000          214,644
Winstar Communications, Inc. 0.00%, 4/15/10 (b) ......          6,485,000        2,983,100
WMX Technologies, Inc. 7.00%, 10/15/06 ...............            535,000          493,522
XM Satellite Radio, Inc. 14.00%, 3/15/10 (b) .........            700,000          612,500
                                                                               -----------
                                                                                61,166,920
                                                                               -----------
TOTAL CORPORATE BONDS & NOTES
    (Cost $114,158,454) .................................................      101,061,846
                                                                               -----------
ASSET BACKED SECURITIES  0.7%
UNITED STATES  0.7%
Commercial Financial Services, Inc., Series 1997-5,
    Class A1, 7.72%, 6/15/05 .........................            857,314          214,329
Long Beach Acceptance Auto Grantor Trust,
    Series 1997-1, Class B, 14.22%, 10/26/03 .........            111,409          110,878
OHA Grantor Trust 11.00%, 9/15/03 (b) ................            895,291          855,084
                                                                               -----------

TOTAL ASSET BACKED SECURITIES
    (Cost $1,868,835) ...................................................        1,180,291
                                                                               -----------


                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                    PAR          MARKET
DESCRIPTION                                                        VALUE          VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS  1.0%
UNITED STATES  1.0%
Aircraft Lease Portfolio Securitization Ltd.,
    Series 1996-1, Class DX, 12.75%, 6/15/06 .........        $   601,851       $  577,801
DLJ Mortgage Acceptance Corp., Series 1997-CF2,
    Class S, IO, 0.00%, 10/15/17 (c) .................         35,928,783          718,935
DR Structured Finance, Series 1994-K2,
    9.35%, 8/15/19 ...................................            150,000          130,872
Federal Mortgage Acceptance Corp.,
    Series 1996-B, Class C, 7.883%, 11/1/18 (b) ......            534,716          181,809
                                                                               -----------

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
    (Cost $1,849,509) ...................................................        1,609,417
                                                                               -----------
EUROBOND  1.3%
ARGENTINA  1.3%
Republic of Argentina, Series L, 0.00%, 3/31/05 (c)
    (Cost $2,304,214) ................................          2,472,000        2,256,936
                                                                               -----------
FOREIGN GOVERNMENT & AGENCY OBLIGATIONS  31.3%
ARGENTINA  2.4%
Province of Buenos Aires 13.25%, 3/19/10 .............          1,400,000        1,316,000
Republic of Argentina 11.75%, 4/7/09 .................          2,090,000        1,947,358
Republic of Argentina 11.75%, 6/15/15 ................            840,000          764,400
                                                                               -----------
                                                                                 4,027,758
                                                                               -----------
BRAZIL  9.1%
Federated Republic of Brazil 14.50%, 10/15/09 ........          2,123,000        2,248,788
Federated Republic of Brazil 12.25%, 3/6/30 ..........          4,800,000        4,392,000
Federated Republic of Brazil Discount Bond,
    7.375%, 4/15/24 (c) ..............................          2,300,000        1,819,875
Federated Republic of Brazil Debt Conversion Bond,
    Series Z-L, 0.00%, 4/15/24 (d) ...................            700,000          457,844
Federated Republic of Brazil Debt Conversion Bond,
    Series Z-L, 7.438%, 4/15/12 (c) ..................          2,280,000        1,680,788
Federated Republic of Brazil, Series C,
    PIK, 8.00%, 4/15/14 ..............................          2,258,406        1,638,756
Federated Republic of Brazil, Series E1,
    7.375%, 4/15/06 (c) ..............................          1,534,500        1,399,272
Federated Republic of Brazil, Series L,
    8.00%, 4/15/14 ...................................          1,108,269          804,188
Federated Republic of Brazil, Series NMB-L,
    7.438%, 4/15/09 (c) ..............................          1,200,000        1,005,000
                                                                               -----------
                                                                                15,446,511
                                                                               -----------


SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                    PAR          MARKET
DESCRIPTION                                                        VALUE          VALUE
BULGARIA  1.6%
Republic of Bulgaria 7.063%, 7/28/11 (c) .............         $1,750,000      $ 1,389,063
Republic of Bulgaria Discount Bond, Series A,
    7.063%, 7/28/24 (c) ..............................          1,650,000        1,307,625
                                                                               -----------
                                                                                 2,696,688
                                                                               -----------
COLOMBIA  2.8%
Republic of Colombia 13.58%, 8/13/05 (c) .............            626,000          597,830
Republic of Colombia 9.75%, 4/23/09 ..................          1,150,000          905,625
Republic of Colombia 11.75%, 2/25/20 .................          4,000,000        3,290,000
                                                                               -----------
                                                                                 4,793,455
                                                                               -----------
ECUADOR  0.3%
Republic of Ecuador Discount Bond
    6.75%, 2/28/25 (c,f) .............................          1,230,000          488,925
                                                                               -----------
IVORY COAST  0.2%
Ivory Coast 2.00%, 3/29/18 (c) .......................          1,850,000          296,000
                                                                               -----------
JORDAN  0.4%
Government of Jordan 7.75%, 12/23/23 (b,c) ...........            828,000          641,700
                                                                               -----------
MEXICO  2.7%
United Mexican States 7.50%, 3/8/10 (b) ..............            800,000          736,332
United Mexican States Discount Bonds
    0.00%, 12/31/19 (c) ..............................          3,900,000        3,831,750
                                                                               -----------
                                                                                 4,568,082
                                                                               -----------
PANAMA  0.2%
Republic of Panama Past Due Interest, PIK
    7.063%, 7/17/16 (d) ..............................            492,053          406,558
                                                                               -----------
PERU  1.6%
Republic of Peru Front Loaded Interest Reduction Bond
    3.75%, 3/7/17 (b,d) ..............................          1,450,000          880,875
Republic of Peru Front Loaded Interest Reduction Bond
    3.75%, 3/7/17 (d) ................................          3,040,000        1,846,800
                                                                               -----------
                                                                                 2,727,675
                                                                               -----------
PHILIPPINES  3.0%
Republic of Philippines 9.875%, 1/15/19 ..............          2,000,000        1,640,000
Republic of Philippines 10.625%, 3/16/25 .............          3,900,000        3,347,565
                                                                               -----------
                                                                                 4,987,565
                                                                               -----------
RUSSIA  5.7%
Government of Russia 10.00%, 6/26/07 .................          4,800,000        3,714,000
Government of Russia 12.75%, 6/24/28 .................          6,850,000        5,950,938
                                                                               -----------
                                                                                 9,664,938
                                                                               -----------


                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                    PAR          MARKET
DESCRIPTION                                                        VALUE          VALUE
VENEZUELA  1.3%
Republic of Venezuela 6.75%, 3/31/20 .................         $1,200,000      $   840,000
Republic of Venezuela 9.25%, 9/15/27 .................          1,200,000          791,700
Republic of Venezuela Discount Bond, Series L,
    0.00%, 12/18/07 (c) ..............................            714,280          580,576
                                                                               -----------
                                                                                 2,212,276
                                                                               -----------

TOTAL FOREIGN GOVERNMENT & AGENCY OBLIGATIONS
    (Cost $51,281,626) ..................................................       52,958,131
                                                                               -----------
LOAN AGREEMENTS  1.8%
ALGERIA  1.0%
Republic of Algeria 0.00%, 3/31/10 (c) ...............            300,000          247,125
Republic of Algeria 0.00%, 3/31/10 (c) ...............          1,950,000        1,516,125
                                                                               -----------
                                                                                 1,763,250
                                                                               -----------
MOROCCO  0.8%
Kingdom of Morocco 7.75%, 1/1/09 (c) .................          1,514,105        1,362,695
                                                                               -----------

TOTAL LOAN AGREEMENTS
    (Cost $3,068,055) ...................................................        3,125,945
                                                                               -----------


                                                                  SHARES
COMMON STOCK  0.1%
SWEDEN  0.1%
Tele 1 Europe AB ADR (a) (Cost $0) ...................             16,443          198,344
                                                                               -----------
PREFERRED STOCKS  1.5%
UNITED STATES  1.5%
IXC Communications, Inc. PIK 12.50% ..................                762          761,587
Kmart Financing 7.75% ................................              9,350          341,275
NEXTLINK Communications, Inc. 10.75% (a) .............              7,165          709,355
Paxson Communications 13.25% (a) .....................              7,872          755,712
                                                                               -----------

TOTAL PREFERRED STOCKS
    (Cost $2,198,187) ...................................................        2,567,929
                                                                               -----------


                                                                  NO. OF
                                                                  RIGHTS
RIGHTS  0.0%
MEXICO  0.0%
United Mexican States Par Bond
    7.313%, 6/30/03 (a,c) (Cost $0) ..................          5,999,000               --
                                                                               -----------


                                                                  NO. OF
                                                                 WARRANTS
WARRANTS  0.1%
COLOMBIA  0.0%
Occidente Y Caribe, expiring 3/15/04 (a,b) ...........             80,000           30,000
                                                                               -----------


SEE NOTES TO FINANCIAL STATEMENTS.

YOUR FUND'S INVESTMENTS
JUNE 30, 2000

                                                                   NO. OF           MARKET
DESCRIPTION                                                       WARRANTS          VALUE
UNITED STATES  0.1%
Motient Corp., expiring 4/1/08 (a,b) ...............                8,850      $    30,975
NSM Steel, Inc., expiring 2/1/08 (a,b) .............            3,323,743            3,324
OnePoint Communications Corp., expiring 6/1/08 (a)..                7,350           14,700
Wam!Net, Inc., expiring 3/1/05 (a) .................               22,500           24,750
                                                                               -----------
                                                                                    73,749
                                                                               -----------

TOTAL WARRANTS
    (Cost $52,000) ......................................................          103,749
                                                                               -----------

TOTAL LONG-TERM INVESTMENTS  97.5%
    (Cost $176,780,880) .................................................      165,062,588
                                                                               -----------

                                                                    PAR
                                                                   VALUE
SHORT-TERM INVESTMENTS  3.2%
REPURCHASE AGREEMENT  1.6%
Chase Securities, Inc. 6.15%,                          $        2,622,000
dated 6/30/00, due 7/3/00, to be repurchased
at $2,623,344, collateralized by $2,780,000
U.S. Treasury Notes 5.50%, due 5/15/09,
valued at $2,679,225 ....................................................        2,622,000
                                                                               -----------
STRUCTURED INVESTMENT  0.6% - SEE NOTE 5C
Turkey Linked Structured Note, 8/7/00 ..............            1,000,000        1,042,500
                                                                               -----------

Treasury Bills  1.0%
Republic of Turkey, Series 14T, 8/23/00 ............ TRL1,124,150,000,000        1,601,861
United States Treasury Bill, 7/27/00 (e) ...........   $          100,000           99,641
                                                                               -----------
                                                                                 1,701,502
                                                                               -----------

TOTAL SHORT-TERM INVESTMENTS
    (Cost $5,627,334) ...................................................        5,366,002
                                                                               -----------

TOTAL INVESTMENTS  100.7%
    (Cost $182,408,214) .................................................      170,428,590

LIABILITIES IN EXCESS OF OTHER ASSETS  - 0.7% ...........................       (1,150,097)
                                                                               -----------

NET ASSETS  100% ........................................................     $169,278,493
                                                                              ============

(a) NON-INCOME PRODUCING SECURITY

(b) 144A SECURITY-CERTAIN CONDITIONS FOR PUBLIC SALE MAY EXIST.

(c) VARIABLE/FLOATING RATE SECURITY-RATE DISCLOSED JUNE 30, 2000.

(d) STEP BOND-COUPON RATE INCREASES IN INCREMENTS TO MATURITY. RATE DISCLOSED IS AS OF JUNE 30, 2000. MATURITY DATE DISCLOSED IS THE ULTIMATE MATURITY DATE.


                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000



(e) SECURITY SEGREGATED AS COLLATERAL FOR OUTSTANDING FUTURES CONTRACTS.

(f) BOND IS IN DEFAULT.

ADR--AMERICAN DEPOSITARY RECEIPT

ARP--ARGENTINE PESO

EUR--EURO

GBP--BRITISH POUND

IO--INTEREST ONLY

PIK--PAYMENT-IN-KIND. INCOME MAY BE RECEIVED IN ADDITIONAL SECURITIES OR CASH AT
     THE DISCRETION OF THE ISSUER.

TRL--TURKISH LIRA


SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2000



          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION+

                                                                        PERCENT OF
         INDUSTRY                                        VALUE          NET ASSETS
         Foreign Government &
           Agency Obligations ................        $52,958,131           31.3%
         Telecommunications ..................         47,867,667           28.3
         Media & Entertainment ...............         11,453,804            6.8
         Finance .............................          6,853,657            4.0
         Industrial ..........................          5,921,670            3.5
         Cable Television ....................          5,246,371            3.1
         Retail ..............................          4,407,987            2.6
         Health Care .........................          4,344,240            2.5
         Capital Equipment ...................          4,111,542            2.4
         Loan Agreements .....................          3,125,945            1.8
         Collateralized Mortgage Obligations &
           Asset Backed Securities ...........          2,789,708            1.7
         Eurobond ............................          2,256,936            1.3
         Metals ..............................          1,893,257            1.1
         Packaging ...........................          1,760,000            1.0
         Hotel/Lodging .......................          1,699,196            1.0
         Chemicals ...........................          1,624,310            1.0
         Consumer Services ...................          1,592,500            0.9
         Multi-Industry ......................          1,200,000            0.7
         Materials ...........................          1,137,400            0.7
         Energy ..............................          1,007,316            0.6
         Utilities ...........................            792,000            0.5
         Transportation ......................            577,801            0.4
         Real Estate .........................            441,150            0.3
                                                     ------------           ----
                                                     $165,062,588           97.5%
                                                     ============           ====


+ CLASSIFIED BY SECTORS WHICH REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.


                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
JUNE 30, 2000

ASSETS:
Investments at Value (Cost $182,408,214) .....................................................    $170,428,590
Margin Deposit on Futures ....................................................................         114,681
Cash .........................................................................................          29,746
Receivable for:
   Interest ..................................................................................       3,539,749
   Investments Sold ..........................................................................       3,059,026
   Fund Shares Sold ..........................................................................         457,829
   Variation Margin of Futures Contracts .....................................................          24,555
   Foreign Withholding Tax Reclaim ...........................................................           8,865
Other ........................................................................................           9,333
                                                                                                  ------------
      Total Assets ...........................................................................     177,672,374
                                                                                                  ------------

LIABILITIES:
Payable for:
   Investments Purchased .....................................................................       6,200,162
   Dividends Declared ........................................................................       1,459,141
   Distribution Fees .........................................................................         222,508
   Fund Shares Redeemed ......................................................................         162,719
   Investment Advisory Fees ..................................................................         103,265
   Shareholder Reporting Expenses ............................................................          54,420
   Professional Fees .........................................................................          47,963
   Administrative Fees .......................................................................          35,614
   Directors' Fees and Expenses ..............................................................          35,248
   Custody Fees ..............................................................................          17,009
   Transfer Agent Fees .......................................................................          13,671
Net Realized Loss on Foreign Currency Exchange Contracts .....................................          41,602
Other ........................................................................................             559
                                                                                                  ------------
      Total Liabilities ......................................................................       8,393,881
                                                                                                  ------------
NET ASSETS ...................................................................................    $169,278,493
                                                                                                  ============
NET ASSETS CONSIST OF:
Capital Stock at Par ($.001 par value, Shares Authorized 2,625,000,000) ......................    $     17,097
Paid in Capital in Excess of Par .............................................................     245,910,432
Accumulated Net Investment Income ............................................................       1,381,930
Net Unrealized Depreciation on Investments, Foreign
   Currency Translations and Futures .........................................................     (11,940,145)
Accumulated Net Realized Loss ................................................................     (66,090,821)
                                                                                                  -------------
NET ASSETS ...................................................................................    $169,278,493
                                                                                                  ============
   Class A Shares:
      Net Asset Value and Redemption Price Per Share (Based on Net Assets
      of $44,932,193 and 4,524,584 Shares Outstanding) .......................................    $       9.93
                                                                                                  ============
      Maximum Sales Charge....................................................................           4.75%
      Maximum Offering Price Per Share (Net Asset Value
      Per Share x 100/(100% - maximum sales charge))  ........................................    $      10.43
                                                                                                  ============
   Class B Shares:
      Net Asset Value and Offering Price Per Share (Based on Net Assets of
      $90,872,413 and 9,188,545 Shares Outstanding)* .........................................    $       9.89
                                                                                                  ============
   Class C Shares:
      Net Asset Value and Offering Price Per Share (Based on Net Assets of
      $33,473,887 and 3,384,036 Shares Outstanding)* .........................................    $       9.89
                                                                                                  ============


* REDEMPTION PRICE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.


SEE NOTES TO FINANCIAL STATEMENTS

Statement of Operations
YEAR ENDED JUNE 30, 2000

INVESTMENT INCOME:
Dividends ...................................................................      $    64,922
Interest ....................................................................       24,148,962
                                                                                   -----------
                                                                                    24,213,884
                                                                                   -----------

EXPENSES:
Distribution Fees (Attributed to Classes A, B and C of
   $125,696, $996,735 and $363,072, respectively) ...........................        1,485,503
Investment Advisory Fees ....................................................        1,396,416
Administrative Fees .........................................................          473,300
Country Tax Expense .........................................................          243,144
Shareholder Reports .........................................................          146,361
Transfer Agent Fees .........................................................           73,911
Professional Fees ...........................................................           59,857
Filing and Registration Fees ................................................           42,513
Custodian Fees ..............................................................           41,705
Directors' Fees and Expenses ................................................           26,883
Other .......................................................................            9,983
                                                                                   -----------
      Total Expenses ........................................................        3,999,576
                                                                                   -----------
NET INVESTMENT INCOME .......................................................      $20,214,308
                                                                                   ===========
NET REALIZED GAIN/LOSS ON:
Investments .................................................................      $ 8,379,886
Foreign Currency Transactions ...............................................         (370,652)
Futures .....................................................................          117,593
                                                                                   -----------
Net Realized Gain ...........................................................        8,126,827
                                                                                   -----------
NET UNREALIZED APPRECIATION/DEPRECIATION:
   Beginning of the Period ..................................................       (3,139,531)
                                                                                   -----------
   End of the Period:
      Investments ...........................................................      (11,979,624)
      Foreign Currency Translations .........................................          (42,816)
      Futures ...............................................................           82,295
                                                                                   -----------
                                                                                   (11,940,145)
                                                                                   -----------
Net Change in Unrealized Appreciation/Depreciation
   During the Period ........................................................       (8,800,614)
                                                                                   -----------
NET REALIZED GAIN/LOSS AND NET CHANGE IN UNREALIZED
   APPRECIATION/DEPRECIATION ................................................      $  (673,787)
                                                                                   ===========
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ........................      $19,540,521
                                                                                   ===========


                                              SEE NOTES TO FINANCIAL STATEMENTS

Statement of Changes In Net Assets
YEAR ENDED JUNE 30, 2000

                                                                               YEAR ENDED         YEAR ENDED
                                                                              JUNE 30, 2000     JUNE 30, 1999*
                                                                              -------------     --------------
INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
Net Investment Income .....................................................   $ 20,214,308        $ 23,252,000
Net Realized Gain/Loss ....................................................      8,126,827         (75,712,000)
Net Change in Unrealized Appreciation/Depreciation  .......................     (8,800,614)         11,553,000
                                                                              ------------       -------------
Net Increase/Decrease in Net Assets Resulting from
    Operations ............................................................     19,540,521         (40,907,000)
                                                                              ------------       -------------

DISTRIBUTIONS:
Net Investment Income:
    Class A ...............................................................     (5,203,356)         (7,573,000)
    Class B ...............................................................     (9,648,540)        (11,681,000)
    Class C ...............................................................     (3,503,053)         (4,723,000)
                                                                              ------------       -------------
                                                                               (18,354,949)        (23,977,000)
                                                                              ------------       -------------

In Excess of Net Realized Gain:
    Class A ...............................................................             --             (42,000)
    Class B ...............................................................             --             (70,000)
    Class C ...............................................................             --             (29,000)
                                                                              ------------       -------------
                                                                                        --            (141,000)
                                                                              ------------       -------------
Net Decrease in Net Assets Resulting from Distributions ...................    (18,354,949)        (24,118,000)
                                                                              ------------       -------------
CAPITAL SHARE TRANSACTIONS:
Subscribed ................................................................     31,012,606          83,177,000
Distributions Reinvested ..................................................     10,327,074          13,759,000
Redeemed ..................................................................    (79,382,125)       (123,953,000)
                                                                              ------------       -------------
Net Decrease in Net Assets Resulting from
    Capital Share Transactions ............................................    (38,042,445)        (27,017,000)
                                                                              ------------       -------------

Total Decrease in Net Assets ..............................................    (36,856,873)        (92,042,000)
NET ASSETS--Beginning of Period ...........................................    206,135,366         298,177,000
                                                                              ------------       -------------
NET ASSETS--End of Period (Including accumulated net
    investment income of $1,381,930 and $357,000,
respectively) .............................................................   $169,278,493        $206,135,000
                                                                              ============        ============

* AMOUNTS ROUNDED TO THE NEAREST (000).


SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                          YEAR ENDED JUNE 30,
                                                     ---------------------------------------------------------------
CLASS A SHARES                                          2000#        1999#        1998#         1997         1996
                                                     ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING
     OF PERIOD ...............................         $  9.90      $ 12.46      $ 14.26      $ 12.47      $ 11.57
                                                       -------      -------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income ......................            1.14         1.06         1.15         1.25         1.36
  Net Realized and
     Unrealized Gain/Loss ....................           (0.06)       (2.51)       (0.67)        2.30         0.80
                                                       -------      -------      -------      -------      -------
Total From Investment Operations..............            1.08        (1.45)        0.48         3.55         2.16
                                                       -------      -------      -------      -------      -------

DISTRIBUTIONS
  Net Investment Income.......................           (1.05)       (1.10)       (1.09)       (1.25)       (1.26)
  Net Realized Gain...........................              --           --        (1.19)       (0.51)          --
  In Excess of Net Realized Gain..............              --        (0.01)          --           --           --
                                                       -------      -------      -------      -------      -------
Total Distributions...........................           (1.05)       (1.11)       (2.28)       (1.76)       (1.26)
                                                       -------      -------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD................         $  9.93      $  9.90      $ 12.46      $ 14.26      $ 12.47
                                                       =======      =======      =======      =======      =======
TOTAL RETURN (1)..............................          11.39%      (11.14%)       3.40%       30.29%       19.61%
                                                       =======      =======      =======      =======      =======

RATIOS AND SUPPLEMENTAL DATA
Net assets, End of Period (000's).............         $44,932      $58,506      $91,579      $76,439      $41,493
Ratio of Expenses to Average
  Net Assets .................................           1.60%        1.45%        1.45%        1.52%        1.55%
Ratio of Net Investment Income to
  Average Net Assets .........................          11.41%       10.55%        8.36%        9.73%       11.95%
Portfolio Turnover Rate ......................            119%         121%         156%         157%         220%
--------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net Investment
    Income ...................................         $    --      $    --      $    --      $    --      $  0.02
Ratios Before Expense Reductions:
  Expenses to Average Net Assets .............              --           --           --           --        1.69%
  Net Investment Income to
    Average Net Assets .......................              --           --           --           --       11.81%
Ratio of Net Expenses to Average
  Net Assets excluding country tax
  expense and interest expense ...............           1.46%           --           --           --           --
--------------------------------------------------------------------------------------------------------------------

(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.

#    CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


                                               SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                                                         AUGUST 1,
                                                                   YEAR ENDED JUNE 30,                   1995+ TO
                                                     ----------------------------------------------      JUNE 30,
CLASS B SHARES                                        2000#        1999#        1998#         1997         1996
                                                     -------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD...................................       $  9.86     $  12.40     $  14.20      $ 12.44      $ 11.63
                                                     -------     --------     --------      -------      -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income.......................          1.06         0.98         1.04         1.07         1.18
  Net Realized and
    Unrealized Gain/Loss......................         (0.06)       (2.50)       (0.65)        2.35         0.72
                                                     -------     --------     --------      -------      -------
Total From Investment Operations..............          1.00        (1.52)        0.39         3.42         1.90
                                                     -------     --------     --------      -------      -------
DISTRIBUTIONS
  Net Investment Income.......................         (0.97)       (1.01)       (1.00)       (1.15)       (1.09)
  Net Realized Gain...........................            --           --        (1.19)       (0.51)          --
  In Excess of Net Realized Gain..............            --        (0.01)          --           --           --
                                                     -------     --------     --------      -------      -------
Total Distributions...........................         (0.97)       (1.02)       (2.19)       (1.66)       (1.09)
                                                     -------     --------     --------      -------      -------
NET ASSET VALUE, END OF PERIOD................       $  9.89     $   9.86     $  12.40      $ 14.20      $ 12.44
                                                     =======     ========     ========      =======      =======
TOTAL RETURN (1)..............................        10.58%      (11.82%)       2.63%       29.14%       17.07%*
                                                     =======     ========     ========      =======      =======
RATIOS AND SUPPLEMENTAL DATA
Net assets, End of Period (000's).............       $90,872     $107,013     $146,401      $78,340      $26,174
Ratio of Expenses to Average
  Net Assets..................................         2.35%        2.20%        2.20%        2.27%        2.30%
Ratio of Net Investment Income to
  Average Net Assets..........................        10.65%        9.81%        7.64%        8.86%       12.06%
Portfolio Turnover Rate.......................          119%         121%         156%         157%         220%*
------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net Investment
    Income....................................       $    --     $     --     $     --      $    --        $0.02
Ratios Before Expense Reductions:
  Expenses to Average Net Assets..............            --           --           --           --        2.47%
  Net Investment Income to
    Average Net Assets........................            --           --           --           --       11.89%
Ratio of Net Expenses to Average
  Net Assets excluding country tax
    expense and interest expense..............         2.21%           --           --           --           --
------------------------------------------------------------------------------------------------------------------

*   NON-ANNUALIZED

+ THE FUND BEGAN OFFERING CLASS B SHARES ON AUGUST 1, 1995.

(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.

#   CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                          YEAR ENDED JUNE 30,
                                                     ---------------------------------------------------------------
CLASS C SHARES                                          2000#        1999#        1998#        1997         1996
                                                     ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD...................................         $  9.87      $ 12.40      $ 14.21      $ 12.45      $ 11.58
                                                       -------      -------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income.......................            1.06         0.98         1.04         1.16         1.30
  Net Realized and
    Unrealized Gain/Loss......................           (0.07)       (2.49)       (0.66)        2.26         0.77
                                                       -------      -------      -------      -------      -------
Total From Investment Operations..............            0.99        (1.51)        0.38         3.42         2.07
                                                       -------      -------      -------      -------      -------
DISTRIBUTIONS
  Net Investment Income.......................           (0.97)       (1.01)       (1.00)       (1.15)       (1.20)
  Net Realized Gain...........................              --           --        (1.19)       (0.51)          --
  In Excess of Net Realized Gain..............              --        (0.01)          --           --           --
                                                       -------      -------      -------      -------      -------
Total Distributions...........................           (0.97)       (1.02)       (2.19)       (1.66)       (1.20)
                                                       -------      -------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD................         $  9.89      $  9.87      $ 12.40      $ 14.21      $ 12.45
                                                       =======      =======      =======      =======      =======
TOTAL RETURN (1)..............................          10.57%      (11.83%)       2.55%       29.12%       18.71%
                                                       =======      =======      =======      =======      =======
RATIOS AND SUPPLEMENTAL DATA
Net assets, End of Period (000's).............         $33,474      $40,616      $60,197      $41,709      $28,094
Ratio of Expenses to Average
  Net Assets..................................           2.35%        2.20%        2.20%        2.27%        2.30%
Ratio of Net Investment Income to
  Average Net Assets..........................          10.65%        9.81%        7.62%        9.04%       11.40%
Portfolio Turnover Rate.......................            119%         121%         156%         157%         220%
--------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Reductions
  During the Period
  Per Share Benefit to Net Investment
    Income....................................         $    --      $    --      $    --      $    --        $0.04
Ratios Before Expense Reductions:
  Expenses to Average Net Assets..............              --           --           --           --        2.44%
  Net Investment Income to
    Average Net Assets........................              --           --           --           --       11.26%
Ratio of Net Expenses to Average
  Net Assets excluding country tax
  expense and interest expense................           2.21%           --           --           --           --
--------------------------------------------------------------------------------------------------------------------

(1) TOTAL RETURN IS CALCULATED EXCLUSIVE OF SALES CHARGES OR DEFERRED SALES CHARGES.

#   CHANGES PER SHARE ARE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.


                                               SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2000


    The Van Kampen Worldwide High Income Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks high current income consistent with relative stability of principal and, secondarily, capital appreciation by investing primarily in a portfolio of high yielding, high risk fixed income securities of issuers located throughout the world. The Fund commenced operations on April 21, 1994. The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares.

1. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles accepted in the United States of America (hereafter "generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period.
Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which takes into account institutional size trading in similar groups of securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

At June 30, 2000, approximately 84% of the net assets of the Worldwide High Income Fund consisted of high yield securities rated below investment grade. Investments in high yield securities are accompanied by a greater degree of credit risk, and the securities tend to be more sensitive to economic conditions than higher rated securities. Certain securities may be valued on the basis of bid prices provided by one principal market maker.

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2000


B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares. Distributions from the Fund are recorded on the ex-distribution date.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. Although the Fund's fiscal year end is June 30, the Fund's tax year end is September 30.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 1999, the Fund had an accumulated capital loss carryforward for tax purposes of $55,413,637, which will expire September 30, 2007. Net realized gains or losses may differ for financial and tax reporting purposes as a result of losses relating to wash sale transactions and the difference in the Fund's tax year end.

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2000


    At June 30, 2000, for federal income tax purposes, cost of long- and short-term investments is $182,408,214, the aggregate gross unrealized appreciation is $3,012,247 and the aggregate gross unrealized depreciation is $14,991,871, resulting in net unrealized depreciation on long- and short-term investments of $11,979,624.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.

    Due to inherent differences in the recognition of income and expenses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. A permanent difference related to the recognition of net realized losses on foreign currency transactions totaling $824,555 was reclassified from accumulated net investment income to accumulated net realized loss. A permanent difference related to the recognition of net realized gains on paydowns of mortgage pool obligations totaling $17,726 was reclassified from accumulated net realized loss to accumulated net investment income. A permanent difference of $29,829 related to partnership investments was reclassified from accumulated net investment income to accumulated net realized loss. A permanent difference related to the recognition of certain expenses that are not deductible for tax purposes totaling $1,746 were reclassified from paid in capital in excess of par to accumulated net investment income.

    Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions includes the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions.

    The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2000


and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Subadviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets indicated as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million.....................................          .75 of 1%
Next $500 million......................................          .70 of 1%
Over $1 billion........................................          .65 of 1%

    The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                 CLASS B
                           CLASS A             AND CLASS C
                       MAX. OPERATING         MAX. OPERATING
                        EXPENSE RATIO         EXPENSE RATIO
                            1.55%                 2.30%

    For the period ended June 30, 2000, the Fund recognized expenses of $12,192 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

    For the period ended June 30, 2000, the Fund recognized expenses of $8,016 representing Van Kampen's cost of providing legal services to the Fund.

    Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2000


affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

    Van Kampen Funds Inc. (the "Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund on an annualized basis, of the average daily net assets attributable to each Class.

    The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the period ended June 30, 2000, the Distributor has advised the Fund that it earned initial sales charges of $92,451 for Class A shares and deferred sales charges of $527,530 and $5,741 for Class B shares and Class C shares, respectively. Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a 10 year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2000



3. CAPITAL TRANSACTIONS
The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A shares are sold with a front-end sales charge of up to 4.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a CDSC. Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares seven years after the end of the calendar month in which the shares were purchased. For the period ended June 30, 2000, no Class B shares converted to Class A shares. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                                        CONTINGENT DEFERRED SALES
                                                       CHARGE ON ASSETS SUBJECT TO
                                                               SALES CHARGE
                                                       ---------------------------
YEAR OF REDEMPTION   CLASS B    CLASS C
First.............................................       4.00%            1.00%
Second............................................       4.00%            None
Third.............................................       3.00%            None
Fourth............................................       2.50%            None
Fifth.............................................       1.50%            None
Thereafter........................................       None             None

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2000

                                                      YEAR ENDED      YEAR ENDED
                                                    JUNE 30, 2000   JUNE 30, 1999*
                                                    -------------   --------------
CAPITAL SHARE TRANSACTIONS
CLASS A:
   Shares:
     Subscribed ..................................      1,470,858       3,413,000
     Distributions Reinvested.....................        350,009         486,000
     Redeemed.....................................     (3,203,852)     (5,339,000)
                                                     ------------    ------------
   Net Decrease in Class A Shares Outstanding.....     (1,382,985)     (1,440,000)
                                                     ============    ============
   Dollars:
     Subscribed...................................   $ 14,838,696    $ 36,170,000
     Distributions Reinvested.....................      3,493,604       4,873,000
     Redeemed.....................................    (32,264,042)    (53,258,000)
                                                     ------------    ------------
   Net Decrease...................................   $(13,931,742)   $(12,215,000)
                                                     ============    ============

   Ending Paid in Capital.........................   $ 66,725,638+   $ 80,677,000+
                                                     ============    ============
CLASS B:
   Shares:
     Subscribed ..................................      1,060,856       3,007,000
     Distributions Reinvested.....................        487,220         619,000
     Redeemed.....................................     (3,209,185)     (4,586,000)
                                                     ------------    ------------
   Net Decrease in Class B Shares Outstanding.....     (1,661,109)       (960,000)
                                                     ============    ============
   Dollars:
     Subscribed ..................................   $ 10,592,179    $ 31,134,000
     Distributions Reinvested.....................      4,844,540       6,179,000
     Redeemed.....................................    (32,147,709)    (45,561,000)
                                                     ------------    ------------
   Net Decrease...................................   $(16,710,990)   $ (8,248,000)
                                                     ============    ============

   Ending Paid in Capital.........................   $131,144,566+   $147,844,000+
                                                     ============    ============
CLASS C:
   Shares:
     Subscribed ..................................        558,763       1,545,000
     Distributions Reinvested.....................        200,016         270,000
     Redeemed.....................................     (1,491,227)     (2,552,000)
                                                     ------------    ------------
   Net Decrease in Class C Shares Outstanding.....       (732,448)       (737,000)
                                                     ============    ============
   Dollars:
     Subscribed...................................   $  5,581,731    $ 15,873,000
     Distributions Reinvested.....................      1,988,930       2,707,000
     Redeemed.....................................    (14,970,374)    (25,134,000)
                                                     ------------    ------------
   Net Decrease...................................   $ (7,399,713)   $ (6,554,000)
                                                     ============    ============

   Ending Paid in Capital.........................   $ 48,059,071+   $ 55,455,000+
                                                     ============    ============

* AMOUNTS ROUNDED TO THE NEAREST (000).
+ ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX
  DIFFERENCES--SEE NOTE 1E.

4. INVESTMENT TRANSACTIONS
For the period ended June 30, 2000, the Fund made purchases of $212,748,084 and sales of $246,133,571 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2000


5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, foreign currency exposure, maturity and duration, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    Summarized below are the specific types of derivative financial instruments used by the Fund.


A. FORWARD CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

    At June 30, 2000, the Fund has outstanding forward currency contracts as follows:

                                                              UNREALIZED
                                            CURRENT         APPRECIATION/
         FORWARD CURRENCY CONTRACTS          VALUE          DEPRECIATION
         SHORT CONTRACTS:
         British Pound, 1,595,000
           expiring 8/3/00                $ 2,414,289        $   64,740
         Euro, 9,238,348
           expiring 7/26/00-8/10/00         8,828,868          (114,697)
                                          -----------        ----------
                                          $11,243,157        $  (49,957)
                                          -----------        ----------
         LONG CONTRACTS:
         British Pound, 115,000
           expiring 8/3/00                $   174,071        $     (660)
         Euro, 805,000
           expiring 7/28/00-8/3/00            833,449             9,015
                                          -----------        ----------
                                          $ 1,007,520        $    8,355
                                          -----------        ----------
                                          $12,250,677        $  (41,602)
                                          ===========        ==========

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2000


B. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures of foreign government bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of realized gain or loss associated with a futures contract may exceed the variation margin reflected on the Statement of Assets and Liabilities. The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

    Transactions in futures contracts for the period ended June 30, 2000, were as follows:

                                                         CONTRACTS
         Outstanding at June 30, 1999.........                  13
         Futures Opened.......................                 137
         Futures Closed.......................                (115)
                                                         ---------
         Outstanding at June 30, 2000.........                  35
                                                         =========

    The futures contracts outstanding as of June 30, 2000, and the descriptions and the unrealized appreciation/depreciation are as follows:

                                                                      UNREALIZED
                                                         CONTRACTS   APPRECIATION
         SHORT CONTRACTS:
         U.S. Long Gilt Index--September 2000
           (Current notional value $114 per contract)        10        $ 6,614


         LONG CONTRACTS:
         U.S. 10 Year Note--September 2000
           (Current notional value $98 per contract)         25         75,681
                                                            ---        -------
                                                             35        $82,295
                                                            ===        =======

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2000


C. STRUCTURED SECURITIES The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks equivalent to that of the underlying instruments. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

6. BORROWINGS
In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered into a $650 million committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rata percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and
Shareholders of Van Kampen Worldwide
High Income Fund

    We have audited the accompanying statement of assets and liabilities of Van Kampen Worldwide High Income Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2000, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Fund's financial statements and financial highlights for the periods ended prior to June 30, 2000, were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Worldwide High Income Fund as of June 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 11, 2000

                                VAN KAMPEN FUNDS


THE VAN KAMPEN
FAMILY OF FUNDS

GROWTH
   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Strategic Income
   Tax Managed Global Franchise
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return*
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term
     Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

-   visit our Web site at
    www.vankampen.com --
    to view a prospectus, select                           [GRAPHIC]
    DOWNLOAD PROSPECTUS

-   call us at 1-800-341-2911
    weekdays from 7:00 a.m. to 7:00 p.m.
    central time. Telecommunications                       [GRAPHIC]
    Device for the Deaf users,
    call 1-800-421-2833.

-   e-mail us by visiting
    www.vankampen.com and                                  [GRAPHIC]
    selecting CONTACT US


  * Closed to new investors
 ** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN WORLDWIDE HIGH INCOME FUND


BOARD OF DIRECTORS


J. MILES BRANAGAN

JERRY D. CHOATE

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

MITCHELL M. MERIN*

JACK E. NELSON

RICHARD F. POWERS, III*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

SUZANNE H. WOOLSEY



OFFICERS


RICHARD F. POWERS, III*
   Chairman, Director, President,
   Chief Executive Officer

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Chief Financial Officer
   and Treasurer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOSEPH P. STADLER*
JOHN H. ZIMMERMANN, III*
   Vice Presidents


INVESTMENT ADVISER AND
ADMINISTRATOR

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555


INVESTMENT SUBADVISERS

MORGAN STANLEY DEAN WITTER INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

MILLER ANDERSON & SHERRERD, LLP
One Tower Bridge
West Conshohocken, Pennsylvania 19428


DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555


CUSTODIAN

THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, New York 11245


DIVIDEND DISBURSING AND TRANSFER AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256


LEGAL COUNSEL

SKADDEN, ARPS, SLATE, MEAGHER &
FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606


INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601


* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

(C)  VAN KAMPEN FUNDS INC., 2000. ALL RIGHTS RESERVED.

-SM- DENOTES A SERVICE MARK OF VAN KAMPEN FUNDS INC.

     THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS IT HAS BEEN PRECEDED OR IS ACCOMPANIED BY AN EFFECTIVE PROSPECTUS OF THE FUND WHICH CONTAINS ADDITIONAL INFORMATION ON HOW TO PURCHASE SHARES, THE SALES CHARGES ON SHARES OF THE FUND, AND OTHER PERTINENT DATA. AFTER DECEMBER 31, 2000, THE REPORT, IF USED WITH PROSPECTIVE INVESTORS, MUST BE ACCOMPANIED BY A QUARTERLY PERFORMANCE UPDATE, IF APPLICABLE.

RESULTS OF
SHAREHOLDER VOTES

JUNE 30, 2000


A Joint Special Meeting of the Shareholders of the Worldwide High Income Fund (the "Fund") was held on December 15, 1999. The description of each proposal and number of shares voted are as follows:

1. To elect the following Directors to serve the Fund.

                                                        VOTED FOR        WITHHELD
J. Miles Branagan.................................      12,482,475        74,758
Jerry D. Choate...................................      12,478,169        79,063
Linda Hutton Heagy................................      12,480,106        77,127
R. Craig Kennedy..................................      12,482,777        74,456
Mitchell M. Merin.................................      12,482,777        74,456
Jack E. Nelson....................................      12,482,475        74,758
Richard F. Powers, III............................      12,480,118        77,115
Phillip B. Rooney.................................      12,480,118        77,115
Fernando Sisto....................................      12,479,417        77,816
Wayne W. Whalen...................................      12,481,848        75,385
Suzanne H. Woolsey................................      12,480,257        76,976
Paul G. Yovovich*.................................      12,482,777        74,456

* EFFECTIVE APRIL 14, 2000, PAUL G. YOVOVICH RESIGNED FROM THE BOARD OF
  DIRECTORS.

2. To ratify PricewaterhouseCoopers LLP to act as independent public accountants for the Fund.(1)

                                          AFFIRMATIVE      AGAINST       ABSTAIN
                                          12,465,374       33,607        58,251

(1) INDEPENDENT ACCOUNTANTS FOR THE FUND PERFORM AN ANNUAL AUDIT OF THE FUND'S FINANCIAL STATEMENTS. THE BOARD OF DIRECTORS ENGAGED DELOITTE & TOUCHE LLP TO BE THE FUND'S INDEPENDENT ACCOUNTANTS.


PricewaterhouseCoopers LLP, located at 200 East Randolph Drive, Chicago, IL 60601 ("PWC"), ceased being the Fund's independent accountants effective May 18, 2000. The cessation of the client-auditor relationship between the Fund and PWC was based solely on a possible future business relationship by PWC with an affiliate of the Fund's investment adviser.

                                                           -------------------
454, 554, 654                                                   PRESORTED
MSWW ANR 08/00                                                   STANDARD
VAN KAMPEN FUNDS INC.                                          U.S. Postage
1 Parkview Plaza                                                  PAID
P.O. Box 5555                                                  VAN KAMPEN
Oakbrook Terrace, Illinois 60181-5555                             FUNDS
                                                           -------------------